UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	–3.97 1.62%	7.30 8.52%	11.98 12.63%	1.07 1.07%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–4.13 1.45	7.11 8.32	9.67 10.37	1.27 1.27
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	–4.11 0.70	1.91 4.55	1.91 4.55	2.03 2.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–0.33 0.63	7.53 7.53	9.55 9.55	2.03 2.03
Class I Shares	No Sales Charge		12/3/2008	1.86	8.79	12.97	0.82
Class R1 Shares[2]	No Sales Charge		5/8/2017	1.69	5.63	5.63	0.91
Class R2 Shares[2]	No Sales Charge		5/8/2017	1.51	5.34	5.34	1.16
Class R3 Shares[2]	No Sales Charge		5/8/2017	1.25	5.09	5.09	1.41
Class R6 Shares[2]	No Sales Charge		5/8/2017	1.95	5.87	5.87	0.71

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund.
3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	3.03%	8.61%	12.54%
U.S. Equity Yield Composite Index[6]	7.19	10.63	13.65
Morningstar Large Value Category Average[7]	3.34	8.03	12.02

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,023.50	$5.46	$1,019.81	$5.45	1.07%

Investor Class Shares	$1,000.00	$1,022.70	$6.37	$1,018.90	$6.36	1.25%

Class B Shares	$1,000.00	$1,018.80	$10.18	$1,015.12	$10.16	2.00%

Class C Shares	$1,000.00	$1,018.10	$10.17	$1,015.12	$10.16	2.00%

Class I Shares	$1,000.00	$1,024.60	$4.18	$1,021.07	$4.18	0.82%

Class R1 Shares	$1,000.00	$1,024.10	$4.69	$1,020.57	$4.69	0.92%

Class R2 Shares	$1,000.00	$1,022.30	$5.96	$1,019.31	$5.96	1.17%

Class R3 Shares	$1,000.00	$1,021.10	$7.23	$1,018.05	$7.22	1.42%

Class R6 Shares	$1,000.00	$1,025.00	$3.73	$1,021.53	$3.72	0.73%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Electric Utilities	10.0%
Multi-Utilities	6.6
Oil, Gas & Consumable Fuels	6.5
Insurance	5.5
Semiconductors & Semiconductor Equipment	5.2
Diversified Telecommunication Services	5.0
Aerospace & Defense	4.8
Pharmaceuticals	4.7
Tobacco	4.3
Banks	3.5
Beverages	3.5
Equity Real Estate Investment Trusts	3.0
Household Products	3.0
Capital Markets	2.7
Commercial Services & Supplies	2.7
Electrical Equipment	2.5
Hotels, Restaurants & Leisure	2.5
Chemicals	2.4
Industrial Conglomerates	2.3
Software	2.1
Biotechnology	1.7

Communications Equipment	1.6%
IT Services	1.6
Food Products	1.5
Health Care Providers & Services	1.4
Food & Staples Retailing	1.1
Technology Hardware, Storage & Peripherals	1.1
Containers & Packaging	0.9
Exchange-Traded Funds	0.9
Specialty Retail	0.9
Household Durables	0.8
Health Care Equipment & Supplies	0.7
Air Freight & Logistics	0.6
Distributors	0.6
Metals & Mining	0.6
Multiline Retail	0.6
Textiles, Apparel & Luxury Goods	0.6
Building Products	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Ameren Corp.

3.	Altria Group, Inc.

4.	Pfizer, Inc.

5.	Arthur J. Gallagher & Co.
6.	Cisco Systems, Inc.

7.	Johnson & Johnson

8.	CME Group, Inc.

9.	Microsoft Corp.

10.	Texas Instruments, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 1.86%, underperforming the 3.03% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares underperformed the 7.19% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 3.34% return of the Morningstar Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period

During the reporting period, the Fund’s sector allocations detracted from performance relative to the Russell 1000® Value Index, but stock selection had a positive effect on relative performance. The largest positive sector contributors to relative performance were information technology and industrials. (Contributions take weightings and total returns into account.) In information technology, relative performance was driven by stock selection and an overweight sector position. In industrials, stock selection contributed positively to relative performance, but a sector overweight detracted. During the reporting period, the largest detractor from the Fund’s relative performance was security selection in the consumer staples sector. The Fund’s relative performance benefited from a significantly underweight position and strong security selection in the financials sector.

Were there any changes to the Fund during the reporting period?

Effective May 1, 2018, the Fund selected the U.S. Equity Yield Composite Index as its secondary benchmark in replacement of the Russell 1000® Index. The Fund selected the U.S. Equity Yield Composite Index as its secondary benchmark because it believes that this index is more reflective of its current investment style than the Russell 1000® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, industrials, information technology and financials provided positive contributions to the Fund’s performance relative to the Russell 1000® Value Index. Over the same period, consumer staples was the largest sector detractor from relative performance, followed by health care and consumer discretionary.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, Boeing, Cisco Systems and Microsoft provided the strongest positive contributions to the Fund’s absolute performance. Boeing is the world’s largest aerospace company, serving commercial airlines as well as government defense and space programs globally. During the reporting period, Boeing benefited from positive news about new defense wins, strong plane orders and continued solid production ramps. Cisco Systems is the world’s largest supplier of routers and switches. We believe that adoption of its subscription service, which is required to get the most out of the new intent-based networking switch, the Catalyst 9000, has been a major share driver. Earnings results have demonstrated increasing penetration, and the company intends to roll out this architecture across its product portfolio. Additionally, the company has a policy of returning more than 50% of its cash generation through a progressive dividend and share repurchases. Microsoft is a global software company for enterprises and consumers. Microsoft continues to shift toward subscription-based services and reduce its reliance on its Windows product. The company’s reduced dependence on personal-computer-attached sales has driven higher cash flow growth and greater predictability. Microsoft’s cloud and data center businesses have continued to grow at above-industry rates. Management remains dedicated to providing shareholder returns, and we expect Microsoft to continue to improve the company’s dividend and share repurchase plans.

The most significant detractors from the Fund’s absolute performance were British American Tobacco and Las Vegas Sands. British American Tobacco was under pressure along with its tobacco peers as investors continued to focus on concerns about the pace of growth in next-generation products. The company has a diversified next-generation product portfolio. Concerns about long-term growth, however, affected both heat-not-burn and vaping. Management remains confident in the company’s ability to continue to drive margin growth over the long term as next-generation products continue to gain traction. Top-line growth, coupled with disciplined cost controls and a strong focus on innovation, has allowed British American Tobacco to generate strong cash flows and consistently return cash to shareholders through a growing dividend. As of October 31, 2018, the Fund retained its position in British American Tobacco. Casino resort company Las Vegas Sands traded lower on several concerns, including decelerating monthly gross gaming revenue growth, uncertainty regarding casino concession contract renewal, potential regional competition, Chinese economic conditions, a U.S.-China trade war and

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

the impact of Typhoon Mangkhut in September. Overall, we believe that the company’s cash flows are secure for the foreseeable future and should continue to grow over the long term, driven by increasing visits and higher spend per visit among the company’s relatively stable mass-market client base. Las Vegas Sands is committed to maintaining a strong balance sheet and consistently returning cash to owners through attractive and steadily increasing dividends, supplemented by share repurchases. At the end of the reporting period, the Fund retained its position in Las Vegas Sands.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases during the reporting period included FirstEnergy and Bell Canada Enterprises. FirstEnergy is a utility holding company that serves customers in the states of Ohio, Pennsylvania, New Jersey, West Virginia and Maryland. The company has consistently returned cash to shareholders through a dividend that we find attractive. FirstEnergy generates most of its earnings and cash flows from regulated utility operations that are involved in the generation, transmission and distribution of electricity. The company is expected to maintain its dividend in 2018, while exiting unregulated businesses. With regulated earnings and cash flow growth in the mid-to-high single digits, we believe that FirstEnergy is well positioned to grow its dividends in the future. Bell Canada Enterprises is Canada’s largest communication company with over 21 million customers. The company’s growth is driven by a combination of pricing and increased penetration of its triple play product, increasing wireless customer base/LTE adoption and ad-content-driven TV stations. The company is committed to maintaining a strong network with investments in the next-generation of high-capacity broadband networks, which we believe will continue to drive subscriber growth and decrease customer turnover. Bell Canada Enterprises is committed to delivering a consistent growing dividend that is considered to be favorably covered.

During the reporting period, the Fund sold several positions, including Regal Entertainment Group and Daimler. Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists Theaters brands. Regal Entertainment is the largest theater circuit in the United States with over 7,000 screens. The Fund exited its position in Regal Entertainment after the announcement that the company would be acquired for cash by Cineworld Group. Daimler is one of the largest automotive manufactures in the world. The Mercedes-Benz Cars and the Daimler Trucks segments account for the vast majority of the company’s operating profit. The company maintains a strong net cash balance sheet that has provided a cushion against volatility, and management is committed to returning cash to shareholders primarily through dividends. A second earnings warning in as many quarters, however, and a pending change of both the CEO and CFO reduced our confidence in the safety of the dividend, which prompted us to exit the position.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in financials and consumer discretionary. Over the same period, the Fund’s most significant sector weighting reductions were in consumer staples and information technology. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Because the Fund has a long-term focus on shareholder yield and a disciplined investment process, Fund turnover tends to be low. New securities are added to the Fund when we find high-quality companies that have demonstrated an ability to consistently generate, grow and return cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The Fund holds positions as long as the company continues to deliver attractive, sustainable shareholder yield and we believe that the position meaningfully contributes to the investment objective of the Fund. Companies are reduced or sold if a company’s management changes its capital-allocation process away from shareholder yield. We also exit investments if we believe that there have been fundamental shifts in the company, its industry or other factors that could hinder the ability to grow free cash flow and generate shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the largest sectors within the Fund were utilities and consumer staples, and the smallest sectors were real estate and materials. On a relative basis, the Fund’s most significantly overweight sector positions relative to the Russell 1000® Value Index as of October 31, 2018, were in utilities, industrials and consumer staples. As of the same date, the Fund’s most significantly underweight sector positions were in financials, health care and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 4.8%
Boeing Co.	40,382	$14,329,957
General Dynamics Corp.	38,007	6,559,248
Lockheed Martin Corp.	44,658	13,122,753
Raytheon Co.	41,333	7,234,928
United Technologies Corp.	71,738	8,910,577

		50,157,463

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	63,662	6,782,549

Banks 3.5%
BB&T Corp.	133,500	6,562,860
M&T Bank Corp.	36,385	6,018,443
People’s United Financial, Inc.	468,441	7,335,786
U.S. Bancorp	200,964	10,504,388
Wells Fargo & Co.	114,073	6,072,106

		36,493,583

Beverages 3.5%
Coca-Cola Co.	178,578	8,550,315
Coca-Cola European Partners PLC	246,572	11,216,560
Molson Coors Brewing Co., Class B	89,792	5,746,688
PepsiCo., Inc.	92,643	10,411,220

		35,924,783

Biotechnology 1.7%
AbbVie, Inc.	139,677	10,873,854
Amgen, Inc.	36,107	6,961,069

		17,834,923

Building Products 0.0%‡
Resideo Technologies, Inc. (a)	1	14

Capital Markets 2.7%
BlackRock, Inc.	27,555	11,336,678
CME Group, Inc.	89,317	16,366,447

		27,703,125

Chemicals 2.4%
DowDuPont, Inc.	201,439	10,861,591
LyondellBasell Industries N.V., Class A	63,953	5,709,084
Nutrien, Ltd.	163,906	8,675,545

		25,246,220

Commercial Services & Supplies 2.7%
Deluxe Corp.	106,267	5,016,865
Republic Services, Inc.	149,178	10,842,257
Waste Management, Inc.	131,125	11,731,754

		27,590,876

Communications Equipment 1.6%
Cisco Systems, Inc.	373,897	17,105,788

	Shares	Value
Containers & Packaging 0.9%
Bemis Co., Inc.	195,738	$8,958,928

Distributors 0.6%
Genuine Parts Co.	61,286	6,001,125

Diversified Telecommunication Services 5.0%
AT&T, Inc.	490,295	15,042,251
BCE, Inc.	242,772	9,438,975
CenturyLink, Inc.	372,947	7,697,626
Verizon Communications, Inc.	341,591	19,501,430

		51,680,282

Electric Utilities 10.0%
Alliant Energy Corp.	138,726	5,962,443
American Electric Power Co., Inc.	158,680	11,640,765
Duke Energy Corp.	189,086	15,624,176
Entergy Corp.	181,960	15,275,542
Evergy, Inc.	123,999	6,942,704
Eversource Energy	173,883	10,999,839
FirstEnergy Corp.	296,457	11,051,917
Pinnacle West Capital Corp.	95,968	7,893,368
PPL Corp.	364,395	11,077,608
Southern Co.	164,857	7,423,511

		103,891,873

Electrical Equipment 2.5%
Eaton Corp. PLC	196,213	14,062,586
Emerson Electric Co.	174,358	11,835,421

		25,898,007

Equity Real Estate Investment Trusts 3.0%
Iron Mountain, Inc.	301,208	9,219,977
Public Storage	32,306	6,637,914
Welltower, Inc.	232,795	15,380,765

		31,238,656

Food & Staples Retailing 1.1%
Walmart, Inc.	111,171	11,148,228

Food Products 1.5%
Campbell Soup Co.	160,581	6,007,335
Kraft Heinz Co.	174,358	9,584,459

		15,591,794

Health Care Equipment & Supplies 0.7%
Medtronic PLC	85,516	7,681,047

Health Care Providers & Services 1.4%
CVS Health Corp.	78,865	5,709,037
UnitedHealth Group, Inc.	33,256	8,691,456

		14,400,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.5%
Brinker International, Inc.	110,696	$4,798,671
Las Vegas Sands Corp.	193,362	9,867,263
McDonald’s Corp.	64,612	11,429,863

		26,095,797

Household Durables 0.8%
Leggett & Platt, Inc.	222,818	8,090,522

Household Products 3.0%
Colgate-Palmolive Co.	90,294	5,377,008
Kimberly-Clark Corp.	119,723	12,487,109
Procter & Gamble Co.	155,355	13,776,881

		31,640,998

Industrial Conglomerates 2.3%
3M Co.	71,738	13,648,872
Honeywell International, Inc.	69,838	10,113,939

		23,762,811

Insurance 5.5%
Allianz S.E., Sponsored ADR	532,103	11,057,100
Arthur J. Gallagher & Co.	234,220	17,334,622
Marsh & McLennan Cos., Inc.	91,217	7,730,641
MetLife, Inc.	315,341	12,988,896
Travelers Cos., Inc.	60,811	7,609,281

		56,720,540

IT Services 1.6%
Automatic Data Processing, Inc.	40,857	5,886,677
Paychex, Inc.	158,680	10,391,953

		16,278,630

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	73,639	5,811,590

Multi-Utilities 6.6%
Ameren Corp.	301,208	19,452,012
Black Hills Corp.	118,773	7,066,993
CMS Energy Corp.	175,784	8,704,824
Dominion Energy, Inc.	161,531	11,536,544
NiSource, Inc.	286,480	7,265,133
WEC Energy Group, Inc.	218,067	14,915,783

		68,941,289

Multiline Retail 0.6%
Target Corp.	75,064	6,277,602

Oil, Gas & Consumable Fuels 6.5%
Chevron Corp.	55,665	6,214,997
Enterprise Products Partners, L.P.	495,996	13,302,613
Exxon Mobil Corp.	163,906	13,060,030
Magellan Midstream Partners, L.P.	152,029	9,377,149
Occidental Petroleum Corp.	148,703	9,973,510

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A, Sponsored ADR	245,147	$15,490,839

		67,419,138

Pharmaceuticals 4.7%
Johnson & Johnson	117,822	16,493,902
Merck & Co., Inc.	195,262	14,373,236
Pfizer, Inc.	407,154	17,532,051

		48,399,189

Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	143,002	11,970,697
Intel Corp.	153,454	7,193,923
Maxim Integrated Products, Inc.	145,378	7,271,808
Microchip Technology, Inc.	76,649	5,041,971
QUALCOMM, Inc.	110,221	6,931,799
Texas Instruments, Inc.	169,607	15,744,618

		54,154,816

Software 2.1%
Microsoft Corp.	149,654	15,984,544
Oracle Corp.	116,397	5,684,829

		21,669,373

Specialty Retail 0.9%
Home Depot, Inc.	52,260	9,191,489

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	50,359	11,021,571

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	392,767	6,739,882

Tobacco 4.3%
Altria Group, Inc.	281,729	18,323,654
British American Tobacco PLC, Sponsored ADR	281,254	12,206,424
Philip Morris International, Inc.	161,531	14,226,035

		44,756,113

Total Common Stocks (Cost $995,714,957)		1,028,301,107

Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 2.075% (b)	9,173,918	9,173,918

Total Short-Term Investment (Cost $9,173,918)		9,173,918

Total Investments (Cost $1,004,888,875)	100.0%	1,037,475,025
Other Assets, Less Liabilities	0.0 ‡	502,459
Net Assets	100.0%	$1,037,977,484

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,028,301,107	$—	$—	$1,028,301,107
Short-Term Investment
Affiliated Investment Company	9,173,918	—	—	9,173,918

Total Investments in Securities	$1,037,475,025	$—	$—	$1,037,475,025

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $995,714,957)	$1,028,301,107
Investment in affiliated investment companies, at value (identified cost $9,173,918)	9,173,918
Receivables:
Dividends	2,958,490
Fund shares sold	115,278
Securities lending income	5,745
Other assets	72,186

Total assets	1,040,626,724

Liabilities
Payables:
Investment securities purchased	963,707
Manager (See Note 3)	621,467
Fund shares redeemed	570,851
Transfer agent (See Note 3)	225,351
NYLIFE Distributors (See Note 3)	163,479
Shareholder communication	46,108
Professional fees	33,959
Custodian	8,477
Trustees	2,652
Accrued expenses	13,189

Total liabilities	2,649,240

Net assets	$1,037,977,484

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$66,000
Additional paid-in capital	973,895,012

973,961,012
Total distributable earnings (loss)	64,016,472

Net assets	$1,037,977,484

Class A
Net assets applicable to outstanding shares	$405,863,416

Shares of beneficial interest outstanding	25,856,351

Net asset value per share outstanding	$15.70
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.61

Investor Class
Net assets applicable to outstanding shares	$98,938,843

Shares of beneficial interest outstanding	6,331,352

Net asset value per share outstanding	$15.63
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.54

Class B
Net assets applicable to outstanding shares	$17,984,230

Shares of beneficial interest outstanding	1,185,117

Net asset value and offering price per share outstanding	$15.18

Class C
Net assets applicable to outstanding shares	$40,887,859

Shares of beneficial interest outstanding	2,694,705

Net asset value and offering price per share outstanding	$15.17

Class I
Net assets applicable to outstanding shares	$276,587,263

Shares of beneficial interest outstanding	17,454,362

Net asset value and offering price per share outstanding	$15.85

Class R1
Net assets applicable to outstanding shares	$777,820

Shares of beneficial interest outstanding	49,096

Net asset value and offering price per share outstanding	$15.84

Class R2
Net assets applicable to outstanding shares	$2,665,025

Shares of beneficial interest outstanding	169,850

Net asset value and offering price per share outstanding	$15.69

Class R3
Net assets applicable to outstanding shares	$3,817,076

Shares of beneficial interest outstanding	243,246

Net asset value and offering price per share outstanding	$15.69

Class R6
Net assets applicable to outstanding shares	$190,455,952

Shares of beneficial interest outstanding	12,016,237

Net asset value and offering price per share outstanding	$15.85

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$36,048,944
Interest	91,308
Dividends—Affiliated	47,597
Securities lending	13,345
Other	29,304

Total income	36,230,498

Expenses
Manager (See Note 3)	7,916,591
Distribution/Service—Class A (See Note 3)	1,065,305
Distribution/Service—Investor Class (See Note 3)	270,478
Distribution/Service—Class B (See Note 3)	230,633
Distribution/Service—Class C (See Note 3)	476,931
Distribution/Service—Class R2 (See Note 3)	12,763
Distribution/Service—Class R3 (See Note 3)	21,852
Transfer agent (See Note 3)	1,270,415
Registration	186,710
Professional fees	121,274
Shareholder communication	102,042
Trustees	25,505
Custodian	17,292
Shareholder service (See Note 3)	10,613
Miscellaneous	49,265

Total expenses before waiver/reimbursement	11,777,669
Expense waiver/reimbursement from Manager (See Note 3)	(87,629)

Net expenses	11,690,040

Net investment income (loss)	24,540,458

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	29,815,708
Foreign currency transactions	(800)

Net realized gain (loss) on investments and foreign currency transactions	29,814,908

Net change in unrealized appreciation (depreciation) on investments	(31,608,998)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,794,090)

Net increase (decrease) in net assets resulting from operations	$22,746,368

(a)	Dividends recorded net of foreign withholding taxes in the amount of $382,723.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,540,458	$14,218,604
Net realized gain (loss) on investments and foreign currency transactions	29,814,908	40,960,961
Net change in unrealized appreciation (depreciation) on investments	(31,608,998)	40,460,835

Net increase (decrease) in net assets resulting from operations	22,746,368	95,640,400

Distributions to shareholders(1):
Class A	(23,260,941)
Investor Class	(5,887,552)
Class B	(1,169,399)
Class C	(2,397,744)
Class I	(28,292,305)
Class R1	(85,762)
Class R2	(287,723)
Class R3	(254,507)
Class R6	(3,516,695)

	(65,152,628)

Dividends to shareholders from net investment income:
Class A		(4,292,903)
Investor Class		(1,332,590)
Class B		(158,119)
Class C		(392,426)
Class I		(7,245,593)
Class R1		(19,396)
Class R2		(93,902)
Class R3		(42,933)
Class R6		(8,927)

		(13,586,789)

Distributions to shareholders from net realized gain on investments:
Class A		(136,877)
Investor Class		(10,793)
Class C		(40,260)
Class I		(279,635)

		(467,565)

Total dividends and distributions to shareholders	(65,152,628)	(14,054,354)

	2018	2017
Capital share transactions:
Net proceeds from sale of shares	$130,991,054	$139,840,730
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Equity Fund	—	418,269,680
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	—	864,994,924
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	63,780,660	13,699,808
Cost of shares redeemed	(345,283,381)	(389,469,140)

Increase (decrease) in net assets derived from capital share transactions	(150,511,667)	1,047,336,002

Net increase (decrease) in net assets	(192,917,927)	1,128,922,048

Net Assets
Beginning of year	1,230,895,411	101,973,363

End of year(2)	$1,037,977,484	$1,230,895,411

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,053,576 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.31	$14.23	$14.06		$14.55	$13.57

Net investment income (loss) (a)	0.33	0.31	0.29		0.33	0.28
Net realized and unrealized gain (loss) on investments	(0.06)	2.13	0.69		(0.04)	1.66

Total from investment operations	0.27	2.44	0.98		0.29	1.94

Less dividends and distributions:
From net investment income	(0.32)	(0.30)	(0.26)		(0.33)	(0.39)
From net realized gain on investments	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.88)	(0.36)	(0.81)		(0.78)	(0.96)

Net asset value at end of year	$15.70	$16.31	$14.23		$14.06	$14.55

Total investment return (b)	1.62%	17.34%	7.43%		2.06%	15.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	1.92%	2.04	%(c)	2.36%	2.05%
Net expenses (d)	1.07%	1.08%	1.16	%(e)	1.24%	1.26%
Expenses (before waiver/reimbursement) (d)	1.07%	1.08%	1.33%		1.76%	1.63%
Portfolio turnover rate	17%	28%	14%		19%	16%
Net assets at end of year (in 000’s)	$405,863	$435,116	$26,701		$12,473	$10,219

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.24	$14.17	$14.01		$14.50	$13.52

Net investment income (loss) (a)	0.30	0.30	0.27		0.32	0.25
Net realized and unrealized gain (loss) on investments	(0.06)	2.10	0.68		(0.05)	1.65

Total from investment operations	0.24	2.40	0.95		0.27	1.90

Less dividends and distributions:
From net investment income	(0.29)	(0.27)	(0.24)		(0.31)	(0.35)
From net realized gain on investments	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.85)	(0.33)	(0.79)		(0.76)	(0.92)

Net asset value at end of year	$15.63	$16.24	$14.17		$14.01	$14.50

Total investment return (b)	1.45%	17.12%	7.30%		1.86%	14.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	1.89%	1.92	%(c)	2.26%	1.85%
Net expenses (d)	1.24%	1.28%	1.34	%(e)	1.35%	1.46%
Expenses (before waiver/reimbursement) (d)	1.29%	1.28%	1.51%		1.87%	1.83%
Portfolio turnover rate	17%	28%	14%		19%	16%
Net assets at end of year (in 000’s)	$98,939	$114,150	$2,861		$1,869	$1,610

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class B	Year ended October 31, 2018	May 8, 2017* through October 31, 2017
Net asset value at beginning of period	$15.79	$14.97

Net investment income (loss) (a)	0.18	0.07
Net realized and unrealized gain (loss) on investments	(0.06)	0.84

Total from investment operations	0.12	0.91

Less dividends and distributions:
From net investment income	(0.17)	(0.09)
From net realized gain on investments	(0.56)	—

Total dividends and distributions	(0.73)	(0.09)

Net asset value at end of period	$15.18	$15.79

Total investment return (b)	0.70%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	0.98%††
Net expenses (c)	1.99%	2.04%††
Expenses (before waiver/reimbursement) (c)	2.04%	2.04%††
Portfolio turnover rate	17%	28%
Net assets at end of period (in 000’s)	$17,984	$26,167

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$15.79	$13.80	$13.66		$14.16	$13.18

Net investment income (loss) (a)	0.18	0.16	0.15		0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.07)	2.06	0.69		(0.04)	1.62

Total from investment operations	0.11	2.22	0.84		0.16	1.77

Less dividends and distributions:
From net investment income	(0.17)	(0.17)	(0.15)		(0.21)	(0.22)
From net realized gain on investments	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.73)	(0.23)	(0.70)		(0.66)	(0.79)

Net asset value at end of year	$15.17	$15.79	$13.80		$13.66	$14.16

Total investment return (b)	0.63%	16.20%	6.55%		1.13%	14.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.06%	1.09	%(c)	1.45%	1.10%
Net expenses (d)	1.99%	2.04%	2.07	%(e)	2.10%	2.21%
Expenses (before waiver/reimbursement) (d)	2.04%	2.04%	2.24%		2.62%	2.58%
Portfolio turnover rate	17%	28%	14%		19%	16%
Net assets at end of year (in 000’s)	$40,888	$54,550	$8,416		$3,762	$2,612

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.46	$14.35	$14.17		$14.67	$13.68

Net investment income (loss) (a)	0.39	0.37	0.31		0.38	0.32
Net realized and unrealized gain (loss) on investments	(0.08)	2.13	0.72		(0.07)	1.67

Total from investment operations	0.31	2.50	1.03		0.31	1.99

Less dividends and distributions:
From net investment income	(0.36)	(0.33)	(0.30)		(0.36)	(0.43)
From net realized gain on investments	(0.56)	(0.06)	(0.55)		(0.45)	(0.57)

Total dividends and distributions	(0.92)	(0.39)	(0.85)		(0.81)	(1.00)

Net asset value at end of year	$15.85	$16.46	$14.35		$14.17	$14.67

Total investment return (b)	1.86%	17.66%	7.76%		2.23%	15.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%	2.31%	2.18	%(c)	2.67%	2.32%
Net expenses (d)	0.81%	0.83%	0.87	%(e)	0.99%	1.01%
Expenses (before waiver/reimbursement) (d)	0.81%	0.83%	1.04%		1.51%	1.38%
Portfolio turnover rate	17%	28%	14%		19%	16%
Net assets at end of year (in 000’s)	$276,587	$587,427	$63,995		$6,496	$7,618

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	Year ended October 31, 2018	May 8, 2017* through October 31, 2017
Net asset value at beginning of period	$16.45	$15.59

Net investment income (loss) (a)	0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.07)	0.86

Total from investment operations	0.30	1.03

Less dividends and distributions:
From net investment income	(0.35)	(0.17)
From net realized gain on investments	(0.56)	—

Total dividends and distributions	(0.91)	(0.17)

Net asset value at end of period	$15.84	$16.45

Total investment return (b)	1.69%	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.15%††
Net expenses (c)	0.92%	0.92%††
Portfolio turnover rate	17%	28%
Net assets at end of period (in 000’s)	$778	$1,835

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	Year ended October 31, 2018	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.30	$15.46

Net investment income (loss) (a)	0.32	0.15
Net realized and unrealized gain (loss) on investments	(0.06)	0.84

Total from investment operations	0.26	0.99

Less dividends and distributions:
From net investment income	(0.31)	(0.15)
From net realized gain on investments	(0.56)	—

Total dividends and distributions	(0.87)	(0.15)

Net asset value at end of period	$15.69	$16.30

Total investment return (b)	1.51%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.85%††
Net expenses (c)	1.17%	1.17%††
Portfolio turnover rate	17%	28%
Net assets at end of period (in 000’s)	$2,665	$5,506

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Year ended October 31, 2018	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.30	$15.46

Net investment income (loss) (a)	0.28	0.12
Net realized and unrealized gain (loss) on investments	(0.07)	0.86

Total from investment operations	0.21	0.98

Less dividends and distributions:
From net investment income	(0.26)	(0.14)
From net realized gain on investments	(0.56)	—

Total dividends and distributions	(0.82)	(0.14)

Net asset value at end of period	$15.69	$16.30

Total investment return (b)	1.25%	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.55%††
Net expenses (c)	1.42%	1.42%††
Portfolio turnover rate	17%	28%
Net assets at end of period (in 000’s)	$3,817	$5,422

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2018	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.46	$15.59

Net investment income (loss) (a)	0.37	0.23
Net realized and unrealized gain (loss) on investments	(0.04)	0.82

Total from investment operations	0.33	1.05

Less dividends and distributions:
From net investment income	(0.38)	(0.18)
From net realized gain on investments	(0.56)	—

Total dividends and distributions	(0.94)	(0.18)

Net asset value at end of period	$15.85	$16.46

Total investment return (b)	1.95%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.94%††
Net expenses (c)	0.73%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.73%	0.72%††
Portfolio turnover rate	17%	28%
Net assets at end of period (in 000’s)	$190,456	$723

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017 but were not offered for sale until May 8, 2017. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay Epoch U.S. Equity Yield Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

23

Notes to Financial Statements (continued)

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the

24	MainStay Epoch U.S. Equity Yield Fund

repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2018, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $7,916,591 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $87,629.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For

25

Notes to Financial Statements (continued)

providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,137
Class R2	5,105
Class R3	4,371

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $37,810 and $20,616, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,344, $16, $18,553, and $1,755, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$367,447
Investor Class	334,237
Class B	71,046
Class C	147,008
Class I	341,530
Class R1	976
Class R2	4,414
Class R3	3,757

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$80,592	$(71,418)	$—	$—	$9,174	$48	$—	9,174

26	MainStay Epoch U.S. Equity Yield Fund

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,002,828,779	$100,365,872	$(65,719,626)	$34,646,246

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,689,845	$19,081,865	$—	$32,244,762	$64,016,472

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$321,413	$(321,413)

The reclassifications for the Fund are primarily due to partnerships.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$44,500,319	$13,586,789
Long-Term Capital Gain	20,652,309	467,565
Total	$65,152,628	$14,054,354

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $193,001 and $364,662, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,390,046	$22,383,881
Shares issued to shareholders in reinvestment of dividends and distributions	1,422,621	22,836,016
Shares redeemed	(4,636,014)	(74,641,826)

Net increase (decrease) in shares outstanding before conversion	(1,823,347)	(29,421,929)
Shares converted into Class A (See Note 1)	1,192,156	19,507,109
Shares converted from Class A (See Note 1)	(191,724)	(3,004,542)

Net increase (decrease)	(822,915)	$(12,919,362)

Year ended October 31, 2017:
Shares sold	1,679,382	$25,630,670
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	1,933,621	29,884,882
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	19,191,116	296,606,370
Shares issued to shareholders in reinvestment of dividends and distributions	273,531	4,297,330
Shares redeemed	(2,528,859)	(39,884,006)

Net increase (decrease) in shares outstanding before conversion	20,548,791	316,535,246
Shares converted into Class A (See Note 1)	4,485,043	72,191,334
Shares converted from Class A (See Note 1)	(230,675)	(3,495,425)

Net increase (decrease)	24,803,159	$385,231,155

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	273,983	$4,385,059
Shares issued to shareholders in reinvestment of dividends and distributions	366,306	5,859,004
Shares redeemed	(624,552)	(9,996,110)

Net increase (decrease) in shares outstanding before conversion	15,737	247,953
Shares converted into Investor Class (See Note 1)	393,556	6,274,131
Shares converted from Investor Class (See Note 1)	(1,107,253)	(18,054,753)

Net increase (decrease)	(697,960)	$(11,532,669)

Year ended October 31, 2017:
Shares sold	226,866	$3,519,355
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	842,007	12,958,411
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	10,496,828	161,545,132
Shares issued to shareholders in reinvestment of dividends and distributions	85,613	1,338,949
Shares redeemed	(445,182)	(6,992,175)

Net increase (decrease) in shares outstanding before conversion	11,206,132	172,369,672
Shares converted into Investor Class (See Note 1)	90,523	1,435,122
Shares converted from Investor Class (See Note 1)	(4,469,197)	(71,584,878)

Net increase (decrease)	6,827,458	$102,219,916

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	23,715	$370,990
Shares issued to shareholders in reinvestment of dividends and distributions	74,097	1,153,505
Shares redeemed	(269,767)	(4,181,673)

Net increase (decrease) in shares outstanding before conversion	(171,955)	(2,657,178)
Shares converted from Class B (See Note 1)	(300,155)	(4,721,945)

Net increase (decrease)	(472,110)	$(7,379,123)

Period ended October 31, 2017 (a):
Shares sold	16,336	$251,094
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	1,846,994	27,657,252
Shares issued to shareholders in reinvestment of dividends and distributions	10,228	156,002
Shares redeemed	(118,325)	(1,814,509)

Net increase (decrease) in shares outstanding before conversion	1,755,233	26,249,839
Shares converted from Class B (See Note 1)	(98,006)	(1,509,787)

Net increase (decrease)	1,657,227	$24,740,052

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	133,645	$2,076,447
Shares issued to shareholders in reinvestment of dividends and distributions	137,185	2,135,569
Shares redeemed	(1,031,089)	(16,045,633)

Net increase (decrease)	(760,259)	$(11,833,617)

Year ended October 31, 2017:
Shares sold	224,059	$3,274,845
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	545,689	8,171,258
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	3,063,639	45,875,542
Shares issued to shareholders in reinvestment of dividends and distributions	25,909	389,440
Shares redeemed	(1,013,419)	(15,404,074)

Net increase (decrease) in shares outstanding before conversion	2,845,877	42,307,011
Shares converted from Class C (See Note 1)	(907)	(13,764)

Net increase (decrease)	2,844,970	$42,293,247

28	MainStay Epoch U.S. Equity Yield Fund

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,609,133	$58,307,006
Shares issued to shareholders in reinvestment of dividends and distributions	1,706,344	27,675,037
Shares redeemed	(12,137,233)	(195,757,589)

Net increase (decrease) in shares outstanding before conversion	(6,821,756)	(109,775,546)
Shares converted from Class I (See Note 1)	(11,417,875)	(182,571,817)

Net increase (decrease)	(18,239,631)	$(292,347,363)

Year ended October 31, 2017:
Shares sold	6,817,502	$106,185,456
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	23,166,556	361,210,628
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	20,135,033	313,943,418
Shares issued to shareholders in reinvestment of dividends and distributions	465,729	7,354,138
Shares redeemed	(19,545,647)	(311,351,610)

Net increase (decrease) in shares outstanding before conversion	31,039,173	477,342,030
Shares converted into Class I (See Note 1)	196,546	2,977,398

Net increase (decrease)	31,235,719	$480,319,428

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,326	$102,560
Shares issued to shareholders in reinvestment of dividends and distributions	5,271	85,508
Shares redeemed	(74,019)	(1,207,071)

Net increase (decrease)	(62,422)	$(1,019,003)

Period ended October 31, 2017 (a):
Shares sold	5,251	$83,633
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	53,127	828,351
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	119,450	1,862,448
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	19,330
Shares redeemed	(67,524)	(1,061,171)

Net increase (decrease)	111,518	$1,732,591

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	24,291	$389,058
Shares issued to shareholders in reinvestment of dividends and distributions	17,748	284,889
Shares redeemed	(209,893)	(3,398,185)

Net increase (decrease)	(167,854)	$(2,724,238)

Period ended October 31, 2017 (a):
Shares sold	17,926	$284,051
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	187,838	2,903,108
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	513,177	7,931,357
Shares issued to shareholders in reinvestment of dividends and distributions	5,915	93,344
Shares redeemed	(387,152)	(6,251,209)

Net increase (decrease)	337,704	$4,960,651

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	33,290	$536,567
Shares issued to shareholders in reinvestment of dividends and distributions	14,585	234,437
Shares redeemed	(137,196)	(2,195,366)

Net increase (decrease)	(89,321)	$(1,424,362)

Period ended October 31, 2017 (a):
Shares sold	36,367	$579,466
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	149,659	2,313,042
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	171,756	2,654,562
Shares issued to shareholders in reinvestment of dividends and distributions	2,682	42,348
Shares redeemed	(27,897)	(439,571)

Net increase (decrease)	332,567	$5,149,847

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,680,673	$42,439,486
Shares issued to shareholders in reinvestment of dividends and distributions	219,887	3,516,695
Shares redeemed	(2,346,104)	(37,859,928)

Net increase (decrease) in shares outstanding before conversion	554,456	8,096,253
Shares converted into Class R6 (See Note 1)	11,417,875	182,571,817

Net increase (decrease)	11,972,331	$190,668,070

Period ended October 31, 2017 (a):
Shares sold	1,965	$32,160
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	443,746	6,918,843
Shares issued to shareholders in reinvestment of dividends and distributions	561	8,927
Shares redeemed	(402,366)	(6,270,815)

Net increase (decrease)	43,906	$689,115

(a) The Inception date of the class was May 8, 2017.

29

Notes to Financial Statements (continued)

Note 10–Fund Acquisitions

MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

At special meetings held on January 3 and 6, 2017, the Board approved certain changes to the MainStay ICAP Equity Fund (“Equity Fund”) and MainStay ICAP Select Equity Fund (“Select Equity Fund,” and together with the Equity Fund, the “ICAP Funds”). Among other related proposals, the Board approved: (i) Agreements and Plans of Reorganization with respect to the Equity Fund and the Select Equity Fund, which provided for the reorganization of the ICAP Funds into the Fund; and (ii) the appointment of Epoch Investment Partners, Inc. to manage the ICAP

Funds’ assets on an interim basis, and the related interim subadvisory agreement. New York Life Investments reimbursed the ICAP Funds for transition costs of approximately $130,615 incurred, associated with the repositioning of the portion of the ICAP Funds previously subadvised by Institutional Capital LLC. The Board also approved an amended management fee schedule for the Fund to include additional breakpoints that was effective upon the completion of the Reorganizations. The Reorganization was completed on May 8, 2017. The aggregate net assets of the Fund immediately before the acquisition were $158,433,650 and the combined net assets after the acquisition were $1,441,698,254.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization			After Reorganization
	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund	MainStay Epoch U.S. Equity Yield Fund
Net Assets:
Class A	$29,884,882	$296,606,370	$34,530,311	$361,021,563
Investor Class	12,958,411	161,545,132	3,900,096	178,403,639
Class B	—	27,657,252	—	27,657,252
Class C	8,171,258	45,875,542	9,822,594	63,869,394
Class I	361,210,628	313,943,418	110,180,649	785,334,695
Class R1	828,351	1,862,448	—	2,690,799
Class R2	2,903,108	7,931,357	—	10,834,465
Class R3	2,313,042	2,654,562	—	4,967,604
Class R6	—	6,918,843	—	6,918,843
Shares Outstanding:
Class A	839,965	9,382,556	2,234,197	23,358,933
Investor Class	365,040	5,111,973	253,420	11,592,255
Class B	—	891,370	—	1,846,994
Class C	235,107	1,479,207	655,969	4,265,298
Class I	10,127,601	9,913,340	7,066,552	50,368,141
Class R1	23,200	58,696	—	172,577
Class R2	81,561	250,765	—	701,015
Class R3	65,199	84,063	—	321,415
Class R6	—	218,499	—	443,746
Net unrealized appreciation/(depreciation)	10,372,238	9,242,427	12,363,506	31,978,171
Undistributed net investment income	(1,261,207)	(4,033,973)	290,242	290,242
Accumulated net realized gain/(loss)	1,752,850	5,003,289	2,540,349	2,540,349

Assuming the acquisition of the ICAP Funds had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, was as follows:

Net investment income	$26,884,315
Net gain on investments	385,869,143
Net increase in net assets resulting from operations	$412,753,458

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the ICAP Funds that have been included in the Fund’s Statement of Operations since May 8, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from ICAP Funds, in the amount of $1,242,681,514, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

30	MainStay Epoch U.S. Equity Yield Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

32	MainStay Epoch U.S. Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $20,496,069 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $32,892,109 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 68.35% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay Epoch U.S. Equity Yield Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

36	MainStay Epoch U.S. Equity Yield Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716817 MS293-18	MSEUE11-12/18 (NYLIM) NL239

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/15/2006	–9.85 –4.60%	2.83 4.00%	7.27 7.88%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–10.07 –4.83	2.57 3.74	6.32 7.00	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–6.46 –5.55	2.97 2.97	6.20 6.20	2.29 2.29
Class I Shares[3]	No Sales Charge		7/25/2005	–4.36	4.26	8.37	1.05

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from April 30, 2008, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment processes and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	1.16%	6.81%	10.02%
Morningstar World Large Stock Category Average[5]	–1.14	5.76	9.65

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$951.90	$6.45	$1,018.60	$6.67	1.31%

Investor Class Shares	$1,000.00	$950.60	$7.62	$1,017.39	$7.88	1.55%

Class C Shares	$1,000.00	$947.30	$11.29	$1,013.61	$11.67	2.30%

Class I Shares	$1,000.00	$953.30	$5.22	$1,019.86	$5.40	1.06%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

United States	60.6%
France	10.3
Japan	10.2
United Kingdom	10.1
Hong Kong	2.0
Germany	1.9

Netherlands	1.9%
Denmark	1.7
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Safran S.A.

2.	Phillips 66

3.	Microsoft Corp.

4.	AstraZeneca PLC

5.	Merck & Co., Inc.
6.	UnitedHealth Group, Inc.

7.	Airbus S.E.

8.	Kroger Co.

9.	Universal Display Corp.

10.	Coca-Cola European Partners PLC

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch Global Choice Fund returned –4.36%, underperforming the 1.16% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the –1.14% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI World Index during the reporting period was driven by stock selection, predominantly in the information technology, financials, consumer discretionary and materials sectors. Stock selection in the industrials and energy sectors contributed positively to relative returns. (Contributions take weightings and total returns into account.) The Fund’s sector allocations contributed positively to relative performance, particularly because of underweight positions in consumer staples and financials and overweight positions in health care and information technology.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s relative performance came from industrials, energy and consumer staples. Over the same period, the information technology, materials, financials and consumer discretionary sectors detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, Microsoft, Visa and Safran provided the strongest positive contributions to the Fund’s absolute performance. Software company Microsoft, one of the Fund’s largest positions, continued to perform well on increasing revenue, profits and cash flow. Microsoft is successfully transitioning to the cloud and is using Office 365 to generate recurring revenue. We believe that the cloud opportunity is vast and that Microsoft is investing appropriately to capture its fair share of this growth. Although the cloud business has depressed near-term profitability, profit margins are improving as the business scales, and we believe that they should normalize in a few years. We believe that these factors could drive strong revenue and free cash flow growth at Microsoft for many years.

Visa is a global payment technology company that connects consumers, businesses, financial institutions and governments in more than 200 countries and territories to fast, secure and reliable electronic payments. Visa operates one of the world’s most advanced processing networks, VisaNet, which is capable of handling more than 65,000 transaction messages a second, with fraud protection for consumers and assured payments for merchants. The company is a prime beneficiary of payment electronification, which we believe could translate to high-single-digit transaction volume growth and revenue for many years to come. The company’s growth, stability, profitability and shareholder returns translated to good share price performance during the reporting period.

France-domiciled global aerospace company Safran reported strong results throughout the reporting period. Fundamentals in the engine business remain solid, with aftermarket parts and service growing in the strong double digits and the ramp-up on the company’s new LEAP engine program progressing according to plan. We believe that this could result in significant growth in free cash flow over the next three years.

During the reporting period, the most significant detractors from the Fund’s absolute performance were Bayer and Applied Materials. German pharmaceutical and life sciences company Bayer declined on news of an adverse verdict in a product liability trial regarding the company’s weed-killing product, Roundup.

Applied Materials is the largest supplier of wafer fabrication equipment sold to the global semiconductor industry. The company is also the leading equipment supplier for the manufacture of LCD and OLED displays. The stock was affected by concerns that semiconductor capital equipment spending had peaked in the current cycle and that OLED equipment spending could soften in 2019. Later in the reporting period, concern arose over whether the U.S.-China trade war would negatively affect the industry because of supply chain disruption and the potential for increased measures by the United States in reaction to the perception that China is stealing intellectual property. Although the Fund reduced its overall exposure to the semiconductor industry, we remain invested in Applied Materials. We believe that over the medium term there are a number of positive secular drivers, including the higher capital intensity of semiconductor manufacturing, growth in China, and market-share expansion opportunities resulting from shifting technology. In light of these dynamics, we believe there could be strong free cash flow growth from Applied Materials for the next several years.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund established several new positions. Among these were Merck, Airbus and Kroger.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Merck is a global health care company that develops, manufactures and sells prescription pharmaceuticals, vaccines and animal health products. The company is a leader in the emerging field of immuno-oncology, an innovative approach to fighting cancer that uses the body’s own immune system. We believe that the market is underestimating the commercial potential of Keytruda, the company’s primary immuno-oncology product. Keytruda is the first drug ever approved by the FDA to treat cancer on the basis of tumor genetics rather than tissue type or tumor site. We believe that the drug may have numerous applications far beyond small cell lung cancer, which is the market’s current narrow point of focus. We believe that the market is materially underestimating the revenue and free cash flow trajectory of Merck over the coming years, which we believe has made the stock’s valuation attractive. While the company is investing heavily in research and development to maximize the potential of Keytruda, it also pays a growing dividend that we find attractive, which has been complemented by ongoing share repurchases.

Airbus Group NV manufactures airplanes and military equipment. The company produces commercial aircraft, military fighter aircraft, military and commercial helicopters, missiles, satellites, and telecommunications and defense systems. The heart of our investment thesis is that the current share price does not properly reflect the material step-up in free cash flow generation that we expect as key new programs such as the A350 and A320neo mature and ramp up to targeted production rates. In our opinion, free cash flow should also benefit from an increase in production rates on the A320 family of aircraft, the company’s most profitable and cash-generative model. We believe the commercial aerospace industry is structurally attractive, driven by an upgrade and renewal cycle in the developed world and increasing travel demand in emerging markets. This strong secular demand growth is reflected in a commercial order backlog that represents more than 10 years of production at current rates.

The Fund initiated a position in Kroger, a leading supermarket operator, during the reporting period. We saw an opportunity in the stock because the market had assumed virtually no return on the company’s multiyear restructuring plan, despite the company’s history of generating pretax returns on investment in the mid-teens. Over the next three years, we believe approximately 25% of the current equity market capitalization could be returned to shareholders. In addition, we believe that the recently announced exclusive partnership with Ocado has meaningfully lowered the risk potential of disintermediation by e-commerce competitors and has created an underappreciated future growth opportunity.

During the reporting period, the Fund sold out of Anheuser-Busch InBev and Walt Disney. Brewer Anheuser-Busch InBev

(ABI) was sold in January 2018. The company has production facilities in Europe, the Americas and Asia. Key global brands include Budweiser, Corona and Stella Artois. Other brands include Beck’s, Leffe, Hoegaarden, Bud Light, Skol, Brahma, and Michelob Ultra. Following the acquisition of SAB Miller the company accounts for roughly one third of global beer volumes and approximately 50% of the profit pool. While ABI has attractive opportunities for revenue and cash flow growth, and cost synergies after the acquisition of SAB Miller, a heightened focus by investors on the challenges of the mainstream beer market in the United States and concern that a turnaround in Brazil was yet to come through meant that the risk-reward profile of the company, as it pertains to the Fund’s concentrated portfolio, was diminished.

Walt Disney’s shares appreciated sharply on news that the company intended to acquire certain assets of Twenty-First Century Fox for $52.4 billion in stock, a large transaction subject to regulatory scrutiny. While the news was received favorably by investors, the transaction represented a potential reversal in strategy. Previously, it was believed by many that the company would seek to spin-off its ABC/ESPN franchise in order to focus on its other core business units. Instead, Disney has opted to “double-down” on content including cable networks, regional sport networks and some non-U.S. assets. Following approval of a deal, expected in 2019, it will take time for the benefits of the transaction to become apparent. As a result we opted to sell the Fund’s position in the company on the appreciation in price in order to reinvest the proceeds into other opportunities that we believe have a more attractive risk-reward profile in the near term.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in health care, energy and materials. Over the same period, the Fund’s most significant weighting reductions were in the financials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in information technology, energy and health care. As of the same date, the Fund’s most substantially underweight positions relative to the benchmark were in the financials and consumer discretionary sectors. As of October 31, 2018, the Fund had no exposure to the real estate or the utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 89.8%†
Denmark 1.7%
ISS A/S (Commercial Services & Supplies)	85,098	$2,798,316

France 10.3%
Airbus S.E. (Aerospace & Defense)	54,967	6,083,267
Safran S.A. (Aerospace & Defense)	62,253	8,041,766
TOTAL S.A. (Oil, Gas & Consumable Fuels)	55,911	3,290,503

		17,415,536

Germany 1.9%
Bayer A.G., Registered (Pharmaceuticals)	42,871	3,291,251

Hong Kong 2.0%
AIA Group, Ltd.	449,600	3,402,695

Japan 10.2%
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	100,900	4,247,574
SCSK Corp. (IT Services)	104,100	4,414,574
Seria Co., Ltd. (Multiline Retail)	116,500	3,928,590
Sony Corp. (Household Durables)	86,000	4,679,754

		17,270,492

Netherlands 1.9%
Royal Dutch Shell PLC, Class A, Sponsored ADR	52,308	3,305,343

United Kingdom 10.1%
AstraZeneca PLC (Pharmaceuticals)	84,852	6,496,625
Coca-Cola European Partners PLC (Beverages)	119,359	5,429,641
Diageo PLC (Beverages)	147,624	5,110,751

		17,037,017

United States 51.7%
Alphabet, Inc., Class C (Interactive Media & Services) (a)	4,942	5,321,397
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	116,012	3,814,475
Danaher Corp. (Health Care Equipment & Supplies)	50,889	5,058,367
DowDuPont, Inc. (Chemicals)	58,841	3,172,707
Hexcel Corp. (Aerospace & Defense)	82,685	4,838,726
Kroger Co. (Food & Staples Retailing)	203,536	6,057,231
Martin Marietta Materials, Inc. (Construction Materials)	29,324	5,022,615
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	196,862	3,230,505
Merck & Co., Inc. (Pharmaceuticals)	85,467	6,291,226
Microsoft Corp. (Software)	64,820	6,923,424

	Shares	Value
United States (continued)
Morgan Stanley (Capital Markets)	94,178	$4,300,168
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	52,153	3,497,902
PayPal Holdings, Inc. (IT Services) (a)	63,288	5,328,217
Phillips 66 (Oil, Gas & Consumable Fuels)	68,211	7,013,455
Spotify Technology S.A. (Entertainment) (a)	17,218	2,577,362
UnitedHealth Group, Inc. (Health Care Providers & Services)	23,446	6,127,612
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	44,972	5,532,006
Visa, Inc., Class A (IT Services)	24,704	3,405,446

		87,512,841

Total Common Stocks (Cost $144,051,160)		152,033,491

Short-Term Investment 8.9%
Affiliated Investment Company 8.9%
United States 8.9%
MainStay U.S. Government Liquidity Fund, 2.075% (b)	15,002,215	15,002,215

Total Short-Term Investment (Cost $15,002,215)		15,002,215

Total Investments (Cost $159,053,375)	98.7%	167,035,706
Other Assets, Less Liabilities	1.3	2,248,559
Net Assets	100.0%	$169,284,265

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$152,033,491	$—	$—	$152,033,491
Short-Term Investment
Affiliated Investment Company	15,002,215	—	—	15,002,215

Total Investments in Securities	$167,035,706	$—	$—	$167,035,706

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$18,963,759	11.2%
Beverages	10,540,392	6.2
Capital Markets	4,300,168	2.5
Chemicals	3,172,707	1.9
Commercial Services & Supplies	2,798,316	1.7
Construction Materials	5,022,615	3.0
Diversified Telecommunication Services	4,247,574	2.5
Entertainment	2,577,362	1.5
Food & Staples Retailing	6,057,231	3.6
Health Care Equipment & Supplies	5,058,367	3.0
Health Care Providers & Services	6,127,612	3.6
Household Durables	4,679,754	2.8
Insurance	3,402,695	2.0
Interactive Media & Services	5,321,397	3.1
IT Services	13,148,237	7.8
Money Market Fund	15,002,215	8.9
Multiline Retail	3,928,590	2.3
Oil, Gas & Consumable Fuels	17,107,203	10.1
Pharmaceuticals	16,079,102	9.5
Semiconductors & Semiconductor Equipment	12,576,986	7.4
Software	6,923,424	4.1

	167,035,706	98.7
Other Assets, Less Liabilities	2,248,559	1.3

Net Assets	$169,284,265	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $144,051,160)	$152,033,491
Investment in affiliated investment companies, at value (identified cost $15,002,215)	15,002,215
Cash denominated in foreign currencies (identified cost $77,464)	76,354
Cash	315
Receivables:
Investment securities sold	2,779,699
Dividends	250,848
Fund shares sold	36,278
Other assets	38,930

Total assets	170,218,130

Liabilities
Payables:
Investment securities purchased	752,853
Manager (See Note 3)	142,869
Fund shares redeemed	11,500
Custodian	8,289
Professional fees	7,636
Shareholder communication	4,502
Transfer agent (See Note 3)	3,302
NYLIFE Distributors (See Note 3)	2,418
Trustees	475
Accrued expenses	21

Total liabilities	933,865

Net assets	$169,284,265

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,390
Additional paid-in capital	142,273,255

142,281,645
Total distributable earnings (loss)	27,002,620

Net assets	$169,284,265

Class A
Net assets applicable to outstanding shares	$4,810,189

Shares of beneficial interest outstanding	245,709

Net asset value per share outstanding	$19.58
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.72

Investor Class
Net assets applicable to outstanding shares	$1,152,588

Shares of beneficial interest outstanding	59,258

Net asset value per share outstanding	$19.45
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.58

Class C
Net assets applicable to outstanding shares	$1,289,982

Shares of beneficial interest outstanding	70,348

Net asset value and offering price per share outstanding	$18.34

Class I
Net assets applicable to outstanding shares	$162,031,506

Shares of beneficial interest outstanding	8,014,438

Net asset value and offering price per share outstanding	$20.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$3,962,875
Dividends—Affiliated	36,871
Interest	30,401
Securities lending	16,377
Other	668

Total income	4,047,192

Expenses
Manager (See Note 3)	1,894,749
Professional fees	66,401
Registration	64,674
Distribution/Service—Class A (See Note 3)	12,097
Distribution/Service—Investor Class (See Note 3)	2,856
Distribution/Service—Class C (See Note 3)	15,136
Transfer agent (See Note 3)	21,440
Custodian	17,025
Shareholder communication	14,645
Trustees	4,437
Miscellaneous	27,887

Total expenses before waiver/reimbursement	2,141,347
Expense waiver/reimbursement from Manager (See Note 3)	(215)

Net expenses	2,141,132

Net investment income (loss)	1,906,060

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,214,128
Foreign currency transactions	(15,604)

Net realized gain (loss) on investments and foreign currency transactions	19,198,524

Net change in unrealized appreciation (depreciation) on:
Investments	(28,829,746)
Translation of other assets and liabilities in foreign currencies	169

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,829,577)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9,631,053)

Net increase (decrease) in net assets resulting from operations	$(7,724,993)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $182,892.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,906,060	$1,529,740
Net realized gain (loss) on investments and foreign currency transactions	19,198,524	14,363,257
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,829,577)	28,685,117

Net increase (decrease) in net assets resulting from operations	(7,724,993)	44,578,114

Distributions to shareholders(1):
Class A	(143,463)
Investor Class	(31,770)
Class C	(51,891)
Class I	(7,243,251)

	7,470,375

Dividends to shareholders from net investment income:
Class A		(35,951)
Investor Class		(3,828)
Class I		(1,799,561)

		(1,839,340)

Total dividends and distributions to shareholders	(7,470,375)	(1,839,340)

Capital share transactions:
Net proceeds from sale of shares	7,296,345	4,750,754
Net asset value of shares issued to shareholders in reinvestment of dividends	7,376,342	1,800,650
Cost of shares redeemed	(32,069,962)	(23,777,976)

Increase (decrease) in net assets derived from capital share transactions	(17,397,275)	(17,226,572)

Net increase (decrease) in net assets	(32,592,643)	25,512,202

Net Assets
Beginning of year	201,876,908	176,364,706

End of year(2)	$169,284,265	$201,876,908

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,028,074 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$21.27	$16.91	$18.75		$19.75	$20.39

Net investment income (loss) (a)	0.15	0.11	0.10		0.11	0.09
Net realized and unrealized gain (loss) on investments	(1.07)	4.40	(0.96)		0.28	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.01)	(0.01)

Total from investment operations	(0.92)	4.50	(0.87)		0.38	0.71

Less dividends and distributions:
From net investment income	(0.09)	(0.14)	(0.11)		(0.09)	(0.07)
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)

Total dividends and distributions	(0.77)	(0.14)	(0.97)		(1.38)	(1.35)

Net asset value at end of year	$19.58	$21.27	$16.91		$18.75	$19.75

Total investment return (b)	(4.60%)	26.81%	(4.84%)		2.03%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.61%	0.55	% (c)	0.59%	0.47%
Net expenses (d)	1.31%	1.32%	1.34	% (e)	1.34%	1.34%
Portfolio turnover rate	92%	89%	70%		81%	101%
Net assets at end of year (in 000’s)	$4,810	$3,660	$4,507		$5,561	$4,757

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.35%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$21.14	$16.81	$18.64		$19.65	$20.31

Net investment income (loss) (a)	0.11	0.06	0.05		0.07	0.06
Net realized and unrealized gain (loss) on investments	(1.08)	4.38	(0.94)		0.27	0.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.01)	(0.01)

Total from investment operations	(0.97)	4.43	(0.90)		0.33	0.66

Less dividends and distributions:
From net investment income	(0.04)	(0.10)	(0.07)		(0.05)	(0.04)
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)

Total dividends and distributions	(0.72)	(0.10)	(0.93)		(1.34)	(1.32)

Net asset value at end of year	$19.45	$21.14	$16.81		$18.64	$19.65

Total investment return (b)	(4.83%)	26.47%	(5.04%)		1.74%	3.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	0.32%	0.31	% (c)	0.35%	0.31%
Net expenses (d)	1.54%	1.56%	1.58	% (e)	1.58%	1.59%
Expenses (before waiver/reimbursement) (d)	1.55%	1.56%	1.58%		1.58%	1.59%
Portfolio turnover rate	92%	89%	70%		81%	101%
Net assets at end of year (in 000’s)	$1,153	$846	$674		$727	$618

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.59%.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$20.08	$15.99	$17.84		$18.94	$19.73

Net investment income (loss) (a)	(0.05)	(0.07)	(0.07)		(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.01)	4.17	(0.91)		0.28	0.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.01)	(0.01)

Total from investment operations	(1.06)	4.09	(0.99)		0.19	0.49

Less distributions:
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)

Net asset value at end of year	$18.34	$20.08	$15.99		$17.84	$18.94

Total investment return (b)	(5.55%)	25.58%	(5.78%)		1.04%	2.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.37%)	(0.45	%)(c)	(0.43%)	(0.41%)
Net expenses (d)	2.29%	2.31%	2.33	% (e)	2.33%	2.34%
Expenses (before waiver/reimbursement) (d)	2.30%	2.31%	2.33%		2.33%	2.34%
Portfolio turnover rate	92%	89%	70%		81%	101%
Net assets at end of year (in 000’s)	$1,290	$1,559	$1,396		$1,719	$1,261

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.34%.

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$21.94	$17.45	$19.31		$20.30	$20.92

Net investment income (loss) (a)	0.21	0.16	0.15		0.16	0.16
Net realized and unrealized gain (loss) on investments	(1.11)	4.53	(0.99)		0.29	0.62
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.01)	(0.01)

Total from investment operations	(0.90)	4.68	(0.85)		0.44	0.77

Less dividends and distributions:
From net investment income	(0.14)	(0.19)	(0.15)		(0.14)	(0.11)
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)

Total dividends and distributions	(0.82)	(0.19)	(1.01)		(1.43)	(1.39)

Net asset value at end of year	$20.22	$21.94	$17.45		$19.31	$20.30

Total investment return (b)	(4.36%)	27.07%	(4.56%)		2.30%	3.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.84%	0.83	% (c)	0.82%	0.80%
Net expenses (d)	1.06%	1.07%	1.09	% (e)	1.09%	1.09%
Portfolio turnover rate	92%	89%	70%		81%	101%
Net assets at end of year (in 000’s)	$162,032	$195,813	$169,788		$235,074	$221,219

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.10%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

18	MainStay Epoch Global Choice Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no foreign equity securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

19

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as appli-

cable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund

20	MainStay Epoch Global Choice Fund

may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc.

21

Notes to Financial Statements (continued)

(“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.95% up to $500 million and 0.90% in excess of $500 million. During the year ended October 31, 2018, the effective management fee rate was 0.95% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,894,749 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $215.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the “Plans”) in accord ance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,996 and $1,814, respectively.

During the year ended October 31, 2018, the Funds were also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $52 and $206, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$363
Investor Class	2,885
Class C	3,790
Class I	14,402

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$40,503	$(25,501)	$—	$—	$15,002	$37	$—	15,002

22	MainStay Epoch Global Choice Fund

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$159,126,614	$16,641,920	$(8,732,828)	$7,909,092

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,667,650	$17,427,727	$—	$7,907,243	$27,002,620

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(1,846,253)	$1,846,253

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$1,250,880	$1,839,340
Long-Term Capital Gain	6,219,495	—
Total	$7,470,375	$1,839,340

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $174,518 and $206,337, respectively.

23

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	97,498	$2,074,918
Shares issued to shareholders in reinvestment of dividends and distributions	6,705	140,804
Shares redeemed	(32,686)	(685,868)

Net increase (decrease) in shares outstanding before conversion	71,517	1,529,854
Shares converted into Class A (See Note 1)	8,507	179,735
Shares converted from Class A (See Note 1)	(6,404)	(134,176)

Net increase (decrease)	73,620	$1,575,413

Year ended October 31, 2017:
Shares sold	29,680	$574,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,816	30,784
Shares redeemed	(66,784)	(1,243,187)

Net increase (decrease) in shares outstanding before conversion	(35,288)	(637,909)
Shares converted into Class A (See Note 1)	8,763	176,216
Shares converted from Class A (See Note 1)	(67,851)	(1,406,677)

Net increase (decrease)	(94,376)	$(1,868,370)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	28,496	$602,326
Shares issued to shareholders in reinvestment of dividends and distributions	1,504	31,454
Shares redeemed	(6,148)	(127,730)

Net increase (decrease) in shares outstanding before conversion	23,852	506,050
Shares converted into Investor Class (See Note 1)	3,952	80,586
Shares converted from Investor Class (See Note 1)	(8,552)	(179,735)

Net increase (decrease)	19,252	$406,901

Year ended October 31, 2017:
Shares sold	14,413	$289,725
Shares issued to shareholders in reinvestment of dividends and distributions	223	3,760
Shares redeemed	(5,894)	(110,937)

Net increase (decrease) in shares outstanding before conversion	8,742	182,548
Shares converted from Investor Class (See Note 1)	(8,809)	(176,216)

Net increase (decrease)	(67)	$6,332

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	8,395	$171,342
Shares issued to shareholders in reinvestment of dividends and distributions	2,079	41,275
Shares redeemed	(17,759)	(353,706)

Net increase (decrease)	(7,285)	$(141,089)

Year ended October 31, 2017:
Shares sold	17,359	$294,495
Shares redeemed	(27,036)	(463,718)

Net increase (decrease)	(9,677)	$(169,223)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	203,846	$4,447,759
Shares issued to shareholders in reinvestment of dividends and distributions	330,999	7,162,809
Shares redeemed	(1,448,522)	(30,902,658)

Net increase (decrease) in shares outstanding before conversion	(913,677)	(19,292,090)
Shares converted into Class I (See Note 1)	2,400	53,590

Net increase (decrease)	(911,277)	$(19,238,500)

Year ended October 31, 2017:
Shares sold	186,126	$3,592,040
Shares issued to shareholders in reinvestment of dividends and distributions	101,209	1,766,106
Shares redeemed	(1,159,607)	(21,960,134)

Net increase (decrease) in shares outstanding before conversion	(872,272)	(16,601,988)
Shares converted into Class I (See Note 1)	65,797	1,406,677

Net increase (decrease)	(806,475)	$(15,195,311)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At a meeting held on December 10-12, 2018, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay Epoch Global Choice Fund by MainStay Epoch Capital Growth Fund (the “Acquiring Fund”), each a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the same class of the Acquiring Fund to the shareholders of the Fund and the complete liquidation of the Fund (the “Reorganization”).

The Reorganization does not require shareholder approval and you will not be asked to vote on the Reorganization. In February 2019, shareholders who own shares of the Fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Acquiring Fund and the Reorganization, which is scheduled to take place on or about February 28, 2019.

24	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $6,219,495 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $1,043,978 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 98.30% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

26	MainStay Epoch Global Choice Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch Global Choice Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

29

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch Global Choice Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717038 MS293-18	MSEGC11-12/18 (NYLIM) NL240

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	–8.94 –3.64%	2.63 3.79%	8.08 8.69%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–8.95 –3.65	2.63 3.80	7.11 7.79	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–5.35 –4.41	3.01 3.01	6.99 6.99	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	–3.44	4.04	8.95	0.89
Class R2 Shares	No Sales Charge		2/28/2014	–3.81	3.21	3.21	1.23
Class R3 Shares	No Sales Charge		2/29/2016	–4.10	6.15	6.15	1.50
Class R6 Shares	No Sales Charge		6/17/2013	–3.32	4.17	5.49	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	1.16%	6.81%	10.02%
Global Equity Yield Composite Index[5]	1.32	6.24	9.53
Morningstar World Large Stock Category Average[6]	–1.14	5.76	9.65

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$974.80	$5.43	$1,019.71	$5.55	1.09%

Investor Class Shares	$1,000.00	$975.10	$5.48	$1,019.66	$5.60	1.10%

Class C Shares	$1,000.00	$970.60	$9.14	$1,015.93	$9.35	1.84%

Class I Shares	$1,000.00	$975.60	$4.18	$1,020.97	$4.28	0.84%

Class R2 Shares	$1,000.00	$974.20	$6.37	$1,018.75	$6.51	1.28%

Class R3 Shares	$1,000.00	$972.50	$7.61	$1,017.49	$7.78	1.53%

Class R6 Shares	$1,000.00	$976.10	$3.69	$1,021.48	$3.77	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

United States	49.6%
United Kingdom	13.6
France	7.8
Germany	7.1
Canada	6.1
Italy	3.2
Switzerland	3.2
Australia	2.4
Spain	1.7

Netherlands	1.6%
Norway	1.4
Singapore	1.1
Sweden	0.7
Taiwan	0.6
Other Assets, Less Liabilities	–0.1 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	AstraZeneca PLC, Sponsored ADR

3.	AXA S.A.

4.	Altria Group, Inc.

5.	TOTAL S.A.
6.	Muenchener Rueckversicherungs-Gesellschaft A.G., Registered

7.	Duke Energy Corp.

8.	Allianz S.E., Registered

9.	GlaxoSmithKline PLC

10.	Royal Dutch Shell PLC, Class A, Sponsored ADR

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch Global Equity Yield Fund returned –3.44%, underperforming the 1.16% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the 1.32% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the –1.14% return of the Morningstar World Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI World Index was hurt by a substantially underweight position in information technology and e-commerce companies, which typically reinvest nearly all free cash flow back into their businesses and have dividend yields that are quite low or nonexistent. Stock selection in the consumer discretionary and consumer staples sectors, among others, also detracted from relative performance. The Fund’s relative performance benefited from stock selection in energy and health care and from an underweight position in the financials sector, which was one of the weakest sectors during the reporting period.

Were there any changes to the Fund during the reporting period?

Effective May 1, 2018, the Fund selected the Global Equity Yield Composite Index as its secondary benchmark. For more information on this change, please refer to the supplement dated May 1, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the MSCI World Index came from energy, health care and financials. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary sector was the largest detractor from the Fund’s relative performance, followed by information technology and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Verizon, Cisco Systems and Pfizer were among the strongest positive contributors to the Fund’s absolute performance. Verizon is a leading provider of telecommunication services in the United States. The company’s shares performed well on strong service revenue growth and continued subscriber additions.

Verizon management remains committed to maintaining the company’s leadership in its network quality. Verizon pays a well-covered dividend and is progressing on its debt-reduction plans. Cisco Systems is the world’s largest supplier of routers and switches. We believe that adoption of its subscription service for the Catalyst 9000 has been a major share driver. Earnings results have demonstrated increasing penetration, and the company intends to roll out this architecture across its product portfolio. Additionally, the company has a policy of returning more than 50% of its cash generation through a progressive dividend and share repurchases. Pfizer is a global pharmaceutical company with a diversified portfolio of products including medicines, vaccines and consumer health care products. Shares traded higher after strong fundamental performance throughout 2018, as well as increasing investor confidence that sales and cash flow growth will accelerate after 2020 as the company moves past loss-of-exclusivity headwinds on select drugs. We believe that Pfizer has a strong balance sheet and that the company’s free cash flow comfortably covers its attractive, growing dividend and steady share repurchases.

The most significant detractors from the Fund’s absolute performance were British American Tobacco and Las Vegas Sands. British American Tobacco was under pressure along with its tobacco peers as investors continued to focus on concerns about the pace of growth in next-generation products. The company has a diversified next-generation product portfolio. Concerns about long-term growth, however, affected both heat-not-burn and vaping. Management remains confident in the company’s ability to continue to drive margin growth over the long term as next-generation products continue to gain traction. Top-line growth, coupled with disciplined cost controls and a strong focus on innovation, has allowed British American Tobacco to generate strong cash flows and consistently return cash to shareholders through a growing dividend. As of October 31, 2018, the Fund retained its position in British American Tobacco. Casino resort company Las Vegas Sands traded lower on several concerns, including decelerating monthly gross gaming revenue growth, uncertainty regarding casino concession contract renewal, potential regional competition, Chinese economic conditions, a U.S.-China trade war and the impact of Typhoon Mangkhut in September. Overall, we believe that the company’s cash flows are secure for the foreseeable future and should continue to grow over the long term, driven by increasing visits and higher spend per visit among the company’s relatively stable mass-market client base. Las Vegas Sands is committed to maintaining a strong balance sheet and consistently returning cash to owners through attractive and steadily increasing dividends, supplemented by share repurchases. At the end of the reporting period, the Fund retained its position in Las Vegas Sands.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund purchased new positions in several stocks, including Hanesbrands, Kraft Heinz and LyondellBasell Industries. Hanesbrands is one of the largest manufacturers of intimate apparel, underwear, socks, T-shirts and activewear in the United States, Canada, Mexico and Europe. The company’s brands include Hanes, Champion, Playtex, Maidenform and Gear for Sports. The company generates cash by selling its products to retailers, consumers and wholesalers globally. Hanesbrands targets a 25% to 30% earnings payout ratio and is committed to paying an attractive dividend that grows in line with earnings over time. Hanesbrands also prioritizes investing in the business through internal projects to drive profitable growth. Kraft Heinz is a North American packaged food and beverage company with strong brands and solid market share positions. Management continues to drive growth through brand investment, product innovation/renovation, data-driven marketing and cost containment. The company generates levels of free cash flow that we believe are attractive, and it returns cash to shareholders through a combination of dividends and debt reduction. LyondellBasell is a large, global producer of petrochemicals (ethylene, propylene and downstream derivatives), and the company owns and operates several refinery complexes in Texas. Cash flows are driven by the structurally growing long-term demand for building-block chemicals used in the manufacture of a wide variety of plastic products. The company’s plants enjoy a cost advantage because of U.S. Gulf Coast locations that utilize feedstocks derived from shale gas. The refinery complexes are able to produce refined products like gasoline and diesel fuel from low-cost heavy sour crude oil. The company generates significant free cash flow, and it returns cash to shareholders with a growing dividend that we found attractive and through consistent share repurchases.

Among the positions that the Fund closed during the reporting period were Swisscom, Sky, and Regal Entertainment. Swisscom is the leading communication provider in Switzerland. The company offers wireless; traditional wireline telephone; and cable, Internet and telephony services. Through Fastweb, Swisscom is a leading provider of cable, Internet and telephony in Italy. The company pays a regular annual dividend that is supported by strong underlying free cash flow. Potential competitor consolidation in Switzerland and expanded ambitions in Italy have decreased the company’s viability for medium-term cash flow growth, which led us to exit the stock. Sky is the largest pay TV provider in the United Kingdom and Ireland. It also has a sizable presence in Germany and Italy through Sky Italia and Sky Deutschland. Sky shares rose on a deal by Disney to acquire almost all of the assets of Twenty First Century Fox, including its current 60.9% stake in Sky as well as the rest of the shares that are currently with the regulatory committee. With a compressed yield and only a special dividend to be paid in 2018, the Fund sold its shares and reallocated proceeds to stocks with higher yields. Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists Theaters brands. It is the largest theater circuit in the United States with over 7,000 screens. The Fund exited its position in Regal Entertainment after it was announced that the company had agreed to be acquired for cash by Cineworld Group.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most substantial sector weighting increases were in financials and health care. Over the same period, the Fund’s most substantial sector weighting reductions were in telecommunication services and industrials. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Because the Fund has a long-term focus on shareholder yield and a disciplined investment process, Fund turnover tends to be low. New securities are added to the Fund when we find high-quality companies that have demonstrated an ability to consistently generate, grow and return cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The Fund holds positions as long as the company continues to deliver attractive, sustainable shareholder yield and we believe that the position meaningfully contributes to the investment objective of the Fund. Companies are reduced or sold if a company’s management changes its capital-allocation process away from shareholder yield. We also exit investments if we believe that there have been fundamental shifts in the company, its industry or other factors that could hinder the ability to grow free cash flow and generate shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the largest sectors in the Fund were financials and utilities, and the smallest sectors were materials and consumer discretionary. As of the same date, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in utilities and telecommunications services. These are defensive sectors that are typically more heavily represented in the Fund. As of October 31, 2018, the Fund’s most substantially underweight sector positions relative to the benchmark were in information technology and consumer discretionary. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 99.2%†
Australia 2.4%
Commonwealth Bank of Australia (Banks)	334,294	$16,388,840
Macquarie Group, Ltd. (Capital Markets)	163,736	13,589,301
Sonic Healthcare, Ltd. (Health Care Providers & Services)	797,240	12,730,954
Westpac Banking Corp. (Banks)	1,106,194	21,032,985

		63,742,080

Canada 6.1%
BCE, Inc. (Diversified Telecommunication Services)	1,108,150	42,888,254
Nutrien, Ltd. (Chemicals)	441,502	23,368,701
Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	766,078	24,778,458
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	601,343	30,965,887
Royal Bank of Canada (Banks)	261,153	19,028,293
TELUS Corp. (Diversified Telecommunication Services)	616,969	21,127,246

		162,156,839

France 7.8%
AXA S.A. (Insurance)	2,023,192	50,735,340
Cie Generale des Etablissements Michelin SCA (Auto Components)	150,091	15,425,857
Sanofi (Pharmaceuticals)	249,503	22,280,157
SCOR S.E. (Insurance)	450,274	20,843,823
TOTAL S.A. (Oil, Gas & Consumable Fuels)	784,569	46,173,856
Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts) (a)	160,813	29,194,185
Vinci S.A. (Construction & Engineering)	239,756	21,420,630

		206,073,848

Germany 7.1%
Allianz S.E., Registered (Insurance)	214,417	44,793,004
BASF S.E. (Chemicals)	299,208	23,055,234
Deutsche Post A.G., Registered (Air Freight & Logistics)	598,416	18,944,401
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	2,360,529	38,754,614
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	211,493	45,502,070
Siemens A.G., Registered (Industrial Conglomerates)	145,219	16,731,145

		187,780,468

Italy 3.2%
Assicurazioni Generali S.p.A. (Insurance)	1,098,983	17,775,222
Snam S.p.A. (Oil, Gas & Consumable Fuels)	6,337,953	26,230,914
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	7,626,401	39,432,679

		83,438,815

	Shares	Value
Netherlands 1.6%
Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	681,259	$43,048,756

Norway 1.4%
Equinor ASA (Oil, Gas & Consumable Fuels)	652,996	16,987,594
Orkla ASA (Food Products)	2,416,083	20,848,167

		37,835,761

Singapore 1.1%
Singapore Exchange, Ltd. (Capital Markets)	2,716,250	13,413,096
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	6,162,514	14,058,735

		27,471,831

Spain 1.7%
Naturgy Energy Group S.A. (Gas Utilities) (b)	767,026	18,869,734
Red Electrica Corp. S.A. (Electric Utilities)	1,260,184	26,120,465

		44,990,199

Sweden 0.7%
Svenska Handelsbanken A.B., Class A (Banks)	1,581,808	17,205,834

Switzerland 3.2%
Nestle S.A., Registered (Food Products)	326,498	27,594,211
Novartis A.G., Registered (Pharmaceuticals)	345,990	30,313,417
Roche Holding A.G. (Pharmaceuticals)	114,031	27,750,581

		85,658,209

Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	387,898	14,778,914

United Kingdom 13.6%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,309,890	50,797,534
BAE Systems PLC (Aerospace & Defense)	4,244,470	28,526,137
British American Tobacco PLC (Tobacco)	576,975	25,026,710
British American Tobacco PLC, Sponsored ADR (Tobacco)	274,843	11,928,186
Diageo PLC (Beverages)	408,365	14,137,619
GlaxoSmithKline PLC (Pharmaceuticals)	2,304,002	44,504,478
Imperial Brands PLC (Tobacco)	1,237,767	41,973,488
Lloyds Banking Group PLC (Banks)	27,841,969	20,363,232
Micro Focus International PLC (Software)	779,704	12,143,789
National Grid PLC (Multi-Utilities)	3,342,947	35,431,350
SSE PLC (Electric Utilities)	1,182,214	17,249,278
Unilever PLC (Personal Products)	508,751	26,964,096
Vodafone Group PLC (Wireless Telecommunication Services)	16,677,696	31,511,434

		360,557,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
United States 48.7%
AbbVie, Inc. (Biotechnology)	215,359	$16,765,698
Altria Group, Inc. (Tobacco)	743,635	48,366,020
Ameren Corp. (Multi-Utilities)	328,447	21,211,107
American Electric Power Co., Inc. (Electric Utilities)	295,310	21,663,942
Arthur J. Gallagher & Co. (Insurance)	230,984	17,095,126
AT&T, Inc. (Diversified Telecommunication Services)	1,276,752	39,170,751
BB&T Corp. (Banks)	286,538	14,086,208
BlackRock, Inc. (Capital Markets)	33,336	13,715,097
CenturyLink, Inc. (Diversified Telecommunication Services)	973,645	20,096,033
Chevron Corp. (Oil, Gas & Consumable Fuels)	54,366	6,069,964
Cisco Systems, Inc. (Communications Equipment)	843,046	38,569,354
CME Group, Inc. (Capital Markets)	88,690	16,251,556
Coca-Cola Co. (Beverages)	409,171	19,591,107
Dominion Energy, Inc. (Multi-Utilities)	448,325	32,019,371
DowDuPont, Inc. (Chemicals)	290,437	15,660,363
Duke Energy Corp. (Electric Utilities)	544,812	45,017,816
Eaton Corp. PLC (Electrical Equipment)	424,934	30,455,020
Emerson Electric Co. (Electrical Equipment)	252,427	17,134,745
Entergy Corp. (Electric Utilities)	398,620	33,464,149
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,229,971	32,987,822
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	407,391	32,460,915
FirstEnergy Corp. (Electric Utilities)	694,904	25,906,021
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	1,038,381	17,818,618
Intel Corp. (Semiconductors & Semiconductor Equipment)	388,874	18,230,413
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	784,569	24,015,657
Johnson & Johnson (Pharmaceuticals)	144,244	20,192,718
Kimberly-Clark Corp. (Household Products)	203,695	21,245,388
Kraft Heinz Co. (Food Products)	315,729	17,355,623
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	359,635	18,352,174
Leggett & Platt, Inc. (Household Durables)	500,955	18,189,676
Lockheed Martin Corp. (Aerospace & Defense)	60,427	17,756,474
LyondellBasell Industries N.V., Class A (Chemicals)	169,074	15,093,236
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	347,939	21,460,878
McDonald’s Corp. (Hotels, Restaurants & Leisure)	131,574	23,275,441
Merck & Co., Inc. (Pharmaceuticals)	328,447	24,176,984

	Shares	Value
United States (continued)
MetLife, Inc. (Insurance)	771,933	$31,795,920
Microsoft Corp. (Software)	206,619	22,068,975
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	470,741	31,572,599
People’s United Financial, Inc. (Banks)	959,026	15,018,347
PepsiCo., Inc. (Beverages)	180,304	20,262,564
Pfizer, Inc. (Pharmaceuticals)	898,600	38,693,716
Philip Morris International, Inc. (Tobacco)	411,289	36,222,222
PPL Corp. (Electric Utilities)	961,950	29,243,280
Procter & Gamble Co. (Household Products)	230,010	20,397,287
Public Storage (Equity Real Estate Investment Trusts)	79,918	16,420,751
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	292,386	18,388,156
Southern Co. (Electric Utilities)	420,061	18,915,347
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	263,147	24,427,936
United Parcel Service, Inc., Class B (Air Freight & Logistics)	171,533	18,275,126
Verizon Communications, Inc. (Diversified Telecommunication Services)	973,645	55,585,393
WEC Energy Group, Inc. (Multi-Utilities)	302,132	20,665,829
Wells Fargo & Co. (Banks)	301,581	16,053,157
Welltower, Inc. (Equity Real Estate Investment Trusts)	604,264	39,923,722

		1,288,851,792

Total Common Stocks (Cost $2,596,440,679)		2,623,590,677

Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	24,493,912	24,493,912

Total Short-Term Investment (Cost $24,493,912)		24,493,912

Total Investments (Cost $2,620,934,591)	100.1%	2,648,084,589
Other Assets, Less Liabilities	(0.1)	(1,677,529)
Net Assets	100.0%	$2,646,407,060

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $17,135,230 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $18,092,314 (See Note 2(J)).

(c)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,623,590,677	$—	$—	$2,623,590,677
Short-Term Investment
Affiliated Investment Company	24,493,912	—	—	24,493,912

Total Investments in Securities	$2,648,084,589	$—	$—	$2,648,084,589

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$46,282,611	1.7%
Air Freight & Logistics	37,219,527	1.4
Auto Components	15,425,857	0.6
Banks	139,176,896	5.3
Beverages	53,991,290	2.0
Biotechnology	16,765,698	0.6
Capital Markets	56,969,050	2.2
Chemicals	77,177,534	2.9
Communications Equipment	38,569,354	1.5
Construction & Engineering	21,420,630	0.8
Diversified Telecommunication Services	231,681,026	8.8
Electric Utilities	257,012,977	9.7
Electrical Equipment	47,589,765	1.8
Equity Real Estate Investment Trusts	109,554,315	4.1
Food Products	65,798,001	2.5
Gas Utilities	18,869,734	0.7
Health Care Providers & Services	12,730,954	0.5
Hotels, Restaurants & Leisure	41,627,615	1.6
Household Durables	18,189,676	0.7
Household Products	41,642,675	1.6
Industrial Conglomerates	16,731,145	0.6
Insurance	228,540,505	8.6
Money Market Fund	24,493,912	0.9
Multi-Utilities	109,327,657	4.1
Oil, Gas & Consumable Fuels	281,771,756	10.6
Personal Products	26,964,096	1.0
Pharmaceuticals	258,709,585	9.8
Semiconductors & Semiconductor Equipment	75,825,419	2.9
Software	34,212,764	1.3
Textiles, Apparel & Luxury Goods	17,818,618	0.7
Tobacco	163,516,626	6.2
Wireless Telecommunication Services	62,477,321	2.4

	2,648,084,589	100.1
Other Assets, Less Liabilities	(1,677,529)	(0.1)

Net Assets	$2,646,407,060	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $2,596,440,679) including securities on loan of $17,135,230	$2,623,590,677
Investment in affiliated investment companies, at value (identified cost $24,493,912)	24,493,912
Cash	605
Receivables:
Dividends	8,607,421
Fund shares sold	2,200,723
Securities lending income	2,611
Other assets	72,860

Total assets	2,658,968,809

Liabilities
Due to Custodian	25
Payables:
Investment securities purchased	6,070,317
Fund shares redeemed	3,574,008
Manager (See Note 3)	1,413,091
Transfer agent (See Note 3)	941,217
Shareholder communication	201,068
NYLIFE Distributors (See Note 3)	153,627
Custodian	141,280
Professional fees	44,133
Trustees	7,652
Accrued expenses	11,024
Interest expense and fees payable	4,307

Total liabilities	12,561,749

Net assets	$2,646,407,060

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$144,283
Additional paid-in capital	2,495,392,687

2,495,536,970
Total distributable earnings (loss)	150,870,090

Net assets	$2,646,407,060

Class A
Net assets applicable to outstanding shares	$134,136,185

Shares of beneficial interest outstanding	7,299,336

Net asset value per share outstanding	$18.38
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.45

Investor Class
Net assets applicable to outstanding shares	$9,582,293

Shares of beneficial interest outstanding	522,329

Net asset value per share outstanding	$18.35
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.42

Class C
Net assets applicable to outstanding shares	$138,182,042

Shares of beneficial interest outstanding	7,570,608

Net asset value and offering price per share outstanding	$18.25

Class I
Net assets applicable to outstanding shares	$2,279,815,318

Shares of beneficial interest outstanding	124,275,706

Net asset value and offering price per share outstanding	$18.34

Class R2
Net assets applicable to outstanding shares	$582,606

Shares of beneficial interest outstanding	31,689

Net asset value and offering price per share outstanding	$18.39

Class R3
Net assets applicable to outstanding shares	$690,193

Shares of beneficial interest outstanding	37,592

Net asset value and offering price per share outstanding	$18.36

Class R6
Net assets applicable to outstanding shares	$83,418,423

Shares of beneficial interest outstanding	4,545,907

Net asset value and offering price per share outstanding	$18.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$136,355,762
Securities lending	807,916
Interest	261,070
Dividends—Affiliated	173,564
Other	12,359

Total income	137,610,671

Expenses
Manager (See Note 3)	24,452,803
Transfer agent (See Note 3)	5,798,976
Distribution/Service—Class A (See Note 3)	1,474,919
Distribution/Service—Investor Class (See Note 3)	26,165
Distribution/Service—Class C (See Note 3)	1,688,242
Distribution/Service—Class R2 (See Note 3)	1,131
Distribution/Service—Class R3 (See Note 3)	3,228
Shareholder communication	378,869
Custodian	304,261
Professional fees	239,871
Registration	179,794
Trustees	76,721
Interest expense	38,857
Shareholder service (See Note 3)	1,098
Miscellaneous	137,016

Total expenses before waiver/reimbursement	34,801,951
Expense waiver/reimbursement from Manager (See Note 3)	(2,006,225)

Net expenses	32,795,726

Net investment income (loss)	104,814,945

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	138,918,188
Foreign currency transactions	(466,646)

Net realized gain (loss) on investments and foreign currency transactions	138,451,542

Net change in unrealized appreciation (depreciation) on:
Investments	(338,718,163)
Translation of other assets and liabilities in foreign currencies	(163,961)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(338,882,124)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(200,430,582)

Net increase (decrease) in net assets resulting from operations	$(95,615,637)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $8,450,026.
(b)	Includes realized net gain of $1,805,809 due to in-kind redemptions during the year ended October 31, 2018. (See Note 10)

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$104,814,945	$109,886,078
Net realized gain (loss) on investments and foreign currency transactions	138,451,542	218,000,306
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(338,882,124)	263,994,609

Net increase (decrease) in net assets resulting from operations	(95,615,637)	591,880,993

Distributions to shareholders(1):
Class A	(19,419,076)
Investor Class	(311,900)
Class C	(3,725,912)
Class I	(81,796,734)
Class R2	(13,092)
Class R3	(17,140)
Class R6	(3,580,139)

	(108,863,993)

Dividends to shareholders from net investment income:
Class A		(21,793,063)
Investor Class		(295,183)
Class C		(3,872,905)
Class I		(84,171,098)
Class R2		(8,658)
Class R3		(3,347)
Class R6		(1,652,019)

		(111,796,273)

Total dividends and distributions to shareholders	(108,863,993)	(111,796,273)

Capital share transactions:
Net proceeds from sale of shares	959,506,465	830,786,168
Net asset value of shares issued to shareholders in reinvestment of dividends	78,746,713	75,654,042
Cost of shares redeemed	(2,132,451,734)	(1,425,272,892)

Increase (decrease) in net assets derived from capital share transactions	(1,094,198,556)	(518,832,682)

Net increase (decrease) in net assets	(1,298,678,186)	(38,747,962)

Net Assets
Beginning of year	3,945,085,246	3,983,833,208

End of year(2)	$2,646,407,060	$3,945,085,246

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,155,765 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of undistributed net investment income (loss).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$19.66	$17.42	$18.83		$20.30	$19.33

Net investment income (loss) (a)	0.60	0.49	0.53		0.63	0.82
Net realized and unrealized gain (loss) on investments	(1.31)	2.24	(0.41)		(0.89)	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	(0.70)	2.73	0.12		(0.26)	1.60

Less dividends and distributions:
From net investment income	(0.56)	(0.49)	(0.51)		(0.74)	(0.59)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(0.58)	(0.49)	(1.53)		(1.21)	(0.63)

Net asset value at end of year	$18.38	$19.66	$17.42		$18.83	$20.30

Total investment return (b)	(3.64%)	15.88%	0.87%		(1.26%)	8.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%	2.62%	2.97%		3.24%	4.12%
Net expenses (c)	1.10%	1.14%	1.11	%(d)	1.09%	1.07%
Expenses (before waiver/reimbursement) (c)	1.16%	1.14%	1.11%		1.09%	1.07%
Portfolio turnover rate	15%	18%	21%		33%	15%
Net assets at end of year (in 000’s)	$134,136	$782,204	$900,737		$973,044	$972,426

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015		2014
Net asset value at beginning of year	$19.63	$17.39	$18.80		$20.28		$19.31

Net investment income (loss) (a)	0.54	0.49	0.53		0.62		0.81
Net realized and unrealized gain (loss) on investments	(1.24)	2.25	(0.41)		(0.89)		0.79
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	) ‡	(0.00	) ‡	(0.01)

Total from investment operations	(0.70)	2.74	0.12		(0.27)		1.59

Less dividends and distributions:
From net investment income	(0.56)	(0.50)	(0.51)		(0.74)		(0.58)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)		(0.04)

Total dividends and distributions	(0.58)	(0.50)	(1.53)		(1.21)		(0.62)

Net asset value at end of year	$18.35	$19.63	$17.39		$18.80		$20.28

Total investment return (b)	(3.65%)	15.93%	0.87%		(1.28%)		8.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%	2.66%	3.04%		3.20%		4.04%
Net expenses (c)	1.10%	1.11%	1.11	%(d)	1.11%		1.09%
Portfolio turnover rate	15%	18%	21%		33%		15%
Net assets at end of year (in 000’s)	$9,582	$10,849	$10,419		$11,693		$9,940

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$19.53	$17.30	$18.71		$20.18	$19.22

Net investment income (loss) (a)	0.40	0.35	0.40		0.47	0.65
Net realized and unrealized gain (loss) on investments	(1.25)	2.24	(0.41)		(0.88)	0.80
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	(0.85)	2.59	(0.01)		(0.41)	1.44

Less dividends and distributions:
From net investment income	(0.41)	(0.36)	(0.38)		(0.59)	(0.44)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(0.43)	(0.36)	(1.40)		(1.06)	(0.48)

Net asset value at end of year	$18.25	$19.53	$17.30		$18.71	$20.18

Total investment return (b)	(4.41%)	15.08%	0.11%		(2.04%)	7.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.91%	2.26%		2.46%	3.26%
Net expenses (c)	1.84%	1.86%	1.86	%(d)	1.86%	1.84%
Expenses (before waiver/reimbursement) (c)	1.85%	1.86%	1.86%		1.86%	1.84%
Portfolio turnover rate	15%	18%	21%		33%	15%
Net assets at end of year (in 000’s)	$138,182	$189,291	$221,557		$263,213	$252,916

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$19.63	$17.39	$18.80		$20.28	$19.31

Net investment income (loss) (a)	0.59	0.53	0.57		0.68	0.85
Net realized and unrealized gain (loss) on investments	(1.25)	2.25	(0.40)		(0.89)	0.81
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.01)	(0.01)

Total from investment operations	(0.66)	2.78	0.17		(0.22)	1.65

Less dividends and distributions:
From net investment income	(0.61)	(0.54)	(0.56)		(0.79)	(0.64)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(0.63)	(0.54)	(1.58)		(1.26)	(0.68)

Net asset value at end of year	$18.34	$19.63	$17.39		$18.80	$20.28

Total investment return (b)	(3.44%)	16.20%	1.12%		(1.06%)	8.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	2.87%	3.25%		3.49%	4.27%
Net expenses (c)	0.85%	0.89%	0.86	%(d)	0.84%	0.82%
Expenses (before waiver/reimbursement) (c)	0.91%	0.89%	0.86%		0.84%	0.82%
Portfolio turnover rate	15%	18%	21%		33%	15%
Net assets at end of year (in 000’s)	$2,279,815	$2,850,185	$2,817,292		$3,358,771	$3,609,899

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,					February 28, 2014** through October 31,
Class R2	2018	2017	2016		2015	2014
Net asset value at beginning of period	$19.67	$17.42	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.50	0.48	0.50		0.59	0.42
Net realized and unrealized gain (loss) on investments	(1.24)	2.25	(0.39)		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	(0.74)	2.73	0.11		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.52)	(0.48)	(0.50)		(0.72)	(0.47)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)	—

Total dividends and distributions	(0.54)	(0.48)	(1.52)		(1.19)	(0.47)

Net asset value at end of period	$18.39	$19.67	$17.42		$18.83	$20.30

Total investment return (b)	(3.81%)	15.83%	0.77%		(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%	2.58%	2.86%		3.09%	3.25%††
Net expenses (c)	1.27%	1.23%	1.21	%(d)	1.19%	1.17%††
Portfolio turnover rate	15%	18%	21%		33%	15%
Net assets at end of period (in 000’s)	$583	$293	$374		$165	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

	Year ended October 31,		February 29, 2016 ** through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$19.65	$17.41	$16.80

Net investment income (loss) (a)	0.47	0.29	0.29
Net realized and unrealized gain (loss) on investments	(1.26)	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.01

Total from investment operations	(0.79)	2.68	0.99

Less dividends and distributions:
From net investment income	(0.48)	(0.44)	(0.38)
From net realized gain on investments	(0.02)	—	—

Total dividends and distributions	(0.50)	(0.44)	(0.38)

Net asset value at end of period	$18.36	$19.65	$17.41

Total investment return (b)	(4.10%)	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%	1.54%	2.42%††
Net expenses (c)	1.52%	1.50%	1.45%††
Portfolio turnover rate	15%	18%	21%
Net assets at end of period (in 000’s)	$690	$543	$51

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R6	2018	2017	2016		2015	2014
Net asset value at beginning of year	$19.64	$17.40	$18.81		$20.28	$19.31

Net investment income (loss) (a)	0.63	0.48	0.53		0.54	0.46
Net realized and unrealized gain (loss) on investments	(1.27)	2.33	(0.34)		(0.73)	1.21
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	(0.64)	2.81	0.19		(0.19)	1.66

Less dividends and distributions:
From net investment income	(0.63)	(0.57)	(0.58)		(0.81)	(0.65)
From net realized gain on investments	(0.02)	—	(1.02)		(0.47)	(0.04)

Total dividends and distributions	(0.65)	(0.57)	(1.60)		(1.28)	(0.69)

Net asset value at end of year	$18.35	$19.64	$17.40		$18.81	$20.28

Total investment return (b)	(3.32%)	16.36%	1.25%		(0.90%)	8.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%	2.55%	3.04%		2.94%	4.29%
Net expenses (c)	0.74%	0.74%	0.74	%(d)	0.74%	0.74%
Portfolio turnover rate	15%	18%	21%		33%	15%
Net assets at end of year (in 000’s)	$83,418	$111,720	$33,404		$13,867	$156

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

22	MainStay Epoch Global Equity Yield Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no foreign equity securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

23

Notes to Financial Statements (continued)

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

24	MainStay Epoch Global Equity Yield Fund

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $17,135,230 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $18,092,314.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

25

Notes to Financial Statements (continued)

have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

Effective December 31, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Prior to December 31, 2017, there was no contractual fee waiver and/or expense reimbursement.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $24,452,803 and waived its fees and/or reimbursed expenses in the amount of $2,006,225.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is

responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$453
Class R3	645

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $27,712 and $4,354, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $19,311, $13, $266 and $10,930, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

26	MainStay Epoch Global Equity Yield Fund

entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,014,198
Investor Class	11,307
Class C	182,707
Class I	4,588,809
Class R2	812
Class R3	1,143

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$28,981	5.0%
Class R3	29,318	4.2

(G)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$336,643	$(312,149)	$—	$—	$24,494	$174	$—	24,494

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,642,557,988	$214,386,450	$(208,859,849)	$5,526,601

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,260,099	$142,278,036	$(46,746)	$5,378,701	$150,870,090

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(67,625)	$67,625

The reclassifications for the Fund are primarily due to redemptions in kind.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$103,748,838	$111,796,273
Long-term capital gain	5,115,155	—
Total	$108,863,993	$111,796,273

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

27

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2018, the Fund utilized the line of credit for a total of 8 days, maintained an average daily balance of $56,200,000 at a weighted average interest rate of 3.118% and incurred interest expense in the amount of $38,857. As of October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $504,281 and $1,500,711, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,264,503	$83,328,728
Shares issued to shareholders in reinvestment of dividends and distributions	984,369	18,770,328
Shares redeemed	(37,688,399)	(723,406,481)

Net increase (decrease) in shares outstanding before conversion	(32,439,527)	(621,307,425)
Shares converted into Class A (See Note 1)	44,458	865,373
Shares converted from Class A (See Note 1)	(86,810)	(1,673,311)

Net increase (decrease)	(32,481,879)	$(622,115,363)

Year ended October 31, 2017:
Shares sold	11,481,238	$211,257,741
Shares issued to shareholders in reinvestment of dividends and distributions	1,073,091	19,994,270
Shares redeemed	(18,683,485)	(343,228,066)

Net increase (decrease) in shares outstanding before conversion	(6,129,156)	(111,976,055)
Shares converted into Class A (See Note 1)	140,198	2,692,834
Shares converted from Class A (See Note 1)	(5,944,790)	(110,454,326)

Net increase (decrease)	(11,933,748)	$(219,737,547)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	88,468	$1,717,268
Shares issued to shareholders in reinvestment of dividends and distributions	16,263	309,927
Shares redeemed	(104,381)	(2,018,877)

Net increase (decrease) in shares outstanding before conversion	350	8,318
Shares converted into Investor Class (See Note 1)	13,802	262,657
Shares converted from Investor Class (See Note 1)	(44,540)	(865,373)

Net increase (decrease)	(30,388)	$(594,398)

Year ended October 31, 2017:
Shares sold	136,620	$2,529,842
Shares issued to shareholders in reinvestment of dividends and distributions	15,775	293,371
Shares redeemed	(72,844)	(1,346,952)

Net increase (decrease) in shares outstanding before conversion	79,551	1,476,261
Shares converted into Investor Class (See Note 1)	14,285	269,597
Shares converted from Investor Class (See Note 1)	(140,420)	(2,692,834)

Net increase (decrease)	(46,584)	$(946,976)

28	MainStay Epoch Global Equity Yield Fund

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	399,951	$7,776,020
Shares issued to shareholders in reinvestment of dividends and distributions	150,874	2,856,263
Shares redeemed	(2,674,062)	(51,355,976)

Net increase (decrease)	(2,123,237)	$(40,723,693)

Year ended October 31, 2017:
Shares sold	984,520	$18,084,165
Shares issued to shareholders in reinvestment of dividends and distributions	150,888	2,790,558
Shares redeemed	(4,241,865)	(77,686,583)

Net increase (decrease) in shares outstanding before conversion	(3,106,457)	(56,811,860)
Shares converted from Class C (See Note 1)	(8,789)	(156,540)

Net increase (decrease)	(3,115,246)	$(56,968,400)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	44,768,597	$860,333,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,927	53,199,881
Shares redeemed	(68,522,762)	(1,324,353,427)

Net increase (decrease) in shares outstanding before conversion	(20,968,238)	(410,820,436)
Shares converted into Class I (See Note 1)	73,112	1,410,654

Net increase (decrease)	(20,895,126)	$(409,409,782)

Year ended October 31, 2017:
Shares sold	29,818,678	$550,989,268
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,938	50,984,646
Shares redeemed	(53,383,537)	(988,393,182)

Net increase (decrease) in shares outstanding before conversion	(20,820,921)	(386,419,268)
Shares converted into Class I (See Note 1)	5,946,044	110,341,269
Shares converted from Class I (See Note 1)	(1,942,320)	(37,056,466)

Net increase (decrease)	(16,817,197)	$(313,134,465)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	18,269	$349,648
Shares issued to shareholders in reinvestment of dividends and distributions	689	13,092
Shares redeemed	(2,184)	(42,417)

Net increase (decrease)	16,774	$320,323

Year ended October 31, 2017:
Shares sold	3,526	$64,901
Shares issued to shareholders in reinvestment of dividends and distributions	467	8,658
Shares redeemed	(10,518)	(196,394)

Net increase (decrease)	(6,525)	$(122,835)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	12,931	$250,783
Shares issued to shareholders in reinvestment of dividends and distributions	898	17,083
Shares redeemed	(3,855)	(75,514)

Net increase (decrease)	9,974	$192,352

Year ended October 31, 2017:
Shares sold	24,976	$479,708
Shares issued to shareholders in reinvestment of dividends and distributions	174	3,307
Shares redeemed	(481)	(9,345)

Net increase (decrease)	24,669	$473,670

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	297,631	$5,750,908
Shares issued to shareholders in reinvestment of dividends and distributions	187,758	3,580,139
Shares redeemed	(1,627,477)	(31,199,042)

Net increase (decrease)	(1,142,088)	$(21,867,995)

Year ended October 31, 2017:
Shares sold	2,511,847	$47,380,543
Shares issued to shareholders in reinvestment of dividends and distributions	84,063	1,579,232
Shares redeemed	(769,525)	(14,412,370)

Net increase (decrease) in shares outstanding before conversion	1,826,385	34,547,405
Shares converted into Class R6 (See Note 1)	1,941,348	37,056,466

Net increase (decrease)	3,767,733	$71,603,871

Note 10–In-Kind Transfer of Securities

On October 29, 2018, the Fund redeemed shares in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
10/29/18	1,460,584	$26,551,374	$1,805,809

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

30	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,173,623 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $110,082,183 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 44.96% to arrive at the amount eligible for the corporate dividend-received deduction.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

—	the total amount of taxes credited to foreign countries was $6,333,345.

—	the total amount of income sourced from foreign countries was $75,485,722.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Epoch Global Equity Yield Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

34	MainStay Epoch Global Equity Yield Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717040 MS293-18	MSEGEY11-12/18 (NYLIM) NL241

MainStay MacKay High Yield Municipal Bond Fund

(Formerly known as MainStay High Yield Municipal Bond Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–0.65 4.03%	5.90 6.88%	6.60 7.18%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–0.59 4.10	5.88 6.86	6.56 7.14	0.90 0.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	2.24 3.24	6.06 6.06	6.33 6.33	1.65 1.65
Class I Shares	No Sales Charge		3/31/2010	4.38	7.16	7.44	0.62

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays Municipal Bond Index[3]	–0.51%	3.25%	3.76%
High Yield Municipal Bond Composite Index[4]	2.61	4.88	5.36
Morningstar High Yield Muni Category Average[5]	2.06	5.31	5.23

3.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The

Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,017.10	$4.42	$1,020.82	$4.43	0.87%

Investor Class Shares	$1,000.00	$1,017.90	$4.48	$1,020.77	$4.48	0.88%

Class C Shares	$1,000.00	$1,013.20	$8.27	$1,016.99	$8.29	1.63%

Class I Shares	$1,000.00	$1,019.20	$3.16	$1,022.08	$3.16	0.62%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

State Composition as of October 31, 2018 (Unaudited)

Illinois	12.7%
California	9.8
Puerto Rico	9.7
Ohio	6.3
New York	6.2
Pennsylvania	4.4
Texas	4.2
New Jersey	3.6
Massachusetts	3.1
Michigan	2.8
Minnesota	2.8
Georgia	2.5
Virginia	2.3
Florida	2.2
Missouri	2.2
Colorado	2.0
U.S. Virgin Islands	1.9
South Carolina	1.7
Oklahoma	1.5
Wisconsin	1.5
Guam	1.4
Arizona	1.2
Kentucky	1.2
Indiana	1.2
Alabama	1.1
District of Columbia	1.1
Tennessee	1.0
Iowa	0.9
Utah	0.9

North Dakota	0.8%
Oregon	0.7
Alaska	0.6
Maryland	0.6
North Carolina	0.6
Washington	0.6
West Virginia	0.6
Nevada	0.5
Kansas	0.4
Louisiana	0.4
Nebraska	0.4
Connecticut	0.3
Delaware	0.3
Rhode Island	0.3
New Hampshire	0.2
New Mexico	0.2
Arkansas	0.1
Hawaii	0.1
Maine	0.1
Montana	0.1
South Dakota	0.1
Vermont	0.1
Idaho	0.0	‡
Mississippi	0.0	‡
Multi-State	0.0	‡
Wyoming	0.0	‡
Other Assets, Less Liabilities	–1.5

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2018 (Unaudited)

1.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.25%, due 8/1/40–8/1/57

2.	State of Illinois, Unlimited General Obligation, 3.25%–5.50%, due 11/1/19–12/1/41

3.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.25%, due 6/1/47

4.	Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds, 5.00%–5.25%, due 2/15/48–2/15/58

5.	City of Chicago IL, Unlimited General Obligation, 4.625%–6.00%, due 1/1/31–1/1/40
6.	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds, 5.00%–6.00%, due 7/1/21–7/1/47

7.	Tobacco Settlement Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/46–6/1/52

8.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/47

9.	Missouri State Health & Educational Facilities Authority, Stars Mercy Health System, Revenue Bonds, 3.47%–3.484%, due 6/1/31

10.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/31–12/1/46

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 4.38%, outperforming the –0.51% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index, and the 2.61% return of the Fund’s secondary benchmark, the High Yield Municipal Bond Composite Index. Over the same period, Class I shares also outperformed the 2.06% return of the Morningstar High Yield Muni Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its benchmark during the reporting period primarily due to security selection. The Fund’s holdings of below investment grade credits, which are not included in the benchmark, contributed the most to relative outperformance as credit spreads2 materially tightened during the reporting period. (Contributions take weightings and total returns into account.) In addition, the Fund’s holdings of Puerto Rico and Virgin Islands credits performed well as their respective economies recovered from the devastating hurricanes of September 2017. From a geographic perspective, holdings in California, New York and Texas also helped propel relative performance.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay High Yield Municipal Bond Fund was renamed MainStay MacKay High Yield Municipal Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to maintain a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period the Fund’s modified duration to worst4 was 6.7 years versus 5.4 years for the benchmark. Over the reporting period, the duration strategy detracted –1.79% from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

From a sector standpoint, the Fund’s strongest positive contribution versus the Bloomberg Barclays Municipal Bond Index was recorded by holdings in the special-tax, tobacco and water/sewer sectors. While only detracting slightly, bonds in the hospital and education sectors were the only negative performers from a relative perspective during the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Since the Fund grew significantly during the reporting period, the largest sales were not executed for portfolio repositioning. Rather, they were tax-loss swaps employed to offset realized gains as the market for high yield municipal bonds had rallied. However, as credit spreads moved tighter over the 12 months, we decided that the prudent strategy was to shift the portfolio to a slightly higher credit profile while maintaining a large cash equivalent position. Therefore, portfolio credit quality was affected more by purchases with new cash than by outright selling. As we looked to invest the Fund’s assets in a municipal market that continued to see spread compression, we began to believe that investment-grade credits offered better value from a risk/reward standpoint. As such, particularly during the latter stages of the reporting period, many of the largest purchases were in the BBB- to A-rated category.5 Examples include Minnesota Essentia Health Obligated Group, Ohio Promedica Healthcare Obligated Group and Illinois State General Obligation, all of which we believed offered better value at their respective times of purchase than lower-rated alternatives. While, as

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

mentioned, most significant sales were for tax-swapping purposes, some noteworthy sales were executed due to our belief, based on the structure of the bonds combined with substantial spread tightening, that the bonds offered very limited upside potential. An example was the Fund’s sale in its entirety of one insured Puerto Rico Sales Tax zero-coupon bond.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s two largest increases in exposure were in the hospital and leasing sectors, while the Fund’s two largest decreases in exposure were the tobacco and pre-refunded sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund maintained an overweight allocation relative to the Bloomberg Barclays Municipal Bond Index in bonds maturing in 19 years or more. The Fund also maintained an overweight allocation relative to the Index in credits rated BBB or lower. At the end of the reporting period, the Fund held approximately 40.8% of its net assets in below investment grade municipal credits. Conversely, the Fund maintained underweight positions relative to the Index in AA- and AAA-rated securities, and bonds with maturities of less than 11 years.6

[6]

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 101.4%† Municipal Bonds 101.4%
Alabama 1.1%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,338,600
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,033,769
Series D 6.00%, due 10/1/42	2,500,000	2,826,275
Industrial Development Board of the City of Mobile Alabama, Pollution Control Electric Power Co.-Barry Plant, Revenue Bonds 1st Series 1.71%, due 6/1/34 (a)	20,000,000	20,000,000
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,089,296
West Jefferson Industrial Development Board, Solid Waste Disposal, Revenue Bonds 1.74%, due 12/1/38 (a)(b)	11,800,000	11,800,000

		54,087,940

Alaska 0.6%
Alaska State Housing Finance Corp., Revenue Bonds Series A 1.70%, due 6/1/32 (a)(b)	14,715,000	14,715,000
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	16,560,000	16,164,050

		30,879,050

Arizona 1.2%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds Series B 1.64%, due 1/1/46 (a)	7,350,000	7,350,000
Arizona Health Facilities Authority, Dignity Health Medical Group, Revenue Bonds 1.61%, due 7/1/35 (a)	4,400,000	4,400,000

	Principal Amount	Value
Arizona (continued)
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	$7,945,000	$8,314,840
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (c)
6.00%, due 7/1/37	3,035,000	3,142,439
6.00%, due 7/1/47	4,785,000	4,907,927
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds (c)
Series G 5.00%, due 7/1/47	1,000,000	998,420
Series A 5.375%, due 7/1/50	1,500,000	1,525,785
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,544,423
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (c)
Series A 5.00%, due 7/1/35	1,700,000	1,717,153
Series A 5.00%, due 7/1/46	4,120,000	4,119,712
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds
Series A 5.00%, due 7/1/37	1,000,000	1,073,640
Series A 5.00%, due 7/1/42	1,000,000	1,064,590
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,107,230
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,164,214
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds 5.625%, due 6/15/45 (c)	3,985,000	4,141,849

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	$1,955,000	$2,072,984
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	1,100,000	1,126,202
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	563,485
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,047,520
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	965,000	926,091
Pima County Industrial Development Authority, American Leadership Academy Project, Revenue Bonds 5.00%, due 6/15/47 (c)	4,150,000	4,099,951
Tempe Industrial Development Authority, Revenue Bonds Series A 6.125%, due 10/1/47 (c)	2,800,000	3,011,680

		62,420,135

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,529,054
Series C 5.00%, due 2/1/35	1,170,000	1,248,027
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 1.71%, due 12/1/25 (a)	1,400,000	1,400,000

		4,177,081

California 9.8%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,689,040

	Principal Amount	Value
California (continued)
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	$12,000,000	$12,022,320
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	1,095,000	1,123,985
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	753,293
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	696,760
California County Tobacco Securitization Agency, Revenue Bonds
Series A 5.125%, due 6/1/38	3,500,000	3,508,960
5.125%, due 6/1/38	4,225,000	4,235,816
5.25%, due 6/1/46	3,275,000	3,177,405
5.65%, due 6/1/41	8,600,000	8,609,804
California Health Facilities Financing Authority, Scripps Health, Revenue Bonds Series C 1.26%, due 10/1/42 (a)	5,950,000	5,950,000
California Municipal Finance Authority, Baptist University, Revenue Bonds (c)
Series A 5.375%, due 11/1/40	3,000,000	3,266,790
Series A 5.50%, due 11/1/45	6,000,000	6,559,920
California Municipal Finance Authority, Community Hospitals Center, Certificates of Participation 5.50%, due 2/1/39	1,640,000	1,655,695
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (b)
Insured: AGM 3.25%, due 12/31/32	6,715,000	6,327,209
Series A 5.00%, due 12/31/43	21,300,000	22,797,816
Series A 5.00%, due 12/31/47	15,400,000	16,432,262
Series B 5.00%, due 6/1/48	2,000,000	2,131,560
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	1,165,000	1,187,951

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	$1,525,000	$1,537,230
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,101,120
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	533,535
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,153,510
California School Finance Authority, High Tech High Learning Project, Revenue Bonds Series A 5.00%, due 7/1/49 (c)	3,000,000	3,143,760
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
6.00%, due 7/1/40	2,490,000	2,507,853
6.375%, due 7/1/45	1,170,000	1,179,103
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,995,504
7.50%, due 11/1/41	1,000,000	1,157,330
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	2,250,000	2,395,800
Series A 5.00%, due 6/1/46	2,000,000	2,105,540
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	747,687
5.875%, due 11/1/43	435,000	477,182

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/41 (c)	$1,700,000	$1,737,587
Series A 5.00%, due 12/1/46 (c)	4,545,000	4,630,946
Series A 5.25%, due 12/1/56 (c)	20,000,000	20,681,000
5.50%, due 12/1/54	3,800,000	3,991,786
Series A 5.50%, due 12/1/58 (c)	22,250,000	23,398,990
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,667,063
California Statewide Communities Development Authority, Stars Citrus, Certificates of Participation Insured: NATL-RE 5.85%, due 4/1/28 (d)	200,000	200,000
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/50	2,000,000	2,162,920
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	5,148,000
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	805,324
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	836,871
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,726,685
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,562,577
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,774,807
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,667,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation (continued)
Series C (zero coupon), due 8/1/39	$17,900,000	$6,173,889
Series C (zero coupon), due 8/1/43	16,000,000	4,341,920
Series C (zero coupon), due 8/1/44	8,000,000	2,050,560
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,712,865
Series C 6.50%, due 1/15/43	5,000,000	5,745,950
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,347,600
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	20,365,000	20,838,690
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	625,000,000	103,262,500
Series A-1 5.00%, due 6/1/47	10,500,000	10,269,840
Series A-1 5.25%, due 6/1/47	6,500,000	6,541,795
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,763,874
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (c)	30,000,000	1,147,800
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,093,868
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,724,800
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 2.325% (3 Month LIBOR + 0.72%), due 7/1/27 (d)	24,300,000	23,723,118
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,611,261

	Principal Amount	Value
California (continued)
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	$1,000,000	$358,990
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	284,190
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,848,078
Series C (zero coupon), due 8/1/38	2,000,000	688,700
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	483,563
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	12,000,000	12,863,760
Series B 5.25%, due 1/15/49	4,220,000	4,511,771
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,301,254
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	6,508,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,660,770
Stockton East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	64,309
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	84,714
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	125,185
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,890,894
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,048

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds (continued)
Insured: NATL-RE 5.25%, due 9/1/24	$100,000	$100,010
Insured: NATL-RE 5.25%, due 9/1/34	350,000	348,856
Insured: NATL-RE 5.375%, due 9/1/21	175,000	175,051
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,237,656
Series B (zero coupon), due 6/1/50	16,260,000	2,234,287
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.125%, due 6/1/46	18,160,000	18,205,218
Series A-1 5.375%, due 6/1/38	2,470,000	2,482,943
Series A-1 5.50%, due 6/1/45	5,100,000	5,126,724
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	562,905
West Contra Costa Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,428,850
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,120,200

		493,546,652

Colorado 2.0%
Arista Metropolitan District, Limited General Obligation Series A 5.125%, due 12/1/48	3,500,000	3,510,185
Arkansas River Power Authority, Revenue Bonds Series A 5.00%, due 10/1/43	9,675,000	10,256,758
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,395,259
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,305,162
Series A 5.375%, due 12/1/33	1,500,000	1,640,775

	Principal Amount	Value
Colorado (continued)
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (b)	$7,000,000	$7,357,070
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,688,195
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,116,940
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,548,370
Colorado International Center Metropolitan District No. 14, Limited General Obligation 5.875%, due 12/1/46	2,500,000	2,595,025
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,458,037
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,396,580
6.00%, due 12/1/46	1,000,000	1,048,280
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,520,350
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	197,637
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,491,986
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	472,583
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	849,463
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,996,760
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	315,870
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,052,478
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	494,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	$515,000	$195,685
(zero coupon), due 9/1/40	5,250,000	2,105,250
(zero coupon), due 9/1/41	3,925,000	1,499,311
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (b)	2,435,000	2,641,829
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,815,000	3,828,238
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	1,897,739
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,221,680
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,020,263
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/47	3,500,000	3,447,080
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	40,000,000	11,038,400

		102,603,528

Connecticut 0.3%
City of Hartford CT, Unlimited General Obligation
Series B 5.00%, due 4/1/26	60,000	64,233
Series B 5.00%, due 4/1/27	500,000	532,940
Series B 5.00%, due 4/1/30	640,000	675,443
Series B 5.00%, due 4/1/33	100,000	104,831
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (c)	1,500,000	1,499,895

	Principal Amount	Value
Connecticut (continued)
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	$1,475,000	$1,437,137
State of Connecticut, Bradley International Airport, Revenue Bonds Series A, Insured: ACA 6.60%, due 7/1/24 (b)	2,075,000	2,080,208
State of Connecticut, Unlimited General Obligation
Series C 5.00%, due 6/15/28	5,000,000	5,581,950
Series E 5.00%, due 9/15/37	2,250,000	2,418,570

		14,395,207

Delaware 0.3%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,044,088
Kent County DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A 5.00%, due 7/1/40	1,050,000	1,097,030
Series A 5.00%, due 7/1/48	1,250,000	1,298,337
Series A 5.00%, due 7/1/53	3,250,000	3,363,327
Series A 5.00%, due 7/1/58	4,500,000	4,622,895

		14,425,677

District of Columbia 1.1%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,102,120
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,466,472
District of Columbia, Howard University, Revenue Bonds Series A 6.50%, due 10/1/41	885,000	925,020
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	952,496
District of Columbia, Provident Group-Howard Properties, Revenue Bonds 5.00%, due 10/1/30	1,000,000	1,008,790

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	$85,000,000	$13,088,300
District of Columbia, Tranche 1, Revenue Bonds Series A 1.63%, due 8/15/38 (a)	3,835,000	3,835,000
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,466,150
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	30,365,000	31,698,327
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	1,965,313

		57,507,988

Florida 2.2%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,120,000	4,150,694
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (c)	2,000,000	1,911,100
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,736,167
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,624,380
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	885,000	887,248
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	7,798,725

	Principal Amount	Value
Florida (continued)
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	$2,250,000	$2,357,932
6.125%, due 6/1/43	2,500,000	2,651,500
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	254,705
Series A 6.00%, due 9/1/40	1,000,000	1,031,690
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 1.73%, due 9/1/28 (a)	6,200,000	6,200,000
Escambia County, Gulf Power Co. Project, Revenue Bonds 2nd Series 1.73%, due 4/1/39 (a)	11,400,000	11,400,000
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (c)	4,605,000	4,295,958
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,620,000	5,994,278
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (c)	4,500,000	4,502,880
Martin County FL, Pollution Control, Florida Power & Light Co. Project, Revenue Bonds 1.66%, due 7/15/22 (a)	25,000,000	25,000,000
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,619,560
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	1,949,867
5.00%, due 11/15/39	2,230,000	2,315,788
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,616,055
Series C 5.00%, due 10/1/40	1,000,000	1,059,850
Series A 7.25%, due 10/1/40	2,500,000	2,838,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
North Sumter County Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	$1,500,000	$1,605,030
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	410,620
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien (zero coupon), due 10/1/36	4,000,000	3,253,680
Osceola County Expressway Authority, Revenue Bonds Senior Lien-Series A 5.375%, due 10/1/47	11,170,000	11,856,620

		113,322,777

Georgia 2.5%
Appling County Development Authority, Georgia Power Co., Plant Hatch Project, Revenue Bonds (a)
1.89%, due 9/1/29	8,900,000	8,900,000
1.89%, due 9/1/41	9,850,000	9,850,000
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (a)
1.88%, due 11/1/52 (b)	18,450,000	18,450,000
1.89%, due 5/1/22	12,955,000	12,955,000
1.89%, due 10/1/32	28,000,000	28,000,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,531,244
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,473,698
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,188,920
Gainesville & Hall County Development Authority, Educational Facilities, Riverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,538,175
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 1.91%, due 9/1/29 (a)	7,800,000	7,800,000

	Principal Amount	Value
Georgia (continued)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds Series A 5.00%, due 11/1/37 (c)	$3,750,000	$3,898,725
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 1.89%, due 11/1/48 (a)	14,175,000	14,175,000
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,226,860

		126,987,622

Guam 1.4%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,313,470
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	9,020,000	9,425,720
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	14,333,457
Port Authority of Guam, Revenue Bonds Series A 5.00%, due 7/1/48	5,200,000	5,506,176
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,527,110
Series D 5.00%, due 11/15/39	25,750,000	27,250,453
Series A 5.125%, due 1/1/42	3,420,000	3,531,047
Series A 6.50%, due 11/1/40	3,990,000	4,348,741

		69,236,174

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,167,107
Series A 6.875%, due 7/1/43	1,045,000	1,080,718
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (c)	1,500,000	1,395,195

		4,643,020

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Idaho 0.0%‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	$1,000,000	$1,033,960

Illinois 12.7%
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (c)
Series B 7.00%, due 12/1/42	10,000,000	11,707,900
Series A 7.00%, due 12/1/46	4,000,000	4,670,240
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	21,759,816
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,105,000	3,417,083
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	39,998,350
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	21,515,000	21,610,957
Series B 5.00%, due 12/1/33	2,050,000	2,063,448
Series G 5.00%, due 12/1/34	5,000,000	5,069,050
Series H 5.00%, due 12/1/36	7,000,000	7,070,980
Series A 5.00%, due 12/1/41	1,675,000	1,665,855
Series H 5.00%, due 12/1/46	7,000,000	7,014,910
Series A 5.25%, due 12/1/41	5,295,000	5,339,637
Series A 5.50%, due 12/1/39	6,995,000	7,109,368
Series A 7.00%, due 12/1/44	11,375,000	12,890,832
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,606,740
5.00%, due 7/1/48	5,000,000	5,294,400
Chicago O’Hare International Airport Special Facility, Lufthansa German Project, Revenue Bonds 1.65%, due 5/1/35 (a)(b)	40,000,000	40,000,000

	Principal Amount	Value
Illinois (continued)
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	$7,500,000	$7,844,475
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	300,000	145,056
City of Chicago IL, Sales Tax, Revenue Bonds
Series A 5.25%, due 1/1/38	11,550,000	12,594,697
Series A 5.00%, due 1/1/41	10,000,000	10,828,600
City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	145,451
Series A, Insured: NATL-RE 5.00%, due 1/1/32	2,395,000	2,400,365
Series C 5.00%, due 1/1/34	1,355,000	1,357,344
Series A 5.00%, due 1/1/35	13,020,000	13,370,498
Series A 5.00%, due 1/1/36	3,250,000	3,331,478
Series C 5.00%, due 1/1/40	11,855,000	11,870,886
Series A 5.25%, due 1/1/35	5,000,000	5,089,600
Series A 5.25%, due 1/1/37	275,000	275,294
Series B 5.50%, due 1/1/31	2,360,000	2,524,940
Series 2005D 5.50%, due 1/1/37	3,500,000	3,688,265
Series 2005D 5.50%, due 1/1/40	1,245,000	1,307,873
Series A 5.75%, due 1/1/34	3,850,000	4,239,043
Series A 6.00%, due 1/1/38	34,385,000	38,221,334
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	15,000,000	14,344,650
City of Romeoville IL, Lewis University, Revenue Bonds
Series B 4.125%, due 10/1/41	1,000,000	926,440
Series B 4.125%, due 10/1/46	2,100,000	1,913,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
City of Romeoville IL, Lewis University, Revenue Bonds (continued)
Series B 5.00%, due 10/1/36	$1,000,000	$1,040,540
Series B 5.00%, due 10/1/39	1,275,000	1,320,186
Illinois Development Finance Authority, NorthShore University HealthSystem, Revenue Bonds Series C 1.65%, due 5/1/31 (a)	10,000,000	10,000,000
Illinois Finance Authority, Benedictine University, Revenue Bonds 5.00%, due 10/1/38	5,750,000	5,980,402
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,571,685
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,293,665
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,160,500
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,183,921
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds
5.00%, due 2/15/37	5,675,000	5,233,031
5.125%, due 2/15/45	6,015,000	5,440,207
Illinois Finance Authority, Memorial Health System, Revenue Bonds 1.69%, due 10/1/22 (a)	1,200,000	1,200,000
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,917,437
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	2,000,040
6.50%, due 4/1/39	4,000,000	4,160,240
6.50%, due 4/1/44	3,000,000	3,120,180
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	2,900,000	2,698,595
Series C 5.00%, due 8/1/49	1,300,000	1,361,815

	Principal Amount	Value
Illinois (continued)
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds Series A 5.00%, due 2/15/50	$1,545,000	$1,619,886
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series B (zero coupon), due 12/15/54	145,000,000	20,791,550
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 6/15/34	46,915,000	21,758,708
Series A, Insured: NATL-RE (zero coupon), due 12/15/36	33,845,000	13,637,504
Series A 5.50%, due 6/15/50	10,600,000	10,804,703
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
Series B (zero coupon), due 12/15/50	31,290,000	5,633,452
4.25%, due 6/15/42	1,660,000	1,527,349
Series A 5.00%, due 6/15/42	7,050,000	7,168,510
Series A 5.00%, due 6/15/57	18,000,000	18,530,460
Metropolitan Pier & Exposition Authority, Revenue Bonds Series B, Insured: AGM (zero coupon), due 12/15/50	10,000,000	2,040,600
State of Illinois, Unlimited General Obligation
Series D 3.25%, due 11/1/26	5,540,000	5,028,492
Insured: BAM 4.00%, due 6/1/41	25,955,000	24,836,339
Series A 4.50%, due 12/1/41	6,775,000	6,305,154
Series B 5.00%, due 11/1/19	30,000,000	30,659,400
Series D 5.00%, due 11/1/24	7,515,000	7,826,797
Series A 5.00%, due 12/1/27	5,300,000	5,507,601
5.00%, due 2/1/28	2,700,000	2,786,346
Series C 5.00%, due 11/1/29	35,000,000	35,866,250

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A 5.00%, due 5/1/30	$8,110,000	$8,300,909
Series A 5.00%, due 12/1/39	2,400,000	2,420,832
Series A 5.00%, due 5/1/40	2,000,000	2,013,520
5.50%, due 7/1/38	3,000,000	3,138,870
Village of Bridgeview IL, Revenue Bonds Series A 5.00%, due 12/1/42	5,250,000	5,322,502
Village of Bridgeview IL, Unlimited General Obligation Series A 5.50%, due 12/1/43	1,545,000	1,439,724
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,042
Village of Oak Lawn IL, Unlimited General Obligation
Insured: NATL-RE 4.40%, due 12/1/26	400,000	400,236
Insured: NATL-RE 4.45%, due 12/1/28	430,000	430,254
Insured: NATL-RE 4.50%, due 12/1/30	475,000	475,295
Insured: NATL-RE 4.50%, due 12/1/32	520,000	520,312
Insured: NATL-RE 4.50%, due 12/1/34	575,000	575,311

		641,958,454

Indiana 1.2%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,090,570
City of Indianapolis IN, Economic Development, Revenue Bonds Series A 1.72%, due 7/1/55 (a)	6,200,000	6,200,000
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,320,600
Gary Chicago International Airport Authority, Revenue Bonds (b)
5.00%, due 2/1/29	1,170,000	1,271,521
5.25%, due 2/1/34	750,000	815,377
Indiana Finance Authority, Duke Energy Indiana Project, Revenue Bonds Series A-4 1.69%, due 12/1/39 (a)	11,500,000	11,500,000

	Principal Amount	Value
Indiana (continued)
Indiana Finance Authority, Educational Facilities-DePauw University Project, Revenue Bonds Series A 1.57%, due 7/1/36 (a)	$3,450,000	$3,450,000
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	709,711
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,014,378
5.50%, due 8/15/45	210,000	217,384
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,652,314
Indiana Finance Authority, Sisters of St. Francis, Health Services, Revenue Bonds Series J 1.65%, due 11/1/37 (a)	15,695,000	15,695,000
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,097,900

		60,034,755

Iowa 0.9%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	6,865,000	6,021,772
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,829,559
Iowa Finance Authority, Health System Obligation, Revenue Bonds Series B-2 1.62%, due 2/15/39 (a)	6,000,000	6,000,000
Iowa Higher Education Loan Authority, Loras College, Revenue Bonds 1.69%, due 11/1/36 (a)	10,000,000	10,000,000
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,161,223
Series C 5.625%, due 6/1/46	6,730,000	6,738,682
Xenia Rural Water District, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,173,460
5.00%, due 12/1/41	3,000,000	3,144,060

		44,068,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kansas 0.4%
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (c)	$61,445,000	$22,214,825

Kentucky 1.2%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,764,955
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,049,780
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,960,000	14,054,788
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/37	2,850,000	2,948,354
Series A 5.00%, due 6/1/45	10,725,000	10,995,377
Kentucky State Economic Development Finance Authority, Catholic Health, Revenue Bonds Series C 1.85%, due 5/1/34 (a)	20,725,000	20,725,000
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series A 4.00%, due 10/1/34	6,075,000	5,955,565

		60,493,819

Louisiana 0.4%
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	5,910,795
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	7,469,781
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds Series B, Insured: NATL-RE 2.80%, due 8/1/34 (d)	50,000	47,081

	Principal Amount	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	$3,700,000	$3,868,498
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,261,500

		22,557,655

Maine 0.1%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	3,825,000	3,976,164
5.00%, due 7/1/43	2,590,000	2,663,530

		6,639,694

Maryland 0.6%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds
5.00%, due 9/1/42	11,460,000	12,078,038
5.00%, due 9/1/46	3,500,000	3,678,220
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A 5.00%, due 7/1/38	1,000,000	1,070,340
Series A 5.00%, due 7/1/48	3,000,000	3,181,530
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,082,880
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (c)
Series A 5.125%, due 7/1/37	1,260,000	1,232,519
Series A 5.375%, due 7/1/52	1,530,000	1,466,811
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,200,720
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,088,290

		29,079,348

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts 3.0%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds
Series U-6E 1.60%, due 10/1/42 (a)	$25,320,000	$25,320,000
5.00%, due 11/15/33	3,000,000	3,047,190
5.125%, due 11/15/46	6,000,000	6,000,000
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds Series J2 5.00%, due 7/1/53	6,785,000	7,184,501
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,200,220
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,046,030
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,367,440
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (c)	2,000,000	2,375,280
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Series A 5.00%, due 9/1/45	5,750,000	5,920,487
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	21,405,000	22,196,771
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series L 5.00%, due 7/1/44	3,980,000	4,214,939
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	6,500,000	6,837,350

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	$1,325,000	$1,388,905
5.00%, due 9/1/45	1,175,000	1,228,122
Massachusetts Health & Educational Facilities Authority, Baystate Medical Center, Revenue Bonds Series K 1.60%, due 7/1/39 (a)	10,045,000	10,045,000
Massachusetts Health & Educational Facilities Authority, Harvard University, Revenue Bonds Series R 1.20%, due 11/1/49	12,000,000	12,000,000
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,686,545
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds (b)(d)
Series B, Insured: AMBAC 4.593%, due 1/1/31	11,500,000	11,500,000
Series C, Insured: AMBAC 4.614%, due 1/1/31	13,000,000	13,000,000
Massachusetts Water Resources Authority, Revenue Bonds Series C 1.62%, due 8/1/20 (a)	6,600,000	6,600,000

		151,158,780

Michigan 2.8%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	549,934
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,286,178
5.00%, due 2/15/47	3,000,000	3,011,880
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,284
5.125%, due 11/1/35	605,000	605,097
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	18,254
Insured: AMBAC 5.25%, due 4/1/22	58,125	56,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
City of Detroit MI, Unlimited General Obligation (continued)
Insured: AMBAC 5.25%, due 4/1/24	$45,725	$43,208
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	165,000	169,790
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	682,975
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,024
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,296,450
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,684,994
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,485,197
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,038,080
5.00%, due 12/1/40	1,000,000	1,031,150
5.00%, due 12/1/45	4,000,000	4,115,400
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,057,820
Michigan Finance Authority, Higher Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (c)	14,625,000	14,430,341
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds
5.00%, due 2/1/37	2,000,000	2,100,460
5.25%, due 2/1/32	3,600,000	3,905,352
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,077,940
Series D4 5.00%, due 7/1/34	1,000,000	1,074,820
5.00%, due 7/1/35	2,000,000	2,147,320

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	$1,000,000	$1,012,770
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	873,562
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	1,988,221
7.00%, due 10/1/36	1,740,000	1,572,629
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (c)	2,085,000	1,639,436
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 4.00%, due 11/1/48	7,000,000	6,750,870
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	290,680
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	514,490
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds
6.625%, due 6/1/30	350,000	340,620
7.00%, due 12/1/39	2,700,000	2,607,660
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	143,340
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,174,586
Michigan Strategic Fund, Events Centre Project, Tax Allocation Series A 4.125%, due 7/1/45 (d)	19,700,000	19,732,702
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	110,890,000	5,512,342
Series A 6.00%, due 6/1/34	7,370,000	7,280,528

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds (continued)
Series A 6.00%, due 6/1/48	$23,315,000	$23,040,349
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,409,416

		140,813,439

Minnesota 2.8%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	2,100,000	2,003,190
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,390,660
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 1.66%, due 11/15/35 (a)	4,600,000	4,600,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Children’s Health Care, Revenue Bonds Series A, Insured: AGM 1.70%, due 8/15/37 (a)	4,335,000	4,335,000
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,016,940
Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds
Series A 5.00%, due 2/15/48	8,550,000	9,030,510
Series A 5.00%, due 2/15/53	26,250,000	27,458,812
Series A 5.25%, due 2/15/58	50,715,000	53,611,841
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,005,424
5.00%, due 11/15/40	1,775,000	2,039,901

	Principal Amount	Value
Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	$3,000,000	$3,102,840
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,117,530
Minneapolis Health Care System, Fairview Health Services, Revenue Bonds Series C 1.62%, due 11/15/48 (a)	20,825,000	20,825,000
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (c)	4,085,000	3,630,013
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,402,987

		140,570,648

Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,303,400

Missouri 2.2%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	500,280
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	185,000	179,396
5.50%, due 6/1/29	3,510,000	3,336,676
City of Lee’s Summit MO, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,533,075
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,016,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kirkwood Industrial Development Authority, Aberdeen Heights Project, Revenue Bonds Series A 5.25%, due 5/15/50	$3,250,000	$3,360,565
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,365,000	1,343,911
6.00%, due 5/1/42	2,800,000	2,768,724
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (c)	2,000,000	1,876,580
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds Series A 5.00%, due 3/15/49	7,750,000	7,595,310
Missouri Health & Educational Facilities Authority, Bethesda Health Group, Inc., Revenue Bonds Series B 1.70%, due 8/1/41 (a)(d)	6,000,000	6,000,000
Missouri Health & Educational Facilities Authority, Ranken Technical College, Revenue Bonds Series B 1.67%, due 11/1/31 (a)	1,900,000	1,900,000
Missouri State Health & Educational Facilities Authority, Stars Mercy Health System, Revenue Bonds (d)
Series A, Insured: AMBAC 3.47%, due 6/1/31	27,500,000	27,500,000
Series B, Insured: AMBAC 3.484%, due 6/1/31	4,900,000	4,900,000
Series C, Insured: AMBAC 3.484%, due 6/1/31	40,000,000	40,000,000
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,418,448
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,931,958

		109,161,723

	Principal Amount	Value
Montana 0.1%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series B 5.00%, due 7/1/48	$5,765,000	$6,053,135

Nebraska 0.4%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,945,481
Hospital Authority No. 1 of Lancaster County, Bryan Health Medical Center, Revenue Bonds Series B-1 1.68%, due 6/1/31 (a)	15,990,000	15,990,000

		18,935,481

Nevada 0.5%
City of Reno NV, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	477,853
Series D (zero coupon), due 7/1/58 (c)(e)	9,000,000	702,900
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series C (zero coupon), due 7/1/58 (c)(e)	20,000,000	2,059,600
Series A 4.00%, due 6/1/43	2,500,000	2,412,575
County of Washoe NV, Sierra Pacific Power Co. Project, Revenue Bonds Series E 1.69%, due 3/1/36 (a)(b)	870,000	870,000
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	4,710,000	4,696,671
Series B 4.00%, due 7/1/40	4,640,000	4,606,545
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	2,901,222
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (c)
Series A 5.00%, due 12/15/38	1,000,000	1,002,910
Series A 5.00%, due 12/15/48	3,465,000	3,432,845

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Nevada (continued)
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	$1,185,000	$1,154,368

		24,317,489

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,184,098
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,395,239
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,877,562
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,978,482
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,186,060

		11,621,441

New Jersey 3.6%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	823,821
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (b)
5.25%, due 9/15/29	4,920,000	5,277,635
5.50%, due 4/1/28	195,000	195,326
Series A 5.625%, due 11/15/30	8,085,000	8,986,397
Series B 5.625%, due 11/15/30	7,000,000	7,780,430
5.75%, due 9/15/27	3,485,000	3,795,269
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	947,960
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,821,469

	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	$500,000	$528,440
Series A 5.00%, due 1/1/50	1,175,000	1,227,769
New Jersey Economic Development Authority, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,196,230
5.375%, due 1/1/43	2,000,000	2,142,460
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	9,410,000	9,737,092
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,210,995
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,060,740
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,082,843
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,525,569
6.25%, due 7/1/35	2,725,000	2,881,115
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,014,825
New Jersey Health Care Facilities Financing Authority, Virtua Health, Revenue Bonds Series C 1.25%, due 7/1/43 (a)	22,765,000	22,765,000
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds Series C 5.00%, due 6/15/42	9,210,000	9,523,048
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 12/15/37	1,315,000	1,316,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	$8,830,000	$9,512,559
South Jersey Port Corp., Revenue Bonds
Series B 5.00%, due 1/1/42 (b)	12,250,000	12,893,125
Series B 5.00%, due 1/1/48 (b)	7,000,000	7,345,870
Series A 5.00%, due 1/1/49	8,360,000	8,837,858
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,064,370
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	6,700,000	6,931,753
Series B 5.00%, due 6/1/46	38,700,000	39,287,466

		181,714,130

New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,677,605

New York 6.2%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/32	1,500,000	1,366,920
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (b)(c)	1,500,000	1,580,310
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/40	3,455,000	3,640,706
City of New York NY, Unlimited General Obligation (a)
Subseries E-5 1.65%, due 3/1/48	11,000,000	11,000,000
Series I 1.70%, due 4/1/36	10,200,000	10,200,000
Subseries J-6 1.72%, due 8/1/24	7,000,000	7,000,000

	Principal Amount	Value
New York (continued)
City of New York NY, Unlimited General Obligation (a) (continued)
Subseries A-5 1.72%, due 8/1/44	$15,470,000	$15,470,000
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	796,253
Series A 5.00%, due 6/15/26	960,000	1,028,765
Series A 5.50%, due 6/15/31	750,000	803,978
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	459,175
Series A-1 5.00%, due 8/1/46	14,765,000	13,939,636
Metropolitan Transportation Authority, Green, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	10,887,600
Metropolitan Transportation Authority, Revenue Bonds Subseries D-2 1.66%, due 11/1/35 (a)	10,200,000	10,200,000
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,400,000	7,789,536
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,015,904
Series A-3 5.125%, due 6/1/46	13,155,000	12,767,059
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,503,600
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,770,288
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	10,000,000	2,739,000
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	759,225

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	$1,000,000	$1,039,280
New York Liberty Development Corp., World Trade Center, Revenue Bonds (c)
Class 1 5.00%, due 11/15/44	2,000,000	2,051,240
Class 2 5.15%, due 11/15/34	4,150,000	4,284,501
Class 2 5.375%, due 11/15/40	6,500,000	6,704,035
Class 3 7.25%, due 11/15/44	10,500,000	12,095,055
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/37	3,250,000	3,178,467
Series A 4.00%, due 8/1/38	3,250,000	3,163,193
Series A 5.00%, due 8/1/32	3,845,000	4,273,987
Series A 5.00%, due 8/1/35	2,350,000	2,585,823
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (c)
5.00%, due 12/1/29	1,000,000	1,098,660
5.00%, due 12/1/30	1,200,000	1,311,912
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	9,000,000	9,430,830
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (a)
Series B 1.69%, due 5/1/42	6,000,000	6,000,000
Series A 1.69%, due 5/1/42	17,000,000	17,000,000
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (b)	6,200,000	6,452,836
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.25%, due 1/1/50 (b)	35,110,000	37,003,482

	Principal Amount	Value
New York (continued)
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	$7,500,000	$8,103,825
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,474,759
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,633,155
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (c)	13,000,000	1,298,700
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	718,985
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,056,100
Suffolk County Industrial Development Agency, Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (c)	2,000,000	1,970,500
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,125,349
Series C 6.625%, due 6/1/44	13,000,000	13,509,990
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (b)
Series A 5.00%, due 1/1/34	3,010,000	3,176,543
Series A 5.00%, due 1/1/35	2,000,000	2,099,260
Series A 5.00%, due 1/1/36	2,650,000	2,773,172
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	915,000	959,972
Triborough Bridge & Tunnel Authority, Revenue Bonds (a)
Series C 1.64%, due 1/1/32	18,000,000	18,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds (a) (continued)
Subseries B-3 1.67%, due 1/1/32	$8,000,000	$8,000,000
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,720,635

		312,012,201

North Carolina 0.6%
North Carolina Medical Care Commission Retirement Facilities Revenue, United Methodist Retirement Homes, Revenue Bonds Series A 5.00%, due 10/1/47	2,350,000	2,430,582
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	10,620,000
University of North Carolina Hospital, Chapel Hill, Revenue Bonds Series A 1.65%, due 2/15/31 (a)	15,470,000	15,470,000

		28,520,582

North Dakota 0.8%
Cass County Health Facilities, Essentia Health Obligated Group, Revenue Bonds Series B 5.25%, due 2/15/53	9,500,000	10,131,845
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds Series C 5.00%, due 6/1/48	28,640,000	29,362,301

		39,494,146

Ohio 6.3%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	19,225,000	20,495,004
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	12,620,000	12,211,112
Series A-2 5.375%, due 6/1/24	6,735,000	6,581,038
Series A-2 5.75%, due 6/1/34	11,575,000	11,179,482

	Principal Amount	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds (continued)
Series A-2 5.875%, due 6/1/30	$25,925,000	$25,549,606
Series A-2 5.875%, due 6/1/47	13,000,000	12,674,350
Series A-2 6.00%, due 6/1/42	4,880,000	4,819,098
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	305,000,000	21,350,000
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	870,000	860,099
Series C 6.00%, due 12/1/43	3,500,000	3,321,920
Cleveland-Cuyahoga County Port Authority, Center for Dialysis Care Project, Revenue Bonds Series A 5.00%, due 12/1/42	5,205,000	5,154,459
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	1,035,000	1,016,277
7.00%, due 12/1/18 (e)(f)(g)	710,000	128,510
7.35%, due 12/1/31 (e)(f)(g)	6,000,000	1,086,000
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 6.087%, due 12/1/28 (d)	11,725,000	11,725,000
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,402,718
5.00%, due 2/15/37	5,350,000	5,581,869
5.00%, due 2/15/52	7,000,000	7,065,660
5.00%, due 2/15/57	2,110,000	2,122,639
5.25%, due 2/15/47	10,500,000	11,053,770
5.50%, due 2/15/52	2,200,000	2,321,022
5.50%, due 2/15/57	16,940,000	17,800,552
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,719,475
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,099,818
5.00%, due 1/1/46	2,090,000	2,127,641
County of Lucas Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.25%, due 11/15/48	50,000,000	52,261,000

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds (a)
Series F 1.65%, due 11/15/45	$18,550,000	$18,550,000
Series E 1.65%, due 11/15/45	19,990,000	19,990,000
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 1.70%, due 1/1/39 (a)	14,015,000	14,015,000
Ohio Higher Educational Facilities Commission, Cleveland Institute of Art, Revenue Bonds 5.25%, due 12/1/48	1,000,000	1,003,840
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (b)(c)	4,000,000	4,008,720
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,170,000	1,252,649
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,438,094
Series A 5.00%, due 7/1/39	1,500,000	1,528,185
Series A 5.00%, due 7/1/46	9,790,000	9,943,703

		315,438,310

Oklahoma 1.5%
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,174,621
5.00%, due 9/1/37	3,500,000	3,777,060
Oklahoma Development Finance Authority, Oklahoma University Medicine Project, Revenue Bonds
Series B 5.25%, due 8/15/43	12,000,000	12,773,760
Series B 5.25%, due 8/15/48	8,175,000	8,675,392
Series B 5.50%, due 8/15/52	6,325,000	6,810,380

	Principal Amount	Value
Oklahoma (continued)
Oklahoma Development Finance Authority, Oklahoma University Medicine Project, Revenue Bonds (continued)
Series B 5.50%, due 8/15/57	$10,000,000	$10,726,500
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/52	28,515,000	26,370,957
Series A 5.25%, due 8/1/57	3,000,000	2,773,500
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,345,875

		75,428,045

Oregon 0.7%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	845,000	714,769
Clackamas County or Hospital Facility Authority, Senior Living-Willamette View Project, Revenue Bonds
Series B 3.00%, due 11/15/22	2,500,000	2,502,525
Series A 5.00%, due 11/15/52	1,500,000	1,572,180
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 3.869%, due 8/15/34 (d)	19,000,000	19,000,000
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,808,449
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (c)	1,560,000	1,481,126
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,170,400
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,034,750

		34,284,199

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 4.4%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	$1,000,000	$1,133,510
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/44	19,500,000	18,256,485
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,179,918
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	280,000	290,769
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (c)	28,325,000	29,529,671
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,209,078
5.75%, due 10/1/38	3,250,000	3,200,600
5.75%, due 10/1/43	2,290,000	2,224,964
6.00%, due 10/1/48	3,350,000	3,335,930
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds Series A 5.25%, due 10/15/47	3,250,000	3,252,112
Chester County Industrial Development Authority, The Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,642,181
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment 5.125%, due 3/1/48 (c)	1,050,000	1,051,859
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	842,747
5.00%, due 9/15/28	860,000	881,758
5.00%, due 9/15/29	175,000	178,089
5.00%, due 9/15/37	4,590,000	4,436,281
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	120,756

	Principal Amount	Value
Pennsylvania (continued)
City of Harrisburg PA, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/20	$15,000	$14,096
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	337,946
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	452,759
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	280,000	315,714
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	13,787,060
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	305,661
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (c)
5.00%, due 10/15/34	6,000,000	5,889,960
5.125%, due 10/15/41	5,000,000	4,820,150
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	1,405,000	1,462,015
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	250,000	250,530
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (c)
Series A 6.00%, due 7/15/38	3,000,000	3,131,970
Series A 6.50%, due 7/15/48	4,500,000	4,837,905
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,455,283
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	2,540,000	2,289,150

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	$5,000,000	$5,330,050
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,646,941
5.25%, due 1/15/46	1,000,000	1,054,520
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	3,901,687
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	7,941,856
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	261,836
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 4.125%, due 12/31/38 (b)	4,000,000	3,853,760
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (d)	5,500,000	5,507,260
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,697,686
Series A 6.50%, due 9/1/38	1,000,000	1,090,420
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,098,910
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,108,900

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	$2,500,000	$2,641,600
5.50%, due 7/15/43	2,400,000	2,524,416
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	17,732,630
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	4,997,340
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,245,782
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (c)
Series A 5.125%, due 6/1/38	2,000,000	1,963,560
Series A 5.25%, due 6/1/48	3,085,000	3,016,883
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,081,450
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	1,800,000	1,966,572
Philadelphia Authority for Industrial Development, Senior Living, Wesley Enhanced Living Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,020,760
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,634,895
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (c)	7,000,000	6,731,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	$9,000,000	$9,021,420
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	999,920
5.00%, due 6/1/46	2,625,000	2,544,701
Susquehanna Area Regional Airport Authority, Revenue Bonds Series B 4.00%, due 1/1/33	2,500,000	2,449,525
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,309,476

		222,493,563

Puerto Rico 9.7%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	46,000,000	5,661,680
5.375%, due 5/15/33	4,605,000	4,661,595
5.625%, due 5/15/43	36,980,000	37,484,407
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	1,475,000	1,495,975
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,472,368
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	1,045,000	1,045,658
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	262,660
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,152,900
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	581,603
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,065,750
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,349,677
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,410,000	5,489,040

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AMBAC 5.50%, due 7/1/19	$680,000	$690,295
Series A, Insured: NATL-RE 5.50%, due 7/1/20	8,095,000	8,354,040
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,205,000	1,259,478
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	1,955,200
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	4,387,500
Series A 5.00%, due 7/1/33	14,910,000	13,791,750
Series A 5.25%, due 7/1/42	21,820,000	20,238,050
Series B 5.35%, due 7/1/27	1,160,000	1,026,600
Senior Lien-Series A 5.50%, due 7/1/28	4,000,000	3,740,000
Series A 6.00%, due 7/1/38	7,205,000	6,862,762
Series A 6.00%, due 7/1/44	23,250,000	22,145,625
Senior Lien-Series A 6.00%, due 7/1/47	4,280,000	4,012,500
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,208,862
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,769,659
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (f)(g)
Series EEE 6.05%, due 7/1/32	1,105,000	689,244
Series YY 6.125%, due 7/1/40	1,500,000	935,625
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT 5.00%, due 7/1/20 (f)(g)	2,125,000	1,354,688
Series A 6.75%, due 7/1/36 (f)(g)	220,000	142,450
Series DDD 3.30%, due 7/1/19 (f)(g)	510,000	325,125
Series ZZ 4.25%, due 7/1/20 (f)(g)	400,000	255,000
Series ZZ 4.375%, due 7/1/21 (f)(g)	25,000	15,938

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series CCC 4.375%, due 7/1/22 (f)(g)	$115,000	$73,313
Series ZZ 4.625%, due 7/1/25 (f)(g)	50,000	31,875
Series CCC 4.625%, due 7/1/25 (f)(g)	125,000	79,688
Series ZZ 4.75%, due 7/1/27 (f)(g)	405,000	258,188
Series A 4.80%, due 7/1/29 (f)(g)	520,000	331,500
Series DDD 5.00%, due 7/1/20 (f)(g)	3,020,000	1,925,250
Series DDD 5.00%, due 7/1/21 (f)(g)	115,000	73,313
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	201,380
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,147,866
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,601,755
Series TT 5.00%, due 7/1/24 (f)(g)	120,000	76,500
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	115,000	115,499
Series CCC 5.00%, due 7/1/25 (f)(g)	90,000	57,375
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	770,000	772,841
Series TT 5.00%, due 7/1/25 (f)(g)	520,000	331,500
Series TT 5.00%, due 7/1/26 (f)(g)	50,000	31,875
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,099,480
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	157,191
Series TT 5.00%, due 7/1/27 (f)(g)	405,000	258,188
Series TT 5.00%, due 7/1/37 (f)(g)	620,000	395,250
Series A 5.00%, due 7/1/42 (f)(g)	4,520,000	2,881,500
Series A 5.05%, due 7/1/42 (f)(g)	300,000	191,250
Series ZZ 5.25%, due 7/1/20 (f)(g)	225,000	144,000
Series ZZ 5.25%, due 7/1/23 (f)(g)	50,000	32,000
Series AAA 5.25%, due 7/1/24 (f)(g)	2,500,000	1,600,000

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series ZZ 5.25%, due 7/1/26 (f)(g)	$520,000	$332,800
Series AAA 5.25%, due 7/1/26 (f)(g)	110,000	70,400
Series CCC 5.25%, due 7/1/26 (f)(g)	330,000	211,200
Series AAA 5.25%, due 7/1/27 (f)(g)	465,000	297,600
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	620,000	661,645
Series AAA 5.25%, due 7/1/30 (f)(g)	145,000	92,800
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,850,000	4,101,289
Insured: AGM 5.25%, due 7/1/31	15,000,000	16,677,300
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	366,607
Series WW 5.25%, due 7/1/33 (f)(g)	645,000	412,800
Series XX 5.25%, due 7/1/35 (f)(g)	265,000	169,600
Series XX 5.25%, due 7/1/40 (f)(g)	4,390,000	2,809,600
Series WW 5.50%, due 7/1/21 (f)(g)	245,000	157,106
Series WW 5.50%, due 7/1/38 (f)(g)	255,000	163,519
Series A 7.00%, due 7/1/40 (f)(g)	140,000	90,650
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	1,490,000	1,390,438
Insured: AMBAC (zero coupon), due 7/1/27	200,000	125,660
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,070,000	1,049,167
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	650,098
Insured: NATL-RE 5.00%, due 7/1/22	345,000	345,811
Insured: AGC 5.00%, due 7/1/23	2,870,000	3,014,045
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,667
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,989,488
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	10,078,661
Series CC, Insured: AGM 5.25%, due 7/1/32	4,500,000	5,008,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/33	$7,490,000	$7,941,347
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,051,835
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	1,105,183
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,494,105
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	8,216,514
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,451,732
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,920,063
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	528,356
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/43	12,355,000	3,343,139
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,480,000	1,591,518
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,110,000	13,229,812
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,405,000	8,134,689
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	13,700,016
Series A 8.25%, due 5/1/17 (c)(e)	7,100,000	4,189,000
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,651,288
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	751,298
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,025,960
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,038,834
Series M-3, Insured: NATL-RE 6.00%, due 7/1/23	1,295,000	1,410,216
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	270,065
Insured: AGC 5.25%, due 7/1/33	680,000	710,335

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds (continued)
Series D, Insured: AMBAC 5.45%, due 7/1/31	$305,000	$305,354
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	10,080,000	3,313,397
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	62,035,000	19,374,771
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	17,875,000	5,304,406
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	97,250,000	27,420,610
Series A, Insured: NATL-RE (zero coupon), due 8/1/44	50,045,000	13,408,056
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	166,105,000	42,287,011
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	11,905,000	2,879,820
Series A, Insured: AMBAC (zero coupon), due 8/1/54	5,000,000	727,600
Series C 5.00%, due 8/1/40	1,500,000	1,222,500
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,134,833
Series C 5.00%, due 8/1/46	18,870,000	15,379,050
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,123,640
Series C 5.25%, due 8/1/40	1,795,000	1,462,925
5.25%, due 8/1/57	3,345,000	2,742,900

		490,321,685

Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,386,733
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	497,358
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,133,223
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,070,209
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	785,760
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	470,490
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	160,175

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: AGC (zero coupon), due 9/1/36	$470,000	$197,569
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	750,000	796,867
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,170
Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	94,920,000	10,688,941

		17,252,495

South Carolina 1.7%
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	7,000,000	7,306,880
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/46	5,570,000	5,797,646
Series E 5.00%, due 12/1/48	20,190,000	20,893,420
Series B 5.00%, due 12/1/56	6,055,000	6,295,444
Series E 5.25%, due 12/1/55	7,500,000	7,944,750
Tender Option Bond Trust Receipts, SC Jobs Economic Development Authority, Revenue Bonds Series 2018 1.86%, due 8/1/35 (a)(c)	37,680,000	37,680,000

		85,918,140

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,347,789

Tennessee 1.0%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives, Revenue Bonds Series C 1.82%, due 5/1/39 (a)	10,000,000	10,000,000

	Principal Amount	Value
Tennessee (continued)
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	$6,500,000	$6,790,355
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	11,910,000	12,537,300
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 1.65%, due 6/1/42 (a)	20,000,000	20,000,000

		49,327,655

Texas 4.2%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,128,280
Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Revenue Bonds 1.71%, due 11/1/25 (a)	3,300,000	3,300,000
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	884,840
(zero coupon), due 1/1/33	315,000	175,323
(zero coupon), due 1/1/34	3,275,000	1,728,283
(zero coupon), due 1/1/35	3,700,000	1,848,409
(zero coupon), due 1/1/36	2,000,000	947,540
(zero coupon), due 1/1/39	3,500,000	1,410,045
4.00%, due 1/1/41	6,250,000	6,061,750
5.00%, due 1/1/33	1,225,000	1,298,488
5.00%, due 1/1/42	2,340,000	2,453,513
5.00%, due 1/1/46	12,215,000	13,102,420
6.75%, due 1/1/41	7,500,000	8,198,625
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,214,894
Series C 5.00%, due 8/15/42	10,850,000	11,387,726
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	6,400,000	6,811,200
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,907,500
6.00%, due 8/15/43	3,500,000	3,817,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	$2,500,000	$2,605,100
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,405,837
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	657,696
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds (a)
Subseries C-1 1.70%, due 12/1/24	6,800,000	6,800,000
Subseries C-2 1.70%, due 12/1/27	17,550,000	17,550,000
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,766,580
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	938,835
Series A 5.00%, due 6/1/38	1,960,000	2,041,222
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds (a)
Series A-2 1.70%, due 12/1/41	2,000,000	2,000,000
Series A-1 1.70%, due 12/1/41	1,100,000	1,100,000
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	346,111
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	324,747
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	772,382

	Principal Amount	Value
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	$600,000	$436,788
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	467,614
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	823,544
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	133,488
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	92,413
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	413,165
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	796,078
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	753,854
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	497,331
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	13,718,742
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	508,130
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	577,573
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	204,141
Mission Economic Development Corp., Natgasoline LLC Project, Revenue Bonds 4.625%, due 10/1/31 (b)	10,000,000	9,994,700
Montgomery County Toll Road Authority, Revenue Bonds 5.00%, due 9/15/48	2,500,000	2,639,525
New Hope Cultural Education Facilities Corp., Collegiate Housing Denton Women’s University Dining Project, Revenue Bonds Insured: AGM 4.00%, due 7/1/48	1,000,000	956,400
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,095,970
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds Series A 5.125%, due 8/15/47 (c)	2,085,000	2,043,321

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	$3,550,000	$3,846,496
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds Series A 5.50%, due 7/1/54	1,500,000	1,447,695
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,351,060
Series B 5.00%, due 1/1/46	2,650,000	2,796,624
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,004,802
North Texas Tollway Authority, Revenue Bonds 5.00%, due 1/1/50	1,750,000	1,885,485
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	2,000,000	2,158,080
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,077,620
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,532,070
Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care Systems Project, Revenue Bonds Series C 1.67%, due 11/15/50 (a)	8,400,000	8,400,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,774,890
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (b)	11,700,000	13,364,559

	Principal Amount	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	$3,080,000	$3,280,600
7.50%, due 6/30/33	750,000	806,527
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,280,785
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	400,160
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,093,870

		213,639,281

U.S. Virgin Islands 1.9%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,600,000	15,054,000
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	1,705,000	1,726,313
Series C 5.00%, due 10/1/19	4,590,000	4,670,325
Series B 5.00%, due 10/1/19	7,425,000	7,592,062
Series C 5.00%, due 10/1/22	8,515,000	8,600,150
Series B 5.00%, due 10/1/25	2,715,000	2,728,575
Series A 5.00%, due 10/1/29	655,000	659,913
Series B 5.25%, due 10/1/29	2,820,000	2,834,100
Subseries A 6.00%, due 10/1/39	790,000	793,950
Series A 6.625%, due 10/1/29	3,105,000	3,146,917
Series A 6.75%, due 10/1/19	560,000	571,200
Series A 6.75%, due 10/1/37	10,910,000	11,057,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	$2,000,000	$1,985,000
Series C 5.00%, due 10/1/30	9,270,000	8,991,900
Series A 5.00%, due 10/1/34	2,600,000	2,489,500
Series C 5.00%, due 10/1/39	6,130,000	5,823,500
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	16,740,000	16,865,550
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	1,087,750

		96,677,990

Utah 0.9%
City of Murray UT, Murray City Hospital, IHC Health Services, Inc., Revenue Bonds Series D 1.67%, due 5/15/36 (a)	26,060,000	26,060,000
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	786,590
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
Series A 5.00%, due 10/15/32	5,000,000	5,408,250
Series A 5.00%, due 10/15/37	5,230,000	5,555,463
Series A 5.375%, due 10/15/40	6,260,000	6,867,658

		44,677,961

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	500,000	508,650
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (b)	3,500,000	3,307,780

		3,816,430

	Principal Amount	Value
Virginia 2.3%
Albemarle County Economic Development Authority, Sentara Martha Jefferson Hospital, Revenue Bonds Series B 1.61%, due 10/1/48 (a)	$21,000,000	$21,000,000
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds 5.00%, due 7/1/46	8,450,000	9,060,174
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	2,261,358
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,660,130
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds Series A 4.00%, due 9/1/48	4,890,000	4,453,127
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	2,004,220
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	19,535,000	19,224,589
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (c)	1,945,000	1,981,274
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (b)	10,000,000	10,673,800
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (b)	10,000,000	10,426,800
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds 5.00%, due 12/31/56 (b)	29,200,000	30,491,516
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 1.70%, due 7/1/30 (a)	65,000	65,000

		114,301,988

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Washington 0.6%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	$1,000,000	$1,018,690
Pend Oreille County Public Utility, District No. 1 Box Canyon, Revenue Bonds 5.00%, due 1/1/48	3,335,000	3,438,652
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,951,418
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,199,993
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,151,830
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,052,770
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,273,549
5.50%, due 12/1/33	2,070,000	2,173,044

		32,259,946

West Virginia 0.6%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	3,817,800
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (c)	4,000,000	4,059,920
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A 4.00%, due 1/1/37	5,125,000	4,919,795
Series A 4.00%, due 1/1/38	2,500,000	2,371,300
Series A 4.125%, due 1/1/47	13,650,000	12,651,639

		27,820,454

	Principal Amount	Value
Wisconsin 1.5%
Public Finance Authority Education Revenue, Coral Academy of Science Las Vegas, Revenue Bonds Series A 5.00%, due 7/1/48	$2,000,000	$2,047,600
Public Finance Authority Education Revenue, Guilford College, Revenue Bonds Series A 5.00%, due 1/1/48	11,495,000	11,536,152
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	750,000	752,783
Series A 5.125%, due 6/1/48	1,625,000	1,632,524
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,076,080
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,165,134
Series A 5.00%, due 12/1/45	3,200,000	3,249,440
Series A 5.15%, due 12/1/50	2,250,000	2,291,310
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46 (c)	1,000,000	1,126,500
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	4,000,000	4,151,520
Public Finance Authority, National Gypsum Co., Revenue Bonds (b)
4.00%, due 8/1/35	4,000,000	3,748,320
5.25%, due 4/1/30	10,500,000	10,999,800
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,321,637
5.875%, due 4/1/45	6,650,000	7,006,573
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (b)	10,000,000	10,392,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Whitestone-Retirement Facilities 1st Mortgage, Revenue Bonds 5.00%, due 3/1/52 (c)	$1,800,000	$1,866,456
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)(c)	1,670,000	1,657,892
Public Finance Authority, Wisconsin Educational Facility, Community School of Davidson Project, Revenue Bonds 5.00%, due 10/1/48	2,105,000	2,082,350
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (c)	1,400,000	1,474,200
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	115,342
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,543,572

		75,237,585

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	531,095
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	971,618

		1,502,713

Total Municipal Bonds (Cost $4,979,375,101)		5,113,414,546

	Shares
Closed-End Funds 0.1%
Massachusetts 0.1%
DWS Municipal Income Trust	124,496	1,271,104
MFS Municipal Income Trust	98,613	596,609
Pioneer Municipal High Income Trust	84,969	915,966

		2,783,679

	Shares	Value
Multi-State 0.0%‡
Blackrock Investment Quality Municipal Trust, Inc.	15,896	$206,966
Blackrock Municipal Income Investment Quality Trust	12,190	151,766
Blackrock Munienhanced Fund, Inc.	38,202	370,177
BlackRock MuniHoldings Investment Quality Fund	39,635	469,278
BlackRock MuniYield Investment Quality Fund	13,915	166,006
Blackrock New York Municipal Fund	6,568	80,261

		1,444,454

Total Closed-End Funds (Cost $4,608,996)		4,228,133

Total Investments (Cost $4,983,984,097)	101.5%	5,117,642,679
Other Assets, Less Liabilities	(1.5)	(76,441,353)
Net Assets	100.0%	$5,041,201,326

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(e)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $8,166,010, which represented 0.2% of the Fund’s net assets. (Unaudited)

(f)	Issue in non-accrual status.

(g)	Issue in default.

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2018, the Fund held the following futures contracts[1]:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,216)	December 2018	$(146,243,359)	$(144,020,000)	$2,223,359
United States Treasury Long Bond	(250)	December 2018	(36,119,907)	(34,531,250)	1,588,657

			$(182,363,266)	$(178,551,250)	$3,812,016

1.	As of October 31, 2018, cash in the amount of $1,851,800 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$5,113,414,546	$—	$5,113,414,546
Closed-End Funds	4,228,133	—	—	4,228,133

Total Investments in Securities	4,228,133	5,113,414,546	—	5,117,642,679

Other Financial Instruments
Futures Contracts (b)	3,812,016	—	—	3,812,016

Total Investments in Securities and Other Financial Instruments	$8,040,149	$5,113,414,546	$—	$5,121,454,695

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $4,983,984,097)	$5,117,642,679
Cash	11,808,144
Cash collateral on deposit at broker for futures contracts	1,851,800
Due from custodian	104,851
Receivables:
Interest	57,502,639
Fund shares sold	24,210,035
Variation margin on futures contracts	613,315
Other assets	134,872

Total assets	5,213,868,335

Liabilities
Payables:
Investment securities purchased	153,317,939
Fund shares redeemed	12,187,797
Manager (See Note 3)	2,229,589
NYLIFE Distributors (See Note 3)	647,493
Transfer agent (See Note 3)	414,219
Shareholder communication	74,176
Professional fees	65,847
Trustees	11,455
Custodian	10,554
Accrued expenses	27,838
Dividend payable	3,680,102

Total liabilities	172,667,009

Net assets	$5,041,201,326

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$408,750
Additional paid-in capital	4,904,992,916

4,905,401,666
Total distributable earnings (loss)	135,799,660

Net assets	$5,041,201,326

Class A
Net assets applicable to outstanding shares	$1,616,060,786

Shares of beneficial interest outstanding	131,029,519

Net asset value per share outstanding	$12.33
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.91

Investor Class
Net assets applicable to outstanding shares	$4,383,207

Shares of beneficial interest outstanding	355,843

Net asset value per share outstanding	$12.32
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.90

Class C
Net assets applicable to outstanding shares	$396,091,963

Shares of beneficial interest outstanding	32,193,425

Net asset value and offering price per share outstanding	$12.30

Class I
Net assets applicable to outstanding shares	$3,024,665,370

Shares of beneficial interest outstanding	245,171,034

Net asset value and offering price per share outstanding	$12.34

44	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$186,128,323
Dividends	216,188
Other	10,970

Total income	186,355,481

Expenses
Manager (See Note 3)	21,363,794
Distribution/Service—Class A (See Note 3)	2,658,879
Distribution/Service—Investor Class (See Note 3)	9,354
Distribution/Service—Class C (See Note 3)	3,963,807
Transfer agent (See Note 3)	2,162,955
Professional fees	269,947
Registration	221,487
Shareholder communication	180,569
Trustees	88,462
Custodian	19,457
Miscellaneous	142,285

Total expenses	31,080,996

Net investment income (loss)	155,274,485

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(4,625,805)
Futures transactions	5,583,695

Net realized gain (loss) on investments and futures transactions	957,890

Net change in unrealized appreciation (depreciation) on:
Investments	(17,269,332)
Futures contracts	2,017,864

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,251,468)

Net realized and unrealized gain (loss) on investments and futures transactions	(14,293,578)

Net increase (decrease) in net assets resulting from operations	$140,980,907

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$155,274,485	$119,843,788
Net realized gain (loss) on investments and futures transactions	957,890	(1,255,979)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,251,468)	(31,416,951)

Net increase (decrease) in net assets resulting from operations	140,980,907	87,170,858

Distributions to shareholders(1):
Class A	(40,797,517)
Investor Class	(143,953)
Class C	(12,313,206)
Class I	(102,020,079)

	(155,274,755)

Dividends to shareholders from net investment income:
Class A		(33,110,259)
Investor Class		(177,656)
Class C		(12,501,876)
Class I		(74,054,024)

		(119,843,815)

Distributions to shareholders from net realized gain on investments:
Class A		(416,080)
Investor Class		(2,330)
Class C		(199,226)
Class I		(679,211)

		(1,296,847)

Total dividends and distributions to shareholders	(155,274,755)	(121,140,662)

Capital share transactions:
Net proceeds from sale of shares	2,563,942,104	1,875,349,746
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	115,771,128	91,732,038
Cost of shares redeemed	(999,729,084)	(1,258,578,015)

Increase (decrease) in net assets derived from capital share transactions	1,679,984,148	708,503,769

Net increase (decrease) in net assets	1,665,690,300	674,533,965

	2018	2017
Net Assets
Beginning of year	3,375,511,026	2,700,977,061

End of year(2)	$5,041,201,326	$3,375,511,026

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(92,374) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

46	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.32	$12.52	$12.04	$11.93	$10.90

Net investment income (loss)	0.48	0.49	0.49	0.51	0.52
Net realized and unrealized gain (loss) on investments	0.01	(0.19)	0.51	0.11	1.03

Total from investment operations	0.49	0.30	1.00	0.62	1.55

Less dividends and distributions:
From net investment income	(0.48)	(0.49)	(0.49)	(0.51)	(0.52)
From net realized gain on investments	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.48)	(0.50)	(0.52)	(0.51)	(0.52)

Net asset value at end of year	$12.33	$12.32	$12.52	$12.04	$11.93

Total investment return (a)	4.03%	2.48%	8.43%	5.27%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.84%	3.99%	3.91%	4.21%	4.57%
Net expenses (b)	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement) (b)	0.87%	0.87%	0.87%	0.88%	0.88%
Portfolio turnover rate	32%	34%	41%	31%	67%
Net assets at end of year (in 000’s)	$1,616,061	$882,736	$874,512	$600,590	$468,486

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.30	$12.50	$12.02	$11.91	$10.89

Net investment income (loss)	0.48	0.49	0.49	0.50	0.52
Net realized and unrealized gain (loss) on investments	0.02	(0.19)	0.51	0.11	1.02

Total from investment operations	0.50	0.30	1.00	0.61	1.54

Less dividends and distributions:
From net investment income	(0.48)	(0.49)	(0.49)	(0.50)	(0.52)
From net realized gain on investments	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.48)	(0.50)	(0.52)	(0.50)	(0.52)

Net asset value at end of year	$12.32	$12.30	$12.50	$12.02	$11.91

Total investment return (a)	4.10%	2.45%	8.42%	5.24%	14.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85%	3.98%	3.90%	4.20%	4.60%
Net expenses (b)	0.89%	0.90%	0.90%	0.89%	0.89%
Expenses (before waiver/reimbursement) (b)	0.89%	0.90%	0.90%	0.90%	0.90%
Portfolio turnover rate	32%	34%	41%	31%	67%
Net assets at end of year (in 000’s)	$4,383	$3,483	$4,249	$3,216	$2,305

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.29	$12.49	$12.01	$11.90	$10.87

Net investment income (loss)	0.39	0.39	0.39	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.01	(0.19)	0.51	0.11	1.03

Total from investment operations	0.40	0.20	0.90	0.52	1.47

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.39)	(0.41)	(0.44)
From net realized gain on investments	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.39)	(0.40)	(0.42)	(0.41)	(0.44)

Net asset value at end of year	$12.30	$12.29	$12.49	$12.01	$11.90

Total investment return (a)	3.24%	1.69%	7.61%	4.46%	13.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11%	3.22%	3.14%	3.44%	3.79%
Net expenses (b)	1.63%	1.65%	1.65%	1.64%	1.64%
Expenses (before waiver/reimbursement) (b)	1.63%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate	32%	34%	41%	31%	67%
Net assets at end of year (in 000’s)	$396,092	$395,042	$401,279	$296,930	$254,392

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.32	$12.52	$12.04	$11.93	$10.90

Net investment income (loss)	0.51	0.52	0.52	0.54	0.55
Net realized and unrealized gain (loss) on investments	0.02	(0.19)	0.51	0.11	1.03

Total from investment operations	0.53	0.33	1.03	0.65	1.58

Less dividends and distributions:
From net investment income	(0.51)	(0.52)	(0.52)	(0.54)	(0.55)
From net realized gain on investments	—	(0.01)	(0.03)	—	—

Total dividends and distributions	(0.51)	(0.53)	(0.55)	(0.54)	(0.55)

Net asset value at end of year	$12.34	$12.32	$12.52	$12.04	$11.93

Total investment return (a)	4.38%	2.74%	8.70%	5.53%	14.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09%	4.21%	4.16%	4.47%	4.75%
Net expenses (b)	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement) (b)	0.62%	0.62%	0.62%	0.63%	0.63%
Portfolio turnover rate	32%	34%	41%	31%	67%
Net assets at end of year (in 000’s)	$3,024,665	$2,094,251	$1,420,936	$919,245	$834,406

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (formerly known as MainStay High Yield Municipal Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

49

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

50	MainStay MacKay High Yield Municipal Bond Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security

51

Notes to Financial Statements (continued)

or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2018, 55.0% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s

52	MainStay MacKay High Yield Municipal Bond Fund

derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$3,812,016	$3,812,016

Total Fair Value		$3,812,016	$3,812,016

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$5,583,695	$5,583,695

Total Realized Gain (Loss)		$5,583,695	$5,583,695

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,017,864	$2,017,864

Total Change in Unrealized Appreciation (Depreciation)		$2,017,864	$2,017,864

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(170,072,877)	$(170,072,877)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54%.

Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $21,363,794.

53

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $109,422 and $5,951, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $111,809, $7 and $30,384, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$563,448
Investor Class	2,612
Class C	277,021
Class I	1,319,874

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$4,984,599,426	$200,878,562	$(67,835,309)	$133,043,253

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$7,413,655	$2,431,150	$(7,088,397)	$133,043,252	$135,799,660

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The Fund utilized $553,504 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$5,870,588	$4,912,127
Exempt Interest Dividends	149,404,167	114,932,601
Long-Term Capital Gain	—	1,295,934
Total	$155,274,755	$121,140,662

54	MainStay MacKay High Yield Municipal Bond Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $3,017,830 and $1,270,108, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	79,119,523	$983,198,322
Shares issued to shareholders in reinvestment of dividends and distributions	2,834,414	35,241,372
Shares redeemed	(22,644,792)	(281,291,390)

Net increase (decrease) in shares outstanding before conversion	59,309,145	737,148,304
Shares converted into Class A (See Note 1)	98,865	1,230,557
Shares converted from Class A (See Note 1)	(22,611)	(280,137)

Net increase (decrease)	59,385,399	$738,098,724

Year ended October 31, 2017:
Shares sold	32,181,160	$392,471,018
Shares issued to shareholders in reinvestment of dividends and distributions	2,250,689	27,505,035
Shares redeemed	(27,591,050)	(335,364,037)

Net increase (decrease) in shares outstanding before conversion	6,840,799	84,612,016
Shares converted into Class A (See Note 1)	238,958	2,952,054
Shares converted from Class A (See Note 1)	(5,295,711)	(63,491,461)

Net increase (decrease)	1,784,046	$24,072,609

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	193,156	$2,399,672
Shares issued to shareholders in reinvestment of dividends and distributions	11,240	139,524
Shares redeemed	(57,069)	(708,577)

Net increase (decrease) in shares outstanding before conversion	147,327	1,830,619
Shares converted into Investor Class (See Note 1)	6,983	86,771
Shares converted from Investor Class (See Note 1)	(81,523)	(1,011,991)

Net increase (decrease)	72,787	$905,399

Year ended October 31, 2017:
Shares sold	188,852	$2,305,466
Shares issued to shareholders in reinvestment of dividends and distributions	13,999	170,803
Shares redeemed	(59,747)	(728,594)

Net increase (decrease) in shares outstanding before conversion	143,104	1,747,675
Shares converted into Investor Class (See Note 1)	39,330	482,185
Shares converted from Investor Class (See Note 1)	(239,306)	(2,952,054)

Net increase (decrease)	(56,872)	$(722,194)

55

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,325,158	$66,108,539
Shares issued to shareholders in reinvestment of dividends and distributions	746,431	9,249,781
Shares redeemed	(6,000,632)	(74,316,031)

Net increase (decrease) in shares outstanding before conversion	70,957	1,042,289
Shares converted from Class C (See Note 1)	(17,513)	(218,566)

Net increase (decrease)	53,444	$823,723

Year ended October 31, 2017:
Shares sold	6,944,915	$84,528,800
Shares issued to shareholders in reinvestment of dividends and distributions	763,554	9,303,674
Shares redeemed	(7,702,992)	(93,485,276)

Net increase (decrease)	5,477	$347,198

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	121,382,729	$1,512,235,571
Shares issued to shareholders in reinvestment of dividends and distributions	5,719,080	71,140,451
Shares redeemed	(51,871,820)	(643,413,086)

Net increase (decrease) in shares outstanding before conversion	75,229,989	939,962,936
Shares converted into Class I (See Note 1)	15,615	193,366

Net increase (decrease)	75,245,604	$940,156,302

Year ended October 31, 2017:
Shares sold	114,864,176	$1,396,044,462
Shares issued to shareholders in reinvestment of dividends and distributions	4,466,797	54,752,526
Shares redeemed	(68,143,992)	(829,000,108)

Net increase (decrease) in shares outstanding before conversion	51,186,981	621,796,880
Shares converted into Class I (See Note 1)	5,256,313	63,009,276

Net increase (decrease)	56,443,294	$684,806,156

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

56	MainStay MacKay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Mackay High Yield Municipal Bond Fund (formerly, MainStay High Yield Municipal Bond Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

57

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 96.2% of the ordinary income dividends paid during its fiscal year ended October 31, 2018 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

58	MainStay MacKay High Yield Municipal Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

59

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

60	MainStay MacKay High Yield Municipal Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

61

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

62	MainStay MacKay High Yield Municipal Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716278 MS293-18	MSMHY11-12/18 (NYLIM) NL243

MainStay Epoch International Choice Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	–11.95 –6.82%	–0.39 0.75%	5.39 5.99%	1.23 1.23%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	–12.12 –7.00	–0.54 0.59	5.21 5.81	1.39 1.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	–8.88 –7.96	–0.22 –0.22	4.99 4.99	2.14 2.14
Class I Shares	No Sales Charge		12/31/1997	–6.62	1.02	6.31	0.99
Class R1 Shares	No Sales Charge		9/1/2006	–6.72	0.91	6.19	1.12
Class R2 Shares	No Sales Charge		9/1/2006	–6.92	0.66	5.89	1.34
Class R3 Shares	No Sales Charge		9/1/2006	–7.15	0.40	5.61	1.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[3]	–6.85%	2.02%	6.89%
Morningstar Foreign Large Blend Category Average[4]	–8.26	1.62	6.50

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$926.20	$5.63	$1,019.36	$5.90	1.16%

Investor Class Shares	$1,000.00	$925.50	$6.70	$1,018.25	$7.02	1.38%

Class C Shares	$1,000.00	$921.80	$10.32	$1,014.47	$10.82	2.13%

Class I Shares	$1,000.00	$927.50	$4.37	$1,020.67	$4.58	0.90%

Class R1 Shares	$1,000.00	$927.10	$4.91	$1,020.11	$5.14	1.01%

Class R2 Shares	$1,000.00	$925.80	$6.12	$1,018.85	$6.41	1.26%

Class R3 Shares	$1,000.00	$924.80	$7.33	$1,017.59	$7.68	1.51%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

Japan	18.9%
Switzerland	18.3
Germany	13.9
France	11.8
Netherlands	9.2
United Kingdom	7.9
Republic of Korea	4.3
United States	3.5

Denmark	3.2%
Spain	3.0
Australia	2.6
Sweden	1.6
Portugal	1.3
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Novartis A.G., Registered

2.	SAP S.E.

3.	Sony Corp.

4.	Samsung Electronics Co., Ltd., GDR

5.	LafargeHolcim, Ltd., Registered
6.	Nestle S.A., Registered

7.	Subaru Corp.

8.	Nippon Telegraph & Telephone Corp.

9.	Lloyds Banking Group PLC

10.	Pernod Ricard S.A.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch International Choice Fund returned –6.62%, outperforming the –6.85% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares outperformed the –8.26% return of the Morningstar Foreign Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed MSCI EAFE® Index because of positive stock selection. The Fund’s allocations had a broadly neutral effect on relative performance. During the reporting period, stock selection in the consumer discretionary, consumer staples and materials sectors contributed positively to the Fund’s performance relative to the MSCI EAFE® Index. (Contributions take weightings and total returns into account.) Over the same period, stock selection in the information technology, real estate and financials sectors detracted from the Fund’s relative performance.

Were there any changes to the Fund during the reporting period?

Effective May 31, 2018, Glen Petraglia was added as a portfolio manager of the Fund and J. Christian Kirtley was removed as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated May 31, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer discretionary sector was the strongest positive contributor to the Fund’s performance relative to the MSCI EAFE® Index. The consumer staples and materials sectors also provided positive contributions relative to the primary benchmark. During the reporting period, information technology was the Fund’s only notably weak sector in terms of relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, LivaNova and Novartis provided the largest positive contributions to the Fund’s absolute performance. LivaNova is a global medical device company focused on cardiac surgery, neuromodulation and cardiac rhythm management. The company’s shares performed strongly after Medicare announced that it was reconsidering coverage of the company’s vagus nerve stimulation therapy for patients with treatment resistant depression. We exited the Fund’s position as the shares approached our target price to reallocate capital to stocks that we believed had an attractive risk-reward profile.

Novartis, a Switzerland-based health care company, performed well along with the broader industry. Investors welcomed the steady execution of the new CEO and continued progress in restructuring the company’s business portfolio. Eye care division Alcon is planning to be spun off through an initial public offering; and after a slow start, heart-failure drug Entresto appears likely to become a successful drug.

The most significant detractors from absolute performance were technology hardware, storage & peripherals company Samsung and pharmaceutical company Bayer.

Samsung continues to execute ahead of its peer group with dominant leadership positions in DRAM, NAND and OLED technologies. The stock has not performed well because of rising concerns about a global trade war and market concerns that memory pricing has peaked. In light of Samsung’s history, we believed that the company has been able to lower costs faster than industry price declines, resulting in both revenue and margin gains.

The Fund purchased a new position in Bayer after the stock was negatively affected by news of an adverse verdict in a product liability trial regarding the company’s weed-killing product, Roundup. This provided an opportunity to purchase the shares at a price that we believed to be attractive. While the potential liability has continued to weigh on the shares, we believe that the company is well positioned for 2019, with the acquisition of Monsanto enabling Bayer to grow free cash flow faster than it could as a standalone company.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases during the reporting period included Japanese consumer discretionary companies Sony (household durables) and Subaru (automobiles).

The Fund initiated a position in global entertainment and technology company Sony as the benefits of its multiyear restructuring efforts began to materialize. We believe that the new CEO, Ken Yoshida, is strongly focused on creating shareholder value and will be able to deliver revenue growth, margin improvement, free cash flow growth and effective capital

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

allocation. We also believe that the improved predictability and sustainability of Sony’s free cash flow generation after the restructuring is underappreciated by investors.

Subaru offers high-quality, affordable passenger automobiles with best-in-class safety ratings and features. We believe that the company is well positioned in the key U.S. market, where strong underlying demand for the company’s models reduces the need to match competitors’ more aggressive incentives. Subaru is growing market share from a low base and is expected to introduce new models in the United States during the current fiscal year. We believe that free cash flow will follow an upward trajectory and will be returned to shareholders through dividends and opportunistic share repurchases.

The largest positions that the Fund exited during the reporting period were Internet software & services company Baidu, real estate management company Mitsubishi Estate and industrial conglomerate CK Hutchison. We exited Baidu after a period of strong performance because the company could face increased competition from Google, which might reenter the Chinese mobile search market sometime in the future.

Mitsubishi Estate is one of the largest real estate developers in Japan, involved in property management and architecture research and design. We reduced the size of the Fund’s position in the company in the second quarter of 2018, and by the end of the reporting period, we had completely exited this lower-conviction holding. While we believed that the long-term redevelopment story was attractive, we also believed there were few near-term catalysts. We were also concerned that increasing office supply in the Tokyo area could push vacancies above their current low levels and put pressure on the 5% to

10% rental increases we have seen in the past few years. In addition, management believes that the condo/residential business could face a more challenging environment over the next few years.

Against the backdrop of a U.S.-China trade war, the Fund sold its position in Hong Kong–listed conglomerate CK Hutchinson to reallocate capital to stocks that in our opinion had an attractive risk-reward profile.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant allocation change during the reporting period was an increase in the consumer discretionary sector from an underweight position relative to the MSCI EAFE® Index to an overweight position. The Fund’s health care position was also increased. Over the same period, the Fund reduced its position in financials, increasing the degree to which it was underweight relative to the benchmark. The Fund also decreased the degree to which it was overweight relative to the MSCI EAFE® Index in the information technology sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s most significantly overweight positions relative to the MSCI EAFE® Index were in the consumer discretionary, materials and information technology sectors. As of the same date, the Fund’s most significantly underweight position was in the financials sector. As of October 31, 2018, the Fund had no exposure to the real estate or utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 96.0%†
Australia 2.6%
Amcor, Ltd. (Containers & Packaging)	1,478,362	$13,923,799

Denmark 3.2%
ISS A/S (Commercial Services & Supplies)	520,370	17,111,561

France 11.8%
Danone S.A. (Food Products)	182,544	12,938,949
Pernod Ricard S.A. (Beverages)	129,590	19,785,965
Safran S.A. (Aerospace & Defense)	89,769	11,596,249
TOTAL S.A. (Oil, Gas & Consumable Fuels)	326,442	19,211,932

		63,533,095

Germany 13.9%
Bayer A.G., Registered (Pharmaceuticals)	247,199	18,977,724
Fresenius S.E. & Co. KGaA (Health Care Providers & Services)	222,959	14,212,647
Merck KGaA (Pharmaceuticals)	67,922	7,279,294
SAP S.E. (Software)	227,494	24,391,152
Siemens A.G., Registered (Industrial Conglomerates)	85,891	9,895,776

		74,756,593

Japan 18.9%
Bridgestone Corp. (Auto Components)	483,500	18,695,533
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	509,590	21,452,143
SMC Corp. (Machinery)	49,800	15,954,890
Sony Corp. (Household Durables)	441,900	24,046,315
Subaru Corp. (Automobiles)	793,100	21,459,071

		101,607,952

Netherlands 9.2%
Akzo Nobel N.V. (Chemicals)	202,973	17,076,782
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	36,182	6,184,936
Koninklijke DSM N.V. (Chemicals)	115,978	10,164,832
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	503,650	16,097,358

		49,523,908

Portugal 1.3%
NOS SGPS S.A. (Media)	1,296,680	7,284,678

Republic of Korea 4.3%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals) (a)	2,039	1,902,387
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	23,063	21,517,779

		23,420,166

	Shares	Value
Spain 3.0%
Industria de Diseno Textil S.A. (Specialty Retail) (b)	581,932	$16,431,998

Sweden 1.6%
Svenska Handelsbanken A.B., Class A (Banks)	785,242	8,541,330

Switzerland 18.3%
ABB, Ltd., Registered (Electrical Equipment)	798,476	16,093,991
Julius Baer Group, Ltd. (Capital Markets) (c)	226,227	10,341,549
LafargeHolcim, Ltd., Registered (Construction Materials) (c)	505,311	23,405,409
Nestle S.A., Registered (Food Products)	272,900	23,064,338
Novartis A.G., Registered (Pharmaceuticals)	292,100	25,591,922

		98,497,209

United Kingdom 7.9%
Dignity PLC (Diversified Consumer Services)	508,552	6,490,563
Lloyds Banking Group PLC (Banks)	27,527,255	20,133,055
Royal Bank of Scotland Group PLC (Banks)	5,249,236	15,861,435

		42,485,053

Total Common Stocks (Cost $462,040,662)		517,117,342

Short-Term Investment 3.5%
Affiliated Investment Company 3.5%
United States 3.5%
MainStay U.S. Government Liquidity Fund 2.075% (d)	19,007,665	19,007,665

Total Short-Term Investment (Cost $19,007,665)		19,007,665

Total Investments (Cost $481,048,327)	99.5%	536,125,007
Other Assets, Less Liabilities	0.5	2,554,942
Net Assets	100.0%	$538,679,949

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $4,882,983 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $5,175,600 (See Note 2(J)).

(c)	Non-income producing security.

(d)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$517,117,342	$—	$—	$517,117,342
Short-Term Investment
Affiliated Investment Company	19,007,665	—	—	19,007,665

Total Investments in Securities	$536,125,007	$—	$—	$536,125,007

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of MainStay Epoch International Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$11,596,249	2.2%
Auto Components	18,695,533	3.5
Automobiles	21,459,071	4.0
Banks	44,535,820	8.3
Beverages	19,785,965	3.7
Capital Markets	10,341,549	1.9
Chemicals	27,241,614	5.1
Commercial Services & Supplies	17,111,561	3.2
Construction Materials	23,405,409	4.3
Containers & Packaging	13,923,799	2.6
Diversified Consumer Services	6,490,563	1.2
Diversified Telecommunication Services	21,452,143	4.0
Electrical Equipment	16,093,991	3.0
Food Products	36,003,287	6.7
Health Care Providers & Services	14,212,647	2.6
Household Durables	24,046,315	4.5
Industrial Conglomerates	9,895,776	1.8
Machinery	15,954,890	3.0
Media	7,284,678	1.3
Money Market Fund	19,007,665	3.5
Oil, Gas & Consumable Fuels	35,309,290	6.6
Pharmaceuticals	51,848,940	9.6
Semiconductors & Semiconductor Equipment	6,184,936	1.1
Software	24,391,152	4.5
Specialty Retail	16,431,998	3.0
Technology Hardware, Storage & Peripherals	23,420,166	4.3

	536,125,007	99.5
Other Assets, Less Liabilities	2,554,942	0.5

Net Assets	$538,679,949	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $462,040,662) including securities on loan of $4,882,983	$517,117,342
Investment in affiliated investment companies, at value (identified cost $19,007,665)	19,007,665
Receivables:
Dividends	3,473,620
Fund shares sold	35,199
Securities lending income	299
Other assets	36,146

Total assets	539,670,271

Liabilities
Payables:
Fund shares redeemed	449,534
Manager (See Note 3)	376,649
Transfer agent (See Note 3)	58,233
Custodian	36,058
Shareholder communication	34,966
NYLIFE Distributors (See Note 3)	20,257
Professional fees	11,729
Trustees	1,423
Accrued expenses	1,473

Total liabilities	990,322

Net assets	$538,679,949

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,138
Additional paid-in capital	633,065,926

633,082,064
Total distributable earnings (loss)	(94,402,115)

Net assets	$538,679,949

Class A
Net assets applicable to outstanding shares	$23,409,115

Shares of beneficial interest outstanding	701,455

Net asset value per share outstanding	$33.37
Maximum sales charge (5.50% of offering price)	1.94

Maximum offering price per share outstanding	$35.31

Investor Class
Net assets applicable to outstanding shares	$5,900,668

Shares of beneficial interest outstanding	177,214

Net asset value per share outstanding	$33.30
Maximum sales charge (5.50% of offering price)	1.94

Maximum offering price per share outstanding	$35.24

Class C
Net assets applicable to outstanding shares	$9,353,657

Shares of beneficial interest outstanding	287,411

Net asset value and offering price per share outstanding	$32.54

Class I
Net assets applicable to outstanding shares	$479,523,298

Shares of beneficial interest outstanding	14,355,522

Net asset value and offering price per share outstanding	$33.40

Class R1
Net assets applicable to outstanding shares	$228,508

Shares of beneficial interest outstanding	6,861

Net asset value and offering price per share outstanding (a)	$33.30

Class R2
Net assets applicable to outstanding shares	$14,655,723

Shares of beneficial interest outstanding	439,680

Net asset value and offering price per share outstanding	$33.33

Class R3
Net assets applicable to outstanding shares	$5,608,980

Shares of beneficial interest outstanding	169,471

Net asset value and offering price per share outstanding	$33.10

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$14,724,580
Securities lending	198,541
Interest	121,568
Dividends—Affiliated	115,055
Other	63,764

Total income	15,223,508

Expenses
Manager (See Note 3)	4,691,215
Transfer agent (See Note 3)	419,294
Distribution/Service—Class A (See Note 3)	72,355
Distribution/Service—Investor Class (See Note 3)	16,520
Distribution/Service—Class C (See Note 3)	107,422
Distribution/Service—Class R2 (See Note 3)	48,638
Distribution/Service—Class R3 (See Note 3)	34,308
Registration	91,401
Professional fees	90,346
Custodian	82,073
Shareholder communication	33,952
Shareholder service (See Note 3)	26,611
Trustees	13,196
Interest expense (See Note 6)	5,251
Miscellaneous	44,227

Total expenses before waiver/reimbursement	5,776,809
Expense waiver/reimbursement from Manager (See Note 3)	(436)

Net expenses	5,776,373

Net investment income (loss)	9,447,135

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	46,129,000
Foreign currency transactions	(189,918)

Net realized gain (loss) on investments and foreign currency transactions	45,939,082

Net change in unrealized appreciation (depreciation) on:
Investments	(93,776,792)
Translation of other assets and liabilities in foreign currencies	(49,455)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,826,247)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(47,887,165)

Net increase (decrease) in net assets resulting from operations	$(38,440,030)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,933,272.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,447,135	$8,059,073
Net realized gain (loss) on investments and foreign currency transactions	45,939,082	27,984,334
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,826,247)	103,598,491

Net increase (decrease) in net assets resulting from operations	(38,440,030)	139,641,898

Distributions to shareholders(1):
Class A	(357,337)
Investor Class	(60,635)
Class C	(17,932)
Class I	(7,300,888)
Class R1	(2,850)
Class R2	(221,536)
Class R3	(51,125)

	(8,012,303)

Dividends to shareholders from net investment income:
Class A		(1,064,917)
Investor Class		(236,920)
Class C		(254,908)
Class I		(25,472,383)
Class R1		(58,433)
Class R2		(1,018,843)
Class R3		(237,056)

		(28,343,460)

Total dividends and distributions to shareholders	(8,012,303)	(28,343,460)

Capital share transactions:
Net proceeds from sale of shares	111,165,323	107,351,140
Net asset value of shares issued to shareholders in reinvestment of dividends	7,909,352	27,795,813
Cost of shares redeemed	(166,218,594)	(468,447,343)

Increase (decrease) in net assets derived from capital share transactions	(47,143,919)	(333,300,390)

Net increase (decrease) in net assets	(93,596,252)	(222,001,952)

	2018	2017
Net Assets
Beginning of year	632,276,201	854,278,153

End of year(2)	$538,679,949	$632,276,201

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $7,941,847 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018		2017	2016		2015	2014
Net asset value at beginning of year	$36.20		$30.39	$32.22		$34.61	$35.20

Net investment income (loss) (a)	0.50		0.34	0.40		0.44	1.25
Net realized and unrealized gain (loss) on investments	(2.93)		6.41	(1.83)		(1.91)	(1.55)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.44)		6.75	(1.44)		(1.49)	(0.31)

Less dividends:
From net investment income	(0.39)		(0.94)	(0.39)		(0.90)	(0.28)

Net asset value at end of year	$33.37		$36.20	$30.39		$32.22	$34.61

Total investment return (b)	(6.82%)		22.95%	(4.49%)		(4.29%)	(0.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%		1.05%	1.32%		1.28%	3.49%
Net expenses (c)	1.18	% (d)	1.23%	1.24	% (d)	1.22%	1.21%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$23,409		$33,997	$36,584		$56,710	$95,712

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2018		2017	2016		2015	2014
Net asset value at beginning of year	$36.13		$30.36	$32.19		$34.58	$35.16

Net investment income (loss) (a)	0.45		0.30	0.37		0.37	0.95
Net realized and unrealized gain (loss) on investments	(2.95)		6.39	(1.84)		(1.89)	(1.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.51)		6.69	(1.48)		(1.54)	(0.35)

Less dividends:
From net investment income	(0.32)		(0.92)	(0.35)		(0.85)	(0.23)

Net asset value at end of year	$33.30		$36.13	$30.36		$32.19	$34.58

Total investment return (b)	(7.00%)		22.74%	(4.63%)		(4.44%)	(1.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%		0.92%	1.24%		1.10%	2.68%
Net expenses (c)	1.38	% (d)	1.39%	1.39	% (d)	1.36%	1.35%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$5,901		$6,757	$7,802		$9,151	$9,326

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018		2017	2016		2015	2014
Net asset value at beginning of year	$35.41		$29.74	$31.52		$33.84	$34.44

Net investment income (loss) (a)	0.19		0.04	0.14		0.12	0.68
Net realized and unrealized gain (loss) on investments	(2.99)		6.30	(1.81)		(1.84)	(1.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.81)		6.34	(1.68)		(1.74)	(0.60)

Less dividends:
From net investment income	(0.06)		(0.67)	(0.10)		(0.58)	(0.00)‡

Net asset value at end of year	$32.54		$35.41	$29.74		$31.52	$33.84

Total investment return (b)	(7.96%)		21.82%	(5.35%)		(5.14%)	(1.74%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%		0.13%	0.47%		0.36%	1.95%
Net expenses (c)	2.13	% (d)	2.14%	2.14	% (d)	2.11%	2.10%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$9,354		$11,625	$12,156		$15,995	$16,522

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class I	2018		2017	2016		2015	2014
Net asset value at beginning of year	$36.25		$30.46	$32.30		$34.79	$35.37

Net investment income (loss) (a)	0.60		0.39	0.54		0.52	1.02
Net realized and unrealized gain (loss) on investments	(2.95)		6.45	(1.88)		(1.91)	(1.23)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.36)		6.84	(1.35)		(1.41)	(0.22)

Less dividends:
From net investment income	(0.49)		(1.05)	(0.49)		(1.08)	(0.36)

Net asset value at end of year	$33.40		$36.25	$30.46		$32.30	$34.79

Total investment return (b)	(6.62%)		23.29%	(4.21%)		(4.03%)	(0.61%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%		1.21%	1.81%		1.52%	2.85%
Net expenses (c)	0.93	% (d)	0.95%	0.95	% (d)	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.93	% (d)	0.99%	0.99	% (d)	0.97%	0.96%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$479,523		$549,162	$753,205		$1,777,369	$1,946,807

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2018		2017	2016		2015	2014
Net asset value at beginning of year	$36.18		$30.39	$32.23		$34.71	$35.29

Net investment income (loss) (a)	0.64		0.36	0.49		0.48	0.99
Net realized and unrealized gain (loss) on investments	(3.02)		6.44	(1.86)		(1.89)	(1.23)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.40)		6.80	(1.38)		(1.43)	(0.25)

Less dividends:
From net investment income	(0.48)		(1.01)	(0.46)		(1.05)	(0.33)

Net asset value at end of year	$33.30		$36.18	$30.39		$32.23	$34.71

Total investment return (b)	(6.72%)		23.16%	(4.33%)		(4.11%)	(0.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%		1.14%	1.62%		1.42%	2.77%
Net expenses (c)	1.03	% (d)	1.05%	1.05	% (d)	1.05%	1.05%
Expenses (before waiver/reimbursement) (c)	1.03	% (d)	1.12%	1.09	% (d)	1.07%	1.06%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$229		$257	$1,330		$2,030	$2,270

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R2	2018		2017	2016		2015	2014
Net asset value at beginning of year	$36.16		$30.37	$32.19		$34.57	$35.14

Net investment income (loss) (a)	0.48		0.31	0.40		0.40	0.97
Net realized and unrealized gain (loss) on investments	(2.95)		6.41	(1.85)		(1.89)	(1.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.48)		6.72	(1.46)		(1.51)	(0.33)

Less dividends:
From net investment income	(0.35)		(0.93)	(0.36)		(0.87)	(0.24)

Net asset value at end of year	$33.33		$36.16	$30.37		$32.19	$34.57

Total investment return (b)	(6.92%)		22.83%	(4.55%)		(4.36%)	(0.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%		0.96%	1.32%		1.16%	2.74%
Net expenses (c)	1.28	% (d)	1.30%	1.30	% (d)	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.28	% (d)	1.34%	1.34	% (d)	1.32%	1.31%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$14,656		$23,119	$34,189		$45,496	$49,209

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2018		2017	2016		2015	2014
Net asset value at beginning of year	$35.90		$30.13	$31.94		$34.29	$34.87

Net investment income (loss) (a)	0.40		0.24	0.31		0.31	0.88
Net realized and unrealized gain (loss) on investments	(2.94)		6.36	(1.84)		(1.87)	(1.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.01)		(0.02)	(0.01)

Total from investment operations	(2.55)		6.60	(1.54)		(1.58)	(0.42)

Less dividends:
From net investment income	(0.25)		(0.83)	(0.27)		(0.77)	(0.16)

Net asset value at end of year	$33.10		$35.90	$30.13		$31.94	$34.29

Total investment return (b)	(7.15%)		22.53%	(4.84%)		(4.60%)	(1.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%		0.74%	1.03%		0.92%	2.49%
Net expenses (c)	1.53	% (d)	1.59%	1.59	% (d)	1.57%	1.56%
Portfolio turnover rate	44%		8%	46%		78%	56%
Net assets at end of year (in 000’s)	$5,609		$7,360	$9,011		$10,445	$10,529

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

20	MainStay Epoch International Choice Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation

21

Notes to Financial Statements (continued)

date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

22	MainStay Epoch International Choice Fund

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $4,882,983 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $5,175,600.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

23

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $4,691,215 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $436.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

24	MainStay Epoch International Choice Fund

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$294
Class R2	19,455
Class R3	6,862

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,064 and $2,548, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $440 and $312, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$19,260
Investor Class	17,894
Class C	29,092
Class I	335,408
Class R1	193
Class R2	12,938
Class R3	4,509

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$148,610	$(129,602)	$—	$—	$19,008	$115	$—	19,008

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$487,084,112	$73,385,644	$(24,344,749)	$49,040,895

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,333,163	$(152,555,473)	$(146,402)	$48,966,597	$(94,402,115)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $152,555,473 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$71,193	$81,363

The Fund utilized $41,258,845 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$8,012,303	$28,343,460

25

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2018, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $34,600,000 at a weighted average interest rate of 2.73% and incurred interest expense in the amount of $5,251. As of October 31, 2018, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $245,892 and $279,248, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	138,394	$4,936,061
Shares issued to shareholders in reinvestment of dividends and distributions	9,589	344,731
Shares redeemed	(396,931)	(14,095,291)

Net increase (decrease) in shares outstanding before conversion	(248,948)	(8,814,499)
Shares converted into Class A (See Note 1)	14,356	516,570
Shares converted from Class A (See Note 1)	(3,138)	(111,960)

Net increase (decrease)	(237,730)	$(8,409,889)

Year ended October 31, 2017:
Shares sold	106,480	$3,462,131
Shares issued to shareholders in reinvestment of dividends and distributions	33,814	993,112
Shares redeemed	(452,365)	(14,500,521)

Net increase (decrease) in shares outstanding before conversion	(312,071)	(10,045,278)
Shares converted into Class A (See Note 1)	68,195	2,360,509
Shares converted from Class A (See Note 1)	(20,733)	(632,730)

Net increase (decrease)	(264,609)	$(8,317,499)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	17,688	$641,018
Shares issued to shareholders in reinvestment of dividends and distributions	1,682	60,459
Shares redeemed	(17,875)	(638,553)

Net increase (decrease) in shares outstanding before conversion	1,495	62,924
Shares converted into Investor Class (See Note 1)	3,084	109,806
Shares converted from Investor Class (See Note 1)	(14,374)	(516,570)

Net increase (decrease)	(9,795)	$(343,840)

Year ended October 31, 2017:
Shares sold	21,343	$700,832
Shares issued to shareholders in reinvestment of dividends and distributions	8,034	235,882
Shares redeemed	(33,152)	(1,057,414)

Net increase (decrease) in shares outstanding before conversion	(3,775)	(120,700)
Shares converted into Investor Class (See Note 1)	2,079	65,777
Shares converted from Investor Class (See Note 1)	(68,275)	(2,360,509)

Net increase (decrease)	(69,971)	$(2,415,432)

26	MainStay Epoch International Choice Fund

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	15,264	$543,576
Shares issued to shareholders in reinvestment of dividends and distributions	483	17,109
Shares redeemed	(56,643)	(1,993,272)

Net increase (decrease)	(40,896)	$(1,432,587)

Year ended October 31, 2017:
Shares sold	16,122	$508,288
Shares issued to shareholders in reinvestment of dividends and distributions	8,088	234,219
Shares redeemed	(104,684)	(3,221,358)

Net increase (decrease)	(80,474)	$(2,478,851)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,817,284	$100,170,792
Shares issued to shareholders in reinvestment of dividends and distributions	201,768	7,247,523
Shares redeemed	(3,813,866)	(135,930,795)

Net increase (decrease) in shares outstanding before conversion	(794,814)	(28,512,480)
Shares converted into Class I (See Note 1)	59	2,154

Net increase (decrease)	(794,755)	$(28,510,326)

Year ended October 31, 2017:
Shares sold	2,873,821	$93,526,301
Shares issued to shareholders in reinvestment of dividends and distributions	861,027	25,262,537
Shares redeemed	(13,331,719)	(419,928,474)

Net increase (decrease) in shares outstanding before conversion	(9,596,871)	(301,139,636)
Shares converted into Class I (See Note 1)	18,662	566,953

Net increase (decrease)	(9,578,209)	$(300,572,683)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,424	$195,740
Shares issued to shareholders in reinvestment of dividends and distributions	72	2,568
Shares redeemed	(5,747)	(204,242)

Net increase (decrease)	(251)	$(5,934)

Year ended October 31, 2017:
Shares sold	18,959	$572,242
Shares issued to shareholders in reinvestment of dividends and distributions	1,926	56,458
Shares redeemed	(57,542)	(1,825,940)

Net increase (decrease)	(36,657)	$(1,197,240)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	91,604	$3,287,226
Shares issued to shareholders in reinvestment of dividends and distributions	5,454	196,089
Shares redeemed	(296,705)	(10,679,482)

Net increase (decrease)	(199,647)	$(7,196,167)

Year ended October 31, 2017:
Shares sold	203,140	$6,430,514
Shares issued to shareholders in reinvestment of dividends and distributions	27,995	821,941
Shares redeemed	(717,731)	(22,497,318)

Net increase (decrease)	(486,596)	$(15,244,863)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	38,806	$1,390,910
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	40,873
Shares redeemed	(75,502)	(2,676,959)

Net increase (decrease)	(35,553)	$(1,245,176)

Year ended October 31, 2017:
Shares sold	68,313	$2,150,832
Shares issued to shareholders in reinvestment of dividends and distributions	6,562	191,664
Shares redeemed	(168,917)	(5,416,318)

Net increase (decrease)	(94,042)	$(3,073,822)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

28	MainStay Epoch International Choice Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $8,012,303 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

•	the total amount of taxes credited to foreign countries was $1,420,777.

•	the total amount of income sourced from foreign countries was $13,862,764.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch International Choice Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

32	MainStay Epoch International Choice Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1756401 MS293-18	MSEIC11-12/18 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–5.49 0.01%	7.30 8.52%	11.30 11.93%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.76 –0.28	6.98 8.20	10.88 11.51	1.46 1.46
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–5.24 –1.03	7.14 7.39	10.68 10.68	2.21 2.21
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–1.87 –1.03	7.37 7.37	10.66 10.66	2.21 2.21
Class I Shares	No Sales Charge		1/2/1991	0.25	8.80	12.21	0.90
Class R6 Shares	No Sales Charge		2/28/2018	–4.67	N/A	N/A	0.88

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	6.60%	10.81%	13.35%
Morningstar Large Blend Category Average[5]	5.28	9.44	12.14

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$991.90	$5.97	$1,019.21	$6.06	1.19%

Investor Class Shares	$1,000.00	$990.50	$7.17	$1,018.00	$7.27	1.43%

Class B Shares	$1,000.00	$987.00	$10.92	$1,014.22	$11.07	2.18%

Class C Shares	$1,000.00	$987.00	$10.92	$1,014.22	$11.07	2.18%

Class I Shares	$1,000.00	$993.10	$4.67	$1,020.52	$4.74	0.93%

Class R6 Shares	$1,000.00	$993.50	$4.37	$1,020.82	$4.43	0.87%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Health Care Providers & Services	8.6%
Software	8.2
Semiconductors & Semiconductor Equipment	6.3
Technology Hardware, Storage & Peripherals	6.0
Insurance	4.8
Aerospace & Defense	4.2
Oil, Gas & Consumable Fuels	4.2
Chemicals	4.0
Pharmaceuticals	4.0
Banks	3.8
Specialty Retail	3.8
Health Care Equipment & Supplies	3.3
Capital Markets	3.1
Interactive Media & Services	3.0
Hotels, Restaurants & Leisure	2.8
Food & Staples Retailing	2.3
IT Services	2.1
Multiline Retail	2.1
Machinery	1.9

Diversified Financial Services	1.8%
Construction & Engineering	1.6
Construction Materials	1.4
Building Products	1.2
Electrical Equipment	1.2
Household Durables	1.1
Multi-Utilities	1.1
Beverages	1.0
Metals & Mining	1.0
Textiles, Apparel & Luxury Goods	1.0
Air Freight & Logistics	0.9
Consumer Finance	0.9
Containers & Packaging	0.9
Electronic Equipment, Instruments & Components	0.9
Internet & Direct Marketing Retail	0.9
Short-Term Investment	3.8
Other Assets, Less Liabilities	0.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	UnitedHealth Group, Inc.

4.	Alphabet, Inc., Class C

5.	Bank of America Corp.
6.	Boeing Co.

7.	Centene Corp.

8.	Costco Wholesale Corp.

9.	Pfizer, Inc.

10.	Universal Display Corp.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch U.S. All Cap Fund returned 0.25%, underperforming the 6.60% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares underperformed the 5.28% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 3000® Index during the reporting period. Security selection in the health care, industrials and energy sectors contributed positively to the Fund’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) Certain holdings within the consumer discretionary, financials and information technology sectors, among others, detracted from the Fund’s relative performance. The Fund held overweight positions in financials, industrials and materials that also detracted from relative performance.

Were there any changes to the Fund during the reporting period?

Effective April 13, 2018, Justin Howell was added as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated April 13, 2018.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, health care, industrials and real estate provided the strongest positive contributions to relative performance. Over the same period, consumer discretionary, financials and information technology detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Technology hardware, storage & peripherals company Apple and software company Microsoft provided the strongest positive contributions to the Fund’s absolute performance. Apple’s stock continued to appreciate because of higher-than-expected cash flow generation and, in our view, prospects for a significant return of capital to shareholders. The company is in the process of a large share buyback using excess cash. We believe that Apple will continue to grow free cash flow per share at a meaningful rate, and in our opinion, the current valuation is attractive. Microsoft shares continued to perform well because of increasing revenue, profits and cash flow. Microsoft is successfully transitioning to the cloud and is using Office 365 to generate recurring revenue. We believe that the cloud opportunity is vast and that Microsoft is investing appropriately to capture its fair share of this growth. Although the cloud business has depressed near-term profitability, profit margins are improving as the business scales, and we believe that they should normalize in a few years. We believe that these factors could drive strong revenue and free cash flow growth at Microsoft for many years.

The most significant detractors from the Fund’s absolute performance during the reporting period were semiconductor company Applied Materials and electronic equipment, instruments and components company Coherent. Despite reporting third-quarter revenue and profits that exceeded consensus expectations, shares of Applied Materials continued to decline because of market concerns that semiconductor capital equipment spending had peaked in the current cycle. Despite this, we believe that spending on semiconductor equipment remains healthy, and in our opinion, the company’s revenue could grow by double digits in fiscal year 2018. In information technology, shares of Coherent declined. Although the company reported strong results, the stock fell because of concerns about slowing adoption of organic light emitting diode (OLED) phones driven by lower-than-expected sales of the iPhone X. We believe that OLED adoption is likely to continue to increase over time, driving strong free cash flow growth at Coherent.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases during the reporting period included health care equipment & supplies company Boston Scientific and software-as-a service company LogMeIn. Boston Scientific’s business emphasizes cardiovascular products and cardiac rhythm management. The company markets its products in about 120 countries. While the United States is still Boston Scientific’s largest single market, international sales have grown to make up about 45% of total sales. Going forward, we believe that accelerating top-line revenue from new product launches and international expansion could drive free cash flow growth by mid–single digits over the next three years. LogMeIn provides software-as-a-service for collaboration (web conferencing, unified communications and training), access and identity management (remote access and password keeping) and customer service (assistance, rescue and chat). Recent execution issues after a large deal caused the company to miss expectations for billings growth. In the meantime, the company

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

aggressively bought back stock and paid a growing dividend. In our opinion, the company’s revenue growth should continue, which could combine with margin expansion and share repurchases to help provide strong free cash flow per share growth going forward.

During the reporting period, the Fund sold its entire positions in banking company Citizens Financial Group and media company Comcast. Citizens Financial approached its preestablished price target as management executed well on the company’s growth strategy. Management was able to maintain a robust balance sheet while expanding Citizens Financial Group’s interest and fee income through a variety of initiatives. Comcast’s renewed offer to acquire select entertainment, cable and broadcast assets of Twenty-First Century Fox increased the risk of a bidding war between Comcast and The Walt Disney Company. In our opinion, Comcast’s aggressive counter-bid and all-cash offer increased the likelihood that the company could overpay and increase financial leverage, which we believed could lower returns for shareholders in the future. For these reasons, the Fund opted to sell its entire position in Comcast.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in health care, materials and energy. Over the same period, the Fund reduced its sector weightings in financials, information technology and consumer staples.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s most substantially overweight allocations relative to the Russell 3000® Index were in information technology and materials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in consumer staples and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 95.4%†
Aerospace & Defense 4.2%
Boeing Co.	52,829	$18,746,899
Hexcel Corp.	202,399	11,844,389

		30,591,288

Air Freight & Logistics 0.9%
XPO Logistics, Inc. (a)	74,670	6,674,005

Banks 3.8%
Bank of America Corp.	736,071	20,241,953
Bank OZK	259,404	7,097,293

		27,339,246

Beverages 1.0%
Coca-Cola Co.	152,314	7,292,794

Building Products 1.2%
Fortune Brands Home & Security, Inc.	145,796	6,536,035
Johnson Controls International PLC	59,713	1,909,024

		8,445,059

Capital Markets 3.1%
Ameriprise Financial, Inc.	56,831	7,231,177
Morgan Stanley	333,673	15,235,509

		22,466,686

Chemicals 4.0%
DowDuPont, Inc.	238,968	12,885,155
Ecolab, Inc.	59,690	9,141,523
Linde PLC	42,233	6,988,295

		29,014,973

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.	154,274	11,584,435

Construction Materials 1.4%
Martin Marietta Materials, Inc.	60,834	10,419,648

Consumer Finance 0.9%
Discover Financial Services	97,997	6,827,451

Containers & Packaging 0.9%
Berry Global Group, Inc. (a)	146,024	6,369,567

Diversified Financial Services 1.8%
AXA Equitable Holdings, Inc.	627,172	12,725,320

Electrical Equipment 1.2%
AMETEK, Inc.	128,643	8,629,372

	Shares	Value
Electronic Equipment, Instruments & Components 0.9%
Coherent, Inc. (a)	55,144	$6,790,432

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	71,697	16,392,085

Health Care Equipment & Supplies 3.3%
Boston Scientific Corp. (a)	356,314	12,877,188
Danaher Corp.	109,089	10,843,447

		23,720,635

Health Care Providers & Services 8.6%
Centene Corp. (a)	130,130	16,958,542
CVS Health Corp.	127,138	9,203,520
UnitedHealth Group, Inc.	88,893	23,232,185
Universal Health Services, Inc., Class B	104,883	12,749,577

		62,143,824

Hotels, Restaurants & Leisure 2.8%
MGM Resorts International	351,969	9,390,533
Starbucks Corp.	185,590	10,814,329

		20,204,862

Household Durables 1.1%
LGI Homes, Inc. (a)	192,086	8,219,360

Insurance 4.8%
American International Group, Inc.	169,924	7,016,162
Chubb, Ltd.	45,396	5,670,414
Everest Re Group, Ltd.	16,458	3,585,540
MetLife, Inc.	274,897	11,323,008
Willis Towers Watson PLC	49,627	7,104,601

		34,699,725

Interactive Media & Services 3.0%
Alphabet, Inc., Class C (a)	20,111	21,654,921

Internet & Direct Marketing Retail 0.9%
Booking Holdings, Inc. (a)	3,544	6,643,512

IT Services 2.1%
Visa, Inc., Class A	109,089	15,037,919

Machinery 1.9%
Ingersoll-Rand PLC	147,054	14,108,361

Metals & Mining 1.0%
Reliance Steel & Aluminum Co.	87,364	6,894,767

Multi-Utilities 1.1%
WEC Energy Group, Inc.	112,863	7,719,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 2.1%
Dollar General Corp.	139,163	$15,499,975

Oil, Gas & Consumable Fuels 4.2%
Anadarko Petroleum Corp.	190,507	10,134,973
Occidental Petroleum Corp.	207,659	13,927,689
Plains GP Holdings, L.P., Class A	299,482	6,399,930

		30,462,592

Pharmaceuticals 4.0%
Allergan PLC	80,959	12,792,331
Pfizer, Inc.	369,579	15,914,072

		28,706,403

Semiconductors & Semiconductor Equipment 6.3%
Applied Materials, Inc.	362,375	11,914,890
Cypress Semiconductor Corp.	492,962	6,378,928
Marvell Technology Group, Ltd.	673,407	11,050,609
Universal Display Corp.	129,164	15,888,464

		45,232,891

Software 8.2%
LogMeIn, Inc.	89,155	7,678,028
Microsoft Corp.	362,200	38,686,582
PTC, Inc. (a)	155,287	12,797,202

		59,161,812

Specialty Retail 3.8%
CarMax, Inc. (a)	105,984	7,197,373
Home Depot, Inc.	41,726	7,338,769
TJX Cos., Inc.	117,437	12,903,978

		27,440,120

	Shares	Value
Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	199,540	$43,671,324

Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	423,095	7,260,310

Total Common Stocks (Cost $591,526,183)		690,045,503

Short-Term Investment 3.8%
Affiliated Investment Company 3.8%
MainStay U.S. Government Liquidity Fund, 2.075% (b)	27,732,602	27,732,602

Total Short-Term Investment (Cost $27,732,602)		27,732,602

Total Investments (Cost $619,258,785)	99.2%	717,778,105
Other Assets, Less Liabilities	0.8	5,915,891
Net Assets	100.0%	$723,693,996

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$690,045,503	$—	$—	$690,045,503
Short-Term Investment
Affiliated Investment Company	27,732,602	—	—	27,732,602

Total Investments in Securities	$717,778,105	$—	$—	$717,778,105

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $591,526,183)	$690,045,503
Investment in affiliated investment companies, at value (identified cost $27,732,602)	27,732,602
Due from custodian	6,226,384
Receivables:
Investment securities sold	8,704,263
Dividends	198,421
Fund shares sold	110,060
Other assets	28,662

Total assets	733,045,895

Liabilities
Payables:
Investment securities purchased	8,625,459
Manager (See Note 3)	534,122
Fund shares redeemed	105,533
Transfer agent (See Note 3)	31,252
NYLIFE Distributors (See Note 3)	15,268
Professional fees	12,862
Shareholder communication	12,468
Custodian	4,943
Trustees	1,902
Accrued expenses	8,090

Total liabilities	9,351,899

Net assets	$723,693,996

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,569
Additional paid-in capital	571,693,249

571,719,818
Total distributable earnings (loss)	151,974,178

Net assets	$723,693,996

Class A
Net assets applicable to outstanding shares	$33,827,979

Shares of beneficial interest outstanding	1,379,363

Net asset value per share outstanding	$24.52
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$25.95

Investor Class
Net assets applicable to outstanding shares	$9,224,831

Shares of beneficial interest outstanding	384,936

Net asset value per share outstanding	$23.96
Maximum sales charge (5.50% of offering price)	1.39

Maximum offering price per share outstanding	$25.35

Class B
Net assets applicable to outstanding shares	$2,889,297

Shares of beneficial interest outstanding	141,060

Net asset value and offering price per share outstanding	$20.48

Class C
Net assets applicable to outstanding shares	$3,642,496

Shares of beneficial interest outstanding	177,741

Net asset value and offering price per share outstanding	$20.49

Class I
Net assets applicable to outstanding shares	$102,790,848

Shares of beneficial interest outstanding	3,734,751

Net asset value and offering price per share outstanding	$27.52

Class R6
Net assets applicable to outstanding shares	$571,318,545

Shares of beneficial interest outstanding	20,751,575

Net asset value and offering price per share outstanding	$27.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated	$11,322,927
Dividends—Affiliated	113,062
Interest	62,778
Securities lending	3,105
Other	2,505

Total income	11,504,377

Expenses
Manager (See Note 3)	6,415,491
Transfer agent (See Note 3)	192,418
Distribution/Service—Class A (See Note 3)	88,183
Distribution/Service—Investor Class (See Note 3)	25,136
Distribution/Service—Class B (See Note 3)	35,662
Distribution/Service—Class C (See Note 3)	41,687
Registration	86,906
Professional fees	62,149
Trustees	17,011
Shareholder communication	13,206
Custodian	9,215
Miscellaneous	34,779

Total expenses before waiver/reimbursement	7,021,843
Expense waiver/reimbursement from Manager (See Note 3)	(8,183)

Net expenses	7,013,660

Net investment income (loss)	4,490,717

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	72,924,703
Net change in unrealized appreciation (depreciation) on investments	(73,509,968)

Net realized and unrealized gain (loss) on investments	(585,265)

Net increase (decrease) in net assets resulting from operations	$3,905,452

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,490,717	$7,124,571
Net realized gain (loss) on investments	72,924,703	98,051,996
Net change in unrealized appreciation (depreciation) on investments	(73,509,968)	80,733,229

Net increase (decrease) in net assets resulting from operations	3,905,452	185,909,796

Distributions to shareholders(1):
Class A	(4,447,056)
Investor Class	(1,340,957)
Class B	(590,658)
Class C	(648,931)
Class I	(85,266,848)

	(92,294,450)

Dividends to shareholders from net investment income:
Class A		(401,595)
Investor Class		(187,392)
Class B		(37,724)
Class C		(39,031)
Class I		(13,115,332)

		(13,781,074)

Distributions to shareholders from net realized gain on investments:
Class A		(560,034)
Investor Class		(329,585)
Class B		(111,921)
Class C		(114,937)
Class I		(16,181,185)

		(17,297,662)

Total dividends and distributions to shareholders	(92,294,450)	(31,078,736)

Capital share transactions:
Net proceeds from sale of shares	90,744,706	86,484,955
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	92,047,958	30,965,086
Cost of shares redeemed	(149,898,956)	(203,170,405)

Increase (decrease) in net assets derived from capital share transactions	32,893,708	(85,720,364)

Net increase (decrease) in net assets	(55,495,290)	69,110,696

Net Assets
Beginning of year	779,189,286	710,078,590

End of year	$723,693,996	$779,189,286

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$28.13	$23.22	$26.66	$28.35	$26.48

Net investment income (loss) (a)	0.09	0.16	0.37	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.00)‡	5.82	(0.60)	0.87	3.64

Total from investment operations	0.09	5.98	(0.23)	1.07	3.82

Less dividends and distributions:
From net investment income	—	(0.45)	(0.24)	(0.21)	(0.17)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(3.70)	(1.07)	(3.21)	(2.76)	(1.95)

Net asset value at end of year	$24.52	$28.13	$23.22	$26.66	$28.35

Total investment return (b)	0.01%	26.53%	(0.79%)	4.00%	15.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.64%	1.60%	0.76%	0.69%
Net expenses (c)	1.17%	1.15%	1.15%	1.13%	1.13%
Portfolio turnover rate	41%	42%	45%	30%	31%
Net assets at end of year (in 000’s)	$33,828	$33,568	$21,248	$23,644	$20,942

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$27.64	$22.82	$26.24	$27.95	$26.12

Net investment income (loss) (a)	0.02	0.10	0.29	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.00)‡	5.71	(0.58)	0.84	3.59

Total from investment operations	0.02	5.81	(0.29)	0.96	3.68

Less dividends and distributions:
From net investment income	—	(0.37)	(0.16)	(0.12)	(0.07)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(3.70)	(0.99)	(3.13)	(2.67)	(1.85)

Net asset value at end of year	$23.96	$27.64	$22.82	$26.24	$27.95

Total investment return (b)	(0.28%)	26.22%	(1.07%)	3.62%	14.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08%	0.38%	1.28%	0.44%	0.34%
Net expenses (c)	1.43%	1.46%	1.48%	1.45%	1.49%
Expenses (before waiver/reimbursement) (c)	1.48%	1.46%	1.48%	1.45%	1.49%
Portfolio turnover rate	41%	42%	45%	30%	31%
Net assets at end of year (in 000’s)	$9,225	$9,973	$11,846	$12,884	$12,040

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$24.31	$20.18	$23.56	$25.42	$24.02

Net investment income (loss) (a)	(0.14)	(0.09)	0.12	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.01	5.05	(0.53)	0.76	3.27

Total from investment operations	(0.13)	4.96	(0.41)	0.69	3.18

Less dividends and distributions:
From net investment income	—	(0.21)	—	—	—
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(3.70)	(0.83)	(2.97)	(2.55)	(1.78)

Net asset value at end of year	$20.48	$24.31	$20.18	$23.56	$25.42

Total investment return (b)	(1.03%)	25.26%	(1.78%)	2.85%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.39%)	0.58%	(0.30%)	(0.38%)
Net expenses (c)	2.18%	2.21%	2.23%	2.20%	2.24%
Expenses (before waiver/reimbursement) (c)	2.23%	2.21%	2.23%	2.20%	2.24%
Portfolio turnover rate	41%	42%	45%	30%	31%
Net assets at end of year (in 000’s)	$2,889	$3,906	$3,707	$4,777	$5,140

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$24.32	$20.19	$23.59	$25.44	$24.04

Net investment income (loss) (a)	(0.15)	(0.09)	0.12	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.02	5.05	(0.55)	0.78	3.28

Total from investment operations	(0.13)	4.96	(0.43)	0.70	3.18

Less dividends and distributions:
From net investment income	—	(0.21)	—	—	—
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(3.70)	(0.83)	(2.97)	(2.55)	(1.78)

Net asset value at end of year	$20.49	$24.32	$20.19	$23.59	$25.44

Total investment return (b)	(1.03%)	25.24%	(1.86%)	2.88%	14.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67%)	(0.40%)	0.58%	(0.32%)	(0.41%)
Net expenses (c)	2.18%	2.21%	2.23%	2.20%	2.24%
Expenses (before waiver/reimbursement) (c)	2.23%	2.21%	2.23%	2.20%	2.24%
Portfolio turnover rate	41%	42%	45%	30%	31%
Net assets at end of year (in 000’s)	$3,642	$4,218	$3,661	$5,001	$4,347

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$31.11	$25.57	$29.02	$30.62	$28.43

Net investment income (loss) (a)	0.21	0.26	0.47	0.30	0.27
Net realized and unrealized gain (loss) on investments	(0.05)	6.40	(0.65)	0.93	3.92

Total from investment operations	0.16	6.66	(0.18)	1.23	4.19

Less dividends and distributions:
From net investment income	(0.05)	(0.50)	(0.30)	(0.28)	(0.22)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)

Total dividends and distributions	(3.75)	(1.12)	(3.27)	(2.83)	(2.00)

Net asset value at end of year	$27.52	$31.11	$25.57	$29.02	$30.62

Total investment return (b)	0.25%	26.83%	(0.51%)	4.24%	15.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	0.92%	1.86%	1.03%	0.95%
Net expenses (c)	0.90%	0.90%	0.90%	0.88%	0.88%
Portfolio turnover rate	41%	42%	45%	30%	31%
Net assets at end of year (in 000’s)	$102,791	$727,524	$669,617	$649,559	$718,634

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R6	February 28, 2018* through October 31, 2018
Net asset value at beginning of period	$28.88

Net investment income (loss) (a)	0.10
Net realized and unrealized gain (loss) on investments	(1.45)

Total from investment operations	(1.35)

Net asset value at end of period	$27.53

Total investment return (b)	(4.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	0.53%
Net expenses (c)††	0.87%
Expenses (before waiver/reimbursement) (c)††	0.87%
Portfolio turnover rate	41%
Net assets at end of period (in 000’s)	$571,319

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge.

Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

19

Notes to Financial Statements (continued)

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker / dealer quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

20	MainStay Epoch U.S. All Cap Fund

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the

21

Notes to Financial Statements (continued)

repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate was 0.84% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $6,415,491 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $8,183.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

22	MainStay Epoch U.S. All Cap Fund

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,771 and $7,769, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,793, $3, $4,395 and $270, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$17,189
Investor Class	35,984
Class B	12,755
Class C	14,917
Class I	111,573

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$160,270,773	28.1%

(G)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, beginning of year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, end of year	Dividend Income	Other Distributions	Shares end of year
MainStay U.S. Government Liquidity Fund	$—	$117,274	$(89,541)	$—	$—	$27,733	$113	$—	27,733

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$620,015,984	$143,806,014	$(46,043,893)	$97,762,121

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,384,819	$50,827,238	$—	$97,762,121	$151,974,178

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(21,874,880)	$21,874,880

The reclassifications for the Fund are primarily due to equalization.

23

Notes to Financial Statements (continued)

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$7,991,463	$13,781,074
Long-Term Capital Gain	84,302,987	17,297,662
Total	$92,294,450	$31,078,736

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $301,107 and $368,639, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	226,087	$5,928,966
Shares issued to shareholders in reinvestment of dividends and distributions	175,177	4,403,959
Shares redeemed	(286,151)	(7,418,735)

Net increase (decrease) in shares outstanding before conversion	115,113	2,914,190
Shares converted into Class A (See Note 1)	78,660	2,049,705
Shares converted from Class A (See Note 1)	(7,564)	(195,847)

Net increase (decrease)	186,209	$4,768,048

Year ended October 31, 2017:
Shares sold	232,207	$5,942,147
Shares issued to shareholders in reinvestment of dividends and distributions	39,393	944,655
Shares redeemed	(208,664)	(5,374,220)

Net increase (decrease) in shares outstanding before conversion	62,936	1,512,582
Shares converted into Class A (See Note 1)	225,189	6,032,255
Shares converted from Class A (See Note 1)	(9,948)	(255,225)

Net increase (decrease)	278,177	$7,289,612

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	60,488	$1,543,597
Shares issued to shareholders in reinvestment of dividends and distributions	54,430	1,340,073
Shares redeemed	(33,047)	(844,584)

Net increase (decrease) in shares outstanding before conversion	81,871	2,039,086
Shares converted into Investor Class (See Note 1)	17,948	455,831
Shares converted from Investor Class (See Note 1)	(75,702)	(1,930,884)

Net increase (decrease)	24,117	$564,033

Year ended October 31, 2017:
Shares sold	82,029	$2,077,795
Shares issued to shareholders in reinvestment of dividends and distributions	21,888	516,545
Shares redeemed	(56,311)	(1,409,760)

Net increase (decrease) in shares outstanding before conversion	47,606	1,184,580
Shares converted into Investor Class (See Note 1)	21,323	543,250
Shares converted from Investor Class (See Note 1)	(227,305)	(5,986,941)

Net increase (decrease)	(158,376)	$(4,259,111)

24	MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,605	$126,160
Shares issued to shareholders in reinvestment of dividends and distributions	27,708	587,137
Shares redeemed	(35,614)	(777,455)

Net increase (decrease) in shares outstanding before conversion	(2,301)	(64,158)
Shares converted from Class B (See Note 1)	(17,348)	(378,805)

Net increase (decrease)	(19,649)	$(442,963)

Year ended October 31, 2017:
Shares sold	22,897	$493,830
Shares issued to shareholders in reinvestment of dividends and distributions	7,046	147,336
Shares redeemed	(31,141)	(695,520)

Net increase (decrease) in shares outstanding before conversion	(1,198)	(54,354)
Shares converted from Class B (See Note 1)	(21,795)	(490,924)

Net increase (decrease)	(22,993)	$(545,278)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	25,413	$563,536
Shares issued to shareholders in reinvestment of dividends and distributions	29,127	617,478
Shares redeemed	(50,278)	(1,099,690)

Net increase (decrease)	4,262	$81,324

Year ended October 31, 2017:
Shares sold	42,823	$933,851
Shares issued to shareholders in reinvestment of dividends and distributions	6,499	135,956
Shares redeemed	(57,162)	(1,256,757)

Net increase (decrease)	(7,840)	$(186,950)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	719,346	$21,087,256
Shares issued to shareholders in reinvestment of dividends and distributions	3,023,066	85,099,311
Shares redeemed	(3,018,802)	(89,087,710)

Net increase (decrease) in shares outstanding before conversion	723,610	17,098,857
Shares converted from Class I (See Note 1)	(20,374,014)	(585,746,772)

Net increase (decrease)	(19,650,404)	$(568,647,915)

Year ended October 31, 2017:
Shares sold	2,813,391	$77,037,332
Shares issued to shareholders in reinvestment of dividends and distributions	1,104,331	29,220,594
Shares redeemed	(6,728,836)	(194,434,148)

Net increase (decrease) in shares outstanding before conversion	(2,811,114)	(88,176,222)
Shares converted into Class I (See Note 1)	5,551	157,585

Net increase (decrease)	(2,805,563)	$(88,018,637)

Class R6	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	2,121,400	$61,495,191
Shares redeemed	(1,743,732)	(50,670,782)

Net increase (decrease) in shares outstanding before conversion	377,668	10,824,409
Shares converted into Class R6 (See Note 1)	20,373,907	585,746,772

Net increase (decrease)	20,751,575	$596,571,181

(a)	The inception date of the class was February 28, 2018.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. All Cap Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

26	MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $84,302,987 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $7,548,196 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 83.44% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay Epoch U.S. All Cap Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

30	MainStay Epoch U.S. All Cap Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716815 MS293-18	MSEUAC11-12/18 (NYLIM) NL259

MainStay MacKay S&P 500 Index Fund (Formerly known as MainStay S&P 500 Index Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	3.57 6.77%	10.04 10.71%	12.25 12.60%	0.58 0.58%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.38 6.58	9.91 10.58	12.14 12.48	0.76 0.76
Class I Shares	No Sales Charge		1/2/1991	7.05	10.99	12.88	0.33

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
Morningstar Large Blend Category Average[4]	5.28	9.44	12.14

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,031.40	$2.71	$1,022.53	$2.70	0.53%

Investor Class Shares	$1,000.00	$1,030.40	$3.58	$1,021.68	$3.57	0.70%

Class I Shares	$1,000.00	$1,032.70	$1.43	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Banks	6.0%
Software	6.0
Oil, Gas & Consumable Fuels	5.1
Pharmaceuticals	4.9
Technology Hardware, Storage & Peripherals	4.9
IT Services	4.6
Interactive Media & Services	4.6
Semiconductors & Semiconductor Equipment	3.7
Health Care Providers & Services	3.5
Internet & Direct Marketing Retail	3.4
Health Care Equipment & Supplies	3.1
Capital Markets	2.8
Equity Real Estate Investment Trusts	2.7
Aerospace & Defense	2.6
Biotechnology	2.4
Insurance	2.3
Specialty Retail	2.3
Diversified Telecommunication Services	2.1
Entertainment	2.1
Chemicals	1.9
Electric Utilities	1.9
Beverages	1.8
Diversified Financial Services	1.8
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.6
Household Products	1.5
Industrial Conglomerates	1.5
Machinery	1.4
Media	1.3
Communications Equipment	1.1
Food Products	1.1
Tobacco	1.1
Life Sciences Tools & Services	1.0

Multi-Utilities	1.0%
Road & Rail	1.0
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Consumer Finance	0.7
Energy Equipment & Services	0.6
Electrical Equipment	0.5
Multiline Retail	0.5
Airlines	0.4
Automobiles	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Building Products	0.3
Containers & Packaging	0.3
Household Durables	0.3
Professional Services	0.3
Metals & Mining	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Auto Components	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investment	0.7
Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Berkshire Hathaway, Inc., Class B
6.	Johnson & Johnson

7.	JPMorgan Chase & Co.

8.	Facebook, Inc., Class A

9.	Exxon Mobil Corp.

10.	Bank of America Corp.

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor

How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay S&P 500 Index Fund returned 7.05%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the 5.28% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s relative performance will typically lag that of the Index because the Fund incurs operating expenses that the S&P 500® Index does not.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The MainStay MacKay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay S&P 500 Index Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The strongest performing S&P 500® industry groups during the reporting period in terms of total return were independent power & renewable electricity producers, multiline retail, and internet & direct marketing retail. The industry groups with the lowest total returns during the same period were household durables, industrial conglomerates and building products.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The industry groups that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals; software; and internet & direct marketing retail. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance were industrial conglomerates, insurance and biotechnology.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns during the reporting period were Apple, Macy’s and Kohl’s. Conversely, the S&P 500® stocks with the lowest total returns over the same period were Newell Brands, Mohawk Industries and Western Digital.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The strongest contributors to the Fund’s absolute performance during the reporting period were Apple, Microsoft and Amazon.com. During the same period, the S&P 500® stocks making the weakest contributions to the Fund’s absolute performance were General Electric, Facebook and Dow Chemical Company.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 17 additions and 16 deletions in the S&P 500® Index. In terms of Index weight, significant additions to the S&P 500® Index included Twitter and FleetCor Technologies while significant deletions included Time Warner and Monsanto Company.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 99.9%†
Aerospace & Defense 2.6%
Arconic, Inc.	21,463	$436,343
Boeing Co.	26,678	9,466,955
General Dynamics Corp.	13,906	2,399,898
Harris Corp.	5,867	872,482
Huntington Ingalls Industries, Inc.	2,163	472,572
L3 Technologies, Inc.	3,911	741,017
Lockheed Martin Corp.	12,371	3,635,218
Northrop Grumman Corp.	8,695	2,277,655
Raytheon Co.	14,244	2,493,270
Rockwell Collins, Inc.	8,208	1,050,788
Textron, Inc.	12,404	665,227
TransDigm Group, Inc. (a)	2,417	798,214
United Technologies Corp.	37,553	4,664,458

		29,974,097

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	6,918	615,909
Expeditors International of Washington, Inc.	8,704	584,735
FedEx Corp.	12,148	2,676,690
United Parcel Service, Inc., Class B	34,622	3,688,628

		7,565,962

Airlines 0.4%
Alaska Air Group, Inc.	6,149	377,672
American Airlines Group, Inc.	20,465	717,912
Delta Air Lines, Inc.	31,413	1,719,234
Southwest Airlines Co.	25,750	1,264,325
United Continental Holdings, Inc. (a)	11,434	977,721

		5,056,864

Auto Components 0.1%
Aptiv PLC	13,219	1,015,219
BorgWarner, Inc.	10,429	411,007
Goodyear Tire & Rubber Co.	11,834	249,224

		1,675,450

Automobiles 0.4%
Ford Motor Co.	195,477	1,866,805
General Motors Co.	65,517	2,397,267
Harley-Davidson, Inc.	8,317	317,876

		4,581,948

Banks 6.0%
Bank of America Corp.	463,822	12,755,105
BB&T Corp.	38,670	1,901,017
Citigroup, Inc.	125,659	8,225,638
Citizens Financial Group, Inc.	23,765	887,623
Comerica, Inc.	8,558	697,991
Fifth Third Bancorp	33,272	898,011
Huntington Bancshares, Inc.	55,136	790,099
JPMorgan Chase & Co.	167,815	18,295,191
KeyCorp	52,530	953,945

	Shares	Value
Banks (continued)
M&T Bank Corp.	7,179	$1,187,478
People’s United Financial, Inc.	18,644	291,965
PNC Financial Services Group, Inc.	23,183	2,978,784
Regions Financial Corp.	55,049	934,182
SunTrust Banks, Inc.	23,005	1,441,493
SVB Financial Group (a)	2,657	630,320
U.S. Bancorp	76,461	3,996,617
Wells Fargo & Co.	216,431	11,520,622
Zions Bancorp., N.A.	9,707	456,714

		68,842,795

Beverages 1.8%
Brown-Forman Corp., Class B	8,415	389,951
Coca-Cola Co.	191,121	9,150,873
Constellation Brands, Inc., Class A	8,382	1,669,946
Molson Coors Brewing Co., Class B	9,346	598,144
Monster Beverage Corp. (a)	19,864	1,049,812
PepsiCo., Inc.	70,620	7,936,276

		20,795,002

Biotechnology 2.4%
AbbVie, Inc.	75,611	5,886,316
Alexion Pharmaceuticals, Inc. (a)	11,128	1,247,115
Amgen, Inc.	32,320	6,230,973
Biogen, Inc. (a)	10,058	3,060,348
Celgene Corp. (a)	35,120	2,514,592
Gilead Sciences, Inc.	64,729	4,413,223
Incyte Corp. (a)	8,810	571,064
Regeneron Pharmaceuticals, Inc. (a)	3,869	1,312,520
Vertex Pharmaceuticals, Inc. (a)	12,761	2,162,479

		27,398,630

Building Products 0.3%
A.O. Smith Corp.	7,218	328,636
Allegion PLC	4,743	406,617
Fortune Brands Home & Security, Inc.	7,112	318,831
Johnson Controls International PLC	46,183	1,476,470
Masco Corp.	15,353	460,590
Resideo Technologies, Inc. (a)	3	53

		2,991,197

Capital Markets 2.8%
Affiliated Managers Group, Inc.	2,668	303,245
Ameriprise Financial, Inc.	7,084	901,368
Bank of New York Mellon Corp.	45,935	2,174,103
BlackRock, Inc.	6,136	2,524,473
Cboe Global Markets, Inc.	5,584	630,154
Charles Schwab Corp.	60,041	2,776,296
CME Group, Inc.	17,007	3,116,363
E*TRADE Financial Corp.	12,966	640,780
Franklin Resources, Inc.	15,264	465,552
Goldman Sachs Group, Inc.	17,533	3,951,412
Intercontinental Exchange, Inc.	28,633	2,205,886

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Invesco, Ltd.	20,514	$445,359
Moody’s Corp.	8,337	1,212,867
Morgan Stanley	66,212	3,023,240
MSCI, Inc.	4,435	666,935
Nasdaq, Inc.	5,750	498,582
Northern Trust Corp.	11,148	1,048,692
Raymond James Financial, Inc.	6,556	502,780
S&P Global, Inc.	12,558	2,289,575
State Street Corp.	18,945	1,302,469
T. Rowe Price Group, Inc.	12,143	1,177,750

		31,857,881

Chemicals 1.9%
Air Products & Chemicals, Inc.	10,949	1,689,978
Albemarle Corp.	5,415	537,276
CF Industries Holdings, Inc.	11,657	559,886
DowDuPont, Inc.	115,212	6,212,231
Eastman Chemical Co.	7,054	552,681
Ecolab, Inc.	12,694	1,944,086
FMC Corp.	6,722	524,854
International Flavors & Fragrances, Inc.	5,042	729,376
Linde PLC	26,975	4,463,553
LyondellBasell Industries N.V., Class A	15,941	1,423,053
Mosaic Co.	17,707	547,855
PPG Industries, Inc.	12,084	1,269,908
Sherwin-Williams Co.	4,103	1,614,407

		22,069,144

Commercial Services & Supplies 0.4%
Cintas Corp.	4,299	781,859
Copart, Inc. (a)	10,206	499,175
Republic Services, Inc.	10,885	791,122
Rollins, Inc.	4,908	290,554
Stericycle, Inc. (a)	4,289	214,321
Waste Management, Inc.	19,695	1,762,112

		4,339,143

Communications Equipment 1.1%
Arista Networks, Inc. (a)	2,578	593,842
Cisco Systems, Inc.	228,256	10,442,712
F5 Networks, Inc. (a)	3,036	532,150
Juniper Networks, Inc.	17,216	503,913
Motorola Solutions, Inc.	8,102	992,981

		13,065,598

Construction & Engineering 0.1%
Fluor Corp.	7,021	307,941
Jacobs Engineering Group, Inc.	5,952	446,936
Quanta Services, Inc. (a)	7,430	231,816

		986,693

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,146	$538,847
Vulcan Materials Co.	6,605	668,030

		1,206,877

Consumer Finance 0.7%
American Express Co.	35,255	3,621,746
Capital One Financial Corp.	23,889	2,133,288
Discover Financial Services	17,110	1,192,054
Synchrony Financial	34,025	982,642

		7,929,730

Containers & Packaging 0.3%
Avery Dennison Corp.	4,365	395,993
Ball Corp.	17,172	769,305
International Paper Co.	20,416	926,070
Packaging Corp. of America	4,719	433,251
Sealed Air Corp.	7,930	256,615
WestRock Co.	12,738	547,352

		3,328,586

Distributors 0.1%
Genuine Parts Co.	7,328	717,558
LKQ Corp. (a)	15,883	433,129

		1,150,687

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	10,262	272,353

Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class B (a)	97,339	19,981,750
Jefferies Financial Group, Inc.	14,480	310,885

		20,292,635

Diversified Telecommunication Services 2.1%
AT&T, Inc.	362,606	11,124,752
CenturyLink, Inc.	47,461	979,595
Verizon Communications, Inc.	206,316	11,778,581

		23,882,928

Electric Utilities 1.9%
Alliant Energy Corp.	11,673	501,706
American Electric Power Co., Inc.	24,613	1,805,610
Duke Energy Corp.	35,570	2,939,149
Edison International	16,269	1,128,906
Entergy Corp.	9,030	758,069
Evergy, Inc.	13,566	759,560
Eversource Energy	15,823	1,000,963
Exelon Corp.	48,229	2,112,912
FirstEnergy Corp.	24,268	904,711
NextEra Energy, Inc.	23,548	4,062,030
PG&E Corp. (a)	25,822	1,208,728
Pinnacle West Capital Corp.	5,591	459,860
PPL Corp.	34,931	1,061,902
Southern Co.	50,638	2,280,229

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	25,420	$1,245,834

		22,230,169

Electrical Equipment 0.5%
AMETEK, Inc.	11,579	776,719
Eaton Corp. PLC	21,636	1,550,652
Emerson Electric Co.	31,380	2,130,074
Rockwell Automation, Inc.	6,150	1,013,090

		5,470,535

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	14,997	1,342,231
Corning, Inc.	40,446	1,292,250
FLIR Systems, Inc.	6,891	319,122
IPG Photonics Corp. (a)	1,799	240,256
TE Connectivity, Ltd.	17,399	1,312,233

		4,506,092

Energy Equipment & Services 0.6%
Baker Hughes, a GE Co.	20,793	554,965
Halliburton Co.	43,935	1,523,666
Helmerich & Payne, Inc.	5,440	338,858
National Oilwell Varco, Inc.	19,105	703,064
Schlumberger, Ltd.	69,111	3,546,085
TechnipFMC PLC	21,333	561,058

		7,227,696

Entertainment 2.1%
Activision Blizzard, Inc.	38,069	2,628,664
Electronic Arts, Inc. (a)	15,220	1,384,716
Netflix, Inc. (a)	21,743	6,561,602
Take-Two Interactive Software, Inc. (a)	5,684	732,497
Twenty-First Century Fox, Inc.
Class A	52,631	2,395,763
Class B	24,322	1,098,868
Viacom, Inc., Class B	17,648	564,383
Walt Disney Co.	74,261	8,527,391

		23,893,884

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	5,281	645,497
American Tower Corp.	22,012	3,429,690
Apartment Investment & Management Co., Class A	7,856	338,122
AvalonBay Communities, Inc.	6,902	1,210,473
Boston Properties, Inc.	7,711	931,180
Crown Castle International Corp.	20,714	2,252,440
Digital Realty Trust, Inc.	10,291	1,062,649
Duke Realty Corp.	17,839	491,821
Equinix, Inc.	3,970	1,503,598
Equity Residential	18,389	1,194,549
Essex Property Trust, Inc.	3,298	827,072

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Extra Space Storage, Inc.	6,317	$568,909
Federal Realty Investment Trust	3,670	455,263
HCP, Inc.	23,460	646,323
Host Hotels & Resorts, Inc.	37,034	707,720
Iron Mountain, Inc.	14,288	437,356
Kimco Realty Corp.	21,040	338,534
Macerich Co.	5,283	272,708
Mid-America Apartment Communities, Inc.	5,683	555,286
Prologis, Inc.	31,433	2,026,485
Public Storage	7,482	1,537,327
Realty Income Corp.	14,483	872,890
Regency Centers Corp.	8,460	536,026
SBA Communications Corp. (a)	5,734	929,883
Simon Property Group, Inc.	15,439	2,833,365
SL Green Realty Corp.	4,322	394,426
UDR, Inc.	13,365	523,774
Ventas, Inc.	17,798	1,032,996
Vornado Realty Trust	8,644	588,484
Welltower, Inc.	18,576	1,227,316
Weyerhaeuser Co.	37,833	1,007,493

		31,379,655

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	21,897	5,006,311
Kroger Co.	39,780	1,183,853
Sysco Corp.	23,877	1,703,147
Walgreens Boots Alliance, Inc.	42,120	3,359,912
Walmart, Inc.	71,657	7,185,764

		18,438,987

Food Products 1.1%
Archer-Daniels-Midland Co.	27,948	1,320,543
Campbell Soup Co. (b)	9,608	359,435
Conagra Brands, Inc.	23,422	833,823
General Mills, Inc.	29,758	1,303,400
Hershey Co.	6,979	747,800
Hormel Foods Corp.	13,576	592,457
J.M. Smucker Co.	5,679	615,149
Kellogg Co.	12,636	827,405
Kraft Heinz Co.	31,049	1,706,764
McCormick & Co., Inc.	6,056	872,064
Mondelez International, Inc., Class A	73,228	3,074,112
Tyson Foods, Inc., Class A	14,776	885,378

		13,138,330

Health Care Equipment & Supplies 3.1%
Abbott Laboratories	87,597	6,038,937
ABIOMED, Inc. (a)	2,240	764,288
Align Technology, Inc. (a)	3,649	807,159
Baxter International, Inc.	24,810	1,550,873
Becton Dickinson & Co.	13,360	3,079,480
Boston Scientific Corp. (a)	69,052	2,495,539
Cooper Cos., Inc.	2,454	633,893

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Danaher Corp.	30,748	$3,056,351
DENTSPLY SIRONA, Inc.	11,102	384,462
Edwards Lifesciences Corp. (a)	10,455	1,543,158
Hologic, Inc. (a)	13,588	529,796
IDEXX Laboratories, Inc. (a)	4,323	916,995
Intuitive Surgical, Inc. (a)	5,680	2,960,303
Medtronic PLC	67,434	6,056,922
ResMed, Inc.	7,127	754,892
Stryker Corp.	15,499	2,514,248
Varian Medical Systems, Inc. (a)	4,571	545,640
Zimmer Biomet Holdings, Inc.	10,161	1,154,188

		35,787,124

Health Care Providers & Services 3.5%
Aetna, Inc.	16,333	3,240,467
AmerisourceBergen Corp.	7,994	703,472
Anthem, Inc.	12,980	3,576,899
Cardinal Health, Inc.	15,421	780,303
Centene Corp. (a)	10,249	1,335,650
Cigna Corp.	12,152	2,598,219
CVS Health Corp.	50,834	3,679,873
DaVita, Inc. (a)	6,333	426,464
Express Scripts Holding Co. (a)	28,073	2,722,239
HCA Healthcare, Inc.	13,477	1,799,584
Henry Schein, Inc. (a)	7,645	634,535
Humana, Inc.	6,878	2,203,780
Laboratory Corp. of America Holdings (a)	5,088	816,878
McKesson Corp.	9,975	1,244,481
Quest Diagnostics, Inc.	6,824	642,207
UnitedHealth Group, Inc.	48,058	12,559,958
Universal Health Services, Inc., Class B	4,299	522,586
WellCare Health Plans, Inc. (a)	2,495	688,595

		40,176,190

Health Care Technology 0.1%
Cerner Corp. (a)	16,428	940,996

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	20,135	1,128,366
Chipotle Mexican Grill, Inc. (a)	1,222	562,523
Darden Restaurants, Inc.	6,196	660,184
Hilton Worldwide Holdings, Inc.	14,889	1,059,650
Marriott International, Inc., Class A	14,381	1,680,995
McDonald’s Corp.	38,738	6,852,752
MGM Resorts International	25,515	680,740
Norwegian Cruise Line Holdings, Ltd. (a)	10,173	448,324
Royal Caribbean Cruises, Ltd.	8,556	896,070
Starbucks Corp.	67,363	3,925,242
Wynn Resorts, Ltd.	4,882	491,129
Yum! Brands, Inc.	15,847	1,432,728

		19,818,703

	Shares	Value
Household Durables 0.3%
D.R. Horton, Inc.	17,133	$616,103
Garmin, Ltd.	6,033	399,143
Leggett & Platt, Inc.	6,500	236,015
Lennar Corp., Class A	14,566	626,047
Mohawk Industries, Inc. (a)	3,166	394,895
Newell Brands, Inc.	21,706	344,691
PulteGroup, Inc.	13,047	320,565
Whirlpool Corp.	3,224	353,866

		3,291,325

Household Products 1.5%
Church & Dwight Co., Inc.	12,253	727,461
Clorox Co.	6,395	949,338
Colgate-Palmolive Co.	43,328	2,580,182
Kimberly-Clark Corp.	17,360	1,810,648
Procter & Gamble Co.	124,289	11,021,948

		17,089,577

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	33,039	481,708
NRG Energy, Inc.	15,151	548,315

		1,030,023

Industrial Conglomerates 1.5%
3M Co.	29,290	5,572,716
General Electric Co.	433,962	4,383,016
Honeywell International, Inc.	37,083	5,370,360
Roper Technologies, Inc.	5,161	1,460,047

		16,786,139

Insurance 2.3%
Aflac, Inc.	38,338	1,651,218
Allstate Corp.	17,288	1,654,807
American International Group, Inc.	44,362	1,831,707
Aon PLC	12,117	1,892,433
Arthur J. Gallagher & Co.	9,118	674,823
Assurant, Inc.	2,636	256,246
Brighthouse Financial, Inc. (a)	5,981	237,027
Chubb, Ltd.	23,131	2,889,293
Cincinnati Financial Corp.	7,553	593,968
Everest Re Group, Ltd.	2,040	444,434
Hartford Financial Services Group, Inc.	17,897	812,882
Lincoln National Corp.	10,819	651,196
Loews Corp.	13,885	646,486
Marsh & McLennan Cos., Inc.	25,215	2,136,971
MetLife, Inc.	49,675	2,046,113
Principal Financial Group, Inc.	13,222	622,359
Progressive Corp.	29,115	2,029,315
Prudential Financial, Inc.	20,822	1,952,687
Torchmark Corp.	5,177	438,285
Travelers Cos., Inc.	13,366	1,672,488
Unum Group	10,920	395,959
Willis Towers Watson PLC	6,530	934,835

		26,465,532

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 4.6%
Alphabet, Inc. (a)
Class A	14,926	$16,277,997
Class C	15,374	16,554,262
Facebook, Inc., Class A (a)	120,420	18,278,552
TripAdvisor, Inc. (a)	5,107	266,279
Twitter, Inc. (a)	35,948	1,249,193

		52,626,283

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc. (a)	20,457	32,690,491
Booking Holdings, Inc. (a)	2,370	4,442,755
eBay, Inc. (a)	46,446	1,348,327
Expedia Group, Inc.	5,936	744,552

		39,226,125

IT Services 4.6%
Accenture PLC, Class A	31,994	5,042,894
Akamai Technologies, Inc. (a)	8,463	611,452
Alliance Data Systems Corp.	2,359	486,379
Automatic Data Processing, Inc.	21,875	3,151,750
Broadridge Financial Solutions, Inc.	5,808	679,188
Cognizant Technology Solutions Corp., Class A	28,973	2,000,006
DXC Technology Co.	14,039	1,022,460
Fidelity National Information Services, Inc.	16,419	1,709,218
Fiserv, Inc. (a)	20,219	1,603,367
FleetCor Technologies, Inc. (a)	4,414	882,932
Gartner, Inc. (a)	4,535	669,003
Global Payments, Inc.	7,899	902,303
International Business Machines Corp.	45,577	5,260,953
Mastercard, Inc., Class A	45,553	9,004,461
Paychex, Inc.	15,984	1,046,792
PayPal Holdings, Inc. (a)	59,103	4,975,882
Total System Services, Inc.	8,380	763,837
VeriSign, Inc. (a)	5,357	763,587
Visa, Inc., Class A	88,712	12,228,949
Western Union Co.	22,332	402,869

		53,208,282

Leisure Products 0.1%
Hasbro, Inc.	5,832	534,853
Mattel, Inc. (a)	17,185	233,372

		768,225

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	15,916	1,031,198
Illumina, Inc. (a)	7,340	2,283,841
IQVIA Holdings, Inc. (a)	8,092	994,750
Mettler-Toledo International, Inc. (a)	1,259	688,446
PerkinElmer, Inc.	5,529	478,148
Thermo Fisher Scientific, Inc.	20,113	4,699,402
Waters Corp. (a)	3,848	729,927

		10,905,712

	Shares	Value
Machinery 1.4%
Caterpillar, Inc.	29,676	$3,600,292
Cummins, Inc.	7,502	1,025,448
Deere & Co.	16,062	2,175,437
Dover Corp.	7,375	610,945
Flowserve Corp.	6,534	299,911
Fortive Corp.	15,358	1,140,331
Illinois Tool Works, Inc.	15,405	1,965,216
Ingersoll-Rand PLC	12,248	1,175,073
PACCAR, Inc.	17,503	1,001,347
Parker-Hannifin Corp.	6,609	1,002,123
Pentair PLC	8,058	323,529
Snap-on, Inc.	2,816	433,495
Stanley Black & Decker, Inc.	7,640	890,213
Xylem, Inc.	8,969	588,187

		16,231,547

Media 1.3%
CBS Corp.	16,903	969,387
Charter Communications, Inc., Class A (a)	8,915	2,856,099
Comcast Corp., Class A	228,314	8,707,896
Discovery, Inc. (a)
Class A	7,801	252,675
Class C	17,959	526,378
DISH Network Corp., Class A (a)	11,439	351,635
Interpublic Group of Cos., Inc.	19,163	443,815
News Corp.
Class A	19,144	252,509
Class B	6,180	82,441
Omnicom Group, Inc.	11,204	832,681

		15,275,516

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	72,351	842,889
Newmont Mining Corp.	26,634	823,523
Nucor Corp.	15,795	933,801

		2,600,213

Multi-Utilities 1.0%
Ameren Corp.	12,185	786,907
CenterPoint Energy, Inc.	24,973	674,521
CMS Energy Corp.	14,144	700,411
Consolidated Edison, Inc.	15,534	1,180,584
Dominion Energy, Inc.	32,644	2,331,435
DTE Energy Co.	9,076	1,020,142
NiSource, Inc.	18,127	459,701
Public Service Enterprise Group, Inc.	25,232	1,348,146
SCANA Corp.	7,121	285,196
Sempra Energy	13,654	1,503,578
WEC Energy Group, Inc.	15,755	1,077,642

		11,368,263

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.5%
Dollar General Corp.	13,259	$1,476,787
Dollar Tree, Inc. (a)	11,879	1,001,400
Kohl’s Corp.	8,325	630,452
Macy’s, Inc.	15,328	525,597
Nordstrom, Inc.	5,723	376,402
Target Corp.	26,282	2,197,964

		6,208,602

Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	25,569	1,360,271
Apache Corp.	19,098	722,477
Cabot Oil & Gas Corp.	22,029	533,763
Chevron Corp.	95,677	10,682,337
Cimarex Energy Co.	4,761	378,357
Concho Resources, Inc. (a)	9,999	1,390,761
ConocoPhillips	58,026	4,056,017
Devon Energy Corp.	25,405	823,122
EOG Resources, Inc.	28,920	3,046,433
EQT Corp.	13,182	447,793
Exxon Mobil Corp.	211,403	16,844,591
Hess Corp.	12,570	721,518
HollyFrontier Corp.	8,093	545,792
Kinder Morgan, Inc.	94,764	1,612,883
Marathon Oil Corp.	42,650	809,923
Marathon Petroleum Corp.	33,439	2,355,778
Newfield Exploration Co. (a)	9,980	201,596
Noble Energy, Inc.	24,123	599,457
Occidental Petroleum Corp.	38,184	2,561,001
ONEOK, Inc.	20,535	1,347,096
Phillips 66	21,327	2,192,842
Pioneer Natural Resources Co.	8,509	1,253,120
Valero Energy Corp.	21,341	1,943,952
Williams Cos., Inc.	60,386	1,469,191

		57,900,071

Personal Products 0.2%
Coty, Inc., Class A	22,493	237,301
Estee Lauder Cos., Inc., Class A	11,192	1,538,229

		1,775,530

Pharmaceuticals 4.9%
Allergan PLC	15,932	2,517,415
Bristol-Myers Squibb Co.	81,483	4,118,151
Eli Lilly & Co.	47,728	5,175,624
Johnson & Johnson	133,956	18,752,500
Merck & Co., Inc.	132,796	9,775,114
Mylan N.V. (a)	25,743	804,469
Nektar Therapeutics (a)	8,612	333,112
Perrigo Co. PLC	6,286	441,906
Pfizer, Inc.	292,706	12,603,920
Zoetis, Inc.	24,058	2,168,829

		56,691,040

	Shares	Value
Professional Services 0.3%
Equifax, Inc.	6,013	$609,959
IHS Markit, Ltd. (a)	17,812	935,664
Nielsen Holdings PLC	17,787	462,106
Robert Half International, Inc.	6,114	370,081
Verisk Analytics, Inc. (a)	8,224	985,564

		3,363,374

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	15,779	635,736

Road & Rail 1.0%
CSX Corp.	40,738	2,805,219
J.B. Hunt Transport Services, Inc.	4,367	483,034
Kansas City Southern	5,101	520,098
Norfolk Southern Corp.	13,982	2,346,599
Union Pacific Corp.	36,924	5,399,027

		11,553,977

Semiconductors & Semiconductor Equipment 3.7%
Advanced Micro Devices, Inc. (a)	42,836	780,043
Analog Devices, Inc.	18,558	1,553,490
Applied Materials, Inc.	49,082	1,613,816
Broadcom, Inc.	21,555	4,817,327
Intel Corp.	230,236	10,793,464
KLA-Tencor Corp.	7,795	713,554
Lam Research Corp.	7,868	1,115,132
Microchip Technology, Inc.	11,761	773,639
Micron Technology, Inc. (a)	57,912	2,184,441
NVIDIA Corp.	30,359	6,400,588
Qorvo, Inc. (a)	6,273	461,128
QUALCOMM, Inc.	70,225	4,416,450
Skyworks Solutions, Inc.	8,937	775,374
Texas Instruments, Inc.	48,543	4,506,247
Xilinx, Inc.	12,628	1,078,052

		41,982,745

Software 6.0%
Adobe, Inc. (a)	24,450	6,008,832
ANSYS, Inc. (a)	4,209	629,456
Autodesk, Inc. (a)	10,916	1,410,893
CA, Inc.	15,661	694,722
Cadence Design Systems, Inc. (a)	14,121	629,373
Citrix Systems, Inc. (a)	6,435	659,394
Fortinet, Inc. (a)	7,179	589,970
Intuit, Inc.	12,916	2,725,276
Microsoft Corp.	382,890	40,896,481
Oracle Corp.	141,139	6,893,229
Red Hat, Inc. (a)	8,857	1,520,215
salesforce.com, Inc. (a)	37,783	5,185,339
Symantec Corp.	31,035	563,285
Synopsys, Inc. (a)	7,420	664,313

		69,070,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.3%
Advance Auto Parts, Inc.	3,699	$590,952
AutoZone, Inc. (a)	1,320	968,180
Best Buy Co., Inc.	12,137	851,532
CarMax, Inc. (a)	8,817	598,762
Foot Locker, Inc.	5,837	275,156
Gap, Inc.	10,835	295,795
Home Depot, Inc.	57,129	10,047,849
L Brands, Inc.	11,399	369,556
Lowe’s Cos., Inc.	40,495	3,855,934
O’Reilly Automotive, Inc. (a)	4,023	1,290,377
Ross Stores, Inc.	18,801	1,861,299
Tiffany & Co.	5,440	605,472
TJX Cos., Inc.	31,311	3,440,453
Tractor Supply Co.	6,082	558,875
Ulta Beauty, Inc. (a)	2,836	778,539

		26,388,731

Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	229,110	50,143,015
Hewlett Packard Enterprise Co.	73,482	1,120,600
HP, Inc.	79,013	1,907,374
NetApp, Inc.	12,946	1,016,132
Seagate Technology PLC	13,049	524,961
Western Digital Corp.	14,548	626,582
Xerox Corp.	11,082	308,855

		55,647,519

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.	18,001	308,897
Michael Kors Holdings, Ltd. (a)	7,456	413,137
NIKE, Inc., Class B	63,937	4,797,832
PVH Corp.	3,830	462,626
Ralph Lauren Corp.	2,759	357,594
Tapestry, Inc.	14,383	608,545
Under Armour, Inc. (a)
Class A	9,291	205,424
Class C	9,525	188,881
VF Corp.	16,233	1,345,391

		8,688,327

Tobacco 1.1%
Altria Group, Inc.	94,131	6,122,280
Philip Morris International, Inc.	77,620	6,835,994

		12,958,274

Trading Companies & Distributors 0.2%
Fastenal Co.	14,328	736,603
United Rentals, Inc. (a)	4,131	496,009
W.W. Grainger, Inc.	2,271	644,896

		1,877,508

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	9,012	$797,832

Total Common Stocks (c) (Cost $335,807,317)		1,144,685,367

Short-Term Investments 0.7%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 1.75% (d)	63,459	63,459

Total Affiliated Investment Companies (Cost $63,459)		63,459

	Principal Amount
U.S. Governments 0.7%
United States Treasury Bills (e)
2.213%, due 1/3/19	$800,000	796,904
2.22%, due 1/3/19	900,000	896,517
2.245%, due 1/3/19	1,500,000	1,494,195
2.25%, due 1/3/19	100,000	99,613
2.255%, due 1/3/19	200,000	199,226
2.258%, due 1/3/19	500,000	498,065
2.269%, due 1/3/19	1,700,000	1,693,422
2.271%, due 1/3/19	100,000	99,613
2.273%, due 1/24/19 (f)	2,000,000	1,989,471

Total U.S. Governments (Cost $7,766,957)		7,767,026

Total Short-Term Investments (Cost $7,830,416)		7,830,485

Total Investments (Cost $343,637,733)	100.6%	1,152,515,852
Other Assets, Less Liabilities	(0.6)	(7,108,568)
Net Assets	100.0%	$1,145,407,284

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $355,807 and the Fund received non-cash collateral in the amount of $373,307 (See Note 2(I)).

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.4% of net assets.

(d)	Current yield as of October 31, 2018.

(e)	Interest rate shown represents yield to maturity.

(f)	Represents a security which was maintained at the broker as collateral for futures contracts.

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	41	December 2018	$5,730,810	$5,557,755	$(173,055)

1.	As of October 31, 2018, cash in the amount of $246,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,144,685,367	$—	$—	$1,144,685,367
Short-Term Investments
Affiliated Investment Company	63,459	—	—	63,459
U.S. Governments	—	7,767,026	—	7,767,026

Total Short-Term Investments	63,459	7,767,026	—	7,830,485

Total Investments in Securities	$1,144,748,826	$7,767,026	$—	$1,152,515,852

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(173,055)	$—	$—	$(173,055)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $343,574,274) including securities on loan of $355,807	$1,152,452,393
Investment in affiliated investment companies, at value (identified cost $63,459)	63,459
Cash collateral on deposit at broker for futures contracts	246,000
Receivables:
Dividends	1,030,211
Fund shares sold	377,084
Securities lending income	169
Other assets	25,011

Total assets	1,154,194,327

Liabilities
Payables:
Fund shares redeemed	5,981,076
Investment securities purchased	2,070,855
Transfer agent (See Note 3)	200,633
Variation margin on futures contracts	176,609
Manager (See Note 3)	158,341
NYLIFE Distributors (See Note 3)	120,369
Shareholder communication	32,975
Professional fees	19,088
Custodian	12,797
Trustees	3,076
Accrued expenses	11,224

Total liabilities	8,787,043

Net assets	$1,145,407,284

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,080
Additional paid-in capital	214,705,403

214,728,483
Total distributable earnings (loss)	930,678,801

Net assets	$1,145,407,284

Class A
Net assets applicable to outstanding shares	$511,042,793

Shares of beneficial interest outstanding	10,371,597

Net asset value per share outstanding	$49.27
Maximum sales charge (3.00% of offering price)	1.52

Maximum offering price per share outstanding	$50.79

Investor Class
Net assets applicable to outstanding shares	$41,907,151

Shares of beneficial interest outstanding	852,076

Net asset value per share outstanding	$49.18
Maximum sales charge (3.00% of offering price)	1.52

Maximum offering price per share outstanding	$50.70

Class I
Net assets applicable to outstanding shares	$592,457,340

Shares of beneficial interest outstanding	11,856,074

Net asset value and offering price per share outstanding	$49.97

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated	$23,957,564
Interest	305,221
Securities lending	3,380
Dividends—Affiliated	603
Other	4,270

Total income	24,271,038

Expenses
Manager (See Note 3)	2,011,603
Distribution/Service—Class A (See Note 3)	1,347,769
Distribution/Service—Investor Class (See Note 3)	103,781
Transfer agent (See Note 3)	1,436,266
Professional fees	90,154
Registration	64,745
Shareholder communication	37,063
Trustees	28,025
Custodian	16,646
Miscellaneous	89,691

Total expenses before waiver/reimbursement	5,225,743
Expense waiver/reimbursement from Manager (See Note 3)	(68,398)

Net expenses	5,157,345

Net investment income (loss)	19,113,693

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	133,718,690
Futures transactions	1,789,895

Net realized gain (loss) on investments and futures transactions	135,508,585

Net change in unrealized appreciation (depreciation) on:
Investments	(67,371,214)
Futures contracts	(574,120)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(67,945,334)

Net realized and unrealized gain (loss) on investments and futures transactions	67,563,251

Net increase (decrease) in net assets resulting from operations	$86,676,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,113,693	$18,823,800
Net realized gain (loss) on investments and futures transactions	135,508,585	185,954,849
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(67,945,334)	64,067,507

Net increase (decrease) in net assets resulting from operations	86,676,944	268,846,156

Distributions to shareholders(1):
Class A	(72,197,275)
Investor Class	(5,278,641)
Class I	(98,433,234)

	(175,909,150)

Dividends to shareholders from net investment income:
Class A		(13,213,608)
Investor Class		(1,030,180)
Class I		(17,251,584)

		(31,495,372)

Distributions to shareholders from net realized gain on investments:
Class A		(40,611,090)
Investor Class		(3,356,132)
Class I		(49,240,152)

		(93,207,374)

Total dividends and distributions to shareholders	(175,909,150)	(124,702,746)

Capital share transactions:
Net proceeds from sale of shares	171,591,706	186,868,853
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	173,667,164	123,091,574
Cost of shares redeemed	(393,967,776)	(571,496,913)

Increase (decrease) in net assets derived from capital share transactions	(48,708,906)	(261,536,486)

Net increase (decrease) in net assets	(137,941,112)	(117,393,076)

Net Assets
Beginning of year	1,283,348,396	1,400,741,472

End of year(2)	$1,145,407,284	$1,283,348,396

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $16,618,505 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$53.27	$47.57	$48.27	$46.85	$40.75

Net investment income (loss) (a)	0.69	0.65	0.74	0.70	0.60
Net realized and unrealized gain (loss) on investments	2.61	9.47	1.06	1.44	6.09

Total from investment operations	3.30	10.12	1.80	2.14	6.69

Less dividends and distributions:
From net investment income	(0.79)	(1.07)	(0.74)	(0.63)	(0.59)
From net realized gain on investments	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(7.30)	(4.42)	(2.50)	(0.72)	(0.59)

Net asset value at end of year	$49.27	$53.27	$47.57	$48.27	$46.85

Total investment return (b)	6.77%	22.93%	3.92%	4.60%	16.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%	1.33%	1.60%	1.48%	1.37%
Net expenses (c)	0.54%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.54%	0.64%	0.61%	0.60%	0.62%
Portfolio turnover rate	3%	3%	4%	4%	4%
Net assets at end of year (in 000’s)	$511,043	$527,768	$597,791	$566,621	$549,803

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$53.18	$47.51	$48.22	$46.81	$40.73

Net investment income (loss) (a)	0.62	0.63	0.69	0.65	0.55
Net realized and unrealized gain (loss) on investments	2.58	9.43	1.05	1.44	6.08

Total from investment operations	3.20	10.06	1.74	2.09	6.63

Less dividends and distributions:
From net investment income	(0.69)	(1.04)	(0.69)	(0.59)	(0.55)
From net realized gain on investments	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(7.20)	(4.39)	(2.45)	(0.68)	(0.55)

Net asset value at end of year	$49.18	$53.18	$47.51	$48.22	$46.81

Total investment return (b)	6.58%	22.81%	3.81%	4.49%	16.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.29%	1.49%	1.37%	1.27%
Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.87%	0.82%	0.84%	0.81%	0.80%
Portfolio turnover rate	3%	3%	4%	4%	4%
Net assets at end of year (in 000’s)	$41,907	$38,052	$46,999	$39,219	$32,469

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$53.93	$48.12	$48.81	$47.35	$41.17

Net investment income (loss) (a)	0.83	0.78	0.87	0.83	0.71
Net realized and unrealized gain (loss) on investments	2.64	9.56	1.06	1.46	6.15

Total from investment operations	3.47	10.34	1.93	2.29	6.86

Less dividends and distributions:
From net investment income	(0.92)	(1.18)	(0.86)	(0.74)	(0.68)
From net realized gain on investments	(6.51)	(3.35)	(1.76)	(0.09)	—

Total dividends and distributions	(7.43)	(4.53)	(2.62)	(0.83)	(0.68)

Net asset value at end of year	$49.97	$53.93	$48.12	$48.81	$47.35

Total investment return (b)	7.05%	23.20%	4.17%	4.88%	16.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.58%	1.88%	1.74%	1.62%
Net expenses (c)	0.29%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement) (c)	0.29%	0.39%	0.35%	0.35%	0.37%
Portfolio turnover rate	3%	3%	4%	4%	4%
Net assets at end of year (in 000’s)	$592,457	$717,528	$755,952	$1,403,507	$1,497,877

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (formerly known as MainStay S&P 500 Index Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

23

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation method-

24	MainStay MacKay S&P 500 Index Fund

ologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation

25

Notes to Financial Statements (continued)

in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $355,807 and had received non-cash collateral of $373,307.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(173,055)	$(173,055)

Total Fair Value		$(173,055)	$(173,055)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,789,895	$1,789,895

Total Realized Gain (Loss)		$1,789,895	$1,789,895

26	MainStay MacKay S&P 500 Index Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(574,120)	$(574,120)

Total Change in Unrealized Appreciation (Depreciation)		$(574,120)	$(574,120)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$20,439,189	$20,439,189

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $2,011,603 and waived its fees and/or reimbursed expenses in the amount of $68,398.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

27

Notes to Financial Statements (continued)

and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $81,185 and $34,734, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $18,881 and $35, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between

NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$556,556
Investor Class	177,958
Class I	701,752

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$6,214	$(6,150)	$—	$—	$63	$1	$—	63

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$352,257,902	$811,358,717	$(11,100,767)	$800,257,950

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$16,172,507	$114,248,344	$—	$800,257,950	$930,678,801

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, tax adjustments pertaining to corporate actions and mark to market of futures contracts.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(18,088,430)	$18,088,430

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$24,009,907	$31,887,573
Long-Term Capital Gain	151,899,243	92,815,173
Total	$175,909,150	$124,702,746

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

28	MainStay MacKay S&P 500 Index Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $42,725 and $217,179, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,602,818	$79,978,059
Shares issued to shareholders in reinvestment of dividends and distributions	1,487,335	70,232,121
Shares redeemed	(2,829,019)	(140,042,440)

Net increase (decrease) in shares outstanding before conversion	261,134	10,167,740
Shares converted into Class A (See Note 1)	233,178	11,691,145
Shares converted from Class A (See Note 1)	(29,936)	(1,488,324)

Net increase (decrease)	464,376	$20,370,561

Year ended October 31, 2017:
Shares sold	1,637,535	$79,460,908
Shares issued to shareholders in reinvestment of dividends and distributions	1,151,279	52,363,220
Shares redeemed	(6,094,044)	(286,090,747)

Net increase (decrease) in shares outstanding before conversion	(3,305,230)	(154,266,619)
Shares converted into Class A (See Note 1)	663,411	34,060,436
Shares converted from Class A (See Note 1)	(17,214)	(843,233)

Net increase (decrease)	(2,659,033)	$(121,049,416)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	339,821	$16,969,444
Shares issued to shareholders in reinvestment of dividends and distributions	111,616	5,268,257
Shares redeemed	(108,049)	(5,377,338)

Net increase (decrease) in shares outstanding before conversion	343,388	16,860,363
Shares converted into Investor Class (See Note 1)	26,495	1,314,253
Shares converted from Investor Class (See Note 1)	(233,387)	(11,691,094)

Net increase (decrease)	136,496	$6,483,522

Year ended October 31, 2017:
Shares sold	435,957	$21,295,186
Shares issued to shareholders in reinvestment of dividends and distributions	96,416	4,382,631
Shares redeemed	(157,487)	(7,788,435)

Net increase (decrease) in shares outstanding before conversion	374,886	17,889,382
Shares converted into Investor Class (See Note 1)	16,000	783,606
Shares converted from Investor Class (See Note 1)	(664,511)	(34,060,436)

Net increase (decrease)	(273,625)	$(15,387,448)

29

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,459,523	$74,644,203
Shares issued to shareholders in reinvestment of dividends and distributions	2,054,558	98,166,786
Shares redeemed	(4,965,353)	(248,547,998)

Net increase (decrease) in shares outstanding before conversion	(1,451,272)	(75,737,009)
Shares converted into Class I (See Note 1)	3,424	174,071
Shares converted from Class I (See Note 1)	(1)	(51)

Net increase (decrease)	(1,447,849)	$(75,562,989)

Year ended October 31, 2017:
Shares sold	1,759,087	$86,112,759
Shares issued to shareholders in reinvestment of dividends and distributions	1,443,714	66,345,723
Shares redeemed	(5,610,291)	(277,617,731)

Net increase (decrease) in shares outstanding before conversion	(2,407,490)	(125,159,249)
Shares converted into Class I (See Note 1)	1,222	59,627

Net increase (decrease)	(2,406,268)	$(125,099,622)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above.

30	MainStay MacKay S&P 500 Index Fund

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay S&P 500 Index Fund (formerly, MainStay S&P 500 Index Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

32	MainStay MacKay S&P 500 Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $151,899,243 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $22,780,682 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 98.11% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay MacKay S&P 500 Index Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

36	MainStay MacKay S&P 500 Index Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1715991 MS293-18	MSSP11-12/18 (NYLIM) NL226

MainStay Target Date Funds

Message from the President and Annual Report

October 31, 2018

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–7.49 –2.10%	2.32 3.49%	6.57 7.17%	1.35 1.35%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.60 –2.23	2.22 3.38	6.48 7.08	1.55 1.55
Class I Shares	No Sales Charge		6/29/2007	–1.90	3.73	7.45	1.11
Class R1 Shares	No Sales Charge		8/21/2014	–1.96	2.76	N/A	1.20
Class R3 Shares	No Sales Charge		5/1/2008	–2.46	3.14	6.81	1.71

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
MSCI EAFE® Index[4]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Retirement 2010 Composite Index[6]	0.36	4.62	7.44
Morningstar Target Date 2000-2010 Category Average[7]	–0.63	3.78	6.98

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2000-2010 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2010) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$980.30	$1.85	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$979.40	$2.34	$1,022.84	$2.40	0.47%

Class I Shares	$1,000.00	$980.40	$0.60	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$980.00	$1.10	$1,024.10	$1.12	0.22%

Class R3 Shares	$1,000.00	$977.70	$3.59	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s portfolio is subject to change.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2010 Fund returned –1.90%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 0.36% return of the Retirement 2010 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.63% return of the Morningstar Target Date 2000–2010 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2010 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

One significant allocation change was an increase in exposure to MainStay Indexed Bond Fund, which reflected the Fund’s shift into higher credit-quality instruments. This increase was primarily funded from sales of MainStay MacKay Total Return Bond Fund, with additional contributions coming from IQ Enhanced Core Bond U.S. ETF, MainStay MacKay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. The Fund’s position in MainStay Epoch U.S. Equity Yield Fund was also enlarged as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Retirement 2010 Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF and iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were MainStay MacKay Total Return Bond Fund and MainStay Indexed Bond Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 87.1%†
Equity Funds 32.1%
IQ 50 Percent Hedged FTSE International ETF	78,548	$1,537,970
IQ Chaikin U.S. Large Cap ETF	99,602	2,416,344
IQ Chaikin U.S. Small Cap ETF	73,758	1,859,439
IQ Global Resources ETF (a)	7,421	198,141
MainStay Epoch International Choice Fund Class I	1,076	35,949
MainStay Epoch U.S. All Cap Fund Class R6 (a)	42,953	1,182,486
MainStay Epoch U.S. Equity Yield Fund Class R6	49,499	784,559
MainStay Large Cap Growth Fund Class R6	87,918	945,995
MainStay MacKay Common Stock Fund Class I	15,685	414,707
MainStay MacKay Growth Fund Class I	26,164	975,410
MainStay MacKay S&P 500 Index Fund Class I	3,867	193,232
MainStay MAP Equity Fund Class I	6,763	287,488

Total Equity Funds (Cost $9,696,924)		10,831,720

Fixed Income Funds 55.0%
IQ Enhanced Core Bond U.S. ETF	48,636	894,416
IQ Enhanced Core Plus Bond U.S. ETF	142	2,681
IQ S&P High Yield Low Volatility Bond ETF	15,853	379,071
MainStay Indexed Bond Fund Class I	873,347	8,820,807
MainStay MacKay Convertible Fund Class I	22,406	383,362
MainStay MacKay High Yield Corporate Bond Fund Class R6	96,008	529,965
MainStay MacKay High Yield Municipal Bond Fund Class I	45,443	560,771
MainStay MacKay Short Duration High Yield Fund Class I	80,886	789,446
MainStay MacKay Short Term Municipal Fund Class I (a)	44,834	427,268
MainStay MacKay Total Return Bond Fund Class R6	567,513	5,731,876

Total Fixed Income Funds (Cost $19,163,808)		18,519,663

Total Affiliated Investment Companies (Cost $28,860,732)		29,351,383

Unaffiliated Investment Companies 12.8%
Equity Funds 5.6%
iShares MSCI All Country Asia ex-Japan ETF	8,961	564,453
iShares MSCI EAFE Small-Cap ETF (b)	10,403	585,169
iShares MSCI Frontier 100 ETF (b)	3,324	89,981
iShares MSCI India ETF	3,203	96,698
iShares MSCI Philippines ETF (b)	2,569	76,916
iShares MSCI Poland ETF (b)	1,737	37,311
iShares Russell 2000 ETF	134	20,104
SPDR S&P Emerging Markets Small Cap ETF	7,484	308,116
VanEck Vectors Africa Index ETF	2,308	46,185

	Shares	Value
Equity Funds (continued)
VanEck Vectors India Small-Cap Index ETF	1,360	$53,190

Total Equity Funds (Cost $2,058,293)		1,878,123

Fixed Income Funds 7.2%
iShares TIPS Bond ETF	5,355	582,838
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	15,062	485,900
Vanguard Short-Term Inflation-Protected Securities ETF (b)	28,110	1,353,778

Total Fixed Income Funds (Cost $2,507,197)		2,422,516

Total Unaffiliated Investment Companies (Cost $4,565,490)		4,300,639

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	111,900	111,900

Total Short-Term Investment (Cost $111,900)		111,900

Total Investments (Cost $33,538,122)	100.2%	33,763,922
Other Assets, Less Liabilities	(0.2)	(79,145)
Net Assets	100.0%	$33,684,777

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $669,452 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $676,275 (See Note 2(H)).

(c)	Current yield as of October 31, 2018.

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$10,831,720	$—	$—	$10,831,720
Fixed Income Funds	18,519,663	—	—	18,519,663
Short-Term Investment	111,900	—	—	111,900

Total Affiliated Investment Companies	29,463,283	—	—	29,463,283

Unaffiliated Investment Companies
Equity Funds	1,878,123	—	—	1,878,123
Fixed Income Funds	2,422,516	—	—	2,422,516

Total Unaffiliated Investment Companies	4,300,639	—	—	4,300,639

Total Investments in Securities	$33,763,922	$—	$—	$33,763,922

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $28,972,632)	$29,463,283
Investment in unaffiliated investment companies, at value (identified cost $4,565,490) including securities on loan of $669,452	4,300,639
Receivables:
Dividends and Interest	44,124
Manager (See Note 3)	14,805
Fund shares sold	6,098
Securities lending income	648
Other assets	28,482

Total assets	33,858,079

Liabilities
Due to custodian	43,897
Payables:
Investment securities purchased	95,394
Transfer agent (See Note 3)	11,730
Professional fees	6,870
Fund shares redeemed	5,235
Custodian	3,295
Shareholder communication	1,781
NYLIFE Distributors (See Note 3)	1,130
Trustees	85
Accrued expenses	3,885

Total liabilities	173,302

Net assets	$33,684,777

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,536
Additional paid-in capital	31,529,962

31,533,498
Total distributable earnings (loss)	2,151,279

Net assets	$33,684,777

Class A
Net assets applicable to outstanding shares	$4,540,874

Shares of beneficial interest outstanding	481,156

Net asset value per share outstanding	$9.44
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$9.99

Investor Class
Net assets applicable to outstanding shares	$604,465

Shares of beneficial interest outstanding	63,630

Net asset value per share outstanding	$9.50
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.05

Class I
Net assets applicable to outstanding shares	$26,438,711

Shares of beneficial interest outstanding	2,776,601

Net asset value and offering price per share outstanding	$9.52

Class R1
Net assets applicable to outstanding shares	$2,032,339

Shares of beneficial interest outstanding	207,070

Net asset value and offering price per share outstanding	$9.81

Class R3
Net assets applicable to outstanding shares	$68,388

Shares of beneficial interest outstanding	7,080

Net asset value and offering price per share outstanding	$9.66

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$709,891
Dividend distributions from unaffiliated investment companies	129,268
Securities lending	3,523
Interest	1,971
Other	122

Total income	844,775

Expenses
Transfer agent (See Note 3)	72,569
Registration	70,775
Manager (See Note 3)	36,452
Professional fees	34,975
Distribution/Service—Class A (See Note 3)	12,894
Distribution/Service—Investor Class (See Note 3)	1,559
Distribution/Service—Class R2 (See Note 3)*	1,240
Distribution/Service—Class R3 (See Note 3)	352
Shareholder communication	10,071
Custodian	6,328
Shareholder service (See Note 3)	2,381
Trustees	803
Miscellaneous	8,795

Total expenses before waiver/reimbursement	259,194
Expense waiver/reimbursement from Manager (See Note 3)	(194,633)

Net expenses	64,561

Net investment income (loss)	780,214

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	218,736
Affiliated investment company transactions	969,320
Realized capital gain distributions from affiliated investment companies	677,827

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,865,883

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(682,681)
Affiliated investments	(2,601,909)

Net change in unrealized appreciation (depreciation) on investments	(3,284,590)

Net realized and unrealized gain (loss) on investments	(1,418,707)

Net increase (decrease) in net assets resulting from operations	$(638,493)

*	Class R2 shares for MainStay Retirement 2010 Fund was discontinued and no longer offered as of June 1, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$780,214	$962,686
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,865,883	2,834,741
Net change in unrealized appreciation (depreciation) on investments	(3,284,590)	243,707

Net increase (decrease) in net assets resulting from operations	(638,493)	4,041,134

Distributions to shareholders (1):
Class A	(548,264)
Investor Class	(55,679)
Class I	(2,787,451)
Class R1	(199,172)
Class R2*	(28,278)
Class R3	(6,250)

	(3,625,094)

Dividends to shareholders from net investment income:
Class A		(200,761)
Investor Class		(38,575)
Class I		(1,064,946)
Class R2		(54,925)
Class R3		(795)

		(1,360,002)

Distributions to shareholders from net realized gain on investments:
Class A		(171,344)
Investor Class		(34,154)
Class I		(834,423)
Class R1		(539)
Class R2		(57,172)
Class R3		(884)

		(1,098,516)

Total dividends and distributions to shareholders	(3,625,094)	(2,458,518)

Capital share transactions:
Net proceeds from sale of shares	5,949,316	7,417,769
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,623,922	2,458,518
Cost of shares redeemed	(9,919,328)	(22,195,850)

Increase (decrease) in net assets derived from capital share transactions	(346,090)	(12,319,563)

Net increase (decrease) in net assets	(4,609,677)	(10,736,947)

Net Assets

Beginning of year	38,294,454	49,031,401

End of year (2)	$33,684,777	$38,294,454

*	Class R2 shares for MainStay Retirement 2010 Fund was discontinued and no longer offered as of June 1, 2018.

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $672,488 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.63	$10.21	$10.37		$10.70	$10.74

Net investment income (loss) (a)	0.19	0.21	0.21		0.21	0.18
Net realized and unrealized gain (loss) on investments	(0.38)	0.69	0.07		(0.09)	0.49

Total from investment operations	(0.19)	0.90	0.28		0.12	0.67

Less dividends and distributions:
From net investment income	(0.25)	(0.26)	(0.22)		(0.19)	(0.20)
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(1.00)	(0.48)	(0.44)		(0.45)	(0.71)

Net asset value at end of year	$9.44	$10.63	$10.21		$10.37	$10.70

Total investment return (b)	(2.10%)	9.29%	2.89%		1.21%	6.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.04%	2.06	%(c)	2.03%	1.75%
Net expenses (d)	0.37%	0.37%	0.35	%(e)	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.90%	0.80%	0.73%		0.68%	0.67%
Portfolio turnover rate	48%	46%	45%		48%	69%
Net assets at end of year (in 000’s)	$4,541	$5,727	$6,321		$7,498	$9,099

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.68	$10.25	$10.41		$10.73	$10.77

Net investment income (loss) (a)	0.18	0.19	0.20		0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.39)	0.71	0.07		(0.08)	0.48

Total from investment operations	(0.21)	0.90	0.27		0.11	0.66

Less dividends and distributions:
From net investment income	(0.22)	(0.25)	(0.21)		(0.17)	(0.19)
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.97)	(0.47)	(0.43)		(0.43)	(0.70)

Net asset value at end of year	$9.50	$10.68	$10.25		$10.41	$10.73

Total investment return (b)	(2.23%)	9.24%	2.79%		1.04%	6.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.81%	1.96	%(c)	1.79%	1.67%
Net expenses (d)	0.47%	0.47%	0.45	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.57%	1.00%	1.02%		0.90%	0.76%
Portfolio turnover rate	48%	46%	45%		48%	69%
Net assets at end of year (in 000’s)	$604	$692	$1,508		$1,389	$1,343

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.73	$10.30	$10.46		$10.79	$10.83

Net investment income (loss) (a)	0.22	0.23	0.23		0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.39)	0.71	0.08		(0.08)	0.49

Total from investment operations	(0.17)	0.94	0.31		0.15	0.70

Less dividends and distributions:
From net investment income	(0.29)	(0.29)	(0.25)		(0.22)	(0.23)
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(1.04)	(0.51)	(0.47)		(0.48)	(0.74)

Net asset value at end of year	$9.52	$10.73	$10.30		$10.46	$10.79

Total investment return (b)	(1.90%)	9.56%	3.15%		1.46%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.23%	2.31	%(c)	2.17%	2.02%
Net expenses (d)	0.12%	0.12%	0.10	%(e)	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.65%	0.56%	0.49%		0.43%	0.42%
Portfolio turnover rate	48%	46%	45%		48%	69%
Net assets at end of year (in 000’s)	$26,439	$29,130	$38,545		$39,519	$45,279

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,					August 21, 2014** through October 31, 2014
Class R1	2018	2017	2016		2015
Net asset value at beginning of period	$11.02	$10.30	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.19	0.22	0.23		0.22	0.04
Net realized and unrealized gain (loss) on investments	(0.38)	0.72	0.07		(0.08)	(0.03)

Total from investment operations	(0.19)	0.94	0.30		0.14	0.01

Less dividends and distributions:
From net investment income	(0.27)	—	(0.24)		(0.21)	—
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	—

Total dividends and distributions	(1.02)	(0.22)	(0.46)		(0.47)	—

Net asset value at end of period	$9.81	$11.02	$10.30		$10.46	$10.79

Total investment return (b)	(1.96%)	9.35%	3.09%		1.35%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.06%	2.29	%(d)	2.06%	2.07	%††
Net expenses (e)	0.22%	0.22%	0.19	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.75%	0.65%	0.56%		0.53%	0.54	%††
Portfolio turnover rate	48%	46%	45%		48%	69%
Net assets at end of period (in 000’s)	$2,032	$27	$25		$15,645	$17,477

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.86	$10.40	$10.55		$10.87	$10.73

Net investment income (loss) (a)	0.16	0.15	0.18		0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.40)	0.73	0.08		(0.08)	0.50

Total from investment operations	(0.24)	0.88	0.26		0.09	0.65

Less dividends and distributions:
From net investment income	(0.21)	(0.20)	(0.19)		(0.15)	—
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)

Total dividends and distributions	(0.96)	(0.42)	(0.41)		(0.41)	(0.51)

Net asset value at end of year	$9.66	$10.86	$10.40		$10.55	$10.87

Total investment return (b)	(2.46%)	8.85%	2.57%		0.83%	6.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%	1.46%	1.75	%(c)	1.55%	1.44%
Net expenses (d)	0.72%	0.72%	0.67	%(e)	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.25%	1.16%	1.13%		1.03%	1.02%
Portfolio turnover rate	48%	46%	45%		48%	69%
Net assets at end of year (in 000’s)	$68	$70	$41		$11	$11

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–7.20 –1.80%	3.30 4.48%	7.58 8.19%	1.13 1.13%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.27 –1.87	3.20 4.37	7.48 8.09	1.31 1.31
Class I Shares	No Sales Charge		6/29/2007	–1.58	4.75	8.45	0.88
Class R1 Shares	No Sales Charge		8/21/2014	–1.54	3.71	3.71	0.98
Class R2 Shares	No Sales Charge		1/8/2009	–2.01	4.34	8.27	1.23
Class R3 Shares	No Sales Charge		5/1/2008	–2.13	4.11	7.81	1.48

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
MSCI EAFE® Index[4]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Retirement 2020 Composite Index[6]	1.28	5.94	8.67
Morningstar Target Date 2020 Category Average[7]	–0.60	4.22	7.78

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2020 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016-2020) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$975.40	$1.84	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$975.40	$2.34	$1,022.81	$2.40	0.47%

Class I Shares	$1,000.00	$976.40	$0.60	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$976.10	$1.10	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$974.60	$2.34	$1,022.84	$2.40	0.47%

Class R3 Shares	$1,000.00	$973.90	$3.58	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Fund’s portfolio is subject to change.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2020 Fund returned –1.58%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 1.28% return of the Retirement 2020 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.60% return of the Morningstar Target Date 2020 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2020 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer,

1.	See page 20 for other share class returns, which may be higher or lower than Class I share returns. See page 21 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

One significant allocation change was an increase in exposure to MainStay Indexed Bond Fund, which reflected the Fund’s shift into higher credit-quality instruments. This increase was primarily funded from sales of MainStay MacKay Total Return Bond Fund, with additional contributions coming from IQ Enhanced Core Bond U.S. ETF, MainStay MacKay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

25

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF and iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Short Duration High Yield Fund and Vanguard Short-Term Inflation-Protected Securities ETF. Among the most substantial detractors from Fund performance were MainStay MacKay Total Return Bond Fund and MainStay Indexed Bond Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 87.0%†
Equity Funds 50.1%
IQ 50 Percent Hedged FTSE International ETF	281,805	$5,517,742
IQ Chaikin U.S. Large Cap ETF	393,563	9,547,838
IQ Chaikin U.S. Small Cap ETF	320,884	8,089,486
IQ Global Resources ETF (a)	45,487	1,214,503
MainStay Epoch International Choice Fund Class I	144,601	4,829,690
MainStay Epoch U.S. All Cap Fund Class R6 (a)	213,236	5,870,394
MainStay Epoch U.S. Equity Yield Fund Class R6	262,409	4,159,176
MainStay Large Cap Growth Fund Class R6	444,200	4,779,595
MainStay MacKay Common Stock Fund Class I	128,650	3,401,502
MainStay MacKay Growth Fund Class I	76,437	2,849,555
MainStay MacKay International Equity Fund Class I	32,527	506,447
MainStay MacKay S&P 500 Index Fund Class I	66,908	3,343,390
MainStay MAP Equity Fund Class I	71,298	3,030,874

Total Equity Funds (Cost $48,893,745)		57,140,192

Fixed Income Funds 36.9%
IQ Enhanced Core Bond U.S. ETF (b)	160,078	2,943,834
IQ Enhanced Core Plus Bond U.S. ETF	3,197	60,359
IQ S&P High Yield Low Volatility Bond ETF	11,044	264,080
MainStay Indexed Bond Fund Class I (b)	1,437,273	14,516,459
MainStay MacKay Convertible Fund Class I	74,027	1,266,601
MainStay MacKay High Yield Corporate Bond Fund Class R6	58,557	323,235
MainStay MacKay High Yield Municipal Bond Fund Class I	148,837	1,836,651
MainStay MacKay Short Duration High Yield Fund Class I	283,557	2,767,518
MainStay MacKay Short Term Municipal Fund Class I (a)	151,663	1,445,342
MainStay MacKay Total Return Bond Fund Class R6 (b)	1,655,747	16,723,047

Total Fixed Income Funds (Cost $43,226,879)		42,147,126

Total Affiliated Investment Companies (Cost $92,120,624)		99,287,318

Unaffiliated Investment Companies 13.3%
Equity Funds 7.8%
iShares MSCI All Country Asia ex-Japan ETF	38,369	2,416,863
iShares MSCI EAFE Small-Cap ETF (c)	53,015	2,982,094
iShares MSCI Frontier 100 ETF (c)	14,296	386,993
iShares MSCI India ETF	13,754	415,233
iShares MSCI Philippines ETF (c)	11,044	330,658
iShares MSCI Poland ETF	8,332	178,971
iShares Russell 2000 ETF	2,925	438,838

	Shares	Value
Equity Funds (continued)
SPDR S&P Emerging Markets Small Cap ETF	31,684	$1,304,430
VanEck Vectors Africa Index ETF	9,830	196,706
VanEck Vectors India Small-Cap Index ETF	7,203	281,709

Total Equity Funds (Cost $9,148,515)		8,932,495

Fixed Income Funds 5.5%
iShares TIPS Bond ETF	14,225	1,548,249
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	36,356	1,172,829
Vanguard Short-Term Inflation-Protected Securities ETF	73,445	3,537,111

Total Fixed Income Funds (Cost $6,450,306)		6,258,189

Total Unaffiliated Investment Companies (Cost $15,598,821)		15,190,684

Total Investments (Cost $107,719,445)	100.3%	114,478,002
Other Assets, Less Liabilities	(0.3)	(302,445)
Net Assets	100.0%	$114,175,557

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $3,285,572 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $3,318,522 (See Note 2(H)).

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$57,140,192	$—	$—	$57,140,192
Fixed Income Funds	42,147,126	—	—	42,147,126

Total Affiliated Investment Companies	99,287,318	—	—	99,287,318

Unaffiliated Investment Companies
Equity Funds	8,932,495	—	—	8,932,495
Fixed Income Funds	6,258,189	—	—	6,258,189

Total Unaffiliated Investment Companies	15,190,684	—	—	15,190,684

Total Investments in Securities	$114,478,002	$—	$—	$114,478,002

(a)	For a complete listing of investments, see the Portfolio of Investments.

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $92,120,624)	$99,287,318
Investment in unaffiliated investment companies, at value (identified cost $15,598,821) including securities on loan of $3,285,572	15,190,684
Receivables:
Fund shares sold	118,282
Dividends and Interest	99,777
Manager (See Note 3)	6,179
Securities lending income	2,589
Other assets	29,293

Total assets	114,734,122

Liabilities
Due to custodian	172,000
Payables:
Investment securities purchased	292,695
Fund shares redeemed	55,807
Transfer agent (See Note 3)	11,212
Professional fees	7,823
Shareholder communication	5,835
NYLIFE Distributors (See Note 3)	5,477
Custodian	3,159
Trustees	291
Accrued expenses	4,266

Total liabilities	558,565

Net assets	$114,175,557

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,028
Additional paid-in capital	98,876,571

98,887,599
Total distributable earnings (loss)	15,287,958

Net assets	$114,175,557

Class A
Net assets applicable to outstanding shares	$22,150,015

Shares of beneficial interest outstanding	2,152,477

Net asset value per share outstanding	$10.29
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.89

Investor Class
Net assets applicable to outstanding shares	$3,290,466

Shares of beneficial interest outstanding	318,865

Net asset value per share outstanding	$10.32
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.92

Class I
Net assets applicable to outstanding shares	$86,536,774

Shares of beneficial interest outstanding	8,349,496

Net asset value and offering price per share outstanding	$10.36

Class R1
Net assets applicable to outstanding shares	$2,063,410

Shares of beneficial interest outstanding	194,326

Net asset value and offering price per share outstanding	$10.62

Class R2
Net assets applicable to outstanding shares	$75,934

Shares of beneficial interest outstanding	7,335

Net asset value and offering price per share outstanding	$10.35

Class R3
Net assets applicable to outstanding shares	$58,958

Shares of beneficial interest outstanding	5,636

Net asset value and offering price per share outstanding	$10.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,053,665
Dividend distributions from unaffiliated investment companies	417,106
Securities lending	10,057
Interest	7,014
Other	408

Total income	2,488,250

Expenses
Manager (See Note 3)	123,564
Registration	71,301
Transfer agent (See Note 3)	70,471
Distribution/Service—Class A (See Note 3)	57,102
Distribution/Service—Investor Class (See Note 3)	8,381
Distribution/Service—Class R2 (See Note 3)	1,841
Distribution/Service—Class R3 (See Note 3)	319
Professional fees	39,342
Shareholder communication	20,733
Custodian	6,412
Trustees	2,730
Shareholder service (See Note 3)	2,670
Miscellaneous	10,990

Total expenses before waiver/reimbursement	415,856
Expense waiver/reimbursement from Manager (See Note 3)	(187,910)

Net expenses	227,946

Net investment income (loss)	2,260,304

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	963,560
Affiliated investment company transactions	4,524,127
Realized capital gain distributions from affiliated investment companies	3,444,727

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,932,414

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,861,249)
Affiliated investments	(10,039,767)

Net change in unrealized appreciation (depreciation) on investments	(12,901,016)

Net realized and unrealized gain (loss) on investments	(3,968,602)

Net increase (decrease) in net assets resulting from operations	$(1,708,298)

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,260,304	$2,713,197
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,932,414	9,121,925
Net change in unrealized appreciation (depreciation) on investments	(12,901,016)	6,390,674

Net increase (decrease) in net assets resulting from operations	(1,708,298)	18,225,796

Distributions to shareholders (1):
Class A	(1,947,116)
Investor Class	(269,305)
Class I	(8,512,994)
Class R1	(187,111)
Class R2	(58,327)
Class R3	(5,993)

	(10,980,846)

Dividends to shareholders from net investment income:
Class A		(440,619)
Investor Class		(162,682)
Class I		(2,673,559)
Class R2		(37,051)
Class R3		(1,094)

		(3,315,005)

Distributions to shareholders from net realized gain on investments:
Class A		(462,597)
Investor Class		(179,315)
Class I		(2,538,470)
Class R1		(536)
Class R2		(62,487)
Class R3		(2,206)

		(3,245,611)

Total dividends and distributions to shareholders	(10,980,846)	(6,560,616)

Capital share transactions:
Net proceeds from sale of shares	17,955,415	23,478,863
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,973,980	6,555,187
Cost of shares redeemed	(26,117,300)	(63,724,416)

Increase (decrease) in net assets derived from capital share transactions	2,812,095	(33,690,366)

Net increase (decrease) in net assets	(9,877,049)	(22,025,186)

	2018	2017
Net Assets
Beginning of year	124,052,606	146,077,792

End of year (2)	$114,175,557	$124,052,606

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,657,202 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$11.46	$10.51	$10.76		$10.99	$10.70

Net investment income (loss) (a)	0.18	0.19	0.18		0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.35)	1.21	0.02		(0.04)	0.64

Total from investment operations	(0.17)	1.40	0.20		0.16	0.79

Less dividends and distributions:
From net investment income	(0.24)	(0.22)	(0.20)		(0.17)	(0.17)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.00)	(0.45)	(0.45)		(0.39)	(0.50)

Net asset value at end of year	$10.29	$11.46	$10.51		$10.76	$10.99

Total investment return (b)	(1.80%)	13.82%	1.99%		1.50%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.80%	1.71	%(c)	1.81%	1.40%
Net expenses (d)	0.37%	0.37%	0.36	%(e)	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.53%	0.51%	0.51%		0.50%	0.52%
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of year (in 000’s)	$22,150	$22,240	$18,083		$17,155	$21,397

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$11.47	$10.52	$10.78		$11.00	$10.71

Net investment income (loss) (a)	0.17	0.17	0.16		0.16	0.14
Net realized and unrealized gain (loss) on investments	(0.35)	1.22	0.02		(0.01)	0.64

Total from investment operations	(0.18)	1.39	0.18		0.15	0.78

Less dividends and distributions:
From net investment income	(0.21)	(0.21)	(0.19)		(0.15)	(0.16)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(0.97)	(0.44)	(0.44)		(0.37)	(0.49)

Net asset value at end of year	$10.32	$11.47	$10.52		$10.78	$11.00

Total investment return (b)	(1.87%)	13.69%	1.80%		1.46%	7.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.58%	1.59	%(c)	1.46%	1.27%
Net expenses (d)	0.47%	0.47%	0.46	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.90%	0.69%	0.68%		0.66%	0.69%
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of year (in 000’s)	$3,290	$3,304	$8,243		$7,395	$6,840

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$11.54	$10.58	$10.83		$11.06	$10.76

Net investment income (loss) (a)	0.21	0.22	0.20		0.20	0.17
Net realized and unrealized gain (loss) on investments	(0.35)	1.21	0.03		(0.01)	0.65

Total from investment operations	(0.14)	1.43	0.23		0.19	0.82

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.23)		(0.20)	(0.19)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(1.04)	(0.47)	(0.48)		(0.42)	(0.52)

Net asset value at end of year	$10.36	$11.54	$10.58		$10.83	$11.06

Total investment return (b)	(1.58%)	14.07%	2.24%		1.82%	7.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.04%	1.96	%(c)	1.82%	1.58%
Net expenses (d)	0.12%	0.12%	0.11	%(e)	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.28%	0.26%	0.26%		0.25%	0.26%
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of year (in 000’s)	$86,537	$95,520	$116,812		$114,763	$114,587

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,					August 21, 2014** through October 31,
Class R1	2018	2017	2016		2015	2014
Net asset value at beginning of period	$11.79	$10.57	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.16	0.20	0.20		0.19	0.03
Net realized and unrealized gain (loss) on investments	(0.30)	1.25	0.01		(0.01)	(0.02)

Total from investment operations	(0.14)	1.45	0.21		0.18	0.01

Less dividends and distributions:
From net investment income	(0.27)	—	(0.22)		(0.20)	—
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	—

Total dividends and distributions	(1.03)	(0.23)	(0.47)		(0.42)	—

Net asset value at end of period	$10.62	$11.79	$10.57		$10.83	$11.07

Total investment return (b)	(1.54%)	13.98%	2.03%		1.67%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.83%	1.96	%(d)	1.74%	1.38	%††
Net expenses (e)	0.22%	0.22%	0.21	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.38%	0.36%	0.35%		0.35%	0.35	%††
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of period (in 000’s)	$2,063	$28	$25		$30,610	$30,258

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016		2015	2014
Net asset value at beginning of year	$11.53	$10.50	$10.76		$10.99	$10.70

Net investment income (loss) (a)	0.27	0.18	0.16		0.17	0.14
Net realized and unrealized gain (loss) on investments	(0.46)	1.22	0.02		(0.02)	0.64

Total from investment operations	(0.19)	1.40	0.18		0.15	0.78

Less dividends and distributions:
From net investment income	(0.23)	(0.14)	(0.19)		(0.16)	(0.16)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(0.99)	(0.37)	(0.44)		(0.38)	(0.49)

Net asset value at end of year	$10.35	$11.53	$10.50		$10.76	$10.99

Total investment return (b)	(2.01%)	13.71%	1.80%		1.43%	7.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	1.63%	1.60	%(c)	1.59%	1.26%
Net expenses (d)	0.47%	0.47%	0.46	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.62%	0.61%	0.61%		0.60%	0.61%
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of year (in 000’s)	$76	$2,888	$2,818		$2,661	$5,082

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2018	2017	2016		2015	2014
Net asset value at beginning of year	$11.63	$10.59	$10.85		$11.08	$10.66

Net investment income (loss) (a)	0.15	0.17	0.12		0.17	0.12
Net realized and unrealized gain (loss) on investments	(0.36)	1.21	0.04		(0.05)	0.63

Total from investment operations	(0.21)	1.38	0.16		0.12	0.75

Less dividends and distributions:
From net investment income	(0.20)	(0.11)	(0.17)		(0.13)	(0.00)‡
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)

Total dividends and distributions	(0.96)	(0.34)	(0.42)		(0.35)	(0.33)

Net asset value at end of year	$10.46	$11.63	$10.59		$10.85	$11.08

Total investment return (b)	(2.13%)	13.44%	1.57%		1.13%	7.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.56%	1.13	%(c)	1.52%	1.13%
Net expenses (d)	0.72%	0.72%	0.71	%(e)	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.88%	0.86%	0.86%		0.85%	0.86%
Portfolio turnover rate	52%	45%	48%		49%	64%
Net assets at end of year (in 000’s)	$59	$72	$97		$35	$78

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–6.75 –1.32%	4.20 5.39%	8.52 9.14%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.84 –1.42	4.10 5.28	8.42 9.04	1.35 1.35
Class I Shares	No Sales Charge		6/29/2007	–1.13	5.62	9.41	0.90
Class R1 Shares	No Sales Charge		8/21/2014	–1.07	4.56	4.56	0.99
Class R2 Shares	No Sales Charge		1/8/2009	–1.51	5.24	9.37	1.25
Class R3 Shares	No Sales Charge		5/1/2008	–1.64	5.01	8.75	1.50

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
MSCI EAFE® Index[4]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Retirement 2030 Composite Index[6]	2.23	7.14	9.89
Morningstar Target Date 2030 Category Average[7]	–0.44	5.25	8.92

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2030 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026-2030) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$971.80	$1.84	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$971.90	$2.34	$1,022.84	$2.40	0.47%

Class I Shares	$1,000.00	$972.90	$0.60	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$972.60	$1.09	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$971.00	$2.33	$1,022.84	$2.40	0.47%

Class R3 Shares	$1,000.00	$970.40	$3.58	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Fund’s portfolio is subject to change.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2030 Fund returned –1.13%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 2.23% return of the Retirement 2030 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.44% return of the Morningstar Target Date 2030 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2030 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Under lying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of

1.	See page 35 for other share class returns, which may be higher or lower than Class I share returns. See page 36 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multi-factor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund’s allocation to MainStay Indexed Bond Fund was increased moderately as the Fund shifted toward higher-quality instruments. The increase was primarily sourced from IQ Enhanced Core Bond U.S. ETF.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

40	MainStay Retirement 2030 Fund

Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF, iShares MSCI EAFE Small-Cap ETF and MainStay Epoch International Choice Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability.

In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 87.5%†
Equity Funds 64.7%
IQ 50 Percent Hedged FTSE International ETF	635,301	$12,439,194
IQ Chaikin U.S. Large Cap ETF	875,303	21,234,851
IQ Chaikin U.S. Small Cap ETF	885,875	22,332,909
IQ Global Resources ETF (a)	137,384	3,668,153
MainStay Epoch International Choice Fund Class I	466,245	15,572,569
MainStay Epoch U.S. All Cap Fund Class R6 (a)	726,055	19,988,289
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)(b)	835,962	13,249,992
MainStay Large Cap Growth Fund Class R6	1,355,360	14,583,675
MainStay MacKay Common Stock Fund Class I (b)	384,473	10,165,465
MainStay MacKay Growth Fund Class I (b)	192,667	7,182,642
MainStay MacKay International Equity Fund Class I	205,334	3,197,047
MainStay MacKay S&P 500 Index Fund Class I	214,090	10,698,083
MainStay MAP Equity Fund Class I	221,137	9,400,541

Total Equity Funds (Cost $141,819,286)		163,713,410

Fixed Income Funds 22.8%
IQ Enhanced Core Bond U.S. ETF	352	6,473
IQ Enhanced Core Plus Bond U.S. ETF	145,634	2,749,570
IQ S&P High Yield Low Volatility Bond ETF	24,278	580,526
MainStay Indexed Bond Fund Class I	795,610	8,035,665
MainStay MacKay Convertible Fund Class I	171,295	2,930,850
MainStay MacKay High Yield Corporate Bond Fund Class R6	109,446	604,141
MainStay MacKay High Yield Municipal Bond Fund Class I	352,434	4,349,036
MainStay MacKay Short Duration High Yield Fund Class I	632,750	6,175,643
MainStay MacKay Short Term Municipal Fund Class I (a)	337,669	3,217,987
MainStay MacKay Total Return Bond Fund Class R6 (a)(b)	2,872,374	29,010,979

Total Fixed Income Funds (Cost $58,727,994)		57,660,870

Total Affiliated Investment Companies (Cost $200,547,280)		221,374,280

Unaffiliated Investment Companies 11.7%
Equity Funds 9.1%
iShares MSCI All Country Asia ex-Japan ETF	98,707	6,217,554
iShares MSCI EAFE Small-Cap ETF (c)	136,758	7,692,637
iShares MSCI Frontier 100 ETF	32,163	870,652
iShares MSCI India ETF	30,769	928,916
iShares MSCI Philippines ETF (c)	26,151	782,961
iShares MSCI Poland ETF	19,019	408,528

	Shares	Value
Equity Funds (continued)
iShares Russell 2000 ETF	11,130	$1,669,834
SPDR S&P Emerging Markets Small Cap ETF	83,096	3,421,062
VanEck Vectors Africa Index ETF	22,367	447,582
VanEck Vectors India Small-Cap Index ETF	16,369	640,192

Total Equity Funds (Cost $23,676,715)		23,079,918

Fixed Income Funds 2.6%
iShares TIPS Bond ETF	7,078	770,370
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	121,571	3,921,880
Vanguard Short-Term Inflation-Protected Securities ETF	38,232	1,841,253

Total Fixed Income Funds (Cost $6,999,432)		6,533,503

Total Unaffiliated Investment Companies (Cost $30,676,147)		29,613,421

Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	2,695,756	2,695,756

Total Short-Term Investment (Cost $2,695,756)		2,695,756

Total Investments (Cost $233,919,183)	100.3%	253,683,457
Other Assets, Less Liabilities	(0.3)	(864,090)
Net Assets	100.0%	$252,819,367

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $967,243 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $981,451 (See Note 2(H)).

(d)	Current yield as of October 31, 2018.

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$163,713,410	$—	$—	$163,713,410
Fixed Income Funds	57,660,870	—	—	57,660,870
Short-Term Investment	2,695,756	—	—	2,695,756

Total Affiliated Investment Companies	224,070,036	—	—	224,070,036

Unaffiliated Investment Companies
Equity Funds	23,079,918	—	—	23,079,918
Fixed Income Funds	6,533,503	—	—	6,533,503

Total Unaffiliated Investment Companies	29,613,421	—	—	29,613,421

Total Investments in Securities	$253,683,457	$—	$—	$253,683,457

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $203,243,036)	$224,070,036
Investment in unaffiliated investment companies, at value (identified cost $30,676,147) including securities on loan of $967,243	29,613,421
Receivables:
Dividends and Interest	148,254
Fund shares sold	111,553
Securities lending income	1,765
Manager (See Note 3)	302
Other assets	30,173

Total assets	253,975,504

Liabilities
Due to custodian	530,518
Payables:
Investment securities purchased	464,001
Fund shares redeemed	95,387
Transfer agent (See Note 3)	25,990
Shareholder communication	11,838
Professional fees	9,586
NYLIFE Distributors (See Note 3)	9,463
Custodian	3,732
Trustees	656
Accrued expenses	4,966

Total liabilities	1,156,137

Net assets	$252,819,367

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,735
Additional paid-in capital	214,426,415

214,449,150
Total distributable earnings (loss)	38,370,217

Net assets	$252,819,367

Class A
Net assets applicable to outstanding shares	$35,405,350

Shares of beneficial interest outstanding	3,211,632

Net asset value per share outstanding	$11.02
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.66

Investor Class
Net assets applicable to outstanding shares	$7,341,725

Shares of beneficial interest outstanding	664,410

Net asset value per share outstanding	$11.05
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.69

Class I
Net assets applicable to outstanding shares	$205,280,660

Shares of beneficial interest outstanding	18,435,861

Net asset value and offering price per share outstanding	$11.13

Class R1
Net assets applicable to outstanding shares	$4,232,029

Shares of beneficial interest outstanding	372,604

Net asset value and offering price per share outstanding	$11.36

Class R2
Net assets applicable to outstanding shares	$153,554

Shares of beneficial interest outstanding	13,917

Net asset value and offering price per share outstanding	$11.03

Class R3
Net assets applicable to outstanding shares	$406,049

Shares of beneficial interest outstanding	36,397

Net asset value and offering price per share outstanding	$11.16

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,906,430
Dividend distributions from unaffiliated investment companies	733,987
Securities lending	20,771
Interest	13,889
Other	837

Total income	4,675,914

Expenses
Manager (See Note 3)	262,442
Transfer agent (See Note 3)	160,438
Distribution/Service—Class A (See Note 3)	87,146
Distribution/Service—Investor Class (See Note 3)	18,900
Distribution/Service—Class R2 (See Note 3)	3,589
Distribution/Service—Class R3 (See Note 3)	2,128
Registration	72,217
Professional fees	47,029
Shareholder communication	32,017
Custodian	7,325
Trustees	5,846
Shareholder service (See Note 3)	5,588
Miscellaneous	14,419

Total expenses before waiver/reimbursement	719,084
Expense waiver/reimbursement from Manager (See Note 3)	(285,224)

Net expenses	433,860

Net investment income (loss)	4,242,054

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	3,440,773
Affiliated investment company transactions	7,985,727
Realized capital gain distributions from affiliated investment companies	9,238,351

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	20,664,851

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,917,298)
Affiliated investments	(20,052,036)

Net change in unrealized appreciation (depreciation) on investments	(27,969,334)

Net realized and unrealized gain (loss) on investments	(7,304,483)

Net increase (decrease) in net assets resulting from operations	$(3,062,429)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,242,054	$4,618,238
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	20,664,851	11,124,376
Net change in unrealized appreciation (depreciation) on investments	(27,969,334)	25,356,401

Net increase (decrease) in net assets resulting from operations	(3,062,429)	41,099,015

Distributions to shareholders (1):
Class A	(1,880,043)
Investor Class	(395,200)
Class I	(12,534,857)
Class R1	(244,473)
Class R2	(71,704)
Class R3	(22,473)

	(15,148,750)

Dividends to shareholders from net investment income:
Class A		(424,710)
Investor Class		(254,753)
Class I		(3,967,895)
Class R2		(70,983)
Class R3		(5,100)

		(4,723,441)

Distributions to shareholders from net realized gain on investments:
Class A		(639,490)
Investor Class		(407,328)
Class I		(5,379,510)
Class R1		(675)
Class R2		(134,275)
Class R3		(11,428)

		(6,572,706)

Total dividends and distributions to shareholders	(15,148,750)	(11,296,147)

Capital share transactions:
Net proceeds from sale of shares	40,659,368	40,440,270
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,145,733	11,295,807
Cost of shares redeemed	(33,617,062)	(65,230,542)

Increase (decrease) in net assets derived from capital share transactions	22,188,039	(13,494,465)

Net increase (decrease) in net assets	3,976,860	16,308,403

	2018	2017
Net Assets

Beginning of year	248,842,507	232,534,104

End of year (2)	$252,819,367	$248,842,507

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $2,727,721 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.85	$10.52	$10.87	$11.03	$10.63

Net investment income (loss) (a)	0.16	0.19	0.15	0.20	0.12
Net realized and unrealized gain (loss) on investments	(0.29)	1.62	(0.05)	0.01	0.76

Total from investment operations	(0.13)	1.81	0.10	0.21	0.88

Less dividends and distributions:
From net investment income	(0.24)	(0.19)	(0.19)	(0.16)	(0.15)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(0.70)	(0.48)	(0.45)	(0.37)	(0.48)

Net asset value at end of year	$11.02	$11.85	$10.52	$10.87	$11.03

Total investment return (b)	(1.32%)	17.92%	1.11%	1.87%	8.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%	1.73%	1.48%	1.81%	1.12%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.47%	0.48%	0.50%	0.49%	0.52%
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of year (in 000’s)	$35,405	$30,637	$18,130	$15,685	$21,484

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.86	$10.52	$10.87	$11.03	$10.64

Net investment income (loss) (a)	0.15	0.17	0.14	0.14	0.10
Net realized and unrealized gain (loss) on investments	(0.29)	1.64	(0.04)	0.05	0.76

Total from investment operations	(0.14)	1.81	0.10	0.19	0.86

Less dividends and distributions:
From net investment income	(0.21)	(0.18)	(0.19)	(0.14)	(0.14)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(0.67)	(0.47)	(0.45)	(0.35)	(0.47)

Net asset value at end of year	$11.05	$11.86	$10.52	$10.87	$11.03

Total investment return (b)	(1.42%)	17.91%	1.02%	1.74%	8.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.51%	1.38%	1.23%	0.93%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.88%	0.68%	0.71%	0.71%	0.73%
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of year (in 000’s)	$7,342	$7,453	$14,397	$11,606	$9,428

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.97	$10.62	$10.96	$11.13	$10.73

Net investment income (loss) (a)	0.20	0.21	0.18	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.31)	1.64	(0.04)	0.05	0.77

Total from investment operations	(0.11)	1.85	0.14	0.23	0.91

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.22)	(0.19)	(0.18)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(0.73)	(0.50)	(0.48)	(0.40)	(0.51)

Net asset value at end of year	$11.13	$11.97	$10.62	$10.96	$11.13

Total investment return (b)	(1.13%)	18.19%	1.44%	2.05%	8.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.93%	1.76%	1.62%	1.26%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.22%	0.23%	0.25%	0.24%	0.26%
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of year (in 000’s)	$205,281	$204,800	$194,728	$184,691	$169,153

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2018	2017	2016	2015	2014
Net asset value at beginning of period	$12.19	$10.61	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.13	0.20	0.19	0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.23)	1.67	(0.06)	0.05	(0.03)

Total from investment operations	(0.10)	1.87	0.13	0.22	(0.01)

Less dividends and distributions:
From net investment income	(0.27)	—	(0.21)	(0.18)	—
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	—

Total dividends and distributions	(0.73)	(0.29)	(0.47)	(0.39)	—

Net asset value at end of period	$11.36	$12.19	$10.61	$10.95	$11.12

Total investment return (b)	(1.07%)	18.04%	1.33%	1.98%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.78%	1.84%	1.54%	0.85	% ††
Net expenses (d)	0.22%	0.22%	0.22%	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (d)	0.32%	0.32%	0.34%	0.34%	0.35	% ††
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of period (in 000’s)	$4,232	$29	$25	$22,982	$21,771

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.85	$10.50	$10.84	$11.01	$10.62

Net investment income (loss) (a)	0.29	0.17	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.44)	1.62	(0.05)	0.03	0.76

Total from investment operations	(0.15)	1.79	0.10	0.19	0.86

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.18)	(0.15)	(0.14)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(0.67)	(0.44)	(0.44)	(0.36)	(0.47)

Net asset value at end of year	$11.03	$11.85	$10.50	$10.84	$11.01

Total investment return (b)	(1.51%)	17.71%	1.11%	1.70%	8.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%	1.54%	1.41%	1.44%	0.94%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.57%	0.58%	0.60%	0.59%	0.61%
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of year (in 000’s)	$154	$5,514	$4,840	$4,524	$7,634

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.99	$10.62	$10.96	$11.13	$10.62

Net investment income (loss) (a)	0.13	0.16	0.11	0.12	0.06
Net realized and unrealized gain (loss) on investments	(0.30)	1.63	(0.03)	0.05	0.78

Total from investment operations	(0.17)	1.79	0.08	0.17	0.84

Less dividends and distributions:
From net investment income	(0.20)	(0.13)	(0.16)	(0.13)	—
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)

Total dividends and distributions	(0.66)	(0.42)	(0.42)	(0.34)	(0.33)

Net asset value at end of year	$11.16	$11.99	$10.62	$10.96	$11.13

Total investment return (b)	(1.64%)	17.43%	0.83%	1.47%	8.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	1.44%	1.07%	1.06%	0.57%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.82%	0.83%	0.85%	0.84%	0.86%
Portfolio turnover rate	43%	43%	43%	42%	68%
Net assets at end of year (in 000’s)	$406	$410	$414	$303	$317

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–6.79 –1.36%	4.66 5.85%	9.00 9.62%	1.20 1.20%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.83 –1.40	4.58 5.77	8.92 9.54	1.44 1.44
Class I Shares	No Sales Charge		6/29/2007	–1.16	6.13	9.90	0.95
Class R1 Shares	No Sales Charge		8/21/2014	–1.21	5.00	5.00	1.05
Class R2 Shares	No Sales Charge		1/8/2009	–1.67	5.71	9.97	1.30
Class R3 Shares	No Sales Charge		5/1/2008	–1.75	5.48	9.24	1.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
MSCI EAFE® Index[4]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Retirement 2040 Composite Index[6]	2.83	7.92	10.66
Morningstar Target Date 2040 Category Average[7]	–0.34	5.92	9.60

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2040 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036-2040) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

51

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$966.30	$1.83	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$965.70	$2.33	$1,022.81	$2.40	0.47%

Class I Shares	$1,000.00	$966.70	$0.59	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$966.50	$1.09	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$965.70	$2.33	$1,022.84	$2.40	0.47%

Class R3 Shares	$1,000.00	$963.50	$3.56	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories. The Fund’s portfolio is subject to change.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2040 Fund returned –1.16%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 2.83% return of the Retirement 2040 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.34% return of the Morningstar Target Date 2040 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2040 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2040 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a

1.	See page 50 for other share class returns, which may be higher or lower than Class I share returns. See page 51 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

trade war might be on the horizon. Following several quarters of year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued

to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

55

performance were IQ Chaikin U.S. Small Cap ETF, iShares MSCI EAFE Small-Cap ETF and MainStay Epoch International Choice Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Plus Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability.

In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 85.8%†
Equity Funds 76.5%
IQ 50 Percent Hedged FTSE International ETF	547,909	$10,728,058
IQ Chaikin U.S. Large Cap ETF	873,052	21,180,242
IQ Chaikin U.S. Small Cap ETF (a)	1,086,650	27,394,446
IQ Global Resources ETF (b)	141,080	3,766,836
MainStay Epoch International Choice Fund Class I	533,439	17,816,850
MainStay Epoch U.S. All Cap Fund Class R6 (b)	731,073	20,126,433
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	927,723	14,704,412
MainStay Large Cap Growth Fund Class R6	1,302,398	14,013,802
MainStay MacKay Common Stock Fund Class I (a)	375,435	9,926,500
MainStay MacKay Growth Fund Class I (a)	163,033	6,077,862
MainStay MacKay International Equity Fund Class I	288,722	4,495,403
MainStay MacKay S&P 500 Index Fund Class I	183,567	9,172,828
MainStay MAP Equity Fund Class I	199,547	8,482,767

Total Equity Funds (Cost $150,635,061)		167,886,439

Fixed Income Funds 9.3%
IQ Enhanced Core Plus Bond U.S. ETF	106,920	2,018,650
IQ S&P High Yield Low Volatility Bond ETF	14,313	342,247
MainStay MacKay Convertible Fund Class I	151,349	2,589,583
MainStay MacKay High Yield Corporate Bond Fund Class R6	119,996	662,378
MainStay MacKay High Yield Municipal Bond Fund Class I	309,106	3,814,362
MainStay MacKay Short Duration High Yield Fund Class I	279,231	2,725,295
MainStay MacKay Short Term Municipal Fund Class I (b)	286,533	2,730,663
MainStay MacKay Total Return Bond Fund Class R6	552,107	5,576,282

Total Fixed Income Funds (Cost $20,521,520)		20,459,460

Total Affiliated Investment Companies (Cost $171,156,581)		188,345,899

Unaffiliated Investment Companies 13.1%
Equity Funds 10.6%
iShares MSCI All Country Asia ex-Japan ETF	97,740	6,156,643
iShares MSCI EAFE Small-Cap ETF	141,967	7,985,644
iShares MSCI Frontier 100 ETF	30,776	833,106
iShares MSCI India ETF	29,227	882,363
iShares MSCI Philippines ETF (c)	25,341	758,710
iShares MSCI Poland ETF (c)	17,313	371,883
iShares Russell 2000 ETF	12,959	1,944,239
SPDR S&P Emerging Markets Small Cap ETF	81,165	3,341,563

	Shares	Value
Equity Funds (continued)
VanEck Vectors Africa Index ETF	20,853	$417,285
VanEck Vectors India Small-Cap Index ETF	14,230	556,535

Total Equity Funds (Cost $24,018,687)		23,247,971

Fixed Income Funds 2.5%
iShares TIPS Bond ETF	5,995	652,496
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	99,827	3,220,419
Vanguard Short-Term Inflation-Protected Securities ETF	32,952	1,586,968

Total Fixed Income Funds (Cost $5,861,617)		5,459,883

Total Unaffiliated Investment Companies (Cost $29,880,304)		28,707,854

Short-Term Investment 1.2%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	2,782,007	2,782,007

Total Short-Term Investment (Cost $2,782,007)		2,782,007

Total Investments (Cost $203,818,892)	100.1%	219,835,760
Other Assets, Less Liabilities	(0.1)	(325,845)
Net Assets	100.0%	$219,509,915

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $761,114 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $775,406 (See Note 2(H)).

(d)	Current yield as of October 31, 2018.

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$167,886,439	$—	$—	$167,886,439
Fixed Income Funds	20,459,460	—	—	20,459,460
Short-Term Investment	2,782,007	—	—	2,782,007

Total Affiliated Investment Companies	191,127,906	—	—	191,127,906

Unaffiliated Investment Companies
Equity Funds	23,247,971	—	—	23,247,971
Fixed Income Funds	5,459,883	—	—	5,459,883

Total Unaffiliated Investment Companies	28,707,854	—	—	28,707,854

Total Investments in Securities	$219,835,760	$—	$—	$219,835,760

(a)	For a complete listing of investments, see the Portfolio of Investments.

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $173,938,588)	$191,127,906
Investment in unaffiliated investment companies, at value (identified cost $29,880,304) including securities on loan of $761,114	28,707,854
Receivables:
Fund shares sold	249,009
Dividends and Interest	54,173
Manager (See Note 3)	5,446
Securities lending income	1,135
Other assets	29,844

Total assets	220,175,367

Liabilities
Due to custodian	55,909
Payables:
Investment securities purchased	409,714
Fund shares redeemed	133,662
Transfer agent (See Note 3)	30,453
Shareholder communication	9,941
Professional fees	9,207
NYLIFE Distributors (See Note 3)	7,747
Custodian	3,444
Trustees	571
Accrued expenses	4,804

Total liabilities	665,452

Net assets	$219,509,915

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,896
Additional paid-in capital	185,458,775

185,477,671
Total distributable earnings (loss)	34,032,244

Net assets	$219,509,915

Class A
Net assets applicable to outstanding shares	$25,629,264

Shares of beneficial interest outstanding	2,232,593

Net asset value per share outstanding	$11.48
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.15

Investor Class
Net assets applicable to outstanding shares	$9,621,385

Shares of beneficial interest outstanding	833,109

Net asset value per share outstanding	$11.55
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.22

Class I
Net assets applicable to outstanding shares	$178,312,643

Shares of beneficial interest outstanding	15,327,564

Net asset value and offering price per share outstanding	$11.63

Class R1
Net assets applicable to outstanding shares	$5,610,004

Shares of beneficial interest outstanding	473,684

Net asset value and offering price per share outstanding	$11.84

Class R2
Net assets applicable to outstanding shares	$59,255

Shares of beneficial interest outstanding	5,135

Net asset value and offering price per share outstanding	$11.54

Class R3
Net assets applicable to outstanding shares	$277,364

Shares of beneficial interest outstanding	23,882

Net asset value and offering price per share outstanding	$11.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,730,781
Dividend distributions from unaffiliated investment companies	675,420
Securities lending	19,755
Interest	12,655
Other	713

Total income	3,439,324

Expenses
Manager (See Note 3)	225,283
Transfer agent (See Note 3)	185,944
Distribution/Service—Class A (See Note 3)	63,627
Distribution/Service—Investor Class (See Note 3)	24,170
Distribution/Service—Class R2 (See Note 3)	3,425
Distribution/Service—Class R3 (See Note 3)	1,098
Registration	72,383
Professional fees	45,178
Shareholder communication	28,800
Custodian	7,745
Shareholder service (See Note 3)	6,634
Trustees	5,030
Miscellaneous	13,482

Total expenses before waiver/reimbursement	682,799
Expense waiver/reimbursement from Manager (See Note 3)	(292,860)

Net expenses	389,939

Net investment income (loss)	3,049,385

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	4,981,711
Affiliated investment company transactions	6,461,941
Realized capital gain distributions from affiliated investment companies	9,176,441

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	20,620,093

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,323,997)
Affiliated investments	(17,418,172)

Net change in unrealized appreciation (depreciation) on investments	(26,742,169)

Net realized and unrealized gain (loss) on investments	(6,122,076)

Net increase (decrease) in net assets resulting from operations	$(3,072,691)

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,049,385	$3,316,407
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	20,620,093	7,743,098
Net change in unrealized appreciation (depreciation) on investments	(26,742,169)	27,147,393

Net increase (decrease) in net assets resulting from operations	(3,072,691)	38,206,898

Distributions to shareholders (1):
Class A	(1,189,675)
Investor Class	(421,064)
Class I	(9,017,301)
Class R1	(281,104)
Class R2	(37,001)
Class R3	(7,066)

	(10,953,211)

Dividends to shareholders from net investment income:
Class A		(231,209)
Investor Class		(224,365)
Class I		(2,752,224)
Class R2		(73,929)
Class R3		(309)

		(3,282,036)

Distributions to shareholders from net realized gain on investments:
Class A		(439,380)
Investor Class		(452,466)
Class I		(4,681,219)
Class R1		(828)
Class R2		(167,727)
Class R3		(823)

		(5,742,443)

Total dividends and distributions to shareholders	(10,953,211)	(9,024,479)

Capital share transactions:
Net proceeds from sale of shares	40,710,995	38,032,145
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,953,026	9,023,497
Cost of shares redeemed	(25,984,409)	(50,299,049)

Increase (decrease) in net assets derived from capital share transactions	25,679,612	(3,243,407)

Net increase (decrease) in net assets	11,653,710	25,939,012

	2018	2017
Net Assets
Beginning of year	207,856,205	181,917,193

End of year (2)	$219,509,915	$207,856,205

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,779,012 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.24	$10.62	$11.03		$11.23	$10.73

Net investment income (loss) (a)	0.14	0.17	0.12		0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.28)	1.95	(0.08)		0.06	0.83

Total from investment operations	(0.14)	2.12	0.04		0.23	0.92

Less dividends and distributions:
From net investment income	(0.23)	(0.17)	(0.17)		(0.15)	(0.14)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(0.62)	(0.50)	(0.45)		(0.43)	(0.42)

Net asset value at end of year	$11.48	$12.24	$10.62		$11.03	$11.23

Total investment return (b)	(1.36%)	20.77%	0.50%		2.03%	8.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.50%	1.19	%(c)	1.56%	0.86%
Net expenses (d)	0.37%	0.37%	0.36	%(e)	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.49%	0.51%	0.54%		0.54%	0.60%
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of year (in 000’s)	$25,629	$22,270	$10,187		$8,831	$12,924

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.29	$10.66	$11.08		$11.27	$10.76

Net investment income (loss) (a)	0.13	0.15	0.11		0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.28)	1.97	(0.09)		0.12	0.85

Total from investment operations	(0.15)	2.12	0.02		0.22	0.92

Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.16)		(0.13)	(0.13)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(0.59)	(0.49)	(0.44)		(0.41)	(0.41)

Net asset value at end of year	$11.55	$12.29	$10.66		$11.08	$11.27

Total investment return (b)	(1.40%)	20.67%	0.32%		1.95%	8.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.32%	1.07	%(c)	0.93%	0.68%
Net expenses (d)	0.47%	0.47%	0.46	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.92%	0.75%	0.80%		0.79%	0.81%
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of year (in 000’s)	$9,621	$9,064	$14,150		$11,231	$8,424

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.40	$10.74	$11.16		$11.35	$10.83

Net investment income (loss) (a)	0.17	0.20	0.16		0.15	0.11
Net realized and unrealized gain (loss) on investments	(0.29)	1.98	(0.10)		0.11	0.86

Total from investment operations	(0.12)	2.18	0.06		0.26	0.97

Less dividends and distributions:
From net investment income	(0.26)	(0.19)	(0.20)		(0.17)	(0.17)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(0.65)	(0.52)	(0.48)		(0.45)	(0.45)

Net asset value at end of year	$11.63	$12.40	$10.74		$11.16	$11.35

Total investment return (b)	(1.16%)	21.15%	0.66%		2.31%	9.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.71%	1.47	%(c)	1.36%	0.97%
Net expenses (d)	0.12%	0.12%	0.11	%(e)	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.24%	0.26%	0.29%		0.29%	0.34%
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of year (in 000’s)	$178,313	$169,644	$152,163		$144,000	$131,608

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,					August 21, 2014** through October 31,
Class R1	2018	2017	2016		2015	2014
Net asset value at beginning of period	$12.61	$10.74	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.10	0.18	0.16		0.14	0.01
Net realized and unrealized gain (loss) on investments	(0.22)	2.02	(0.11)		0.11	(0.02)

Total from investment operations	(0.12)	2.20	0.05		0.25	(0.01)

Less dividends and distributions:
From net investment income	(0.26)	—	(0.19)		(0.16)	—
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	—

Total dividends and distributions	(0.65)	(0.33)	(0.47)		(0.44)	—

Net asset value at end of period	$11.84	$12.61	$10.74		$11.16	$11.35

Total investment return (b)	(1.21%)	20.99%	0.60%		2.21%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	1.55%	1.52	%(d)	1.26%	0.37	% ††
Net expenses (e)	0.22%	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.34%	0.36%	0.39%		0.39%	0.41	% ††
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of period (in 000’s)	$5,610	$34	$27		$12,902	$12,248

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.29	$10.64	$11.06		$11.26	$10.75

Net investment income (loss) (a)	0.35	0.15	0.12		0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.53)	1.97	(0.10)		0.08	0.84

Total from investment operations	(0.18)	2.12	0.02		0.21	0.92

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.16)		(0.13)	(0.13)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(0.57)	(0.47)	(0.44)		(0.41)	(0.41)

Net asset value at end of year	$11.54	$12.29	$10.64		$11.06	$11.26

Total investment return (b)	(1.67%)	20.70%	0.31%		1.92%	8.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%	1.31%	1.12	%(c)	1.18%	0.71%
Net expenses (d)	0.47%	0.47%	0.46	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.59%	0.61%	0.64%		0.64%	0.70%
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of year (in 000’s)	$59	$6,695	$5,364		$5,093	$7,791

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.38	$10.72	$11.14		$11.32	$10.71

Net investment income (loss) (a)	0.08	0.05	0.08		0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.27)	2.06	(0.09)		0.11	0.81

Total from investment operations	(0.19)	2.11	(0.01)		0.19	0.89

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.13)		(0.09)	—
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)

Total dividends and distributions	(0.58)	(0.45)	(0.41)		(0.37)	(0.28)

Net asset value at end of year	$11.61	$12.38	$10.72		$11.14	$11.32

Total investment return (b)	(1.75%)	20.40%	0.06%		1.72%	8.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.43%	0.73	%(c)	0.71%	0.78%
Net expenses (d)	0.72%	0.72%	0.71	%(e)	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.84%	0.86%	0.88%		0.89%	0.95%
Portfolio turnover rate	42%	44%	38%		41%	83%
Net assets at end of year (in 000’s)	$277	$149	$26		$14	$11

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–6.59 –1.15%	4.94 6.13%	9.28 9.90%	1.37 1.37%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.71 –1.28	4.82 6.01	9.17 9.79	1.62 1.62
Class I Shares	No Sales Charge		6/29/2007	–0.94	6.39	10.17	1.12
Class R1 Shares	No Sales Charge		8/21/2014	–1.03	5.32	5.32	1.23
Class R2 Shares	No Sales Charge		1/8/2009	–1.16	6.05	10.33	1.47
Class R3 Shares	No Sales Charge		5/1/2008	–1.54	5.73	9.52	1.72

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.35%	11.34%	13.24%
MSCI EAFE® Index[4]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Retirement 2050 Composite Index[6]	3.12	8.24	10.98
Morningstar Target Date 2050 Category Average[7]	–0.40	6.16	9.77

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2050 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046-2050) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$964.90	$1.83	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$964.00	$2.33	$1,022.84	$2.40	0.47%

Class I Shares	$1,000.00	$965.10	$0.59	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$964.50	$1.09	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$963.30	$2.33	$1,022.84	$2.40	0.47%

Class R3 Shares	$1,000.00	$962.60	$3.56	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

67

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories. The Fund’s portfolio is subject to change.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2050 Fund returned –0.94%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 3.12% return of the Retirement 2050 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.40% return of the Morningstar Target Date 2050 Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2050 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2050 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of

1.	See page 65 for other share class returns, which may be higher or lower than Class I share returns. See page 66 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF, iShares MSCI EAFE Small-Cap ETF and MainStay Epoch International Choice Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

70	MainStay Retirement 2050 Fund

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Plus Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 86.3%†
Equity Funds 81.5%
IQ 50 Percent Hedged FTSE International ETF	297,133	$5,817,864
IQ Chaikin U.S. Large Cap ETF	514,896	12,491,377
IQ Chaikin U.S. Small Cap ETF	610,701	15,395,772
IQ Global Resources ETF (a)	80,414	2,147,054
MainStay Epoch International Choice Fund Class I	322,929	10,785,816
MainStay Epoch U.S. All Cap Fund Class R6 (a)	372,609	10,257,924
MainStay Epoch U.S. Equity Yield Fund Class R6	497,885	7,891,473
MainStay Large Cap Growth Fund Class R6	1,046,929	11,264,956
MainStay MacKay Common Stock Fund Class I (b)	240,146	6,349,465
MainStay MacKay Growth Fund Class I (b)	149,518	5,574,053
MainStay MacKay International Equity Fund Class I	188,287	2,931,630
MainStay MacKay S&P 500 Index Fund Class I	81,841	4,089,612
MainStay MAP Equity Fund Class I	118,552	5,039,632

Total Equity Funds (Cost $89,909,899)		100,036,628

Fixed Income Funds 4.8%
IQ Enhanced Core Plus Bond U.S. ETF	12,847	242,551
MainStay MacKay Convertible Fund Class I	81,697	1,397,833
MainStay MacKay High Yield Corporate Bond Fund Class R6	18	101
MainStay MacKay High Yield Municipal Bond Fund Class I	165,425	2,041,342
MainStay MacKay Short Duration High Yield Fund Class I	35,141	342,977
MainStay MacKay Short Term Municipal Fund Class I (a)	161,972	1,543,589
MainStay MacKay Total Return Bond Fund Class R6	27,379	276,533

Total Fixed Income Funds (Cost $5,877,139)		5,844,926

Total Affiliated Investment Companies (Cost $95,787,038)		105,881,554

Unaffiliated Investment Companies 13.7%
Equity Funds 12.0%
iShares MSCI All Country Asia ex-Japan ETF	56,360	3,550,116
iShares MSCI EAFE Small-Cap ETF	88,799	4,994,944
iShares MSCI Frontier 100 ETF	21,052	569,878
iShares MSCI India ETF	19,934	601,807
iShares MSCI Philippines ETF (c)	17,365	519,908
iShares MSCI Poland ETF	10,702	229,879
iShares Russell 2000 ETF	10,850	1,627,826
SPDR S&P Emerging Markets Small Cap ETF	48,409	1,992,999

	Shares	Value
Equity Funds (continued)
VanEck Vectors Africa Index ETF	12,813	$256,398
VanEck Vectors India Small-Cap Index ETF	10,861	424,774

Total Equity Funds (Cost $15,046,218)		14,768,529

Fixed Income Funds 1.7%
iShares TIPS Bond ETF	3,171	345,132
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	29,087	938,346
Vanguard Short-Term Inflation-Protected Securities ETF	17,543	844,871

Total Fixed Income Funds (Cost $2,256,532)		2,128,349

Total Unaffiliated Investment Companies (Cost $17,302,750)		16,896,878

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	111,114	111,114

Total Short-Term Investment (Cost $111,114)		111,114

Total Investments (Cost $113,200,902)	100.1%	122,889,546
Other Assets, Less Liabilities	(0.1)	(157,471)
Net Assets	100.0%	$122,732,075

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $512,363 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $521,947 (See Note 2(H)).

(d)	Current yield as of October 31, 2018.

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$100,036,628	$—	$—	$100,036,628
Fixed Income Funds	5,844,926	—	—	5,844,926
Short-Term Investment	111,114	—	—	111,114

Total Affiliated Investment Companies	105,992,668	—	—	105,992,668

Unaffiliated Investment Companies
Equity Funds	14,768,529	—	—	14,768,529
Fixed Income Funds	2,128,349	—	—	2,128,349

Total Unaffiliated Investment Companies	16,896,878	—	—	16,896,878

Total Investments in Securities	$122,889,546	$—	$—	$122,889,546

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $95,898,152)	$105,992,668
Investment in unaffiliated investment companies, at value (identified cost $17,302,750) including securities on loan of $512,363	16,896,878
Due from custodian	60,463
Receivables:
Fund shares sold	53,439
Manager (See Note 3)	18,506
Dividends and Interest	14,817
Securities lending income	1,147
Other assets	29,250

Total assets	123,067,168

Liabilities
Payables:
Investment securities purchased	214,796
Fund shares redeemed	55,438
Transfer agent (See Note 3)	39,039
Professional fees	8,023
Shareholder communication	5,422
NYLIFE Distributors (See Note 3)	4,536
Custodian	3,199
Trustees	319
Accrued expenses	4,321

Total liabilities	335,093

Net assets	$122,732,075

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,573
Additional paid-in capital	102,832,143

102,842,716
Total distributable earnings (loss)	19,889,359

Net assets	$122,732,075

Class A
Net assets applicable to outstanding shares	$11,565,685

Shares of beneficial interest outstanding	1,003,525

Net asset value per share outstanding	$11.53
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.20

Investor Class
Net assets applicable to outstanding shares	$8,617,881

Shares of beneficial interest outstanding	749,225

Net asset value per share outstanding	$11.50
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.17

Class I
Net assets applicable to outstanding shares	$97,201,356

Shares of beneficial interest outstanding	8,362,122

Net asset value and offering price per share outstanding	$11.62

Class R1
Net assets applicable to outstanding shares	$4,965,099

Shares of beneficial interest outstanding	425,316

Net asset value and offering price per share outstanding	$11.67

Class R2
Net assets applicable to outstanding shares	$126,340

Shares of beneficial interest outstanding	10,935

Net asset value and offering price per share outstanding	$11.55

Class R3
Net assets applicable to outstanding shares	$255,714

Shares of beneficial interest outstanding	22,075

Net asset value and offering price per share outstanding	$11.58

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,258,093
Dividend distributions from unaffiliated investment companies	368,029
Securities lending	14,706
Interest	7,355
Other	390

Total income	1,648,573

Expenses
Transfer agent (See Note 3)	227,743
Manager (See Note 3)	124,107
Registration	72,507
Distribution/Service—Class A (See Note 3)	27,385
Distribution/Service—Investor Class (See Note 3)	21,895
Distribution/Service—Class R2 (See Note 3)	2,403
Distribution/Service—Class R3 (See Note 3)	1,376
Professional fees	40,113
Shareholder communication	13,501
Custodian	7,499
Shareholder service (See Note 3)	5,622
Trustees	2,774
Miscellaneous	10,943

Total expenses before waiver/reimbursement	557,868
Expense waiver/reimbursement from Manager (See Note 3)	(335,450)

Net expenses	222,418

Net investment income (loss)	1,426,155

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	2,893,813
Affiliated investment company transactions	3,746,111
Realized capital gain distributions from affiliated investment companies	5,632,258

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	12,272,182

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,397,610)
Affiliated investments	(9,966,566)

Net change in unrealized appreciation (depreciation) on investments	(15,364,176)

Net realized and unrealized gain (loss) on investments	(3,091,994)

Net increase (decrease) in net assets resulting from operations	$(1,665,839)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,426,155	$1,497,615
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	12,272,182	4,418,484
Net change in unrealized appreciation (depreciation) on investments	(15,364,176)	15,345,671

Net increase (decrease) in net assets resulting from operations	(1,665,839)	21,261,770

Distributions to shareholders (1):
Class A	(514,300)
Investor Class	(398,932)
Class I	(4,928,923)
Class R1	(248,770)
Class R2	(17,496)
Class R3	(12,972)

	(6,121,393)

Dividends to shareholders from net investment income:
Class A		(62,375)
Investor Class		(121,521)
Class I		(1,266,957)
Class R1		(320)
Class R2		(57,416)
Class R3		(1,592)

		(1,510,181)

Distributions to shareholders from net realized gain on investments:
Class A		(151,407)
Investor Class		(313,537)
Class I		(2,665,405)
Class R1		(924)
Class R2		(156,136)
Class R3		(5,221)

		(3,292,630)

Total dividends and distributions to shareholders	(6,121,393)	(4,802,811)

Capital share transactions:
Net proceeds from sale of shares	33,160,849	27,389,505
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,120,965	4,802,811
Cost of shares redeemed	(21,035,036)	(30,752,008)

Increase (decrease) in net assets derived from capital share transactions	18,246,778	1,440,308

Net increase (decrease) in net assets	10,459,546	17,899,267

	2018	2017
Net Assets
Beginning of year	112,272,529	94,373,262

End of year (2)	$122,732,075	$112,272,529

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $619,065 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.28	$10.54	$11.00		$11.16	$10.72

Net investment income (loss) (a)	0.11	0.13	0.11		0.16	0.07
Net realized and unrealized gain (loss) on investments	(0.23)	2.12	(0.10)		0.09	0.85

Total from investment operations	(0.12)	2.25	0.01		0.25	0.92

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.15)		(0.14)	(0.13)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(0.63)	(0.51)	(0.47)		(0.41)	(0.48)

Net asset value at end of year	$11.53	$12.28	$10.54		$11.00	$11.16

Total investment return (b)	(1.15%)	22.27%	0.10%		2.29%	8.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%	1.19%	1.08	%(c)	1.48%	0.62%
Net expenses (d)	0.37%	0.37%	0.36	%(e)	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.62%	0.67%	0.79%		0.79%	0.76%
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of year (in 000’s)	$11,566	$8,917	$3,623		$3,503	$5,083

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.25	$10.52	$10.98		$11.14	$10.71

Net investment income (loss) (a)	0.11	0.12	0.09		0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.24)	2.11	(0.09)		0.15	0.86

Total from investment operations	(0.13)	2.23	—		0.24	0.91

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.14)		(0.13)	(0.13)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(0.62)	(0.50)	(0.46)		(0.40)	(0.48)

Net asset value at end of year	$11.50	$12.25	$10.52		$10.98	$11.14

Total investment return (b)	(1.28%)	22.11%	0.03%		2.15%	8.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.08%	0.88	%(c)	0.83%	0.49%
Net expenses (d)	0.47%	0.47%	0.46	%(e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.02%	0.92%	1.00%		1.00%	1.01%
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of year (in 000’s)	$8,618	$8,194	$8,772		$6,494	$4,746

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.38	$10.62	$11.08		$11.24	$10.79

Net investment income (loss) (a)	0.15	0.17	0.13		0.14	0.10
Net realized and unrealized gain (loss) on investments	(0.24)	2.12	(0.09)		0.13	0.86

Total from investment operations	(0.09)	2.29	0.04		0.27	0.96

Less dividends and distributions:
From net investment income	(0.23)	(0.17)	(0.18)		(0.16)	(0.16)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(0.67)	(0.53)	(0.50)		(0.43)	(0.51)

Net asset value at end of year	$11.62	$12.38	$10.62		$11.08	$11.24

Total investment return (b)	(0.94%)	22.56%	0.37%		2.47%	9.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	1.49%	1.29	%(c)	1.22%	0.88%
Net expenses (d)	0.12%	0.12%	0.11	%(e)	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.37%	0.42%	0.54%		0.54%	0.52%
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of year (in 000’s)	$97,201	$89,698	$77,341		$69,179	$58,948

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,					August 21, 2014* through October 31,
Class R1	2018	2017	2016		2015	2014
Net asset value at beginning of period	$12.43	$10.63	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.08	0.16	0.14		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.18)	2.13	(0.12)		0.15	(0.01)

Total from investment operations	(0.10)	2.29	0.02		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.22)	(0.13)	(0.16)		(0.14)	—
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	—

Total dividends and distributions	(0.66)	(0.49)	(0.48)		(0.41)	—

Net asset value at end of period	$11.67	$12.43	$10.63		$11.09	$11.23

Total investment return (b)	(1.03%)	22.39%	0.27%		2.44%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	1.36%	1.31	%(d)	1.09%	0.20	% ††
Net expenses (e)	0.22%	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.47%	0.53%	0.64%		0.64%	0.68	% ††
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of period (in 000’s)	$4,965	$32	$27		$4,129	$3,130

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.29	$10.54	$11.01		$11.17	$10.73

Net investment income (loss) (a)	0.38	0.14	0.10		0.12	0.06
Net realized and unrealized gain (loss) on investments	(0.50)	2.10	(0.10)		0.12	0.85

Total from investment operations	(0.12)	2.24	(0.00)		0.24	0.91

Less dividends and distributions:
From net investment income	(0.18)	(0.13)	(0.15)		(0.13)	(0.12)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(0.62)	(0.49)	(0.47)		(0.40)	(0.47)

Net asset value at end of year	$11.55	$12.29	$10.54		$11.01	$11.17

Total investment return (b)	(1.16%)	22.18%	(0.00	%)‡	2.16%	8.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19%	1.20%	0.93	% (c)	1.10%	0.53%
Net expenses (d)	0.47%	0.47%	0.46	% (e)	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.74%	0.77%	0.89%		0.89%	0.87%
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of year (in 000’s)	$126	$5,163	$4,464		$3,754	$6,157

‡	Less than one-hundredth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2018	2017	2016		2015	2014
Net asset value at beginning of year	$12.34	$10.59	$11.05		$11.20	$10.68

Net investment income (loss) (a)	0.08	0.08	0.07		0.08	(0.02)
Net realized and unrealized gain (loss) on investments	(0.25)	2.14	(0.10)		0.14	0.89

Total from investment operations	(0.17)	2.22	(0.03)		0.22	0.87

Less dividends and distributions:
From net investment income	(0.15)	(0.11)	(0.11)		(0.10)	—
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)

Total dividends and distributions	(0.59)	(0.47)	(0.43)		(0.37)	(0.35)

Net asset value at end of year	$11.58	$12.34	$10.59		$11.05	$11.20

Total investment return (b)	(1.54%)	21.80%	(0.25%)		2.00%	8.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.67%	0.64	% (c)	0.72%	(0.21%)
Net expenses (d)	0.72%	0.72%	0.71	% (e)	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.97%	1.02%	1.14%		1.14%	1.12%
Portfolio turnover rate	42%	48%	38%		42%	51%
Net assets at end of year (in 000’s)	$256	$268	$146		$110	$108

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	–6.37 –0.92%	9.58 11.92%	2.72 2.72%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	–6.52 –1.08	9.44 11.78	2.90 2.90
Class I Shares	No Sales Charge		2/29/2016	–0.67	12.18	2.66
Class R1 Shares	No Sales Charge		2/29/2016	–0.71	12.10	2.77
Class R2 Shares	No Sales Charge		2/29/2016	–1.23	11.73	2.77
Class R3 Shares	No Sales Charge		2/29/2016	–1.25	11.51	3.22

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	One Year	Since Inception
S&P 500® Index[3]	7.35%	15.83%
MSCI EAFE® Index[4]	–6.85	8.98
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	0.61
Retirement 2060 Composite Index[6]	3.25	13.26
Morningstar Target Date 2060+ Category Average[7]	–0.16	11.85

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Target Date 2060+ Category Average is representative of portfolios that provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the year 2060 and beyond) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

81

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$964.80	$1.83	$1,023.34	$1.89	0.37%

Investor Class Shares	$1,000.00	$964.00	$2.33	$1,022.81	$2.40	0.47%

Class I Shares	$1,000.00	$965.50	$0.59	$1,024.60	$0.61	0.12%

Class R1 Shares	$1,000.00	$965.50	$1.09	$1,024.10	$1.12	0.22%

Class R2 Shares	$1,000.00	$964.00	$2.33	$1,022.84	$2.40	0.47%

Class R3 Shares	$1,000.00	$962.40	$3.56	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories. The Fund’s portfolio is subject to change.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Retirement 2060 Fund returned –0.67%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2018, Class I shares outperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 3.25% return of the Retirement 2060 Composite Index, both of which are additional benchmarks of the Fund. Over the same period, Class I shares underperformed the –0.16% return of the Morningstar Target Date 2060+ Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international equities and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2060 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2060 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of

1.	See page 80 for other share class returns, which may be higher or lower than Class I share returns. See page 81 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

84	MainStay Retirement 2060 Fund

year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, as we believe that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued

to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to a new Underlying Fund offering during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund added a position in iShares MSCI EAFE Small-Cap ETF as a replacement for MainStay Epoch International Small Cap Fund when the latter Underlying Fund was liquidated.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, VanEck Vectors India Small-Cap Index ETF and iShares MSCI Poland ETF both generated sizable double-digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF, iShares MSCI EAFE Small-Cap ETF and MainStay Epoch International Choice Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

85

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and IQ Enhanced Core Plus Bond U.S. ETF had the lowest total returns and both saw losses.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. There were several Underlying Fixed-Income Funds that detracted slightly from Fund performance, including VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 85.8%†
Equity Funds 85.7%
IQ 50 Percent Hedged FTSE International ETF	26,180	$512,604
IQ Chaikin U.S. Large Cap ETF	49,242	1,194,611
IQ Chaikin U.S. Small Cap ETF	50,495	1,272,979
IQ Global Resources ETF (a)	7,108	189,784
MainStay Epoch International Choice Fund Class I	32,116	1,072,663
MainStay Epoch U.S. All Cap Fund Class R6 (a)	36,764	1,012,122
MainStay Epoch U.S. Equity Yield Fund Class R6	44,102	699,023
MainStay Large Cap Growth Fund Class R6	92,766	998,165
MainStay MacKay Common Stock Fund Class I	21,544	569,611
MainStay MacKay Growth Fund Class I	10,293	383,721
MainStay MacKay International Equity Fund Class I	20,327	316,490
MainStay MacKay S&P 500 Index Fund Class I	6,675	333,566
MainStay MAP Equity Fund Class I	10,495	446,142

Total Equity Funds (Cost $8,478,270)		9,001,481

Fixed Income Funds 0.1%
IQ Enhanced Core Plus Bond U.S. ETF	58	1,095
MainStay MacKay Short Duration High Yield Fund Class I	4	38
MainStay MacKay Total Return Bond Fund Class R6	364	3,683

Total Fixed Income Funds (Cost $4,921)		4,816
Total Affiliated Investment Companies (Cost $8,483,191)		9,006,297

Unaffiliated Investment Companies 13.0%
Equity Funds 12.9%
iShares MSCI All Country Asia ex-Japan ETF	5,206	327,926
iShares MSCI EAFE Small-Cap ETF (b)	8,276	465,525
iShares MSCI Frontier 100 ETF (b)	1,337	36,193
iShares MSCI India ETF	1,389	41,934
iShares MSCI Philippines ETF (b)	1,287	38,533
iShares MSCI Poland ETF (b)	723	15,530
iShares Russell 2000 ETF	1,508	226,245
SPDR S&P Emerging Markets Small Cap ETF	3,958	162,951
VanEck Vectors Africa Index ETF	921	18,430
VanEck Vectors India Small-Cap Index ETF	595	23,270

Total Equity Funds (Cost $1,370,855)		1,356,537

Fixed Income Funds 0.1%
iShares TIPS Bond ETF	34	3,701
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	8	242

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (b)	77	$3,708

Total Fixed Income Funds (Cost $8,012)		7,651

Total Unaffiliated Investment Companies (Cost $1,378,867)		1,364,188

Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	122,224	122,224

Total Short-Term Investment (Cost $122,224)		122,224

Total Investments (Cost $9,984,282)	99.9%	10,492,709
Other Assets, Less Liabilities	0.1	5,615
Net Assets	100.0%	$10,498,324

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $553,832 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $559,665 (See Note 2(H)).

(c)	Current yield as of October 31, 2018.

The following abbreviations are used above:

EAFE—Europe, Australasia, and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$9,001,481	$—	$—	$9,001,481
Fixed Income Funds	4,816	—	—	4,816
Short-Term Investment	122,224	—	—	122,224

Total Affiliated Investment Companies	9,128,521	—	—	9,128,521

Unaffiliated Investment Companies
Equity Funds	1,356,537	—	—	1,356,537
Fixed Income Funds	7,651	—	—	7,651

Total Unaffiliated Investment Companies	1,364,188	—	—	1,364,188

Total Investments in Securities	$10,492,709	$—	$—	$10,492,709

(a)	For a complete listing of investments, see the Portfolio of Investments.

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $8,605,415)	$9,128,521
Investment in unaffiliated investment companies, at value (identified cost $1,378,867) including securities on loan of $553,832	1,364,188
Receivables:
Fund shares sold	15,236
Manager (See Note 3)	12,512
Dividends and Interest	477
Securities lending income	374
Other assets	24,020

Total assets	10,545,328

Liabilities
Due to custodian	16,253
Payables:
Professional fees	21,827
Transfer agent (See Note 3)	2,656
Custodian	1,779
Shareholder communication	408
NYLIFE Distributors (See Note 3)	283
Fund shares redeemed	94
Trustees	27
Investment securities purchased	10
Accrued expenses	3,667

Total liabilities	47,004

Net assets	$10,498,324

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$833
Additional paid-in capital	9,226,115

9,226,948
Total distributable earnings (loss)	1,271,376

Net assets	$10,498,324

Class A
Net assets applicable to outstanding shares	$429,708

Shares of beneficial interest outstanding	34,059

Net asset value per share outstanding	$12.62
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.35

Investor Class
Net assets applicable to outstanding shares	$684,157

Shares of beneficial interest outstanding	54,380

Net asset value per share outstanding	$12.58
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.31

Class I
Net assets applicable to outstanding shares	$8,144,593

Shares of beneficial interest outstanding	646,324

Net asset value and offering price per share outstanding	$12.60

Class R1
Net assets applicable to outstanding shares	$1,107,626

Shares of beneficial interest outstanding	87,911

Net asset value and offering price per share outstanding	$12.60

Class R2
Net assets applicable to outstanding shares	$33,615

Shares of beneficial interest outstanding	2,673

Net asset value and offering price per share outstanding	$12.58

Class R3
Net assets applicable to outstanding shares	$98,625

Shares of beneficial interest outstanding	7,864

Net asset value and offering price per share outstanding	$12.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$91,996
Dividend distributions from unaffiliated investment companies	24,845
Securities lending	1,724
Interest	478
Other	29

Total income	119,072

Expenses
Registration	85,371
Professional fees	34,055
Transfer agent (See Note 3)	12,577
Manager (See Note 3)	9,895
Custodian	4,101
Distribution/Service—Class A (See Note 3)	663
Distribution/Service—Investor Class (See Note 3)	1,023
Distribution/Service—Class R2 (See Note 3)	398
Distribution/Service—Class R3 (See Note 3)	516
Shareholder communication	2,005
Shareholder service (See Note 3)	1,175
Trustees	224
Miscellaneous	5,442

Total expenses before waiver/reimbursement	157,445
Expense waiver/reimbursement from Manager (See Note 3)	(140,905)

Net expenses	16,540

Net investment income (loss)	102,532

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	147,686
Affiliated investment company transactions	169,451
Realized capital gain distributions from affiliated investment companies	460,380

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	777,517

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(343,494)
Affiliated investments	(713,927)

Net change in unrealized appreciation (depreciation) on investments	(1,057,421)

Net realized and unrealized gain (loss) on investments	(279,904)

Net increase (decrease) in net assets resulting from operations	$(177,372)

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$102,532	$84,536
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	777,517	279,538
Net change in unrealized appreciation (depreciation) on investments	(1,057,421)	1,130,205

Net increase (decrease) in net assets resulting from operations	(177,372)	1,494,279

Distributions to shareholders (1):
Class A	(5,314)
Investor Class	(8,297)
Class I	(350,682)
Class R1	(42,828)
Class R2	(1,408)
Class R3	(3,904)

	(412,433)

Dividends to shareholders from net investment income:
Class A		(598)
Investor Class		(1,230)
Class I		(79,531)
Class R1		(386)
Class R2		(347)
Class R3		(695)

		(82,787)

Distributions to shareholders from net realized gain on investments:
Class A		(610)
Investor Class		(1,219)
Class I		(73,344)
Class R1		(376)
Class R2		(376)
Class R3		(795)

		(76,720)

Total dividends and distributions to shareholders	(412,433)	(159,507)

Capital share transactions:
Net proceeds from sale of shares	3,648,557	1,514,497
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	412,433	159,507
Cost of shares redeemed	(1,484,245)	(115,275)

Increase (decrease) in net assets derived from capital share transactions	2,576,745	1,558,729

Net increase (decrease) in net assets	1,986,940	2,893,501

	2018	2017
Net Assets
Beginning of year	8,511,384	5,617,883

End of year (2)	$10,498,324	$8,511,384

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $34,468 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 29, 2016* through October 31,
Class A	2018	2017	2016
Net asset value at beginning of period	$13.28	$11.04	$10.00

Net investment income (loss) (a)	0.08	0.09	0.01
Net realized and unrealized gain (loss) on investments	(0.18)	2.45	1.03

Total from investment operations	(0.10)	2.54	1.04

Less dividends and distributions:
From net investment income	(0.15)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.56)	(0.30)	—

Net asset value at end of period	$12.62	$13.28	$11.04

Total investment return (b)	(0.92%)	23.63%	10.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.72%	0.14	%††
Net expenses (d)	0.37%	0.37%	0.37	%††
Expenses (before waiver/reimbursement) (d)	1.76%	2.00%	3.19	%††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$430	$109	$28

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Investor Class	2018	2017	2016
Net asset value at beginning of period	$13.25	$11.03	$10.00

Net investment income (loss) (a)	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.20)	2.45	1.02

Total from investment operations	(0.12)	2.52	1.03

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.55)	(0.30)	—

Net asset value at end of period	$12.58	$13.25	$11.03

Total investment return (b)	(1.08%)	23.40%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	0.60%	0.07	%††
Net expenses (c)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.41%	2.18%	3.55	%††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$684	$221	$88

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 29, 2016* through October 31,
Class I	2018	2017	2016
Net asset value at beginning of period	$13.31	$11.05	$10.00

Net investment income (loss) (a)	0.15	0.16	0.03
Net realized and unrealized gain (loss) on investments	(0.22)	2.41	1.02

Total from investment operations	(0.07)	2.57	1.05

Less dividends and distributions:
From net investment income	(0.23)	(0.16)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.64)	(0.31)	—

Net asset value at end of period	$12.60	$13.31	$11.05

Total investment return (b)	(0.67%)	23.85%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	1.32%	0.39	%††
Net expenses (c)	0.12%	0.12%	0.12	%††
Expenses (before waiver/reimbursement) (c)	1.53%	1.94%	2.94	%††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$8,145	$7,186	$5,389

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R1	2018	2017	2016
Net asset value at beginning of period	$13.30	$11.05	$10.00

Net investment income (loss) (a)	0.07	0.15	0.02
Net realized and unrealized gain (loss) on investments	(0.14)	2.40	1.03

Total from investment operations	(0.07)	2.55	1.05

Less dividends and distributions:
From net investment income	(0.22)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.63)	(0.30)	—

Net asset value at end of period	$12.60	$13.30	$11.05

Total investment return (b)	(0.71%)	23.66%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	1.24%	0.27	%††
Net expenses (c)	0.22%	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (c)	1.59%	2.05%	3.04	%††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$1,108	$34	$28

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 29, 2016* through October 31,
Class R2	2018	2017	2016
Net asset value at beginning of period	$13.27	$11.03	$10.00

Net investment income (loss) (a)	0.44	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.58)	2.52	1.03

Total from investment operations	(0.14)	2.53	1.03

Less dividends and distributions:
From net investment income	(0.14)	(0.14)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.55)	(0.29)	—

Net asset value at end of period	$12.58	$13.27	$11.03

Total investment return (b)	(1.23%)	23.44%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%	0.11%	0.04	%††
Net expenses (c)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.08%	2.05%	3.29	%††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$34	$864	$28

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$13.21	$11.01	$10.00

Net investment income (loss) (a)	0.07	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	(0.22)	2.40	1.03

Total from investment operations	(0.15)	2.48	1.01

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.52)	(0.28)	—

Net asset value at end of period	$12.54	$13.21	$11.01

Total investment return (b)	(1.25%)	23.03%	10.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.65%	(0.23	%)††
Net expenses (c)	0.72%	0.72%	0.72	% ††
Expenses (before reimbursement/waiver) (c)	2.13%	2.50%	3.72	% ††
Portfolio turnover rate	35%	28%	26%
Net assets at end of period (in 000’s)	$99	$98	$58

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently has seven classes of shares registered for sale. Class A and Class I shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on June 29, 2007. Class R1 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on February 28, 2008. The MainStay Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes, except Class R6 shares. Class R6 shares of the Retirement Funds were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 shares were not yet offered for sale. Effective June 1, 2018, Class R2 shares for MainStay Retirement 2010 Fund were discontinued and no longer offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Retirement Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of each Retirement Fund may be converted to one or more other share classes of the Retirement Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class R3 shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The year in each Retirement Fund’s name refers to the approximate year an investor in the Retirement Fund had planned to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“Affiliated Underlying Funds”), and, if an Affiliated Underlying Fund in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable, mutual funds or ETFs managed by an advisor not affiliated with New York Life

95

Notes to Financial Statements (continued)

Investments (“Unaffiliated Underlying Funds”) (and collectively with the Affiliated Underlying Funds, “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in underlying funds, including money market funds are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

96	MainStay Target Date Funds

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Retirement Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by each Retirement Fund from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

The Retirement Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds verses the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Retirement Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the counterparty secured by the securities transferred to the respective Retirement Fund.

Repurchase agreements are subject to counterparty risk, meaning a Retirement Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Retirement Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Retirement Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the

97

Notes to Financial Statements (continued)

Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Securities Lending.  In order to realize additional income, the Retirement Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Retirement Funds do engage in securities lending, the Retirement Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Retirement Funds’ collateral in accordance with the lending agreement between the Retirement Funds and State Street, and indemnify the Retirement Funds against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Retirement Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Retirement Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Retirement Funds bears the risk of any loss on investment of the collateral. The Retirement Funds will receive compensation for lending their securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Retirement Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2018, the Retirement Funds had securities on loan valued at and received non-cash collateral in the form of U.S. Treasury securities with valued as follows:

	Value of Securities on Loan	Non-cash Collateral
MainStay Retirement 2010 Fund	$669,452	$676,275
MainStay Retirement 2020 Fund	3,285,572	3,318,522
MainStay Retirement 2030 Fund	967,243	981,451
MainStay Retirement 2040 Fund	761,114	775,406
MainStay Retirement 2050 Fund	512,363	521,947
MainStay Retirement 2060 Fund	553,832	559,665

Income earned from securities lending activity is reflected in the respective Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of each Retirement Fund do not exceed the following percentages of average daily net assets for each class: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

98	MainStay Target Date Funds

During the year ended October 31, 2018, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$36,452
MainStay Retirement 2020 Fund	123,564
MainStay Retirement 2030 Fund	262,442
MainStay Retirement 2040 Fund	225,283
MainStay Retirement 2050 Fund	124,107
MainStay Retirement 2060 Fund	9,895

During the year ended October 31, 2018, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$194,633
MainStay Retirement 2020 Fund	187,910
MainStay Retirement 2030 Fund	285,224
MainStay Retirement 2040 Fund	292,860
MainStay Retirement 2050 Fund	335,450
MainStay Retirement 2060 Fund	140,905

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Retirement Funds and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Retirement Funds. The Retirement Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Retirement Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$1,814
Class R2	496
Class R3	71

MainStay Retirement 2020 Fund
Class R1	$1,870
Class R2	736
Class R3	64

MainStay Retirement 2030 Fund
Class R1	$3,726
Class R2	1,436
Class R3	426

MainStay Retirement 2040 Fund
Class R1	$5,044
Class R2	1,370
Class R3	220

MainStay Retirement 2050 Fund
Class R1	$4,386
Class R2	961
Class R3	275

MainStay Retirement 2060 Fund
Class R1	$912
Class R2	160
Class R3	103

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Notes to Financial Statements (continued)

(C)  Sales Charges.  During the year ended October 31, 2018, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$1,168
Investor Class	1,188

MainStay Retirement 2020 Fund
Class A	$10,886
Investor Class	8,553

MainStay Retirement 2030 Fund
Class A	$23,687
Investor Class	25,397

MainStay Retirement 2040 Fund
Class A	$21,595
Investor Class	32,670

MainStay Retirement 2050 Fund
Class A	$10,775
Investor Class	30,490

MainStay Retirement 2060 Fund
Class A	$989
Investor Class	4,006

During the year ended October 31, 2018, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares were as follows:

MainStay Retirement 2020 Fund
Class A	$73

MainStay Retirement 2030 Fund
Class A	$264

MainStay Retirement 2040 Fund
Class A	$413

MainStay Retirement 2050 Fund
Class A	$181

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the year ended October 31, 2018, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$9,677
Investor Class	5,359
Class I	53,064
Class R1	3,378
Class R2	959
Class R3	132

MainStay Retirement 2020 Fund
Class A	$10,672
Investor Class	14,286
Class I	44,263
Class R1	866
Class R2	354
Class R3	30

MainStay Retirement 2030 Fund
Class A	$17,200
Investor Class	34,630
Class I	105,848
Class R1	1,825
Class R2	725
Class R3	210

MainStay Retirement 2040 Fund
Class A	$16,282
Investor Class	47,945
Class I	117,467
Class R1	3,196
Class R2	914
Class R3	140

MainStay Retirement 2050 Fund
Class A	$17,029
Investor Class	48,346
Class I	153,621
Class R1	6,764
Class R2	1,555
Class R3	428

100	MainStay Target Date Funds

MainStay Retirement 2060 Fund
Class A	$272
Investor Class	3,025
Class I	8,095
Class R1	861
Class R2	220
Class R3	104

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the respective Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales		Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$569	$26	$(596)		$35		$(34)		$—	$4		$—	—
IQ 50 Percent Hedged FTSE International ETF	1,017	1,511	(842)		(17)		(131)		1,538	49		—	79
IQ Chaikin U.S. Large Cap ETF	—	4,252	(1,761)		(7)		(68)		2,416	24		—	100
IQ Chaikin U.S. Small Cap ETF	1,155	1,214	(338)		(2)		(169)		1,860	12		—	74
IQ Enhanced Core Bond U.S. ETF	1,796	577	(1,368)		(100)		(11)		894	43		—	49
IQ Enhanced Core Plus Bond U.S. ETF	3	—	(0	)(a)	(0	)(a)	(0	)(a)	3	0	(a)	—	0	(b)
IQ Global Resources ETF	195	135	(123)		(5)		(4)		198	—		—	7
IQ S&P High Yield Low Volatility Bond ETF	543	19	(151)		(7)		(25)		379	19		—	16
MainStay Epoch International Choice Fund Class I	49	37	(50)		18		(18)		36	1		—	1
MainStay Epoch International Small Cap Fund Class I	579	173	(655)		35		(132)		—	14		94	—
MainStay Epoch U.S. All Cap Fund Class I	1,292	140	(1,059)		70		(443)		—	2		137	—
MainStay Epoch U.S. All Cap Fund Class R6	—	1,220	(268)		53		178		1,183	—		—	43
MainStay Epoch U.S. Equity Yield Fund Class I	751	33	(676)		19		(127)		—	4		25	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	779	(76)		1		81		785	11		—	49
MainStay Floating Rate Fund Class I	634	12	(645)		11		(12)		—	7		—	—
MainStay Indexed Bond Fund Class I	6,420	4,206	(1,406)		(82)		(317)		8,821	184		21	873
MainStay Large Cap Growth Fund Class I	1,053	254	(881)		2		(428)		—	1		143	—
MainStay Large Cap Growth Fund Class R6	—	902	(385)		66		363		946	—		—	88
MainStay MacKay Common Stock Fund Class I (c)	1,182	23	(862)		428		(356)		415	10		—	16
MainStay MacKay Convertible Fund Class I (d)	676	59	(338)		19		(33)		383	9		38	22
MainStay MacKay Growth Fund Class I (e)	1,096	173	(372)		55		23		975	3		39	26
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	864	18	(802)		3		(83)		—	17		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	779	(305)		19		37		530	11		—	96
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	589	(20)		(0	)(a)	(8)		561	9		—	45
MainStay MacKay S&P 500 Index Fund Class I (h)	861	120	(739)		256		(305)		193	14		100	4
MainStay MacKay Short Duration High Yield Fund Class I (i)	857	57	(108)		(1)		(16)		789	36		—	81
MainStay MacKay Short Term Municipal Fund Class I (j)	—	431	(3)		(0	)(a)	(1)		427	1		—	45
MainStay MacKay Total Return Bond Fund Class I (k)	9,316	559	(9,775)		(12)		(88)		—	80		—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—	9,476	(3,418)		(117)		(209)		5,732	136		—	568
MainStay MAP Equity Fund Class I	957	94	(727)		229		(266)		287	6		81	7
MainStay U.S. Government Liquidity Fund	—	3,076	(2,964)		—		—		112	3		—	112

	$31,865	$30,944	$(31,713)		$969		$(2,602)		$29,463	$710		$678

101

Notes to Financial Statements (continued)

MainStay Retirement 2020 Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$1,839	$52	$(1,885)	$123		$(129)	$—	$15	$—	—
IQ 50 Percent Hedged FTSE International ETF	3,252	5,456	(2,631)	(83)		(476)	5,518	181	—	282
IQ Chaikin U.S. Large Cap ETF	—	14,875	(4,963)	(35)		(329)	9,548	91	—	394
IQ Chaikin U.S. Small Cap ETF	5,303	4,528	(937)	(4)		(801)	8,089	49	—	321
IQ Enhanced Core Bond U.S. ETF	5,176	1,963	(3,853)	(292)		(50)	2,944	137	—	160
IQ Enhanced Core Plus Bond U.S. ETF	866	6	(776)	(23)		(13)	60	11	—	3
IQ Global Resources ETF	1,024	731	(493)	(20)		(27)	1,215	—	—	45
IQ S&P High Yield Low Volatility Bond ETF	804	35	(533)	(24)		(18)	264	24	—	11
MainStay Epoch International Choice Fund Class I	4,615	1,236	(636)	1		(386)	4,830	62	—	145
MainStay Epoch International Small Cap Fund Class I	2,991	792	(3,269)	488		(1,002)	—	68	493	—
MainStay Epoch U.S. All Cap Fund Class I	7,373	882	(6,068)	204		(2,391)	—	11	853	—
MainStay Epoch U.S. All Cap Fund Class R6	—	5,774	(1,319)	190		1,225	5,870	—	—	213
MainStay Epoch U.S. Equity Yield Fund Class I	4,526	209	(4,130)	48		(653)	—	26	153	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	4,039	(353)	11		462	4,159	73	—	262
MainStay Floating Rate Fund Class I	1,446	15	(1,459)	12		(14)	—	7	—	—
MainStay Indexed Bond Fund Class I	5,174	11,581	(1,808)	(105)		(326)	14,516	203	17	1,437
MainStay Large Cap Growth Fund Class I	3,662	2,797	(4,805)	23		(1,677)	—	3	509	—
MainStay Large Cap Growth Fund Class R6	—	5,534	(2,655)	262		1,639	4,780	—	—	444
MainStay MacKay Common Stock Fund Class I (c)	7,634	263	(5,036)	2,273		(1,733)	3,401	77	—	129
MainStay MacKay Convertible Fund Class I (d)	2,180	191	(1,064)	63		(103)	1,267	30	123	74
MainStay MacKay Growth Fund Class I (e)	3,050	242	(664)	102		120	2,850	8	111	76
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	1,285	46	(1,221)	(0	)(a)	(110)	—	26	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	1,254	(1,006)	49		26	323	1	—	59
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	1,928	(66)	(0	)(a)	(25)	1,837	30	—	149
MainStay MacKay International Equity Fund Class I (l)	671	461	(592)	228		(262)	506	5	—	33
MainStay MacKay S&P 500 Index Fund Class I (h)	4,811	774	(1,920)	458		(780)	3,343	81	574	67
MainStay MacKay Short Duration High Yield Fund Class I (i)	2,766	239	(177)	(2)		(58)	2,768	123	—	284
MainStay MacKay Short Term Municipal Fund Class I (j)	—	1,467	(20)	0	(a)	(2)	1,445	6	—	152
MainStay MacKay Total Return Bond Fund Class I (k)	26,625	3,360	(29,716)	(39)		(230)	—	238	—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—	29,786	(12,059)	(436)		(568)	16,723	413	—	1,656
MainStay MAP Equity Fund Class I	6,397	819	(3,888)	1,052		(1,349)	3,031	44	612	71
MainStay U.S. Government Liquidity Fund	—	9,439	(9,439)	—		—	—	11	—	—

	$103,470	$110,774	$(109,441)	$4,524		$(10,040)	$99,287	$2,054	$3,445

102	MainStay Target Date Funds

MainStay Retirement 2030 Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$3,543	$241	$(3,775)	$232		$(241)	$—	$29	$—	—
IQ 50 Percent Hedged FTSE International ETF	6,580	10,609	(3,498)	(132)		(1,120)	12,439	402	—	635
IQ Chaikin U.S. Large Cap ETF	—	30,674	(8,545)	(44)		(850)	21,235	209	—	875
IQ Chaikin U.S. Small Cap ETF	10,557	15,014	(1,010)	(19)		(2,209)	22,333	119	—	886
IQ Enhanced Core Bond U.S. ETF	—	6	—	—		—	6	—	—	0	(b)
IQ Enhanced Core Plus Bond U.S. ETF	11,699	3,583	(11,891)	(604)		(37)	2,750	316	—	146
IQ Global Resources ETF	2,727	2,194	(1,115)	(47)		(91)	3,668	—	—	137
IQ S&P High Yield Low Volatility Bond ETF	1,704	112	(1,144)	(54)		(37)	581	53	—	24
MainStay Epoch International Choice Fund Class I	14,189	3,704	(1,065)	(1)		(1,255)	15,572	191	—	466
MainStay Epoch International Small Cap Fund Class I	7,522	1,995	(8,232)	894		(2,179)	—	170	1,234	—
MainStay Epoch U.S. All Cap Fund Class I	21,174	2,765	(18,682)	99		(5,356)	—	32	2,464	—
MainStay Epoch U.S. All Cap Fund Class R6	—	20,108	(2,949)	171		2,658	19,988	—	—	726
MainStay Epoch U.S. Equity Yield Fund Class I	13,199	724	(12,630)	(10)		(1,283)	—	76	450	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	13,000	(550)	(46)		846	13,250	236	—	836
MainStay Floating Rate Fund Class I	4,133	132	(4,257)	46		(54)	—	53	—	—
MainStay Indexed Bond Fund Class I	—	9,764	(1,628)	6		(106)	8,036	47	—	796
MainStay Large Cap Growth Fund Class I	9,207	6,229	(11,953)	(7)		(3,476)	—	5	1,310	—
MainStay Large Cap Growth Fund Class R6	—	15,348	(4,745)	336		3,645	14,584	—	—	1,355
MainStay MacKay Common Stock Fund Class I (c)	21,847	616	(13,902)	4,567		(2,963)	10,165	233	—	384
MainStay MacKay Convertible Fund Class I (d)	4,354	385	(1,710)	88		(186)	2,931	62	248	171
MainStay MacKay Growth Fund Class I (e)	6,845	319	(466)	44		441	7,183	19	256	193
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	2,652	123	(2,516)	(0	)(a)	(259)	—	55	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	2,606	(2,190)	139		49	604	48	—	109
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	4,454	(43)	(0	)(a)	(62)	4,349	24	—	352
MainStay MacKay International Equity Fund Class I (l)	3,430	803	(845)	194		(385)	3,197	27	—	205
MainStay MacKay S&P 500 Index Fund Class I (h)	12,468	1,956	(2,913)	426		(1,239)	10,698	211	1,500	214
MainStay MacKay Short Duration High Yield Fund Class I (i)	5,558	992	(244)	(3)		(127)	6,176	265	—	633
MainStay MacKay Short Term Municipal Fund Class I (j)	—	3,244	(20)	(0	)(a)	(6)	3,218	10	—	338
MainStay MacKay Total Return Bond Fund Class I (k)	27,429	8,576	(35,601)	(46)		(358)	—	264	—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—	39,667	(9,409)	(320)		(927)	29,011	589	—	2,872
MainStay MAP Equity Fund Class I	18,833	2,337	(10,962)	2,077		(2,885)	9,400	129	1,776	221
MainStay U.S. Government Liquidity Fund	—	18,454	(15,758)	—		—	2,696	32	—	2,696

	$209,650	$220,734	$(194,248)	$7,986		$(20,052)	$224,070	$3,906	$9,238

103

Notes to Financial Statements (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$3,016	$260	$(3,266)	$166		$(176)	$—	$25	$—	—
IQ 50 Percent Hedged FTSE International ETF	5,485	9,240	(2,920)	(118)		(959)	10,728	340	—	548
IQ Chaikin U.S. Large Cap ETF	—	28,885	(6,823)	(32)		(850)	21,180	206	—	873
IQ Chaikin U.S. Small Cap ETF	10,399	20,937	(861)	(26)		(3,054)	27,395	135	—	1,087
IQ Enhanced Core Plus Bond U.S. ETF	4,595	3,173	(5,451)	(264)		(34)	2,019	131	—	107
IQ Global Resources ETF	2,757	2,393	(1,237)	(57)		(89)	3,767	—	—	141
IQ S&P High Yield Low Volatility Bond ETF	391	30	(54)	(3)		(22)	342	16	—	14
MainStay Epoch International Choice Fund Class I	15,613	4,310	(653)	(11)		(1,442)	17,817	212	—	533
MainStay Epoch International Small Cap Fund Class I	7,445	2,006	(8,140)	706		(2,017)	—	171	1,250	—
MainStay Epoch U.S. All Cap Fund Class I	18,589	2,951	(17,335)	9		(4,214)	—	29	2,206	—
MainStay Epoch U.S. All Cap Fund Class R6	—	20,999	(2,826)	29		1,924	20,126	—	—	731
MainStay Epoch U.S. Equity Yield Fund Class I	12,738	946	(12,862)	(6)		(816)	—	74	435	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	14,729	(368)	(36)		379	14,704	250	—	928
MainStay Floating Rate Fund Class I	3,510	228	(3,731)	28		(35)	—	51	—	—
MainStay Indexed Bond Fund Class I	—	1,350	(1,357)	7		—	—	3	—	—
MainStay Large Cap Growth Fund Class I	13,531	4,931	(14,699)	4		(3,767)	—	8	1,900	—
MainStay Large Cap Growth Fund Class R6	—	17,041	(7,160)	783		3,350	14,014	—	—	1,302
MainStay MacKay Common Stock Fund Class I (c)	18,964	1,170	(11,699)	3,570		(2,078)	9,927	216	—	375
MainStay MacKay Convertible Fund Class I (d)	3,627	509	(1,461)	65		(150)	2,590	53	211	151
MainStay MacKay Growth Fund Class I (e)	5,582	377	(278)	20		377	6,078	15	207	163
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	712	67	(706)	(0	)(a)	(73)	—	15	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	741	(127)	(1)		49	662	9	—	120
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	3,999	(129)	(2)		(54)	3,814	61	—	309
MainStay MacKay International Equity Fund Class I (l)	4,567	1,042	(835)	162		(441)	4,495	36	—	289
MainStay MacKay S&P 500 Index Fund Class I (h)	11,179	2,051	(3,375)	210		(892)	9,173	190	1,350	184
MainStay MacKay Short Duration High Yield Fund Class I (i)	4,668	974	(2,832)	(8)		(77)	2,725	174	—	279
MainStay MacKay Short Term Municipal Fund Class I (j)	—	2,835	(98)	(0	)(a)	(6)	2,731	6	—	287
MainStay MacKay Total Return Bond Fund Class I (k)	4,918	1,672	(6,465)	(23)		(102)	—	48	—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—	8,555	(2,801)	(66)		(112)	5,576	107	—	552
MainStay MAP Equity Fund Class I	16,682	2,570	(10,088)	1,356		(2,037)	8,483	117	1,617	200
MainStay U.S. Government Liquidity Fund	—	16,976	(14,194)	—		—	2,782	33	—	2,782

	$168,968	$177,947	$(144,831)	$6,462		$(17,418)	$191,128	$2,731	$9,176

104	MainStay Target Date Funds

MainStay Retirement 2050 Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year		Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$1,659	$202	$(1,856)	$102		$(107)	$—		$14		$—	—
IQ 50 Percent Hedged FTSE International ETF	2,966	5,376	(1,940)	(73)		(511)	5,818		179		—	297
IQ Chaikin U.S. Large Cap ETF	—	17,236	(4,232)	(30)		(483)	12,491		126		—	515
IQ Chaikin U.S. Small Cap ETF	5,831	12,543	(1,236)	(26)		(1,716)	15,396		74		—	611
IQ Enhanced Core Plus Bond U.S. ETF	620	906	(1,244)	(34)		(5)	243		12		—	13
IQ Global Resources ETF	1,520	1,783	(1,046)	(61)		(49)	2,147		—		—	80
MainStay Epoch International Choice Fund Class I	9,351	3,047	(723)	(18)		(871)	10,786		128		—	323
MainStay Epoch International Small Cap Fund Class I	4,297	1,253	(4,778)	402		(1,174)	—		99		736	—
MainStay Epoch U.S. All Cap Fund Class I	10,066	1,786	(9,317)	(2)		(2,533)	—		16		1,197	—
MainStay Epoch U.S. All Cap Fund Class R6	—	9,862	(963)	(1)		1,360	10,258		—		—	373
MainStay Epoch U.S. Equity Yield Fund Class I	6,212	1,391	(7,192)	(8)		(403)	—		36		214	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	7,915	(179)	(14)		169	7,891		134		—	498
MainStay Floating Rate Fund Class I	1,264	12	(1,275)	8		(9)	—		4		—	—
MainStay Indexed Bond Fund Class I	—	737	(741)	4		—	—		1		—	—
MainStay Large Cap Growth Fund Class I	12,650	2,223	(11,879)	21		(3,015)	—		6		1,781	—
MainStay Large Cap Growth Fund Class R6	—	12,838	(4,539)	520		2,446	11,265		—		—	1,047
MainStay MacKay Common Stock Fund Class I (c)	9,787	991	(5,184)	2,085		(1,330)	6,349		110		—	240
MainStay MacKay Convertible Fund Class I (d)	1,960	1,019	(1,535)	89		(135)	1,398		29		113	82
MainStay MacKay Growth Fund Class I (e)	3,153	2,569	(247)	10		89	5,574		8		118	150
MainStay Mackay High Yield Corporate Bond Fund Class I (f)	9	1	(10)	1		(1)	—		0	(a)	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	3	(3)	0	(a)	0 (a)	0	(a)	0	(a)	—	0	(b)
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	2,132	(61)	(1)		(29)	2,041		32		—	165
MainStay MacKay International Equity Fund Class I (l)	2,846	749	(487)	51		(227)	2,932		23		—	188
MainStay MacKay S&P 500 Index Fund Class I (h)	5,244	1,181	(2,052)	101		(384)	4,090		90		638	82
MainStay MacKay Short Duration High Yield Fund Class I (i)	1,902	272	(1,810)	35		(56)	343		44		—	35
MainStay MacKay Short Term Municipal Fund Class I (j)	—	1,591	(45)	(0	)(a)	(3)	1,543		3		—	162
MainStay MacKay Total Return Bond Fund Class I (k)	724	553	(1,247)	(14)		(16)	—		7		—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—	337	(53)	(1)		(6)	277		5		—	27
MainStay MAP Equity Fund Class I	8,537	1,644	(4,773)	600		(968)	5,040		61		835	119
MainStay U.S. Government Liquidity Fund	—	9,207	(9,096)	—		—	111		17		—	111

	$90,598	$101,359	$(79,743)	$3,746		$(9,967)	$105,993		$1,258		$5,632

105

Notes to Financial Statements (continued)

MainStay Retirement 2060 Fund

Affiliated Investment Companies	Value, Beginning of Year		Purchases at Cost		Proceeds from Sales		Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year		Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$123		$21		$(144)		$7		$(7)		$—		$1		$—	—
IQ 50 Percent Hedged FTSE International ETF	221		458		(115)		(5)		(46)		513		15		—	26
IQ Chaikin U.S. Large Cap ETF	—		1,616		(367)		(3)		(51)		1,195		11		—	49
IQ Chaikin U.S. Small Cap ETF	349		1,083		(19)		(0	)(a)	(141)		1,272		5		—	50
IQ Enhanced Core Plus Bond U.S. ETF	5		—		(4)		(0	)(a)	(0	)(a)	1		0	(a)	—	0	(b)
IQ Global Resources ETF	120		145		(65)		(4)		(6)		190		—		—	7
MainStay Epoch International Choice Fund Class I	807		382		(27)		(1)		(88)		1,073		11		—	32
MainStay Epoch International Small Cap Fund Class I	358		100		(395)		16		(79)		—		8		60	—
MainStay Epoch U.S. All Cap Fund Class I	930		152		(862)		1		(221)		—		1		108	—
MainStay Epoch U.S. All Cap Fund Class R6	—		964		(63)		(0	)(a)	111		1,012		—		—	37
MainStay Epoch U.S. Equity Yield Fund Class I	553		80		(611)		(0	)(a)	(22)		—		3		19	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—		721		(20)		(1)		(1)		699		12		—	44
MainStay Floating Rate Fund Class I	48		0	(a)	(48)		0	(a)	(0	)(a)	—		0	(a)	—	—
MainStay Indexed Bond Fund Class I	—		0	(a)	(0	)(a)	0	(a)	(0	)(a)	—		0	(a)	—	—
MainStay Large Cap Growth Fund Class I	1,147		195		(1,103)		1		(240)		—		1		160	—
MainStay Large Cap Growth Fund Class R6	—		1,192		(440)		68		178		998		—		—	93
MainStay MacKay Common Stock Fund Class I (c)	737		124		(352)		56		5		570		8		—	22
MainStay MacKay Convertible Fund Class I (d)	146		13		(153)		2		(8)		—		1		8	—
MainStay MacKay Growth Fund Class I (e)	211		181		(14)		1		5		384		1		8	10
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	0	(a)	0	(a)	(0	)(a)	0	(a)	(0	)(a)	—		0	(a)	—	—
MainStay MacKay International Equity Fund Class I (l)	264		129		(54)		6		(29)		316		2		—	20
MainStay MacKay S&P 500 Index Fund Class I (h)	283		82		(12)		(1)		(18)		334		6		35	7
MainStay MacKay Short Duration High Yield Fund Class I (i)	29		1		(30)		(0	)(a)	0	(a)	0	(a)	0	(a)	—	0	(b)
MainStay MacKay Total Return Bond Fund Class I (k)	1		0	(a)	(1)		0	(a)	(0	)(a)	—		0	(a)	—	—
MainStay MacKay Total Return Bond Fund Class R6 (k)	—		4		(0	)(a)	(0	)(a)	(0	)(a)	4		0	(a)	—	0	(b)
MainStay MAP Equity Fund Class I	632		160		(316)		26		(56)		446		4		62	10
MainStay U.S. Government Liquidity Fund	—		1,167		(1,045)		—		—		122		2		—	122

	$6,964		$8,970		$(6,260)		$169		$(714)		$9,129		$92		$460

(a)	Less than $500.

(b)	Less than 500 shares.

(c)	Prior to February 28, 2018, known as MainStay Common Stock Fund Class I.

(d)	Prior to February 28, 2018, known as MainStay Convertible Fund Class I.

(e)	Prior to February 28, 2018, known as MainStay Conrnerstone Growth Fund Class I.

(f)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I and Class R6, respectively.

(g)	Prior to February 28, 2018, known as MainStay High Yield Municipal Bond Fund Class I.

(h)	Prior to February 28, 2018, known as MainStay S&P 500 Index Fund Class I.

(i)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.

(j)	Prior to May 22, 2018, known as MainStay MacKay Tax Advantaged Short Term Bond Fund Class I and prior to February 28, 2018, known as MainStay Tax Advantaged Short Term Bond Fund Class I.

(k)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.

(l)	Prior to February 28, 2018, known as MainStay International Equity Fund Class I

106	MainStay Target Date Funds

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$1,705,955	6.5%
Class R1	26,570	1.3
Class R3	11,566	16.9

MainStay Retirement 2020 Fund
Class I	$9,557,139	11.0%
Class R1	27,687	1.3
Class R3	11,006	18.7

MainStay Retirement 2030 Fund
Class I	$25,270,336	12.3%
Class R1	28,760	0.7

MainStay Retirement 2040 Fund
Class I	$23,102,923	13.0%
Class R1	29,363	0.5
Class R3	12,620	4.5

MainStay Retirement 2050 Fund
Class I	$19,638,410	20.2%
Class R1	29,750	0.6

MainStay Retirement 2060 Fund
Class A	$33,777	7.9%
Investor Class	33,660	4.9
Class I	6,627,050	81.4
Class R1	33,918	3.1
Class R2	33,615	100.0
Class R3	33,442	33.9

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the each Retirement Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Retirement 2010 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$34,068,968	$828,355	$(1,133,401)	$(305,046)
MainStay Retirement 2020 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$109,323,247	$7,826,674	$(2,671,919)	$5,154,755

MainStay Retirement 2030 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$237,351,340	$22,192,120	$(5,860,003)	$16,332,117

MainStay Retirement 2040 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$206,060,544	$19,710,781	$(5,935,565)	$13,775,216

MainStay Retirement 2050 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$115,061,586	$11,080,764	$(3,252,804)	$7,827,960

MainStay Retirement 2060 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$9,998,781	$769,643	$(275,715)	$493,928

107

Notes to Financial Statements (continued)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$665,666	$1,790,659	$—	$(305,046)	$2,151,279
MainStay Retirement 2020 Fund	1,944,342	8,188,861	—	5,154,755	15,287,958
MainStay Retirement 2030 Fund	3,487,328	18,550,772	—	16,332,117	38,370,217
MainStay Retirement 2040 Fund	2,761,939	17,495,089	—	13,775,216	34,032,244
MainStay Retirement 2050 Fund	1,295,008	10,766,391	—	7,827,960	19,889,359
MainStay Retirement 2060 Fund	103,039	674,409	—	493,928	1,271,376

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended October 31, 2018 and October 31, 2017 the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018			2017
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,227,246	$2,397,848	$3,625,094	$1,360,002	$1,098,516	2,458,518
MainStay Retirement 2020 Fund	3,644,029	7,336,817	10,980,846	3,315,005	3,245,611	6,560,616
MainStay Retirement 2030 Fund	6,524,841	8,623,909	15,148,750	4,723,441	6,572,706	11,296,147
MainStay Retirement 2040 Fund	4,829,211	6,124,000	10,953,211	3,282,036	5,742,443	9,024,479
MainStay Retirement 2050 Fund	2,282,756	3,838,637	6,121,393	1,510,181	3,292,630	4,802,811
MainStay Retirement 2060 Fund	188,990	223,443	412,433	159,507	—	159,507

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Retirement Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Retirement Funds.

108	MainStay Target Date Funds

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$17,156	$18,313
MainStay Retirement 2020 Fund	64,657	62,492
MainStay Retirement 2030 Fund	139,202	111,825
MainStay Retirement 2040 Fund	124,036	92,189
MainStay Retirement 2050 Fund	74,374	51,196
MainStay Retirement 2060 Fund	6,110	3,278

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	32,059	$316,033
Shares issued to shareholders in reinvestment of dividends and distributions	55,997	547,091
Shares redeemed	(155,700)	(1,523,975)

Net increase (decrease) in shares outstanding before conversion	(67,644)	(660,851)
Shares converted into Class A (See Note 1)	13,600	140,994
Shares converted from Class A (See Note 1)	(3,551)	(34,436)

Net increase (decrease)	(57,595)	$(554,293)

Year ended October 31, 2017:
Shares sold	259,775	$2,649,395
Shares issued to shareholders in reinvestment of dividends and distributions	38,009	372,105
Shares redeemed	(460,294)	(4,684,900)

Net increase (decrease) in shares outstanding before conversion	(162,510)	(1,663,400)
Shares converted into Class A (See Note 1)	84,475	886,319
Shares converted from Class A (See Note 1)	(2,205)	(22,271)

Net increase (decrease)	(80,240)	$(799,352)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	16,805	$166,795
Shares issued to shareholders in reinvestment of dividends and distributions	5,659	55,680
Shares redeemed	(13,648)	(134,362)

Net increase (decrease) in shares outstanding before conversion	8,816	88,113
Shares converted into Investor Class (See Note 1)	3,526	34,436
Shares converted from Investor Class (See Note 1)	(13,525)	(140,994)

Net increase (decrease)	(1,183)	$(18,445)

Year ended October 31, 2017:
Shares sold	32,758	$335,085
Shares issued to shareholders in reinvestment of dividends and distributions	7,392	72,729
Shares redeemed	(40,438)	(414,055)

Net increase (decrease) in shares outstanding before conversion	(288)	(6,241)
Shares converted into Investor Class (See Note 1)	2,194	22,271
Shares converted from Investor Class (See Note 1)	(84,151)	(886,319)

Net increase (decrease)	(82,245)	$(870,289)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	321,244	$3,179,548
Shares issued to shareholders in reinvestment of dividends and distributions	283,277	2,787,451
Shares redeemed	(542,637)	(5,369,932)

Net increase (decrease)	61,884	$597,067

Year ended October 31, 2017:
Shares sold	414,544	$4,273,976
Shares issued to shareholders in reinvestment of dividends and distributions	192,634	1,899,370
Shares redeemed	(1,634,074)	(16,791,409)

Net increase (decrease)	(1,026,896)	$(10,618,063)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	204,817	$2,268,433
Shares issued to shareholders in reinvestment of dividends and distributions	19,623	199,172
Shares redeemed	(19,829)	(200,383)

Net increase (decrease)	204,611	$2,267,222

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	53	539

Net increase (decrease)	53	$539

109

Notes to Financial Statements (continued)

Class R2*	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,726	$18,437
Shares issued to shareholders in reinvestment of dividends and distributions	2,874	28,278
Shares redeemed	(252,377)	(2,690,676)

Net increase (decrease)	(247,777)	$(2,643,961)

Year ended October 31, 2017:
Shares sold	13,021	$134,267
Shares issued to shareholders in reinvestment of dividends and distributions	11,380	112,096
Shares redeemed	(30,159)	(305,359)

Net increase (decrease)	(5,758)	$(58,996)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	7	$70
Shares issued to shareholders in reinvestment of dividends and distributions	623	6,250

Net increase (decrease)	630	$6,320

Year ended October 31, 2017:
Shares sold	2,350	$25,046
Shares issued to shareholders in reinvestment of dividends and distributions	167	1,679
Shares redeemed	(12)	(127)

Net increase (decrease)	2,505	$26,598

*	Effective June 1, 2018, Class R2 shares for MainStay Retirement 2010 Fund were discontinued and no longer offered for sale.

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	345,194	$3,708,835
Shares issued to shareholders in reinvestment of dividends and distributions	181,671	1,940,250
Shares redeemed	(383,515)	(4,149,125)

Net increase (decrease) in shares outstanding before conversion	143,350	1,499,960
Shares converted into Class A (See Note 1)	75,420	835,810
Shares converted from Class A (See Note 1)	(7,274)	(78,160)

Net increase (decrease)	211,496	$2,257,610

Year ended October 31, 2017:
Shares sold	668,529	$7,151,569
Shares issued to shareholders in reinvestment of dividends and distributions	87,745	898,514
Shares redeemed	(1,103,833)	(11,997,238)

Net increase (decrease) in shares outstanding before conversion	(347,559)	(3,947,155)
Shares converted into Class A (See Note 1)	577,095	6,485,711
Shares converted from Class A (See Note 1)	(9,679)	(102,342)

Net increase (decrease)	219,857	$2,436,214

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	122,150	$1,326,283
Shares issued to shareholders in reinvestment of dividends and distributions	25,122	269,305
Shares redeemed	(48,569)	(521,831)

Net increase (decrease) in shares outstanding before conversion	98,703	1,073,757
Shares converted into Investor Class (See Note 1)	7,254	78,160
Shares converted from Investor Class (See Note 1)	(75,248)	(835,810)

Net increase (decrease)	30,709	$316,107

Year ended October 31, 2017:
Shares sold	181,593	$1,963,129
Shares issued to shareholders in reinvestment of dividends and distributions	33,262	341,269
Shares redeemed	(136,340)	(1,466,014)

Net increase (decrease) in shares outstanding before conversion	78,515	838,384
Shares converted into Investor Class (See Note 1)	2,612	28,009
Shares converted from Investor Class (See Note 1)	(576,566)	(6,485,711)

Net increase (decrease)	(495,439)	$(5,619,318)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	974,763	$10,579,472
Shares issued to shareholders in reinvestment of dividends and distributions	793,382	8,512,994
Shares redeemed	(1,699,110)	(18,337,353)

Net increase (decrease)	69,035	$755,113

Year ended October 31, 2017:
Shares sold	1,288,531	$14,030,153
Shares issued to shareholders in reinvestment of dividends and distributions	506,514	5,212,029
Shares redeemed	(4,567,356)	(49,605,705)

Net increase (decrease) in shares outstanding before conversion	(2,772,311)	(30,363,523)
Shares converted into Class I (See Note 1)	7,022	74,333

Net increase (decrease)	(2,765,289)	$(30,289,190)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	188,947	$2,257,835
Shares issued to shareholders in reinvestment of dividends and distributions	17,010	187,110
Shares redeemed	(14,016)	(154,792)

Net increase (decrease)	191,941	$2,290,153

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	51	536

Net increase (decrease)	51	$536

110	MainStay Target Date Funds

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,046	$67,100
Shares issued to shareholders in reinvestment of dividends and distributions	5,426	58,328
Shares redeemed	(254,674)	(2,926,082)

Net increase (decrease)	(243,202)	$(2,800,654)

Year ended October 31, 2017:
Shares sold	28,291	$306,307
Shares issued to shareholders in reinvestment of dividends and distributions	9,655	99,539
Shares redeemed	(55,732)	(593,300)

Net increase (decrease)	(17,786)	$(187,454)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,454	$15,890
Shares issued to shareholders in reinvestment of dividends and distributions	551	5,993
Shares redeemed	(2,601)	(28,117)

Net increase (decrease)	(596)	$(6,234)

Year ended October 31, 2017:
Shares sold	2,544	$27,705
Shares issued to shareholders in reinvestment of dividends and distributions	317	3,300
Shares redeemed	(5,815)	(62,159)

Net increase (decrease)	(2,954)	$(31,154)

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	687,722	$7,966,083
Shares issued to shareholders in reinvestment of dividends and distributions	163,995	1,879,390
Shares redeemed	(421,175)	(4,859,325)

Net increase (decrease) in shares outstanding before conversion	430,542	4,986,148
Shares converted into Class A (See Note 1)	207,596	2,442,383
Shares converted from Class A (See Note 1)	(11,555)	(134,458)

Net increase (decrease)	626,583	$7,294,073

Year ended October 31, 2017:
Shares sold	865,895	$9,337,670
Shares issued to shareholders in reinvestment of dividends and distributions	103,016	1,064,151
Shares redeemed	(1,174,273)	(13,060,055)

Net increase (decrease) in shares outstanding before conversion	(205,362)	(2,658,234)
Shares converted into Class A (See Note 1)	1,068,901	12,360,630
Shares converted from Class A (See Note 1)	(1,712)	(18,681)

Net increase (decrease)	861,827	$9,683,715

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	304,030	$3,532,497
Shares issued to shareholders in reinvestment of dividends and distributions	34,356	395,098
Shares redeemed	(106,838)	(1,244,809)

Net increase (decrease) in shares outstanding before conversion	231,548	2,682,786
Shares converted into Investor Class (See Note 1)	11,525	134,458
Shares converted from Investor Class (See Note 1)	(207,207)	(2,442,383)

Net increase (decrease)	35,866	$374,861

Year ended October 31, 2017:
Shares sold	443,310	$4,890,801
Shares issued to shareholders in reinvestment of dividends and distributions	64,003	661,791
Shares redeemed	(179,684)	(1,982,094)

Net increase (decrease) in shares outstanding before conversion	327,629	3,570,498
Shares converted into Investor Class (See Note 1)	1,710	18,681
Shares converted from Investor Class (See Note 1)	(1,068,886)	(12,360,630)

Net increase (decrease)	(739,547)	$(8,771,451)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,095,068	$24,450,716
Shares issued to shareholders in reinvestment of dividends and distributions	1,085,269	12,534,858
Shares redeemed	(1,858,449)	(21,667,706)

Net increase (decrease)	1,321,888	$15,317,868

Year ended October 31, 2017:
Shares sold	2,276,447	$25,370,651
Shares issued to shareholders in reinvestment of dividends and distributions	897,925	9,347,404
Shares redeemed	(4,402,893)	(49,105,304)

Net increase (decrease)	(1,228,521)	$(14,387,249)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	355,349	$4,423,198
Shares issued to shareholders in reinvestment of dividends and distributions	20,736	244,473
Shares redeemed	(5,866)	(70,074)

Net increase (decrease)	370,219	$4,597,597

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	64	675

Net increase (decrease)	64	$675

111

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	14,385	$168,235
Shares issued to shareholders in reinvestment of dividends and distributions	6,246	71,704
Shares redeemed	(471,844)	(5,662,230)

Net increase (decrease)	(451,213)	$(5,422,291)

Year ended October 31, 2017:
Shares sold	52,512	$574,204
Shares issued to shareholders in reinvestment of dividends and distributions	19,851	205,258
Shares redeemed	(68,270)	(749,378)

Net increase (decrease)	4,093	$30,084

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	10,045	$118,639
Shares issued to shareholders in reinvestment of dividends and distributions	1,738	20,210
Shares redeemed	(9,584)	(112,918)

Net increase (decrease)	2,199	$25,931

Year ended October 31, 2017:
Shares sold	23,840	$266,944
Shares issued to shareholders in reinvestment of dividends and distributions	1,577	16,528
Shares redeemed	(30,249)	(333,711)

Net increase (decrease)	(4,832)	$(50,239)

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	412,137	$4,990,641
Shares issued to shareholders in reinvestment of dividends and distributions	99,305	1,189,675
Shares redeemed	(281,417)	(3,408,847)

Net increase (decrease) in shares outstanding before conversion	230,025	2,771,469
Shares converted into Class A (See Note 1)	191,664	2,361,959
Shares converted from Class A (See Note 1)	(8,692)	(107,253)

Net increase (decrease)	412,997	$5,026,175

Year ended October 31, 2017:
Shares sold	764,705	$8,416,749
Shares issued to shareholders in reinvestment of dividends and distributions	63,988	670,590
Shares redeemed	(904,967)	(10,336,507)

Net increase (decrease) in shares outstanding before conversion	(76,274)	(1,249,168)
Shares converted into Class A (See Note 1)	939,837	11,179,910
Shares converted from Class A (See Note 1)	(3,524)	(39,842)

Net increase (decrease)	860,039	$9,890,900

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	355,752	$4,346,847
Shares issued to shareholders in reinvestment of dividends and distributions	34,899	420,879
Shares redeemed	(112,906)	(1,382,939)

Net increase (decrease) in shares outstanding before conversion	277,745	3,384,787
Shares converted into Investor Class (See Note 1)	8,636	107,253
Shares converted from Investor Class (See Note 1)	(190,587)	(2,361,959)

Net increase (decrease)	95,794	$1,130,081

Year ended October 31, 2017:
Shares sold	475,201	$5,364,974
Shares issued to shareholders in reinvestment of dividends and distributions	64,183	675,849
Shares redeemed	(197,045)	(2,213,428)

Net increase (decrease) in shares outstanding before conversion	342,339	3,827,395
Shares converted into Investor Class (See Note 1)	3,509	39,842
Shares converted from Investor Class (See Note 1)	(935,879)	(11,179,910)

Net increase (decrease)	(590,031)	$(7,312,673)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,014,600	$24,741,114
Shares issued to shareholders in reinvestment of dividends and distributions	744,002	9,017,301
Shares redeemed	(1,113,294)	(13,672,293)

Net increase (decrease)	1,645,308	$20,086,122

Year ended October 31, 2017:
Shares sold	2,064,459	$23,548,366
Shares issued to shareholders in reinvestment of dividends and distributions	701,930	7,433,442
Shares redeemed	(3,248,722)	(37,350,322)

Net increase (decrease)	(482,333)	$(6,368,514)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	463,827	$5,993,968
Shares issued to shareholders in reinvestment of dividends and distributions	22,761	281,104
Shares redeemed	(15,567)	(195,166)

Net increase (decrease)	471,021	$6,079,906

Year ended October 31, 2017:
Shares sold	88	$993
Shares issued to shareholders in reinvestment of dividends and distributions	77	828

Net increase (decrease)	165	$1,821

112	MainStay Target Date Funds

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	38,797	$469,708
Shares issued to shareholders in reinvestment of dividends and distributions	3,068	37,000
Shares redeemed	(581,364)	(7,295,381)

Net increase (decrease)	(539,499)	$(6,788,673)

Year ended October 31, 2017:
Shares sold	51,425	$580,611
Shares issued to shareholders in reinvestment of dividends and distributions	22,949	241,656
Shares redeemed	(33,660)	(384,736)

Net increase (decrease)	40,714	$437,531

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	13,657	$168,717
Shares issued to shareholders in reinvestment of dividends and distributions	581	7,067
Shares redeemed	(2,403)	(29,783)

Net increase (decrease)	11,835	$146,001

Year ended October 31, 2017:
Shares sold	10,698	$120,452
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,132
Shares redeemed	(1,224)	(14,056)

Net increase (decrease)	9,581	$107,528

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	193,630	$2,369,176
Shares issued to shareholders in reinvestment of dividends and distributions	42,787	514,300
Shares redeemed	(136,317)	(1,652,093)

Net increase (decrease) in shares outstanding before conversion	100,100	1,231,383
Shares converted into Class A (See Note 1)	184,670	2,293,642
Shares converted from Class A (See Note 1)	(7,281)	(89,745)

Net increase (decrease)	277,489	$3,435,280

Year ended October 31, 2017:
Shares sold	362,461	$4,004,392
Shares issued to shareholders in reinvestment of dividends and distributions	20,595	213,782
Shares redeemed	(469,641)	(5,374,796)

Net increase (decrease) in shares outstanding before conversion	(86,585)	(1,156,622)
Shares converted into Class A (See Note 1)	472,690	5,618,948
Shares converted from Class A (See Note 1)	(3,792)	(42,259)

Net increase (decrease)	382,313	$4,420,067

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	330,558	$4,034,236
Shares issued to shareholders in reinvestment of dividends and distributions	33,209	398,504
Shares redeemed	(105,841)	(1,291,456)

Net increase (decrease) in shares outstanding before conversion	257,926	3,141,284
Shares converted into Investor Class (See Note 1)	7,296	89,745
Shares converted from Investor Class (See Note 1)	(185,095)	(2,293,642)

Net increase (decrease)	80,127	$937,387

Year ended October 31, 2017:
Shares sold	371,824	$4,191,109
Shares issued to shareholders in reinvestment of dividends and distributions	41,994	435,058
Shares redeemed	(108,807)	(1,218,861)

Net increase (decrease) in shares outstanding before conversion	305,011	3,407,306
Shares converted into Investor Class (See Note 1)	3,799	42,259
Shares converted from Investor Class (See Note 1)	(473,868)	(5,618,948)

Net increase (decrease)	(165,058)	$(2,169,383)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,714,547	$21,090,655
Shares issued to shareholders in reinvestment of dividends and distributions	407,686	4,928,922
Shares redeemed	(1,005,196)	(12,367,518)

Net increase (decrease)	1,117,037	$13,652,059

Year ended October 31, 2017:
Shares sold	1,612,243	$18,273,326
Shares issued to shareholders in reinvestment of dividends and distributions	376,663	3,932,362
Shares redeemed	(2,026,587)	(23,082,913)

Net increase (decrease)	(37,681)	$(877,225)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	424,065	$5,397,322
Shares issued to shareholders in reinvestment of dividends and distributions	20,475	248,770
Shares redeemed	(21,813)	(270,271)

Net increase (decrease)	422,727	$5,375,821

Year ended October 31, 2017:
Shares sold	64	$709
Shares issued to shareholders in reinvestment of dividends and distributions	119	1,244
Shares redeemed	(129)	(1,582)

Net increase (decrease)	54	$371

113

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	18,456	$227,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,451	17,497
Shares redeemed	(429,184)	(5,403,381)

Net increase (decrease)	(409,277)	$(5,158,092)

Year ended October 31, 2017:
Shares sold	63,198	$711,211
Shares issued to shareholders in reinvestment of dividends and distributions	20,554	213,552
Shares redeemed	(87,012)	(946,428)

Net increase (decrease)	(3,260)	$(21,665)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,387	$41,668
Shares issued to shareholders in reinvestment of dividends and distributions	1,071	12,972
Shares redeemed	(4,087)	(50,317)

Net increase (decrease)	371	$4,323

Year ended October 31, 2017:
Shares sold	18,766	$208,758
Shares issued to shareholders in reinvestment of dividends and distributions	651	6,813
Shares redeemed	(11,482)	(127,428)

Net increase (decrease)	7,935	$88,143

MainStay Retirement 2060 Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	33,730	$450,781
Shares issued to shareholders in reinvestment of dividends and distributions	404	5,314
Shares redeemed	(8,839)	(118,694)

Net increase (decrease) in shares outstanding before conversion	25,295	337,401
Shares converted into Class A (See Note 1)	3,139	42,267
Shares converted from Class A (See Note 1)	(2,590)	(35,570)

Net increase (decrease)	25,844	$344,098

Period ended October 31, 2017:
Shares sold	4,426	$52,541
Shares issued to shareholders in reinvestment of dividends and distributions	109	1,208
Shares redeemed	(1,816)	(21,345)

Net increase (decrease) in shares outstanding before conversion	2,719	32,404
Shares converted into Class A (See Note 1)	3,634	46,667
Shares converted from Class A (See Note 1)	(665)	(8,829)

Net increase (decrease)	5,688	$70,242

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	43,234	$578,147
Shares issued to shareholders in reinvestment of dividends and distributions	632	8,297
Shares redeemed	(5,584)	(74,975)

Net increase (decrease) in shares outstanding before conversion	38,282	511,469
Shares converted into Investor Class (See Note 1)	2,597	35,570
Shares converted from Investor Class (See Note 1)	(3,147)	(42,267)

Net increase (decrease)	37,732	$504,772

Period ended October 31, 2017:
Shares sold	13,961	$166,150
Shares issued to shareholders in reinvestment of dividends and distributions	221	2,449
Shares redeemed	(2,508)	(30,638)

Net increase (decrease) in shares outstanding before conversion	11,674	137,961
Shares converted into Investor Class (See Note 1)	666	8,829
Shares converted from Investor Class (See Note 1)	(3,639)	(46,667)

Net increase (decrease)	8,701	$100,123

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	100,651	$1,344,577
Shares issued to shareholders in reinvestment of dividends and distributions	26,770	350,681
Shares redeemed	(20,878)	(281,285)

Net increase (decrease)	106,543	$1,413,973

Period ended October 31, 2017:
Shares sold	39,305	$492,076
Shares issued to shareholders in reinvestment of dividends and distributions	13,747	152,875
Shares redeemed	(771)	(9,937)

Net increase (decrease)	52,281	$635,014

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	89,821	$1,223,883
Shares issued to shareholders in reinvestment of dividends and distributions	3,269	42,828
Shares redeemed	(7,748)	(106,070)

Net increase (decrease)	85,342	$1,160,641

Period ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	69	762

Net increase (decrease)	69	$762

114	MainStay Target Date Funds

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,654	$48,737
Shares issued to shareholders in reinvestment of dividends and distributions	108	1,409
Shares redeemed	(66,223)	(903,219)

Net increase (decrease)	(62,461)	$(853,073)

Period ended October 31, 2017:
Shares sold	67,036	$778,281
Shares issued to shareholders in reinvestment of dividends and distributions	65	723
Shares redeemed	(4,467)	(52,821)

Net increase (decrease)	62,634	$726,183

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	182	$2,432
Shares issued to shareholders in reinvestment of dividends and distributions	298	3,904
Shares redeemed	—	(2)

Net increase (decrease)	480	$6,334

Period ended October 31, 2017:
Shares sold	2,015	$25,448
Shares issued to shareholders in reinvestment of dividends and distributions	134	1,491
Shares redeemed	(43)	(534)

Net increase (decrease)	2,106	$26,405

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 10-12, 2018, the Board of Trustees approved Agreements and Plans of Reorganization providing for the acquisition of the assets and liabilities of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (each a “Retirement Fund”) with and into its respective “Acquiring Fund,” as set out in the below chart, each a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the same class of the Acquiring Fund to the shareholders of each respective Retirement Fund and the complete liquidation of each Retirement Fund (the “Reorganizations”).

Retirement Fund	Acquiring Fund
MainStay Retirement 2010 Fund MainStay Retirement 2020 Fund	MainStay Conservative Allocation Fund
MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund
MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund	MainStay Moderate Growth Allocation Fund
MainStay Retirement 2060 Fund	MainStay Growth Allocation Fund

The Reorganizations do not require shareholder approval and you are not being asked to vote on the Reorganizations. On or about May 1, 2019, shareholders who own shares of a Retirement Fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Reorganizations, which are scheduled to take place on or about June 14, 2019.

115

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, and MainStay Retirement 2060 Fund (each a Fund and collectively, the Funds), six of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, the transfer agent of the underlying funds, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

116	MainStay Target Date Funds

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$2,391,877
MainStay Retirement 2020 Fund	7,322,635
MainStay Retirement 2030 Fund	8,623,909
MainStay Retirement 2040 Fund	6,111,565
MainStay Retirement 2050 Fund	3,836,178
MainStay Retirement 2060 Fund	223,412

For the fiscal year ended October 31, 2018, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$194,588
MainStay Retirement 2020 Fund	1,180,625
MainStay Retirement 2030 Fund	2,160,026
MainStay Retirement 2040 Fund	2,474,768
MainStay Retirement 2050 Fund	1,240,879
MainStay Retirement 2060 Fund	73,814

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2018 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Retirement 2010 Fund	12.61%
MainStay Retirement 2020 Fund	21.56
MainStay Retirement 2030 Fund	26.59
MainStay Retirement 2040 Fund	31.95
MainStay Retirement 2050 Fund	34.54
MainStay Retirement 2060 Fund	31.99

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2018 is listed below.

FTC$
MainStay Retirement 2010 Fund	$5,389
MainStay Retirement 2020 Fund	35,423
MainStay Retirement 2030 Fund	94,971
MainStay Retirement 2040 Fund	97,883
MainStay Retirement 2050 Fund	56,696
MainStay Retirement 2060 Fund	4,788

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year ended October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

117

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

118	MainStay Target Date Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

119

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

120	MainStay Target Date Funds

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

121

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1718024 MS293-18	MSRF11-12/18 (NYLIM) NL233

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	0.44 3.54%	2.52 3.15%	5.58 5.91%	1.01 1.01%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.44 3.54	2.52 3.15	5.53 5.86	1.06 1.06
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–0.20 2.77	2.38 2.38	5.08 5.08	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	1.78 2.77	2.38 2.38	5.07 5.07	1.81 1.81
Class I Shares	No Sales Charge		5/3/2004	3.80	3.41	6.17	0.76
Class R3 Shares	No Sales Charge		2/29/2016	3.18	5.59	N/A	1.35

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[4]	4.54%	3.97%	7.66%
Credit Suisse Leveraged Loan Index[5]	4.89	4.19	7.33
Morningstar Bank Loan Category Average[6]	3.51	3.16	6.45

4.

The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,016.10	$5.34	$1,019.91	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,016.20	$5.29	$1,019.96	$5.30	1.04%

Class B Shares	$1,000.00	$1,012.40	$9.08	$1,016.18	$9.10	1.79%

Class C Shares	$1,000.00	$1,012.40	$9.08	$1,016.18	$9.10	1.79%

Class I Shares	$1,000.00	$1,017.40	$4.07	$1,021.17	$4.08	0.80%

Class R3 Shares	$1,000.00	$1,014.30	$7.11	$1,018.15	$7.12	1.40%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Electronics	12.6%
Healthcare, Education & Childcare	8.5
Hotels, Motels, Inns & Gaming	6.4
Diversified/Conglomerate Service	5.4
Chemicals, Plastics & Rubber	4.5
Retail Store	4.3
Diversified/Conglomerate Manufacturing	3.9
Telecommunications	3.7
Broadcasting & Entertainment	3.6
Leisure, Amusement, Motion Pictures & Entertainment	3.6
Buildings & Real Estate	3.5
Beverage, Food & Tobacco	3.4
Insurance	3.1
Containers, Packaging & Glass	2.9
Automobile	2.8
Utilities	2.3
Oil & Gas	2.2
Mining, Steel, Iron & Non-Precious Metals	2.0
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.9
Banking	1.7
Personal & Nondurable Consumer Products (Manufacturing Only)	1.7
Personal, Food & Miscellaneous Services	1.6
Finance	1.5
Printing & Publishing	1.5
Aerospace & Defense	1.1
Real Estate	0.8
Electric	0.7
Ecological	0.6
Home and Office Furnishings, Housewares & Durable Consumer Products	0.6
Commercial Services	0.3
Packaging & Containers	0.3

Chemicals	0.2%
Energy Equipment & Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Media	0.2
Metals & Mining	0.2
Personal Transportation	0.2
Affiliated Investment Company	0.1
Auto Parts & Equipment	0.1
Building Materials	0.1
Distribution & Wholesale	0.1
Diversified Financial Services	0.1
Environmental Controls	0.1
Equity Real Estate Investment Trusts	0.1
Health Care—Services	0.1
Housewares	0.1
Miscellaneous—Manufacturing	0.1
Oil, Gas & Consumable Fuels	0.1
Pharmaceuticals	0.1
Pipelines	0.1
Software	0.1
Trucking & Leasing	0.1
Beverages	0.0	‡
Cargo Transport	0.0	‡
Communications Equipment	0.0	‡
Hotels, Restaurants & Leisure	0.0	‡
Household Products & Wares	0.0	‡
Machinery—Diversified	0.0	‡
Oil & Gas Services	0.0	‡
Retail	0.0	‡
Short-Term Investments	5.8
Other Assets, Less Liabilities	–1.5

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	Vistra Energy Corp.

2.	Scientific Games International, Inc., 5.044%–5.052%, due 8/14/24

3.	Red Ventures LLC, 6.302%–10.302%, due 11/8/24–11/8/25

4.	Wilsonart LLC, 5.64%, due 12/19/23

5.	Asurion LLC, 5.302%–8.802%, due 8/4/22–8/4/25
6.	McAfee LLC, 6.795%–10.795%, due 9/30/24–9/29/25

7.	SS&C Technologies, Inc., 4.552%, due 4/16/25

8.	Valeant Pharmaceuticals International, Inc., 5.274%, due 6/1/25

9.	Sedgwick Claims Management Services, Inc., 5.052%–8.063%, due 3/1/21–2/28/22

10.	Univision Communications, Inc., 5.052%, due 3/15/24

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Floating Rate Fund returned 3.80%, underperforming the 4.54% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index. Over the same period, Class I shares underperformed the 4.89% return of the Credit Suisse Leveraged Loan Index, which is the Fund’s secondary benchmark, and outperformed the 3.51% return of the Morningstar Bank Loan Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Market conditions were generally favorable for floating-rate assets during the reporting period. Among the factors that contributed positively to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index were overweight positions in credits rated B,2 cash, and restructured equities and an underweight position in defaulted assets. Detracting from the Fund’s relative performance were underweight positions in credits rated BBB and credits rated CCC3 and below.

What was the Fund’s duration4 strategy during the reporting period?

The Fund primarily invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. During the reporting period, the Fund’s weighted average days-to-LIBOR has ranged between 35 and 55 days. As of October 31, 2018, the Fund’s weighted average days-to-LIBOR-reset figure was 35 days, which we viewed as a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

On a sector basis, the Fund’s relative performance was aided by its overweight position in business services, its underweight position in oil & gas, and its overweight position in gaming. Weak contributors to relative performance were the Fund’s underweight positions in health care, metals & mining, and transportation. (Contributions take weightings and total returns into account.)

How did the Fund’s sector weightings change during the reporting period?

On a relative basis, larger sector increases were realized in oil & gas, metals & mining, and automotive. During the reporting period, sector weightings decreased more substantially in utilities, telecommunications and chemicals.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund maintained overweight positions in credits rated B, in cash and in restructured equities. As of the same date, the Fund held underweight positions in credits rated BBB and those rated CCC and below. At the end of the reporting period, the Fund held overweight positions in business services and gaming, and it held underweight positions in oil & gas, health care, metals & mining, and transportation.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 94.8%† Corporate Bonds 3.2%
Auto Parts & Equipment 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$600,000	$567,000
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	1,200,000	1,083,000

		1,650,000

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	590,000	528,787
4.875%, due 12/15/27	780,000	678,600

		1,207,387

Chemicals 0.2%
Platform Specialty Products Corp. 5.875%, due 12/1/25 (a)	2,800,000	2,660,000
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	1,000,000	970,000

		3,630,000

Chemicals, Plastics & Rubber 0.3%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,526,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,520,625
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	1,930,500

		4,977,125

Commercial Services 0.3%
Hertz Corp. 5.875%, due 10/15/20	3,300,000	3,229,875
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	1,000,000	972,500

		4,202,375

Distribution & Wholesale 0.1%
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	1,400,000	1,316,000

Diversified Financial Services 0.1%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	1,000,000	999,470

Electric 0.7%
NRG Energy, Inc. 7.25%, due 5/15/26	2,700,000	2,868,750

	Principal Amount	Value
Electric (continued)
Vistra Energy Corp.
7.375%, due 11/1/22	$2,000,000	$2,075,000
7.625%, due 11/1/24	1,500,000	1,586,250
8.125%, due 1/30/26 (a)	3,750,000	4,059,375

		10,589,375

Environmental Controls 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,170,000
Wrangler Buyer Corp. 6.00%, due 10/1/25 (a)	550,000	589,875

		1,759,875

Health Care—Services 0.1%
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	1,000,000	919,700
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	335,221

		1,254,921

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	700,000	691,250

Housewares 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	758,000

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	2,280,000	2,034,900

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	700,000	656,250

Media 0.2%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,128,000
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	1,400,000	1,253,000

		2,381,000

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	1,915,600

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	800,000	538,000

10	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26 (a)	$640,000	$646,400

Packaging & Containers 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (c)	1,330,000	1,289,269
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,206,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,380,375
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	484,950

		4,360,594

Pharmaceuticals 0.1%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	700,000	686,000
6.50%, due 3/15/22	1,500,000	1,552,500

		2,238,500

Pipelines 0.1%
Energy Transfer, L.P. 4.25%, due 3/15/23	1,400,000	1,386,000

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	800,000	624,000

Trucking & Leasing 0.1%
DAE Funding LLC 5.00%, due 8/1/24 (a)	1,000,000	975,000

Total Corporate Bonds (Cost $52,026,183)		50,792,022

Floating Rate Loans 81.4% (d)
Aerospace & Defense 1.1%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 6.05% (1 Month LIBOR + 3.75%), due 7/7/22	5,125,899	5,143,292
Engility Corp. Term Loan B2 5.052% (1 Month LIBOR + 2.75%), due 8/12/23	1,629,168	1,629,847
Science Applications International Corp. 2018 Term Loan B TBD, due 11/5/25 (e)	2,100,000	2,098,030

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.
2018 Term Loan F 4.802% (1 Month LIBOR + 2.50%), due 6/9/23	$7,019,813	$6,981,520
2018 Term Loan E 4.802% (1 Month LIBOR + 2.50%), due 5/30/25	995,000	988,781

		16,841,470

Automobile 2.8%
American Axle and Manufacturing, Inc.
Term Loan B 4.54% (1 Month LIBOR + 2.25%), due 4/6/24	2,310,806	2,305,029
Term Loan B 4.74% (3 Month LIBOR + 2.25%), due 4/6/24	1,569,422	1,565,499
AP Exhaust Acquisition LLC 1st Lien Term Loan 7.319% (3 Month LIBOR + 5.00%), due 5/10/24	1,019,250	942,806
Autodata, Inc. 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 12/13/24	2,291,617	2,284,456
Belron Finance U.S. LLC Term Loan B 4.593% (3 Month LIBOR + 2.50%), due 11/7/24	2,481,250	2,490,555
CH Hold Corp. 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 2/1/24	4,428,406	4,425,638
Chassix, Inc. (f)
2017 1st Lien Term Loan 7.813% (3 Month LIBOR + 5.50%), due 11/15/23	1,715,972	1,715,972
2017 1st Lien Term Loan 8.00% (6 Month LIBOR + 5.50%), due 11/15/23	1,757,778	1,757,778
KAR Auction Services, Inc. Term Loan B5 4.938% (3 Month LIBOR + 2.50%), due 3/9/23	2,304,166	2,304,166
L&W, Inc. 2018 Term Loan B 6.287% (1 Month LIBOR + 4.00%), due 5/22/25	3,192,000	3,199,980
Mavis Tire Express Services Corp.
2018 Delayed Draw Term Loan 1.249% (1 Month LIBOR + 1.00%), due 3/20/25	24,600	24,385
2018 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.25%), due 3/20/25	2,754,428	2,730,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Tenneco, Inc. 2018 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 10/1/25	$10,400,000	$10,361,000
Tower Automotive Holdings USA LLC 2017 Term Loan B 5.063% (1 Month LIBOR + 2.75%), due 3/7/24	4,269,656	4,257,202
Truck Hero, Inc. 1st Lien Term Loan 6.037% (1 Month LIBOR + 3.75%), due 4/21/24	4,328,542	4,323,131

		44,687,924

Banking 1.7%
Advisor Group, Inc. 2018 Term Loan 6.04% (1 Month LIBOR + 3.75%), due 8/15/25	4,000,000	4,012,500
Broadstreet Partners, Inc. 2018 Term Loan B 5.552% (1 Week LIBOR + 3.25%), due 11/8/23	3,414,811	3,402,005
Capital Automotive L.P. 2017 2nd Lien Term Loan 8.31% (1 Month LIBOR + 6.00%), due 3/24/25	4,244,123	4,350,227
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.686% (3 Month LIBOR + 3.25%), due 7/21/25	2,800,000	2,809,100
Greenhill & Co., Inc.
1st Lien Term Loan 5.971% (1 Month LIBOR + 3.75%), due 10/12/22	1,350,000	1,353,375
1st Lien Term Loan 6.094% (2 Month LIBOR + 3.75%), due 10/12/22	1,750,000	1,754,375
1st Lien Term Loan 6.136% (3 Month LIBOR + 3.75%), due 10/12/22	268,750	269,422
Jane Street Group LLC 2018 Term Loan B 5.526% (3 Month LIBOR + 3.00%), due 8/25/22	3,449,826	3,445,514
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 6/1/23	3,459,665	3,471,196

	Principal Amount	Value
Banking (continued)
Trans Union LLC 2018 Term Loan B4 4.302% (1 Month LIBOR + 2.00%), due 6/19/25	$1,795,500	$1,791,652
VFH Parent LLC 2018 Term Loan 5.089% (3 Month LIBOR + 2.75%), due 12/30/21	670,623	673,557

		27,332,923

Beverage, Food & Tobacco 3.2%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 6.006% (3 Month LIBOR + 3.75%), due 10/1/25	1,400,000	1,412,250
Acosta Holdco, Inc. 2015 Term Loan 5.552% (1 Month LIBOR + 3.25%), due 9/26/21	2,277,608	1,683,533
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/23/21	2,746,411	2,490,651
Incremental Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 7/25/21	1,481,250	1,343,309
2014 2nd Lien Term Loan 8.802% (1 Month LIBOR + 6.50%), due 7/25/22	1,458,333	1,207,986
Albertsons LLC
2017 Term Loan B4 5.052% (1 Month LIBOR + 2.75%), due 8/25/21	3,828,250	3,820,475
2017 Term Loan B6 5.311% (3 Month LIBOR + 3.00%), due 6/22/23	1,572,869	1,562,547
American Seafoods Group LLC 2017 1st Lien Term Loan 5.06% (1 Month LIBOR + 2.75%), due 8/21/23	2,922,250	2,903,986
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 3/20/24	2,413,388	2,417,411
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 8/16/23	3,048,459	3,040,838

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
CH Guenther & Son, Inc. 2018 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 3/31/25	$3,740,625	$3,726,598
Chobani LLC 2017 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 10/10/23	1,970,007	1,921,988
Hearthside Food Solutions LLC 2018 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 5/23/25	4,189,500	4,105,710
JBS USA LLC
2017 Term Loan B 4.837% (3 Month LIBOR + 2.50%), due 10/30/22	6,048,924	6,043,250
2017 Term Loan B 4.886% (3 Month LIBOR + 2.50%), due 10/30/22	1,055,015	1,054,026
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.29% (1 Month LIBOR + 2.00%), due 5/24/24	1,488,068	1,484,812
U.S. Foods, Inc. 2016 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 6/27/23	4,879,981	4,869,523
United Natural Foods, Inc. Term Loan B 6.552% (1 Month LIBOR + 4.25%), due 10/22/25	7,000,000	6,518,750

		51,607,643

Broadcasting & Entertainment 3.1%
CBS Radio, Inc. 2017 Term Loan B 5.037% (1 Month LIBOR + 2.75%), due 11/18/24	1,554,292	1,544,578
Charter Communications Operating LLC 2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 4/30/25	9,925,000	9,922,519
Cumulus Media New Holdings, Inc. Exit Term Loan 6.81% (1 Month LIBOR + 4.50%), due 5/15/22	1,434,518	1,410,310
Global Eagle Entertainment, Inc. 1st Lien Term Loan 10.02% (6 Month LIBOR + 7.50%), due 1/6/23	2,021,250	2,071,781

	Principal Amount	Value
Broadcasting & Entertainment (continued)
iHeartCommunications, Inc. Term Loan D TBD, due 1/30/19 (g)(h)	$3,250,000	$2,349,480
Tribune Media Co.
Term Loan 5.302% (1 Month LIBOR + 3.00%), due 12/27/20	430,305	430,843
Term Loan C 5.302% (1 Month LIBOR + 3.00%), due 1/27/24	6,877,714	6,886,311
Unitymedia Finance LLC Term Loan B 4.53% (1 Month LIBOR + 2.25%), due 9/30/25	3,500,000	3,493,438
Univision Communications, Inc. Term Loan C5 5.052% (1 Month LIBOR + 2.75%), due 3/15/24	10,959,836	10,491,763
Virgin Media Bristol LLC 2017 Term Loan 4.78% (1 Month LIBOR + 2.50%), due 1/15/26	8,095,238	8,086,568
WideOpenWest Finance LLC 2017 Term Loan B 5.54% (1 Month LIBOR + 3.25%), due 8/18/23	2,947,722	2,837,182

		49,524,773

Buildings & Real Estate 3.5%
Big Ass Fans LLC 2018 Term Loan 6.136% (3 Month LIBOR + 3.75%), due 5/21/24	1,948,840	1,952,899
Core & Main L.P.
2017 Term Loan B 5.313% (3 Month LIBOR + 3.00%), due 8/1/24	1,904,019	1,900,845
2017 Term Loan B 5.321% (3 Month LIBOR + 3.00%), due 8/1/24	1,687,212	1,684,400
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 8/21/25	6,000,000	5,993,574
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.386% (3 Month LIBOR + 2.00%), due 12/14/24	1,705,859	1,699,036
Ply Gem Industries, Inc. 2018 Term Loan 6.175% (3 Month LIBOR + 3.75%), due 4/12/25	5,725,000	5,698,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
Priso Acquisition Corp. 2017 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 5/8/22 (e)	$3,639,777	$3,641,295
Realogy Group LLC 2018 Term Loan B 4.53% (1 Month LIBOR + 2.25%), due 2/8/25	5,951,442	5,926,642
Reece, Ltd. 2018 Term Loan B 4.40% (3 Month LIBOR + 2.00%), due 7/2/25	1,496,250	1,494,380
SIWF Holdings, Inc.
1st Lien Term Loan 6.54% (1 Month LIBOR + 4.25%), due 6/15/25	2,753,100	2,773,748
2nd Lien Term Loan 10.79% (1 Month LIBOR + 8.50%), due 6/15/26 (f)	480,000	458,400
SMG Holdings, Inc. 2017 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 1/23/25	1,492,500	1,493,433
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 5/23/25	5,187,000	5,068,850
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 2/28/24	4,003,323	3,963,290
Wilsonart LLC 2017 Term Loan B 5.64% (3 Month LIBOR + 3.25%), due 12/19/23	12,014,514	11,991,987

		55,741,541

Cargo Transport 0.0%‡
PODS LLC 2018 1st Lien Term Loan 5.034% (3 Month LIBOR + 2.75%), due 12/6/24	693,001	687,804

Chemicals, Plastics & Rubber 2.9%
Allnex USA, Inc. Term Loan B3 5.567% (3 Month LIBOR + 3.25%), due 9/13/23	1,941,800	1,939,373

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.802% (1 Month LIBOR + 3.50%), due 8/1/21	$2,395,542	$2,403,028
New 2nd Lien Term Loan 10.052% (1 Month LIBOR + 7.75%), due 8/1/22	1,300,000	1,299,458
Encapsys LLC 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 11/7/24	995,000	997,488
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.256% (3 Month LIBOR + 3.00%), due 12/29/23	4,432,500	4,422,212
Flint Group U.S. LLC
1st Lien Term Loan B2 5.39% (3 Month LIBOR + 3.00%), due 9/7/21	5,531	5,292
1st Lien Term Loan B2 5.487% (3 Month LIBOR + 3.00%), due 9/7/21	2,118,274	2,026,924
Ineos U.S. Finance LLC 2017 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 3/31/24	3,970,000	3,962,282
KMG Chemicals, Inc. Term Loan B 4.802% (1 Month LIBOR + 2.50%), due 6/15/24	829,091	829,091
MacDermid, Inc. Term Loan B6 5.302% (1 Month LIBOR + 3.00%), due 6/7/23	5,153,177	5,143,515
Minerals Technologies, Inc.
2017 Term Loan B 4.54% (1 Month LIBOR + 2.25%), due 2/14/24	1,032,185	1,033,475
2017 Term Loan B 4.55% (1 Month LIBOR + 2.25%), due 2/14/24	49,357	49,419
2017 Term Loan B 4.62% (3 Month LIBOR + 2.25%), due 2/14/24	339,332	339,756
Nexeo Solutions LLC
2017 Repriced Term Loan 5.563% (3 Month LIBOR + 3.25%), due 6/9/23	1,617,775	1,619,798
2017 Repriced Term Loan 5.636% (3 Month LIBOR + 3.25%), due 6/9/23	1,560,353	1,562,304

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Nexeo Solutions LLC (continued)
2017 Repriced Term Loan 5.777% (3 Month LIBOR + 3.25%), due 6/9/23	$1,640,349	$1,642,399
TricorBraun Holdings, Inc.
1st Lien Delayed Draw Term Loan 6.103% (3 Month LIBOR + 3.75%), due 11/30/23	273,229	273,485
2016 1st Lien Term Loan 6.136% (3 Month LIBOR + 3.75%), due 11/30/23	2,711,592	2,714,135
Tronox Blocked Borrower LLC Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 9/23/24	2,251,564	2,246,874
Tronox Finance LLC Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 9/23/24	5,195,917	5,185,094
Venator Materials Corp. Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 8/8/24	2,970,000	2,966,287
Zep, Inc.
2017 1st Lien Term Loan 6.386% (3 Month LIBOR + 4.00%), due 8/12/24	685,556	648,708
2017 2nd Lien Term Loan 10.636% (3 Month LIBOR + 8.25%), due 8/11/25	3,500,000	3,325,000

		46,635,397

Containers, Packaging & Glass 2.9%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 5.04% (1 Month LIBOR + 2.75%), due 12/7/23	1,713,776	1,520,977
2017 1st Lien Term Loan 5.136% (3 Month LIBOR + 2.75%), due 12/7/23	1,022,549	907,512
Berlin Packaging LLC
2018 1st Lien Term Loan 5.26% (1 Month LIBOR + 3.00%), due 11/7/25	1,180,982	1,179,505
2018 1st Lien Term Loan 5.30% (1 Month LIBOR + 3.00%), due 11/7/25	244,004	243,699
2018 1st Lien Term Loan 5.39% (3 Month LIBOR + 3.00%), due 11/7/25	161,946	161,743

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Berry Global, Inc. Term Loan R 4.277% (3 Month LIBOR + 2.00%), due 1/19/24	$2,955,000	$2,947,613
BWAY Holding Co. 2017 Term Loan B 5.658% (3 Month LIBOR + 3.25%), due 4/3/24	5,925,000	5,886,120
Caraustar Industries, Inc. 2017 Term Loan B 7.886% (3 Month LIBOR + 5.50%), due 3/14/22	2,360,883	2,367,966
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 5/16/24	4,443,750	4,435,418
Consolidated Container Co. LLC 2017 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 5/22/24	3,960,075	3,961,311
Fort Dearborn Co.
2016 1st Lien Term Loan 6.32% (2 Month LIBOR + 4.00%), due 10/19/23	10,379	9,809
2016 1st Lien Term Loan 6.408% (3 Month LIBOR + 4.00%), due 10/19/23	3,430,834	3,242,138
2016 2nd Lien Term Loan 10.908% (3 Month LIBOR + 8.50%), due 10/19/24	1,500,000	1,275,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.552% (1 Month LIBOR + 4.25%), due 6/30/22	4,950,000	4,755,094
Plastipak Packaging, Inc. 2018 Term Loan B 4.81% (1 Month LIBOR + 2.50%), due 10/14/24	1,485,000	1,479,431
Pro Mach Group, Inc. 2018 Term Loan B 5.277% (3 Month LIBOR + 3.00%), due 3/7/25	995,000	989,776
Rack Merger Sub, Inc. 2nd Lien Term Loan 9.54% (1 Month LIBOR + 7.25%), due 10/3/22 (f)	596,296	596,296
Ranpak Corp. 2015 Term Loan 5.552% (1 Month LIBOR + 3.25%), due 10/1/21	982,188	979,732

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Reynolds Group Holdings, Inc. 2017 Term Loan 5.052% (1 Month LIBOR + 2.75%), due 2/5/23	$6,551,065	$6,552,087
Trident TPI Holdings, Inc. 2017 USD Term Loan B1 5.552% (1 Month LIBOR + 3.25%), due 10/17/24	3,074,113	3,047,215

		46,538,442

Diversified/Conglomerate Manufacturing 3.2%
Allied Universal Holdco LLC
2015 Term Loan 6.136% (3 Month LIBOR + 3.75%), due 7/28/22	4,236,687	4,215,503
Incremental Term Loan 6.641% (2 Month LIBOR + 4.25%), due 7/28/22	1,500,000	1,490,625
EXC Holdings III Corp. 2017 1st Lien Term Loan 5.886% (3 Month LIBOR + 3.50%), due 12/2/24	1,563,188	1,572,958
Filtration Group Corp. 2018 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 3/29/25	3,084,500	3,095,425
Gardner Denver, Inc. 2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 7/30/24	3,098,711	3,104,797
Gopher Resource LLC 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 3/6/25	3,482,500	3,486,853
GYP Holdings III Corp. 2018 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 6/1/25	1,857,333	1,827,926
Hyster-Yale Group, Inc. Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 5/30/23	937,500	938,672
Iron Mountain, Inc. 2018 Term Loan B 4.052% (1 Month LIBOR + 1.75%), due 1/2/26	4,353,125	4,289,643
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 5.802% (1 Month LIBOR + 3.50%), due 9/6/25	2,400,000	2,397,000

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 5/1/25	$3,486,500	$3,497,395
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 11/15/23	6,876,832	6,848,589
Red Ventures LLC
1st Lien Term Loan 6.302% (1 Month LIBOR + 4.00%), due 11/8/24	9,810,000	9,818,172
2nd Lien Term Loan 10.302% (1 Month LIBOR + 8.00%), due 11/8/25	2,812,500	2,854,688
TRC Cos., Inc. Term Loan 5.802% (1 Month LIBOR + 3.50%), due 6/21/24	2,079,000	2,079,000

		51,517,246

Diversified/Conglomerate Service 5.1%
Applied Systems, Inc.
2017 1st Lien Term Loan 5.386% (3 Month LIBOR + 3.00%), due 9/19/24	4,950,000	4,954,811
2017 2nd Lien Term Loan 9.386% (3 Month LIBOR + 7.00%), due 9/19/25	970,000	988,430
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 5.386% (3 Month LIBOR + 3.00%), due 6/15/25	3,990,000	3,992,992
BrightView Landscapes LLC 2018 1st Lien Term Loan B 4.813% (1 Month LIBOR + 2.50%), due 8/15/25	4,522,000	4,533,305
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 3/1/24	5,223,214	5,214,507
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 5.31% (1 Month LIBOR + 3.00%), due 4/26/24	3,950,000	3,950,822
Element Materials Technology Group US Holdings, Inc. 2017 USD Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 6/28/24	3,979,950	3,994,875

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
First Data Corp. 2024 Term Loan 4.287% (1 Month LIBOR + 2.00%), due 4/26/24	$8,269,054	$8,249,886
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 12/1/23	1,473,900	1,476,111
Information Resources, Inc. 1st Lien Term Loan 6.567% (3 Month LIBOR + 4.25%), due 1/18/24	3,940,000	3,936,718
J.D. Power and Associates
2018 1st Lien Term Loan 6.052% (1 Month LIBOR + 3.75%), due 9/7/23	4,041,122	4,051,224
2nd Lien Term Loan 10.802% (1 Month LIBOR + 8.50%), due 9/7/24 (f)	778,646	778,646
Kronos, Inc. 2017 Term Loan B 5.343% (3 Month LIBOR + 3.00%), due 11/1/23	5,762,652	5,765,654
Mitchell International, Inc. 2017 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 11/29/24	3,482,500	3,462,187
MKS Instruments, Inc. 2017 Term Loan B3 4.052% (1 Month LIBOR + 1.75%), due 5/1/23	1,699,276	1,701,400
Monitronics International, Inc. Term Loan B2 7.886% (3 Month LIBOR + 5.50%), due 9/30/22	2,214,159	2,158,805
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 5/2/22	6,532,456	6,527,792
Sophia L.P. 2017 Term Loan B 5.636% (3 Month LIBOR + 3.25%), due 9/30/22	3,820,993	3,822,586
TruGreen, Ltd. Partnership 2017 Term Loan 6.287% (1 Month LIBOR + 4.00%), due 4/13/23	3,528,360	3,568,054
Verint Systems, Inc. 2018 Term Loan B 4.274% (1 Month LIBOR + 2.00%), due 6/28/24	2,962,500	2,962,500

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Verscend Holding Corp. 2018 Term Loan B 6.802% (1 Month LIBOR + 4.50%), due 8/27/25	$4,000,000	$4,023,752
WEX, Inc. 2017 Term Loan B2 4.552% (1 Month LIBOR + 2.25%), due 6/30/23	1,955,000	1,956,048

		82,071,105

Ecological 0.4%
Advanced Disposal Services, Inc. Term Loan B3 4.46% (1 Week LIBOR + 2.25%), due 11/10/23	5,664,036	5,659,318

Electronics 11.2%
Almonde, Inc.
1st Lien Term Loan 5.886% (3 Month LIBOR + 3.50%), due 6/13/24	5,646,278	5,609,978
2nd Lien Term Loan 9.636% (3 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,409,166
ASG Technologies Group, Inc. 2018 Term Loan 5.802% (1 Month LIBOR + 3.50%), due 7/31/24	2,937,056	2,924,817
Barracuda Networks, Inc.
1st Lien Term Loan 5.54% (1 Month LIBOR + 3.25%), due 2/12/25	1,496,250	1,495,783
2nd Lien Term Loan 9.54% (1 Month LIBOR + 7.25%), due 2/12/26	50,000	50,281
BMC Software Finance, Inc. 2018 USD Term Loan B 6.648% (3 Month LIBOR + 4.25%), due 10/2/25	9,384,000	9,402,768
Cologix, Inc. 2017 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 3/20/24	4,929,975	4,901,218
Colorado Buyer, Inc.
Term Loan B 5.28% (1 Month LIBOR + 3.00%), due 5/1/24	1,481,250	1,476,436
2nd Lien Term Loan 9.53% (1 Month LIBOR + 7.25%), due 5/1/25	1,200,000	1,189,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
CommScope, Inc. Term Loan B5 4.302% (1 Month LIBOR + 2.00%), due 12/29/22	$612,553	$613,319
Compuware Corp. 2018 Term Loan B 5.787% (1 Month LIBOR + 3.50%), due 8/22/25	799,999	805,333
Cortes NP Acquisition Corp. 2017 Term Loan B 6.313% (3 Month LIBOR + 4.00%), due 11/30/23	1,527,255	1,508,165
Diebold, Inc. 2017 Term Loan B 5.063% (1 Month LIBOR + 2.75%), due 11/6/23	1,801,559	1,554,971
Dynatrace LLC
2018 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 8/22/25	1,750,000	1,755,469
2018 2nd Lien Term Loan 9.302% (1 Month LIBOR + 7.00%), due 8/21/26	911,765	917,463
EIG Investors Corp. 2018 1st Lien Term Loan 6.061% (3 Month LIBOR + 3.75%), due 2/9/23	6,446,369	6,457,115
Epicor Software Corp. 1st Lien Term Loan 5.56% (1 Month LIBOR + 3.25%), due 6/1/22	10,445,121	10,454,449
Evertec Group LLC New Term Loan B 4.79% (1 Month LIBOR + 2.50%), due 4/17/20	418,530	416,960
Exact Merger Sub LLC 1st Lien Term Loan 6.636% (3 Month LIBOR + 4.25%), due 9/27/24	3,960,000	3,984,750
Financial & Risk US Holdings, Inc. 2018 USD Term Loan 6.052% (1 Month LIBOR + 3.75%), due 10/1/25	6,500,000	6,437,321
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.886% (3 Month LIBOR + 3.50%), due 8/1/24	2,772,000	2,727,820
Flexera Software LLC 2018 1st Lien Term Loan 5.56% (1 Month LIBOR + 3.25%), due 2/26/25	1,044,750	1,046,056

	Principal Amount	Value
Electronics (continued)
GreenSky Holdings LLC 2018 Term Loan B 5.563% (1 Month LIBOR + 3.25%), due 3/31/25	$3,134,250	$3,138,168
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.136% (3 Month LIBOR + 2.75%), due 6/16/23	3,098,163	3,096,226
Hyland Software, Inc.
2017 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/1/22	8,570,098	8,615,622
2017 2nd Lien Term Loan 9.302% (1 Month LIBOR + 7.00%), due 7/7/25	1,416,667	1,420,208
Infor (U.S.), Inc. Term Loan B6 5.136% (3 Month LIBOR + 2.75%), due 2/1/22	4,172,826	4,155,437
Informatica Corp. 2018 Term Loan 5.552% (1 Month LIBOR + 3.25%), due 8/5/22	1,973,138	1,976,838
LANDesk Group, Inc. 2017 Term Loan B 6.51% (1 Month LIBOR + 4.25%), due 1/20/24	2,218,100	2,217,545
MA FinanceCo. LLC Term Loan B3 4.802% (1 Month LIBOR + 2.50%), due 6/21/24	548,618	542,446
McAfee LLC
2017 Term Loan B 6.795% (1 Month LIBOR + 4.50%), due 9/30/24	8,662,500	8,673,328
2017 2nd Lien Term Loan 10.795% (1 Month LIBOR + 8.50%), due 9/29/25	3,000,000	3,032,499
MH Sub I LLC 2017 1st Lien Term Loan 6.03% (1 Month LIBOR + 3.75%), due 9/13/24	8,252,481	8,277,536
NeuStar, Inc. 2018 Term Loan B3 4.802% (1 Month LIBOR + 2.50%), due 1/8/20	718,736	718,556
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.94% (3 Month LIBOR + 3.50%), due 4/26/24	2,962,500	2,946,763

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Project Leopard Holdings, Inc. 2018 Term Loan 6.302% (1 Month LIBOR + 4.00%), due 7/7/23	$1,980,038	$1,984,988
Rocket Software, Inc. 2016 1st Lien Term Loan 6.136% (3 Month LIBOR + 3.75%), due 10/14/23	4,965,050	4,970,015
RP Crown Parent LLC 2016 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 10/12/23	3,787,562	3,773,359
Seattle Spinco, Inc. USD Term Loan B3 4.802% (1 Month LIBOR + 2.50%), due 6/21/24	3,704,953	3,665,588
Sirius Computer Solutions, Inc. 2016 Term Loan 6.552% (1 Month LIBOR + 4.25%), due 10/30/22	1,059,311	1,062,953
Solera LLC Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 3/3/23	5,661,031	5,650,920
SonicWALL, Inc. 1st Lien Term Loan 5.822% (3 Month LIBOR + 3.50%), due 5/16/25	1,600,000	1,602,000
SS&C Technologies, Inc. 2018 Term Loan B3 4.552% (1 Month LIBOR + 2.25%), due 4/16/25	11,566,820	11,503,561
Tempo Acquisition LLC Term Loan 5.302% (1 Month LIBOR + 3.00%), due 5/1/24	5,431,250	5,426,156
Tibco Software, Inc. Repriced Term Loan B 5.80% (3 Month LIBOR + 3.50%), due 12/4/20	5,894,732	5,892,893
Veritas Bermuda, Ltd.
Repriced Term Loan B 6.802% (1 Month LIBOR + 4.50%), due 1/27/23	1,986,682	1,890,896
Repriced Term Loan B 6.886% (3 Month LIBOR + 4.50%), due 1/27/23	658,333	626,592
Vertafore, Inc. 2018 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/2/25	1,600,000	1,593,142

	Principal Amount	Value
Electronics (continued)
Web.com Group, Inc.
2018 2nd Lien Term Loan TBD, due 9/14/26 (e)	$1,575,199	$1,569,292
2018 Term Loan B 6.17% (3 Month LIBOR + 3.75%), due 10/10/25	3,400,000	3,398,582
Western Digital Corp. 2018 Term Loan B4 4.044% (1 Month LIBOR + 1.75%), due 4/29/23	3,327,038	3,302,917
Xerox Business Services LLC Term Loan B 4.802% (1 Month LIBOR + 2.50%), due 12/7/23	2,952,287	2,957,822
Zebra Technologies Corp. 2018 Term Loan B 4.063% (3 Month LIBOR + 1.75%), due 10/27/21	2,009,190	2,015,218

		179,837,204

Finance 1.5%
Alliant Holdings I, Inc. 2018 Term Loan B 5.28% (1 Month LIBOR + 3.00%), due 5/9/25	3,168,963	3,163,515
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan 6.636% (3 Month LIBOR + 4.25%), due 6/21/24	18,015	18,077
2017 Term Loan 6.727% (3 Month LIBOR + 4.25%), due 6/21/24	5,949,954	5,970,613
2017 Term Loan 6.759% (3 Month LIBOR + 4.25%), due 6/21/24	1,147,840	1,151,825
Duff & Phelps Corp. 2017 Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 2/13/25	6,923,542	6,911,176
Istar, Inc.
2016 Term Loan B 5.024% (1 Month LIBOR + 2.75%), due 6/28/23	414,568	413,531
2016 Term Loan B 5.032% (1 Month LIBOR + 2.75%), due 6/28/23	416,651	415,610
Transplace Holdings, Inc. 1st Lien Term Loan 6.04% (1 Month LIBOR + 3.75%), due 10/7/24	2,779,035	2,792,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
USS Ultimate Holdings, Inc.
1st Lien Term Loan 6.052% (1 Month LIBOR + 3.75%), due 8/25/24	$1,881,000	$1,887,467
2nd Lien Term Loan 10.052% (1 Month LIBOR + 7.75%), due 8/25/25	600,000	598,500

		23,323,244

Healthcare, Education & Childcare 7.1%
Acadia Healthcare Company, Inc. 2018 Term Loan B4 4.802% (1 Month LIBOR + 2.50%), due 2/16/23	2,313,477	2,316,369
AHP Health Partners, Inc. 2018 Term Loan 6.802% (1 Month LIBOR + 4.50%), due 6/30/25	4,655,000	4,680,216
Akorn, Inc. Term Loan B 7.813% (1 Month LIBOR + 5.50%), due 4/16/21	339,928	313,796
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.802% (1 Month LIBOR + 4.50%), due 10/24/23	2,060,625	2,068,352
Alvogen Pharma US, Inc. 2018 Term Loan B 7.05% (1 Month LIBOR + 4.75%), due 4/2/22	4,172,917	4,183,349
Amneal Pharmaceuticals LLC 2018 Term Loan B 5.813% (1 Month LIBOR + 3.50%), due 5/4/25	5,235,662	5,248,751
Avantor, Inc. 2017 1st Lien Term Loan 6.302% (1 Month LIBOR + 4.00%), due 11/21/24	5,309,875	5,339,743
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.636% (3 Month LIBOR + 3.25%), due 9/1/24	1,984,975	1,970,087
Community Health Systems, Inc. Term Loan H 5.563% (3 Month LIBOR + 3.25%), due 1/27/21	3,022,221	2,956,739
Concentra, Inc. 2018 1st Lien Term Loan 5.03% (1 Month LIBOR + 2.75%), due 6/1/22	6,373,543	6,381,510

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
DaVita HealthCare Partners, Inc. Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 6/24/21	$3,900,767	$3,903,814
Envision Healthcare Corp. 2018 1st Lien Term Loan 6.052% (1 Month LIBOR + 3.75%), due 10/10/25	4,375,000	4,282,031
Equian LLC Add on Term Loan B 5.537% (1 Month LIBOR + 3.25%), due 5/20/24	5,072,078	5,065,738
ExamWorks Group, Inc. 2017 Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/27/23	3,789,527	3,799,001
Explorer Holdings, Inc. 2016 Term Loan B 6.136% (3 Month LIBOR + 3.75%), due 5/2/23	2,419,066	2,434,185
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 6.063% (1 Month LIBOR + 3.75%), due 7/2/25	5,212,670	5,219,185
Jaguar Holding Co. II 2018 Term Loan 4.802% (1 Month LIBOR + 2.50%), due 8/18/22	5,737,094	5,715,580
Kinetic Concepts, Inc. 2017 Term Loan B 5.636% (3 Month LIBOR + 3.25%), due 2/2/24	7,900,000	7,921,393
Onex Carestream Finance L.P.
1st Lien Term Loan 6.302% (1 Month LIBOR + 4.00%), due 6/7/19	3,626,236	3,611,506
2nd Lien Term Loan 10.802% (1 Month LIBOR + 8.50%), due 12/7/19 (e)	1,965,694	1,955,866
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.544% (1 Month LIBOR + 3.25%), due 6/30/25	7,041,241	7,011,900
Parexel International Corp. Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 9/27/24	3,217,500	3,170,579
PharMerica Corp. 1st Lien Term Loan 5.78% (1 Month LIBOR + 3.50%), due 12/6/24	1,393,000	1,397,063

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
RPI Finance Trust Term Loan B6 4.386% (3 Month LIBOR + 2.00%), due 3/27/23	$3,721,788	$3,721,788
Select Medical Corp. 2017 Term Loan B 4.78% (3 Month LIBOR + 2.50%), due 3/6/25	4,925,000	4,934,850
Sound Inpatient Physicians 2018 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 6/27/25	1,995,000	1,997,494
Team Health Holdings, Inc. 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 2/6/24	7,865,113	7,422,701
U.S. Anesthesia Partners, Inc. 2017 Term Loan 5.302% (1 Month LIBOR + 3.00%), due 6/23/24	2,719,346	2,721,046
Universal Hospital Services, Inc. Term Loan TBD, due 10/18/25 (e)	2,100,000	2,110,500

		113,855,132

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Comfort Holding LLC 1st Lien Term Loan 7.052% (1 Month LIBOR + 4.75%), due 2/5/24	2,758,000	2,606,310
Resideo Funding, Inc. Term Loan B 4.49% (3 Month LIBOR + 2.00%), due 10/24/25	2,100,000	2,105,250
Serta Simmons Bedding LLC
1st Lien Term Loan 5.774% (1 Month LIBOR + 3.50%), due 11/8/23	4,714,583	4,254,912
1st Lien Term Loan 5.777% (3 Month LIBOR + 3.50%), due 11/8/23	1,324,228	1,195,116

		10,161,588

Hotels, Motels, Inns & Gaming 5.5%
Affinity Gaming LLC Initial Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/1/23	3,125,093	3,107,123

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
AP Gaming I LLC 2018 Incremental Term Loan 5.802% (1 Month LIBOR + 3.50%), due 2/15/24	$3,061,991	$3,072,187
Caesars Entertainment Operating Co. Exit Term Loan 4.302% (1 Month LIBOR + 2.00%), due 10/6/24	3,308,333	3,289,430
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 12/22/24	9,263,333	9,263,333
Churchill Downs, Inc. 2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 12/27/24	2,481,250	2,485,126
CityCenter Holdings LLC 2017 Term Loan B 4.552% (1 Month LIBOR + 2.25%), due 4/18/24	6,688,204	6,668,347
Everi Payments, Inc. Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 5/9/24	6,685,556	6,713,414
Hilton Worldwide Finance LLC Term Loan B2 4.031% (1 Month LIBOR + 1.75%), due 10/25/23	5,174,122	5,175,560
Las Vegas Sands LLC 2018 Term Loan B 4.052% (1 Month LIBOR + 1.75%), due 3/27/25	4,189,390	4,172,729
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 3/21/25	6,415,503	6,391,445
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.581% (3 Month LIBOR + 2.25%), due 10/15/25	1,333,333	1,336,251
Scientific Games International, Inc.
2018 Term Loan B5 5.044% (2 Month LIBOR + 2.75%), due 8/14/24	12,049,255	11,928,763
2018 Term Loan B5 5.052% (1 Month LIBOR + 2.75%), due 8/14/24	2,874,266	2,845,523
Station Casinos LLC 2016 Term Loan B 4.81% (1 Month LIBOR + 2.50%), due 6/8/23	5,031,230	5,024,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC 1st Lien Term Loan 5.56% (1 Month LIBOR + 3.25%), due 8/18/23	$5,964,334	$5,994,156
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.552% (1 Month LIBOR + 2.25%), due 5/30/25	4,000,000	3,996,668
Wyndham Hotels & Resorts, Inc. Term Loan B 4.052% (1 Month LIBOR + 1.75%), due 5/30/25	3,500,000	3,496,500
Wynn Resorts, Ltd. Term Loan B TBD, due 10/22/24	3,500,000	3,489,062

		88,450,558

Insurance 3.0%
AmWINS Group, Inc.
2017 Term Loan B 5.031% (1 Month LIBOR + 2.75%), due 1/25/24	1,115,726	1,117,519
2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 1/25/24	3,796,774	3,802,875
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.552% (1 Month LIBOR + 3.25%), due 10/22/24	4,141,729	4,127,490
Asurion LLC
2017 Term Loan B4 5.302% (1 Month LIBOR + 3.00%), due 8/4/22	3,653,424	3,656,851
2018 Term Loan B6 5.302% (1 Month LIBOR + 3.00%), due 11/3/23	3,503,775	3,505,965
2018 Term Loan B7 5.302% (1 Month LIBOR + 3.00%), due 11/3/24	1,832,906	1,834,281
2017 2nd Lien Term Loan 8.802% (1 Month LIBOR + 6.50%), due 8/4/25	2,900,000	2,974,916
Hub International, Ltd.
2018 Term Loan B 5.356% (3 Month LIBOR + 3.00%), due 4/25/25	11,691	11,658
2018 Term Loan B 5.49% (3 Month LIBOR + 3.00%), due 4/25/25	4,653,088	4,639,794

	Principal Amount	Value
Insurance (continued)
MPH Acquisition Holdings LLC 2016 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 6/7/23	$3,644,092	$3,633,273
NFP Corp. Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 1/8/24	2,456,250	2,445,811
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 3/1/21	4,251,472	4,249,954
2nd Lien Term Loan 8.052% (1 Month LIBOR + 5.75%), due 2/28/22	5,252,695	5,255,978
2nd Lien Term Loan 8.063% (3 Month LIBOR + 5.75%), due 2/28/22	1,547,305	1,548,272
USI, Inc. 2017 Repriced Term Loan 5.386% (3 Month LIBOR + 3.00%), due 5/16/24	5,449,975	5,413,188

		48,217,825

Leisure, Amusement, Motion Pictures & Entertainment 2.8%
Boyd Gaming Corp. Term Loan B3 4.467% (1 Week LIBOR + 2.25%), due 9/15/23	3,031,234	3,033,398
Creative Artists Agency LLC 2018 Term Loan B 5.29% (1 Month LIBOR + 3.00%), due 2/15/24	3,853,235	3,859,254
Fitness International LLC
2018 Term Loan A 5.052% (1 Month LIBOR + 2.75%), due 4/18/23	1,817,000	1,813,971
2018 Term Loan B 5.552% (1 Month LIBOR + 3.25%), due 4/18/25	610,933	611,315
Intrawest Resorts Holdings, Inc. Term Loan B1 5.302% (1 Month LIBOR + 3.00%), due 7/31/24	3,473,750	3,474,834
Lions Gate Entertainment Corp. 2018 Term Loan B 4.552% (1 Month LIBOR + 2.25%), due 3/24/25	1,741,250	1,737,623
LTF Merger Sub, Inc. 2017 Term Loan B 5.063% (3 Month LIBOR + 2.75%), due 6/10/22	4,893,818	4,891,523

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.552% (1 Month LIBOR + 2.25%), due 8/29/25	$4,800,000	$4,812,000
Recess Holdings, Inc.
2017 1st Lien Term Loan 6.052% (1 Month LIBOR + 3.75%), due 9/29/24	494,702	495,939
2017 1st Lien Term Loan 6.136% (3 Month LIBOR + 3.75%), due 9/29/24	453,036	454,168
2017 1st Lien Term Loan 6.148% (3 Month LIBOR + 3.75%), due 9/29/24	41,667	41,771
Six Flags Theme Parks, Inc. 2015 Term Loan B 4.26% (3 Month LIBOR + 1.75%), due 6/30/22	3,432,249	3,435,681
TKC Holdings, Inc.
2017 1st Lien Term Loan 6.06% (1 Month LIBOR + 3.75%), due 2/1/23	3,816,875	3,814,967
2017 2nd Lien Term Loan 10.31% (1 Month LIBOR + 8.00%), due 2/1/24	1,100,000	1,096,334
Travel Leaders Group LLC 2018 Term Loan B 6.29% (1 Month LIBOR + 4.00%), due 1/25/24	4,488,750	4,528,027
TriMark USA LLC 2017 1st Lien Term Loan 5.81% (1 Month LIBOR + 3.50%), due 8/28/24	2,772,299	2,671,803
William Morris Endeavor Entertainment LLC
2018 1st Lien Term Loan 5.15% (2 Month LIBOR + 2.75%), due 5/18/25	12,193	12,151
2018 1st Lien Term Loan 5.28% (3 Month LIBOR + 2.75%), due 5/18/25	4,852,894	4,836,210

		45,620,969

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Altra Industrial Motion Corp. 2018 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 10/1/25	3,500,000	3,486,875

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Anvil International LLC Term Loan B 6.81% (1 Month LIBOR + 4.50%), due 8/1/24	$4,150,600	$4,176,541
Columbus McKinnon Corp. 2018 Term Loan B 4.886% (3 Month LIBOR + 2.50%), due 1/31/24	3,457,694	3,457,694
CPM Holdings, Inc. (e)
2018 1st Lien Term Loan TBD, due 10/24/25	2,500,000	2,508,332
2018 2nd Lien Term Loan TBD, due 10/24/26	1,000,000	999,167
Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 4/11/22	1,933,805	1,932,999
Rexnord LLC 2017 Term Loan B 4.295% (1 Month LIBOR + 2.00%), due 8/21/24	4,359,640	4,363,045
Welbilt, Inc. 2018 Term Loan B 4.782% (1 Month LIBOR + 2.50%), due 10/23/25	4,204,274	4,193,763

		25,118,416

Mining, Steel, Iron & Non-Precious Metals 2.0%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 6.052% (1 Month LIBOR + 3.75%), due 3/21/25	2,736,250	2,732,830
Gates Global LLC 2017 USD Repriced Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 4/1/24	3,713,892	3,715,882
GrafTech Finance, Inc. 2018 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 2/12/25	7,570,833	7,599,224
HFOTCO LLC 2018 Term Loan B 5.06% (1 Month LIBOR + 2.75%), due 6/26/25	3,192,000	3,203,970
Keane Group Holdings LLC 2018 1st Lien Term Loan 6.063% (1 Month LIBOR + 3.75%), due 5/25/25	3,990,000	3,860,325
MRC Global (US) Inc. 2018 1st Lien Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 9/20/24	3,275,250	3,283,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
U.S. Silica Co. 2018 Term Loan B 6.313% (1 Month LIBOR + 4.00%), due 5/1/25	$3,482,500	$3,146,439
Unimin Corp. Term Loan 6.136% (3 Month LIBOR + 3.75%), due 6/1/25	5,700,000	4,779,450

		32,321,558

Oil & Gas 1.9%
Apergy Corp. 2018 1st Lien Term Loan 4.813% (1 Month LIBOR + 2.50%), due 5/9/25	1,332,530	1,331,974
Ascent Resources—Marcellus LLC 2018 Exit Term Loan 8.781% (1 Month LIBOR + 6.50%), due 3/30/23	333,333	334,306
Drillship Hydra Owners, Inc. Term Loan 8.00%, due 9/20/24	336,947	353,795
Fieldwood Energy LLC
Exit 1st Lien TL 7.552% (1 Month LIBOR + 5.25%), due 4/11/22	805,556	810,590
Exit 2nd Lien TL 9.552% (1 Month LIBOR + 7.25%), due 4/11/23	2,087,500	1,984,864
GIP III Stetson I, L.P. 2018 Term Loan B 6.695% (3 Month LIBOR + 4.25%), due 7/19/25	4,200,000	4,205,250
HGIM Corp. 2018 Exit Term Loan 8.508% (6 Month LIBOR + 6.00%), due 7/3/23	587,677	591,349
Lucid Energy Group II LLC 2018 1st Lien Term Loan 5.28% (1 Month LIBOR + 3.00%), due 2/17/25	2,587,000	2,533,105
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.302% (1 Month LIBOR + 5.00%), due 5/10/25	5,970,000	5,901,345
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.552% (1 Month LIBOR + 3.25%), due 10/30/24	1,389,500	1,374,737

	Principal Amount	Value
Oil & Gas (continued)
PES Holdings LLC
2018 Term Loan C 5.886% (3.00% PIK ), due 12/31/22 (c)	$1,693,573	$1,388,730
2018 Term Loan A 8.636% (3 Month LIBOR + 6.25%), due 12/31/22	1,250,825	1,243,532
Seadrill Partners Finco LLC Term Loan B 8.386% (3 Month LIBOR + 6.00%), due 2/21/21 (e)	4,027,321	3,732,320
Summit Midstream Partners Holdings LLC Term Loan B 8.302% (1 Month LIBOR + 6.00%), due 5/13/22	2,538,667	2,543,955
Traverse Midstream Partners LLC 2017 Term Loan 6.60% (6 Month LIBOR + 4.00%), due 9/27/24	2,000,000	2,010,000

		30,339,852

Personal & Nondurable Consumer Products (Manufacturing Only) 1.4%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 10/31/23	4,240,425	4,195,748
Hillman Group, Inc. 2018 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 5/31/25	1,695,750	1,665,226
Prestige Brands, Inc. Term Loan B5 4.302% (1 Month LIBOR + 2.00%), due 1/26/24	2,406,913	2,407,772
Revlon Consumer Products Corp.
2016 Term Loan B 5.813% (3 Month LIBOR + 3.50%), due 9/7/23	3,095,417	2,255,011
2016 Term Loan B 5.886% (3 Month LIBOR + 3.50%), due 9/7/23	7,917	5,767
Spectrum Brands, Inc.
2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 6/23/22	576,927	577,047
2017 Term Loan B 4.33% (2 Month LIBOR + 2.00%), due 6/23/22	108,127	108,150
2017 Term Loan B 4.35% (3 Month LIBOR + 2.00%), due 6/23/22	432,695	432,785

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Spectrum Brands, Inc. (continued)
2017 Term Loan B 4.40% (2 Month LIBOR + 2.00%), due 6/23/22	$658,711	$658,848
SRAM LLC
2018 Term Loan B 5.014% (2 Month LIBOR + 2.75%), due 3/15/24	2,914,123	2,914,123
2018 Term Loan B 5.141% (2 Month LIBOR + 2.75%), due 3/15/24	2,914,123	2,914,123
2018 Term Loan B 7.00% (PRIME + 1.75%), due 3/15/24	79,476	79,476
Varsity Brands, Inc. 2017 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 12/15/24	4,466,261	4,468,124

		22,682,200

Personal Transportation 0.2%
Uber Technologies 2018 Incremental Term Loan 5.78% (1 Month LIBOR + 3.50%), due 7/13/23	3,387,817	3,386,760

Personal, Food & Miscellaneous Services 1.5%
Aramark Services, Inc. 2018 Term Loan B3 4.052% (1 Month LIBOR + 1.75%), due 3/11/25	3,730,650	3,729,718
Golden Nugget, Inc.
2017 Incremental Term Loan 5.052% (1 Month LIBOR + 2.75%), due 10/4/23	167,172	167,407
2017 Incremental Term Loan 5.186% (3 Month LIBOR + 2.75%), due 10/4/23	2,006,063	2,008,883
2017 Incremental Term Loan 5.277% (3 Month LIBOR + 2.75%), due 10/4/23	2,508,481	2,512,008
IRB Holding Corp. 1st Lien Term Loan 5.46% (2 Month LIBOR + 3.25%), due 2/5/25	3,482,500	3,476,280
KFC Holding Co. 2018 Term Loan B 4.037% (1 Month LIBOR + 1.75%), due 4/3/25	4,922,806	4,919,729

	Principal Amount	Value
Personal, Food & Miscellaneous Services (continued)
Weight Watchers International, Inc. 2017 Term Loan B 7.15% (3 Month LIBOR + 4.75%), due 11/29/24	$7,477,885	$7,515,274

		24,329,299

Printing & Publishing 1.1%
Getty Images, Inc. Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 10/18/19	4,472,736	4,420,020
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 5/4/22	3,518,714	3,359,116
PowerSchool 2018 Term Loan B 5.524% (1 Month LIBOR + 3.25%), due 8/1/25	4,500,000	4,488,750
Prometric Holdings, Inc. 1st Lien Term Loan 5.31% (1 Month LIBOR + 3.00%), due 1/29/25	3,211,369	3,215,383
Shutterfly, Inc. Term Loan B2 5.06% (1 Month LIBOR + 2.75%), due 8/17/24	2,094,750	2,093,005

		17,576,274

Real Estate 0.8%
Brookfield Property Partners L.P. 1st Lien Term Loan B 4.795% (1 Month LIBOR + 2.50%), due 8/27/25	10,500,000	10,332,651
Forest City Enterprises, L.P. Term Loan B TBD, due 10/24/25 (e)	1,400,000	1,404,666

		11,737,317

Retail Store 3.9%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.802% (1 Month LIBOR + 3.50%), due 9/26/24	5,346,000	5,097,080
Bass Pro Group LLC Term Loan B 7.302% (1 Month LIBOR + 5.00%), due 9/25/24	4,950,000	4,948,970
Belk, Inc. Term Loan 7.034% (3 Month LIBOR + 4.75%), due 12/12/22	2,403,388	2,020,348
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.28% (1 Month LIBOR + 3.00%), due 2/3/24	6,375,027	6,382,996
CNT Holdings III Corp. 2017 Term Loan 5.56% (1 Month LIBOR + 3.25%), due 1/22/23	1,512,085	1,498,854

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.802% (1 Month LIBOR + 2.50%), due 8/18/23	$3,545,583	$3,485,752
HD Supply, Inc. Term Loan B5 4.03% (3 Month LIBOR + 1.75%), due 10/17/23	4,000,000	3,994,168
Leslie’s Poolmart, Inc. 2016 Term Loan 5.802% (1 Month LIBOR + 3.50%), due 8/16/23	4,811,144	4,793,102
Michaels Stores, Inc.
2018 Term Loan B 4.787% (1 Month LIBOR + 2.50%), due 1/28/23	205,705	204,059
2018 Term Loan B 4.79% (1 Month LIBOR + 2.50%), due 1/28/23	1,193,089	1,183,545
2018 Term Loan B 4.797% (1 Month LIBOR + 2.50%), due 1/28/23	3,157,561	3,132,300
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 5.531% (1 Month LIBOR + 3.25%), due 10/25/20	2,887,652	2,624,154
Party City Holdings, Inc. 2018 Term Loan B 5.06% (1 Month LIBOR + 2.75%), due 8/19/22	4,976,104	4,989,435
Petco Animal Supplies, Inc. 2017 Term Loan B 5.777% (3 Month LIBOR + 3.25%), due 1/26/23	3,590,207	2,770,444
PetSmart, Inc. Term Loan B2 5.28% (1 Month LIBOR + 3.00%), due 3/11/22	5,039,058	4,260,105
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	2,333,333	2,219,583
Staples, Inc. 2017 Term Loan B 6.343% (3 Month LIBOR + 4.00%), due 9/12/24	8,270,833	8,233,358

		61,838,253

Software 0.1%
DigiCert, Inc. 2017 Term Loan B1 TBD, due 10/31/24 (e)	2,000,000	1,998,124

	Principal Amount	Value
Telecommunications 3.0%
Avaya, Inc. 2018 Term Loan B 6.53% (1 Month LIBOR + 4.25%), due 12/15/24	$2,481,250	$2,487,453
CenturyLink, Inc. 2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 1/31/25	4,962,500	4,901,709
CSC Holdings LLC 2018 Term Loan B 4.78% (1 Month LIBOR + 2.50%), due 1/25/26	3,731,250	3,734,048
Frontier Communications Corp. 2017 Term Loan B1 6.06% (1 Month LIBOR + 3.75%), due 6/15/24	2,962,500	2,861,280
Microchip Technology, Inc. 2018 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 5/29/25	4,521,667	4,500,189
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.348% (3 Month LIBOR + 3.00%), due 11/3/23	2,078,947	2,017,099
Radiate Holdco LLC 1st Lien Term Loan 5.302% (1 Month LIBOR + 3.00%), due 2/1/24	5,516,000	5,474,630
SBA Senior Finance II LLC 2018 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 4/11/25	6,511,163	6,493,980
Sprint Communications, Inc. 1st Lien Term Loan B 4.813% (1 Month LIBOR + 2.50%), due 2/2/24	4,925,000	4,914,741
Syniverse Holdings, Inc.
2018 1st Lien Term Loan 7.28% (1 Month LIBOR + 5.00%), due 3/9/23	3,731,250	3,743,377
2018 2nd Lien Term Loan 11.28% (1 Month LIBOR + 9.00%), due 3/11/24	1,000,000	957,500
Verifone Systems, Inc. 2018 1st Lien Term Loan 6.322% (3 Month LIBOR + 4.00%), due 8/20/25	1,750,000	1,749,563
West Corp.
2017 Term Loan 6.302% (1 Month LIBOR + 4.00%), due 10/10/24	9,921	9,874

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
West Corp. (continued)
2017 Term Loan 6.527% (3 Month LIBOR + 4.00%), due 10/10/24	$3,928,791	$3,910,129

		47,755,572

Utilities 2.3%
Astoria Energy LLC Term Loan B 6.31% (1 Month LIBOR + 4.00%), due 12/24/21	3,189,391	3,186,399
Calpine Corp. Term Loan B5 4.89% (3 Month LIBOR + 2.50%), due 1/15/24	5,460,438	5,439,202
Compass Power Generation LLC 2018 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 12/20/24	1,613,212	1,619,765
Dayton Power & Light Co. Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 8/24/22	491,250	491,250
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.56% (1 Month LIBOR + 4.25%), due 5/3/25	3,301,021	3,321,653
ExGen Renewables IV LLC Term Loan B 5.32% (3 Month LIBOR + 3.00%), due 11/28/24	2,454,206	2,472,613
Granite Acquisition, Inc.
Term Loan C 5.886% (3 Month LIBOR + 3.50%), due 12/19/21	88,897	89,030
Term Loan B 5.896% (3 Month LIBOR + 3.50%), due 12/19/21	3,872,309	3,878,118
2nd Lien Term Loan B 9.636% (3 Month LIBOR + 7.25%), due 12/19/22	1,521,278	1,522,545
Helix Gen Funding LLC Term Loan B 6.052% (1 Month LIBOR + 3.75%), due 6/2/24	4,903,422	4,589,808
Southeast PowerGen LLC Term Loan B 5.81% (1 Month LIBOR + 3.50%), due 12/2/21	1,629,250	1,560,007
TEX Operations Co. LLC Exit Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 8/4/23	3,200,143	3,188,142

	Principal Amount	Value
Utilities (continued)
Vistra Energy Corp.
1st Lien Term Loan B3 4.29% (1 Month LIBOR + 2.00%), due 12/31/25	$2,926,829	$2,915,854
1st Lien Term Loan B3 4.302% (1 Month LIBOR + 2.00%), due 12/31/25	1,063,171	1,059,184
Vistra Operations Co. LLC 2016 Term Loan B2 4.552% (1 Month LIBOR + 2.25%), due 12/14/23	1,074,609	1,074,759

		36,408,329

Total Floating Rate Loans (Cost $1,313,171,551)		1,303,804,060

Foreign Floating Rate Loans 10.2% (d)
Beverage, Food & Tobacco 0.2%
Jacobs Douwe Egberts International B.V. Term Loan B5 4.625% (3 Month LIBOR + 2.25%), due 7/1/22	2,674,611	2,674,611

Broadcasting & Entertainment 0.5%
Altice France S.A. 2018 Term Loan B13 6.28% (1 Month LIBOR + 4.00%), due 8/14/26	2,083,332	2,051,040
Numericable Group S.A.
Term Loan B11 5.052% (3 Month LIBOR + 2.75%), due 7/31/25	1,962,594	1,904,329
Term Loan B12 5.967% (1 Month LIBOR + 3.687%), due 1/31/26	3,959,975	3,871,699

		7,827,068

Chemicals, Plastics & Rubber 1.3%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 5.567% (3 Month LIBOR + 3.25%), due 9/13/23	2,577,308	2,574,086
Alpha 3 B.V. 2017 Term Loan B1 5.386% (3 Month LIBOR + 3.00%), due 1/31/24	4,881,317	4,877,251
Diamond (BC) B.V.
Term Loan 5.391% (2 Month LIBOR + 3.00%), due 9/6/24	8,333	8,219
Term Loan 5.527% (3 Month LIBOR + 3.00%), due 9/6/24	3,300,000	3,254,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Flint Group GmbH
Term Loan C 5.39% (3 Month LIBOR + 3.00%), due 9/7/21	$914	$863
Term Loan C 5.487% (3 Month LIBOR + 3.00%), due 9/7/21	350,175	330,478
Oxea Holding Drei GmbH 2017 Term Loan B2 5.938% (3 Month LIBOR + 3.50%), due 10/11/24	4,140,000	4,137,412
Starfruit Finco B.V 2018 USD Term Loan B 5.506% (1 Month LIBOR + 3.25%), due 10/1/25	5,250,000	5,236,875

		20,419,809

Diversified/Conglomerate Manufacturing 0.7%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 7.02% (3 Month LIBOR + 4.50%), due 7/9/25	3,571,429	3,584,822
Bright Bidco B.V.
2018 Term Loan B 5.802% (1 Month LIBOR + 3.50%), due 6/30/24	1,276,394	1,249,271
2018 Term Loan B 5.886% (3 Month LIBOR + 3.50%), due 6/30/24	2,673,756	2,616,938
Garda World Security Corp. 2017 Term Loan 5.821% (3 Month LIBOR + 3.50%), due 5/24/24	4,513,317	4,523,192

		11,974,223

Diversified/Conglomerate Service 0.3%
Minimax GmbH & Co. KG 2018 USD Term Loan B1C 5.297% (1 Month LIBOR + 3.00%), due 7/31/25	4,279,039	4,295,086

Ecological 0.2%
GFL Environmental, Inc.
2018 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 5/30/25	3,016,749	2,973,383
2018 Delayed Draw Term Loan 7.00% (PRIME + 1.75%), due 5/30/25	375,691	370,290

		3,343,673

	Principal Amount	Value
Electronics 1.4%
Avast Software B.V. 2018 USD Term Loan B 4.886% (3 Month LIBOR + 2.50%), due 9/30/23	$3,210,708	$3,218,234
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.552% (1 Month LIBOR + 3.25%), due 10/3/23	1,439,835	1,438,035
ION Trading Technologies S.A R.L. USD Incremental Term Loan B 6.386% (3 Month LIBOR + 4.00%), due 11/21/24	7,979,900	7,910,076
Oberthur Technologies S.A. 2016 Term Loan B1 5.992% (3 Month LIBOR + 3.75%), due 1/10/24	2,239,161	2,241,960
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.552% (1 Month LIBOR + 2.25%), due 4/16/25	4,483,299	4,458,780
Trader Corp. 2017 Term Loan B 5.295% (1 Month LIBOR + 3.00%), due 9/28/23	4,034,981	4,024,893

		23,291,978

Healthcare, Education & Childcare 1.4%
Auris Luxembourg III S.A.R.L. 2018 USD Term Loan B TBD, due 7/20/25 (e)	3,937,500	3,959,649
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.563% (1 Month LIBOR + 4.25%), due 4/29/24	5,119,539	5,130,203
Mallinckrodt International Finance S.A. Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 9/24/24	2,301,862	2,273,089
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 5.274% (1 Month LIBOR + 3.00%), due 6/1/25	11,148,019	11,154,217

		22,517,158

Hotels, Motels, Inns & Gaming 0.9%
Belmond Interfin, Ltd. Dollar Term Loan 5.052% (1 Month LIBOR + 2.75%), due 7/3/24	2,370,000	2,371,481

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.302% (1 Month LIBOR + 2.00%), due 11/30/23	$491,250	$490,559
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.386% (3 Month LIBOR + 3.00%), due 12/1/23	2,209,463	2,214,065
GVC Holdings PLC 2018 Term Loan 4.802% (1 Month LIBOR + 2.50%), due 3/29/24	2,985,000	2,979,403
Stars Group Holdings B.V. 2018 USD Incremental Term Loan 5.886% (3 Month LIBOR + 3.50%), due 7/10/25	6,234,375	6,248,845

		14,304,353

Leisure, Amusement, Motion Pictures & Entertainment 0.8%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.30% (1 Month LIBOR + 2.00%), due 5/23/25	4,394,362	4,377,883
Delta 2 (LUX) S.A.R.L. 2018 USD Term Loan 4.802% (1 Month LIBOR + 2.50%), due 2/1/24	6,650,036	6,575,223
DHX Media, Ltd. Term Loan B 6.052% (1 Month LIBOR + 3.75%), due 12/29/23	1,826,232	1,793,511

		12,746,617

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 3/28/25	5,596,875	5,261,062

Oil & Gas 0.3%
Grizzly Acquisitions, Inc. 2018 Term Loan B 5.646% (3 Month LIBOR + 3.25%), due 10/1/25	2,800,000	2,813,300
MEG Energy Corp. 2017 Term Loan B 5.81% (1 Month LIBOR + 3.50%), due 12/31/23	555,000	555,694
Pacific Drilling S.A. Term Loan B TBD, due 6/3/19 (e)(g)(h)	2,978,889	1,340,500

		4,709,494

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) 0.3%
Array Canada, Inc. Term Loan B 7.386% (3 Month LIBOR + 5.00%), due 2/10/23	$1,751,273	$1,683,411
KIK Custom Products, Inc. 2015 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 5/15/23	2,550,000	2,536,455

		4,219,866

Personal, Food & Miscellaneous Services 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.552% (1 Month LIBOR + 2.25%), due 2/16/24	2,518,821	2,507,801

Printing & Publishing 0.4%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.886% (3 Month LIBOR + 3.50%), due 8/15/22	6,299,275	6,310,103

Retail Store 0.4%
EG Finco, Ltd. 2018 USD Term Loan 6.386% (3 Month LIBOR + 4.00%), due 2/7/25	3,482,500	3,473,794
EG Group, Ltd. 2018 USD Term Loan B 6.386% (3 Month LIBOR + 4.00%), due 2/7/25	2,786,000	2,782,517

		6,256,311

Telecommunications 0.7%
Digicel International Finance, Ltd. 2017 Term Loan B 5.57% (1 Month LIBOR + 3.25%), due 5/28/24	965,252	923,022
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 6.045% (1 Month LIBOR + 3.75%), due 11/27/23	4,702,081	4,695,028
Telesat Canada Term Loan B4 4.89% (3 Month LIBOR + 2.50%), due 11/17/23	5,224,930	5,220,029

		10,838,079

Total Foreign Floating Rate Loans (Cost $165,666,254)		163,497,292

Total Long-Term Bonds (Cost $1,530,863,988)		1,518,093,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Affiliated Investment Company 0.1%
Fixed Income Fund 0.1%
MainStay MacKay High Yield Corporate Bond Fund Class I	217,584	$1,203,239

Total Affiliated Investment Company (Cost $1,255,444)		1,203,239

Common Stocks 0.8%
Beverages 0.0%‡
Nellson Nutraceutical, Inc. (e)(f)(i)(j)	379	0

Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(f)(i)(j)	175,418	0

Energy Equipment & Services 0.2%
Ocean Rig UDW, Inc., Class A (j)	75,655	2,291,590

Equity Real Estate Investment Trusts 0.1%
VICI Properties, Inc.	104,245	2,250,650

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (j)	71,926	617,844

Independent Power & Renewable Electricity Producers 0.2%
Vistra Energy Corp. (j)	107,130	2,424,352

Media 0.0%‡
Cumulus Media, Inc., Class A (j)	37,743	549,538

Metals & Mining 0.2%
AFGlobal Corp. (e)(f)(i)(j)	60,753	3,584,427

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (e)(f)(i)(j)	60,655	704
Templar Energy LLC, Class A (e)(f)(i)(j)	60,049	69,656

		70,360

Oil, Gas & Consumable Fuels 0.1%
Ascent Resources (e)(f)(i)(j)	244,062	726,085
HGIM Corp. (e)(f)(i)(j)	1,382	74,628
Philadelphia Energy Solutions, Inc., Class A (e)(f)(i)(j)	89,705	650,361

		1,451,074

Total Common Stocks (Cost $12,581,420)		13,239,835

	Shares	Value
Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (c)(e)(f)(i)(j)	83,606	$269,954

Total Preferred Stocks (Cost $379,311)		269,954

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. (e)(f)(i)(j)	107,130	103,916

Oil & Gas 0.0%‡
Pacific Drilling S.A. (e)(g)(i)(j)	64,289	669,463

Total Rights (Cost $757,309)		773,379

	Number of Warrants
Warrants 0.0%‡
Oil & Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(i)(j)
1st Lien Warrants Expires 3/30/23	23,368	1,870
2nd Lien Tranche A Expires 3/30/23	30,044	4,807
2nd Lien Tranche B Expires 3/30/23	62,000	1,860
HGIM Corp. Expires 7/2/47 (e)(f)(i)(j)	6,177	333,558

Total Warrants (Cost $259,875)		342,095

	Principal Amount
Short-Term Investments 5.8%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $4,092,401 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 11/15/20, with a Principal Amount of $4,145,000 and a Market Value of $4,176,050)	$4,092,282	4,092,282

Total Repurchase Agreement (Cost $4,092,282)		4,092,282

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government & Federal Agencies 5.5%
United States Treasury Bills (k)
2.13%, due 11/1/18	$10,386,000	$10,386,000
2.136%, due 11/15/18	5,120,000	5,115,809
2.147%, due 11/8/18	2,284,000	2,283,061
2.148%, due 11/1/18	41,966,000	41,966,000
2.158%, due 11/8/18	1,368,000	1,367,435
2.191%, due 11/15/18	3,230,000	3,227,290
2.194%, due 11/23/18	2,737,000	2,733,387
2.206%, due 12/11/18	18,822,000	18,776,618
2.209%, due 12/11/18	1,628,000	1,624,071

Total U.S. Governments & Federal Agencies (Cost $87,479,671)		87,479,671

Total Short-Term Investments (Cost $91,571,953)		91,571,953

Total Investments (Cost $1,637,669,300)	101.5%	1,625,493,829
Other Assets, Less Liabilities	(1.5)	(24,368,060)
Net Assets	100.0%	$1,601,125,769

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $966,680 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $982,575 (See Note 2(J)).

(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(e)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $33,809,030, which represented 2.1% of the Fund’s net assets. (Unaudited)

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Issue in default.

(h)	Issue in non-accrual status.

(i)

Fair valued security - Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $6,491,289, which represented 0.4% of the Fund’s net assets.

(j)	Non-income producing security.

(k)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$50,792,022		$—		$50,792,022
Floating Rate Loans (b)	—	1,298,496,968		5,307,092		1,303,804,060
Foreign Floating Rate Loans	—	163,497,292		—		163,497,292

Total Long-Term Bonds	—	1,512,786,282		5,307,092		1,518,093,374

Affiliated Investment Company
Fixed Income Fund	1,203,239	—		—		1,203,239
Common Stocks (c)	8,133,974	—		5,105,861		13,239,835
Preferred Stocks (d)	—	—		269,954		269,954
Rights	—	669,463	(e)	103,916	(f)	773,379
Warrants (g)	—	—		342,095		342,095
Short-Term Investments
Repurchase Agreement	—	4,092,282		—		4,092,282
U.S. Government & Federal Agencies	—	87,479,671		—		87,479,671

Total Short-Term Investments	—	91,571,953		—		91,571,953

Total Investments in Securities	$9,337,213	$1,605,027,698		$11,128,918		$1,625,493,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2018 (continued)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $5,307,092 are held within the Floating Rate Loans section of the Portfolio of Investments, were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $3,584,427, $70,360 and $1,451,074 are held in Metals & Mining, Oil & Gas, and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $269,954 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 2 security valued at $669,463 is held in Oil & Gas within the Rights section of the Portfolio of Investments.

(f)	The Level 3 security valued at $103,916 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $342,095 are held in Oil, Gas & Consumable Fuels within the Warrants section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2018 (b)
Long-Term Bonds
Floating Rate Loans	$71,487,720	$28,870	$759,805	$(376,496)	$3,793,996	$(46,828,579)	$967,917	$(24,526,141)	$5,307,092	$52,629
Foreign Floating Rate Loans	22,321,867	349	7,104	(59,599)	16	(7,041,377)	—	(15,228,360)	—	—
Common Stocks	2,755,887	—	—	734,878	1,615,096	—	—	—	5,105,861	734,878
Preferred Stocks	312,415	—	—	(42,461)	—	—	—	—	269,954	(42,461)
Rights	—	—	—	16,069	87,847	—	—	—	103,916	16,069
Warrants	—	—	—	82,220	259,875	—	—	—	342,095	82,220

Total	$96,877,889	$29,219	$766,909	$354,611	$5,756,830	$(53,869,956)	$967,917	$(39,754,501)	$11,128,918	$843,335

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2018, securities with a market value of $967,917 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of October 31, 2018, a security with a market value of $39,754,501 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $1,636,413,856) including securities on loan of $966,680	$1,624,290,590
Investment in affiliated investment companies, at value (identified cost $1,255,444)	1,203,239
Receivables:
Dividends and interest	5,217,247
Fund shares sold	4,742,076
Investment securities sold	4,260,197
Securities lending income	297
Other assets	63,098

Total assets	1,639,776,744

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	3,708
Payables:
Investment securities purchased	33,366,444
Fund shares redeemed	2,869,701
Manager (See Note 3)	798,058
Transfer agent (See Note 3)	438,540
NYLIFE Distributors (See Note 3)	210,755
Shareholder communication	61,985
Custodian	18,132
Professional fees	17,356
Trustees	3,786
Accrued expenses	17,850
Dividend payable	844,660

Total liabilities	38,650,975

Net assets	$1,601,125,769

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$172,549
Additional paid-in capital	1,657,135,903

1,657,308,452
Total distributable earnings (loss)	(56,182,683)

Net assets	$1,601,125,769

Class A
Net assets applicable to outstanding shares	$383,590,110

Shares of beneficial interest outstanding	41,345,938

Net asset value per share outstanding	$9.28
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.57

Investor Class
Net assets applicable to outstanding shares	$21,730,724

Shares of beneficial interest outstanding	2,342,247

Net asset value per share outstanding	$9.28
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.57

Class B
Net assets applicable to outstanding shares	$5,258,685

Shares of beneficial interest outstanding	566,369

Net asset value and offering price per share outstanding	$9.28

Class C
Net assets applicable to outstanding shares	$142,133,871

Shares of beneficial interest outstanding	15,314,213

Net asset value and offering price per share outstanding	$9.28

Class I
Net assets applicable to outstanding shares	$1,048,033,492

Shares of beneficial interest outstanding	112,939,754

Net asset value and offering price per share outstanding	$9.28

Class R3
Net assets applicable to outstanding shares	$378,887

Shares of beneficial interest outstanding	40,816

Net asset value and offering price per share outstanding	$9.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$80,186,142
Dividends—Unaffiliated	74,014
Dividends—Affiliated	16,042
Securities lending	9,831
Other	6,459

Total income	80,292,488

Expenses
Manager (See Note 3)	8,991,873
Transfer agent (See Note 3)	2,564,786
Distribution/Service—Class A (See Note 3)	944,639
Distribution/Service—Investor Class (See Note 3)	53,021
Distribution/Service—Class B (See Note 3)	57,955
Distribution/Service—Class C (See Note 3)	1,461,991
Distribution/Service—Class R3 (See Note 3)	910
Registration	169,237
Professional fees	154,982
Shareholder communication	72,703
Custodian	35,448
Trustees	33,332
Shareholder service (See Note 3)	182
Miscellaneous	100,523

Total expenses	14,641,582

Net investment income (loss)	65,650,906

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on investments	(3,563,441)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(8,770,200)
Affiliated investments	(47,854)
Unfunded commitments	(3,708)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(8,821,762)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(12,385,203)

Net increase (decrease) in net assets resulting from operations	$53,265,703

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$65,650,906	$56,968,303
Net realized gain (loss) on investments	(3,563,441)	(3,679,759)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(8,821,762)	13,186,828

Net increase (decrease) in net assets resulting from operations	53,265,703	66,475,372

Distributions to shareholders (1):
Class A	(16,007,712)
Investor Class	(899,142)
Class B	(201,388)
Class C	(5,087,200)
Class I	(43,490,177)
Class R3	(7,235)

	(65,692,854)

Dividends to shareholders from net investment income:
Class A		(13,720,722)
Investor Class		(1,065,726)
Class B		(224,651)
Class C		(4,823,947)
Class I		(37,131,755)
Class R3		(1,444)

		(56,968,245)

Total dividends and distributions to shareholders	(65,692,854)	(56,968,245)

Capital share transactions:
Net proceeds from sale of shares	643,184,372	614,457,599
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	56,439,802	49,472,470
Cost of shares redeemed	(582,584,426)	(496,809,910)

Increase (decrease) in net assets derived from capital share transactions	117,039,748	167,120,159

Net increase (decrease) in net assets	104,612,597	176,627,286

	2018	2017
Net Assets
Beginning of year	1,496,513,172	1,319,885,886

End of year (2)	$1,601,125,769	$1,496,513,172

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(309,596) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$9.35	$9.29	$9.15		$9.44	$9.58

Net investment income (loss)	0.40	0.35	0.32		0.33	0.33
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	0.14		(0.29)	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00‡

Total from investment operations	0.33	0.41	0.46		0.04	0.20

Less dividends:
From net investment income	(0.40)	(0.35)	(0.32)		(0.33)	(0.34)

Net asset value at end of year	$9.28	$9.35	$9.29		$9.15	$9.44

Total investment return (a)	3.54%	4.50%	5.23%		0.45%	2.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%	3.76%	3.59	%(b)	3.58%	3.53%
Net expenses (c)	1.05%	1.01%	1.07	%(d)	1.06%	1.07%
Portfolio turnover rate	32%	58%	36%		31%	45%
Net assets at end of year (in 000’s)	$383,590	$371,186	$318,281		$342,214	$419,451

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$9.35	$9.29	$9.15		$9.44	$9.58

Net investment income (loss)	0.40	0.35	0.33		0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	0.14		(0.29)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.33	0.41	0.47		0.04	0.20

Less dividends:
From net investment income	(0.40)	(0.35)	(0.33)		(0.33)	(0.34)

Net asset value at end of year	$9.28	$9.35	$9.29		$9.15	$9.44

Total investment return (a)	3.54%	4.44%	5.24%		0.46%	2.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.24%	3.66%	3.60%		3.59%	3.57%
Net expenses (b)	1.05%	1.06%	1.06	%(c)	1.06%	1.04%
Portfolio turnover rate	32%	58%	36%		31%	45%
Net assets at end of year (in 000’s)	$21,731	$21,238	$29,269		$29,692	$30,440

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	Without the custody fee reimbursement, net expenses would have been 1.07%.

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018		2017	2016		2015	2014
Net asset value at beginning of year	$9.36		$9.29	$9.16		$9.45	$9.59

Net investment income (loss)	0.33		0.28	0.25		0.25	0.26
Net realized and unrealized gain (loss) on investments	(0.08)		0.07	0.14		(0.28)	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.25		0.35	0.39		(0.03)	0.13

Less dividends:
From net investment income	(0.33)		(0.28)	(0.26)		(0.26)	(0.27)

Net asset value at end of year	$9.28		$9.36	$9.29		$9.16	$9.45

Total investment return (a)	2.66	%(b)	3.78%	4.34%		(0.29%)	1.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47%		2.92%	2.85	%(c)	2.83%	2.82%
Net expenses (d)	1.80%		1.81%	1.81	%(e)	1.81%	1.79%
Portfolio turnover rate	32%		58%	36%		31%	45%
Net assets at end of year (in 000’s)	$5,259		$6,536	$7,621		$8,988	$11,486

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Year ended October 31,
Class C	2018		2017	2016		2015	2014
Net asset value at beginning of year	$9.36		$9.29	$9.16		$9.44	$9.58

Net investment income (loss)	0.33		0.28	0.26		0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.08)		0.07	0.13		(0.28)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.25		0.35	0.39		(0.02)	0.13

Less dividends:
From net investment income	(0.33)		(0.28)	(0.26)		(0.26)	(0.27)

Net asset value at end of year	$9.28		$9.36	$9.29		$9.16	$9.44

Total investment return (a)	2.66	%(b)	3.66%	4.34%		(0.18%)	1.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%		2.94%	2.85	%(c)	2.84%	2.82%
Net expenses (d)	1.80%		1.81%	1.81	%(e)	1.81%	1.79%
Portfolio turnover rate	32%		58%	36%		31%	45%
Net assets at end of year (in 000’s)	$142,134		$154,399	$159,480		$176,330	$207,985

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$9.35	$9.29	$9.16		$9.44	$9.58

Net investment income (loss)	0.42	0.38	0.35		0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	0.13		(0.28)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡

Total from investment operations	0.35	0.44	0.48		0.08	0.22

Less dividends:
From net investment income	(0.42)	(0.38)	(0.35)		(0.36)	(0.36)

Net asset value at end of year	$9.28	$9.35	$9.29		$9.16	$9.44

Total investment return (a)	3.80%	4.76%	5.38%		0.81%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49%	4.01%	3.84	%(b)	3.82%	3.78%
Net expenses (c)	0.80%	0.76%	0.82	%(d)	0.81%	0.82%
Portfolio turnover rate	32%	58%	36%		31%	45%
Net assets at end of year (in 000’s)	$1,048,033	$943,093	$805,208		$823,969	$824,883

‡	Less than one cent per share.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$9.35	$9.29	$8.82

Net investment income (loss)	0.36	0.32	0.20
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	0.47

Total from investment operations	0.29	0.38	0.67

Less dividends:
From net investment income	(0.36)	(0.32)	(0.20)

Net asset value at end of period	$9.28	$9.35	$9.29

Total investment return (a)	3.18%	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.97%	3.52%	3.25%††
Net expenses (b)	1.40%	1.35%	1.42%††
Portfolio turnover rate	32%	58%	36%
Net assets at end of period (in 000’s)	$379	$62	$27

*	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R3 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge.

Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

39

Notes to Financial Statements (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on

40	MainStay Floating Rate Fund

each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation method-

ologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund

41

Notes to Financial Statements (continued)

intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(I)  Loan Assignments, Participations and Commitments.  The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the

42	MainStay Floating Rate Fund

borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2018, the Fund held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $966,680 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $982,575.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

43

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2018, the effective management fee rate was 0.59%. During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $8,991,873.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R3	$182

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $70,743 and $9,623, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $58,599, $30, $4,977 and $18,509, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$637,180
Investor Class	35,799
Class B	9,804
Class C	246,948
Class I	1,634,740
Class R3	315

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

44	MainStay Floating Rate Fund

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I (a)	$1,258	$—	$(7)	$—	$(48)	$1,203	$15	$—	218
MainStay U.S. Government Liquidity Fund	—	6,633	(6,633)	—	—	—	1	—	—

	$1,258	$6,633	$(6,640)	$—	$(48)	$1,203	$16	$—

(a)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I.

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$28,811	7.6%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,637,706,363	$7,851,455	$(20,063,989)	$(12,212,534)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$658,403	$(43,780,184)	$(844,660)	$(12,216,242)	$(56,182,683)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,021,993	$(2,021,993)

The reclassifications for the Fund are primarily due to expiring capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $43,780,184 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$ 3,796	$ —
Unlimited	781	39,203
Total	$4,577	$39,203

The Fund had $2,021,993 of capital loss carryforward that expired during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$65,692,854	$56,968,245

45

Notes to Financial Statements (continued)

Note 5–Commitments and Contingencies

As of October 31, 2018, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Mavis Tire Express Services Corp. Delayed Draw Term Loan 1.249%, due 3/20/25	$423,769	$(3,708)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $566,730 and $483,088, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	15,854,512	$147,949,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,595,316	14,873,279
Shares redeemed	(16,082,537)	(149,965,565)

Net increase (decrease) in shares outstanding before conversion	1,367,291	12,857,670
Shares converted into Class A (See Note 1)	393,136	3,666,884
Shares converted from Class A (See Note 1)	(106,867)	(997,255)

Net increase (decrease)	1,653,560	$15,527,299

Year ended October 31, 2017:
Shares sold	18,833,257	$175,860,308
Shares issued to shareholders in reinvestment of dividends and distributions	1,367,252	12,775,779
Shares redeemed	(15,758,860)	(147,278,081)

Net increase (decrease) in shares outstanding before conversion	4,441,649	41,358,006
Shares converted into Class A (See Note 1)	1,422,280	13,276,274
Shares converted from Class A (See Note 1)	(443,281)	(4,144,187)

Net increase (decrease)	5,420,648	$50,490,093

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	619,684	$5,781,311
Shares issued to shareholders in reinvestment of dividends and distributions	93,509	871,797
Shares redeemed	(422,262)	(3,940,440)

Net increase (decrease) in shares outstanding before conversion	290,931	2,712,668
Shares converted into Investor Class (See Note 1)	145,187	1,355,048
Shares converted from Investor Class (See Note 1)	(364,816)	(3,402,610)

Net increase (decrease)	71,302	$665,106

Year ended October 31, 2017:
Shares sold	791,078	$7,393,404
Shares issued to shareholders in reinvestment of dividends and distributions	108,586	1,014,538
Shares redeemed	(560,483)	(5,237,239)

Net increase (decrease) in shares outstanding before conversion	339,181	3,170,703
Shares converted into Investor Class (See Note 1)	192,973	1,803,811
Shares converted from Investor Class (See Note 1)	(1,412,725)	(13,186,974)

Net increase (decrease)	(880,571)	$(8,212,460)

46	MainStay Floating Rate Fund

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	109,160	$1,019,337
Shares issued to shareholders in reinvestment of dividends and distributions	18,043	168,337
Shares redeemed	(182,402)	(1,702,867)

Net increase (decrease) in shares outstanding before conversion	(55,199)	(515,193)
Shares converted from Class B (See Note 1)	(76,837)	(717,441)

Net increase (decrease)	(132,036)	$(1,232,634)

Year ended October 31, 2017:
Shares sold	222,290	$2,075,960
Shares issued to shareholders in reinvestment of dividends and distributions	19,399	181,371
Shares redeemed	(280,430)	(2,621,058)

Net increase (decrease) in shares outstanding before conversion	(38,741)	(363,727)
Shares converted from Class B (See Note 1)	(82,782)	(773,917)

Net increase (decrease)	(121,523)	$(1,137,644)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,800,697	$26,135,597
Shares issued to shareholders in reinvestment of dividends and distributions	501,161	4,674,312
Shares redeemed	(4,491,594)	(41,918,713)

Net increase (decrease)	(1,189,736)	$(11,108,804)

Year ended October 31, 2017:
Shares sold	4,035,895	$37,685,064
Shares issued to shareholders in reinvestment of dividends and distributions	446,174	4,170,259
Shares redeemed	(5,141,060)	(48,054,611)

Net increase (decrease) in shares outstanding before conversion	(658,991)	(6,199,288)
Shares converted from Class C (See Note 1)	(2,588)	(24,247)

Net increase (decrease)	(661,579)	$(6,223,535)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	49,527,932	$461,972,944
Shares issued to shareholders in reinvestment of dividends and distributions	3,843,739	35,844,854
Shares redeemed	(41,264,873)	(385,043,331)

Net increase (decrease) in shares outstanding before conversion	12,106,798	112,774,467
Shares converted into Class I (See Note 1)	10,255	95,374

Net increase (decrease)	12,117,053	$112,869,841

Year ended October 31, 2017:
Shares sold	41,891,572	$391,408,991
Shares issued to shareholders in reinvestment of dividends and distributions	3,352,255	31,329,079
Shares redeemed	(31,426,071)	(293,617,901)

Net increase (decrease) in shares outstanding before conversion	13,817,756	129,120,169
Shares converted into Class I (See Note 1)	326,098	3,049,240

Net increase (decrease)	14,143,854	$132,169,409

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	34,873	$325,227
Shares issued to shareholders in reinvestment of dividends and distributions	775	7,223
Shares redeemed	(1,445)	(13,510)

Net increase (decrease)	34,203	$318,940

Year ended October 31, 2017:
Shares sold	3,624	$33,872
Shares issued to shareholders in reinvestment of dividends and distributions	154	1,444
Shares redeemed	(109)	(1,020)

Net increase (decrease)	3,669	$34,296

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

48	MainStay Floating Rate Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $20,918 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay Floating Rate Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

51

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

52	MainStay Floating Rate Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717041 MS293-18	MSFR11-12/18 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2018

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–8.08 –2.73%	1.90 3.06%	6.44 7.04%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.23 –2.88	1.75 2.90	6.30 6.90	1.45 1.45
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.31 –3.63	1.80 2.14	6.11 6.11	2.21 2.21
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–4.49 –3.56	2.14 2.14	6.11 6.11	2.21 2.21
Class I Shares	No Sales Charge		4/4/2005	–2.46	3.32	7.31	1.06
Class R3 Shares	No Sales Charge		2/29/2016	–3.06	5.27	N/A	1.65

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.35%	11.34%	13.24%
MSCI EAFE® Index[5]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–2.05	1.83	3.94
Conservative Allocation Composite Index[7]	0.35	4.81	7.32
Morningstar Allocation – 30% to 50% Equity Category Average[8]	–1.08	3.37	6.87

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$972.40	$1.79	$1,023.39	$1.84	0.36%

Investor Class Shares	$1,000.00	$971.70	$2.53	$1,022.64	$2.60	0.51%

Class B Shares	$1,000.00	$967.90	$6.25	$1,018.85	$6.41	1.26%

Class C Shares	$1,000.00	$967.90	$6.25	$1,018.85	$6.41	1.26%

Class I Shares	$1,000.00	$973.10	$0.55	$1,024.65	$0.56	0.11%

Class R3 Shares	$1,000.00	$970.70	$3.53	$1,021.63	$3.62	0.71%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s portfolio is subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Conservative Allocation Fund returned –2.46%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark, and underperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 0.35% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund underperformed the –1.08% return of the Morningstar Allocation—30% to 50% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international stocks and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Conservative Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds that detracted from the Fund’s relative performance by this measure were MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, believing that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

One significant allocation change was an increase in exposure to MainStay Indexed Bond Fund, which reflected the Fund’s shift into higher credit-quality instruments. This increase was primarily funded from sales of MainStay MacKay Total Return Bond Fund, with additional contributions coming from IQ Enhanced Core Bond U.S. ETF, MainStay Absolute Return Multi-Strategy Fund, MainStay MacKay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. The Fund’s position in MainStay Epoch U.S. Equity Yield Fund was also enlarged as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although this Underlying Fund had several years of strong returns, a number of concerns had arisen for the major technology companies that dominate the growth-stock universe. Among these were intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believed that that prospects might be better for companies in the energy and financials sectors, which tend to be more prevalent in value indices.

Allocations also changed in the international equity portion of the Fund. The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe. Proceeds were distributed across IQ 50 Percent Hedged FTSE International ETF, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Conservative Allocation Fund

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund had the lowest total returns and both generated double digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MAP Equity Fund. Among the most significant detractors from the Fund’s performance were MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, IQ Enhanced Core Bond U.S. ETF and MainStay Indexed Bond Fund had the lowest total returns and both saw losses in the low single digits.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay Floating Rate Fund, MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were MainStay Indexed Bond Fund, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2018

	Shares	Value

Affiliated Investment Companies 100.4%†
Equity Funds 48.1%
IQ 50 Percent Hedged FTSE International ETF	1,092,333	$21,387,880
IQ Chaikin U.S. Large Cap ETF	929,077	22,539,408
IQ Chaikin U.S. Small Cap ETF	695,719	17,539,076
IQ Global Resources ETF (a)	140,851	3,760,722
MainStay Absolute Return Multi-Strategy Fund Class I (b)	985,699	9,167,000
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	1,098,672	8,800,365
MainStay Cushing MLP Premier Fund Class I	229,566	2,596,390
MainStay Cushing Renaissance Advantage Fund Class I (b)	396,615	7,448,422
MainStay Epoch Capital Growth Fund Class I (a)	299,760	3,669,058
MainStay Epoch Global Choice Fund Class I (b)	422,755	8,548,098
MainStay Epoch International Choice Fund Class I	291,811	9,746,487
MainStay Epoch U.S. All Cap Fund Class R6 (a)	323,850	8,915,592
MainStay Epoch U.S. Equity Yield Fund Class R6 (b)	749,172	11,874,371
MainStay Epoch U.S. Small Cap Fund Class I (b)	651,901	19,028,988
MainStay Large Cap Growth Fund Class R6	196,281	2,111,979
MainStay MacKay Common Stock Fund Class I	859	22,721
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	978,406	8,756,731
MainStay MacKay Growth Fund Class I (b)	135,216	5,040,849
MainStay MacKay International Opportunities Fund Class I	1,274,609	10,196,876
MainStay MacKay S&P 500 Index Fund Class I	35,519	1,774,904
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,190,954	11,468,890
MainStay MAP Equity Fund Class I	236,671	10,060,897

Total Equity Funds (Cost $190,042,002)		204,455,704

Fixed Income Funds 52.3%
IQ Enhanced Core Bond U.S. ETF (b)	391,955	7,208,052
IQ S&P High Yield Low Volatility Bond ETF (b)	248,773	5,948,560
MainStay Floating Rate Fund Class I	2,311,153	21,447,499
MainStay Indexed Bond Fund Class I (b)	13,883,871	140,227,101
MainStay MacKay Convertible Fund Class I	306,942	5,251,781
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,513,676	8,355,489
MainStay MacKay High Yield Municipal Bond Fund Class I	572,163	7,060,488

	Shares	Value

Fixed Income Funds (continued)
MainStay MacKay Short Duration High Yield Fund Class I	957,061	$9,340,911
MainStay MacKay Short Term Municipal Fund Class I (a)	566,476	5,398,519
MainStay MacKay Total Return Bond Fund Class R6	162,801	1,644,295
MainStay MacKay Unconstrained Bond Fund Class R6 (b)	1,182,876	10,243,702

Total Fixed Income Funds (Cost $225,616,225)		222,126,397

Total Affiliated Investment Companies (Cost $415,658,227)		426,582,101

Total Investments (Cost $415,658,227)	100.4%	426,582,101
Other Assets, Less Liabilities	(0.4)	(1,789,581)
Net Assets	100.0%	$424,792,520

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$204,455,704	$—	$—	$204,455,704
Fixed Income Funds	222,126,397	—	—	222,126,397

Total Investments in Securities	$426,582,101	$—	$—	$426,582,101

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $415,658,227)	$426,582,101
Receivables:
Dividends and Interest	597,961
Fund shares sold	180,975
Investment securities sold	27,171
Other assets	37,679

Total assets	427,425,887

Liabilities
Due to custodian	1,496,472
Payables:
Investment securities purchased	583,773
Fund shares redeemed	275,965
NYLIFE Distributors (See Note 3)	142,642
Transfer agent (See Note 3)	79,741
Shareholder communication	32,847
Professional fees	11,712
Custodian	3,528
Trustees	1,088
Shareholder service (See Note 3)	38
Accrued expenses	5,561

Total liabilities	2,633,367

Net assets	$424,792,520

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,372
Additional paid-in capital	404,926,665

404,963,037
Total distributable earnings (loss)	19,829,483

Net assets	$424,792,520

Class A
Net assets applicable to outstanding shares	$299,016,007

Shares of beneficial interest outstanding	25,587,486

Net asset value per share outstanding	$11.69
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.37

Investor Class
Net assets applicable to outstanding shares	$37,827,921

Shares of beneficial interest outstanding	3,235,691

Net asset value per share outstanding	$11.69
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.37

Class B
Net assets applicable to outstanding shares	$21,988,327

Shares of beneficial interest outstanding	1,889,118

Net asset value and offering price per share outstanding	$11.64

Class C
Net assets applicable to outstanding shares	$57,481,595

Shares of beneficial interest outstanding	4,940,314

Net asset value and offering price per share outstanding	$11.64

Class I
Net assets applicable to outstanding shares	$8,036,472

Shares of beneficial interest outstanding	681,343

Net asset value and offering price per share outstanding	$11.80

Class R3
Net assets applicable to outstanding shares	$442,198

Shares of beneficial interest outstanding	37,902

Net asset value and offering price per share outstanding	$11.67

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,782,830
Interest	23,458
Other	1,506

Total income	9,807,794

Expenses
Distribution/Service—Class A (See Note 3)	794,725
Distribution/Service—Investor Class (See Note 3)	95,973
Distribution/Service—Class B (See Note 3)	264,657
Distribution/Service—Class C (See Note 3)	667,647
Distribution/Service—Class R3 (See Note 3)	1,488
Transfer agent (See Note 3)	479,129
Registration	103,782
Professional fees	57,275
Shareholder communication	55,453
Trustees	10,173
Custodian	6,980
Shareholder service (See Note 3)	298
Miscellaneous	19,353

Total expenses before waiver/reimbursement	2,556,933
Expense waiver/reimbursement from Manager (See Note 3)	(38,029)

Net expenses	2,518,904

Net investment income (loss)	7,288,890

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,907,227
Realized capital gain distributions from affiliated investment companies	9,695,121

Net realized gain (loss) on investments from affiliated investment companies	14,602,348

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(34,651,096)

Net realized and unrealized gain (loss) on investments	(20,048,748)

Net increase (decrease) in net assets resulting from operations	$(12,759,858)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,288,890	$7,312,009
Net realized gain (loss) on investments and investments from affiliated investment companies	14,602,348	10,389,854
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(34,651,096)	26,211,105

Net increase (decrease) in net assets resulting from operations	(12,759,858)	43,912,968

Distributions to shareholders (1):
Class A	(12,700,632)
Investor Class	(1,418,777)
Class B	(888,911)
Class C	(2,244,739)
Class I	(510,146)
Class R3	(6,871)

	(17,770,076)

Dividends to shareholders from net investment income:
Class A		(5,194,161)
Investor Class		(1,243,743)
Class B		(327,614)
Class C		(778,442)
Class I		(289,256)
Class R3		(937)

		(7,834,153)

Distributions to shareholders from net realized gain on investments:
Class A		(679,287)
Investor Class		(200,430)
Class B		(86,684)
Class C		(201,377)
Class I		(35,739)
Class R3		(152)

		(1,203,669)

Total dividends and distributions to shareholders	(17,770,076)	(9,037,822)

Capital share transactions:
Net proceeds from sale of shares	68,534,768	64,956,446
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,436,688	8,832,962
Cost of shares redeemed	(99,762,609)	(88,170,515)

Increase (decrease) in net assets derived from capital share transactions	(13,791,153)	(14,381,107)

Net increase (decrease) in net assets	(44,321,087)	20,494,039

Net Assets
Beginning of year	469,113,607	448,619,568

End of year (2)	$424,792,520	$469,113,607

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $901,668 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.51	$11.60	$11.81	$12.52	$12.56

Net investment income (loss) (a)	0.22	0.22	0.23	0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.55)	0.95	0.01	(0.23)	0.50

Total from investment operations	(0.33)	1.17	0.24	0.02	0.72

Less dividends and distributions:
From net investment income	(0.25)	(0.23)	(0.25)	(0.30)	(0.29)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.49)	(0.26)	(0.45)	(0.73)	(0.76)

Net asset value at end of year	$11.69	$12.51	$11.60	$11.81	$12.52

Total investment return (b)	(2.73%)	10.36%	2.10%	0.11%	5.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.83%	1.99%	2.05%	1.81%
Net expenses (c)	0.36%	0.36%	0.36%	0.36%	0.35%
Portfolio turnover rate	59%	36%	44%	40%	45%
Net assets at end of year (in 000’s)	$299,016	$314,722	$253,377	$253,308	$244,098

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.51	$11.59	$11.81	$12.52	$12.56

Net investment income (loss) (a)	0.20	0.20	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.54)	0.96	0.01	(0.23)	0.49

Total from investment operations	(0.34)	1.16	0.22	0.00	0.70

Less dividends and distributions:
From net investment income	(0.24)	(0.21)	(0.24)	(0.28)	(0.27)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.48)	(0.24)	(0.44)	(0.71)	(0.74)

Net asset value at end of year	$11.69	$12.51	$11.59	$11.81	$12.52

Total investment return (b)	(2.88%)	10.18%	1.96%	(0.03%)	5.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.63%	1.85%	1.91%	1.67%
Net expenses (c)	0.51%	0.51%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.54%	0.51%	0.50%	0.50%	0.50%
Portfolio turnover rate	59%	36%	44%	40%	45%
Net assets at end of year (in 000’s)	$37,828	$37,533	$74,166	$71,083	$65,991

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.46	$11.55	$11.76	$12.47	$12.51

Net investment income (loss) (a)	0.11	0.11	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.55)	0.95	0.01	(0.23)	0.50

Total from investment operations	(0.44)	1.06	0.14	(0.09)	0.61

Less dividends and distributions:
From net investment income	(0.14)	(0.12)	(0.15)	(0.19)	(0.18)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.38)	(0.15)	(0.35)	(0.62)	(0.65)

Net asset value at end of year	$11.64	$12.46	$11.55	$11.76	$12.47

Total investment return (b)	(3.63%)	9.30%	1.29%	(0.78%)	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.95%	1.11%	1.17%	0.93%
Net expenses (c)	1.26%	1.27%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.29%	1.27%	1.25%	1.25%	1.25%
Portfolio turnover rate	59%	36%	44%	40%	45%
Net assets at end of year (in 000’s)	$21,988	$29,807	$32,850	$37,098	$39,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.45	$11.54	$11.76	$12.47	$12.51

Net investment income (loss) (a)	0.11	0.11	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.54)	0.95	0.00 ‡	(0.23)	0.50

Total from investment operations	(0.43)	1.06	0.13	(0.09)	0.61

Less dividends and distributions:
From net investment income	(0.14)	(0.12)	(0.15)	(0.19)	(0.18)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.38)	(0.15)	(0.35)	(0.62)	(0.65)

Net asset value at end of year	$11.64	$12.45	$11.54	$11.76	$12.47

Total investment return (b)	(3.56%)	9.31%	1.20%	(0.78%)	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.93%	1.10%	1.16%	0.90%
Net expenses (c)	1.26%	1.27%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.29%	1.27%	1.25%	1.25%	1.25%
Portfolio turnover rate	59%	36%	44%	40%	45%
Net assets at end of year (in 000’s)	$57,482	$74,457	$75,946	$79,242	$71,051

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018		2017	2016	2015	2014
Net asset value at beginning of year	$12.61		$11.69	$11.90	$12.61	$12.64

Net investment income (loss) (a)	0.26		0.25	0.26	0.28	0.25
Net realized and unrealized gain (loss) on investments	(0.54)		0.96	0.01	(0.23)	0.51

Total from investment operations	(0.28)		1.21	0.27	0.05	0.76

Less dividends and distributions:
From net investment income	(0.29)		(0.26)	(0.28)	(0.33)	(0.32)
From net realized gain on investments	(0.24)		(0.03)	(0.20)	(0.43)	(0.47)

Total dividends and distributions	(0.53)		(0.29)	(0.48)	(0.76)	(0.79)

Net asset value at end of year	$11.80		$12.61	$11.69	$11.90	$12.61

Total investment return (b)	(2.38	%)(c)	10.54%	2.42%	0.36%	6.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%		2.05%	2.28%	2.33%	2.01%
Net expenses (d)	0.11%		0.12%	0.11%	0.11%	0.10%
Portfolio turnover rate	59%		36%	44%	40%	45%
Net assets at end of year (in 000’s)	$8,036		$12,532	$12,224	$15,928	$16,367

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$12.50	$11.58	$10.88

Net investment income (loss) (a)	0.15	0.18	0.10
Net realized and unrealized gain (loss) on investments	(0.52)	0.96	0.72

Total from investment operations	(0.37)	1.14	0.82

Less dividends and distributions:
From net investment income	(0.22)	(0.19)	(0.12)
From net realized gain on investments	(0.24)	(0.03)	—

Total dividends and distributions	(0.46)	(0.22)	(0.12)

Net asset value at end of period	$11.67	$12.50	$11.58

Total investment return (b)	(3.06%)	9.98%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%	1.46%	1.34%††
Net expenses (c)	0.71%	0.71%	0.71%††
Portfolio turnover rate	59%	36%	44%
Net assets at end of period (in 000’s)	$442	$62	$56

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–7.94 –2.58%	2.97 4.14%	7.61 8.22%	1.37 1.37%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.13 –2.78	2.79 3.96	7.45 8.06	1.55 1.55
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.07 –3.45	2.87 3.20	7.27 7.27	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–4.45 –3.52	3.19 3.19	7.25 7.25	2.31 2.31
Class I Shares	No Sales Charge		4/4/2005	–2.39	4.40	8.50	1.12
Class R3 Shares	No Sales Charge		2/29/2016	–2.91	7.41	N/A	1.71

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.35%	11.34%	13.24%
MSCI EAFE® Index[5]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–2.05	1.83	3.94
Moderate Allocation Composite Index[7]	1.50	6.24	8.87
Morningstar Allocation – 50% to 70% Equity Category Average[8]	0.34	5.03	8.56

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$967.60	$1.69	$1,023.49	$1.73	0.34%

Investor Class Shares	$1,000.00	$966.20	$2.53	$1,022.64	$2.60	0.51%

Class B Shares	$1,000.00	$963.50	$6.24	$1,018.85	$6.41	1.26%

Class C Shares	$1,000.00	$962.80	$6.23	$1,018.85	$6.41	1.26%

Class I Shares	$1,000.00	$969.30	$0.45	$1,024.75	$0.46	0.09%

Class R3 Shares	$1,000.00	$966.10	$3.42	$1,021.73	$3.52	0.69%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Fund’s portfolio is subject to change.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Moderate Allocation Fund returned –2.39%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark, and underperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 1.50% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund underperformed the 0.34% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international stocks and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds that detracted from the Fund’s relative performance by this measure were MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin.

Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

1.	See page 20 for other share class returns, which may be higher or lower than Class I share returns. See page 21 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, believing that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

One significant allocation change was an increase in exposure to MainStay Indexed Bond Fund, which reflected the Fund’s shift into higher credit-quality instruments. This increase was primarily funded from sales of MainStay MacKay Total Return Bond Fund, with additional contributions coming from IQ Enhanced Core Plus Bond U.S. ETF, MainStay Absolute Return Multi-Strategy Fund, MainStay MacKay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. The Fund’s position in MainStay Epoch U.S. Equity Yield Fund was also enlarged as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although this Underlying Fund had several years of strong returns, a number of concerns had arisen for the major technology companies that dominate the growth-stock universe. Among these were intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believed that that prospects might be better for companies in the energy and financials sectors, which tend to be more prevalent in value indices.

Allocations also changed in the international equity portion of the Fund. The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe. Proceeds were distributed across IQ 50 Percent Hedged FTSE International ETF, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

25

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund had the lowest total returns and both generated double digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Equity Yield Fund. Among the most significant detractors from the Fund’s performance were MainStay Candriam Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, IQ Enhanced Core Bond U.S. ETF and MainStay Indexed Bond Fund had the lowest total returns and both saw losses in the low single digits.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay Floating Rate Fund, MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were MainStay Indexed Bond Fund, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 99.5%†
Equity Funds 66.9%
IQ 50 Percent Hedged FTSE International ETF (a)	1,753,181	$34,327,284
IQ Chaikin U.S. Large Cap ETF (a)	1,655,382	40,159,567
IQ Chaikin U.S. Small Cap ETF (a)	903,941	22,788,353
IQ Global Resources ETF (b)	344,166	9,189,232
MainStay Absolute Return Multi-Strategy Fund Class I (a)	970,552	9,026,138
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	2,216,369	17,753,113
MainStay Cushing MLP Premier Fund Class I	414,737	4,690,677
MainStay Cushing Renaissance Advantage Fund Class I (a)	500,882	9,406,572
MainStay Epoch Capital Growth Fund Class I (a)(b)	489,285	5,988,849
MainStay Epoch Global Choice Fund Class I (a)	691,648	13,985,123
MainStay Epoch International Choice Fund Class I (a)	820,443	27,402,804
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,119,046	30,807,333
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,542,534	40,299,165
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,376,320	40,174,778
MainStay Large Cap Growth Fund Class R6	641,860	6,906,410
MainStay MacKay Common Stock Fund Class I (a)	330,965	8,750,701
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	1,977,794	17,701,256
MainStay MacKay Growth Fund Class I (a)	404,188	15,068,111
MainStay MacKay International Equity Fund Class I	153,525	2,390,384
MainStay MacKay International Opportunities Fund Class I (a)	3,516,891	28,135,126
MainStay MacKay S&P 500 Index Fund Class I	35,740	1,785,912
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	3,866,363	37,233,079
MainStay MAP Equity Fund Class I (a)	839,952	35,706,377

Total Equity Funds (Cost $409,059,130)		459,676,344

Fixed Income Funds 32.6%
IQ Enhanced Core Bond U.S. ETF (a)	157,159	2,890,154
IQ S&P High Yield Low Volatility Bond ETF	104,688	2,503,257
MainStay Floating Rate Fund Class I	1,880,777	17,453,613
MainStay Indexed Bond Fund Class I (a)	8,170,477	82,521,819
MainStay MacKay Convertible Fund Class I	479,267	8,200,267
MainStay MacKay High Yield Corporate Bond Fund Class R6	580,208	3,202,749

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay High Yield Municipal Bond Fund Class I	897,903	$11,080,117
MainStay MacKay Short Duration High Yield Fund Class I	1,549,193	15,120,124
MainStay MacKay Short Term Municipal Fund Class I (b)	916,261	8,731,969
MainStay MacKay Total Return Bond Fund Class R6 (a)	5,142,541	51,939,663
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	2,318,966	20,082,241

Total Fixed Income Funds (Cost $225,095,928)		223,725,973

Total Affiliated Investment Companies (Cost $634,155,058)		683,402,317

Short-Term Investments 0.6%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	3,168,717	3,168,717

Total Affiliated Investment Company (Cost $3,168,717)		3,168,717

	Principal Amount
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $575,227 (Collateralized by a United States Treasury Note with a rate of 2.750% and a maturity date of 5/31/23, with a Principal Amount of $585,000 and a Market Value of $587,340)	$575,210	575,210

Total Repurchase Agreement (Cost $575,210)		575,210

Total Short-Term Investments (Cost $3,743,927)		3,743,927

Total Investments (Cost $637,898,985)	100.1%	687,146,244
Other Assets, Less Liabilities	(0.1)	(508,924)
Net Assets	100.0%	$686,637,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2018 (continued)

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$459,676,344	$—	$—	$459,676,344
Fixed Income Funds	223,725,973	—	—	223,725,973
Short-Term Investment	3,168,717	—	—	3,168,717
Short-Term Investment
Repurchase Agreement	—	575,210	—	575,210

Total Investments in Securities	$686,571,034	$575,210	$—	$687,146,244

(a)	For a complete listing of investments, see the Portfolio of Investments.

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $637,323,775)	$686,571,034
Repurchase agreements, at value (identified cost $575,210)	575,210
Due from custodian	184,209
Receivables:
Dividends and Interest	651,793
Fund shares sold	279,175
Other assets	39,812

Total assets	688,301,233

Liabilities
Payables:
Investment securities purchased	928,628
Fund shares redeemed	297,535
NYLIFE Distributors (See Note 3)	217,367
Transfer agent (See Note 3)	142,610
Shareholder communication	50,476
Professional fees	14,971
Custodian	3,726
Trustees	1,770
Shareholder service (See Note 3)	40
Accrued expenses	6,790

Total liabilities	1,663,913

Net assets	$686,637,320

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,377
Additional paid-in capital	607,679,024

607,731,401
Total distributable earnings (loss)	78,905,919

Net assets	$686,637,320

Class A
Net assets applicable to outstanding shares	$480,955,926

Shares of beneficial interest outstanding	36,603,217

Net asset value per share outstanding	$13.14
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.90

Investor Class
Net assets applicable to outstanding shares	$84,202,117

Shares of beneficial interest outstanding	6,406,216

Net asset value per share outstanding	$13.14
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.90

Class B
Net assets applicable to outstanding shares	$50,415,575

Shares of beneficial interest outstanding	3,896,554

Net asset value and offering price per share outstanding	$12.94

Class C
Net assets applicable to outstanding shares	$57,496,200

Shares of beneficial interest outstanding	4,445,656

Net asset value and offering price per share outstanding	$12.93

Class I
Net assets applicable to outstanding shares	$13,108,152

Shares of beneficial interest outstanding	990,228

Net asset value and offering price per share outstanding	$13.24

Class R3
Net assets applicable to outstanding shares	$459,350

Shares of beneficial interest outstanding	35,097

Net asset value and offering price per share outstanding	$13.09

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$13,356,743
Interest	36,137
Other	2,405

Total income	13,395,285

Expenses
Distribution/Service—Class A (See Note 3)	1,267,418
Distribution/Service—Investor Class (See Note 3)	217,054
Distribution/Service—Class B (See Note 3)	602,301
Distribution/Service—Class C (See Note 3)	656,019
Distribution/Service—Class R3 (See Note 3)	2,034
Transfer agent (See Note 3)	888,032
Registration	102,593
Shareholder communication	73,393
Professional fees	70,966
Trustees	16,283
Custodian	6,880
Shareholder service (See Note 3)	407
Miscellaneous	26,600

Total expenses before waiver/reimbursement	3,929,980
Expense waiver/reimbursement from Manager (See Note 3)	(138,724)

Net expenses	3,791,256

Net investment income (loss)	9,604,029

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	12,966,280
Realized capital gain distributions from affiliated investment companies	24,243,261

Net realized gain (loss) on investments from affiliated investment companies	37,209,541

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(65,840,902)

Net realized and unrealized gain (loss) on investments	(28,631,361)

Net increase (decrease) in net assets resulting from operations	$(19,027,332)

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,604,029	$9,167,808
Net realized gain (loss) on investments and investments from affiliated investment companies	37,209,541	26,010,732
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(65,840,902)	61,786,441

Net increase (decrease) in net assets resulting from operations	(19,027,332)	96,964,981

Distributions to shareholders (1):
Class A	(26,853,762)
Investor Class	(4,140,485)
Class B	(2,804,534)
Class C	(3,007,680)
Class I	(797,520)
Class R3	(17,868)

	(37,621,849)

Dividends to shareholders from net investment income:
Class A		(6,616,880)
Investor Class		(2,943,595)
Class B		(686,691)
Class C		(674,702)
Class I		(277,627)
Class R3		(746)

		(11,200,241)

Distributions to shareholders from net realized gain on investments:
Class A		(5,959,271)
Investor Class		(2,909,866)
Class B		(1,212,227)
Class C		(1,190,728)
Class I		(221,201)
Class R3		(814)

	(11,494,107)

Total dividends and distributions to shareholders	(37,621,849)	(22,694,348)

Capital share transactions:
Net proceeds from sale of shares	89,154,910	84,348,555
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,242,070	22,409,781
Cost of shares redeemed	(120,865,856)	(114,743,191)

Increase (decrease) in net assets derived from capital share transactions	5,531,124	(7,984,855)

Net increase (decrease) in net assets	(51,118,057)	66,285,778

Net Assets
Beginning of year	737,755,377	671,469,599

End of year (2)	$686,637,320	$737,755,377

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $4,909,744 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$14.23	$12.83	$13.32	$14.19	$13.90

Net investment income (loss) (a)	0.20	0.20	0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.53)	1.67	(0.06)	(0.15)	0.82

Total from investment operations	(0.33)	1.87	0.14	0.08	1.01

Less dividends and distributions:
From net investment income	(0.31)	(0.25)	(0.24)	(0.30)	(0.31)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.76)	(0.47)	(0.63)	(0.95)	(0.72)

Net asset value at end of year	$13.14	$14.23	$12.83	$13.32	$14.19

Total investment return (b)	(2.58%)	14.98%	1.15%	0.59%	7.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.52%	1.61%	1.67%	1.36%
Net expenses (c)	0.34%	0.35%	0.35%	0.35%	0.34%
Portfolio turnover rate	52%	33%	37%	39%	47%
Net assets at end of year (in 000’s)	$480,956	$500,627	$349,764	$353,841	$339,189

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$14.22	$12.81	$13.31	$14.17	$13.89

Net investment income (loss) (a)	0.18	0.18	0.18	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.54)	1.67	(0.08)	(0.14)	0.81

Total from investment operations	(0.36)	1.85	0.10	0.07	0.98

Less dividends and distributions:
From net investment income	(0.27)	(0.22)	(0.21)	(0.28)	(0.29)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.72)	(0.44)	(0.60)	(0.93)	(0.70)

Net asset value at end of year	$13.14	$14.22	$12.81	$13.31	$14.17

Total investment return (b)	(2.78%)	14.89%	0.90%	0.50%	7.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.32%	1.43%	1.52%	1.22%
Net expenses (c)	0.51%	0.53%	0.53%	0.52%	0.51%
Expenses (before waiver/reimbursement) (c)	0.58%	0.53%	0.53%	0.52%	0.51%
Portfolio turnover rate	52%	33%	37%	39%	47%
Net assets at end of year (in 000’s)	$84,202	$84,951	$168,146	$158,390	$146,793

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$14.00	$12.62	$13.11	$13.97	$13.70

Net investment income (loss) (a)	0.08	0.08	0.09	0.11	0.07
Net realized and unrealized gain (loss) on investments	(0.53)	1.65	(0.08)	(0.14)	0.80

Total from investment operations	(0.45)	1.73	0.01	(0.03)	0.87

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)

Net asset value at end of year	$12.94	$14.00	$12.62	$13.11	$13.97

Total investment return (b)	(3.45%)	13.98%	0.17%	(0.27%)	6.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.63%	0.71%	0.79%	0.49%
Net expenses (c)	1.26%	1.29%	1.28%	1.27%	1.26%
Expenses (before waiver/reimbursement) (c)	1.33%	1.29%	1.28%	1.27%	1.26%
Portfolio turnover rate	52%	33%	37%	39%	47%
Net assets at end of year (in 000’s)	$50,416	$67,352	$71,339	$80,474	$88,007

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$14.00	$12.62	$13.11	$13.97	$13.70

Net investment income (loss) (a)	0.08	0.08	0.09	0.10	0.06
Net realized and unrealized gain (loss) on investments	(0.54)	1.65	(0.08)	(0.13)	0.81

Total from investment operations	(0.46)	1.73	0.01	(0.03)	0.87

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)

Net asset value at end of year	$12.93	$14.00	$12.62	$13.11	$13.97

Total investment return (b)	(3.52%)	13.98%	0.17%	(0.27%)	6.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	0.61%	0.69%	0.77%	0.45%
Net expenses (c)	1.26%	1.29%	1.28%	1.27%	1.26%
Expenses (before waiver/reimbursement) (c)	1.33%	1.29%	1.28%	1.27%	1.26%
Portfolio turnover rate	52%	33%	37%	39%	47%
Net assets at end of year (in 000’s)	$57,496	$69,641	$69,090	$71,281	$67,851

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$14.34	$12.92	$13.41	$14.28	$13.98

Net investment income (loss) (a)	0.24	0.24	0.24	0.26	0.20
Net realized and unrealized gain (loss) on investments	(0.54)	1.68	(0.07)	(0.14)	0.85

Total from investment operations	(0.30)	1.92	0.17	0.12	1.05

Less dividends and distributions:
From net investment income	(0.35)	(0.28)	(0.27)	(0.34)	(0.34)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)

Total dividends and distributions	(0.80)	(0.50)	(0.66)	(0.99)	(0.75)

Net asset value at end of year	$13.24	$14.34	$12.92	$13.41	$14.28

Total investment return (b)	(2.39%)	15.32%	1.41%	0.84%	7.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.76%	1.87%	1.88%	1.42%
Net expenses (c)	0.09%	0.10%	0.10%	0.10%	0.09%
Portfolio turnover rate	52%	33%	37%	39%	47%
Net assets at end of year (in 000’s)	$13,108	$14,973	$13,068	$13,702	$11,757

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.50)	1.73	0.96

Total from investment operations	(0.37)	1.82	1.03

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	—
From net realized gain on investments	(0.45)	(0.22)	—

Total dividends and distributions	(0.74)	(0.42)	—

Net asset value at end of period	$13.09	$14.20	$12.80

Total investment return (b)	(2.91%)	14.63%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	0.64%	0.85	%††
Net expenses (c)	0.69%	0.69%	0.70	%††
Portfolio turnover rate	52%	33%	37%
Net assets at end of period (in 000’s)	$459	$212	$64

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–8.10 –2.75%	3.68 4.86%	8.67 9.29%	1.48 1.48%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.21 –2.86	3.51 4.69	8.51 9.12	1.67 1.67
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.23 –3.60	3.56 3.90	8.32 8.32	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–4.53 –3.60	3.90 3.90	8.32 8.32	2.43 2.43
Class I Shares	No Sales Charge		4/4/2005	–2.48	5.14	9.57	1.23
Class R3 Shares	No Sales Charge		2/29/2016	–3.04	9.28	N/A	1.82

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.35%	11.34%	13.24%
MSCI EAFE® Index[5]	–6.85	2.02	6.89
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–2.05	1.83	3.94
Moderate Growth Allocation Composite Index[7]	2.60	7.64	10.36
Morningstar Allocation – 70% to 85% Equity Category Average[8]	0.04	5.48	9.23

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$957.80	$1.73	$1,023.44	$1.79	0.35%

Investor Class Shares	$1,000.00	$957.20	$2.57	$1,022.58	$2.65	0.52%

Class B Shares	$1,000.00	$953.30	$6.25	$1,018.80	$6.46	1.27%

Class C Shares	$1,000.00	$953.30	$6.25	$1,018.80	$6.46	1.27%

Class I Shares	$1,000.00	$959.50	$0.49	$1,024.70	$0.51	0.10%

Class R3 Shares	$1,000.00	$956.40	$3.45	$1,021.68	$3.57	0.70%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Moderate Growth Allocation Fund returned –2.48%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark, and underperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 2.60% return of the Moderate Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund underperformed the 0.04% return of the Morningstar Allocation—70% to 85% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because international stocks and fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Growth Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds that detracted from the Fund’s relative performance by this measure were MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. Management of the overall blend of stocks and bonds had relatively little impact on net results, but how assets were allocated within equities was of great consequence to relative performance. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance. The fixed-income portion of the Fund was positioned to favor convertible bonds and municipal issuers. While this positioning was helpful, the effects on relative performance were much smaller than the difficulties faced in the equity portion of the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.2 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February 2018 eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of global equities, but the recovery we expected in pricing proved slow to unfold. Several factors helped to restrain the bull market, including tightening U.S. monetary policy and concerns that a trade war might be on the horizon. Following several quarters of year-over-year corporate earnings and profit growth, the U.S. economy shifted into high gear during the second quarter of 2018 and stocks resumed their upward climb over the summer, providing an opportunity for the Fund to trim its overweight equity position. Conditions reversed, however, in October 2018. Prices

1.	See page 35 for other share class returns, which may be higher or lower than Class I share returns. See page 36 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

fell sharply even as economic fundamentals remained sound, and the Fund again increased its overweight exposure to equities.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, believing that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. Our preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about the poor tradeoff between risk and return. In our opinion, credit spreads3 looked too tight given the degree of leverage in the market and the rate-hike trajectory that the Federal Reserve had continued to pursue. Management of both duration and credit contributed positively, if modestly, to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund also established positions in two existing Underlying Funds that invest in municipal bonds. The Fund added allocations to MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund to help diversify credit risk away from the corporate market, where we believed that leverage had become a concern.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. The Fund’s position in MainStay Epoch U.S. Equity Yield Fund was also enlarged as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although this Underlying Fund had several years of strong returns, a number of concerns had arisen for the major technology companies that dominate the growth-stock universe. Among these were intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believed that that prospects might be better for companies in the energy and financials sectors, which tend to be more prevalent in value indices.

Allocations also changed in the international equity portion of the Fund. The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe. Proceeds were distributed across IQ 50 Percent Hedged FTSE International ETF, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

40	MainStay Moderate Growth Allocation Fund

names drove the market higher. At the other end of the spectrum, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund had the lowest total returns and both generated double digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay MAP Equity Fund and MainStay Large Cap Growth Fund. Among the most significant detractors from the Fund’s performance were MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay Floating Rate Fund and MainStay MacKay Convertible Fund, both of which generated positive returns in the low single digits. At the other end of the spectrum, IQ Enhanced Core Bond U.S. ETF and MainStay Indexed Bond Fund had the lowest total returns and both saw losses in the low single digits.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

Among the Underlying Fixed-Income Funds that made the most significant contributions to the Fund’s return were MainStay Floating Rate Fund, MainStay MacKay Convertible Fund and MainStay MacKay Short Duration High Yield Fund. Among the most substantial detractors from Fund performance were MainStay Indexed Bond Fund, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund had a moderately aggressive tilt toward equities. In our opinion, economic and corporate fundamentals remained sound and further growth appeared well supported by fiscal policy, business investment and robust household consumption. We also believed that valuations were not demanding, particularly in the wake of the market swoon in October 2018. Pricing has not moved substantially over the past 12 months, despite tremendous gains in corporate profitability. In our opinion, multiples could march higher if investors become persuaded that earnings gains remain entrenched.

At the end of the reporting period, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

In the fixed-income portion of the Fund, we remained concerned about the use of leverage by corporations and relaxed underwriting standards in the loan and bond markets. In our opinion, spreads have been surprisingly tight, promising little upside return in exchange for bearing significant risk. Although we believe that credit markets are unlikely to face any imminent problems, we have continued to exercise considerable caution. At the end of the reporting period, the Fund had moved up the quality scale and had shifted some assets toward the municipal bond market.

Regarding duration, the Fund’s investment-grade positions have remained relatively neutral throughout the reporting period. The long end of the yield curve4 could continue to gradually move higher if a term premium reemerges, but we believe that the total move wouldn’t likely be large. In our opinion, the yield on the 10-year U.S. Treasury bond could flatten out somewhere between 3.5% and 4%. Modest capital losses because of slowly rising yields may largely be offset by current yields that are at their highest level in several years. We believe that duration in high-quality instruments could serve as a bit of a hedge against equity risks. Should the stock market experience material stress—more than the downdraft observed in October 2018—investors might pursue high-quality, long-duration instruments as they seek to manage risk.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 99.2%†
Equity Funds 86.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,815,526	$35,547,999
IQ Chaikin U.S. Large Cap ETF (a)	1,892,774	45,918,697
IQ Chaikin U.S. Small Cap ETF (a)	1,771,605	44,662,162
IQ Global Resources ETF (a)(b)	478,677	12,780,676
MainStay Absolute Return Multi-Strategy Fund Class I (a)	368,468	3,426,749
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	2,765,296	22,150,025
MainStay Cushing MLP Premier Fund Class I	398,557	4,507,679
MainStay Cushing Renaissance Advantage Fund Class I (a)	562,507	10,563,877
MainStay Epoch Capital Growth Fund Class I (a)(b)	503,479	6,162,585
MainStay Epoch Global Choice Fund Class I (a)	714,024	14,437,557
MainStay Epoch International Choice Fund Class I (a)	1,187,407	39,659,385
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,358,099	37,388,458
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	3,461,093	54,858,324
MainStay Epoch U.S. Small Cap Fund Class I (a)	2,596,277	75,785,343
MainStay Large Cap Growth Fund Class R6	637,060	6,854,763
MainStay MacKay Common Stock Fund Class I (a)	502,473	13,285,376
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	2,465,566	22,066,816
MainStay MacKay Growth Fund Class I (a)	512,965	19,123,330
MainStay MacKay International Equity Fund Class I	427,347	6,653,797
MainStay MacKay International Opportunities Fund Class I (a)	5,092,600	40,740,801
MainStay MacKay S&P 500 Index Fund Class I	67,687	3,382,344
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	4,528,541	43,609,851
MainStay MAP Equity Fund Class I (a)	1,072,906	45,609,245

Total Equity Funds (Cost $530,981,047)		609,175,839

Fixed Income Funds 12.9%
IQ Enhanced Core Plus Bond U.S. ETF	9,231	174,281
IQ S&P High Yield Low Volatility Bond ETF	98,379	2,352,399
MainStay Floating Rate Fund Class I	1,571,744	14,585,783
MainStay MacKay Convertible Fund Class I	521,739	8,926,956
MainStay MacKay High Yield Corporate Bond Fund Class R6	438,441	2,420,192
MainStay MacKay High Yield Municipal Bond Fund Class I	914,735	11,287,825

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Duration High Yield Fund Class I	1,548,600	$15,114,339
MainStay MacKay Short Term Municipal Fund Class I (b)	929,390	8,857,084
MainStay MacKay Total Return Bond Fund Class R6 (a)	719,295	7,264,885
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	2,372,774	20,548,225

Total Fixed Income Funds (Cost $90,699,117)		91,531,969

Total Affiliated Investment Companies (Cost $621,680,164)		700,707,808

Short-Term Investments 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	5,554,540	5,554,540

Total Affiliated Investment Company (Cost $5,554,540)		5,554,540

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $116,089 (Collateralized by a United States Treasury Note with a rate of 2.750% and a maturity date of 05/31/23, with a Principal Amount of $120,000 and a Market Value of $120,480)	$116,086	116,086

Total Repurchase Agreement (Cost $116,086)		116,086

Total Short-Term Investments (Cost $5,670,626)		5,670,626

Total Investments (Cost $627,350,790)	100.0%	706,378,434
Other Assets, Less Liabilities	(0.0)‡	(334,692)
Net Assets	100.0%	$706,043,742

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2018.

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$609,175,839	$—	$—	$609,175,839
Fixed Income Funds	91,531,969	—	—	91,531,969
Short-Term Investment	5,554,540	—	—	5,554,540
Short-Term Investment
Repurchase Agreement	—	116,086	—	116,086

Total Investments in Securities	$706,262,348	$116,086	$—	$706,378,434

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $627,234,704)	$706,262,348
Repurchase agreements, at value (identified cost $116,086)	116,086
Receivables:
Fund shares sold	323,467
Investment securities sold	242,979
Dividends and Interest	332,849
Other assets	35,794

Total assets	707,313,523

Liabilities
Payables:
Fund shares redeemed	487,074
Investment securities purchased	309,642
NYLIFE Distributors (See Note 3)	220,680
Transfer agent (See Note 3)	171,499
Shareholder communication	52,643
Professional fees	15,277
Custodian	4,032
Trustees	1,853
Shareholder service (See Note 3)	39
Accrued expenses	7,042

Total liabilities	1,269,781

Net assets	$706,043,742

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,947
Additional paid-in capital	583,219,052

583,266,999
Total distributable earnings (loss)	122,776,743

Net assets	$706,043,742

Class A
Net assets applicable to outstanding shares	$484,182,420

Shares of beneficial interest outstanding	32,796,517

Net asset value per share outstanding	$14.76
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.62

Investor Class
Net assets applicable to outstanding shares	$110,199,506

Shares of beneficial interest outstanding	7,466,759

Net asset value per share outstanding	$14.76
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.62

Class B
Net assets applicable to outstanding shares	$55,493,146

Shares of beneficial interest outstanding	3,826,593

Net asset value and offering price per share outstanding	$14.50

Class C
Net assets applicable to outstanding shares	$47,590,043

Shares of beneficial interest outstanding	3,281,948

Net asset value and offering price per share outstanding	$14.50

Class I
Net assets applicable to outstanding shares	$8,129,215

Shares of beneficial interest outstanding	544,136

Net asset value and offering price per share outstanding	$14.94

Class R3
Net assets applicable to outstanding shares	$449,412

Shares of beneficial interest outstanding	30,609

Net asset value and offering price per share outstanding	$14.68

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,608,108
Interest	37,665
Other	2,523

Total income	10,648,296

Expenses
Distribution/Service—Class A (See Note 3)	1,301,205
Distribution/Service—Investor Class (See Note 3)	293,915
Distribution/Service—Class B (See Note 3)	681,261
Distribution/Service—Class C (See Note 3)	542,144
Distribution/Service—Class R3 (See Note 3)	1,996
Transfer agent (See Note 3)	1,095,554
Registration	102,636
Shareholder communication	80,431
Professional fees	72,536
Trustees	17,083
Custodian	7,870
Shareholder service (See Note 3)	399
Miscellaneous	27,502

Total expenses before waiver/reimbursement	4,224,532
Expense waiver/reimbursement from Manager (See Note 3)	(210,671)

Net expenses	4,013,861

Net investment income (loss)	6,634,435

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	28,559,021
Realized capital gain distributions from affiliated investment companies	33,198,200

Net realized gain (loss) on investments from affiliated investment companies	61,757,221

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(88,536,414)

Net realized and unrealized gain (loss) on investments	(26,779,193)

Net increase (decrease) in net assets resulting from operations	$(20,144,758)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,634,435	$6,616,375
Net realized gain (loss) on investments and investments from affiliated investment companies	61,757,221	24,682,996
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(88,536,414)	89,766,553

Net increase (decrease) in net assets resulting from operations	(20,144,758)	121,065,924

Distributions to shareholders (1):
Class A	(25,703,993)
Investor Class	(5,260,393)
Class B	(2,940,329)
Class C	(2,252,324)
Class I	(440,816)
Class R3	(16,817)

	(36,614,672)

Dividends to shareholders from net investment income:
Class A		(4,200,102)
Investor Class		(2,767,412)
Class B		(377,570)
Class C		(245,478)
Class I		(111,609)
Class R3		(506)

		(7,702,677)

Distributions to shareholders from net realized gain on investments:
Class A		(6,724,106)
Investor Class		(5,060,056)
Class B		(1,811,452)
Class C		(1,168,875)
Class I		(152,314)
Class R3		(986)

	(14,917,789)

Total dividends and distributions to shareholders	(36,614,672)	(22,620,466)

Capital share transactions:
Net proceeds from sale of shares	91,116,071	88,386,409
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	36,394,452	22,455,012
Cost of shares redeemed	(121,120,104)	(108,343,191)

Increase (decrease) in net assets derived from capital share transactions	6,390,419	2,498,230

Net increase (decrease) in net assets	(50,369,011)	100,943,688

Net Assets
Beginning of year	756,412,753	655,469,065

End of year (2)	$706,043,742	$756,412,753

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $3,857,135 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$15.96	$13.90	$14.65	$15.47	$14.54

Net investment income (loss) (a)	0.16	0.17	0.18	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.55)	2.41	(0.18)	(0.07)	1.11

Total from investment operations	(0.39)	2.58	—	0.12	1.22

Less dividends and distributions:
From net investment income	(0.36)	(0.20)	(0.20)	(0.28)	(0.29)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(0.81)	(0.52)	(0.75)	(0.94)	(0.29)

Net asset value at end of year	$14.76	$15.96	$13.90	$14.65	$15.47

Total investment return (b)	(2.75%)	19.05%	0.15%	0.81%	8.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.16%	1.29%	1.30%	0.74%
Net expenses (c)	0.35%	0.36%	0.36%	0.36%	0.35%
Portfolio turnover rate	47%	32%	32%	36%	45%
Net assets at end of year (in 000’s)	$484,182	$499,998	$296,060	$301,459	$283,404

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$15.93	$13.88	$14.63	$15.45	$14.52

Net investment income (loss) (a)	0.14	0.14	0.15	0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.55)	2.40	(0.17)	(0.08)	1.11

Total from investment operations	(0.41)	2.54	(0.02)	0.09	1.20

Less dividends and distributions:
From net investment income	(0.31)	(0.17)	(0.18)	(0.25)	(0.27)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(0.76)	(0.49)	(0.73)	(0.91)	(0.27)

Net asset value at end of year	$14.76	$15.93	$13.88	$14.63	$15.45

Total investment return (b)	(2.86%)	18.80%	(0.04%)	0.64%	8.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	0.96%	1.09%	1.13%	0.61%
Net expenses (c)	0.52%	0.55%	0.55%	0.54%	0.52%
Expenses (before waiver/reimbursement) (c)	0.61%	0.55%	0.55%	0.54%	0.52%
Portfolio turnover rate	47%	32%	32%	36%	45%
Net assets at end of year (in 000’s)	$110,200	$116,058	$221,041	$207,598	$192,129

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$15.66	$13.65	$14.39	$15.20	$14.30

Net investment income (loss) (a)	0.03	0.04	0.05	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	(0.55)	2.36	(0.18)	(0.07)	1.09

Total from investment operations	(0.52)	2.40	(0.13)	(0.01)	1.07

Less dividends and distributions:
From net investment income	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)

Net asset value at end of year	$14.50	$15.66	$13.65	$14.39	$15.20

Total investment return (b)	(3.60%)	17.91%	(0.81%)	(0.08%)	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.31%	0.39%	0.43%	(0.12%)
Net expenses (c)	1.27%	1.30%	1.30%	1.29%	1.27%
Expenses (before waiver/reimbursement) (c)	1.36%	1.31%	1.30%	1.29%	1.27%
Portfolio turnover rate	47%	32%	32%	36%	45%
Net assets at end of year (in 000’s)	$55,493	$75,863	$80,344	$93,000	$105,839

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$15.66	$13.65	$14.38	$15.20	$14.30

Net investment income (loss) (a)	0.02	0.04	0.05	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	(0.54)	2.36	(0.17)	(0.07)	1.10

Total from investment operations	(0.52)	2.40	(0.12)	(0.02)	1.07

Less dividends and distributions:
From net investment income	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)

Net asset value at end of year	$14.50	$15.66	$13.65	$14.38	$15.20

Total investment return (b)	(3.60%)	17.91%	(0.81%)	(0.08%)	7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%	0.25%	0.36%	0.37%	(0.17%)
Net expenses (c)	1.27%	1.30%	1.30%	1.29%	1.27%
Expenses (before waiver/reimbursement) (c)	1.36%	1.31%	1.30%	1.29%	1.27%
Portfolio turnover rate	47%	32%	32%	36%	45%
Net assets at end of year (in 000’s)	$47,590	$55,873	$51,005	$52,870	$49,817

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$16.14	$14.05	$14.80	$15.62	$14.67

Net investment income (loss) (a)	0.21	0.21	0.21	0.22	0.12
Net realized and unrealized gain (loss) on investments	(0.56)	2.43	(0.17)	(0.06)	1.15

Total from investment operations	(0.35)	2.64	0.04	0.16	1.27

Less dividends and distributions:
From net investment income	(0.40)	(0.23)	(0.24)	(0.32)	(0.32)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—

Total dividends and distributions	(0.85)	(0.55)	(0.79)	(0.98)	(0.32)

Net asset value at end of year	$14.94	$16.14	$14.05	$14.80	$15.62

Total investment return (b)	(2.48%)	19.35%	0.41%	1.05%	8.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.40%	1.54%	1.47%	0.82%
Net expenses (c)	0.10%	0.11%	0.11%	0.11%	0.10%
Portfolio turnover rate	47%	32%	32%	36%	45%
Net assets at end of year (in 000’s)	$8,129	$8,435	$6,976	$7,568	$7,048

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.49)	2.48	1.25

Total from investment operations	(0.43)	2.51	1.29

Less dividends and distributions:
From net investment income	(0.34)	(0.16)	—
From net realized gain on investments	(0.45)	(0.32)	—

Total dividends and distributions	(0.79)	(0.48)	—

Net asset value at end of period	$14.68	$15.90	$13.87

Total investment return (b)	(3.04%)	18.58%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.21%	0.39	%††
Net expenses (c)	0.70%	0.70%	0.71	%††
Portfolio turnover rate	47%	32%	32%
Net assets at end of period (in 000’s)	$449	$185	$43

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–8.47 –3.15%	4.11 5.30%	9.05 9.67%	1.58 1.58%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.66 –3.34	3.95 5.13	8.91 9.53	1.77 1.77
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.67 –4.09	4.02 4.36	8.73 8.73	2.53 2.53
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–5.00 –4.08	4.35 4.35	8.71 8.71	2.53 2.53
Class I Shares	No Sales Charge		4/4/2005	–2.98	5.57	9.95	1.33
Class R3 Shares	No Sales Charge		2/29/2016	–3.51	10.62	N/A	1.91

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.35%	11.34%	13.24%
MSCI EAFE® Index[5]	–6.85	2.02	6.89
Growth Allocation Composite Index[6]	3.67	9.02	11.77
Morningstar Allocation – 85%+ Equity Category Average[7]	0.21	6.25	10.33

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$950.60	$1.87	$1,023.29	$1.94	0.38%

Investor Class Shares	$1,000.00	$950.00	$2.70	$1,022.43	$2.80	0.55%

Class B Shares	$1,000.00	$946.20	$6.38	$1,018.65	$6.61	1.30%

Class C Shares	$1,000.00	$946.30	$6.38	$1,018.65	$6.61	1.30%

Class I Shares	$1,000.00	$951.40	$0.64	$1,024.55	$0.66	0.13%

Class R3 Shares	$1,000.00	$948.60	$3.59	$1,021.53	$3.72	0.73%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories. The Fund’s portfolio is subject to change.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Growth Allocation Fund returned –2.98%, underperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –6.85% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark and underperformed the 3.67% return of the Growth Allocation Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund underperformed the 0.21% return of the Morningstar Allocation—85%+ Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). Although the Fund may invest up to 10% of its assets in Underlying Fixed-Income Funds, the Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 90% to 100%). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because international stocks in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Growth Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds that detracted from the Fund’s relative performance by this measure were MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund and IQ Chaikin U.S. Small Cap ETF.

The Fund’s asset class allocation was also a material drag on performance during the reporting period. U.S. large-cap growth stocks led the rest of the world by a huge margin. Investing in value stocks or small-cap stocks led to much lower returns, while venturing outside the United States generally resulted in losses, particularly in the developing world. The Fund was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth stocks on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. That positioning detracted from the Fund’s relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

During the reporting period, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. During the reporting period, however, this investment thesis proved to be misplaced as the United States led the global economy and the domestic market outperformed most foreign markets by a wide margin. We continue to lean toward non-U.S. assets, believing that performance may converge as ongoing earnings growth outside the United States becomes more widely recognized.

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted, as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of

1.	See page 50 for other share class returns, which may be higher or lower than Class I share returns. See page 51 for more information on benchmark and peer group returns.

54	MainStay Growth Allocation Fund

the reporting period, however, the Fund’s bias toward small-cap stocks and value stocks detracted substantially from performance, as the market clearly preferred U.S. large-cap companies such as Amazon.com, Alphabet, Netflix, Facebook and others.

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The equity portion of the Fund is now using the vehicle as a source of liquidity, displacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

During the reporting period, the Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. The Fund’s position in MainStay Epoch U.S. Equity Yield Fund was also enlarged as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although this Underlying Fund had several years of strong returns, a number of concerns had arisen for the major technology companies that dominate the growth-stock universe. Among these were intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believed that that prospects might be better for companies in the energy and financials sectors, which tend to be more prevalent in value indices.

Allocations also changed in the international equity portion of the Fund. The Fund exited its position in IQ 50 Percent Hedged FTSE Europe ETF because of concerns regarding fiscal stability in Italy, difficulties in negotiating Brexit terms and the decline of centrist political parties throughout continental Europe. Proceeds were distributed across IQ 50 Percent Hedged FTSE International ETF and MainStay MacKay International Equity Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as big technology names drove the market higher. At the other end of the spectrum, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund had the lowest total returns and both generated double digit losses during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the most significant contributions to the Fund’s performance were MainStay MAP Equity Fund and MainStay Epoch U.S. Equity Yield Fund. Among the most significant detractors from the Fund’s performance were MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund continued to favor non-U.S. equities over domestic issues because of their relative pricing and what we believe to be their superior growth prospects. In our opinion, the emerging-market complex continued to look particularly attractive. We might continue to tilt the Fund away from large technology names that have dominated the large-cap growth space because we remain concerned about regulatory change. We believe that smaller companies in industries that tend to dominate value indices—including financial, energy, industrial and health care companies—could present more potential.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments October 31, 2018

	Shares	Value
Affiliated Investment Companies 100.2%†
Equity Funds 100.2%
IQ 50 Percent Hedged FTSE International ETF	1,018,844	$19,948,966
IQ Chaikin U.S. Large Cap ETF	883,578	21,435,602
IQ Chaikin U.S. Small Cap ETF (a)	1,199,444	30,237,983
IQ Global Resources ETF (b)	282,550	7,544,085
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	1,740,332	13,940,057
MainStay Cushing MLP Premier Fund Class I	244,758	2,768,211
MainStay Cushing Renaissance Advantage Fund Class I (a)	485,407	9,115,946
MainStay Epoch Capital Growth Fund Class I (b)	264,266	3,234,612
MainStay Epoch Global Choice Fund Class I	374,781	7,578,078
MainStay Epoch International Choice Fund Class I	705,482	23,563,080
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,051,141	28,937,921
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,061,867	32,680,587
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,297,680	37,879,281
MainStay Large Cap Growth Fund Class R6	529,162	5,693,788
MainStay MacKay Common Stock Fund Class I (a)	279,280	7,384,152
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	1,559,265	13,955,422

	Shares	Value
Equity Funds (continued)
MainStay MacKay Growth Fund Class I (a)	381,469	$14,221,164
MainStay MacKay International Equity Fund Class I	280,829	4,372,504
MainStay MacKay International Opportunities Fund Class I	3,010,310	24,082,481
MainStay MacKay S&P 500 Index Fund Class I	31,752	1,586,663
MainStay MacKay U.S. Equity Opportunities Fund Class I	2,939,372	28,306,155
MainStay MAP Equity Fund Class I (a)	666,375	28,327,609

Total Affiliated Investment Companies (Cost $317,489,806)		366,794,347

Total Investments (Cost $317,489,806)	100.2%	366,794,347
Other Assets, Less Liabilities	(0.2)	(765,095)
Net Assets	100.0%	$366,029,252

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$366,794,347	$—	$—	$366,794,347

Total Investments in Securities	$366,794,347	$—	$—	$366,794,347

(a)	For a complete listing of investments, see the Portfolio of Investments.

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in affiliated investment companies, at value (identified cost $317,489,806)	$366,794,347
Receivables:
Fund shares sold	122,887
Investment securities sold	29,488
Dividends and Interest	27,072
Manager (See Note 3)	1,483
Other assets	33,122

Total assets	367,008,399

Liabilities
Due to custodian	276,956
Payables:
Fund shares redeemed	405,028
NYLIFE Distributors (See Note 3)	116,695
Transfer agent (See Note 3)	104,619
Shareholder communication	27,921
Investment securities purchased	27,072
Professional fees	11,058
Custodian	3,480
Trustees	969
Accrued expenses	5,349

Total liabilities	979,147

Net assets	$366,029,252

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,575
Additional paid-in capital	291,349,310

291,372,885
Total distributable earnings (loss)	74,656,367

Net assets	$366,029,252

Class A
Net assets applicable to outstanding shares	$236,201,345

Shares of beneficial interest outstanding	15,142,182

Net asset value per share outstanding	$15.60
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.51

Investor Class
Net assets applicable to outstanding shares	$66,924,226

Shares of beneficial interest outstanding	4,296,446

Net asset value per share outstanding	$15.58
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.49

Class B
Net assets applicable to outstanding shares	$32,586,061

Shares of beneficial interest outstanding	2,153,693

Net asset value and offering price per share outstanding	$15.13

Class C
Net assets applicable to outstanding shares	$23,997,500

Shares of beneficial interest outstanding	1,584,123

Net asset value and offering price per share outstanding	$15.15

Class I
Net assets applicable to outstanding shares	$5,914,889

Shares of beneficial interest outstanding	372,860

Net asset value and offering price per share outstanding	$15.86

Class R3
Net assets applicable to outstanding shares	$405,231

Shares of beneficial interest outstanding	26,128

Net asset value and offering price per share outstanding	$15.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,379,018
Interest	2,523
Other	1,323

Total income	4,382,864

Expenses
Distribution/Service—Class A (See Note 3)	636,101
Distribution/Service—Investor Class (See Note 3)	179,854
Distribution/Service—Class B (See Note 3)	398,683
Distribution/Service—Class C (See Note 3)	278,206
Distribution/Service—Class R3 (See Note 3)	2,072
Transfer agent (See Note 3)	660,270
Registration	94,422
Professional fees	54,187
Shareholder communication	51,005
Trustees	8,913
Custodian	6,971
Shareholder service (See Note 3)	415
Miscellaneous	17,847

Total expenses before waiver/reimbursement	2,388,946
Expense waiver/reimbursement from Manager (See Note 3)	(129,520)

Net expenses	2,259,426

Net investment income (loss)	2,123,438

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	18,454,631
Realized capital gain distributions from affiliated investment companies	20,422,180

Net realized gain (loss) on investments from affiliated investment companies	38,876,811

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(53,245,594)

Net realized and unrealized gain (loss) on investments	(14,368,783)

Net increase (decrease) in net assets resulting from operations	$(12,245,345)

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,123,438	$1,917,745
Net realized gain (loss) on investments and investments from affiliated investment companies	38,876,811	15,347,891
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(53,245,594)	56,321,152

Net increase (decrease) in net assets resulting from operations	(12,245,345)	73,586,788

Distributions to shareholders (1):
Class A	(13,642,693)
Investor Class	(3,523,721)
Class B	(1,944,028)
Class C	(1,341,502)
Class I	(347,716)
Class R3	(14,833)

	(20,814,493)

Dividends to shareholders from net investment income:
Class A		(1,170,524)
Investor Class		(961,572)
Class B		(7,332)
Class C		(4,240)
Class I		(55,199)
Class R3		(170)

		(2,199,037)

Distributions to shareholders from net realized gain on investments:
Class A		(3,868,508)
Investor Class		(3,709,790)
Class B		(1,353,710)
Class C		(762,150)
Class I		(143,216)
Class R3		(828)

		(9,838,202)

Total dividends and distributions to shareholders	(20,814,493)	(12,037,239)

Capital share transactions:
Net proceeds from sale of shares	53,089,773	50,762,307
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,612,703	11,902,824
Cost of shares redeemed	(67,995,156)	(57,592,564)

Increase (decrease) in net assets derived from capital share transactions	5,707,320	5,072,567

Net increase (decrease) in net assets	(27,352,518)	66,622,116

	2018	2017

Net Assets
Beginning of year	393,381,770	326,759,654

End of year*	$366,029,252	$393,381,770

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

*

End of year net assets includes undistributed (overdistributed) net investment income of $1,459,198 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.01	$14.37	$15.36	$16.01	$14.86

Net investment income (loss) (a)	0.12	0.12	0.10	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.59)	3.08	(0.28)	(0.08)	1.36

Total from investment operations	(0.47)	3.20	(0.18)	0.06	1.40

Less dividends and distributions:
From net investment income	(0.36)	(0.13)	(0.15)	(0.26)	(0.25)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(0.94)	(0.56)	(0.81)	(0.71)	(0.25)

Net asset value at end of year	$15.60	$17.01	$14.37	$15.36	$16.01

Total investment return (b)	(3.15%)	22.91%	(1.07%)	0.36%	9.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.73%	0.73%	0.89%	0.24%
Net expenses (c)	0.38%	0.40%	0.41%	0.40%	0.39%
Portfolio turnover rate	48%	30%	25%	32%	37%
Net assets at end of year (in 000’s)	$236,201	$242,172	$128,723	$133,089	$127,986

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$16.98	$14.34	$15.33	$15.98	$14.84

Net investment income (loss) (a)	0.09	0.09	0.08	0.12	0.02
Net realized and unrealized gain (loss) on investments	(0.59)	3.09	(0.28)	(0.09)	1.35

Total from investment operations	(0.50)	3.18	(0.20)	0.03	1.37

Less dividends and distributions:
From net investment income	(0.32)	(0.11)	(0.13)	(0.23)	(0.23)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(0.90)	(0.54)	(0.79)	(0.68)	(0.23)

Net asset value at end of year	$15.58	$16.98	$14.34	$15.33	$15.98

Total investment return (b)	(3.34%)	22.80%	(1.23%)	0.19%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.61%	0.57%	0.75%	0.12%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.64%	0.59%	0.60%	0.57%	0.56%
Portfolio turnover rate	48%	30%	25%	32%	37%
Net assets at end of year (in 000’s)	$66,924	$71,378	$123,415	$119,362	$112,122

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$16.51	$13.96	$14.92	$15.57	$14.47

Net investment income (loss) (a)	(0.02)	(0.01)	(0.02)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments	(0.60)	2.99	(0.27)	(0.10)	1.32

Total from investment operations	(0.62)	2.98	(0.29)	(0.09)	1.23

Less dividends and distributions:
From net investment income	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)

Net asset value at end of year	$15.13	$16.51	$13.96	$14.92	$15.57

Total investment return (b)	(4.09%)	21.85%	(1.88%)	(0.57%)	8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13%)	(0.05%)	(0.13%)	0.05%	(0.61%)
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%	1.35%	1.35%	1.32%	1.31%
Portfolio turnover rate	48%	30%	25%	32%	37%
Net assets at end of year (in 000’s)	$32,586	$43,643	$45,733	$53,265	$59,583

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$16.53	$13.97	$14.94	$15.59	$14.49

Net investment income (loss) (a)	(0.03)	(0.02)	(0.02)	(0.01)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.59)	3.01	(0.28)	(0.08)	1.33

Total from investment operations	(0.62)	2.99	(0.30)	(0.09)	1.23

Less dividends and distributions:
From net investment income	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)

Net asset value at end of year	$15.15	$16.53	$13.97	$14.94	$15.59

Total investment return (b)	(4.08%)	21.90%	(2.02%)	(0.51%)	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	(0.15%)	(0.16%)	(0.04%)	(0.66%)
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%	1.35%	1.35%	1.32%	1.31%
Portfolio turnover rate	48%	30%	25%	32%	37%
Net assets at end of year (in 000’s)	$23,998	$29,233	$24,268	$25,841	$22,767

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.29	$14.59	$15.58	$16.23	$15.05

Net investment income (loss) (a)	0.16	0.15	0.13	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.61)	3.15	(0.27)	(0.08)	1.39

Total from investment operations	(0.45)	3.30	(0.14)	0.10	1.47

Less dividends and distributions:
From net investment income	(0.40)	(0.17)	(0.19)	(0.30)	(0.29)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—

Total dividends and distributions	(0.98)	(0.60)	(0.85)	(0.75)	(0.29)

Net asset value at end of year	$15.86	$17.29	$14.59	$15.58	$16.23

Total investment return (b)	(2.98%)	23.27%	(0.79%)	0.60%	9.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	0.95%	0.94%	1.11%	0.52%
Net expenses (c)	0.13%	0.15%	0.16%	0.15%	0.14%
Portfolio turnover rate	48%	30%	25%	32%	37%
Net assets at end of year (in 000’s)	$5,915	$6,751	$4,593	$3,970	$3,621

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.00 ‡	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.53)	3.13	1.43

Total from investment operations	(0.53)	3.14	1.40

Less dividends and distributions:
From net investment income	(0.34)	(0.09)	—
From net realized gain on investments	(0.58)	(0.43)	—

Total dividends and distributions	(0.92)	(0.52)	—

Net asset value at end of period	$15.51	$16.96	$14.34

Total investment return (b)	(3.51%)	22.46%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.06%	(0.29	%)††
Net expenses (c)	0.73%	0.73%	0.75	% ††
Expenses (before reimbursement/waiver) (c)	0.73%	0.73%	0.76	% ††
Portfolio turnover rate	48%	30%	25%
Net assets at end of period (in 000’s)	$405	$204	$28

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and Notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently has six classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Allocation Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of

63

Notes to Financial Statements (continued)

the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds, including money market funds, are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quotes sales price as of the close of the regular trading on the relevent exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

64	MainStay Asset Allocation Funds

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may increase the costs of investing in Underlying Funds versus the cost of owning the under-

lying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides

65

Notes to Financial Statements (continued)

offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$38,029
MainStay Moderate Allocation Fund	138,724
MainStay Moderate Growth Allocation Fund	210,671
MainStay Growth Allocation Fund	129,520

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

(C)  Sales Charges.  During the year ended October 31, 2018, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$142,423
Investor Class	68,192

MainStay Moderate Allocation Fund
Class A	$178,461
Investor Class	164,533

66	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund
Class A	$207,385
Investor Class	212,975

MainStay Growth Allocation Fund
Class A	$96,791
Investor Class	132,389

During the year ended October 31, 2018, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$10,613
Class B	38,554
Class C	10,194

MainStay Moderate Allocation Fund
Class A	$3,462
Class B	81,035
Class C	8,066

MainStay Moderate Growth Allocation Fund
Class A	$2,630
Investor Class	193
Class B	81,620
Class C	9,436

MainStay Growth Allocation Fund
Class A	$1,448
Class B	50,550
Class C	5,510

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$167,133
Investor Class	89,528
Class B	61,607
Class C	155,454
Class I	5,248
Class R3	159

MainStay Moderate Allocation Fund
Class A	$270,707
Investor Class	249,045
Class B	172,497
Class C	187,956
Class I	7,608
Class R3	219

MainStay Moderate Growth Allocation Fund
Class A	$326,258
Investor Class	374,470
Class B	216,785
Class C	172,603
Class I	5,182
Class R3	256

MainStay Growth Allocation Fund
Class A	$188,250
Investor Class	240,714
Class B	133,208
Class C	92,993
Class I	4,795
Class R3	310

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the respective Statement of Operations.

67

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$7,048	$103	$(7,132)	$398		$(417)		$—	$55		$—	—
IQ 50 Percent Hedged FTSE International ETF	12,355	18,611	(7,521)	(235)		(1,822)		21,388	686		—	1,092
IQ Chaikin U.S. Large Cap ETF	—	38,113	(15,064)	112		(622)		22,539	173		—	929
IQ Chaikin U.S. Small Cap ETF	2,901	17,192	(893)	(37)		(1,624)		17,539	68		—	696
IQ Enhanced Core Bond U.S. ETF	22,202	2,282	(15,973)	(1,203)		(100)		7,208	470		—	392
IQ Enhanced Core Plus Bond U.S. ETF	7	—	(7)	(0	)(a)	(0	)(a)	—	0	(a)	—	—
IQ Global Resources ETF	3,146	2,323	(1,548)	(76)		(84)		3,761	—		—	141
IQ S&P High Yield Low Volatility Bond ETF	5,932	1,084	(657)	(34)		(376)		5,949	261		—	249
MainStay Absolute Return Multi-Strategy Fund Class I	27,387	1,104	(17,284)	(852)		(1,188)		9,167	501		224	986
MainStay Candriam Emerging Markets Equity Fund Class I	—	12,821	(12,803)	(18)		—		—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	13,848	(2,651)	(130)		(2,267)		8,800	1		—	1,099
MainStay Cushing MLP Premier Fund Class I	2,838	415	(779)	(164)		286		2,596	5		—	230
MainStay Cushing Renaissance Advantage Fund Class I	12,515	1,197	(6,577)	728		(415)		7,448	(148	)*	—	397
MainStay Epoch Capital Growth Fund Class I	3,979	184	(405)	44		(133)		3,669	26		116	300
MainStay Epoch Global Choice Fund Class I	10,937	428	(2,000)	287		(1,104)		8,548	69		338	423
MainStay Epoch International Choice Fund Class I	7,604	3,675	(793)	(0	)(a)	(740)		9,746	102		—	292
MainStay Epoch U.S. All Cap Fund Class I	12,571	1,627	(11,767)	217		(2,648)		—	17		1,330	—
MainStay Epoch U.S. All Cap Fund Class R6	—	9,304	(1,651)	122		1,141		8,916	—		—	324
MainStay Epoch U.S. Equity Yield Fund Class I	9,490	1,995	(10,416)	(44)		(1,025)		—	55		321	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	11,786	(650)	(22)		760		11,874	205		—	749
MainStay Epoch U.S. Small Cap Fund Class I	22,575	3,127	(4,513)	394		(2,554)		19,029	—		1,786	652
MainStay Floating Rate Fund Class I	31,553	1,177	(11,105)	(31)		(146)		21,448	1,119		—	2,311
MainStay Indexed Bond Fund Class I	50,644	109,682	(15,313)	(1,090)		(3,696)		140,227	2,291		191	13,884
MainStay Large Cap Growth Fund Class I	10,444	1,385	(9,741)	2,346		(4,434)		—	6		1,379	—
MainStay Large Cap Growth Fund Class R6	—	1,789	(1,334)	582		1,075		2,112	—		—	196
MainStay MacKay Common Stock Fund Class I (b)	—	24	—	—		(1)		23	—		—	1
MainStay MacKay Convertible Fund Class I (c)	8,316	591	(3,474)	177		(358)		5,252	115		474	307
MainStay MacKay Emerging Markets Equity Fund Class I (d)	24,131	2,034	(24,201)	1,796		(3,760)		—	198		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6 (d)	—	10,760	(2,793)	287		503		8,757	—		—	978
MainStay MacKay Growth Fund Class I (e)	5,217	458	(1,022)	159		229		5,041	14		193	135
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	14,413	300	(13,243)	189		(1,659)		—	123		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	11,946	(4,743)	291		861		8,355	373		—	1,514
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	7,228	(70)	(1)		(97)		7,060	113		—	572
MainStay MacKay International Opportunities Fund Class I (h)	9,430	3,781	(1,059)	(65)		(1,890)		10,197	166		—	1,275
MainStay MacKay S&P 500 Index Fund Class I (i)	1,437	2,898	(2,394)	(74)		(92)		1,775	25		173	36
MainStay MacKay Short Duration High Yield Fund Class I (j)	9,438	538	(433)	(7)		(195)		9,341	416		—	957
MainStay MacKay Short Term Municipal Fund Class I (k)	—	5,411	(1)	(0	)(a)	(11)		5,399	12		—	566
MainStay MacKay Total Return Bond Fund Class I (l)	81,530	1,993	(82,639)	(218)		(666)		—	609		—	—
MainStay MacKay Total Return Bond Fund Class R6 (l)	—	69,343	(66,145)	(1,619)		65		1,644	605		—	163
MainStay MacKay U.S. Equity Opportunities Fund Class I (m)	16,614	4,146	(7,502)	1,140		(2,929)		11,469	486		1,828	1,191
MainStay MacKay Unconstrained Bond Fund Class I (n)	12,521	244	(12,628)	1		(138)		—	119		—	—
MainStay MacKay Unconstrained Bond Fund Class R6 (n)	—	13,096	(2,651)	(81)		(120)		10,244	303		—	1,183
MainStay MAP Equity Fund Class I	15,153	2,490	(6,960)	1,638		(2,260)		10,061	97		1,342	237
MainStay U.S. Government Liquidity Fund	—	26,059	(26,059)	—		—		—	47		—	—

	$454,328	$418,592	$(416,594)	$4,907		$(34,651)		$426,582	$9,783		$9,695

68	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales		Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$10,615	$247	$(10,825)		$621		$(658)	$—	$84		$—	—
IQ 50 Percent Hedged FTSE International ETF	19,688	26,961	(8,873)		(352)		(3,097)	34,327	1,095		—	1,753
IQ Chaikin U.S. Large Cap ETF	—	63,665	(22,498)		177		(1,184)	40,160	299		—	1,655
IQ Chaikin U.S. Small Cap ETF	11,436	14,756	(1,140)		(28)		(2,236)	22,788	148		—	904
IQ Enhanced Core Bond U.S. ETF	5,764	7,018	(9,518)		(516)		142	2,890	145		—	157
IQ Enhanced Core Plus Bond U.S. ETF	29,584	7,621	(35,761)		(1,310)		(134)	—	731		—	—
IQ Global Resources ETF	7,700	4,639	(2,795)		(149)		(206)	9,189	—		—	344
IQ S&P High Yield Low Volatility Bond ETF	4,579	177	(2,000)		(89)		(164)	2,503	151		—	105
MainStay Absolute Return Multi-Strategy Fund Class I	28,136	1,138	(18,218)		(840)		(1,190)	9,026	516		230	971
MainStay Candriam Emerging Markets Equity Fund Class I	—	24,272	(24,249)		(23)		—	—	1		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	26,510	(3,903)		(148)		(4,706)	17,753	—		—	2,216
MainStay Cushing MLP Premier Fund Class I	4,498	820	(763)		(132)		268	4,691	59		—	415
MainStay Cushing Renaissance Advantage Fund Class I	21,234	1,608	(14,411)		1,511		(535)	9,407	(358	)*	—	501
MainStay Epoch Capital Growth Fund Class I	6,293	266	(416)		26		(180)	5,989	43		183	489
MainStay Epoch Global Choice Fund Class I	18,210	712	(3,676)		720		(1,981)	13,985	113		553	692
MainStay Epoch International Choice Fund Class I	23,754	7,168	(1,303)		(41)		(2,175)	27,403	317		—	820
MainStay Epoch U.S. All Cap Fund Class I	37,285	4,368	(32,750)		174		(9,077)	—	56		4,312	—
MainStay Epoch U.S. All Cap Fund Class R6	—	29,344	(3,458)		222		4,699	30,807	—		—	1,119
MainStay Epoch U.S. Equity Yield Fund Class I	30,920	6,308	(32,568)		35		(4,695)	—	176		1,035	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	42,743	(6,092)		76		3,572	40,299	722		—	2,543
MainStay Epoch U.S. Small Cap Fund Class I	35,527	11,768	(2,821)		78		(4,377)	40,175	—		2,846	1,376
MainStay Floating Rate Fund Class I	32,747	1,091	(16,230)		74		(228)	17,454	997		—	1,881
MainStay Indexed Bond Fund Class I	6,930	86,520	(9,556)		(586)		(786)	82,522	668		33	8,170
MainStay Large Cap Growth Fund Class I	25,029	2,954	(21,383)		5,855		(12,455)	—	12		2,942	—
MainStay Large Cap Growth Fund Class R6	—	4,306	(3,089)		1,608		4,081	6,906	—		—	642
MainStay MacKay Common Stock Fund Class I (b)	—	8,956	—		—		(205)	8,751	—		—	331
MainStay MacKay Convertible Fund Class I (c)	13,031	937	(5,495)		288		(561)	8,200	181		742	479
MainStay MacKay Emerging Markets Equity Fund Class I (d)	45,505	3,518	(45,346)		3,171		(6,848)	—	372		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6 (d)	—	20,761	(4,138)		452		626	17,701	—		—	1,978
MainStay MacKay Growth Fund Class I (e)	15,271	1,225	(2,526)		222		876	15,068	41		555	404
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	8,519	165	(7,778)		187		(1,093)	—	44		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	6,599	(4,191)		271		524	3,203	156		—	580
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	11,304	(73)		(0	)(a)	(151)	11,080	177		—	898
MainStay MacKay International Equity Fund Class I (o)	3,975	1,646	(3,153)		1,278		(1,356)	2,390	31		—	154
MainStay MacKay International Opportunities Fund Class I (h)	27,969	8,102	(2,269)		(262)		(5,405)	28,135	493		—	3,517
MainStay MacKay S&P 500 Index Fund Class I (i)	9,936	5,563	(12,828)		(588)		(297)	1,786	169		1,198	36
MainStay MacKay Short Duration High Yield Fund Class I (j)	14,803	1,217	(578)		(7)		(315)	15,120	658		—	1,549
MainStay MacKay Short Term Municipal Fund Class I (k)	—	8,748	(0	)(a)	—		(16)	8,732	26		—	916
MainStay MacKay Total Return Bond Fund Class I (l)	103,661	8,270	(111,138)		(194)		(599)	—	887		—	—
MainStay MacKay Total Return Bond Fund Class R6 (l)	—	109,610	(53,565)		(2,276)		(1,829)	51,940	1,582		—	5,143
MainStay MacKay U.S. Equity Opportunities Fund Class I (m)	51,372	9,334	(17,634)		1,689		(7,528)	37,233	1,500		5,640	3,866
MainStay MacKay Unconstrained Bond Fund Class I (n)	19,700	775	(20,231)		(4)		(240)	—	189		—	—
MainStay MacKay Unconstrained Bond Fund Class R6 (n)	—	20,931	(525)		(20)		(304)	20,082	501		—	2,319
MainStay MAP Equity Fund Class I	42,989	5,211	(10,471)		1,796		(3,818)	35,707	288		3,974	840
MainStay U.S. Government Liquidity Fund	—	40,765	(37,596)		—		—	3,169	87		—	3,169

	$716,660	$650,617	$(627,831)		$12,966		$(65,841)	$686,571	$13,357		$24,243

69

Notes to Financial Statements (continued)

MainStay Moderate Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$10,740	$361	$(11,066)	$603	$(638)	$—	$85		$—	—
IQ 50 Percent Hedged FTSE International ETF	20,003	29,525	(10,358)	(416)	(3,206)	35,548	1,141		—	1,816
IQ Chaikin U.S. Large Cap ETF	—	70,723	(23,453)	129	(1,480)	45,919	349		—	1,893
IQ Chaikin U.S. Small Cap ETF	22,117	29,129	(1,943)	(68)	(4,573)	44,662	251		—	1,772
IQ Enhanced Core Plus Bond U.S. ETF	6,672	10,707	(16,805)	(437)	37	174	159		—	9
IQ Global Resources ETF	10,292	7,291	(4,297)	(211)	(294)	12,781	—		—	479
IQ S&P High Yield Low Volatility Bond ETF	4,998	200	(2,578)	(114)	(154)	2,352	156		—	98
MainStay Absolute Return Multi-Strategy Fund Class I	13,937	929	(10,441)	(525)	(473)	3,427	254		113	368
MainStay Candriam Emerging Markets Equity Fund Class I	—	29,071	(29,043)	(28)	—	—	1		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	31,702	(3,527)	(124)	(5,901)	22,150	—		—	2,765
MainStay Cushing MLP Premier Fund Class I	4,541	695	(861)	(164)	297	4,508	41		—	399
MainStay Cushing Renaissance Advantage Fund Class I	32,896	1,488	(26,155)	3,358	(1,023)	10,564	(786	)*	—	563
MainStay Epoch Capital Growth Fund Class I	6,085	351	(106)	(3)	(164)	6,163	41		177	503
MainStay Epoch Global Choice Fund Class I	17,660	847	(2,677)	349	(1,741)	14,438	110		541	714
MainStay Epoch International Choice Fund Class I	35,892	8,606	(1,608)	(31)	(3,200)	39,659	483		—	1,187
MainStay Epoch U.S. All Cap Fund Class I	40,948	4,911	(36,335)	34	(9,558)	—	64		4,847	—
MainStay Epoch U.S. All Cap Fund Class R6	—	38,354	(5,892)	158	4,768	37,388	—		—	1,358
MainStay Epoch U.S. Equity Yield Fund Class I	33,873	10,896	(41,720)	0 (a)	(3,049)	—	196		1,153	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	60,496	(7,477)	24	1,815	54,858	978		—	3,461
MainStay Epoch U.S. Small Cap Fund Class I	76,309	13,439	(5,355)	243	(8,851)	75,785	—		6,117	2,596
MainStay Floating Rate Fund Class I	33,145	2,093	(20,517)	166	(301)	14,586	922		—	1,572
MainStay Indexed Bond Fund Class I	—	6,890	(6,917)	27	—	—	13		—	—
MainStay Large Cap Growth Fund Class I	38,626	4,636	(34,590)	8,175	(16,847)	—	18		4,537	—
MainStay Large Cap Growth Fund Class R6	—	7,149	(7,525)	3,323	3,908	6,855	—		—	637
MainStay MacKay Common Stock Fund Class I (b)	—	13,975	—	—	(690)	13,285	—		—	502
MainStay MacKay Convertible Fund Class I (c)	13,227	1,021	(5,020)	254	(555)	8,927	188		754	522
MainStay MacKay Emerging Markets Equity Fund Class I (d)	54,274	3,641	(53,632)	3,700	(7,983)	—	447		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6 (d)	—	25,240	(4,140)	472	495	22,067	—		—	2,466
MainStay MacKay Growth Fund Class I (e)	19,210	763	(2,200)	198	1,152	19,123	52		703	513
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	8,583	328	(8,355)	195	(751)	—	38		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	6,929	(4,979)	322	148	2,420	127		—	438
MainStay MacKay High Yield Municipal Bond Fund Class I (g)	—	12,028	(580)	(9)	(151)	11,288	187		—	915
MainStay MacKay International Equity Fund Class I (o)	9,385	131	(2,544)	858	(1,176)	6,654	74		—	427
MainStay MacKay International Opportunities Fund Class I (h)	41,411	10,583	(3,033)	(306)	(7,914)	40,741	741		—	5,093
MainStay MacKay S&P 500 Index Fund Class I (i)	5,948	5,213	(7,229)	206	(756)	3,382	101		717	68
MainStay MacKay Short Duration High Yield Fund Class I (j)	15,258	2,152	(1,961)	(30)	(305)	15,114	690		—	1,549
MainStay MacKay Short Term Municipal Fund Class I (k)	—	9,188	(308)	(1)	(22)	8,857	31		—	929
MainStay MacKay Total Return Bond Fund Class I (l)	7,161	2,720	(9,679)	(82)	(120)	—	72		—	—
MainStay MacKay Total Return Bond Fund Class R6 (l)	—	14,432	(6,945)	(107)	(115)	7,265	124		—	719
MainStay MacKay U.S. Equity Opportunities Fund Class I (m)	68,566	14,123	(31,585)	4,102	(11,596)	43,610	2,018		7,592	4,529
MainStay MacKay Unconstrained Bond Fund Class I (n)	20,163	778	(20,952)	—	11	—	194		—	—
MainStay MacKay Unconstrained Bond Fund Class R6 (n)	—	22,332	(1,188)	(71)	(525)	20,548	522		—	2,373
MainStay MAP Equity Fund Class I	61,499	6,981	(20,206)	4,390	(7,055)	45,609	431		5,947	1,073
MainStay U.S. Government Liquidity Fund	—	39,406	(33,851)	—	—	5,555	95		—	5,555

	$733,419	$562,453	$(529,633)	$28,599	$(88,536)	$706,262	$10,608		$33,198

70	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$5,524	$407	$(5,908)	$307		$(330)	$—	$45		$—	—
IQ 50 Percent Hedged FTSE International ETF	10,200	13,141	(1,395)	(42)		(1,955)	19,949	578		—	1,019
IQ Chaikin U.S. Large Cap ETF	—	25,747	(3,244)	(46)		(1,021)	21,436	243		—	884
IQ Chaikin U.S. Small Cap ETF	17,264	17,646	(1,479)	(50)		(3,143)	30,238	185		—	1,199
IQ Global Resources ETF	6,764	4,426	(3,332)	(160)		(154)	7,544	—		—	283
MainStay Absolute Return Multi-Strategy Fund Class I	7	—	(7)	(0	)(a)	0 (a)	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class I	—	19,255	(19,230)	(25)		—	—	1		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	20,422	(2,765)	(91)		(3,626)	13,940	—		—	1,740
MainStay Cushing MLP Premier Fund Class I	2,075	1,112	(414)	(73)		68	2,768	84		—	245
MainStay Cushing Renaissance Advantage Fund Class I	21,567	836	(14,216)	1,520		(591)	9,116	(451	)*	—	485
MainStay Epoch Capital Growth Fund Class I	3,285	281	(250)	6		(87)	3,235	23		96	264
MainStay Epoch Global Choice Fund Class I	8,567	321	(671)	67		(706)	7,578	53		259	375
MainStay Epoch International Choice Fund Class I	23,117	4,887	(2,523)	52		(1,970)	23,563	310		—	705
MainStay Epoch U.S. All Cap Fund Class I	27,905	7,181	(28,840)	(1)		(6,245)	—	43		3,308	—
MainStay Epoch U.S. All Cap Fund Class R6	—	28,544	(2,381)	(80)		2,855	28,938	—		—	1,051
MainStay Epoch U.S. Equity Yield Fund Class I	28,149	5,885	(32,134)	(24)		(1,876)	—	162		952	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	41,068	(9,380)	(84)		1,076	32,680	628		—	2,062
MainStay Epoch U.S. Small Cap Fund Class I	48,423	6,466	(12,350)	1,405		(6,065)	37,879	—		3,880	1,298
MainStay Large Cap Growth Fund Class I	20,321	2,359	(17,026)	3,762		(9,416)	—	9		2,305	—
MainStay Large Cap Growth Fund Class R6	—	5,329	(4,579)	2,171		2,773	5,694	—		—	529
MainStay MacKay Common Stock Fund Class I (b)	—	7,724	—	—		(340)	7,384	—		—	279
MainStay MacKay Emerging Markets Equity Fund Class I (d)	33,476	2,856	(33,254)	2,596		(5,674)	—	278		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6 (d)	—	15,817	(2,958)	303		793	13,955	—		—	1,559
MainStay MacKay Growth Fund Class I (e)	14,761	729	(2,364)	257		838	14,221	40		542	381
MainStay MacKay International Equity Fund Class I (o)	6,761	962	(3,196)	1,125		(1,279)	4,373	53		—	281
MainStay MacKay International Opportunities Fund Class I (hi)	26,604	4,547	(2,248)	(125)		(4,696)	24,082	474		—	3,010
MainStay MacKay S&P 500 Index Fund Class I (i)	6,372	3,178	(7,441)	1,129		(1,651)	1,587	108		769	32
MainStay MacKay U.S. Equity Opportunities Fund Class I (m)	42,521	6,780	(16,354)	2,340		(6,981)	28,306	1,251		4,703	2,939
MainStay MAP Equity Fund Class I	38,005	4,197	(12,246)	2,215		(3,843)	28,328	262		3,608	666
MainStay U.S. Government Liquidity Fund	—	2,168	(2,168)	—		—	—	0	(a)	—	—

	$391,668	$254,271	$(244,353)	$18,454		$(53,246)	$366,794	$4,379		$20,422

*	Return of capital exceeded dividend distribution.

(a)	Less than $500.

(b)	Prior to February 28, 2018, known as MainStay Common Stock Fund Class I.

(c)	Prior to February 28, 2018, known as MainStay Convertible Fund Class I.

(d)	Prior to February 28, 2018, known as MainStay Emerging Markets Equity Fund Class I and Class R6, respectively.

(e)	Prior to February 28, 2018, known as MainStay Conrnerstone Growth Fund Class I.

(f)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I and Class R6, respectively.

(g)	Prior to February 28, 2018, known as MainStay High Yield Municipal Bond Fund Class I.

(h)	Prior to February 28, 2018, known as MainStay International Opportunities Fund Class I.

(i)	Prior to February 28, 2018, known as MainStay S&P 500 Index Fund Class I.

(j)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.

(k)	Prior to May 22, 2018, known as MainStay MacKay Tax Advantaged Short Term Bond Fund Class I and prior to February 28, 2018, known as MainStay Tax Advantaged Short Term Bond Fund Class I.

(l)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.

(m)	Prior to February 28, 2018, known as MainStay U.S. Equity Opportunities Fund Class I.

(n)	Prior to February 28, 2018, known as MainStay Unconstrained Bond Fund Class I and Class R6, respectively.

(o)	Prior to February 28, 2018, known as MainStay International Equity Fund Class I.

71

Notes to Financial Statements (continued)

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$28,678	6.5%

MainStay Moderate Allocation Fund
Class R3	$30,259	6.6%

MainStay Moderate Growth Allocation Fund
Class R3	$31,691	7.1%

MainStay Growth Allocation Fund
Class R3	$32,738	8.1%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$421,665,946	$15,948,566	$(11,032,411)	$4,916,155

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$645,351,904	$54,491,716	$(12,697,376)	$41,794,340

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$635,689,593	$83,926,404	$(13,237,563)	$70,688,841

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$323,487,066	$50,953,975	$(7,646,694)	$43,307,281

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$2,606,798	$12,306,530	$—	$4,916,155	$19,829,483
MainStay Moderate Allocation Fund	6,082,426	31,029,153	—	41,794,340	78,905,919
MainStay Moderate Growth Allocation Fund	2,615,868	49,472,034	—	70,688,841	122,776,743
MainStay Growth Allocation Fund	771,032	30,578,054	—	43,307,281	74,656,367

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Moderate Growth Allocation Fund	$(3,901,234)	$3,901,234
MainStay Growth Allocation Fund	(2,466,563)	2,466,563

72	MainStay Asset Allocation Funds

The reclassifications for the Allocation Funds are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2018			2017
Fund	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$10,167,558	$7,602,518	$17,770,076	$7,834,153	$1,203,669	$9,037,822
MainStay Moderate Allocation Fund	17,185,596	20,436,253	37,621,849	11,200,241	11,494,107	22,694,348
MainStay Moderate Growth Allocation Fund	18,421,827	18,192,845	36,614,672	7,702,677	14,917,789	22,620,466
MainStay Growth Allocation Fund	9,244,284	11,570,209	20,814,493	2,199,037	9,838,202	12,037,239

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$270,066	$267,178
MainStay Moderate Allocation Fund	395,603	374,695
MainStay Moderate Growth Allocation Fund	381,332	352,275
MainStay Growth Allocation Fund	202,920	192,008

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,812,750	$46,713,929
Shares issued to shareholders in reinvestment of dividends and distributions	1,023,107	12,562,357
Shares redeemed	(4,934,590)	(60,232,115)

Net increase (decrease) in shares outstanding before conversion	(98,733)	(955,829)
Shares converted into Class A (See Note 1)	651,170	8,045,577
Shares converted from Class A (See Note 1)	(122,210)	(1,486,161)

Net increase (decrease)	430,227	$5,603,587

Year ended October 31, 2017:
Shares sold	2,873,329	$34,648,077
Shares issued to shareholders in reinvestment of dividends and distributions	484,220	5,783,060
Shares redeemed	(4,022,718)	(48,354,292)

Net increase (decrease) in shares outstanding before conversion	(665,169)	(7,923,155)
Shares converted into Class A (See Note 1)	4,129,177	50,999,665
Shares converted from Class A (See Note 1)	(158,989)	(1,914,259)

Net increase (decrease)	3,305,019	$41,162,251

73

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	886,396	$10,853,100
Shares issued to shareholders in reinvestment of dividends and distributions	115,054	1,413,313
Shares redeemed	(503,204)	(6,155,684)

Net increase (decrease) in shares outstanding before conversion	498,246	6,110,729
Shares converted into Investor Class (See Note 1)	256,843	3,141,216
Shares converted from Investor Class (See Note 1)	(518,998)	(6,415,970)

Net increase (decrease)	236,091	$2,835,975

Year ended October 31, 2017:
Shares sold	1,203,372	$14,495,391
Shares issued to shareholders in reinvestment of dividends and distributions	121,121	1,438,652
Shares redeemed	(974,517)	(11,730,035)

Net increase (decrease) in shares outstanding before conversion	349,976	4,204,008
Shares converted into Investor Class (See Note 1)	308,608	3,722,254
Shares converted from Investor Class (See Note 1)	(4,055,664)	(50,115,011)

Net increase (decrease)	(3,397,080)	$(42,188,749)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	103,055	$1,254,436
Shares issued to shareholders in reinvestment of dividends and distributions	70,241	862,318
Shares redeemed	(406,766)	(4,952,793)

Net increase (decrease) in shares outstanding before conversion	(233,470)	(2,836,039)
Shares converted from Class B (See Note 1)	(269,843)	(3,305,771)

Net increase (decrease)	(503,313)	$(6,141,810)

Year ended October 31, 2017:
Shares sold	174,725	$2,074,866
Shares issued to shareholders in reinvestment of dividends and distributions	33,884	399,767
Shares redeemed	(392,832)	(4,704,618)

Net increase (decrease) in shares outstanding before conversion	(184,223)	(2,229,985)
Shares converted from Class B (See Note 1)	(268,616)	(3,219,939)

Net increase (decrease)	(452,839)	$(5,449,924)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	446,554	$5,457,469
Shares issued to shareholders in reinvestment of dividends and distributions	174,387	2,139,226
Shares redeemed	(1,658,712)	(20,217,890)

Net increase (decrease) in shares outstanding before conversion	(1,037,771)	(12,621,195)
Shares converted from Class C (See Note 1)	(339)	(4,061)

Net increase (decrease)	(1,038,110)	$(12,625,256)

Year ended October 31, 2017:
Shares sold	808,317	$9,640,598
Shares issued to shareholders in reinvestment of dividends and distributions	77,169	910,887
Shares redeemed	(1,485,865)	(17,757,894)

Net increase (decrease) in shares outstanding before conversion	(600,379)	(7,206,409)
Shares converted from Class C (See Note 1)	(1,464)	(16,861)

Net increase (decrease)	(601,843)	$(7,223,270)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	310,632	$3,838,142
Shares issued to shareholders in reinvestment of dividends and distributions	36,647	453,884
Shares redeemed	(661,456)	(8,182,601)

Net increase (decrease) in shares outstanding before conversion	(314,177)	(3,890,575)
Shares converted into Class I (See Note 1)	2,032	25,170

Net increase (decrease)	(312,145)	$(3,865,405)

Year ended October 31, 2017:
Shares sold	340,036	$4,096,498
Shares issued to shareholders in reinvestment of dividends and distributions	24,956	300,001
Shares redeemed	(462,516)	(5,623,676)

Net increase (decrease) in shares outstanding before conversion	(97,524)	(1,227,177)
Shares converted into Class I (See Note 1)	45,205	544,151

Net increase (decrease)	(52,319)	$(683,026)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	34,232	$417,692
Shares issued to shareholders in reinvestment of dividends and distributions	458	5,590
Shares redeemed	(1,767)	(21,526)

Net increase (decrease)	32,923	$401,756

Year ended October 31, 2017:
Shares sold	83	$1,016
Shares issued to shareholders in reinvestment of dividends and distributions	50	595

Net increase (decrease)	133	$1,611

74	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,029,398	$55,819,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,928,450	26,631,886
Shares redeemed	(5,888,013)	(81,522,019)

Net increase (decrease) in shares outstanding before conversion	69,835	928,954
Shares converted into Class A (See Note 1)	1,512,746	21,249,340
Shares converted from Class A (See Note 1)	(156,655)	(2,151,145)

Net increase (decrease)	1,425,926	$20,027,149

Year ended October 31, 2017:
Shares sold	2,855,610	$38,301,325
Shares issued to shareholders in reinvestment of dividends and distributions	978,591	12,428,105
Shares redeemed	(4,859,698)	(65,042,363)

Net increase (decrease) in shares outstanding before conversion	(1,025,497)	(14,312,933)
Shares converted into Class A (See Note 1)	9,068,714	126,027,408
Shares converted from Class A (See Note 1)	(132,509)	(1,761,716)

Net increase (decrease)	7,910,708	$109,952,759

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,743,592	$24,147,873
Shares issued to shareholders in reinvestment of dividends and distributions	298,863	4,136,263
Shares redeemed	(808,629)	(11,210,776)

Net increase (decrease) in shares outstanding before conversion	1,233,826	17,073,360
Shares converted into Investor Class (See Note 1)	430,897	5,974,690
Shares converted from Investor Class (See Note 1)	(1,233,167)	(17,327,395)

Net increase (decrease)	431,556	$5,720,655

Year ended October 31, 2017:
Shares sold	2,345,743	$31,389,459
Shares issued to shareholders in reinvestment of dividends and distributions	459,998	5,846,575
Shares redeemed	(1,577,270)	(21,019,393)

Net increase (decrease) in shares outstanding before conversion	1,228,471	16,216,641
Shares converted into Investor Class (See Note 1)	551,600	7,392,931
Shares converted from Investor Class (See Note 1)	(8,927,647)	(124,048,576)

Net increase (decrease)	(7,147,576)	$(100,439,004)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	111,205	$1,520,601
Shares issued to shareholders in reinvestment of dividends and distributions	200,215	2,744,947
Shares redeemed	(661,169)	(9,026,562)

Net increase (decrease) in shares outstanding before conversion	(349,749)	(4,761,014)
Shares converted from Class B (See Note 1)	(563,929)	(7,780,640)

Net increase (decrease)	(913,678)	$(12,541,654)

Year ended October 31, 2017:
Shares sold	345,483	$4,495,591
Shares issued to shareholders in reinvestment of dividends and distributions	147,020	1,852,450
Shares redeemed	(728,258)	(9,622,091)

Net increase (decrease) in shares outstanding before conversion	(235,755)	(3,274,050)
Shares converted from Class B (See Note 1)	(605,032)	(8,017,300)

Net increase (decrease)	(840,787)	$(11,291,350)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	402,113	$5,523,812
Shares issued to shareholders in reinvestment of dividends and distributions	214,600	2,940,028
Shares redeemed	(1,146,516)	(15,642,556)

Net increase (decrease)	(529,803)	$(7,178,716)

Year ended October 31, 2017:
Shares sold	621,403	$8,178,432
Shares issued to shareholders in reinvestment of dividends and distributions	142,919	1,799,358
Shares redeemed	(1,257,367)	(16,660,034)

Net increase (decrease) in shares outstanding before conversion	(493,045)	(6,682,244)
Shares converted from Class C (See Note 1)	(6,225)	(79,225)

Net increase (decrease)	(499,270)	$(6,761,469)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	132,165	$1,834,332
Shares issued to shareholders in reinvestment of dividends and distributions	55,515	771,107
Shares redeemed	(244,267)	(3,422,382)

Net increase (decrease) in shares outstanding before conversion	(56,587)	(816,943)
Shares converted into Class I (See Note 1)	2,507	35,150

Net increase (decrease)	(54,080)	$(781,793)

Year ended October 31, 2017:
Shares sold	133,959	$1,829,976
Shares issued to shareholders in reinvestment of dividends and distributions	37,724	481,733
Shares redeemed	(175,965)	(2,376,304)

Net increase (decrease) in shares outstanding before conversion	(4,282)	(64,595)
Shares converted into Class I (See Note 1)	37,023	486,478

Net increase (decrease)	32,741	$421,883

75

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	21,931	$309,205
Shares issued to shareholders in reinvestment of dividends and distributions	1,293	17,839
Shares redeemed	(3,035)	(41,561)

Net increase (decrease)	20,189	$285,483

Year ended October 31, 2017:
Shares sold	11,575	$153,772
Shares issued to shareholders in reinvestment of dividends and distributions	123	1,560
Shares redeemed	(1,783)	(23,006)

Net increase (decrease)	9,915	$132,326

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,223,077	$50,781,429
Shares issued to shareholders in reinvestment of dividends and distributions	1,630,966	25,573,533
Shares redeemed	(5,185,841)	(81,520,712)

Net increase (decrease) in shares outstanding before conversion	(331,798)	(5,165,750)
Shares converted into Class A (See Note 1)	1,949,561	31,170,436
Shares converted from Class A (See Note 1)	(154,744)	(2,421,748)

Net increase (decrease)	1,463,019	$23,582,938

Year ended October 31, 2017:
Shares sold	2,100,947	$31,242,962
Shares issued to shareholders in reinvestment of dividends and distributions	775,472	10,833,342
Shares redeemed	(3,661,190)	(54,247,658)

Net increase (decrease) in shares outstanding before conversion	(784,771)	(12,171,354)
Shares converted into Class A (See Note 1)	10,922,439	169,237,828
Shares converted from Class A (See Note 1)	(100,477)	(1,484,635)

Net increase (decrease)	10,037,191	$155,581,839

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,882,871	$29,659,724
Shares issued to shareholders in reinvestment of dividends and distributions	334,800	5,253,021
Shares redeemed	(2,488,392)	(13,517,186)

Net increase (decrease) in shares outstanding before conversion	(270,721)	21,395,559
Shares converted into Investor Class (See Note 1)	451,018	7,122,900
Shares converted from Investor Class (See Note 1)	—	(26,051,833)

Net increase (decrease)	180,297	$2,466,626

Year ended October 31, 2017:
Shares sold	2,719,969	$40,253,009
Shares issued to shareholders in reinvestment of dividends and distributions	559,634	7,817,906
Shares redeemed	(1,820,471)	(26,856,115)

Net increase (decrease) in shares outstanding before conversion	1,459,132	21,214,800
Shares converted into Investor Class (See Note 1)	670,059	9,941,188
Shares converted from Investor Class (See Note 1)	(10,768,551)	(166,742,796)

Net increase (decrease)	(8,639,360)	$(135,586,808)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	72,424	$1,127,450
Shares issued to shareholders in reinvestment of dividends and distributions	188,431	2,924,456
Shares redeemed	(651,363)	(10,100,731)

Net increase (decrease) in shares outstanding before conversion	(390,508)	(6,048,825)
Shares converted from Class B (See Note 1)	(626,591)	(9,819,755)

Net increase (decrease)	(1,017,099)	$(15,868,580)

Year ended October 31, 2017:
Shares sold	336,917	$4,797,440
Shares issued to shareholders in reinvestment of dividends and distributions	157,733	2,179,879
Shares redeemed	(770,265)	(11,247,991)

Net increase (decrease) in shares outstanding before conversion	(275,615)	(4,270,672)
Shares converted from Class B (See Note 1)	(766,248)	(11,212,801)

Net increase (decrease)	(1,041,863)	$(15,483,473)

76	MainStay Asset Allocation Funds

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	416,037	$6,464,655
Shares issued to shareholders in reinvestment of dividends and distributions	143,103	2,219,526
Shares redeemed	(845,598)	(13,121,151)

Net increase (decrease)	(286,458)	$(4,436,970)

Year ended October 31, 2017:
Shares sold	646,234	$9,377,240
Shares issued to shareholders in reinvestment of dividends and distributions	100,234	1,385,238
Shares redeemed	(915,365)	(13,297,039)

Net increase (decrease)	(168,897)	$(2,534,561)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	166,558	$2,651,861
Shares issued to shareholders in reinvestment of dividends and distributions	25,731	407,322
Shares redeemed	(170,844)	(2,714,323)

Net increase (decrease)	21,445	$344,860

Year ended October 31, 2017:
Shares sold	173,205	$2,589,087
Shares issued to shareholders in reinvestment of dividends and distributions	16,820	237,156
Shares redeemed	(181,509)	(2,692,215)

Net increase (decrease) in shares outstanding before conversion	8,516	134,028
Shares converted into Class I (See Note 1)	17,755	261,216

Net increase (decrease)	26,271	$395,244

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	27,215	$430,952
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	16,594
Shares redeemed	(9,296)	(146,001)

Net increase (decrease)	18,981	$301,545

Year ended October 31, 2017:
Shares sold	8,597	$126,671
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,491
Shares redeemed	(144)	(2,173)

Net increase (decrease)	8,560	$125,989

MainStay Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,575,588	$26,520,934
Shares issued to shareholders in reinvestment of dividends and distributions	807,952	13,541,260
Shares redeemed	(2,486,251)	(41,800,368)

Net increase (decrease) in shares outstanding before conversion	(102,711)	(1,738,174)
Shares converted into Class A (See Note 1)	1,090,394	18,718,598
Shares converted from Class A (See Note 1)	(78,887)	(1,316,471)

Net increase (decrease)	908,796	$15,663,953

Year ended October 31, 2017:
Shares sold	1,050,489	$16,468,046
Shares issued to shareholders in reinvestment of dividends and distributions	341,882	4,977,796
Shares redeemed	(1,760,551)	(27,489,125)

Net increase (decrease) in shares outstanding before conversion	(368,180)	(6,043,283)
Shares converted into Class A (See Note 1)	5,679,791	93,146,487
Shares converted from Class A (See Note 1)	(36,888)	(571,634)

Net increase (decrease)	5,274,723	$86,531,570

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,110,963	$18,658,305
Shares issued to shareholders in reinvestment of dividends and distributions	209,914	3,520,266
Shares redeemed	(521,119)	(8,758,625)

Net increase (decrease) in shares outstanding before conversion	799,758	13,419,946
Shares converted into Investor Class (See Note 1)	237,066	3,998,499
Shares converted from Investor Class (See Note 1)	(944,069)	(16,194,689)

Net increase (decrease)	92,755	$1,223,756

Year ended October 31, 2017:
Shares sold	1,516,872	$23,593,292
Shares issued to shareholders in reinvestment of dividends and distributions	320,708	4,666,299
Shares redeemed	(1,028,198)	(15,953,105)

Net increase (decrease) in shares outstanding before conversion	809,382	12,306,486
Shares converted into Investor Class (See Note 1)	367,380	5,727,527
Shares converted from Investor Class (See Note 1)	(5,578,278)	(91,406,101)

Net increase (decrease)	(4,401,516)	$(73,372,088)

77

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	58,642	$957,237
Shares issued to shareholders in reinvestment of dividends and distributions	115,770	1,897,467
Shares redeemed	(349,073)	(5,702,677)

Net increase (decrease) in shares outstanding before conversion	(174,661)	(2,847,973)
Shares converted from Class B (See Note 1)	(315,391)	(5,223,165)

Net increase (decrease)	(490,052)	$(8,071,138)

Year ended October 31, 2017:
Shares sold	206,256	$3,064,684
Shares issued to shareholders in reinvestment of dividends and distributions	93,581	1,331,651
Shares redeemed	(479,809)	(7,300,097)

Net increase (decrease) in shares outstanding before conversion	(179,972)	(2,903,762)
Shares converted from Class B (See Note 1)	(453,278)	(6,896,279)

Net increase (decrease)	(633,250)	$(9,800,041)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	252,294	$4,140,635
Shares issued to shareholders in reinvestment of dividends and distributions	80,663	1,323,675
Shares redeemed	(517,421)	(8,478,436)

Net increase (decrease)	(184,464)	$(3,014,126)

Year ended October 31, 2017:
Shares sold	384,998	$5,801,493
Shares issued to shareholders in reinvestment of dividends and distributions	52,270	744,852
Shares redeemed	(405,247)	(6,200,974)

Net increase (decrease)	32,021	$345,371

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	139,357	$2,385,792
Shares issued to shareholders in reinvestment of dividends and distributions	18,947	322,286
Shares redeemed	(177,029)	(3,052,631)

Net increase (decrease) in shares outstanding before conversion	(18,725)	(344,553)
Shares converted into Class I (See Note 1)	1,063	17,228

Net increase (decrease)	(17,662)	$(327,325)

Year ended October 31, 2017:
Shares sold	104,877	$1,664,654
Shares issued to shareholders in reinvestment of dividends and distributions	12,278	181,229
Shares redeemed	(41,529)	(645,267)

Net increase (decrease)	75,626	$1,200,616

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	25,543	$426,870
Shares issued to shareholders in reinvestment of dividends and distributions	463	7,749
Shares redeemed	(11,904)	(202,419)

Net increase (decrease)	14,102	$232,200

Year ended October 31, 2017:
Shares sold	10,263	$170,138
Shares issued to shareholders in reinvestment of dividends and distributions	69	997
Shares redeemed	(238)	(3,996)

Net increase (decrease)	10,094	$167,139

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

78	MainStay Asset Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, the transfer agents of the underlying funds and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

79

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$7,525,658
MainStay Moderate Allocation Fund	20,282,848
MainStay Moderate Growth Allocation Fund	18,192,845
MainStay Growth Allocation Fund	11,570,209

For the fiscal year ended October 31, 2018, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$2,184,926
MainStay Moderate Allocation Fund	6,027,592
MainStay Moderate Growth Allocation Fund	8,757,177
MainStay Growth Allocation Fund	6,064,858

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2018 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	15.45%
MainStay Moderate Allocation Fund	25.38%
MainStay Moderate Growth Allocation Fund	35.90%
MainStay Growth Allocation Fund	48.38%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2018 is listed below.

FTC$
MainStay Conservative Allocation Fund	$175,372
MainStay Moderate Allocation Fund	378,406
MainStay Moderate Growth Allocation Fund	497,131
MainStay Growth Allocation Fund	312,499

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Allocation Funds’ Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

80	MainStay Asset Allocation Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

81

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

82	MainStay Asset Allocation Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

83

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

84	MainStay Asset Allocation Funds

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1718020 MS293-18	MSAA11-12/18 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–5.74 –2.82%	0.51 1.13%	2.93 3.25%	0.72 0.72%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.90 –2.99	0.31 0.92	2.77 3.08	0.99 0.99
Class I Shares	No Sales Charge		1/2/1991	–2.57	1.44	3.61	0.48

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–2.05%	1.83%	3.94%
Morningstar Intermediate-Term Bond Category Average[4]	–1.87	1.79	4.55

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$993.90	$2.97	$1,022.23	$3.01	0.59%

Investor Class Shares	$1,000.00	$992.30	$4.62	$1,020.57	$4.69	0.92%

Class I Shares	$1,000.00	$995.10	$1.76	$1,023.44	$1.79	0.35%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–3.00%, due 1/31/19–8/15/28

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 5/1/19–8/1/48

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 6/15/26–10/20/48

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/21–10/1/48

5.	United States Treasury Bonds, 2.75%–4.50%, due 2/15/36–5/15/48
6.	iShares Short-Term Corporate Bond ETF

7.	iShares iBoxx $ Investment Grade Corporate Bond ETF

8.	Federal Home Loan Mortgage Corporation, 2.375%–3.75%, due 3/27/19–8/16/23

9.	Goldman Sachs Group, Inc., 2.876%–4.25%, due 10/31/22–1/26/27

10.	Morgan Stanley, 2.75%–4.00%, due 5/19/22–1/20/27

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Indexed Bond Fund returned –2.57%, underperforming the –2.05% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares underperformed the –1.87% return of the Morningstar Intermediate-Term Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

MainStay Indexed Bond Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. However, because the Fund incurs fees that the Index does not, Class I shares of the Fund underperformed the Index during the reporting period. In addition, the Fund took in approximately $175 million in net subscriptions during the reporting period. These cash inflows led to transaction costs that the Index did not occur, contributing to the underperformance of the Fund.

Were there any changes to the Fund during the reporting period?

Effective November 6, 2017, Kenneth Sommer was added as a portfolio manager of the Fund and George Cherpelis was removed as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated November 6, 2017. Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Fund and Donald Serek was removed as a portfolio manager of the Fund. For more information on this change, refer to the supplement dated May 4, 2018. Thomas Girard was removed as a portfolio manager of the Fund in June 2018.

What was the Fund’s duration2 strategy during the reporting period?

The Fund uses a passive strategy that seeks to replicate the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. While the duration of the Fund may occasionally vary from that of the benchmark, the Fund’s duration strategy had a neutral impact on performance during the reporting period. As of October 31, 2018, the Fund’s duration was approximately 5.97 years, compared to a duration of 5.97 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, which credit-rating categories in which the Fund invested were strong performers and which credit-rating categories were weak?

During the reporting period, higher-quality securities outperformed all other components in the investment-grade universe. Credit rated AA and AAA had the highest excess returns.3 BBB-rated credit followed AAA/AA. Credit rated A4 underperformed all the other quality segments of the investment-grade bond market. Crossover credit (credit rated investment grade by one rating agency and below investment grade by another) outperformed all investment-grade categories, producing slightly higher excess returns than credit rated AA and AAA.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s performance and which market sectors detracted the most?

Except for asset-backed securities, all broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced negative total returns during the reporting period as interest rates moved higher. The asset-backed securities sector, led by the auto subcomponent, outperformed all the other asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. In the corporate sector, the financials subsector was the best performer, followed by industrials and utilities. In the non-corporate sector, the supranational subsector was the best performer followed by foreign agencies. Among

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

securitized products, commercial mortgage-backed securities slightly outperformed mortgage-backed securities. U.S. government agencies outperformed U.S. Treasury securities during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Indexed Bond Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 95.8%† Asset-Backed Securities 0.6%
Automobile 0.6%
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	$200,000	$200,041
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	696,750
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	600,000	597,128
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	99,704
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	186,000	185,079

		1,778,702

Other Asset-Backed Securities 0.0%‡
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (a)	152,787	147,572

Total Asset-Backed Securities (Cost $1,938,466)		1,926,274

Corporate Bonds 25.0%
Aerospace & Defense 0.5%
Boeing Co. 2.35%, due 10/30/21	240,000	233,814
General Dynamics Corp. 3.00%, due 5/11/21	240,000	238,308
Lockheed Martin Corp. 4.70%, due 5/15/46	135,000	136,843
Northrop Grumman Corp.
3.25%, due 1/15/28	285,000	263,292
5.05%, due 8/1/19	135,000	136,785
United Technologies Corp.
3.10%, due 6/1/22	475,000	465,731
3.65%, due 8/16/23	75,000	74,298

		1,549,071

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	401,000	403,455

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	12,059	12,301

	Principal Amount	Value
Auto Manufacturers 0.7%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	$285,000	$388,569
Ford Motor Credit Co. LLC
3.219%, due 1/9/22	270,000	258,113
3.81%, due 1/9/24	675,000	627,125
General Motors Financial Co., Inc. 5.25%, due 3/1/26	555,000	553,344
Toyota Motor Credit Corp. 3.40%, due 9/15/21	380,000	381,343

		2,208,494

Banks 5.7%
Bank of America Corp.
3.419%, due 12/20/28 (a)(b)	938,000	864,370
5.00%, due 1/21/44	380,000	388,527
5.625%, due 7/1/20	100,000	103,781
Bank of New York Mellon Corp.
2.05%, due 5/3/21	65,000	62,903
2.50%, due 4/15/21	585,000	573,279
Bank of Nova Scotia 2.70%, due 3/7/22	485,000	472,016
Barclays PLC 5.25%, due 8/17/45	270,000	253,351
BB&T Corp. 2.05%, due 5/10/21	650,000	629,350
BNP Paribas S.A. 3.25%, due 3/3/23	380,000	371,397
Capital One Financial Corp. 3.75%, due 4/24/24	475,000	462,440
Citigroup, Inc.
4.45%, due 9/29/27	700,000	681,198
5.875%, due 2/22/33	475,000	516,801
Cooperatieve Rabobank UA 5.75%, due 12/1/43	340,000	370,344
Credit Suisse A.G. 3.625%, due 9/9/24	340,000	333,031
Fifth Third Bank 2.25%, due 6/14/21	475,000	460,686
Goldman Sachs Group, Inc.
2.876%, due 10/31/22 (b)	1,825,000	1,774,207
3.85%, due 1/26/27	240,000	229,968
4.25%, due 10/21/25	285,000	277,347
HSBC Holdings PLC
3.90%, due 5/25/26	270,000	259,412
4.30%, due 3/8/26	1,510,000	1,486,723
JPMorgan Chase & Co. 4.85%, due 2/1/44	940,000	947,581
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	249,843
Morgan Stanley
2.75%, due 5/19/22	1,645,000	1,590,123
3.625%, due 1/20/27	240,000	226,756
4.00%, due 7/23/25	380,000	373,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Northern Trust Corp. 3.45%, due 11/4/20	$135,000	$135,695
PNC Bank N.A. 2.70%, due 11/1/22	540,000	518,508
Santander UK PLC 2.375%, due 3/16/20	585,000	577,770
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	405,000	400,101
U.S. Bank N.A. 2.00%, due 1/24/20	475,000	468,378
Wells Fargo & Co. 4.48%, due 1/16/24	588,000	597,562
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	170,604
Westpac Banking Corp. 2.50%, due 6/28/22	475,000	456,203

		17,283,361

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	840,000	791,274
Coca-Cola Co. 3.15%, due 11/15/20	380,000	380,646
Diageo Capital PLC 2.625%, due 4/29/23	475,000	455,959
Molson Coors Brewing Co. 3.00%, due 7/15/26	135,000	120,088
PepsiCo, Inc. 2.85%, due 2/24/26	380,000	355,588

		2,103,555

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	650,000	615,039
Celgene Corp. 3.625%, due 5/15/24	380,000	369,033
Gilead Sciences, Inc. 3.70%, due 4/1/24	745,000	737,493

		1,721,565

Chemicals 0.3%
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	135,000	135,891
LYB International Finance B.V. 4.00%, due 7/15/23	135,000	134,953
Mosaic Co. 4.05%, due 11/15/27	425,000	403,318
Nutrien, Ltd. 4.875%, due 3/30/20	150,000	152,966
Rohm & Haas Co. 7.85%, due 7/15/29	135,000	169,656

		996,784

	Principal Amount	Value
Computers 0.3%
Apple, Inc.
2.90%, due 9/12/27	$700,000	$648,355
4.45%, due 5/6/44	380,000	379,835

		1,028,190

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. 2.70%, due 2/2/26	475,000	444,711
Unilever Capital Corp. 2.60%, due 5/5/24	205,000	194,009

		638,720

Diversified Financial Services 0.4%
GE Capital International Funding Co. 4.418%, due 11/15/35	550,000	483,906
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	100,000	135,709
Visa, Inc. 3.15%, due 12/14/25	475,000	457,017

		1,076,632

Electric 1.7%
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	128,208
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	135,000	155,738
Duke Energy Carolinas LLC 5.30%, due 2/15/40	380,000	421,692
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	425,000	428,758
Exelon Corp. 7.60%, due 4/1/32	135,000	168,098
Florida Power & Light Co. 3.80%, due 12/15/42	235,000	216,234
Georgia Power Co. 4.75%, due 9/1/40	240,000	234,112
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	35,373
Ohio Power Co. Series G 6.60%, due 2/15/33	235,000	288,239
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	135,000	151,906
Pacific Gas & Electric Co. 3.30%, due 12/1/27	250,000	222,594
PacifiCorp 6.25%, due 10/15/37	380,000	465,704
PECO Energy Co. 5.95%, due 10/1/36	285,000	339,477
PPL Electric Utilities Corp. 3.00%, due 9/15/21	380,000	376,548

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
PSEG Power LLC
5.125%, due 4/15/20	$110,000	$112,498
8.625%, due 4/15/31	50,000	64,476
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	121,254
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	135,000	150,678
Southern California Edison Co. 4.50%, due 9/1/40	330,000	325,253
Virginia Electric & Power Co. 6.00%, due 5/15/37	330,000	390,119
Xcel Energy, Inc. 6.50%, due 7/1/36	255,000	315,091

		5,112,050

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	152,707

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	330,000	337,500

Food 0.3%
Conagra Brands, Inc. 7.00%, due 10/1/28	100,000	115,607
General Mills, Inc. 4.20%, due 4/17/28	70,000	67,571
Kraft Heinz Foods Co. 5.20%, due 7/15/45	240,000	225,379
Mondelez International, Inc. 4.00%, due 2/1/24	70,000	70,053
Tyson Foods, Inc.
3.90%, due 9/28/23	100,000	99,889
4.50%, due 6/15/22	370,000	378,329

		956,828

Forest Products & Paper 0.3%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	425,000	397,158
5.50%, due 1/17/27	425,000	424,898
International Paper Co. 3.80%, due 1/15/26	240,000	231,831

		1,053,887

Gas 0.1%
NiSource, Inc. 4.80%, due 2/15/44	330,000	324,038

	Principal Amount	Value
Health Care—Products 0.7%
Abbott Laboratories 4.90%, due 11/30/46	$475,000	$489,436
Becton Dickinson & Co. 3.70%, due 6/6/27	240,000	225,360
Medtronic, Inc. 3.50%, due 3/15/25	745,000	729,298
Thermo Fisher Scientific, Inc.
2.95%, due 9/19/26	285,000	260,254
3.60%, due 8/15/21	100,000	99,966
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	475,000	448,033

		2,252,347

Health Care—Services 0.5%
Aetna, Inc. 4.125%, due 6/1/21	245,000	248,346
Anthem, Inc. 4.375%, due 12/1/47	380,000	343,584
Cigna Corp. 5.125%, due 6/15/20	150,000	153,841
Halfmoon Parent, Inc. 4.125%, due 11/15/25 (a)	245,000	242,157
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	135,000	137,658
Quest Diagnostics, Inc. 4.75%, due 1/30/20	135,000	137,387
UnitedHealth Group, Inc. 4.75%, due 7/15/45	285,000	290,863

		1,553,836

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	310,000	300,420

Insurance 0.5%
American International Group, Inc. 6.25%, due 5/1/36	135,000	148,533
AXA S.A. 8.60%, due 12/15/30	105,000	133,350
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	285,000	281,283
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	154,350
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	310,000	301,330
MetLife, Inc. 5.70%, due 6/15/35	135,000	150,385
Progressive Corp. 3.75%, due 8/23/21	250,000	252,115
Travelers Cos., Inc. 6.75%, due 6/20/36	100,000	126,760

		1,548,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet 0.1%
Amazon.com, Inc. (a) 3.875%, due 8/22/37	$380,000	$358,505

Iron & Steel 0.0%‡
Vale Overseas, Ltd. 4.375%, due 1/11/22	32,000	32,192

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	285,000	259,869

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	135,000	136,753
John Deere Capital Corp. 2.80%, due 3/6/23	285,000	276,555

		413,308

Media 0.8%
21st Century Fox America, Inc. 6.40%, due 12/15/35	330,000	402,193
Comcast Corp.
3.45%, due 10/1/21	150,000	149,928
3.999%, due 11/1/49	109,000	93,330
4.049%, due 11/1/52	359,000	306,466
4.15%, due 10/15/28	125,000	123,973
Discovery Communications LLC 6.35%, due 6/1/40	140,000	148,809
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	110,768
Time Warner Cable LLC
5.00%, due 2/1/20	235,000	238,760
6.55%, due 5/1/37	505,000	523,206
Warner Media LLC 4.75%, due 3/29/21	280,000	287,340

		2,384,773

Mining 0.5%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	285,000	307,421
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	380,000	409,150
Newmont Mining Corp. 5.125%, due 10/1/19	285,000	289,607
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	380,000	376,735

		1,382,913

Miscellaneous—Manufacturing 0.2%
3M Co. 2.25%, due 9/19/26	135,000	121,640

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
Eaton Electric Holdings LLC 3.875%, due 12/15/20	$150,000	$151,326
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	150,000	148,272
Parker-Hannifin Corp. 3.50%, due 9/15/22	150,000	149,617

		570,855

Multi-National 0.6%
European Investment Bank
2.25%, due 8/15/22	475,000	459,808
2.875%, due 9/15/20	475,000	473,987
Inter-American Development Bank
2.00%, due 6/2/26	35,000	32,053
6.80%, due 10/15/25	310,000	364,138
International Bank for Reconstruction & Development 2.00%, due 1/26/22	475,000	459,314

		1,789,300

Oil & Gas 2.1%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	380,000	395,365
Apache Corp. 4.75%, due 4/15/43	135,000	119,889
BP Capital Markets PLC 4.50%, due 10/1/20	555,000	567,342
Cenovus Energy, Inc. 5.25%, due 6/15/37	285,000	267,812
Chevron Corp.
2.411%, due 3/3/22	285,000	276,690
4.95%, due 3/3/19	215,000	216,513
ConocoPhillips 5.90%, due 10/15/32	240,000	279,444
Devon Energy Corp. 4.00%, due 7/15/21	380,000	381,029
EOG Resources, Inc. 4.10%, due 2/1/21	380,000	384,948
Equinor ASA 7.75%, due 6/15/23	240,000	283,025
Exxon Mobil Corp. 3.043%, due 3/1/26	475,000	453,453
Hess Corp. 7.30%, due 8/15/31	135,000	151,650
Marathon Petroleum Corp. 5.125%, due 3/1/21	650,000	670,568
Noble Energy, Inc. 4.15%, due 12/15/21	475,000	478,415
Occidental Petroleum Corp. 3.125%, due 2/15/22	330,000	325,623
Petroleos Mexicanos 6.625%, due 6/15/35	425,000	388,875

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Shell International Finance B.V. 3.75%, due 9/12/46	$510,000	$453,222
Suncor Energy, Inc. 6.50%, due 6/15/38	135,000	158,569

		6,252,432

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	285,000	277,249

Pharmaceuticals 1.2%
AbbVie, Inc.
3.60%, due 5/14/25	545,000	520,563
4.25%, due 11/14/28	60,000	57,837
Allergan Funding SCS 3.80%, due 3/15/25	380,000	366,164
AstraZeneca PLC 6.45%, due 9/15/37	135,000	158,844
Bayer U.S. Finance II LLC 4.40%, due 7/15/44 (a)	100,000	85,171
CVS Health Corp.
5.05%, due 3/25/48	380,000	370,523
6.25%, due 6/1/27	175,000	194,165
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	240,000	299,249
Johnson & Johnson 3.55%, due 3/1/36	285,000	264,306
Merck & Co., Inc. 2.75%, due 2/10/25	330,000	312,748
Novartis Capital Corp. 3.10%, due 5/17/27	285,000	270,111
Pfizer, Inc. 4.10%, due 9/15/38	40,000	38,570
Shire Acquisitions Investments Ireland DAC 2.875%, due 9/23/23	380,000	358,476
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	95,796
Wyeth LLC 6.00%, due 2/15/36	340,000	404,259

		3,796,782

Pipelines 0.8%
Energy Transfer Operating, L.P.
4.05%, due 3/15/25	475,000	455,081
5.20%, due 2/1/22	135,000	139,600
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	380,000	456,701
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	555,000	576,113

	Principal Amount	Value
Pipelines (continued)
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	$240,000	$217,607
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	285,000	303,333
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	149,243

		2,297,678

Real Estate Investment Trusts 0.3%
ERP Operating, L.P. 4.50%, due 6/1/45	285,000	279,088
Simon Property Group, L.P. 3.375%, due 3/15/22	605,000	600,395
Weyerhaeuser Co. 7.375%, due 3/15/32	135,000	165,647

		1,045,130

Retail 0.9%
CVS Health Corp. 4.30%, due 3/25/28	160,000	156,036
Home Depot, Inc. 5.875%, due 12/16/36	475,000	555,739
Lowe's Cos., Inc. 4.05%, due 5/3/47	285,000	257,308
Macy's Retail Holdings, Inc. 2.875%, due 2/15/23	475,000	443,580
McDonald's Corp.
3.375%, due 5/26/25	380,000	366,056
3.70%, due 1/30/26	135,000	131,712
Target Corp. 2.50%, due 4/15/26	240,000	219,460
Walgreens Boots Alliance, Inc. 3.45%, due 6/1/26	240,000	221,978
Walmart, Inc. 4.30%, due 4/22/44	380,000	375,073

		2,726,942

Semiconductors 0.2%
Applied Materials, Inc. 3.30%, due 4/1/27	100,000	94,348
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	100,000	96,643
3.625%, due 1/15/24	285,000	272,910
QUALCOMM, Inc. 2.25%, due 5/20/20	150,000	147,812

		611,713

Software 0.9%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	327,000	314,724
Fiserv, Inc. 3.50%, due 10/1/22	100,000	99,074

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Microsoft Corp.
3.00%, due 10/1/20	$425,000	$424,994
4.25%, due 2/6/47	745,000	751,695
Oracle Corp. 2.95%, due 5/15/25	1,125,000	1,067,008

		2,657,495

Telecommunications 1.4%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	270,000	263,257
AT&T, Inc.
4.25%, due 3/1/27	380,000	368,510
4.35%, due 6/15/45	285,000	233,693
4.55%, due 3/9/49	6,000	4,976
5.15%, due 11/15/46 (a)	556,000	506,303
5.20%, due 3/15/20	475,000	486,568
Cisco Systems, Inc.
3.625%, due 3/4/24	285,000	286,376
4.45%, due 1/15/20	380,000	386,433
Motorola Solutions, Inc. 7.50%, due 5/15/25	135,000	152,175
Orange S.A. 9.00%, due 3/1/31	335,000	460,829
Telefonica Emisiones SAU 7.045%, due 6/20/36	135,000	157,084
Verizon Communications, Inc.
4.672%, due 3/15/55	588,000	530,735
4.862%, due 8/21/46	305,000	290,179
Vodafone Group PLC
4.375%, due 5/30/28	70,000	67,443
7.875%, due 2/15/30	135,000	165,476

		4,360,037

Transportation 0.7%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	425,000	489,100
Canadian Pacific Railway Co. 7.25%, due 5/15/19	240,000	245,484
CSX Transportation, Inc. 7.875%, due 5/15/43	135,000	184,965
FedEx Corp.
3.20%, due 2/1/25	425,000	406,047
8.00%, due 1/15/19	50,000	50,509
Norfolk Southern Corp. 4.837%, due 10/1/41	243,000	245,882
Union Pacific Corp. 2.75%, due 3/1/26	475,000	437,318
United Parcel Service, Inc. 3.40%, due 11/15/46	135,000	110,474

		2,169,779

	Principal Amount	Value
Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	$310,000	$300,514

Total Corporate Bonds (Cost $77,291,421)		76,301,313

Foreign Government Bonds 1.5%
Canada 0.0% ‡
Province of Quebec Canada Series NJ 7.50%, due 7/15/23	120,000	140,127

Colombia 0.2%
Colombia Government International Bond
4.00%, due 2/26/24	500,000	493,750
5.00%, due 6/15/45	200,000	189,302

		683,052

Mexico 0.4%
Mexico Government International Bond
4.15%, due 3/28/27	650,000	618,066
4.75%, due 3/8/44	540,000	478,715
United Mexican States 4.125%, due 1/21/26	270,000	260,132

		1,356,913

Panama 0.2%
Panama Government International Bond 3.75%, due 3/16/25	555,000	540,576

Peru 0.3%
Peruvian Government International Bond 7.35%, due 7/21/25	645,000	777,225

Philippines 0.2%
Philippine Government International Bond 4.20%, due 1/21/24	500,000	504,958

Poland 0.2%
Poland Government International Bond 3.00%, due 3/17/23	690,000	672,039

Total Foreign Government Bonds (Cost $4,852,238)		4,674,890

Mortgage-Backed Securities 2.0%
Agency (Collateralized Mortgage Obligations) 0.5%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (c)	800,000	797,243
Series K039, Class A2 3.303%, due 7/25/24	800,000	794,664

		1,591,907

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	$600,000	$595,239
Benchmark Mortgage Trust Series 2018-B5, Class A4 4.208%, due 7/15/51	800,000	809,108
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	708,334
GS Mortgage Securities Trust Series 2018-GS9, Class A4 3.992%, due 3/10/51 (c)	600,000	596,500
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (c)	600,000	616,075
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	494,143
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class A4 4.442%, due 9/15/61	800,000	820,299

		4,639,698

Total Mortgage-Backed Securities (Cost $6,362,497)		6,231,605

Municipal Bonds 0.3%
Texas 0.3%
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	900,000	1,008,765

Total Municipal Bonds (Cost $1,049,515)		1,008,765

U.S. Government & Federal Agencies 66.4%
Federal Home Loan Bank 0.2%
Federal Home Loan Bank 3.00%, due 10/12/21	475,000	474,459

Federal Home Loan Mortgage Corporation 0.8%
2.375%, due 1/13/22	1,000,000	981,168
2.753%, due 1/30/23	225,000	220,242
3.32%, due 6/14/23	175,000	174,454
3.375%, due 8/16/23	375,000	374,497
3.75%, due 3/27/19	600,000	603,215

		2,353,576

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.50%, due 6/1/28	$275,819	$267,486
2.50%, due 1/1/31	328,718	314,636
2.50%, due 12/1/31	79,809	76,385
2.50%, due 2/1/33	385,768	369,161
2.50%, due 4/1/33	195,265	186,855
2.50%, due 6/1/33	594,016	568,423
3.00%, due 2/1/27	117,770	116,206
3.00%, due 9/1/30	288,324	282,831
3.00%, due 9/1/32	88,215	86,426
3.00%, due 12/1/32	92,076	90,206
3.00%, due 1/1/33	193,256	189,333
3.00%, due 5/1/33	195,721	191,744
3.00%, due 8/1/33	399,999	391,879
3.00%, due 9/1/33	195,853	191,872
3.00%, due 11/1/37	276,329	265,951
3.00%, due 12/1/37	93,457	89,426
3.00%, due 8/1/43	559,669	533,916
3.00%, due 4/1/45	351,320	333,883
3.00%, due 4/1/46	182,089	172,507
3.00%, due 7/1/46	160,934	152,465
3.00%, due 9/1/46	252,431	239,147
3.00%, due 10/1/46	203,009	192,326
3.00%, due 11/1/46	257,441	243,813
3.00%, due 1/1/47	88,031	83,322
3.00%, due 3/1/47	93,140	88,222
3.00%, due 4/1/47	92,922	87,994
3.00%, due 7/1/47 TBA (d)	700,000	661,968
3.00%, due 2/1/48	684,697	648,015
3.00%, due 3/1/48	403,280	381,610
3.00%, due 4/1/48	498,425	471,754
3.00%, due 6/1/48	399,154	377,773
3.50%, due 4/1/26	157,365	157,402
3.50%, due 4/1/32	125,152	124,298
3.50%, due 7/1/33	198,967	199,107
3.50%, due 9/1/33	97,654	97,723
3.50%, due 1/1/38	190,732	187,420
3.50%, due 4/1/41	134,853	132,470
3.50%, due 3/1/42	221,777	217,856
3.50%, due 4/1/42	305,986	300,576
3.50%, due 7/1/44	115,259	112,935
3.50%, due 2/1/45	66,066	64,519
3.50%, due 9/1/45	736,341	719,224
3.50%, due 4/1/46	217,864	212,828
3.50%, due 6/1/46	160,531	156,801
3.50%, due 12/1/46	81,246	79,333
3.50%, due 6/1/47	280,748	273,799
3.50%, due 9/1/47	187,233	182,453
3.50%, due 11/1/47	133,829	130,361
3.50%, due 12/1/47	390,316	380,197
3.50%, due 1/1/48	94,632	92,177

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/48	$497,859	$484,889
3.50%, due 3/1/48 TBA (d)	900,000	876,023
3.50%, due 5/1/48	486,532	473,894
3.50%, due 6/1/48	347,820	338,767
3.50%, due 9/1/48	1,489,186	1,450,413
4.00%, due 8/1/21	149,936	152,344
4.00%, due 2/1/31	91,983	92,608
4.00%, due 7/1/39	237,313	238,454
4.00%, due 12/1/40	168,747	170,262
4.00%, due 2/1/41	127,732	128,880
4.00%, due 5/1/44	395,345	397,107
4.00%, due 8/1/45	154,763	155,087
4.00%, due 9/1/45	56,194	56,311
4.00%, due 4/1/47	279,647	280,068
4.00%, due 6/1/47	87,416	87,534
4.00%, due 10/1/47	142,126	142,274
4.00%, due 12/1/47	829,315	830,261
4.00%, due 1/1/48	191,925	192,475
4.00%, due 4/1/48 TBA (d)	500,000	500,064
4.00%, due 5/1/48	293,605	293,800
4.00%, due 9/1/48	995,109	995,760
4.00%, due 10/1/48	300,001	300,197
4.50%, due 6/1/34	7,977	8,171
4.50%, due 6/1/35	37,697	38,785
4.50%, due 8/1/35	47,504	48,857
4.50%, due 5/1/38	191,972	197,716
4.50%, due 7/1/39	4,380	4,538
4.50%, due 1/1/40	220,678	228,661
4.50%, due 8/1/40	170,406	176,575
4.50%, due 2/1/41	4,498	4,661
4.50%, due 11/1/47	187,034	191,722
4.50%, due 2/1/48	191,102	195,830
4.50%, due 5/1/48	297,546	304,883
4.50%, due 5/1/48 TBA (d)	300,000	307,207
4.50%, due 6/1/48	197,084	201,964
4.50%, due 7/1/48	100,000	102,473
5.00%, due 8/1/35	166,934	176,697
5.00%, due 6/1/37	62,744	66,165
5.00%, due 3/1/47	199,457	208,710
5.50%, due 9/1/35	45,494	48,849
5.50%, due 4/1/37	48,307	51,946
5.50%, due 4/1/38	41,475	44,608
5.50%, due 8/1/38	36,885	39,482
6.00%, due 5/1/40	74,759	82,180
6.50%, due 11/1/25	591	650
6.50%, due 5/1/26	677	745
6.50%, due 3/1/27	1,164	1,282
6.50%, due 5/1/31	2,567	2,826
6.50%, due 8/1/31	1,275	1,403

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 1/1/32	$13,087	$14,409
6.50%, due 3/1/32	5,952	6,553
6.50%, due 4/1/32	5,327	5,865
6.50%, due 7/1/32	6,437	7,087
6.50%, due 9/1/37	14,484	15,946
7.00%, due 4/1/26	1,613	1,749
7.00%, due 7/1/26	179	189
7.00%, due 12/1/27	2,397	2,556
7.00%, due 1/1/30	244	260
7.50%, due 1/1/26	260	279
7.50%, due 2/1/32	11,589	13,108
8.00%, due 7/1/26	79	87

		23,612,160

Federal National Mortgage Association 0.6%
1.00%, due 10/24/19	500,000	491,532
1.625%, due 1/21/20	250,000	246,542
1.875%, due 9/24/26	850,000	766,116
6.21%, due 8/6/38	275,000	371,119

		1,875,309

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.4%
2.50%, due 2/1/28	285,204	275,087
2.50%, due 9/1/28	98,254	94,772
2.50%, due 6/1/31	139,310	133,417
2.50%, due 9/1/31	78,565	75,237
2.50%, due 10/1/31	89,427	85,640
2.50%, due 12/1/31	80,375	76,973
2.50%, due 1/1/32	157,894	151,217
2.50%, due 2/1/32	391,546	374,974
2.50%, due 3/1/32	144,677	138,556
2.50%, due 7/1/32	191,764	183,642
2.50%, due 8/1/32	285,185	273,115
2.50%, due 11/1/32	290,072	277,782
2.50%, due 3/1/33	198,788	190,365
2.50%, due 6/1/33	190,125	182,057
2.50%, due 5/1/43	133,332	122,516
3.00%, due 8/1/21	90,808	89,197
3.00%, due 11/1/23	94,459	93,710
3.00%, due 12/1/24	52,391	51,943
3.00%, due 4/1/25	75,808	75,158
3.00%, due 2/1/29	95,367	93,930
3.00%, due 8/1/30	164,139	161,659
3.00%, due 4/1/31	133,569	131,191
3.00%, due 3/1/32	81,176	79,731
3.00%, due 6/1/32	70,333	69,081
3.00%, due 12/1/32	90,097	88,493
3.00%, due 1/1/33	195,145	191,670
3.00%, due 2/1/33	195,991	192,501
3.00%, due 4/1/33	486,380	477,720

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/33	$298,311	$293,000
3.00%, due 4/1/35	235,130	228,537
3.00%, due 6/1/36	312,345	301,167
3.00%, due 8/1/43	708,772	676,336
3.00%, due 9/1/43	676,103	645,114
3.00%, due 9/1/45	218,457	207,443
3.00%, due 2/1/46	949,138	900,643
3.00%, due 7/1/46	163,036	154,420
3.00%, due 9/1/46	606,472	574,305
3.00%, due 11/1/46	434,740	411,793
3.00%, due 12/1/46	98,547	93,303
3.00%, due 1/1/47	71,458	67,654
3.00%, due 2/1/47	97,618	92,421
3.00%, due 4/1/47	296,141	280,376
3.00%, due 5/1/47 TBA (d)	900,000	851,280
3.00%, due 10/1/47	982,558	931,935
3.00%, due 11/1/47	98,295	93,061
3.00%, due 4/1/48	401,258	379,881
3.00%, due 6/1/48	490,076	463,837
3.50%, due 2/1/21	32,484	32,472
3.50%, due 11/1/25	116,048	116,006
3.50%, due 11/1/27	61,025	61,134
3.50%, due 7/1/29	39,394	39,452
3.50%, due 5/1/31	185,732	184,457
3.50%, due 5/1/33	197,391	197,322
3.50%, due 6/1/33	190,012	189,945
3.50%, due 9/1/33	198,013	197,944
3.50%, due 12/1/40	170,611	167,587
3.50%, due 12/1/41	160,692	157,845
3.50%, due 3/1/42	385,301	378,474
3.50%, due 10/1/43	360,913	354,095
3.50%, due 11/1/43	149,819	147,163
3.50%, due 1/1/44	161,320	158,460
3.50%, due 5/1/45	769,620	753,022
3.50%, due 8/1/45	686,302	670,941
3.50%, due 9/1/45	166,560	162,834
3.50%, due 10/1/45	63,939	62,508
3.50%, due 11/1/45	150,880	147,503
3.50%, due 1/1/46	149,376	146,017
3.50%, due 2/1/46	242,916	237,421
3.50%, due 3/1/46	126,186	123,339
3.50%, due 4/1/46	206,876	202,245
3.50%, due 9/1/46	579,260	565,816
3.50%, due 7/1/47	94,816	92,418
3.50%, due 10/1/47	244,736	238,395
3.50%, due 11/1/47	376,785	367,027
3.50%, due 12/1/47	188,595	183,846
3.50%, due 1/1/48	96,286	93,772
3.50%, due 2/1/48	623,026	606,751

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 4/1/48	$612,367	$596,475
3.50%, due 5/1/48	693,020	674,935
3.50%, due 6/1/48	590,275	574,862
3.50%, due 7/1/18	600,000	584,328
3.50%, due 11/13/48 TBA (d)	1,300,000	1,265,316
4.00%, due 3/1/22	43,743	44,461
4.00%, due 3/1/25	65,318	66,421
4.00%, due 1/1/31	86,094	86,770
4.00%, due 6/1/39	215,728	217,349
4.00%, due 12/1/39	277,046	279,125
4.00%, due 9/1/40	205,323	206,883
4.00%, due 3/1/41	392,641	395,620
4.00%, due 11/1/44	212,903	213,384
4.00%, due 11/1/45	127,967	128,160
4.00%, due 12/1/45	120,847	121,029
4.00%, due 6/1/46	127,770	127,942
4.00%, due 7/1/46	59,983	60,042
4.00%, due 9/1/46	171,801	171,902
4.00%, due 4/1/47	54,298	54,331
4.00%, due 5/1/47	408,611	408,877
4.00%, due 6/1/47	687,940	688,358
4.00%, due 9/1/47	92,523	92,572
4.00%, due 10/1/47	176,336	176,457
4.00%, due 11/1/47	285,815	285,952
4.00%, due 1/1/48	718,797	719,160
4.00%, due 2/1/48	479,111	479,341
4.00%, due 6/1/48	198,378	198,473
4.00%, due 7/1/48	1,890,123	1,891,040
4.00%, due 8/1/48	99,546	99,594
4.00%, due 11/13/48 TBA (d)	1,000,000	999,961
4.50%, due 5/1/19	164	166
4.50%, due 11/1/22	1,364	1,391
4.50%, due 4/1/24	29,337	29,757
4.50%, due 3/1/30	86,015	88,407
4.50%, due 3/1/40	401,876	416,324
4.50%, due 4/1/41	88,962	90,912
4.50%, due 9/1/41	92,727	95,720
4.50%, due 8/1/44	78,135	80,462
4.50%, due 11/1/44	63,794	65,688
4.50%, due 7/1/46	89,492	91,719
4.50%, due 5/1/47	86,482	88,625
4.50%, due 7/1/47	455,794	467,077
4.50%, due 8/1/47	148,953	152,805
4.50%, due 2/1/48	497,412	509,630
4.50%, due 4/1/48	192,646	197,349
4.50%, due 5/1/48	193,682	198,493
4.50%, due 5/1/48 TBA (d)	300,000	307,147
4.50%, due 6/1/48	242,165	248,107
5.00%, due 8/1/31	157,907	164,753
5.00%, due 7/1/35	94,953	100,408

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/37	$153,291	$162,124
5.00%, due 8/1/38	54,711	57,856
5.00%, due 1/1/48	368,148	388,727
5.00%, due 4/1/48	99,990	105,771
5.00%, due 6/1/48 TBA (d)	200,000	208,670
5.50%, due 7/1/23	387,824	410,630
5.50%, due 8/1/23	285,313	302,090
5.50%, due 6/1/29	300,000	317,641
5.50%, due 8/1/34 TBA (d)	500,000	529,766
5.50%, due 5/1/35	65,148	69,157
5.50%, due 11/1/36	16,698	17,740
5.50%, due 8/1/37	121,098	129,699
6.00%, due 2/1/24	182,933	196,452
6.00%, due 1/1/35 TBA (d)	300,000	322,444
6.00%, due 7/1/36	42,225	45,346
6.00%, due 12/1/36	14,103	15,381
6.00%, due 4/1/37	44,522	48,528
6.00%, due 8/1/37	15,679	17,080
6.00%, due 12/1/37	48,424	52,442
6.50%, due 8/1/32	20,168	22,044
6.50%, due 8/1/35	13,328	14,513
6.50%, due 8/1/36	304	331
6.50%, due 8/1/37	2,861	3,116
6.50%, due 10/1/37	563	614
6.50%, due 11/1/37	6,356	6,921
6.50%, due 12/1/37	11,893	13,259
7.50%, due 7/1/30	3,861	3,936
7.50%, due 7/1/31	14,616	15,740
8.00%, due 6/1/25	48	51
8.00%, due 9/1/25	447	475
8.00%, due 9/1/26	1,772	1,951
8.00%, due 10/1/26	151	152
8.00%, due 11/1/26	147	148

		37,898,906

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.1%
2.50%, due 1/20/47	87,103	80,765
3.00%, due 1/20/43	236,377	228,083
3.00%, due 8/15/43	47,462	45,755
3.00%, due 8/20/43	453,119	437,219
3.00%, due 9/15/43	103,548	99,825
3.00%, due 3/20/45	118,377	113,673
3.00%, due 7/20/45	191,582	183,889
3.00%, due 2/20/46	79,764	76,495
3.00%, due 8/20/46	801,509	767,919
3.00%, due 9/20/46	339,259	325,197
3.00%, due 11/20/46	88,690	84,932
3.00%, due 12/15/46	198,786	190,676

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/20/46	$250,714	$240,052
3.00%, due 5/20/47	62,761	60,086
3.00%, due 12/20/47	800,000	765,455
3.00%, due 1/20/48	484,642	463,689
3.00%, due 2/20/48	616,311	589,659
3.00%, due 3/20/48	1,780,599	1,703,597
3.50%, due 6/20/42	352,213	348,272
3.50%, due 4/15/43	154,083	152,199
3.50%, due 8/20/43	165,314	163,312
3.50%, due 11/20/43	454,003	448,506
3.50%, due 4/20/45	218,849	215,524
3.50%, due 7/20/45	364,271	358,737
3.50%, due 11/20/45	397,266	391,720
3.50%, due 12/20/45	500,761	493,152
3.50%, due 1/20/46	184,810	181,974
3.50%, due 11/20/46	228,466	224,607
3.50%, due 1/20/47	1,449,966	1,425,237
3.50%, due 5/20/47	872,047	857,154
3.50%, due 9/20/47	1,441,042	1,416,395
3.50%, due 10/20/47	1,476,752	1,451,487
3.50%, due 5/15/48	98,839	97,231
3.50%, due 7/20/48	395,400	388,620
3.50%, due 9/20/48	99,990	98,279
3.50%, due 10/20/48	1,000,000	982,879
4.00%, due 9/15/40	164,594	166,715
4.00%, due 12/15/41	62,596	63,406
4.00%, due 1/20/42	510,961	518,994
4.00%, due 10/20/43	105,425	106,948
4.00%, due 8/20/44	239,961	243,433
4.00%, due 4/20/45	90,842	92,155
4.00%, due 12/20/45	51,342	52,083
4.00%, due 1/20/46	52,301	53,057
4.00%, due 2/20/46	52,191	52,912
4.00%, due 2/20/47	76,876	77,423
4.00%, due 4/20/47	181,474	182,992
4.00%, due 5/20/47	87,905	88,532
4.00%, due 7/20/47	87,123	87,797
4.00%, due 12/20/47	374,534	377,197
4.00%, due 4/20/48	737,271	742,563
4.00%, due 5/20/48	296,156	298,286
4.00%, due 7/20/48	795,305	801,023
4.00%, due 8/20/48	900,000	906,451
4.00%, due 9/20/48	498,944	502,520
4.50%, due 4/15/39	129,794	134,417
4.50%, due 5/20/39	118,523	123,324
4.50%, due 6/20/40	81,960	85,275
4.50%, due 9/15/40	48,273	49,993
4.50%, due 7/20/41	137,837	143,383
4.50%, due 9/20/43	83,748	87,076
4.50%, due 5/20/47	70,783	72,991

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/15/47	$85,362	$87,824
4.50%, due 11/20/47	269,191	276,316
4.50%, due 1/20/48	471,195	483,687
4.50%, due 5/20/48	396,208	406,799
4.50%, due 8/20/48	400,000	410,735
5.00%, due 4/20/33	29,290	31,058
5.00%, due 8/15/33	25,245	26,286
5.00%, due 6/20/36	1,956	2,075
5.00%, due 8/15/39	93,781	99,269
5.00%, due 9/20/40	150,466	159,472
5.00%, due 11/15/47	153,502	159,530
5.00%, due 11/20/47	97,754	101,711
5.00%, due 3/20/48	97,112	101,109
5.50%, due 3/15/33	91,342	99,336
5.50%, due 7/20/34	30,482	32,577
5.50%, due 12/20/35	53,933	57,545
6.00%, due 3/20/29	9,030	9,773
6.00%, due 12/15/32	5,818	6,274
6.00%, due 1/20/35	27,200	29,616
6.50%, due 6/15/35	555	609
8.00%, due 6/15/26	69	73
8.00%, due 10/15/26	66	67
8.00%, due 5/15/27	60	60
8.00%, due 7/15/27	168	178
8.00%, due 9/15/27	190	202
8.50%, due 7/15/26	528	572
8.50%, due 11/15/26	4,170	4,204

		24,850,154

United States Treasury Bonds 5.3%
2.75%, due 8/15/47	2,675,000	2,353,373
2.75%, due 11/15/47	700,000	615,453
3.00%, due 11/15/44	1,485,000	1,382,558
3.00%, due 11/15/45	75,000	69,659
3.00%, due 5/15/47	585,000	541,833
3.00%, due 2/15/48	3,260,000	3,014,609
3.125%, due 5/15/48	5,125,000	4,860,342
3.375%, due 5/15/44	250,000	248,936
4.50%, due 2/15/36	2,700,000	3,143,918

		16,230,681

United States Treasury Notes 31.3%
1.125%, due 1/31/19	1,975,000	1,969,214
1.125%, due 6/30/21	915,000	873,289
1.25%, due 6/30/19	3,325,000	3,295,776
1.25%, due 8/31/19	5,300,000	5,238,098
1.375%, due 7/31/19	350,000	346,787
1.375%, due 9/30/19	250,000	247,041
1.375%, due 3/31/20	50,000	49,002
1.375%, due 9/15/20	475,000	462,179

	Principal Amount	Value
United States Treasury Notes (continued)
1.50%, due 6/15/20	$250,000	$244,678
1.50%, due 7/15/20	275,000	268,791
1.50%, due 8/15/20	650,000	634,588
1.50%, due 1/31/22	600,000	573,094
1.50%, due 2/28/23	75,000	70,509
1.625%, due 3/15/20	300,000	295,242
1.625%, due 10/15/20	1,050,000	1,025,103
1.625%, due 8/31/22	325,000	309,245
1.625%, due 4/30/23	600,000	565,852
1.75%, due 11/15/20	1,950,000	1,906,277
1.75%, due 3/31/22	300,000	288,305
1.875%, due 12/15/20	800,000	783,437
1.875%, due 1/31/22	400,000	386,750
1.875%, due 2/28/22	1,500,000	1,449,023
1.875%, due 3/31/22	250,000	241,250
1.875%, due 7/31/22	950,000	913,336
1.875%, due 9/30/22	925,000	887,747
1.875%, due 8/31/24	1,825,000	1,712,862
2.00%, due 10/31/22	675,000	650,373
2.00%, due 11/30/22	75,000	72,205
2.125%, due 6/30/21	1,200,000	1,175,719
2.125%, due 12/31/22	225,000	217,477
2.125%, due 2/29/24	125,000	119,590
2.125%, due 7/31/24	700,000	666,531
2.125%, due 9/30/24	175,000	166,353
2.125%, due 5/15/25	1,485,000	1,401,933
2.25%, due 2/29/20	200,000	198,539
2.25%, due 3/31/20	250,000	248,027
2.25%, due 2/15/21	75,000	73,919
2.25%, due 10/31/24	1,025,000	980,557
2.25%, due 12/31/24	500,000	477,539
2.25%, due 11/15/25	480,000	454,650
2.25%, due 11/15/27	225,000	209,224
2.375%, due 4/15/21	3,175,000	3,134,816
2.375%, due 5/15/27	255,000	240,686
2.50%, due 5/31/20	900,000	895,219
2.50%, due 6/30/20	9,000,000	8,947,617
2.625%, due 7/31/20	1,505,000	1,498,886
2.625%, due 8/31/20	750,000	746,777
2.625%, due 5/15/21	1,700,000	1,687,781
2.625%, due 6/15/21	500,000	496,309
2.625%, due 7/15/21	3,435,000	3,408,164
2.625%, due 6/30/23	925,000	910,655
2.75%, due 9/30/20	3,550,000	3,541,680
2.75%, due 8/15/21	2,400,000	2,388,187
2.75%, due 9/15/21	1,550,000	1,542,129
2.75%, due 4/30/23	2,500,000	2,476,269
2.75%, due 5/31/23	1,000,000	990,430
2.75%, due 7/31/23	3,520,000	3,483,562
2.75%, due 8/31/23	1,950,000	1,930,271
2.75%, due 6/30/25	1,050,000	1,029,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.75%, due 8/31/25	$725,000	$710,557
2.75%, due 2/15/28	200,000	193,547
2.875%, due 10/15/21	5,400,000	5,391,141
2.875%, due 9/30/23	5,050,000	5,023,764
2.875%, due 4/30/25	3,550,000	3,511,033
2.875%, due 5/31/25	175,000	173,011
2.875%, due 7/31/25	2,600,000	2,568,820
2.875%, due 5/15/28	850,000	830,543
2.875%, due 8/15/28	4,375,000	4,271,265
3.00%, due 9/30/25	1,450,000	1,443,146

		95,616,114

Total U.S. Government & Federal Agencies (Cost $207,179,732)		202,911,359

Total Long-Term Bonds (Cost $298,673,869)		293,054,206

	Shares
Exchange-Traded Funds 2.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	30,080	3,375,878
iShares Long-Term Corporate Bond ETF (e)	13,305	742,685
iShares Short-Term Corporate Bond ETF	80,533	4,158,724

Total Exchange-Traded Funds (Cost $8,424,623)		8,277,287

	Principal Amount
Short-Term Investments 2.7%
Other Commercial Paper 0.7%
Henkel Corp. 2.15%, due 11/1/18 (a)(f)	$2,000,000	2,000,000

Total Other Commercial Paper (Cost $2,000,000)		2,000,000

	Principal Amount	Value
Repurchase Agreement 2.0%
RBC Capital Markets 2.18%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $6,029,365 (Collateralized by United States Treasury securities with rates between 1.875% and 2.50% and maturity dates between 1/31/22 and 1/15/29, with a Principal Amount of $5,253,900 and a Market Value of $6,150,005)	$6,029,000	$6,029,000

Total Repurchase Agreement (Cost $6,029,000)		6,029,000

Total Short-Term Investments (Cost $8,029,000)		8,029,000

Total Investments (Cost $315,127,492)	101.2%	309,360,493
Other Assets, Less Liabilities	(1.2)	(3,787,739)
Net Assets	100.0%	$305,572,754

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate - Rate shown was the rate in effect as of October 31, 2018.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2018, the total net market value of these securities was $6,829,846, which represented 2.2% of the Fund's net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $614,020 and the Fund received non-cash collateral in the amount of $629,750 (See Note 2(J)).

(f)	Current yield as of October 31, 2018.

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	8	December 2018	$1,688,029	$1,685,250	$(2,779)
5-Year United States Treasury Note	52	December 2018	5,880,026	5,843,906	(36,120)
10-Year United States Treasury Note	17	December 2018	2,024,877	2,013,438	(11,439)
10-Year United States Treasury Ultra Note	7	December 2018	880,011	875,766	(4,245)
United States Treasury Long Bond	(26)	December 2018	(3,765,838)	(3,591,250)	174,588
United States Treasury Ultra Bond	23	December 2018	3,640,386	3,432,031	(208,355)

			$10,347,491	$10,259,141	$(88,350)

1.	As of October 31, 2018, cash in the amount of $101,176 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund's assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,926,274	$—	$1,926,274
Corporate Bonds	—	76,301,313	—	76,301,313
Foreign Government Bonds	—	4,674,890	—	4,674,890
Mortgage-Backed Securities	—	6,231,605	—	6,231,605
Municipal Bonds	—	1,008,765	—	1,008,765
U.S. Government & Federal Agencies	—	202,911,359	—	202,911,359

Total Long-Term Bonds	—	293,054,206	—	293,054,206

Exchange-Traded Funds	8,277,287	—	—	8,277,287
Short-Term Investments
Other Commercial Paper	—	2,000,000	—	2,000,000
Repurchase Agreement	—	6,029,000	—	6,029,000

Total Short-Term Investments	—	8,029,000	—	8,029,000

Total Investments in Securities	8,277,287	301,083,206	—	309,360,493

Other Financial Instruments
Futures Contracts (b)	174,588	—	—	174,588

Total Investments in Securities and Other Financial Instruments	$8,451,875	$301,083,206	$—	$309,535,081

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(262,938)	$—	$—	$(262,938)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $315,127,492) including securities on loan of $614,020	$309,360,493
Cash collateral on deposit at broker for futures contracts	101,176
Cash	26,853
Receivables:
Investment securities sold	3,444,622
Interest	1,788,236
Fund shares sold	40,365
Securities lending income	816
Other assets	16,088

Total assets	314,778,649

Liabilities
Payables:
Investment securities purchased	8,999,553
Manager (See Note 3)	64,113
Variation margin on futures contracts	53,837
Fund shares redeemed	30,831
Custodian	14,766
Transfer agent (See Note 3)	12,182
Professional fees	10,221
Shareholder communication	7,952
NYLIFE Distributors (See Note 3)	4,361
Trustees	677
Accrued expenses	4,738
Dividend payable	2,664

Total liabilities	9,205,895

Net assets	$305,572,754

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,256
Additional paid-in capital	312,485,481

312,515,737
Total distributable earnings (loss)	(6,942,983)

Net assets	$305,572,754

Class A
Net assets applicable to outstanding shares	$17,506,430

Shares of beneficial interest outstanding	1,734,948

Net asset value per share outstanding	$10.09
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.40

Investor Class
Net assets applicable to outstanding shares	$2,850,315

Shares of beneficial interest outstanding	280,917

Net asset value per share outstanding	$10.15
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.46

Class I
Net assets applicable to outstanding shares	$285,216,009

Shares of beneficial interest outstanding	28,239,756

Net asset value and offering price per share outstanding	$10.10

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$5,288,044
Dividends	140,056
Securities lending	2,538
Other	456

Total income	5,431,094

Expenses
Manager (See Note 3)	461,590
Transfer agent (See Note 3)	69,535
Professional fees	66,052
Distribution/Service—Class A (See Note 3)	49,562
Distribution/Service—Investor Class (See Note 3)	7,210
Registration	48,203
Custodian	20,505
Shareholder communication	12,116
Trustees	4,318
Miscellaneous	12,399

Total expenses before waiver/reimbursement	751,490
Expense waiver/reimbursement from Manager (See Note 3)	(5,987)

Net expenses	745,503

Net investment income (loss)	4,685,591

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,079,837)
Futures transactions	(43,434)

Net realized gain (loss) on investments and futures transactions	(1,123,271)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,327,009)
Futures contracts	(76,294)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,403,303)

Net realized and unrealized gain (loss) on investments and futures transactions	(9,526,574)

Net increase (decrease) in net assets resulting from operations	$(4,840,983)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,685,591	$4,183,163
Net realized gain (loss) on investments and futures transactions	(1,123,271)	1,097,183
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,403,303)	(5,950,867)

Net increase (decrease) in net assets resulting from operations	(4,840,983)	(670,521)

Distributions to shareholders(1):
Distributions:
Class A	(524,171)
Investor Class	(67,150)
Class I	(4,675,913)

	(5,267,234)

Dividends to shareholders from net investment income:
Class A		(570,151)
Investor Class		(92,471)
Class I		(3,518,646)

		(4,181,268)

Net realized gains:
Class A		(429,862)
Investor Class		(64,266)
Class I		(2,093,678)

		(2,587,806)

Total dividends and distributions to shareholders	(5,267,234)	(6,769,074)

Capital share transactions:
Net proceeds from sale of shares	236,043,152	42,512,767
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,215,595	6,692,433
Cost of shares redeemed	(60,679,628)	(144,650,521)

Increase (decrease) in net assets derived from capital share transactions	180,579,119	(95,445,321)

Net increase (decrease) in net assets	170,470,902	(102,884,916)

Net Assets
Beginning of year	135,101,852	237,986,768

End of year(2)	$305,572,754	$135,101,852

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $228,093 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.66	$11.01	$10.99		$11.12	$10.98

Net investment income (loss)	0.24	0.23	0.23		0.23	0.23
Net realized and unrealized gain (loss) on investments	(0.54)	(0.22)	0.14		(0.08)	0.15

Total from investment operations	(0.30)	0.01	0.37		0.15	0.38

Less dividends and distributions:
From net investment income	(0.24)	(0.23)	(0.24)		(0.25)	(0.24)
From net realized gain on investments	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.27)	(0.36)	(0.35)		(0.28)	(0.24)

Net asset value at end of year	$10.09	$10.66	$11.01		$10.99	$11.12

Total investment return (a)	(2.82%)	0.23%	3.50%		1.34%	3.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%	2.13%	2.09	%(b)	2.00%	2.10%
Net expenses (c)	0.63%	0.71%	0.67	%(d)	0.74%	0.74%
Portfolio turnover rate (e)	103%	89%	89%		155%	131%
Net assets at end of year (in 000’s)	$17,506	$22,258	$36,822		$38,662	$42,368

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)	The portfolio turnover rates not including mortgage dollar rolls are 72%, 82%, 76%, 90% and 56% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.71	$11.06	$11.04		$11.17	$11.03

Net investment income (loss)	0.21	0.22	0.21		0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.53)	(0.23)	0.14		(0.08)	0.15

Total from investment operations	(0.32)	(0.01)	0.35		0.13	0.36

Less dividends and distributions:
From net investment income	(0.21)	(0.21)	(0.22)		(0.23)	(0.22)
From net realized gain on investments	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.24)	(0.34)	(0.33)		(0.26)	(0.22)

Net asset value at end of year	$10.15	$10.71	$11.06		$11.04	$11.17

Total investment return (a)	(2.99%)	(0.01%)	3.31%		1.16%	3.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	1.92%	1.92	%(b)	1.82%	1.92%
Net expenses (c)	0.92%	0.92%	0.84	%(d)	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.13%	0.98%	0.98%		0.98%	0.97%
Portfolio turnover rate (e)	103%	89%	89%		155%	131%
Net assets at end of year (in 000’s)	$2,850	$3,094	$5,381		$4,617	$4,811

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)	The portfolio turnover rates not including mortgage dollar rolls are 72%, 82%, 76%, 90% and 56% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.67	$11.02	$11.00		$11.13	$10.99

Net investment income (loss)	0.25	0.28	0.27		0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.52)	(0.23)	0.14		(0.08)	0.15

Total from investment operations	(0.27)	0.05	0.41		0.18	0.42

Less dividends and distributions:
From net investment income	(0.27)	(0.27)	(0.28)		(0.28)	(0.28)
From net realized gain on investments	(0.03)	(0.13)	(0.11)		(0.03)	—

Total dividends and distributions	(0.30)	(0.40)	(0.39)		(0.31)	(0.28)

Net asset value at end of year	$10.10	$10.67	$11.02		$11.00	$11.13

Total investment return (a)	(2.57%)	0.53%	3.86%		1.69%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.44%	2.43	%(b)	2.33%	2.43%
Net expenses (c)	0.37%	0.40%	0.32	%(d)	0.40%	0.41%
Expenses (before waiver/reimbursement) (c)	0.37%	0.46%	0.50%		0.49%	0.49%
Portfolio turnover rate (e)	103%	89%	89%		155%	131%
Net assets at end of year (in 000’s)	$285,216	$109,750	$195,784		$244,618	$290,617

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)	The portfolio turnover rates not including mortgage dollar rolls are 72%, 82%, 76%, 90% and 56% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

29

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

30	MainStay Indexed Bond Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs , which are subject to management fees and other fees that may increase the costs of investing in ETFs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the

31

Notes to Financial Statements (continued)

repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, repurchase agreements are shown in the Portfolio of Investments

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the

Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $614,020 and had received non-cash collateral of $629,750.

(K)  Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities.

32	MainStay Indexed Bond Fund

The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$174,588	$174,588

Total Fair Value		$174,588	$174,588

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(262,938)	$(262,938)

Total Fair Value		$(262,938)	$(262,938)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(43,434)	$(43,434)

Total Realized Gain (Loss)		$(43,434)	$(43,434)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(76,294)	$(76,294)

Total Change in Unrealized Appreciation (Depreciation)		$(76,294)	$(76,294)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$9,094,439	$9,094,439
Futures Contracts Short	$(4,038,840)	$(4,038,840)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

33

Notes to Financial Statements (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points for Class A, to Class T. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $461,590 and waived its fees and/or reimbursed expenses in the amount of $5,987.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,552 and $934, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $8.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$7,023
Investor Class	15,279
Class I	47,233

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable

34	MainStay Indexed Bond Fund

derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$315,402,564	$1,006,891	$(7,048,962)	$(6,042,071)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$123,263	$(1,021,511)	$(2,664)	$(6,042,071)	$(6,942,983)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $1,021,511 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$429	$592

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$4,793,604	$4,916,869
Long-Term Capital Gain	473,630	1,852,205
Total	$5,267,234	$6,769,074

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $276,418 and $161,469, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $79,886 and $23,043, respectively.

35

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	354,572	$3,680,025
Shares issued to shareholders in reinvestment of dividends and distributions	48,772	505,646
Shares redeemed	(761,164)	(7,903,587)

Net increase (decrease) in shares outstanding before conversion	(357,820)	(3,717,916)
Shares converted into Class A (See Note 1)	15,799	164,919
Shares converted from Class A (See Note 1)	(11,791)	(120,681)

Net increase (decrease)	(353,812)	$(3,673,678)

Year ended October 31, 2017:
Shares sold	347,518	$3,707,203
Shares issued to shareholders in reinvestment of dividends and distributions	90,553	956,782
Shares redeemed	(1,876,264)	(19,918,719)

Net increase (decrease) in shares outstanding before conversion	(1,438,193)	(15,254,734)
Shares converted into Class A (See Note 1)	194,674	2,079,514
Shares converted from Class A (See Note 1)	(13,524)	(143,380)

Net increase (decrease)	(1,257,043)	$(13,318,600)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	40,427	$420,964
Shares issued to shareholders in reinvestment of dividends and distributions	6,267	65,322
Shares redeemed	(50,583)	(528,523)

Net increase (decrease) in shares outstanding before conversion	(3,889)	(42,237)
Shares converted into Investor Class (See Note 1)	11,734	120,681
Shares converted from Investor Class (See Note 1)	(15,712)	(164,919)

Net increase (decrease)	(7,867)	$(86,475)

Year ended October 31, 2017:
Shares sold	57,342	$613,067
Shares issued to shareholders in reinvestment of dividends and distributions	14,557	154,644
Shares redeemed	(87,409)	(934,613)

Net increase (decrease) in shares outstanding before conversion	(15,510)	(166,902)
Shares converted into Investor Class (See Note 1)	11,473	122,342
Shares converted from Investor Class (See Note 1)	(193,612)	(2,079,514)

Net increase (decrease)	(197,649)	$(2,124,074)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	22,563,231	$231,942,163
Shares issued to shareholders in reinvestment of dividends and distributions	449,803	4,644,627
Shares redeemed	(5,062,324)	(52,247,518)

Net increase (decrease)	17,950,710	$184,339,272

Year ended October 31, 2017:
Shares sold	3,572,244	$38,192,497
Shares issued to shareholders in reinvestment of dividends and distributions	527,462	5,581,007
Shares redeemed	(11,585,726)	(123,797,189)

Net increase (decrease) in shares outstanding before conversion	(7,486,020)	(80,023,685)
Shares converted into Class I (See Note 1)	1,985	21,038

Net increase (decrease)	(7,484,035)	$(80,002,647)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Indexed Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Indexed Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

37

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $473,727 as long term capital gain distributions.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

38	MainStay Indexed Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay Indexed Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

41

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay Indexed Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716014 MS293-18	MSIN11-12/18 (NYLIM) NL228

MainStay MacKay Total Return Bond Fund (Formerly known as MainStay Total Return Bond Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–7.15 –2.78%	0.61 1.54%	3.78 4.26%	0.94 0.94%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.36 –2.99	0.56 1.49	3.69 4.17	1.03 1.03
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–8.39 –3.64	0.38 0.75	3.39 3.39	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–4.59 –3.64	0.75 0.75	3.40 3.40	1.78 1.78
Class I Shares	No Sales Charge		1/2/1991	–2.49	1.88	4.60	0.67
Class R1 Shares	No Sales Charge		6/29/2012	–2.59	1.78	1.94	0.77
Class R2 Shares	No Sales Charge		6/29/2012	–2.83	1.50	1.66	1.02
Class R3 Shares	No Sales Charge		2/29/2016	–3.08	1.37	1.37	1.27
Class R6 Shares	No Sales Charge		12/29/2014	–2.42	1.38	1.38	0.54

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–2.05%	1.83%	3.94%
Morningstar Intermediate-Term Bond Category Average[5]	–1.87	1.79	4.55

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$993.70	$4.52	$1,020.67	$4.58	0.90%

Investor Class Shares	$1,000.00	$993.10	$5.22	$1,019.96	$5.30	1.04%

Class B Shares	$1,000.00	$989.20	$8.97	$1,016.18	$9.10	1.79%

Class C Shares	$1,000.00	$989.30	$8.98	$1,016.18	$9.10	1.79%

Class I Shares	$1,000.00	$995.20	$3.02	$1,022.18	$3.06	0.60%

Class R1 Shares	$1,000.00	$995.70	$3.52	$1,021.68	$3.57	0.70%

Class R2 Shares	$1,000.00	$993.40	$4.77	$1,020.42	$4.84	0.95%

Class R3 Shares	$1,000.00	$992.20	$6.03	$1,019.16	$6.11	1.20%

Class R6 Shares	$1,000.00	$996.60	$2.67	$1,022.53	$2.70	0.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 6/1/31–6/1/57

2.	United States Treasury Notes, 2.875%–3.00%, due 10/31/20–8/15/28

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 8/1/33–9/1/48

4.	United States Treasury Bonds, 3.125%–4.375%, due 11/15/39–5/15/48
5.	Morgan Stanley, 2.625%–6.25%, due 1/25/21–7/22/38

6.	Bank of America Corp., 3.248%–6.30%, due 6/17/19–12/20/28

7.	JPMorgan Chase & Co., 2.95%–5.50%, due 5/1/23–10/15/40

8.	Citigroup, Inc., 2.50%–5.30%, due 7/29/19–5/6/44

9.	Goldman Sachs Group, Inc., 3.00%–6.75%, due 4/26/22–10/1/37

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 7/15/28–12/1/47

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Total Return Bond Fund returned –2.49%, underperforming the –2.05% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares also underperformed the –1.87% return of the Morningstar Intermediate-Term Bond Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

Treasury yields rose across the yield curve,3 though less so in longer maturities. Higher rates on the short-end of the curve reflect the market’s response to two effects: the policy committee of the Federal Reserve raising its federal funds target rate four times to forestall an overheated economy, and ballooning Treasury issuance funding the budget deficit. More modest increases on the long-end of the curve reflect restrained inflation, trade policy flux and the failure of aggregate demand to pressure resource capacity.

The stock market tempered its momentum as investors questioned the durability of the current business cycle and the ability of corporations to absorb such headwinds as a weaker dollar and higher financing costs. Swayed by similar effects, corporate-bond spreads4 widened.

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, primarily due to the Fund’s overweight position in the financial sector. Financials (such as bonds issued by banks) tended to lag during the period.

The Fund’s underweight position in securitized product (mortgage- and asset-backed securities) had mixed results. On the positive side, the posture aided performance relative to the benchmark because mortgage- and asset-backed spreads widened to comparable-duration5 U.S. Treasury securities. On the negative side, the Fund’s underweight position dampened the Fund’s yield.

Three factors bolstered the Fund’s relative performance. First, Treasury yields rose, on average, during the period. With its shorter duration, the Fund was less sensitive than the benchmark to this change. Second, overweight positions in credit-related product (investment-grade corporate bonds; high-yield corporate bonds) offered a healthy yield advantage to comparable-duration U.S. Treasury securities. The yield advantage offset the downside effects of spread widening in the credit sectors. Third, a pairs trade, in which we shorted the 10-year Italian government bond (BTPS) and took an equivalent long position in the 10-year German Bund, performed admirably as the yield gap between BTPS and Bunds widened.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

As detailed above, the Fund executed a Bunds/BTPS synthetic pairs trade using overseas treasury futures, which positively contributed to performance. (Contributions take weightings and total returns into account.) We used U.S. Treasury futures for duration and yield-curve management.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Total Return Bond Fund was renamed MainStay MacKay Total Return Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017. Effective October 18, 2018, Stephen Cianci and Neil Moriarty were added as portfolio managers of the Fund. For more information on this change, refer to the supplement dated October 18, 2018.

What was the Fund’s duration strategy during the reporting period?

The Fund and benchmark durations were relatively unchanged over the period, hovering near 5.8 years and 6.0 years, respectively. We maintained the Fund’s duration shorter than the benchmark to buffer the Fund against higher U.S. Treasury yields.

Duration posture influences total return in two ways: a price-sensitivity effect and a yield effect. Given its shorter duration, we believe that the portfolio is less sensitive than the benchmark to changes in Treasury yields. Accordingly, as Treasury yields rose, the short-duration posture advantaged performance relative to the benchmark and longer-duration peers. The yield effect, however, was a performance headwind, as the presence of the Treasury futures, as well as the portfolio’s overall shorter duration, dampened the portfolio’s yield.

1.	Louis Cohen will serve as a portfolio manager of the Fund until on or about December 31, 2018.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

For corporate bonds, the Fund’s better-performing holdings included communications companies (such as AT&T, Time Warner, Verizon and Comcast) and health care companies (such as CVS and Zoetis), which rationalized capacity via integration. Aerospace and defense holdings (such as KLX and Textron) benefited from economic growth.

On the negative side, the possibility of higher interest rates and slower loan growth pinching margins and profitability detracted from the performance of the banking sector, undermining returns from companies such as Goldman Sachs, Citigroup and JP Morgan. Higher consumer loan rates and trade tensions weighed on consumer-related entities such as Ford and General Motors. Emerging market credits, such as Pemex, were slowed by the prospect of higher funding rates as Treasury yields rose. Finally, higher mortgage rates depressed housing affordability, hampering the outlook for homebuilders, such as TriPointe, which were also hurt by the increased costs of construction materials due to trade tariffs.

How did the Fund’s sector weightings change during the reporting period?

As we entered the period, we began to reduce the Fund’s credit-risk exposure due to richer valuations and economic headwinds. The Fund accomplished this by rotating roughly 4% of assets from high-yield corporate bonds to U.S. Treasury securities, AAA-rated6 commercial mortgage backed-securities and AAA-rated asset-backed securities.

How was the Fund positioned at the end of the reporting period?

Relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund finished the period overweight in high-yield credit and high-grade credit. Offsetting the sector overweights were underweights in U.S. Treasury securities, agency debentures and residential mortgage-backed securities. The Fund’s weightings in asset-backed securities and commercial mortgage-backed securities were similar to the benchmark. Our sector allocation commits capital to credit-sensitive sectors, and de-emphasizes lower-yielding sectors (such as Treasurys, agency debentures and cash) and sectors sensitive to interest-rate volatility (such as residential mortgage-backed securities).

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 0.9%
Automobile Asset-Backed Securities 0.1%
BMW Floorplan Master Owner Trust Series 2018-1, Class A1 3.15%, due 5/15/23 (a)	$1,680,000	$1,672,288

Credit Cards 0.6%
American Express Credit Account Master Trust Series 2018-9, Class A 2.66% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	3,250,000	3,252,929
Citibank Credit Card Issuance Trust Series 2018-A6, Class A6 3.21%, due 12/7/24	3,880,000	3,859,178

		7,112,107

Other Asset-Backed Securities 0.2%
Verizon Owner Trust Series 2018-1A, Class A1A 2.82%, due 9/20/22 (a)	2,475,000	2,457,332

Total Asset-Backed Securities (Cost $11,275,495)		11,241,727

Corporate Bonds 54.6%
Aerospace & Defense 0.6%
Harris Corp. 5.054%, due 4/27/45	3,000,000	3,089,201
KLX, Inc. 5.875%, due 12/1/22 (a)	4,395,000	4,526,850

		7,616,051

Agriculture 0.9%
Altria Group, Inc.
5.375%, due 1/31/44	700,000	712,777
9.25%, due 8/6/19	2,838,000	2,972,415
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,056,385
Philip Morris International, Inc.
4.25%, due 11/10/44	2,100,000	1,890,585
4.375%, due 11/15/41	1,075,000	982,129
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	742,250

		10,356,541

Airlines 0.5%
American Airlines, Inc. Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	5,837,633	5,539,909

	Principal Amount	Value
Auto Manufacturers 0.8%
Ford Motor Co.
7.45%, due 7/16/31	$400,000	$420,974
9.215%, due 9/15/21	2,355,000	2,661,181
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	2,703,594
General Motors Co. 5.20%, due 4/1/45	2,860,000	2,476,348
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,620,000	1,605,663

		9,867,760

Auto Parts & Equipment 0.1%
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)	1,065,000	1,064,904

Banks 11.7%
Bank of America Corp.
3.248%, due 10/21/27	5,450,000	5,005,573
3.30%, due 1/11/23	680,000	664,780
3.419%, due 12/20/28 (c)	468,000	431,263
3.50%, due 4/19/26	2,750,000	2,615,841
3.593%, due 7/21/28 (c)	2,300,000	2,161,747
3.705%, due 4/24/28 (c)	5,000,000	4,744,831
4.25%, due 10/22/26	6,900,000	6,706,904
5.125%, due 6/17/19 (c)(d)	2,075,000	2,069,812
6.30%, due 3/10/26 (c)(d)	1,500,000	1,580,625
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (c)(d)	1,325,000	1,250,469
Barclays PLC
2.75%, due 11/8/19	3,740,000	3,713,902
5.20%, due 5/12/26	2,500,000	2,426,557
Citigroup, Inc.
2.50%, due 7/29/19	5,880,000	5,860,950
3.40%, due 5/1/26	1,950,000	1,830,241
3.70%, due 1/12/26	4,190,000	4,006,544
3.887%, due 1/10/28 (c)	3,489,000	3,336,499
4.05%, due 7/30/22	580,000	582,480
5.30%, due 5/6/44	2,314,000	2,331,484
Discover Bank
7.00%, due 4/15/20	1,340,000	1,399,823
8.70%, due 11/18/19	474,000	497,657
Goldman Sachs Group, Inc.
3.00%, due 4/26/22	11,325,000	11,023,392
3.50%, due 11/16/26	4,305,000	4,021,553
6.75%, due 10/1/37	1,610,000	1,879,306
Huntington National Bank 3.55%, due 10/6/23	1,820,000	1,794,394
JPMorgan Chase & Co.
2.95%, due 10/1/26	4,870,000	4,462,581
3.375%, due 5/1/23	6,500,000	6,337,701
3.782%, due 2/1/28 (c)	3,900,000	3,751,687

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
4.005%, due 4/23/29 (c)	$4,000,000	$3,878,355
5.50%, due 10/15/40	745,000	819,267
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	7,891,977
Morgan Stanley
2.625%, due 11/17/21	5,755,000	5,581,441
3.591%, due 7/22/28 (c)	6,850,000	6,415,116
3.875%, due 1/27/26	380,000	367,403
3.971%, due 7/22/38 (c)	1,035,000	935,246
4.875%, due 11/1/22	3,945,000	4,069,796
5.00%, due 11/24/25	4,535,000	4,636,934
5.75%, due 1/25/21	5,000,000	5,227,050
6.25%, due 8/9/26	2,000,000	2,208,491
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	5,985,000	5,898,470
6.00%, due 12/19/23	280,000	287,711
Santander Holdings USA, Inc. 4.40%, due 7/13/27	1,108,000	1,034,089
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,286,502
Wells Fargo & Co. 5.375%, due 11/2/43	265,000	272,821
Wells Fargo Bank N.A.
2.60%, due 1/15/21	3,865,000	3,790,791
5.85%, due 2/1/37	555,000	621,357

		141,711,413

Beverages 1.1%
Constellation Brands, Inc.
3.875%, due 11/15/19	5,000,000	5,031,289
4.50%, due 5/9/47	2,740,000	2,453,833
4.75%, due 11/15/24	1,905,000	1,951,320
PepsiCo, Inc. 2.00%, due 4/15/21	4,565,000	4,428,761

		13,865,203

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	1,991,501
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	3,962,503

		5,954,004

Building Materials 0.9%
Masco Corp. 3.50%, due 11/15/27	5,000,000	4,534,876
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	4,742,400
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	1,979,600

		11,256,876

	Principal Amount	Value
Chemicals 1.8%
Air Liquide Finance S.A. (a)
1.375%, due 9/27/19	$3,625,000	$3,571,270
1.75%, due 9/27/21	2,470,000	2,355,671
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	5,665,000	5,262,785
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,280,216
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,130,000
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	3,095,000	3,118,213

		21,718,155

Commercial Services 0.2%
United Rentals North America, Inc.
5.50%, due 5/15/27	1,485,000	1,408,894
5.875%, due 9/15/26	1,380,000	1,352,400

		2,761,294

Computers 0.7%
Apple, Inc.
1.55%, due 8/4/21	2,215,000	2,118,704
3.85%, due 8/4/46	1,605,000	1,466,879
Dell International LLC / EMC Corp. 3.48%, due 6/1/19 (a)	4,880,000	4,886,109

		8,471,692

Cosmetics & Personal Care 0.5%
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (a)	3,815,000	3,748,237
Unilever Capital Corp. 1.375%, due 7/28/21	2,450,000	2,325,822

		6,074,059

Diversified Financial Services 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	3,690,000	3,599,263
4.50%, due 5/15/21	1,240,000	1,253,385
Air Lease Corp.
3.25%, due 3/1/25	3,700,000	3,434,173
4.25%, due 9/15/24	6,445,000	6,354,663
Ally Financial, Inc.
7.50%, due 9/15/20	166,000	175,960
8.00%, due 11/1/31	3,580,000	4,304,950
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	2,944,224
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,496,333
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,316,781
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,727,256

		27,606,988

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.6%
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	$1,645,000	$1,523,804
5.90%, due 12/1/21	3,000,000	3,147,187
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	3,000,000	3,185,489
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	1,375,000	1,364,393
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,265,748
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,006,365
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,328,960

		18,821,946

Electronics 0.5%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,138,112

Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	4,605,000	4,368,875

Food 1.8%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,375,000	4,238,427
Mondelez International Holdings Netherlands B.V. (a)
1.625%, due 10/28/19	4,170,000	4,100,510
2.00%, due 10/28/21	4,495,000	4,277,964
Nestle Holdings, Inc. 4.00%, due 9/24/48 (a)	2,395,000	2,241,256
Post Holdings, Inc. 5.00%, due 8/15/26 (a)	1,735,000	1,600,537
Smithfield Foods, Inc. 2.70%, due 1/31/20 (a)	1,840,000	1,808,447
Tyson Foods, Inc. 5.15%, due 8/15/44	3,000,000	2,967,561

		21,234,702

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,000,000	3,980,000

Forest Products & Paper 0.1%
Georgia-Pacific LLC 2.539%, due 11/15/19 (a)	1,665,000	1,652,381

	Principal Amount	Value
Gas 0.4%
Atmos Energy Corp. 4.30%, due 10/1/48	$1,465,000	$1,425,457
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	2,755,352
Southern California Gas Co. 3.20%, due 6/15/25	915,000	884,940

		5,065,749

Health Care—Products 1.0%
Becton Dickinson & Co. 3.363%, due 6/6/24	6,075,000	5,804,778
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	6,508,265

		12,313,043

Health Care—Services 0.4%
Anthem, Inc. 4.65%, due 1/15/43	1,895,000	1,789,718
Cigna Corp. 3.25%, due 4/15/25	2,755,000	2,594,553

		4,384,271

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,288,668

Home Builders 0.8%
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,377,706
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	2,969,325

		9,347,031

Home Furnishing 0.7%
Whirlpool Corp. 4.85%, due 6/15/21	8,850,000	9,056,070

Insurance 2.8%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,032,797
American International Group, Inc. 4.20%, due 4/1/28	1,950,000	1,872,371
AXA Equitable Holdings, Inc. 4.35%, due 4/20/28 (a)	5,025,000	4,801,553
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	600,000	602,939
Liberty Mutual Group, Inc. (a)
4.25%, due 6/15/23	2,020,000	2,026,500
6.50%, due 5/1/42	3,675,000	4,281,707
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,458,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Metropolitan Life Global Funding I 1.95%, due 9/15/21 (a)	$3,840,000	$3,675,428
Protective Life Corp. 7.375%, due 10/15/19	4,180,000	4,339,781
Protective Life Global Funding 2.161%, due 9/25/20 (a)	2,500,000	2,443,045
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	3,643,691
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,234,430

		34,413,196

Internet 1.1%
Alibaba Group Holding, Ltd. 3.40%, due 12/6/27	5,000,000	4,564,163
Amazon.com, Inc. 5.20%, due 12/3/25	3,000,000	3,248,339
Match Group, Inc. 5.00%, due 12/15/27 (a)	4,285,000	4,081,462
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (a)	2,000,000	1,925,696

		13,819,660

Iron & Steel 0.5%
ArcelorMittal 7.00%, due 10/15/39	3,100,000	3,430,438
Vale Overseas, Ltd. 6.875%, due 11/21/36	2,280,000	2,531,461

		5,961,899

Lodging 0.4%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,075,000

Media 2.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	4,000,000	4,046,877
Comcast Corp.
3.70%, due 4/15/24	1,584,900	1,578,511
3.95%, due 10/15/25	2,086,600	2,083,151
4.25%, due 10/15/30	1,435,000	1,415,350
Grupo Televisa S.A.B. 6.125%, due 1/31/46	2,500,000	2,528,908
NBC Universal Media LLC 5.15%, due 4/30/20	7,900,000	8,115,090
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,218,176
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,173,050

	Principal Amount	Value
Media (continued)
Warner Media LLC 3.80%, due 2/15/27	$5,660,000	$5,303,374

		30,462,487

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	2,740,538
Teck Resources, Ltd. 8.50%, due 6/1/24 (a)	1,441,000	1,563,485

		4,304,023

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,645,250
Textron Financial Corp. 4.049% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	5,685,000	4,860,675

		10,505,925

Oil & Gas 2.9%
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,829,002
Concho Resources, Inc. 4.30%, due 8/15/28	3,090,000	3,014,997
Continental Resources, Inc. 5.00%, due 9/15/22	4,199,000	4,240,276
Marathon Petroleum Corp.
5.00%, due 9/15/54	2,080,000	1,922,539
6.50%, due 3/1/41	1,580,000	1,773,288
Petrobras Global Finance B.V. 7.375%, due 1/17/27	8,100,000	8,394,435
Petroleos Mexicanos 6.75%, due 9/21/47	6,955,000	5,969,476
Valero Energy Corp.
6.125%, due 2/1/20	3,216,000	3,324,520
6.625%, due 6/15/37	4,000,000	4,580,283

		35,048,816

Packaging & Containers 0.3%
WestRock Co. (a)
3.00%, due 9/15/24	2,400,000	2,252,165
3.375%, due 9/15/27	1,000,000	916,917

		3,169,082

Pharmaceuticals 1.2%
Bayer U.S. Finance II LLC 3.50%, due 6/25/21 (a)	1,920,000	1,907,798
CVS Health Corp.
2.80%, due 7/20/20	6,880,000	6,810,207
4.78%, due 3/25/38	750,000	721,658
5.05%, due 3/25/48	750,000	731,296
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(e)	52,991	54,749

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Zoetis, Inc.
3.25%, due 8/20/21	$395,000	$392,965
3.25%, due 2/1/23	3,885,000	3,805,366

		14,424,039

Pipelines 2.0%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	1,491,000	1,537,594
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,656,565
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	414,953
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,408,382
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,214,590
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,500,000

		23,732,084

Real Estate Investment Trusts 1.7%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,265,000	1,295,193
Boston Properties, L.P. 3.20%, due 1/15/25	4,050,000	3,847,824
Crown Castle International Corp.
3.20%, due 9/1/24	5,580,000	5,269,808
5.25%, due 1/15/23	126,000	131,396
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,549,267
Ventas Realty, L.P. / Ventas Capital Corp. 4.25%, due 3/1/22	1,370,000	1,392,024
Welltower, Inc.
3.75%, due 3/15/23	570,000	563,591
5.25%, due 1/15/22	2,445,000	2,543,091

		20,592,194

Retail 1.9%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,038,181
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	5,685,044
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,101,071
QVC, Inc. 4.85%, due 4/1/24	1,550,000	1,528,312
Walmart, Inc. 3.125%, due 6/23/21	2,115,000	2,114,154

		22,466,762

	Principal Amount	Value
Semiconductors 0.6%
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	$3,825,000	$3,791,531
Qorvo, Inc. 5.50%, due 7/15/26 (a)	3,400,000	3,408,500

		7,200,031

Software 1.1%
Microsoft Corp.
2.00%, due 8/8/23	3,540,000	3,317,122
2.40%, due 8/8/26	2,500,000	2,279,975
4.10%, due 2/6/37	2,090,000	2,094,193
MSCI, Inc. 4.75%, due 8/1/26 (a)	2,865,000	2,764,725
salesforce.com, Inc. 3.25%, due 4/11/23	3,000,000	2,966,899

		13,422,914

Telecommunications 3.2%
AT&T, Inc.
3.514% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	3,645,000	3,655,111
3.80%, due 3/1/24	5,920,000	5,809,941
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	959,102
Level 3 Financing, Inc.
5.375%, due 1/15/24	2,160,000	2,138,400
5.375%, due 5/1/25	1,845,000	1,801,181
Rogers Communications, Inc.
3.625%, due 12/15/25	1,360,000	1,311,904
4.30%, due 2/15/48	750,000	694,887
Sprint Capital Corp. 6.875%, due 11/15/28	1,170,000	1,150,987
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (a)
3.36%, due 3/20/23	5,467,500	5,412,825
4.738%, due 9/20/29	3,205,000	3,200,994
T-Mobile USA, Inc. 6.375%, due 3/1/25	500,000	515,625
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	486,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,220,927
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,950,000	3,738,951
Verizon Communications, Inc. 5.15%, due 9/15/23	1,955,000	2,074,389

		38,171,224

Toys, Games & Hobbies 0.2%
Hasbro, Inc.
5.10%, due 5/15/44	1,350,000	1,214,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies (continued)
Hasbro, Inc. (continued)
6.35%, due 3/15/40	$1,500,000	$1,569,485

		2,783,935

Total Corporate Bonds (Cost $675,531,359)		659,068,968

Mortgage-Backed Securities 1.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.9%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.511% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	59,004	56,751
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.03% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)(f)	3,710,000	3,707,621
COMM Mortgage Trust Series 2013-CR8, Class A4 3.334%, due 6/10/46	2,697,326	2,669,893
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,362,381	2,447,948
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,250,000	3,314,198
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,239,000	3,140,721
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.749%, due 6/15/36	3,450,000	3,373,462
Series 2018-AUS, Class A 4.058%, due 7/17/36	3,950,000	3,929,714

		22,640,308

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.13% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(e)(f)(h)	239,263	223,017

Total Mortgage-Backed Securities (Cost $23,178,666)		22,863,325

	Principal Amount	Value
U.S. Government & Federal Agencies 41.1%
Fannie Mae (Collateralized Mortgage Obligation) 0.2%
Series 2018-26, Class P 3.50%, due 8/25/46	$2,394,118	$2,378,748
Series 1991-66, Class J 8.125%, due 6/25/21	72	75

		2,378,823

Federal Home Loan Mortgage Corporation 0.3%
Federal Home Loan Mortgage Corporation Series 4759, Class MA 3.00%, due 9/15/45	3,362,158	3,264,567

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.4%
2.50%, due 8/1/46	5,639,567	5,159,808
3.00%, due 2/1/46	4,748,802	4,510,442
3.00%, due 4/1/47	14,000,000	13,262,980
3.00%, due 12/1/47	3,000,000	2,839,489
3.50%, due 12/1/41	5,610,674	5,511,440
3.50%, due 5/1/42	4,904,077	4,817,628
3.50%, due 2/1/43	5,104,466	5,014,255
3.50%, due 5/1/43	2,087,219	2,050,092
3.50%, due 5/1/44	7,312,050	7,182,894
3.50%, due 5/1/46	4,551,252	4,445,722
4.00%, due 1/1/41	1,678,563	1,693,637
4.00%, due 2/1/41	1,293,615	1,305,237
4.00%, due 4/1/41	815,379	822,699
4.00%, due 11/1/41	1,420,000	1,432,785
4.00%, due 6/1/42	3,551,838	3,585,729
4.00%, due 8/1/44	6,124,839	6,179,728
4.00%, due 3/1/46	6,150,575	6,162,208
4.00%, due 8/1/48	9,873,498	9,880,460
4.349% (1 Year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (b)	41,179	43,359
4.50%, due 9/1/39	240,926	248,695
4.50%, due 1/1/40	1,528,258	1,583,580
4.50%, due 12/1/40	1,230,393	1,274,896
4.50%, due 5/1/41	1,134,514	1,175,614
4.50%, due 6/1/41	4,743,557	4,915,021
4.50%, due 8/1/41	2,019,349	2,091,841
4.50%, due 7/1/48	9,753,971	9,995,266
4.50%, due 9/1/48	6,000,752	6,156,617
5.00%, due 8/1/33	116,608	123,437
6.00%, due 3/1/36	36,089	39,695
6.50%, due 4/1/37	76,743	85,367

		113,590,621

Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.1%
2.50%, due 7/1/46	5,994,402	5,483,723
3.00%, due 12/1/37	2,649,564	2,546,461

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 5/1/38	$5,307,078	$5,099,776
3.00%, due 1/1/45	3,790,000	3,612,741
3.00%, due 12/1/47	3,020,000	2,860,823
3.00%, due 6/1/57	6,077,502	5,694,545
3.50%, due 2/1/43	1,630,000	1,601,140
3.50%, due 5/1/43	4,500,068	4,418,718
3.50%, due 7/1/43	4,367,206	4,290,309
3.50%, due 12/1/44	1,610,000	1,581,495
3.50%, due 11/1/45	4,723,671	4,617,943
3.50%, due 3/1/46	9,160,000	9,002,111
3.50%, due 9/1/48	2,310,000	2,269,101
4.00%, due 7/1/38	2,905,541	2,941,063
4.00%, due 8/1/38	1,912,791	1,936,945
4.00%, due 10/1/38	7,610,000	7,712,416
4.00%, due 1/1/41	2,183,580	2,202,610
4.00%, due 2/1/41	190,952	192,517
4.00%, due 1/1/42	5,367,117	5,407,898
4.00%, due 3/1/42	6,532,202	6,575,085
4.00%, due 7/1/42	1,173,607	1,182,526
4.00%, due 1/1/43	3,045,979	3,058,796
4.00%, due 11/1/43	6,248,326	6,340,145
4.00%, due 1/1/46	7,350,000	7,403,772
4.00%, due 6/1/48	9,746,825	9,751,506
4.00%, due 9/1/48	5,819,034	5,821,858
4.50%, due 6/1/39	2,778,985	2,877,993
4.50%, due 9/1/39	1,772,846	1,835,943
4.50%, due 1/1/40	332,023	343,950
4.50%, due 8/1/40	575,293	596,013
4.50%, due 9/1/40	5,061,164	5,243,454
4.50%, due 2/1/41	2,560,000	2,658,755
4.50%, due 4/1/41	770,421	801,614
4.50%, due 8/1/42	12,400,000	12,856,213
4.50%, due 6/1/48	9,626,369	9,862,595
5.00%, due 10/1/41	3,434,573	3,632,177
5.50%, due 9/1/48	3,050,000	3,273,492
6.00%, due 1/1/33	33,058	36,011
6.00%, due 3/1/33	32,067	34,443
6.00%, due 8/1/34	1,541	1,682
6.00%, due 9/1/35	108,992	120,182
6.00%, due 6/1/36	29,339	31,940
6.00%, due 12/1/36	86,489	94,424
6.00%, due 4/1/37	12,974	13,436
6.00%, due 9/1/37	9,671	10,536
6.00%, due 10/1/37	31,942	33,679
6.00%, due 11/1/37	5,875	6,395
6.00%, due 1/1/38	1,305	1,405
6.00%, due 11/1/38	19,742	21,201
6.50%, due 6/1/31	16,337	17,790
6.50%, due 8/1/31	8,479	9,233
6.50%, due 10/1/31	6,029	6,639

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 6/1/32	$22,087	$24,050
6.50%, due 6/1/36	2,712	2,977
6.50%, due 7/1/36	4,631	5,061
6.50%, due 8/1/36	935	1,018
6.50%, due 11/1/36	36,495	40,611
6.50%, due 2/1/37	11,118	12,107
6.50%, due 7/1/37	4,438	4,833
6.50%, due 8/1/37	21,234	23,122
6.50%, due 9/1/37	35,316	38,456

		158,179,453

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
3.50%, due 8/20/47	5,543,858	5,449,020
3.50%, due 12/1/47 TBA (i)	6,850,000	6,727,717
4.00%, due 11/20/40	277,160	281,514
4.00%, due 12/20/44	2,433,041	2,468,204
6.00%, due 2/15/29	6,936	7,430
6.00%, due 4/15/29	37,881	41,132
6.00%, due 8/15/32	87,858	95,368
6.50%, due 7/15/28	12,224	13,330
6.50%, due 5/15/29	5,847	6,446

		15,090,161

United States Treasury Bonds 6.3%
3.125%, due 5/15/48	65,980,000	62,572,752
4.375%, due 11/15/39	11,655,000	13,475,183

		76,047,935

United States Treasury Notes 10.6%
2.875%, due 10/31/20	45,000,000	44,996,484
2.875%, due 10/31/23	55,360,000	55,072,388
2.875%, due 8/15/28	2,905,000	2,836,120
3.00%, due 10/31/25	25,090,000	24,964,550

		127,869,542

Total U.S. Government & Federal Agencies (Cost $506,662,912)		496,421,102

Total Long-Term Bonds (Cost $1,216,648,432)		1,189,595,122

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	15

Media 0.0%‡
ION Media Networks, Inc. 3/12/10 (e)(f)(h)(j)	2	1,239

Total Common Stocks (Cost $0)		1,254

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Short-Term Investments 3.4%
Affiliated Investment Company 3.2%
MainStay U.S. Government Liquidity Fund, 2.075% (k)	38,712,580	$38,712,580

Total Affiliated Investment Company (Cost $38,712,580)		38,712,580

	Principal Amount
U.S. Governments 0.2%
United States Treasury Bills 2.133%, due 11/15/18 (l)	$2,730,000	2,727,768

Total U.S. Governments (Cost $2,727,768)		2,727,768

Total Short-Term Investments (Cost $41,440,348)		41,440,348

Total Investments (Cost $1,258,088,780)	101.9%	1,231,036,724
Other Assets, Less Liabilities	(1.9)	(22,792,088)
Net Assets	100.0%	$1,208,244,636

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2018.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $279,005, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $3,931,877, which represented 0.3% of the Fund’s net assets. (Unaudited)

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2018.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2018, the total net market value of these securities was $6,727,717, which represented 0.6% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Restricted security. (see Note 2(n))

(k)	Current yield as of October 31, 2018.

(l)	Interest rate shown represents yield to maturity.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	180	December 2018	$38,044,848	$37,918,125	$(126,723)
5-Year United States Treasury Note	(481)	December 2018	(54,528,567)	(54,056,133)	472,434
10-Year United States Treasury Note	(122)	December 2018	(14,451,001)	(14,449,375)	1,626
10-Year United States Treasury Ultra Note	(83)	December 2018	(10,369,598)	(10,384,078)	(14,480)
United States Treasury Long Bond	45	December 2018	6,496,981	6,215,625	(281,356)
United States Treasury Ultra Bond	98	December 2018	15,605,970	14,623,438	(982,532)
Euro-BTP	(22)	December 2018	(3,057,936)	(3,031,063)	26,873
Euro Bund	18	December 2018	3,271,850	3,267,334	(4,516)

			$(18,987,453)	$(19,896,127)	$(908,674)

1.	As of October 31, 2018, cash in the amount of $424,339 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviation is used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,241,727	$—	$11,241,727
Corporate Bonds	—	659,068,968	—	659,068,968
Mortgage-Backed Securities (b)	—	22,640,308	223,017	22,863,325
U.S. Government & Federal Agencies	—	496,421,102	—	496,421,102

Total Long-Term Bonds	—	1,189,372,105	223,017	1,189,595,122

Common Stocks (c)	15	—	1,239	1,254
Short-Term Investments
Affiliated Investment Company	38,712,580	—	—	38,712,580
U.S. Governments	—	2,727,768	—	2,727,768

Total Short-Term Investments	38,712,580	2,727,768	—	41,440,348

Total Investments in Securities	38,712,595	1,192,099,873	224,256	1,231,036,724

Other Financial Instruments
Futures Contracts (d)	500,933	—	—	500,933

Total Investments in Securities and Other Financial Instruments	$39,213,528	$1,192,099,873	$224,256	$1,231,537,657

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (d)	$(1,409,607)	$—	$—	$(1,409,607)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $223,017 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,239 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	$228,293	$—	$—	$23,230	$—	$(28,506)	$—	$—	$223,017	$23,230
Common Stock
Media	1,357	—	—	(118)	—	—	—	—	1,239	(118)

Total	$229,650	$—	$—	$23,112	$—	$(28,506)	$—	$—	$224,256	$23,112

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $1,219,376,200)	$1,192,324,144
Investment in affiliated investment companies, at value (identified cost $38,712,580)	38,712,580
Cash collateral on deposit at broker for futures contracts	424,339
Receivables:
Investment securities sold	26,740,920
Dividends and interest	9,678,823
Fund shares sold	997,935
Other assets	47,057

Total assets	1,268,925,798

Liabilities
Due to custodian	24,380,296
Payables:
Investment securities purchased	34,011,255
Fund shares redeemed	1,431,253
Manager (See Note 3)	486,117
Transfer agent (See Note 3)	217,390
Shareholder communication	45,637
NYLIFE Distributors (See Note 3)	26,537
Professional fees	18,886
Variation margin on futures contracts	16,553
Custodian	11,119
Trustees	3,036
Accrued expenses	18,433
Dividend payable	14,650

Total liabilities	60,681,162

Net assets	$1,208,244,636

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$119,631
Additional paid-in capital	1,276,115,290

1,276,234,921
Total distributable earnings (loss)	(67,990,285)

Net assets	$1,208,244,636

Class A
Net assets applicable to outstanding shares	$44,526,592

Shares of beneficial interest outstanding	4,409,997

Net asset value per share outstanding	$10.10
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.58

Investor Class
Net assets applicable to outstanding shares	$5,513,570

Shares of beneficial interest outstanding	543,081

Net asset value per share outstanding	$10.15
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.63

Class B
Net assets applicable to outstanding shares	$2,987,193

Shares of beneficial interest outstanding	295,513

Net asset value and offering price per share outstanding	$10.11

Class C
Net assets applicable to outstanding shares	$14,837,129

Shares of beneficial interest outstanding	1,466,048

Net asset value and offering price per share outstanding	$10.12

Class I
Net assets applicable to outstanding shares	$1,016,021,922

Shares of beneficial interest outstanding	100,598,746

Net asset value and offering price per share outstanding	$10.10

Class R1
Net assets applicable to outstanding shares	$4,148,030

Shares of beneficial interest outstanding	410,860

Net asset value and offering price per share outstanding	$10.10

Class R2
Net assets applicable to outstanding shares	$73,481

Shares of beneficial interest outstanding	7,280

Net asset value and offering price per share outstanding	$10.09

Class R3
Net assets applicable to outstanding shares	$173,408

Shares of beneficial interest outstanding	17,174

Net asset value and offering price per share outstanding	$10.10

Class R6
Net assets applicable to outstanding shares	$119,963,311

Shares of beneficial interest outstanding	11,882,645

Net asset value and offering price per share outstanding	$10.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$39,708,969
Dividend distributions from affiliated investment companies	436,482
Other	3,913

Total income	40,149,364

Expenses
Manager (See Note 3)	6,017,335
Transfer agent (See Note 3)	1,335,075
Distribution/Service—Class A (See Note 3)	128,279
Distribution/Service—Investor Class (See Note 3)	14,614
Distribution/Service—Class B (See Note 3)	39,009
Distribution/Service—Class C (See Note 3)	179,728
Distribution/Service—Class R2 (See Note 3)	238
Distribution/Service—Class R3 (See Note 3)	340
Registration	137,514
Professional fees	114,168
Shareholder communication	47,736
Trustees	27,079
Custodian	13,096
Shareholder service (See Note 3)	4,256
Miscellaneous	59,763

Total expenses before waiver/reimbursement	8,118,230
Expense waiver/reimbursement from Manager (See Note 3)	(486,355)

Net expenses	7,631,875

Net investment income (loss)	32,517,489

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(17,003,361)
Futures transactions	1,954,073
Foreign currency transactions	239

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(15,049,049)

Net change in unrealized appreciation (depreciation) on:
Investments	(49,142,650)
Futures contracts	(1,249,073)
Translation of other assets and liabilities in foreign currencies	(21,018)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(50,412,741)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(65,461,790)

Net increase (decrease) in net assets resulting from operations	$(32,944,301)

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,517,489	$31,712,371
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(15,049,049)	(413,018)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(50,412,741)	(2,709,363)

Net increase (decrease) in net assets resulting from operations	(32,944,301)	28,589,990

Distributions to shareholders(1):
Class A	(1,202,913)
Investor Class	(128,668)
Class B	(56,075)
Class C	(260,422)
Class I	(26,684,977)
Class R1	(104,327)
Class R2	(2,141)
Class R3	(1,464)
Class R6	(3,577,384)

	(32,018,371)

Dividends to shareholders from net investment income:
Class A		(3,494,316)
Investor Class		(192,918)
Class B		(84,718)
Class C		(346,587)
Class I		(27,638,468)
Class R1		(94,639)
Class R2		(2,833)
Class R3		(1,658)
Class R6		(726)

		(31,856,863)

Distributions to shareholders from return of capital:
Class A	(13,507)	(35,468)
Investor Class	(1,445)	(1,958)
Class B	(630)	(860)
Class C	(2,924)	(3,518)
Class I	(299,624)	(280,535)
Class R1	(1,171)	(961)
Class R2	(24)	(29)
Class R3	(16)	(17)
Class R6	(40,168)	(7)

	(359,509)	(323,353)

Total dividends and distributions to shareholders	(32,377,880)	(32,180,216)

	2018	2017
Capital share transactions:
Net proceeds from sale of shares	$488,740,788	$452,805,322
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	31,592,157	27,812,619
Cost of shares redeemed	(510,892,230)	(490,911,282)

Increase (decrease) in net assets derived from capital share transactions	9,440,715	(10,293,341)

Net increase (decrease) in net assets	(55,881,466)	(13,883,567)

Net Assets
Beginning of year	1,264,126,102	1,278,009,669

End of year(2)	$1,208,244,636	$1,264,126,102

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(25,048) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.64		$10.66		$10.46	$10.82	$10.71

Net investment income (loss)	0.25	(a)	0.29		0.28	0.27	0.34
Net realized and unrealized gain (loss) on investments	(0.54)		(0.06)		0.18	(0.32)	0.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.29)		0.23		0.47	(0.05)	0.46

Less dividends and distributions:
From net investment income	(0.25)		(0.25)		(0.27)	(0.27)	(0.34)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.25)		(0.25)		(0.27)	(0.31)	(0.35)

Net asset value at end of year	$10.10		$10.64		$10.66	$10.46	$10.82

Total investment return (b)	(2.78%)		2.23%		4.56%	(0.43%)	4.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%		2.44%		2.55%	2.56%	3.11%
Net expenses (c)	0.90%		0.91%		1.00%	1.08%	0.86%
Expenses (before waiver/reimbursement) (c)	0.90%		0.94%		1.13%	1.11%	0.96%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$44,527		$55,474		$294,002	$507,633	$324,814

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively.

	Year ended October 31,
Investor Class	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.70		$10.71		$10.51	$10.88	$10.77

Net investment income (loss)	0.24	(a)	0.24		0.29	0.28	0.34
Net realized and unrealized gain (loss) on investments	(0.56)		(0.01)		0.19	(0.33)	0.11
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.32)		0.23		0.49	(0.05)	0.45

Less dividends and distributions:
From net investment income	(0.23)		(0.24)		(0.29)	(0.28)	(0.33)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.23)		(0.24)		(0.29)	(0.32)	(0.34)

Net asset value at end of year	$10.15		$10.70		$10.71	$10.51	$10.88

Total investment return (b)	(2.99%)		2.11%		4.81%	(0.46%)	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27%		2.28%		2.71%	2.64%	3.03%
Net expenses (c)	1.04%		1.00%		0.83%	1.01%	1.01%
Expenses (before waiver/reimbursement) (c)	1.05%		1.03%		0.98%	1.03%	1.10%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$5,514		$6,265		$9,232	$8,350	$7,590

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively.

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.65		$10.67		$10.47	$10.84	$10.72

Net investment income (loss)	0.16	(a)	0.17		0.21	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.55)		(0.03)		0.19	(0.33)	0.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.39)		0.14		0.41	(0.13)	0.37

Less dividends and distributions:
From net investment income	(0.15)		(0.16)		(0.21)	(0.20)	(0.24)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.15)		(0.16)		(0.21)	(0.24)	(0.25)

Net asset value at end of year	$10.11		$10.65		$10.67	$10.47	$10.84

Total investment return (b)	(3.64%)		1.36%		3.95%	(1.21%)	3.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%		1.53%		1.96%	1.89%	2.28%
Net expenses (c)	1.79%		1.75%		1.57%	1.76%	1.76%
Expenses (before waiver/reimbursement) (c)	1.80%		1.78%		1.73%	1.78%	1.85%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$2,987		$4,913		$6,746	$6,205	$6,794

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively.

	Year ended October 31,
Class C	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.66		$10.68		$10.48	$10.85	$10.73

Net investment income (loss)	0.16	(a)	0.17		0.21	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.55)		(0.03)		0.19	(0.33)	0.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.39)		0.14		0.41	(0.13)	0.37

Less dividends and distributions:
From net investment income	(0.15)		(0.16)		(0.21)	(0.20)	(0.24)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.15)		(0.16)		(0.21)	(0.24)	(0.25)

Net asset value at end of year	$10.12		$10.66		$10.68	$10.48	$10.85

Total investment return (b)	(3.64%)		1.36%		3.95%	(1.20%)	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%		1.53%		1.96%	1.89%	2.28%
Net expenses (c)	1.79%		1.75%		1.58%	1.75%	1.76%
Expenses (before waiver/reimbursement) (c)	1.80%		1.78%		1.73%	1.78%	1.85%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$14,837		$20,215		$28,430	$24,259	$26,485

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.64		$10.66		$10.46	$10.83	$10.72

Net investment income (loss)	0.28	(a)	0.28		0.31	0.32	0.37
Net realized and unrealized gain (loss) on investments	(0.54)		(0.01)		0.19	(0.33)	0.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.26)		0.27		0.51	(0.01)	0.49

Less dividends and distributions:
From net investment income	(0.28)		(0.29)		(0.31)	(0.32)	(0.37)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.28)		(0.29)		(0.31)	(0.36)	(0.38)

Net asset value at end of year	$10.10		$10.64		$10.66	$10.46	$10.83

Total investment return (b)	(2.49%)		2.56%		4.96%	(0.05%)	4.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%		2.66%		2.94%	3.05%	3.43%
Net expenses (c)	0.60%		0.60%		0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.65%		0.67%		0.88%	0.86%	0.71%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$1,016,022		$1,173,384		$935,533	$1,021,724	$852,556

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively.

	Year ended October 31,
Class R1	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.64		$10.66		$10.46	$10.83	$10.72

Net investment income (loss)	0.27	(a)	0.27		0.30	0.31	0.36
Net realized and unrealized gain (loss) on investments	(0.54)		(0.01)		0.19	(0.33)	0.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	0.00 ‡	0.00	‡

Total from investment operations	(0.27)		0.26		0.50	(0.02)	0.48

Less dividends and distributions:
From net investment income	(0.27)		(0.28)		(0.30)	(0.31)	(0.36)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.27)		(0.28)		(0.30)	(0.35)	(0.37)

Net asset value at end of year	$10.10		$10.64		$10.66	$10.46	$10.83

Total investment return (b)	(2.59%)		2.46%		4.86%	(0.14%)	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61%		2.58%		2.84%	2.95%	3.31%
Net expenses (c)	0.70%		0.70%		0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.75%		0.77%		0.98%	0.96%	0.81%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$4,148		$3,627		$3,846	$3,907	$34

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018		2017		2016	2015	2014
Net asset value at beginning of year	$10.63		$10.65		$10.46	$10.82	$10.71

Net investment income (loss)	0.24	(a)	0.24		0.31	0.29	0.34
Net realized and unrealized gain (loss) on investments	(0.54)		(0.01)		0.15	(0.33)	0.11
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	(0.30)		0.23		0.46	(0.04)	0.45

Less dividends and distributions:
From net investment income	(0.24)		(0.25)		(0.27)	(0.28)	(0.33)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Return of capital	(0.00	)‡	(0.00	)‡	—	—	—

Total dividends and distributions	(0.24)		(0.25)		(0.27)	(0.32)	(0.34)

Net asset value at end of year	$10.09		$10.63		$10.65	$10.46	$10.82

Total investment return (b)	(2.83%)		2.18%		4.44%	(0.35%)	4.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%		2.32%		2.64%	2.67%	3.09%
Net expenses (c)	0.95%		0.95%		0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	1.00%		1.02%		1.24%	1.20%	1.06%
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%	26	%(d)
Net assets at end of year (in 000’s)	$73		$127		$115	$1,266	$27

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63%, 42% and 23% for the years ended October 31, 2018, 2017 and 2014, respectively

	Year ended October 31,				February 29, 2016** through October 31,
Class R3	2018		2017		2016
Net asset value at beginning of period	$10.64		$10.66		$10.31

Net investment income (loss)	0.22	(a)	0.21		0.15
Net realized and unrealized gain (loss) on investments	(0.54)		(0.01)		0.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01

Total from investment operations	(0.32)		0.20		0.51

Less dividends and distributions:
From net investment income	(0.22)		(0.22)		(0.16)
Return of capital	(0.00	)‡	(0.00	)‡	—

Total dividends and distributions	(0.22)		(0.22)		(0.16)

Net asset value at end of period	$10.10		$10.64		$10.66

Total investment return (b)	(3.08%)		1.93%		4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%		2.07%		2.26%††
Net expenses (c)	1.20%		1.20%		1.20%††
Expenses (before reimbursement/waiver) (c)	1.24%		1.27%		1.48%††
Portfolio turnover rate	95	% (d)	56	%(d)	21%
Net assets at end of period (in 000’s)	$173		$93		$79

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63% and 42% for the years ended October 31, 2018 and 2017, respectively

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,					December 29, 2014** through October 31,
Class R6	2018		2017		2016	2015
Net asset value at beginning of period	$10.64		$10.66		$10.46	$10.71

Net investment income (loss)	0.29	(a)	0.29		0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.54)		(0.02)		0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.01	—

Total from investment operations	(0.25)		0.27		0.52	0.02

Less dividends:
From net investment income	(0.29)		(0.29)		(0.32)	(0.27)
Return of capital	(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.29)		(0.29)		(0.32)	(0.27)

Net asset value at end of period	$10.10		$10.64		$10.66	$10.46

Total investment return (b)	(2.42%)		2.62%		5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%		2.74%		3.02%	3.07%††
Net expenses (c)	0.53%		0.54%		0.53%	0.53%††
Expenses (before waiver/reimbursement) (c)	0.53%		0.54%		0.53%	0.55%††
Portfolio turnover rate	95	% (d)	56	%(d)	21%	28%
Net assets at end of period (in 000’s)	$119,963		$27		$26	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 63% and 42% for the years ended October 31, 2018 and 2017, respectively

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (formerly known as MainStay Total Return Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

29

Notes to Financial Statements (continued)

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

30	MainStay MacKay Total Return Bond Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to

31

Notes to Financial Statements (continued)

shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund

32	MainStay MacKay Total Return Bond Fund

may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2018, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund

33

Notes to Financial Statements (continued)

maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$500,933	$500,933

Total Fair Value		$500,933	$500,933

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,409,607)	$(1,409,607)

Total Fair Value		$(1,409,607)	$(1,409,607)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

34	MainStay MacKay Total Return Bond Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,954,073	$1,954,073

Total Realized Gain (Loss)		$1,954,073	$1,954,073

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,249,073)	$(1,249,073)

Total Change in Unrealized Appreciation (Depreciation)		$(1,249,073)	$(1,249,073)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$82,155,518	$82,155,518
Futures Contracts Short	(88,128,782)	(88,128,782)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class T shares, Class R1 shares, Class R2 shares and Class R3 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $6,017,335 and waived its fees and/or reimbursed expenses in the amount of $486,355.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

35

Notes to Financial Statements (continued)

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$4,093
Class R2	95
Class R3	68

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,223 and $3,756, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,608, $6,653 and $2,052, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$62,195
Investor Class	15,626
Class B	10,417
Class C	48,019
Class I	1,193,646
Class R1	4,978
Class R2	115
Class R3	79

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$574,351	$(535,638)	$—	$—	$38,713	$436	$—	38,713

36	MainStay MacKay Total Return Bond Fund

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$24,223	0.6%
Class R2	27,696	37.7
Class R3	25,876	14.9
Class R6	26,283	0.0‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,258,646,620	$3,282,108	$(30,892,004)	$(27,609,896)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(40,344,720)	$(14,650)	$(27,630,915)	$(67,990,285)

The difference between book-basis and-tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $40,344,720 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$10,892	$29,453

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$32,018,371	$31,856,863
Return of Capital	359,509	323,353
Total	$32,377,880	$32,180,216

Note 5–Restricted Securities

As of October 31, 2018, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	10/31/18 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/12/10	2	$—	$1,239	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments

37

Notes to Financial Statements (continued)

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $998,071 and $967,867, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $166,870 and $151,556, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	646,872	$6,730,274
Shares issued to shareholders in reinvestment of dividends and distributions	105,387	1,090,579
Shares redeemed	(1,591,300)	(16,459,345)

Net increase (decrease) in shares outstanding before conversion	(839,041)	(8,638,492)
Shares converted into Class A (See Note 1)	57,271	595,321
Shares converted from Class A (See Note 1)	(22,900)	(235,989)

Net increase (decrease)	(804,670)	$(8,279,160)

Year ended October 31, 2017:
Shares sold	4,592,999	$48,060,430
Shares issued to shareholders in reinvestment of dividends and distributions	160,443	1,686,491
Shares redeemed	(7,903,014)	(83,292,088)

Net increase (decrease) in shares outstanding before conversion	(3,149,572)	(33,545,167)
Shares converted into Class A (See Note 1)	306,688	3,262,544
Shares converted from Class A (See Note 1)	(19,535,218)	(204,346,894)

Net increase (decrease)	(22,378,102)	$(234,629,517)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	92,112	$961,578
Shares issued to shareholders in reinvestment of dividends and distributions	12,343	128,305
Shares redeemed	(134,085)	(1,397,882)

Net increase (decrease) in shares outstanding before conversion	(29,630)	(307,999)
Shares converted into Investor Class (See Note 1)	35,937	373,239
Shares converted from Investor Class (See Note 1)	(48,997)	(511,997)

Net increase (decrease)	(42,690)	$(446,757)

Year ended October 31, 2017:
Shares sold	142,162	$1,505,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,149	192,205
Shares redeemed	(187,898)	(1,988,073)

Net increase (decrease) in shares outstanding before conversion	(27,587)	(290,684)
Shares converted into Investor Class (See Note 1)	49,834	527,919
Shares converted from Investor Class (See Note 1)	(298,191)	(3,191,457)

Net increase (decrease)	(275,944)	$(2,954,222)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	12,295	$128,294
Shares issued to shareholders in reinvestment of dividends and distributions	4,910	50,891
Shares redeemed	(161,840)	(1,682,708)

Net increase (decrease) in shares outstanding before conversion	(144,635)	(1,503,523)
Shares converted from Class B (See Note 1)	(21,213)	(220,574)

Net increase (decrease)	(165,848)	$(1,724,097)

Year ended October 31, 2017:
Shares sold	24,740	$260,432
Shares issued to shareholders in reinvestment of dividends and distributions	7,121	75,049
Shares redeemed	(172,378)	(1,813,480)

Net increase (decrease) in shares outstanding before conversion	(140,517)	(1,477,999)
Shares converted from Class B (See Note 1)	(30,501)	(321,185)

Net increase (decrease)	(171,018)	$(1,799,184)

38	MainStay MacKay Total Return Bond Fund

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	182,074	$1,911,951
Shares issued to shareholders in reinvestment of dividends and distributions	22,571	233,997
Shares redeemed	(634,539)	(6,587,915)

Net increase (decrease)	(429,894)	$(4,441,967)

Year ended October 31, 2017:
Shares sold	289,312	$3,052,280
Shares issued to shareholders in reinvestment of dividends and distributions	27,502	290,203
Shares redeemed	(1,082,991)	(11,414,685)

Net increase (decrease)	(766,177)	$(8,072,202)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	43,612,068	$454,957,796
Shares issued to shareholders in reinvestment of dividends and distributions	2,547,046	26,362,305
Shares redeemed	(31,247,501)	(327,541,975)

Net increase (decrease) in shares outstanding before conversion	14,911,613	153,778,126
Shares converted from Class I (See Note 1)	(24,584,708)	(254,697,571)

Net increase (decrease)	(9,673,095)	$(100,919,445)

Year ended October 31, 2017:
Shares sold	37,770,017	$399,475,075
Shares issued to shareholders in reinvestment of dividends and distributions	2,414,350	25,467,801
Shares redeemed	(37,156,043)	(391,668,469)

Net increase (decrease) in shares outstanding before conversion	3,028,324	33,274,407
Shares converted into Class I (See Note 1)	19,490,216	204,069,073

Net increase (decrease)	22,518,540	$237,343,480

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	108,665	$1,139,483
Shares issued to shareholders in reinvestment of dividends and distributions	10,210	105,498
Shares redeemed	(49,025)	(509,717)

Net increase (decrease)	69,850	$735,264

Year ended October 31, 2017:
Shares sold	39,032	$412,446
Shares issued to shareholders in reinvestment of dividends and distributions	9,072	95,600
Shares redeemed	(67,990)	(716,989)

Net increase (decrease)	(19,886)	$(208,943)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	209	2,165
Shares redeemed	(4,894)	(50,985)

Net increase (decrease)	(4,685)	$(48,820)

Year ended October 31, 2017:
Shares sold	1,574	$16,598
Shares issued to shareholders in reinvestment of dividends and distributions	272	2,862
Shares redeemed	(669)	(7,017)

Net increase (decrease)	1,177	$12,443

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	14,607	$150,022
Shares issued to shareholders in reinvestment of dividends and distributions	83	865
Shares redeemed	(6,248)	(65,702)

Net increase (decrease)	8,442	$85,185

Year ended October 31, 2017:
Shares sold	1,198	$12,783
Shares issued to shareholders in reinvestment of dividends and distributions	159	1,675
Shares redeemed	(34)	(368)

Net increase (decrease)	1,323	$14,090

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,213,200	$22,761,390
Shares issued to shareholders in reinvestment of dividends and distributions	352,035	3,617,552
Shares redeemed	(15,269,836)	(156,596,001)

Net increase (decrease) in shares outstanding before conversion	(12,704,601)	(130,217,059)
Shares converted into Class R6 (See Note 1)	24,584,708	254,697,571

Net increase (decrease)	11,880,107	$124,480,512

Year ended October 31, 2017:
Shares sold	951	$10,094
Shares issued to shareholders in reinvestment of dividends and distributions	70	733
Shares redeemed	(951)	(10,113)

Net increase (decrease)	70	$714

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for

39

Notes to Financial Statements (continued)

fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay MacKay Total Return Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Mackay Total Return Bond Fund (formerly, MainStay Total Return Bond Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $91,020 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

42	MainStay MacKay Total Return Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay MacKay Total Return Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

45

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay MacKay Total Return Bond Fund

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716155 MS293-18	MSTRB11-12/18 (NYLIM) NL229

MainStay MacKay U.S. Equity Opportunities Fund

(Formerly known as MainStay U.S. Equity Opportunities Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–4.65 0.89%	9.83 11.08%	12.40 13.04%	1.41 1.41%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.71 0.84	9.71 10.95	12.19 12.83	1.49 1.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	–0.83 0.02	10.13 10.13	11.99 11.99	2.25 2.25
Class I Shares	No Sales Charge		6/29/2007	1.14	11.34	13.30	1.16

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Index[3]	6.98%	11.05%	13.42%
Morningstar Large Blend Category Average[4]	5.28	9.44	12.14

3.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$979.40	$8.03	$1,017.09	$8.19	1.61%

Investor Class Shares	$1,000.00	$979.10	$8.23	$1,016.89	$8.39	1.65%

Class C Shares	$1,000.00	$975.10	$11.95	$1,013.11	$12.18	2.40%

Class I Shares	$1,000.00	$980.70	$6.74	$1,018.40	$6.87	1.35%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of October 31, 2018 (Unaudited)

Software	7.4%
IT Services	6.0
Technology Hardware, Storage & Peripherals	6.0
Banks	5.7
Health Care Providers & Services	5.7
Internet & Direct Marketing Retail	4.4
Oil, Gas & Consumable Fuels	4.4
Chemicals	3.1
Specialty Retail	3.1
Interactive Media & Services	3.0
Machinery	3.0
Capital Markets	2.9
Biotechnology	2.8
Food Products	2.3
Pharmaceuticals	2.3
Health Care Equipment & Supplies	2.0
Insurance	1.8
Food & Staples Retailing	1.7
Semiconductors & Semiconductor Equipment	1.7
Aerospace & Defense	1.6
Beverages	1.6
Communications Equipment	1.6
Equity Real Estate Investment Trusts	1.6
Hotels, Restaurants & Leisure	1.6
Automobiles	1.5
Life Sciences Tools & Services	1.5
Textiles, Apparel & Luxury Goods	1.5
Diversified Financial Services	1.4

Electronic Equipment, Instruments & Components	1.4%
Energy Equipment & Services	1.3
Entertainment	1.2
Professional Services	1.2
Real Estate Management & Development	0.9
Road & Rail	0.9
Media	0.7
Wireless Telecommunication Services	0.7
Air Freight & Logistics	0.6
Commercial Services & Supplies	0.6
Diversified Consumer Services	0.6
Diversified Telecommunication Services	0.6
Electric Utilities	0.6
Paper & Forest Products	0.6
Personal Products	0.6
Trading Companies & Distributors	0.6
Leisure Products	0.5
Household Products	0.3
Independent Power & Renewable Electricity Producers	0.1
Multi-Utilities	0.1
Multiline Retail	0.1
Building Products	0.0	‡
Industrial Conglomerates	0.0	‡
Exchange-Traded Funds	–0.8
Short-Term Investment	2.3
Other Assets, Less Liabilities	1.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	JPMorgan Chase & Co.

5.	Bank of America Corp.
6.	Alphabet, Inc., Class A

7.	Facebook, Inc., Class A

8.	Berkshire Hathaway, Inc., Class B

9.	Chevron Corp.

10.	Boeing Co.

Top Short Positions as of October 31, 2018

1.	SPDR S&P 500 ETF Trust

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA,1 and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay U.S. Equity Opportunities Fund returned 1.14%, underperforming the 6.98% return of the Fund’s primary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 5.28% return of the Morningstar Large Blend Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed its primary benchmark, the Russell 1000® Index during the reporting period. The Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. While our quantitative analysis was largely successful in identifying short positions, long stock selection detracted from relative performance during the reporting period.

The most important factor impacting the Fund’s relative performance during the period was the valuation measure. Valuation measures, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, did poorly during the period driven by negative performance across both long and short securities.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay U.S. Equity Opportunities Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s performance relative to the Russell 1000® Index were the energy, consumer discretionary and utilities sectors. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance were the industrials, information technology and health care sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance were communications equipment company Apple, e-commerce company Amazon and infrastructure software company Microsoft. Shares of Apple rose during the reporting period as its products are still dominating their industries in terms of profitability. Amazon delivered strong performance as the company continued to benefit from Chairman and CEO Jeffrey Bezos’ long-term proven record of innovation, and the company’s growth potential in higher-margin businesses. Shares of Microsoft appreciated during this reporting period in response to strong cloud revenue growth and encouraging PC growth.

The stocks that detracted the most from the Fund’s absolute performance were technology & weapons producer Axon Enterprise, solar electricity provider Sunrun and computer parts manufacturer Western Digital. The Fund’s short position in Axon Enterprise was exited during the reporting period as we believed the stock was trading at an unreasonable valuation level. The Fund’s short position in residential solar power installer Sunrun suffered as the stock rose despite a growing list of government limits on economic incentives for residential solar power users. The Fund is still short in this name. Western Digital performed poorly due to both weak memory pricing and softer-than-expected demand. The Fund maintains a long but reduced position as of the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the period, the Fund’s largest purchase was in fast-food restaurant Yum China, while the largest increased position size was in electronics retailer Apple. Yum China was purchased because we believed that it was undervalued in comparison to peers and Apple was purchased because of its strong momentum and large size. The Fund’s largest full sale was in home improvement retailer Lowe’s, while the largest decreased position size was in petroleum refiner Marathon Petroleum because of weaker valuation measures.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposure relative to the Russell 1000® Index were within the energy and information technology sectors. Conversely, the Fund’s largest decreases in

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund.

2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

benchmark-relative sector exposures were within the industrials and materials sectors.

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period overweight, relative to the Russell 1000® Index, in the consumer discretionary and information technology sectors. As of the same date, the Fund was underweight, relative to the benchmark, in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 1.6%
Boeing Co. (a)	33,100	$11,745,866
Huntington Ingalls Industries, Inc.	5,400	1,179,792
Spirit AeroSystems Holdings, Inc., Class A	9,800	823,298
Textron, Inc.	1,700	91,171

		13,840,127

Air Freight & Logistics 0.6%
XPO Logistics, Inc. (a)(b)	53,400	4,772,892

Automobiles 1.5%
General Motors Co. (a)	211,128	7,725,174
Thor Industries, Inc.	70,600	4,916,584

		12,641,758

Banks 5.7%
Bank of America Corp. (a)	505,283	13,895,283
Bank OZK	152,300	4,166,928
Citigroup, Inc. (a)	7,168	469,217
Fifth Third Bancorp	186,900	5,044,431
JPMorgan Chase & Co.	162,819	17,750,527
Wells Fargo & Co. (a)	143,567	7,642,072

		48,968,458

Beverages 1.6%
Coca-Cola Co. (a)	14,189	679,369
Molson Coors Brewing Co., Class B	92,100	5,894,400
PepsiCo., Inc. (a)	60,284	6,774,716

		13,348,485

Biotechnology 2.8%
Amgen, Inc.	48,727	9,394,078
Celgene Corp. (b)	88,000	6,300,800
Gilead Sciences, Inc. (a)	117,400	8,004,332

		23,699,210

Building Products 0.0%‡
Resideo Technologies, Inc. (b)	67	1,403

Capital Markets 2.9%
Ameriprise Financial, Inc.	23,400	2,977,416
Evercore, Inc., Class A	60,000	4,901,400
Lazard, Ltd., Class A	125,840	5,000,882
Legg Mason, Inc.	60,333	1,702,597
LPL Financial Holdings, Inc.	92,000	5,667,200
State Street Corp.	62,200	4,276,250

		24,525,745

Chemicals 3.1%
Chemours Co.	156,300	5,159,463
Huntsman Corp.	240,400	5,259,952
LyondellBasell Industries N.V., Class A (a)	67,093	5,989,392
Mosaic Co. (a)	175,300	5,423,782

	Shares	Value
Chemicals (continued)
Westlake Chemical Corp. (a)	69,800	$4,976,740

		26,809,329

Commercial Services & Supplies 0.6%
Clean Harbors, Inc. (b)	16,600	1,129,464
Waste Management, Inc. (a)	48,000	4,294,560

		5,424,024

Communications Equipment 1.6%
Cisco Systems, Inc. (a)	139,225	6,369,544
EchoStar Corp., Class A (b)	32,543	1,319,618
Juniper Networks, Inc.	201,300	5,892,051

		13,581,213

Diversified Consumer Services 0.6%
H&R Block, Inc.	210,000	5,573,400

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)(b)	59,189	12,150,318

Diversified Telecommunication Services 0.6%
AT&T, Inc. (a)	85,069	2,609,917
Verizon Communications, Inc. (a)	42,538	2,428,494

		5,038,411

Electric Utilities 0.6%
PG&E Corp. (a)	108,300	5,069,523

Electronic Equipment, Instruments & Components 1.4%
CDW Corp.	70,700	6,363,707
Jabil, Inc.	225,041	5,565,264

		11,928,971

Energy Equipment & Services 1.3%
Halliburton Co.	166,200	5,763,816
Patterson-UTI Energy, Inc.	335,800	5,587,712

		11,351,528

Entertainment 1.2%
Lions Gate Entertainment Corp., Class B	16,000	284,640
Netflix, Inc. (b)	10,100	3,047,978
Viacom, Inc., Class B (a)	175,800	5,622,084
Walt Disney Co. (a)	10,800	1,240,164

		10,194,866

Equity Real Estate Investment Trusts 1.6%
Hospitality Properties Trust	110,500	2,831,010
Host Hotels & Resorts, Inc. (a)	297,748	5,689,964
Park Hotels & Resorts, Inc.	116,400	3,383,748
Weyerhaeuser Co. (a)	84,100	2,239,583

		14,144,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.7%
Costco Wholesale Corp. (a)	24,800	$5,670,024
U.S. Foods Holding Corp. (b)	187,700	5,475,209
Walmart, Inc. (a)	34,300	3,439,604

		14,584,837

Food Products 2.3%
Ingredion, Inc.	33,100	3,349,058
Pilgrim’s Pride Corp. (b)	306,700	5,416,322
Seaboard Corp.	47	181,655
TreeHouse Foods, Inc. (b)	113,100	5,152,836
Tyson Foods, Inc., Class A (a)	96,300	5,770,296

		19,870,167

Health Care Equipment & Supplies 2.0%
Abbott Laboratories (a)	75,300	5,191,182
Baxter International, Inc.	92,900	5,807,179
Hill-Rom Holdings, Inc.	14,900	1,252,792
ICU Medical, Inc. (b)	10,900	2,776,557
Varian Medical Systems, Inc. (b)	16,400	1,957,668

		16,985,378

Health Care Providers & Services 5.7%
AmerisourceBergen Corp.	63,400	5,579,200
Anthem, Inc.	26,258	7,235,917
Centene Corp. (b)	44,400	5,786,208
CVS Health Corp.	17,900	1,295,781
Humana, Inc. (a)	20,900	6,696,569
Molina Healthcare, Inc. (b)	41,000	5,197,570
UnitedHealth Group, Inc. (a)	43,854	11,461,243
WellCare Health Plans, Inc. (b)	19,200	5,299,008

		48,551,496

Hotels, Restaurants & Leisure 1.6%
Chipotle Mexican Grill, Inc. (b)	6,900	3,176,277
Darden Restaurants, Inc.	40,800	4,347,240
Yum China Holdings, Inc.	177,300	6,396,984

		13,920,501

Household Products 0.3%
Procter & Gamble Co. (a)	24,659	2,186,760

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	50,900	742,122

Industrial Conglomerates 0.0%‡
Honeywell International, Inc. (a)	400	57,928

Insurance 1.8%
Allstate Corp.	34,697	3,321,197
MetLife, Inc. (a)	31,000	1,276,890
Progressive Corp.	66,100	4,607,170

	Shares	Value
Insurance (continued)
Prudential Financial, Inc. (a)	68,902	$6,461,629

		15,666,886

Interactive Media & Services 3.0%
Alphabet, Inc., Class A (b)	12,737	13,890,718
Facebook, Inc., Class A (b)	80,900	12,279,811

		26,170,529

Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc. (b)	16,023	25,604,914
eBay, Inc. (b)	13,300	386,099
Expedia Group, Inc.	49,132	6,162,627
Qurate Retail, Inc. (b)	262,100	5,750,474

		37,904,114

IT Services 6.0%
Accenture PLC, Class A (a)	28,711	4,525,428
Alliance Data Systems Corp. (a)	26,500	5,463,770
Automatic Data Processing, Inc. (a)	15,000	2,161,200
Broadridge Financial Solutions, Inc.	6,300	736,722
Conduent, Inc. (b)	233,700	4,463,670
CoreLogic, Inc. (b)	27,600	1,121,112
Euronet Worldwide, Inc. (b)	14,864	1,652,579
First Data Corp., Class A (b)	251,900	4,720,606
Leidos Holdings, Inc.	63,000	4,081,140
Mastercard, Inc., Class A (a)	31,700	6,266,139
PayPal Holdings, Inc. (a)(b)	21,000	1,767,990
Sabre Corp.	231,000	5,694,150
Teradata Corp. (b)	1,500	54,600
Visa, Inc., Class A (a)	60,900	8,395,065

		51,104,171

Leisure Products 0.5%
Brunswick Corp.	85,600	4,450,344

Life Sciences Tools & Services 1.5%
Bruker Corp.	58,400	1,829,672
IQVIA Holdings, Inc. (b)	48,200	5,925,226
PRA Health Sciences, Inc. (b)	55,400	5,366,598

		13,121,496

Machinery 3.0%
Allison Transmission Holdings, Inc.	69,800	3,076,784
Caterpillar, Inc. (a)	30,100	3,651,732
Cummins, Inc. (a)	39,200	5,358,248
Oshkosh Corp.	69,200	3,884,888
Terex Corp.	153,900	5,138,721
Trinity Industries, Inc.	149,000	4,253,950

		25,364,323

Media 0.7%
CBS Corp.	54,200	3,108,370
DISH Network Corp., Class A (a)(b)	104,900	3,224,626

		6,332,996

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities 0.1%
SCANA Corp.	27,700	$1,109,385

Multiline Retail 0.1%
Macy’s, Inc.	20,800	713,232

Oil, Gas & Consumable Fuels 4.4%
Chevron Corp. (a)	108,659	12,131,777
ConocoPhillips (a)	112,200	7,842,780
HollyFrontier Corp.	87,619	5,909,026
Marathon Petroleum Corp. (a)	15,786	1,112,124
Newfield Exploration Co. (b)	23,600	476,720
ONEOK, Inc.	54,700	3,588,320
Valero Energy Corp.	67,459	6,144,840
Whiting Petroleum Corp. (b)	8,200	305,860

		37,511,447

Paper & Forest Products 0.6%
Domtar Corp.	113,400	5,251,554

Personal Products 0.6%
Nu Skin Enterprises, Inc., Class A	67,700	4,753,894

Pharmaceuticals 2.3%
Catalent, Inc. (b)	24,200	976,228
Johnson & Johnson (a)	69,692	9,756,183
Mylan N.V. (b)	178,638	5,582,437
Pfizer, Inc. (a)	77,511	3,337,624

		19,652,472

Professional Services 1.2%
ManpowerGroup, Inc.	70,098	5,347,777
Nielsen Holdings PLC	56,300	1,462,674
Robert Half International, Inc.	54,200	3,280,726

		10,091,177

Real Estate Management & Development 0.9%
CBRE Group, Inc., Class A (a)(b)	62,600	2,522,154
Jones Lang LaSalle, Inc.	41,800	5,528,468

		8,050,622

Road & Rail 0.9%
J.B. Hunt Transport Services, Inc. (a)	18,000	1,990,980
Ryder System, Inc.	82,700	4,574,137
Schneider National, Inc., Class B	70,600	1,544,022

		8,109,139

Semiconductors & Semiconductor Equipment 1.7%
Applied Materials, Inc. (a)	81,600	2,683,008
Lam Research Corp.	3,600	510,228
Micron Technology, Inc. (a)(b)	170,300	6,423,716
MKS Instruments, Inc.	44,500	3,279,205
NVIDIA Corp. (a)	8,200	1,728,806

		14,624,963

	Shares	Value
Software 7.4%
Adobe, Inc. (b)	6,000	$1,474,560
Cadence Design Systems, Inc. (b)	9,100	405,587
CDK Global, Inc.	39,400	2,255,256
Dell Technologies, Inc., Class V (b)	63,600	5,748,804
LogMeIn, Inc.	40,400	3,479,248
Microsoft Corp. (a)	264,808	28,284,143
Oracle Corp. (a)	204,162	9,971,272
salesforce.com, Inc. (a)(b)	18,600	2,552,664
Symantec Corp.	287,200	5,212,680
VMware, Inc., Class A (b)	32,200	4,552,758

		63,936,972

Specialty Retail 3.1%
Advance Auto Parts, Inc.	34,800	5,559,648
Best Buy Co., Inc.	82,600	5,795,216
Burlington Stores, Inc. (b)	12,100	2,075,029
Dick’s Sporting Goods, Inc.	162,743	5,756,220
Foot Locker, Inc.	115,600	5,449,384
Home Depot, Inc. (a)	10,629	1,869,429

		26,504,926

Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc. (a)	188,970	41,357,974
HP, Inc. (a)	274,800	6,633,672
NetApp, Inc.	26,900	2,111,381
Western Digital Corp.	42,600	1,834,782

		51,937,809

Textiles, Apparel & Luxury Goods 1.5%
Michael Kors Holdings, Ltd. (a)(b)	91,729	5,082,704
Ralph Lauren Corp. (a)	22,848	2,961,329
Tapestry, Inc.	88,600	3,748,666
Under Armour, Inc., Class A (a)(b)	45,400	1,003,794

		12,796,493

Trading Companies & Distributors 0.6%
United Rentals, Inc. (b)	28,700	3,446,009
W.W. Grainger, Inc.	4,900	1,391,453

		4,837,462

Wireless Telecommunication Services 0.7%
Sprint Corp. (b)	356,400	2,181,168
Telephone & Data Systems, Inc.	81,900	2,524,977
United States Cellular Corp. (b)	31,200	1,490,424

		6,196,569

Total Common Stocks (Cost $757,999,538)		836,156,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Short-Term Investment 2.3%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 1.75% (c)	19,350,380	$19,350,380

Total Short-Term Investment (Cost $19,350,380)		19,350,380

Total Investments, Before Investments Sold Short (Cost $777,349,918)	99.7%	855,506,510

Exchange-Traded Funds Sold Short (0.8%)
Exchange-Traded Funds (0.8%)
SPDR S&P 500 ETF Trust	(23,992)	(6,492,955)

Total Investments Sold Short (Proceeds $6,443,738)		(6,492,955)

Total Investments, Net of Investments Sold Short (Cost $770,906,180)	98.9%	849,013,555

Other Assets, Less Liabilities	1.1	9,310,681
Net Assets	100.0%	$858,324,236

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(H)).

(b)	Non-income producing security.

(c)	Current yield as of October 31, 2018.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2018 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	22nd Century Group, Inc.	1 month LIBOR BBA minus 24.50%	7/19/2019	Monthly	$(354)	$34,517
Citigroup	2U, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,993)	762,341
Citigroup	AAC Holdings, Inc.	1 month LIBOR BBA minus 1.00%	7/19/2019	Monthly	(762)	338,382
Citigroup	Acacia Communications, Inc.	1 month LIBOR BBA minus 1.25%	7/19/2019	Monthly	(2,292)	144,946
Citigroup	Accelerate Diagnostics, Inc.	1 month LIBOR BBA minus 7.00%	7/19/2019	Monthly	(3,778)	1,374,874
Citigroup	Aclaris Therapeutics, Inc.	1 month LIBOR BBA minus 1.00%	7/19/2019	Monthly	(2,444)	981,007
Citigroup	Agios Pharmaceuticals, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,807)	708,863
Citigroup	Akcea Therapeutics, Inc.	1 month LIBOR BBA minus 11.50%	7/19/2019	Monthly	(1,869)	214,887
Citigroup	Alnylam Pharmaceuticals, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,283)	233,227
Citigroup	Ambarella, Inc.	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(1,034)	49,864
Citigroup	Amkor Technology, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	269	46,300
Citigroup	Amphastar Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,208	69,340
Citigroup	Amyris, Inc.	1 month LIBOR BBA minus 3.80%	7/19/2019	Monthly	(960)	30,932
Citigroup	Applied Optoelectronics, Inc.	1 month LIBOR BBA minus 2.75%	7/19/2019	Monthly	(2,477)	500,055
Citigroup	At Home Group, Inc.	1 month LIBOR BBA minus 0.70%	7/19/2019	Monthly	(2,809)	375,027
Citigroup	B&G Foods, Inc.	1 month LIBOR BBA minus 6.25%	7/19/2019	Monthly	(583)	84,531
Citigroup	Babcock & Wilcox Enterprises, Inc.	1 month LIBOR BBA minus 2.15%	7/19/2019	Monthly	(149)	86,756
Citigroup	Biogen, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,746	276,101

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	BJ’s Restaurants, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	$3,107	$41,080
Citigroup	Bluebird Bio, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,655)	752,813
Citigroup	Brighthouse Financial, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,581)	124,717
Citigroup	Bristow Group, Inc.	1 month LIBOR BBA minus 0.79%	7/19/2019	Monthly	(172)	6,580
Citigroup	Cactus, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(605)	20,106
Citigroup	Caesars Entertainment Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,782)	720,594
Citigroup	Camping World Holdings, Inc., Class A	1 month LIBOR BBA minus 35.00%	7/19/2019	Monthly	(3,750)	988,313
Citigroup	CARBO Ceramics, Inc.	1 month LIBOR BBA minus 5.00%	7/19/2019	Monthly	(2,822)	1,152,980
Citigroup	Carvana Co.	1 month LIBOR BBA minus 1.40%	7/19/2019	Monthly	(1,599)	487,306
Citigroup	Century Aluminum Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,970)	1,456,448
Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,419)	165,223
Citigroup	Cohu, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	135	4,659
Citigroup	Collegium Pharmaceutical, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,500	15,573
Citigroup	Comcast Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	10,953	761,105
Citigroup	Community Health Systems Inc	1 month LIBOR BBA minus 0.68%	7/19/2019	Monthly	(338)	3,524
Citigroup	Conn’s, Inc.	1 month LIBOR BBA minus 1.25%	7/19/2019	Monthly	(1,029)	209,408
Citigroup	Core-Mark Holding Co., Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	201	9,998
Citigroup	Crocs, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	383	33,645
Citigroup	Crown Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,833)	146,454
Citigroup	Diamondback Energy, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,672)	156,438
Citigroup	elf Beauty, Inc.	1 month LIBOR BBA minus 2.95%	7/19/2019	Monthly	(1,814)	622,651
Citigroup	Endo International PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,261	942,080
Citigroup	Endologix, Inc.	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(132)	106,341
Citigroup	Energous Corp.	1 month LIBOR BBA minus 15.00%	7/19/2019	Monthly	(19)	5,995
Citigroup	Energy Recovery, Inc.	1 month LIBOR BBA minus 2.25%	7/19/2019	Monthly	(422)	32,742
Citigroup	Entercom Communications, Class A	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(3,141)	427,993
Citigroup	EQT Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,849)	1,310,690
Citigroup	Evolus, Inc.	1 month LIBOR BBA minus 5.80%	7/19/2019	Monthly	(739)	89,044
Citigroup	Fitbit, Inc., Class A	1 month LIBOR BBA minus 0.54%	7/19/2019	Monthly	(3,943)	614,497
Citigroup	Floor & Decor Holdings, Inc., Class A	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(5,445)	2,512,097
Citigroup	ForeScout Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,188)	120,349
Citigroup	Forum Energy Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(4,310)	1,148,927
Citigroup	Frank’s International N.V.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(3,208)	201,517
Citigroup	FTS International, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	876	79,853
Citigroup	Funko, Inc.	1 month LIBOR BBA minus 3.80%	7/19/2019	Monthly	(1,216)	63,831
Citigroup	Garrett Motion, Inc.	1 month LIBOR BBA minus 2.70%	7/19/2019	Monthly	(993)	19,885
Citigroup	Genesco, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,302	96,280
Citigroup	Gentex Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,591)	7,187
Citigroup	GrafTech International Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(404)	642
Citigroup	Graphic Packaging Holding Co.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,785)	230,249
Citigroup	GTT Communications, Inc.	1 month LIBOR BBA minus 7.70%	7/19/2019	Monthly	(2,439)	119,222
Citigroup	Haemonetics Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,348	292,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Halcon Resources Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(3,520)	$775,263
Citigroup	Hecla Mining Co.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(649)	90,556
Citigroup	Horizon Pharma PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,186	95,279
Citigroup	Ichor Holdings Ltd.	1 month LIBOR BBA minus 1.04%	7/19/2019	Monthly	(1,705)	141,061
Citigroup	Impinj, Inc.	1 month LIBOR BBA minus 7.25%	7/19/2019	Monthly	(1,425)	91,506
Citigroup	Innoviva, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	490	12,266
Citigroup	Insight Enterprises, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,092	65,717
Citigroup	Integer Holdings Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,030	370,869
Citigroup	Interactive Brokers Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,017)	157,924
Citigroup	International Game Technology PLC	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,011)	26,270
Citigroup	Intra-Cellular Therapies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,327)	282,908
Citigroup	JC Penney Co., Inc.	1 month LIBOR BBA minus 13.00%	7/19/2019	Monthly	(1,425)	202,057
Citigroup	Kosmos Energy Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(374)	117,449
Citigroup	LGI Homes, Inc.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(4,710)	985,129
Citigroup	Liberty Media Corp., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,537)	50,755
Citigroup	Liberty Media Corp., Class C	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(929)	85,473
Citigroup	Lumber Liquidators Holdings, Inc.	1 month LIBOR BBA minus 0.65%	7/19/2019	Monthly	(5,149)	2,285,143
Citigroup	MACOM Technology Solutions Holdings, Inc.	1 month LIBOR BBA minus 1.20%	7/19/2019	Monthly	(347)	12,551
Citigroup	Match Group, Inc.	1 month LIBOR BBA minus 1.45%	7/19/2019	Monthly	(3,434)	109,854
Citigroup	Matrix Service Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,582	122,669
Citigroup	Mattel, Inc.	1 month LIBOR BBA minus 0.90%	7/19/2019	Monthly	(3,957)	755,525
Citigroup	Merck & Co, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,069	122,752
Citigroup	Meta Financial Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(197)	45,585
Citigroup	Multi-Color Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,864)	381,703
Citigroup	Navient Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,602)	482,161
Citigroup	NetScout Systems, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,214	96,440
Citigroup	Neurocrine Biosciences, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,022)	41,472
Citigroup	Newell Brands, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(4,729)	1,606,701
Citigroup	NRG Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,969	643,621
Citigroup	Ocular Therapeutix, Inc.	1 month LIBOR BBA minus 3.25%	7/19/2019	Monthly	(1,916)	730,205
Citigroup	OFG BanCorp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,484	226,664
Citigroup	Omeros Corp.	1 month LIBOR BBA minus 2.85%	7/19/2019	Monthly	(1,443)	527,759
Citigroup	Orthofix Medical, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	338	44,154
Citigroup	Overstock.com, Inc.	1 month LIBOR BBA minus 2.80%	7/19/2019	Monthly	(660)	163,277
Citigroup	Pacira Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,692	879,162
Citigroup	Paratek Pharmaceuticals, Inc.	1 month LIBOR BBA minus 2.05%	7/19/2019	Monthly	(522)	92,607
Citigroup	PlayAGS, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(173)	3,802
Citigroup	Pulse Biosciences, Inc.	1 month LIBOR BBA minus 13.50%	7/19/2019	Monthly	(700)	146,802
Citigroup	Pure Storage, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,541)	282,866
Citigroup	QuinStreet, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	767	156,567
Citigroup	Redfin Corp.	1 month LIBOR BBA minus 7.90%	7/19/2019	Monthly	(3,904)	583,549
Citigroup	Renewable Energy Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,989	203,775

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Ring Energy, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(2,262)	$990,493
Citigroup	Royal Gold, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,637)	569,557
Citigroup	Sage Therapeutics, Inc.	1 month LIBOR BBA minus 0.50%	7/19/2019	Monthly	(2,617)	418,125
Citigroup	Sanmina Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	544	22,659
Citigroup	Scorpio Tankers, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(4,939)	1,729,682
Citigroup	Seattle Genetics, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,855)	273,424
Citigroup	Senseonics Holdings, Inc.	1 month LIBOR BBA minus 3.05%	7/19/2019	Monthly	(1,395)	132,408
Citigroup	Shoe Carnival, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	806	28,588
Citigroup	ShotSpotter, Inc.	1 month LIBOR BBA minus 1.50%	7/19/2019	Monthly	(1,131)	136,728
Citigroup	Sientra, Inc.	1 month LIBOR BBA minus 1.80%	7/19/2019	Monthly	(386)	1,046
Citigroup	SMART Global Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(932)	29,867
Citigroup	Solaris Oilfield Infrastructure, Class A	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(3,135)	380,574
Citigroup	Southern Copper Corp.	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(892)	79,575
Citigroup	SPS Commerce, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,843	91,225
Citigroup	SunPower Corp.	1 month LIBOR BBA minus 16.10%	7/19/2019	Monthly	(3,618)	619,278
Citigroup	Supernus Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	937	32,772
Citigroup	Surgery Partners, Inc.	1 month LIBOR BBA minus 4.00%	7/19/2019	Monthly	(344)	42,091
Citigroup	Switch, Inc., Class A	1 month LIBOR BBA minus 0.75%	7/19/2019	Monthly	(1,795)	496,888
Citigroup	Team, Inc.	1 month LIBOR BBA minus 1.70%	7/19/2019	Monthly	(2,115)	156,833
Citigroup	Tellurian, Inc.	1 month LIBOR BBA minus 4.25%	7/19/2019	Monthly	(3,298)	198,371
Citigroup	Tempur Sealy International, Inc.	1 month LIBOR BBA minus 0.80%	7/19/2019	Monthly	(2,327)	262,159
Citigroup	TESARO, Inc.	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(2,282)	639,929
Citigroup	Textainer Group Holdings Ltd.	1 month LIBOR BBA minus 0.86%	7/19/2019	Monthly	(70)	17,424
Citigroup	The Middleby Corp.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(3,291)	215,942
Citigroup	TherapeuticsMD, Inc.	1 month LIBOR BBA minus 3.10%	7/19/2019	Monthly	(4,148)	1,104,879
Citigroup	Theravance Biopharma, Inc.	1 month LIBOR BBA minus 1.25%	7/19/2019	Monthly	(1,297)	149,145
Citigroup	Tile Shop Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,233)	401,430
Citigroup	TransEnterix, Inc.	1 month LIBOR BBA minus 20.65%	7/19/2019	Monthly	(1,510)	493,572
Citigroup	Trimble, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(35)	5,309
Citigroup	Trupanion, Inc.	1 month LIBOR BBA minus 3.50%	7/19/2019	Monthly	(4,607)	1,639,016
Citigroup	Universal Corp./VA	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	320	5,952
Citigroup	USA Technologies, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(270)	170,675
Citigroup	Valvoline, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,404)	193,226
Citigroup	ViewRay, Inc.	1 month LIBOR BBA minus 2.55%	7/19/2019	Monthly	(3,361)	185,884
Citigroup	Visteon Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(637)	147,404
Citigroup	Warrior Met Coal, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,830	320,476
Citigroup	Weatherford International PLC	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(3,296)	1,471,400
Citigroup	Welbilt, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,719)	29,356
Citigroup	Zillow Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(798)	103,721
Citigroup	Zillow Group, Inc., Class C	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,048)	397,118
Citigroup	Zogenix, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(3,798)	388,113
					$(165,259)	$51,683,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

Open OTC total return equity swap contracts as of October 31, 2018 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	AbbVie, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	$10,321	$(1,513,721)
Citigroup	Abercrombie & Fitch Co., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,240	(982,953)
Citigroup	Acadia Healthcare Co, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(888)	(147,443)
Citigroup	Albemarle Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,412)	(88,711)
Citigroup	Alphabet, Inc., Class C	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	16,571	(1,271,926)
Citigroup	Altisource Portfolio Solutions S.A.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	582	(107,468)
Citigroup	Ambac Financial Group, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,623)	(50,384)
Citigroup	AMC Entertainment Holdings Inc	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,448	(86,073)
Citigroup	Anadarko Petroleum Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,799	(615,389)
Citigroup	ANI Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,719	(483,597)
Citigroup	Argan, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(642)	(18,446)
Citigroup	Ascena Retail Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,381	(134,909)
Citigroup	Assertio Therapeutics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,035	(668,391)
Citigroup	Atkore International Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,221	(442,635)
Citigroup	Atlassian Corp. PLC, Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,083)	(17,427)
Citigroup	Basic Energy Services, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	598	(221,217)
Citigroup	Casa Systems, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,002)	(19,711)
Citigroup	Centennial Resource Development, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,859)	(265,939)
Citigroup	Chico’s FAS, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,446	(458,450)
Citigroup	Cincinnati Bell, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	461	(5,859)
Citigroup	Cloud Peak Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	169	(91,415)
Citigroup	Coca-Cola Bottling Co., Consolidated	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	683	(25,075)
Citigroup	CONMED Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	139	(11,117)
Citigroup	Customers BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,740	(587,736)
Citigroup	Cutera, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	201	(95,452)
Citigroup	Dean Foods Co.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,804	(167,797)
Citigroup	Delek US Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,511	(826,395)
Citigroup	Denbury Resources, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,722	(674,890)
Citigroup	Dermira, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(1,586)	(309,078)
Citigroup	Diebold Nixdorf, Inc.	1 month LIBOR BBA minus 7.50%	7/19/2019	Monthly	(371)	(3,636)
Citigroup	Diplomat Pharmacy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,444	(431,542)
Citigroup	Dollar Tree, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(209)	(1,995)
Citigroup	Dorman Products, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(1,164)	(155,195)
Citigroup	Endocyte, Inc.	1 month LIBOR BBA minus 2.40%	7/19/2019	Monthly	(1,483)	(558,371)
Citigroup	Enova International, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	241	(80,193)
Citigroup	Enphase Energy, Inc.	1 month LIBOR BBA minus 4.25%	7/19/2019	Monthly	(334)	(5,543)
Citigroup	Essendant, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	66	(15,004)
Citigroup	Exact Sciences Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,879)	(307,796)
Citigroup	Express, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,463	(257,450)
Citigroup	Exterran Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	645	(130,845)

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Exxon Mobil Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	$14,134	$(80,321)
Citigroup	EZCORP, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	504	(92,494)
Citigroup	FireEye, Inc.	1 month LIBOR BBA minus 0.85%	7/19/2019	Monthly	(647)	(85,110)
Citigroup	Five9, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,448	(51,647)
Citigroup	Fossil Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,258	(643,135)
Citigroup	Fred’s, Inc., Class A	1 month LIBOR BBA minus 8.00%	7/19/2019	Monthly	(287)	(55,410)
Citigroup	Freeport-McMoRan, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,916	(1,728,932)
Citigroup	Freshpet, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(611)	(28,470)
Citigroup	Gannett Co., Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,178	(170,549)
Citigroup	Gap, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,373	(788,262)
Citigroup	GasLog Ltd.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(712)	(39,280)
Citigroup	GCI Liberty, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(3,239)	(147,853)
Citigroup	Genworth Financial, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,845	(186,680)
Citigroup	GNC Holdings, Inc., Class A	1 month LIBOR BBA minus 2.75%	7/19/2019	Monthly	(1,429)	(85,186)
Citigroup	Golar LNG Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,720)	(122,432)
Citigroup	Groupon, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,311	(369,580)
Citigroup	Henry Schein, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,363)	(198,615)
Citigroup	Hibbett Sports, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	309	(25,941)
Citigroup	Immersion Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	428	(76,384)
Citigroup	Instructure, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(724)	(112,640)
Citigroup	Intel Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	14,526	(1,618,325)
Citigroup	International Business Machines Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	10,167	(2,049,883)
Citigroup	Intersect ENT, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,367	(341,035)
Citigroup	IntriCon Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,906	(311,820)
Citigroup	Ionis Pharmaceuticals, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,139)	(85,856)
Citigroup	iRobot Corp.	1 month LIBOR BBA minus 4.40%	7/19/2019	Monthly	(522)	(68,637)
Citigroup	Lantheus Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,030	(185,490)
Citigroup	Liberty Broadband Corp., Class A	1 month LIBOR BBA minus 0.60%	7/19/2019	Monthly	(2,249)	(216,472)
Citigroup	Liberty Broadband Corp., Class C	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(653)	(43,295)
Citigroup	LSB Industries, Inc.	1 month LIBOR BBA minus 1.60%	7/19/2019	Monthly	(1,139)	(472,702)
Citigroup	Magellan Health, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,160	(567,945)
Citigroup	Mallinckrodt PLC	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,930	(767,474)
Citigroup	Mammoth Energy Services, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,652	(874,846)
Citigroup	MarineMax, Inc.	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(389)	(68,086)
Citigroup	MarketAxess Holdings, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,548)	(2,390)
Citigroup	MBIA, Inc.	1 month LIBOR BBA minus 4.25%	7/19/2019	Monthly	(3,232)	(113,762)
Citigroup	Medpace Holdings, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,544	(306,817)
Citigroup	Meritor, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,313	(514,233)
Citigroup	Motorcar Parts of America, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(550)	(37,671)
Citigroup	NCI Building Systems, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,508	(305,359)
Citigroup	NeoPhotonics Corp.	1 month LIBOR BBA minus 3.50%	7/19/2019	Monthly	(1,292)	(236,288)
Citigroup	New York Community BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	5,680	(998,474)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	NextGen Healthcare, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	$351	$(97,192)
Citigroup	Office Depot, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,511	(270,416)
Citigroup	ON Semiconductor Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	7,663	(1,882,082)
Citigroup	PBF Energy, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	5,561	(661,264)
Citigroup	Peabody Energy Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,237	(810,620)
Citigroup	PetIQ, Inc.	1 month LIBOR BBA minus 1.70%	7/19/2019	Monthly	(3,050)	(58,218)
Citigroup	Phibro Animal Health Corp., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,127	(201,723)
Citigroup	Plug Power, Inc.	1 month LIBOR BBA minus 12.05%	7/19/2019	Monthly	(316)	(5,661)
Citigroup	Premier, Inc., Class A	1 month LIBOR BBA minus 0.55%	7/19/2019	Monthly	(1,218)	(278,373)
Citigroup	Quad/Graphics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	467	(144,261)
Citigroup	Red Robin Gourmet Burgers, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	4,301	(1,514,847)
Citigroup	Rite Aid Corp.	1 month LIBOR BBA minus 2.05%	7/19/2019	Monthly	(3,074)	(2,870)
Citigroup	Roku, Inc.	1 month LIBOR BBA minus 1.10%	7/19/2019	Monthly	(1,177)	(57,222)
Citigroup	Rush Enterprises, Inc., Class A	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	423	(74,371)
Citigroup	SandRidge Energy, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	153	(73,093)
Citigroup	Sarepta Therapeutics, Inc.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,054)	(55,880)
Citigroup	Scientific Games Corp./DE	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(1,431)	(39,862)
Citigroup	Signet Jewelers Ltd.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,384	(289,624)
Citigroup	Sunrun, Inc.	1 month LIBOR BBA minus 0.95%	7/19/2019	Monthly	(842)	(1,611)
Citigroup	Surmodics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	676	(29,648)
Citigroup	Synaptics, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,745	(223,875)
Citigroup	Synchrony Financial	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,944	(1,036,319)
Citigroup	Syneos Health, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,500	(177,155)
Citigroup	Tailored Brands, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,253	(311,679)
Citigroup	TechTarget, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	423	(17,414)
Citigroup	Tenet Healthcare Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	266	(49,776)
Citigroup	Tesla, Inc.	1 month LIBOR BBA minus 1.05%	7/19/2019	Monthly	(1,378)	(342,271)
Citigroup	The Greenbrier Cos., Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,513	(247,572)
Citigroup	TPI Composites, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,455	(142,833)
Citigroup	Ubiquiti Networks, Inc.	1 month LIBOR BBA minus 5.95%	7/19/2019	Monthly	(1,283)	(95,391)
Citigroup	Unit Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,193	(83,606)
Citigroup	United States Steel Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	6,711	(1,504,283)
Citigroup	United Therapeutics Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	5,260	(309,646)
Citigroup	Uniti Group, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	5,413	(37,638)
Citigroup	Universal Display Corp.	1 month LIBOR BBA minus 0.95%	7/19/2019	Monthly	(2,811)	(1,062,232)
Citigroup	USANA Health Sciences, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	448	(27,618)
Citigroup	Varex Imaging Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	1,767	(402,983)
Citigroup	Veeva Systems, Inc., Class A	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(2,055)	(89,862)
Citigroup	Vicor Corp.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	(396)	(48,781)
Citigroup	Vista Outdoor, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,423	(814,897)
Citigroup	W&T Offshore, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	3,025	(112,728)
Citigroup	WaVe Life Sciences Ltd.	1 month LIBOR BBA minus 1.45%	7/19/2019	Monthly	(2,243)	(259,239)

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	White Mountains Insurance Group Ltd.	1 month LIBOR BBA minus 0.35%	7/19/2019	Monthly	$(441)	$(2,672)
Citigroup	Xperi Corp.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	213	(42,823)
Citigroup	ZAGG, Inc.	1 month LIBOR BBA plus 0.35%	7/19/2019	Monthly	2,557	(772,063)
					$176,351	$(42,377,149)

1	As of October 31, 2018, cash in the amount $16,057,846 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and Liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$836,156,130	$—	$—	$836,156,130
Short-Term Investment
Affiliated Investment Company	19,350,380	—	—	19,350,380

Total Investments in Securities	$855,506,510	$—	$—	$855,506,510

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	51,683,661	—	51,683,661

Total Investments in Securities and Other Financial Instruments	$855,506,510	$51,683,661	$—	$907,190,171

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Liability Valuation Inputs
Exchange-Traded Fund Sold Short	$(6,492,955)	$—	$—	$(6,492,955)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(42,377,149)	—	(42,377,149)

Total Investments in Securities Sold Short and Other Financial Instruments	$(6,492,955)	$(42,377,149)	$—	$(48,870,104)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities before investments sold short, at value (identified cost $757,999,538)	$836,156,130
Investment in affiliated investment companies, at value (identified cost $19,350,380)	19,350,380
Receivables:
Investment securities sold	1,240,861
Fund shares sold	1,009,588
Dividends and interest	465,547
Securities lending income	22
Unrealized appreciation on OTC swap contracts	51,683,661
Other assets	45,328

Total assets	909,951,517

Liabilities
Investments sold short (proceeds $6,443,738)	6,492,955
Due to custodian	17,107
Payables:
Fund shares redeemed	1,355,687
Manager (See Note 3)	770,712
Custodian	317,811
NYLIFE Distributors (See Note 3)	115,213
Transfer agent (See Note 3)	114,945
Shareholder communication	24,555
Professional fees	16,748
Broker fees and charges on short sales	9,202
Trustees	2,603
Accrued expenses	12,594
Unrealized depreciation on OTC swap contracts	42,377,149

Total liabilities	51,627,281

Net assets	$858,324,236

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,092
Additional paid-in capital	662,463,778

662,554,870
Total distributable earnings (loss)	195,769,366

Net assets	$858,324,236

Class A
Net assets applicable to outstanding shares	$109,168,249

Shares of beneficial interest outstanding	11,479,190

Net asset value per share outstanding	$9.51
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.06

Investor Class
Net assets applicable to outstanding shares	$5,602,293

Shares of beneficial interest outstanding	599,242

Net asset value per share outstanding	$9.35
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.89

Class C
Net assets applicable to outstanding shares	$101,169,410

Shares of beneficial interest outstanding	12,320,852

Net asset value and offering price per share outstanding	$8.21

Class I
Net assets applicable to outstanding shares	$642,384,284

Shares of beneficial interest outstanding	66,692,516

Net asset value and offering price per share outstanding	$9.63

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$16,349,402
Dividends—Affiliated	129,248
Interest	101,761
Securities lending	19,475
Other	3,335

Total income	16,603,221

Expenses
Manager (See Note 3)	10,226,604
Distribution/Service—Class A (See Note 3)	322,483
Distribution/Service—Investor Class (See Note 3)	14,185
Distribution/Service—Class C (See Note 3)	1,089,936
Dividends on investments sold short	971,375
Custodian	706,981
Transfer agent (See Note 3)	640,345
Professional fees	118,488
Registration	89,779
Shareholder communication	70,717
Broker fees and charges on short sales	51,247
Trustees	22,765
Miscellaneous	48,964

Total expenses	14,373,869

Net investment income (loss)	2,229,352

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investment transactions	149,967,119
Investments sold short	62,621
Swap transactions	2,464,661

Net realized gain (loss) on investments, investments sold short and swap transactions	152,494,401

Net change in unrealized appreciation (depreciation) on:
Investments	(120,337,680)
Investments sold short	(43,691)
Swap contracts	(19,337,604)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(139,718,975)

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	12,775,426

Net increase (decrease) in net assets resulting from operations	$15,004,778

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,036.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,229,352	$(921,888)
Net realized gain (loss) on investments, investments sold short and swap transactions	152,494,401	139,395,863
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(139,718,975)	103,186,190

Net increase (decrease) in net assets resulting from operations	15,004,778	241,660,165

Distributions to shareholders(1):
Class A	(17,478,245)
Investor Class	(776,200)
Class C	(15,282,763)
Class I	(101,426,112)

	(134,963,320)

Dividends to shareholders from net investment income:
Class I		(872,373)

		(872,373)

Distributions to shareholders from net realized gain on investments:
Class A		(2,563,371)
Investor Class		(85,404)
Class C		(1,667,636)
Class I		(11,403,973)

Total dividends and distributions to shareholders	(134,963,320)	(16,592,757)

Capital share transactions:
Net proceeds from sale of shares	309,401,542	204,275,594
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	130,543,337	15,637,271
Cost of shares redeemed	(433,283,387)	(388,725,538)

Increase (decrease) in net assets derived from capital share transactions	6,661,492	(168,812,673)

Net increase (decrease) in net assets	(113,297,050)	56,254,735

	2018	2017
Net Assets
Beginning of year	971,621,286	915,366,551

End of year(2)	$858,324,236	$971,621,286

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(1,634,696) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.91	$8.60	$8.93	$9.36	$10.31

Net investment income (loss) (a)	0.01	(0.02)	0.00‡	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.11	2.48	(0.15)	1.05	1.53

Total from investment operations	0.12	2.46	(0.15)	1.04	1.49

Less dividends and distributions:
From net investment income	(0.30)	—	—	—	—
From net realized gain on investments	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.52)	(0.15)	(0.18)	(1.47)	(2.44)

Net asset value at end of year	$9.51	$10.91	$8.60	$8.93	$9.36

Total investment return (b)	0.89%	28.96%	(1.72%)	12.27%	17.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%	(0.20%)	0.03%	(0.17%)	(0.47%)
Net expenses (excluding short sale expenses) (c)	1.41%	1.37%	1.35%	1.32%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement) (c)	1.50%	2.26%	2.62%	2.37%	2.45%
Short sale expenses	0.09%	0.89%	1.27%	1.05%	1.15%
Portfolio turnover rate	167%	124%	159%	152%	163%
Net assets at end of year (in 000’s)	$109,168	$124,552	$157,903	$123,721	$18,611

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.75	$8.49	$8.82	$9.28	$10.25

Net investment income (loss) (a)	0.01	(0.03)	(0.00)‡	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.10	2.44	(0.15)	1.03	1.53

Total from investment operations	0.11	2.41	(0.15)	1.01	1.47

Less dividends and distributions:
From net investment income	(0.29)	—	(0.00)‡	—	(0.00)‡
From net realized gain on investments	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.51)	(0.15)	(0.18)	(1.47)	(2.44)

Net asset value at end of year	$9.35	$10.75	$8.49	$8.82	$9.28

Total investment return (b)	0.84%	28.75%	(1.75%)	12.04%	17.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	(0.28%)	(0.05%)	(0.26%)	(0.63%)
Net expenses (excluding short sale expenses) (c)	1.46%	1.45%	1.44%	1.45%	1.53%
Expenses (including short sales expenses, before waiver/reimbursement) (c)	1.56%	2.29%	2.72%	2.50%	2.70%
Short sale expenses	0.10%	0.84%	1.28%	1.05%	1.17%
Portfolio turnover rate	167%	124%	159%	152%	163%
Net assets at end of year (in 000’s)	$5,602	$5,449	$4,702	$3,938	$1,357

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.62	$7.66	$8.04	$8.63	$9.76

Net investment income (loss) (a)	(0.06)	(0.09)	(0.06)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.09	2.20	(0.14)	0.96	1.43

Total from investment operations	0.03	2.11	(0.20)	0.88	1.31

Less dividends and distributions:
From net investment income	(0.22)	—	—	—	—
From net realized gain on investments	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.44)	(0.15)	(0.18)	(1.47)	(2.44)

Net asset value at end of year	$8.21	$9.62	$7.66	$8.04	$8.63

Total investment return (b)	0.02%	27.93%	(2.55%)	11.32%	16.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.70%)	(1.04%)	(0.81%)	(1.04%)	(1.43%)
Net expenses (excluding short sale expenses) (c)	2.22%	2.21%	2.19%	2.20%	2.28%
Expenses (including short sales expenses, before waiver/reimbursement) (c)	2.32%	3.05%	3.46%	3.25%	3.42%
Short sale expenses	0.10%	0.84%	1.27%	1.05%	1.14%
Portfolio turnover rate	167%	124%	159%	152%	163%
Net assets at end of year (in 000’s)	$101,169	$102,745	$84,108	$54,873	$6,229

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.03	$8.69	$9.00	$9.41	$10.34

Net investment income (loss) (a)	0.04	0.00‡	0.02	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.10	2.50	(0.14)	1.05	1.53

Total from investment operations	0.14	2.50	(0.12)	1.06	1.52

Less dividends and distributions:
From net investment income	(0.32)	(0.01)	(0.01)	—	(0.01)
From net realized gain on investments	(1.22)	(0.15)	(0.18)	(1.47)	(2.44)

Total dividends and distributions	(1.54)	(0.16)	(0.19)	(1.47)	(2.45)

Net asset value at end of year	$9.63	$11.03	$8.69	$9.00	$9.41

Total investment return (b)	1.14%	29.17%	(1.40%)	12.44%	18.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.05%	0.28%	0.15%	(0.09%)
Net expenses (excluding short sale expenses) (c)	1.16%	1.12%	1.10%	1.07%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement) (c)	1.26%	1.98%	2.38%	2.12%	2.24%
Short sale expenses	0.10%	0.86%	1.28%	1.05%	1.19%
Portfolio turnover rate	167%	124%	159%	152%	163%
Net assets at end of year (in 000’s)	$642,384	$738,876	$668,653	$669,159	$509,379

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (formerly known as MainStay U.S. Equity Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

27

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive

28	MainStay MacKay U.S. Equity Opportunities Fund

a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Sold Short.  During the year ended October 31, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed

29

Notes to Financial Statements (continued)

out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2018, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the

30	MainStay MacKay U.S. Equity Opportunities Fund

Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$51,683,661	$51,683,661

Total Fair Value		$51,683,661	$51,683,661

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(42,377,149)	$(42,377,149)

Total Fair Value		$(42,377,149)	$(42,377,149)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$2,464,661	$2,464,661

Total Realized Gain (Loss)		$2,464,661	$2,464,661

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(19,337,604)	(19,337,604)

Total Change in Unrealized Appreciation (Depreciation)		$(19,337,604)	$(19,337,604)

31

Notes to Financial Statements (continued)

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long	$338,365,954	$338,365,954
Swap Contracts Short	$(323,586,373)	$(323,586,373)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2018.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$51,683,661	$(42,377,149)	$—	$9,306,512

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2018.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†
Citigroup	$42,377,149	$(42,377,149)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement , the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew

32	MainStay MacKay U.S. Equity Opportunities Fund

automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages: 1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $10,226,604.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $60,490 and $7,480, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $7,696 and $8,550, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$72,044
Investor Class	6,515
Class C	125,068
Class I	436,718

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$107,895	$(88,545)	$—	$—	$19,350	$129	$—	19,350

33

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$778,011,772	$117,289,014	$(46,123,258)	$71,165,756

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,385,450	$118,218,160	$—	$71,165,756	$195,769,366

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market swap adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(15,524,496)	$15,524,496

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$56,829,420	$872,373
Long-Term Capital Gain	78,133,900	15,720,384
Total	$134,963,320	$16,592,757

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $1,629,647 and $1,742,036, respectively.

34	MainStay MacKay U.S. Equity Opportunities Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,630,706	$36,529,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,783,649	17,230,047
Shares redeemed	(5,450,662)	(54,540,144)

Net increase (decrease) in shares outstanding before conversion	(36,307)	(781,002)
Shares converted into Class A (See Note 1)	123,949	1,243,314
Shares converted from Class A (See Note 1)	(21,360)	(212,730)

Net increase (decrease)	66,282	$249,582

Year ended October 31, 2017:
Shares sold	4,445,590	$42,991,929
Shares issued to shareholders in reinvestment of dividends and distributions	240,832	2,239,736
Shares redeemed	(6,004,568)	(56,854,495)

Net increase (decrease) in shares outstanding before conversion	(1,318,146)	(11,622,830)
Shares converted into Class A (See Note 1)	196,280	1,961,513
Shares converted from Class A (See Note 1)	(5,821,389)	(55,456,430)

Net increase (decrease)	(6,943,255)	$(65,117,747)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	183,384	$1,810,550
Shares issued to shareholders in reinvestment of dividends and distributions	81,358	772,900
Shares redeemed	(67,625)	(665,460)

Net increase (decrease) in shares outstanding before conversion	197,117	1,917,990
Shares converted into Investor Class (See Note 1)	21,462	210,178
Shares converted from Investor Class (See Note 1)	(126,028)	(1,243,314)

Net increase (decrease)	92,551	$884,854

Year ended October 31, 2017:
Shares sold	204,662	$1,943,997
Shares issued to shareholders in reinvestment of dividends and distributions	9,293	85,307
Shares redeemed	(77,453)	(731,764)

Net increase (decrease) in shares outstanding before conversion	136,502	1,297,540
Shares converted into Investor Class (See Note 1)	15,247	146,912
Shares converted from Investor Class (See Note 1)	(199,141)	(1,961,513)

Net increase (decrease)	(47,392)	$(517,061)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,899,015	$25,191,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,684,806	14,152,374
Shares redeemed	(2,945,631)	(25,759,294)

Net increase (decrease)	1,638,190	$13,584,175

Year ended October 31, 2017:
Shares sold	3,073,016	$26,232,158
Shares issued to shareholders in reinvestment of dividends and distributions	176,208	1,455,481
Shares redeemed	(3,544,848)	(30,418,178)

Net increase (decrease)	(295,624)	$(2,730,539)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	24,292,302	$245,870,802
Shares issued to shareholders in reinvestment of dividends and distributions	10,080,739	98,388,016
Shares redeemed	(34,642,086)	(352,318,489)

Net increase (decrease) in shares outstanding before conversion	(269,045)	(8,059,671)
Shares converted into Class I (See Note 1)	248	2,552

Net increase (decrease)	(268,797)	$(8,057,119)

Year ended October 31, 2017:
Shares sold	13,695,163	$133,107,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,262,699	11,856,747
Shares redeemed	(30,708,176)	(300,721,101)

Net increase (decrease) in shares outstanding before conversion	(15,750,314)	(155,756,844)
Shares converted into Class I (See Note 1)	5,752,006	55,309,518

Net increase (decrease)	(9,998,308)	$(100,447,326)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of

35

Notes to Financial Statements (continued)

former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund Proceeds	Cost	Basis
MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay MacKay U.S. Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Equity Opportunities Fund (formerly, MainStay U.S. Equity Opportunities Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 27, 2018

37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $78,133,900 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $15,775,207 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 63.75% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

38	MainStay MacKay U.S. Equity Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay MacKay U.S. Equity Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

41

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay MacKay U.S. Equity Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716832 MS293-18	MSUER11-12/18 (NYLIM) NL234

MainStay MacKay International Opportunities Fund

(Formerly known as MainStay International Opportunities Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–20.65 –16.03%	–0.83 0.29%	6.05 6.65%	1.73 1.73%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–20.67 –16.05	–0.94 0.19	5.91 6.51	1.86 1.86
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	–17.44 –16.61	–0.56 –0.56	5.72 5.72	2.59 2.59
Class I Shares	No Sales Charge		9/28/2007	–15.80	0.56	6.88	1.48

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[3]	–6.85%	2.02%	6.89%
Morningstar Foreign Large Value Category Average[4]	–8.45	0.66	6.17

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$852.70	$9.29	$1,015.17	$10.11	1.99%

Investor Class Shares	$1,000.00	$853.10	$9.58	$1,014.87	$10.41	2.05%

Class C Shares	$1,000.00	$849.70	$13.19	$1,010.94	$14.34	2.83%

Class I Shares	$1,000.00	$853.80	$7.94	$1,016.64	$8.64	1.70%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Country Composition as of October 31, 2018 (Unaudited)

Japan	24.5%
United Kingdom	12.4
France	9.6
Australia	7.2
Germany	7.1
Switzerland	4.6
Sweden	4.5
Netherlands	3.8
Spain	3.4
Hong Kong	3.2
Italy	2.9
Norway	2.9
Israel	2.1
Denmark	1.5
Austria	1.4

South Africa	0.9%
Luxembourg	0.8
Belgium	0.6
China	0.6
Portugal	0.5
Finland	0.4
United States	0.4
Macau	0.2
Russia	0.2
Singapore	0.1
New Zealand	0.1
Jordan	0.0	‡
Other Assets, Less Liabilities	4.1
Investments Sold Short	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Novartis A.G., Registered

2.	Toyota Motor Corp.

3.	Deutsche Telekom A.G., Registered

4.	Zurich Insurance Group A.G.

5.	Safran S.A.
6.	Mizuho Financial Group, Inc.

7.	Koninklijke Philips N.V.

8.	Astellas Pharma, Inc.

9.	Kering

10.	Repsol S.A.

Top Five Short Positions as of October 31, 2018 (Unaudited)

1.	Anxin-China Holdings, Ltd.

2.	Boshiwa International Holding, Ltd.

3.	Ezion Holdings, Ltd.

4.	Virgin Australia International Holdings Pty, Ltd.

5.	Intercell A.G.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA,1 and Ping Wang, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay International Opportunities Fund returned –15.80%, underperforming the –6.85% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also underperformed the –8.45% return of the Morningstar Foreign Large Value Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed its primary benchmark, the MSCI EAFE® Index, during the reporting period, primarily due to disappointing stock selection. Both long and short stock selection detracted from relative performance, with the Fund’s short positions proving to be the primary detractor. Allocation effects contributed slightly to the Fund’s relative performance. (Contributions take weightings and total returns into account.) From the perspective of stock selection, both value and momentum stock selection factors lacked effectiveness across all regions during most of the reporting period. However, our valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, showed signs of improving in the last two months of the reporting period.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay International Opportunities Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer staples and health care sectors provided the Fund’s strongest positive contributions to performance relative to the MSCI EAFE® Index during the reporting period. The weakest contributors to relative performance were the information technology, consumer discretionary and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings generating the strongest positive contributions to the Fund’s absolute performance were UK steel making & mining company Evraz, Japanese financial services company Monex Group and Japanese electronics conglomerate Sony. The stocks that detracted most from the Fund’s absolute performance were German pharmaceutical producer Bayer, Norwegian oil & gas surveyor Petroleum Geo-Services and UK online supermarket retailer Ocado Group. As of the end of the reporting period, the Fund’s long position in Bayer and short position in Ocado Group both remained, while the Fund exited its position in Petroleum Geo-Services during the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase in German telecommunications company Deutsche Telekom, while its largest increased position size was in Swiss food & beverage company Nestle. The Fund purchased Deutsche Telekom for what we view as its good cash flow score and strong industry momentum. The Fund increased its position size in Nestle due to the company’s improved earnings momentum.

The Fund’s largest full sale was in Japanese auto manufacturer Honda Motor, while the largest decreased position size was in British-Dutch oil & gas company Royal Dutch Shell. The Fund sold its position in Honda Motor to fund the purchases of what we believe are better investment opportunities within the sector. The Fund decreased its holdings in Royal Dutch Shell due to the company’s weakening earnings momentum.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in sector exposure relative to the MSCI EAFE® Index within the health care and materials sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures occurred within the industrials and communication services sectors.

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund and Rui Tang was added as a portfolio manager of the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund held its most overweight exposures, relative to the MSCI EAFE® Index, in the materials and energy sectors. The Fund held its most underweight benchmark-relative sector exposures in the consumer discretionary and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay International Opportunities Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 95.3%†
Australia 7.2%
Accent Group, Ltd. (Specialty Retail)	698,743	$616,044
Afterpay Touch Group, Ltd. (IT Services) (a)	205,001	1,813,192
Altium, Ltd. (Software)	127,925	1,981,205
Alumina, Ltd. (Metals & Mining)	2,412,319	4,356,124
AMP, Ltd. (Diversified Financial Services)	559,674	978,943
Appen, Ltd. (IT Services)	384,393	2,896,292
Australia & New Zealand Banking Group, Ltd. (Banks)	190,118	3,491,010
Australian Pharmaceutical Industries, Ltd. (Health Care Providers & Services)	405,809	439,682
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels) (b)	1,431,438	1,784,064
BHP Billiton PLC (Metals & Mining)	92,367	1,844,625
BHP Billiton, Ltd. (Metals & Mining) (b)	27,779	633,625
Bravura Solutions, Ltd. (Software)	506,986	1,500,713
Coca-Cola Amatil, Ltd. (Beverages)	231,700	1,626,017
Commonwealth Bank of Australia (Banks)	4,608	225,908
Computershare, Ltd. (IT Services)	2,115	29,610
Crown Resorts, Ltd. (Hotels, Restaurants & Leisure)	162,385	1,438,562
FlexiGroup, Ltd. (Consumer Finance)	68,703	74,681
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (c)	1,337,243	2,130,680
GWA Group, Ltd. (Building Products)	187,278	364,708
IPH, Ltd. (Professional Services)	180,162	688,941
Lovisa Holdings, Ltd. (Specialty Retail)	23,245	126,255
Navigator Global Investments, Ltd. (Capital Markets)	52,406	165,888
New Hope Corp, Ltd. (Oil, Gas & Consumable Fuels)	139,049	325,928
Nine Entertainment Co. Holdings, Ltd. (Media)	2,782,218	3,329,685
Northern Star Resources, Ltd. (Metals & Mining)	27,558	171,343
Rio Tinto, Ltd. (Metals & Mining)	94,540	5,114,866
Sandfire Resources NL (Metals & Mining)	16,203	76,303
Select Harvests, Ltd. (Food Products)	16,339	59,704
Seven Group Holdings, Ltd. (Trading Companies & Distributors) (c)	7,315	91,947
Seven West Media, Ltd. (Media) (a)	409,300	226,080
Sigma Healthcare, Ltd. (Health Care Providers & Services)	514,352	189,404
Super Retail Group, Ltd. (Specialty Retail)	121,562	621,527
Telstra Corp., Ltd. (Diversified Telecommunication Services)	1,182,368	2,578,866

		41,992,422

	Shares	Value
Austria 1.4%
AT&S Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	22,600	$536,276
OMV A.G. (Oil, Gas & Consumable Fuels)	67,218	3,740,487
Raiffeisen Bank International A.G. (Banks)	151,717	4,141,400

		8,418,163

Belgium 0.6%
ageas S.A./N.A. (Insurance)	39,846	1,995,268
Mithra Pharmaceuticals S.A. (Pharmaceuticals) (a)(c)	33,843	929,558
UCB S.A. (Pharmaceuticals)	7,609	639,308

		3,564,134

China 0.6%
China Sunsine Chemical Holdings, Ltd. (Chemicals)	316,300	235,201
CITIC Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	1,093,000	342,871
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	3,322,800	2,974,604

		3,552,676

Denmark 1.5%
GN Store Nord A/S (Health Care Equipment & Supplies)	83,080	3,527,832
Matas A/S (Specialty Retail)	45,878	442,976
Novo Nordisk A/S, Class B (Pharmaceuticals)	614	26,557
Pandora A/S (Textiles, Apparel & Luxury Goods)	66,784	4,178,246
Scandinavian Tobacco Group A/S (Tobacco) (d)	44,800	679,798
Spar Nord Bank A/S (Banks)	11,103	92,035

		8,947,444

Finland 0.4%
Finnair OYJ (Airlines)	96,489	725,128
Fortum OYJ (Electric Utilities)	47,866	1,008,136
Ramirent OYJ (Trading Companies & Distributors)	21,561	157,516
Stora Enso OYJ, Class R (Paper & Forest Products)	45,776	689,840

		2,580,620

France 9.6%
Airbus S.E. (Aerospace & Defense)	40,651	4,498,898
Akka Technologies S.E. (Professional Services)	2,353	155,377
BNP Paribas S.A. (Banks) (b)	97,830	5,111,535
Cellectis S.A. (Biotechnology) (a)	4,742	118,700
Credit Agricole S.A. (Banks)	358,074	4,594,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
France (continued)
Eiffage S.A. (Construction & Engineering)	17,305	$1,693,876
Electricite de France S.A. (Electric Utilities)	264,453	4,397,141
Engie S.A. (Multi-Utilities)	381,090	5,082,581
Eramet S.A. (Metals & Mining)	41,299	3,810,013
Eutelsat Communications S.A. (Media)	81,762	1,658,605
Kaufman & Broad S.A. (Household Durables)	16,941	695,765
Kering (Textiles, Apparel & Luxury Goods)	12,040	5,367,567
L'Oreal S.A. (Personal Products)	20,512	4,621,029
Mersen S.A. (Electrical Equipment) (b)	5,639	186,181
Neopost S.A. (Technology Hardware, Storage & Peripherals)	17,047	548,355
Orange S.A. (Diversified Telecommunication Services)	75,583	1,183,118
Rallye S.A. (Food & Staples Retailing)	8,743	97,196
Rothschild & Co. (Capital Markets)	5,607	223,865
Safran S.A. (Aerospace & Defense)	45,922	5,932,148
Societe Generale S.A. (Banks)	134,105	4,933,519
Teleperformance S.E. (Professional Services)	6,920	1,141,204

		56,051,000

Germany 6.9%
Allianz S.E., Registered (Insurance)	12,576	2,627,202
Covestro A.G. (Chemicals) (d)	60,722	3,928,530
Deutsche Lufthansa A.G., Registered (Airlines)	185,614	3,733,787
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	258,294	3,437,542
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	388,758	6,382,538
Deutz A.G. (Machinery)	239,782	1,787,057
Evonik Industries A.G. (Chemicals) (b)	54,007	1,676,087
HOCHTIEF A.G. (Construction & Engineering)	23,434	3,477,071
ProSiebenSat.1 Media S.E. (Media)	186,232	4,307,308
Rocket Internet S.E. (Internet & Direct Marketing Retail) (a)(d)	60,506	1,748,940
SAP S.E. (Software)	10,887	1,167,268
Siemens A.G., Registered (Industrial Conglomerates)	4,161	479,402
Siemens Healthineers A.G. (Health Care Equipment & Supplies) (a)(d)	57,311	2,375,179
Sixt S.E. (Road & Rail)	7,913	806,640
TUI A.G. (Hotels, Restaurants & Leisure)	15,208	252,511
Vonovia S.E. (Real Estate)	8,213	376,005
Wacker Neuson S.E. (Machinery)	10,410	231,573
Wirecard A.G. (IT Services)	6,989	1,309,322

		40,103,962

Hong Kong 3.2%
AIA Group, Ltd. (Insurance)	96,200	728,068
CK Asset Holdings, Ltd. (Real Estate Management & Development)	557,500	3,618,583

	Shares	Value
Hong Kong (continued)
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	514,000	$5,174,772
First Pacific Co., Ltd. (Diversified Financial Services)	3,088,000	1,382,166
Get Nice Financial Group, Ltd. (Capital Markets)	516,000	55,930
Giordano International, Ltd. (Specialty Retail)	1,300,000	576,897
HKT Trust & HKT, Ltd. (Diversified Telecommunication Services)	324,000	446,216
Hopewell Holdings, Ltd. (Industrial Conglomerates)	26,500	81,778
Luk Fook Holdings International, Ltd. (Specialty Retail)	581,000	1,915,193
NewOcean Energy Holdings, Ltd. (Oil, Gas & Consumable Fuels) (a)	280,000	101,403
NWS Holdings, Ltd. (Industrial Conglomerates)	427,000	845,076
Pacific Textiles Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	303,000	305,629
PC Partner Group, Ltd. (Technology Hardware, Storage & Peripherals)	182,000	66,841
Sa Sa International Holdings, Ltd. (Specialty Retail)	636,000	244,118
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	1,814,000	578,300
Singamas Container Holdings, Ltd. (Machinery)	2,438,000	391,724
United Laboratories International Holdings, Ltd. (Pharmaceuticals) (c)	2,026,000	1,408,030
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	291,000	795,969

		18,716,693

Israel 2.1%
Harel Insurance Investments & Financial Services, Ltd. (Insurance)	32,059	235,023
Israel Corp., Ltd. (Chemicals)	10,640	3,114,900
Oil Refineries, Ltd. (Oil, Gas & Consumable Fuels)	1,622,224	771,023
Plus500, Ltd. (Diversified Financial Services)	194,097	3,359,204
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	235,600	4,707,288

		12,187,438

Italy 2.9%
ASTM S.p.A. (Transportation Infrastructure)	85,275	1,692,200
Banca Farmafactoring S.p.A. (Diversified Financial Services) (d)	31,127	160,415
Banca IFIS S.p.A. (Diversified Financial Services)	32,439	570,971
BPER Banca S.p.A. (Banks)	864,695	3,288,816
El.En. S.p.A. (Health Care Equipment & Supplies) (b)	36,613	717,426

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Italy (continued)
Falck Renewables S.p.A. (Independent Power & Renewable Electricity Producers)	514,200	$1,041,347
Fincantieri S.p.A. (Machinery) (a)	752,321	1,098,378
Intesa Sanpaolo S.p.A. (Banks)	2,510	5,552
Leonardo S.p.A. (Aerospace & Defense)	84,172	914,286
Maire Tecnimont S.p.A. (Construction & Engineering)	531,131	2,326,934
Poste Italiane S.p.A. (Insurance) (d)	512,292	3,684,573
Societa Cattolica di Assicurazioni S.C. (Insurance)	106,465	861,599
Societa Iniziative Autostradali e Servizi S.p.A. (Transportation Infrastructure)	26,387	372,395

		16,734,892

Japan 24.5%
AGC, Inc. (Building Products)	21,100	693,765
AMUSE, Inc. (Entertainment)	9,000	229,556
Astellas Pharma, Inc. (Pharmaceuticals)	348,600	5,397,299
Belluna Co., Ltd. (Internet & Direct Marketing Retail)	12,200	121,205
BML, Inc. (Health Care Providers & Services)	19,700	542,106
Capcom Co., Ltd. (Entertainment)	77,500	1,609,961
Chubu Electric Power Co., Inc. (Electric Utilities)	306,100	4,417,812
Computer Engineering & Consulting, Ltd. (Software)	66,900	1,436,007
Comture Corp. (IT Services)	18,800	572,322
Cosmo Energy Holdings Co., Ltd. (Oil, Gas & Consumable Fuels)	15,300	568,826
Daiho Corp. (Construction & Engineering)	10,100	278,380
Daito Pharmaceutical Co., Ltd. (Pharmaceuticals)	14,800	443,338
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	154,100	4,655,709
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers)	40,800	1,111,889
eREX Co., Ltd. (Independent Power & Renewable Electricity Producers) (c)	80,200	668,126
Fixstars Corp. (Software)	43,100	467,154
FUJI SOFT, Inc. (Software)	13,500	619,754
Fukuoka Financial Group, Inc. (Banks)	61,400	1,513,846
Future Corp. (IT Services)	18,800	255,754
H-ONE Co., Ltd. (Auto Components)	1,600	16,917
Hitachi Construction Machinery Co., Ltd. (Machinery) (b)	29,400	784,278
Information Services International-Dentsu, Ltd. (IT Services)	25,600	880,294
Isetan Mitsukoshi Holdings, Ltd. (Multiline Retail)	115,600	1,353,371

	Shares	Value
Japan (continued)
Japan Post Holdings Co., Ltd. (Insurance)	410,000	$4,869,057
JEOL, Ltd. (Health Care Equipment & Supplies)	85,700	1,409,662
JFE Holdings, Inc. (Metals & Mining)	220,700	4,168,137
JTEKT Corp. (Machinery) (b)	196,200	2,450,000
JVC Kenwood Corp. (Household Durables)	162,900	401,349
Kanamoto Co., Ltd. (Trading Companies & Distributors)	28,100	938,866
Kansai Electric Power Co., Inc. (Electric Utilities)	297,600	4,564,158
KITO Corp. (Machinery)	29,600	448,584
Kobe Steel, Ltd. (Metals & Mining) (b)	221,300	1,780,834
Krosaki Harima Corp. (Construction Materials)	18,800	1,241,282
LAC Co, Ltd. (IT Services)	6,800	106,669
Marubeni Corp. (Trading Companies & Distributors)	579,100	4,702,702
MCJ Co., Ltd. (Technology Hardware, Storage & Peripherals)	121,600	968,834
Meiko Electronics Co., Ltd. (Electronic Equipment, Instruments & Components) (c)	68,000	1,698,267
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	227,900	3,839,570
Mitsubishi Logisnext Co., Ltd. (Machinery)	59,900	714,012
Mitsubishi Research Institute, Inc. (IT Services)	11,000	343,156
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services)	165,200	850,633
Mizuho Financial Group, Inc. (Banks)	3,449,300	5,930,467
MS&AD Insurance Group Holdings, Inc. (Insurance)	27,100	818,032
Net One Systems Co., Ltd. (IT Services)	81,400	1,703,964
NEXON Co., Ltd. (Entertainment) (a)	97,400	1,110,085
NichiiGakkan Co. (Health Care Providers & Services)	40,400	377,379
Nihon Unisys, Ltd. (IT Services)	56,300	1,233,925
Nippon Carbon Co., Ltd. (Electrical Equipment)	15,800	896,176
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components)	80,000	2,019,941
Nippon Sheet Glass Co., Ltd. (Building Products)	107,900	913,232
Nippon Thompson Co., Ltd. (Machinery)	199,300	1,155,158
Nippon Yakin Kogyo Co., Ltd. (Metals & Mining)	120,200	319,582
Nojima Corp. (Specialty Retail)	38,200	902,229
NuFlare Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,500	176,497
Oji Holdings Corp. (Paper & Forest Products)	340,000	2,422,653
ORIX Corp. (Diversified Financial Services) (b)	76,700	1,251,426
Pasona Group, Inc. (Professional Services)	16,200	197,125
Persol Holdings Co., Ltd. (Professional Services)	111,400	2,120,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
Poletowin Pitcrew Holdings, Inc. (IT Services)	38,000	$852,041
Rakuten, Inc. (Internet & Direct Marketing Retail)	641,200	4,341,532
Ricoh Co., Ltd. (Technology Hardware, Storage & Peripherals)	406,400	4,066,341
Sanei Architecture Planning Co., Ltd. (Household Durables) (c)	19,400	282,485
SBS Holdings, Inc. (Air Freight & Logistics)	50,000	633,669
Shimizu Corp. (Construction & Engineering) (b)	96,600	784,203
Showa Corp. (Auto Components)	101,800	1,410,142
Showa Denko K.K. (Chemicals)	99,600	4,351,735
SoftBank Group Corp. (Wireless Telecommunication Services)	3,200	256,601
Sony Corp. (Household Durables) (b)	51,800	2,818,735
Sumitomo Chemical Co., Ltd. (Chemicals)	791,000	3,967,794
Sumitomo Corp. (Trading Companies & Distributors)	152,800	2,320,404
Sumitomo Heavy Industries, Ltd. (Machinery)	139,600	4,410,635
Sumitomo Mitsui Construction Co., Ltd. (Construction & Engineering)	131,600	826,910
Systena Corp. (Software)	130,100	1,571,554
Taiyo Yuden Co., Ltd. (Electronic Equipment, Instruments & Components)	79,900	1,613,791
Tamura Corp. (Electronic Equipment, Instruments & Components)	135,700	693,924
TIS Inc. (IT Services)	38,300	1,717,534
Tohoku Electric Power Co., Inc. (Electric Utilities)	41,900	530,272
Tokio Marine Holdings, Inc. (Insurance) (b)	100,400	4,756,843
Tosoh Corp. (Chemicals)	94,700	1,253,043
Towa Pharmaceutical Co., Ltd. (Pharmaceuticals)	23,300	1,800,647
Toyo Tanso Co., Ltd. (Electrical Equipment)	22,700	588,448
Toyota Motor Corp. (Automobiles)	117,200	6,870,900
Trust Tech, Inc. (Professional Services)	27,700	843,262
Valuecommerce Co., Ltd. (Media)	86,800	1,225,439
World Holdings Co., Ltd. (Professional Services)	7,900	190,717
Yume no Machi Souzou Iinkai Co., Ltd. (Internet & Direct Marketing Retail)	20,000	416,537

		143,078,132

Jordan 0.0%‡
Hikma Pharmaceuticals PLC (Pharmaceuticals)	10,271	249,636

Luxembourg 0.8%
ArcelorMittal (Metals & Mining)	166,182	4,148,503
RTL Group S.A. (Media)	10,729	689,030

		4,837,533

	Shares	Value
Macau 0.2%
Wynn Macau, Ltd. (Hotels, Restaurants & Leisure)	640,400	$1,321,313

Netherlands 3.8%
argenx S.E. (Biotechnology) (a)(c)	3,759	298,460
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	99,576	2,135,016
EXOR N.V. (Diversified Financial Services)	75,085	4,255,654
Flow Traders (Capital Markets) (d)	31,958	1,017,866
Heineken Holding N.V. (Beverages)	3,580	310,199
Intertrust N.V. (Professional Services) (d)	23,290	375,907
Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	225,506	5,167,136
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	145,924	5,441,046
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	85,860	2,744,206
Wolters Kluwer N.V. (Professional Services)	5,804	329,747

		22,075,237

New Zealand 0.1%
SKY Network Television, Ltd. (Media)	86,211	126,015
Summerset Group Holdings, Ltd. (Health Care Providers & Services)	53,765	233,662

		359,677

Norway 2.9%
Austevoll Seafood ASA (Food Products)	228,428	3,674,445
B2Holding ASA (Consumer Finance) (c)	73,532	124,039
BW Offshore, Ltd. (Energy Equipment & Services) (a)	157,661	1,011,823
DNO ASA (Oil, Gas & Consumable Fuels)	1,868,411	3,597,275
Grieg Seafood ASA (Food Products)	237,755	3,466,285
Leroy Seafood Group ASA (Food Products)	103,108	950,133
Norway Royal Salmon ASA (Food Products)	11,263	331,351
Sparebank 1 Nord-Norge (Banks)	16,215	129,646
TGS NOPEC Geophysical Co. ASA (Energy Equipment & Services)	105,474	3,539,656

		16,824,653

Portugal 0.5%
Altri SGPS S.A. (Paper & Forest Products)	245,218	2,152,534
Mota-Engil SGPS S.A. (Construction & Engineering) (a)	289,868	577,185
Semapa-Sociedade de Investimento e Gestao SGPS S.A. (Paper & Forest Products)	5,426	103,740

		2,833,459

Russia 0.2%
EVRAZ PLC (Metals & Mining)	154,920	1,075,242

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Singapore 0.1%
Best World International, Ltd. (Personal Products)	216,100	$280,822
Chip Eng Seng Corp., Ltd. (Construction & Engineering)	473,900	229,226
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components) (c)	560,100	307,314

		817,362

South Africa 0.9%
Anglo American PLC (Metals & Mining)	236,304	5,059,839

Spain 3.4%
Almirall S.A. (Pharmaceuticals)	182,877	3,316,242
Banco Santander S.A. (Banks)	24,971	118,649
ENCE Energia y Celulosa S.A. (Paper & Forest Products)	410,108	3,448,979
Grifols S.A. (Biotechnology)	64,006	1,826,185
Iberdrola S.A. (Electric Utilities)	706,766	5,008,045
Repsol S.A. (Oil, Gas & Consumable Fuels) (b)	292,626	5,245,085
Sacyr S.A. (Construction & Engineering)	300,778	727,344

		19,690,529

Sweden 4.5%
Atlas Copco AB, Class A (Machinery)	29,938	741,322
Betsson A.B. (Hotels, Restaurants & Leisure) (a)	310,507	2,697,509
Capio A.B. (Health Care Providers & Services) (d)	37,453	236,968
Elekta A.B., Class B (Health Care Equipment & Supplies)	54,322	688,883
JM A.B. (Household Durables)	115,124	2,188,339
Mekonomen A.B. (Specialty Retail)	23,198	271,243
Mycronic A.B. (Electronic Equipment, Instruments & Components) (c)	76,820	962,857
Nobina A.B. (Road & Rail) (d)	148,410	990,897
Peab A.B. (Construction & Engineering)	72,196	635,876
Recipharm A.B., Class B (Pharmaceuticals) (a)	46,342	685,674
Scandic Hotels Group A.B. (Hotels, Restaurants & Leisure) (d)	17,588	160,771
Skandinaviska Enskilda Banken A.B., Class A (Banks)	167,721	1,736,748
Swedish Match A.B. (Tobacco)	62,184	3,168,607
Swedish Orphan Biovitrum A.B. (Biotechnology) (a)	150,606	3,074,280
Telefonaktiebolaget LM Ericsson, Class B (Communications Equipment)	591,865	5,159,897
Telia Co. A.B. (Diversified Telecommunication Services)	534,467	2,409,764
Tethys Oil A.B. (Oil, Gas & Consumable Fuels)	23,087	222,339

		26,031,974

	Shares	Value
Switzerland 4.6%
Ferrexpo PLC (Metals & Mining)	1,234,782	$3,297,066
Leonteq A.G. (Capital Markets) (a)(c)	19,045	899,350
Novartis A.G., Registered (Pharmaceuticals)	141,558	12,402,401
Schweizerische Nationalbank, Registered (Diversified Financial Services)	65	343,345
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	127,876	1,943,737
Swissquote Group Holding S.A., Registered (Capital Markets)	30,482	1,585,917
Zurich Insurance Group A.G. (Insurance)	19,854	6,174,128

		26,645,944

United Kingdom 12.4%
Ashtead Group PLC (Trading Companies & Distributors)	91,492	2,263,472
AstraZeneca PLC (Pharmaceuticals)	9,737	745,506
Barclays PLC (Banks) (b)	976,156	2,152,322
Barratt Developments PLC (Household Durables)	669,655	4,399,600
Berkeley Group Holdings PLC (Household Durables)	69,866	3,126,489
Bovis Homes Group PLC (Household Durables)	33,325	412,756
British American Tobacco PLC (Tobacco)	26,762	1,160,821
Charter Court Financial Services Group PLC (Thrifts & Mortgage Finance) (d)	32,682	121,396
CNH Industrial N.V. (Machinery)	260,981	2,715,384
Computacenter PLC (IT Services)	142,445	1,999,164
Convatec Group PLC (Health Care Equipment & Supplies) (d)	31,680	65,599
Diageo PLC (Beverages)	8,699	301,160
Drax Group PLC (Independent Power & Renewable Electricity Producers)	149,638	768,130
EnQuest PLC (Oil, Gas & Consumable Fuels) (a)	1,343,254	468,727
Games Workshop Group PLC (Leisure Products)	9,078	356,228
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	560,388	1,554,345
GlaxoSmithKline PLC (Pharmaceuticals) (b)	130,951	2,529,471
Go-Ahead Group PLC (Road & Rail)	18,298	359,248
Greene King PLC (Hotels, Restaurants & Leisure)	78,377	483,476
Gulf Keystone Petroleum, Ltd. (Oil, Gas & Consumable Fuels) (a)	517,477	1,471,702
HSBC Holdings PLC (Banks)	463,878	3,823,799
Imperial Brands PLC (Tobacco) (b)	154,551	5,240,925
International Consolidated Airlines Group S.A.	629,068	4,858,385
Just Group PLC (Insurance)	336,010	381,171
Legal & General Group PLC (Insurance)	622,890	2,002,388
McCarthy & Stone PLC (Household Durables) (d)	69,987	120,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Meggitt PLC (Aerospace & Defense)	157,525	$1,066,744
NEXT PLC (Multiline Retail)	66,459	4,420,689
OneSavings Bank PLC (Thrifts & Mortgage Finance)	364,261	1,737,614
Paragon Banking Group PLC (Thrifts & Mortgage Finance)	174,877	951,334
Pearson PLC (Media)	362,867	4,167,857
Persimmon PLC (Household Durables)	153,886	4,512,232
Pets at Home Group PLC (Specialty Retail) (b)	727,705	1,023,168
Redrow PLC (Household Durables)	99,134	669,679
Softcat PLC (IT Services)	117,287	966,960
Tesco PLC (Food & Staples Retailing)	1,865,764	5,086,821
Unilever N.V., CVA (Personal Products)	5,443	292,992
Unilever PLC (Personal Products)	35,345	1,873,305
WPP PLC (Media)	156,189	1,774,008

		72,425,835

Total Common Stocks (Cost $599,820,195)		556,175,809

Exchange-Traded Funds 0.4%
United States 0.4%
iShares MSCI EAFE ETF (Capital Markets)	38,673	2,415,516

Total Exchange-Traded Funds (Cost $2,389,128)		2,415,516

Preferred Stocks 0.2%
Germany 0.2%
Sartorius AG 0.41% (Health Care Equipment & Supplies)	1,564	226,748
Volkswagen A.G. 2.55% (Automobiles) (b)	6,590	1,110,369

Total Preferred Stocks (Cost $1,259,538)		1,337,117

Total Investments, Before Investments Sold Short (Cost $603,468,861)	95.9%	559,928,442

Investments Sold Short (0.0%)‡ Common Stocks Sold Short (0.0%)‡
Australia (0.0%)‡
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(e)(f)(g)	(444,108)	(31)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(e)(f)(g)	(86,000)	(2,742)

	Shares		Value
Hong Kong (0.0%)‡
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)(e)(f)(g)	(1,608,000	) %	$(20,505)

Total Common Stocks Sold Short (Proceeds $310,473)			(23,278)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(e)(f)(g)	(19,159)		(1)

Total Rights Sold Short (Proceeds $0)			(1)

	Number of Warrants
Warrants Sold Short (0.0%)‡
Singapore (0.0%)‡
Ezion Holdings, Ltd. (Energy Equipment & Services) (a)(e)(g)	(2,005,620)		(290)

Total Warrants Sold Short (Proceeds $0)			(290)

Total Investments Sold Short (Proceeds $310,473)			(23,569)

Total Investments, Net of Investments Sold Short (Cost $603,158,388)	95.9%		559,904,873
Other Assets, Less Liabilities	4.1		24,121,372
Net Assets	100.0%		$584,026,245

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(K)).

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $6,919,163 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $7,140,954 (See Note 2(N)).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(23,569), which represented less than one-tenth of a percent of the Fund's net assets. (Unaudited)

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $(23,569), which represented less than one-tenth of a percent of the Fund's net assets.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2018 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia
Citigroup	Altura Mining, Ltd.	1 month LIBOR BBA minus 7.056%	11/15/2018	Monthly	$(1,017)	$530,326
Citigroup	ARB Corp., Ltd.	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(1,007)	104,187
Citigroup	Ardent Leisure Group	1 month LIBOR BBA minus 1.00%	11/15/2018	Monthly	(279)	76,419
Citigroup	Bellamy's Australia, Ltd.	1 month LIBOR BBA minus 1.586%	11/15/2018	Monthly	(3,075)	872,959
Citigroup	Clean TeQ Holdings, Ltd.	1 month LIBOR BBA minus 13.024%	11/15/2018	Monthly	(1,717)	1,113,841
Citigroup	Cooper Energy, Ltd.	1 month LIBOR BBA minus 1.439%	11/15/2018	Monthly	(368)	183
Citigroup	Costa Group Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(1,978)	142,432
Citigroup	Galaxy Resources, Ltd.	1 month LIBOR BBA minus 11.818%	11/15/2018	Monthly	(3,362)	1,065,734
Citigroup	Global Geoscience, Ltd.	1 month LIBOR BBA minus 6.774%	11/15/2018	Monthly	(380)	208,348
Citigroup	HUB24, Ltd.	1 month LIBOR BBA minus 6.277%	11/15/2018	Monthly	(528)	83,945
Citigroup	InvoCare, Ltd.	1 month LIBOR BBA minus 1.541%	11/15/2018	Monthly	(743)	46,953
Citigroup	Kidman Resources, Ltd.	1 month LIBOR BBA minus 6.00%	11/15/2018	Monthly	(750)	337,632
Citigroup	Kogan.com, Ltd.	1 month LIBOR BBA minus 7.00%	11/15/2018	Monthly	(790)	467,105
Citigroup	Lynas Corp., Ltd.	1 month LIBOR BBA minus 2.827%	11/15/2018	Monthly	(3,180)	362,084
Citigroup	Metals X, Ltd.	1 month LIBOR BBA minus 1.916%	11/15/2018	Monthly	(767)	383,574
Citigroup	Nufarm, Ltd.	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(1,748)	269,748
Citigroup	Pilbara Minerals, Ltd.	1 month LIBOR BBA minus 13.50%	11/15/2018	Monthly	(166)	19,410
Citigroup	Rio Tinto PLC, Registered	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	1,385	16,219
Citigroup	Syrah Resources, Ltd.	1 month LIBOR BBA minus 4.50%	11/15/2018	Monthly	(765)	278,500
Citigroup	Virgin Australia Holdings, Ltd.	1 month LIBOR BBA minus 5.00%	11/15/2018	Monthly	(51)	1,598

Austria
Citigroup	FACC A.G.	1 month LIBOR BBA minus 0.505%	11/15/2018	Monthly	(1,302)	249,151
Citigroup	Zumtobel Group A.G.	1 month LIBOR BBA minus 1.459%	11/15/2018	Monthly	(823)	105,008

Belgium
Citigroup	Bekaert S.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(46)	7,283
Citigroup	D'ieteren S.A./N.V.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(35)	4,619
Citigroup	Econocom Group S.A./N.V.	1 month LIBOR BBA minus 5.50%	11/15/2018	Monthly	(51)	3,715
Citigroup	Ion Beam Applications	1 month LIBOR BBA minus 5.50%	11/15/2018	Monthly	(1,679)	533,065
Citigroup	Kinepolis Group N.V.	1 month LIBOR BBA minus 5.271%	11/15/2018	Monthly	(108)	20,736
Citigroup	Nyrstar N.V.	1 month LIBOR BBA minus 11.398%	11/15/2018	Monthly	(815)	561,256
Citigroup	Ontex Group N.V.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(447)	163,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Denmark
Citigroup	Bang & Olufsen A/S	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	$(376)	$42,257

Finland
Citigroup	Caverion OYJ	1 month LIBOR BBA minus 2.161%	11/15/2018	Monthly	(674)	144,014
Citigroup	Lehto Group OYJ	1 month LIBOR BBA minus 2.75%	11/15/2018	Monthly	(1)	279
Citigroup	Outotec OYJ	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(503)	215,321

France
Citigroup	Claranova SADIR	1 month LIBOR BBA minus 9.00%	11/15/2018	Monthly	—	2
Citigroup	DBV Technologies S.A.	1 month LIBOR BBA minus 2.446%	11/15/2018	Monthly	(2,153)	434,658
Citigroup	Elior Group S.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(63)	4,957
Citigroup	Europcar Groupe S.A.	1 month LIBOR BBA minus 0.517%	11/15/2018	Monthly	(1,903)	178,297
Citigroup	Nanobiotix	1 month LIBOR BBA minus 40.00%	11/15/2018	Monthly	(80)	16,958
Citigroup	Peugeot S.A.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	4,495	181,928
Citigroup	Soitec S.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(1,426)	119,620
Citigroup	Solocal Group	1 month LIBOR BBA minus 3.864%	11/15/2018	Monthly	(1,909)	552,749
Citigroup	SRP Groupe S.A.	1 month LIBOR BBA minus 10.659%	11/15/2018	Monthly	(489)	303,793
Citigroup	Tarkett S.A.	1 month LIBOR BBA minus 0.523%	11/15/2018	Monthly	(2,156)	496,907
Citigroup	Technicolor S.A., Registered	1 month LIBOR BBA minus 6.00%	11/15/2018	Monthly	(4,018)	1,635,620
Citigroup	Virbac S.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(51)	1,546

Germany
Citigroup	Aumann A.G.	1 month LIBOR BBA minus 6.965%	11/15/2018	Monthly	(1,233)	282,005
Citigroup	Basler A.G.	1 month LIBOR BBA minus 4.117%	11/15/2018	Monthly	(242)	39,735
Citigroup	Fielmann A.G.	1 month LIBOR BBA minus 0.432%	11/15/2018	Monthly	(2,554)	230,041
Citigroup	GRENKE A.G.	1 month LIBOR BBA minus 1.318%	11/15/2018	Monthly	(2,115)	378,146
Citigroup	SGL Carbon S.E.	1 month LIBOR BBA minus 5.154%	11/15/2018	Monthly	(740)	104,082
Citigroup	SLM Solutions Group A.G.	1 month LIBOR BBA minus 10.50%	11/15/2018	Monthly	(1,357)	697,983
Citigroup	zooplus A.G.	1 month LIBOR BBA minus 4.50%	11/15/2018	Monthly	(1,812)	71,169

Hong Kong
Citigroup	Camsing International Holding, Ltd.	1 month LIBOR BBA minus 10.515%	11/15/2018	Monthly	(320)	5,042
Citigroup	Esprit Holdings, Ltd.	1 month LIBOR BBA minus 0.827%	11/15/2018	Monthly	(1,260)	691,794
Citigroup	Pacific Basin Shipping Ltd	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(915)	95,930
Citigroup	Sa Sa International Holdings, Ltd.	1 month LIBOR BBA minus 1.00%	11/15/2018	Monthly	(257)	589
Citigroup	We Solutions, Ltd.	1 month LIBOR BBA minus 0.00%	11/15/2018	Monthly	(51)	34,259

Ireland
Citigroup	Cairn Homes PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(85)	456

Italy
Citigroup	Ansaldo STS S.p.A.	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(639)	23,956
Citigroup	Brunello Cucinelli S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(858)	69,781
Citigroup	Cerved Group S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(320)	84,245
Citigroup	Credito Valtellinese S.p.A.	1 month LIBOR BBA minus 5.50%	11/15/2018	Monthly	(2,312)	310,221
Citigroup	Datalogic S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(480)	75,350

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Italy (continued)
Citigroup	De' Longhi S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	$(581)	$59,239
Citigroup	Fila S.p.A.	1 month LIBOR BBA minus 1.59%	11/15/2018	Monthly	(541)	76,642
Citigroup	GIMA TT S.p.A.	1 month LIBOR BBA minus 0.75%	11/15/2018	Monthly	(151)	7,616
Citigroup	Juventus Football Club S.p.A.	1 month LIBOR BBA minus 4.456%	11/15/2018	Monthly	(1,704)	588,216
Citigroup	OVS S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(356)	155,807
Citigroup	Safilo Group S.p.A.	1 month LIBOR BBA minus 1.75%	11/15/2018	Monthly	(314)	222,117
Citigroup	Tamburi Investment Partners S.p.A.	1 month LIBOR BBA minus 0.487%	11/15/2018	Monthly	(1,124)	116,930

Japan
Citigroup	Chiyoda Co., Ltd.	1 month LIBOR BBA minus 0.966%	11/16/2018	Monthly	(61)	1,069
Citigroup	COOKPAD, Inc.	1 month LIBOR BBA minus 5.757%	11/16/2018	Monthly	(1,316)	322,270
Citigroup	eGuarantee, Inc.	1 month LIBOR BBA minus 1.948%	11/16/2018	Monthly	(247)	23,741
Citigroup	FP Corp.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(513)	39,535
Citigroup	FreakOut Holdings, Inc.	1 month LIBOR BBA minus 12.375%	11/16/2018	Monthly	(804)	504,273
Citigroup	Funai Soken Holdings, Inc.	1 month LIBOR BBA minus 0.551%	11/16/2018	Monthly	(627)	79,973
Citigroup	Fuso Chemical Co., Ltd.	1 month LIBOR BBA minus 1.407%	11/16/2018	Monthly	(1,083)	193,113
Citigroup	Japan Lifeline Co., Ltd.	1 month LIBOR BBA minus 0.529%	11/16/2018	Monthly	(1,416)	291,265
Citigroup	Kotobuki Spirits Co., Ltd.	1 month LIBOR BBA minus 0.912%	11/16/2018	Monthly	(1,063)	36,934
Citigroup	LEC, Inc.	1 month LIBOR BBA minus 1.00%	11/16/2018	Monthly	(268)	47,100
Citigroup	M&A Capital Partners Co., Ltd.	1 month LIBOR BBA minus 6.628%	11/16/2018	Monthly	(1,395)	39,495
Citigroup	Matsuya Co., Ltd.	1 month LIBOR BBA minus 0.684%	11/16/2018	Monthly	(1,050)	341,474
Citigroup	Mitsui & Co., Ltd.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	4,897	495,773
Citigroup	Nihon M&A Center, Inc.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(1,673)	27,708
Citigroup	Nissei ASB Machine Co., Ltd.	1 month LIBOR BBA minus 2.077%	11/16/2018	Monthly	(409)	4,234
Citigroup	Nittoku Engineering Co., Ltd.	1 month LIBOR BBA minus 4.852%	11/16/2018	Monthly	(1,556)	108,495
Citigroup	Optex Group Co., Ltd.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(412)	22,065
Citigroup	Septeni Holdings Co., Ltd.	1 month LIBOR BBA minus 1.75%	11/16/2018	Monthly	(122)	70,738
Citigroup	Seria Co., Ltd.	1 month LIBOR BBA minus 1.25%	11/16/2018	Monthly	(1,404)	99,817
Citigroup	Seven & i Holdings Co., Ltd.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	3,436	217,228
Citigroup	Shoei Co., Ltd.	1 month LIBOR BBA minus 1.173%	11/16/2018	Monthly	(1,314)	46,044
Citigroup	Sony Corp.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	3,978	398,843
Citigroup	Sosei Group Corp.	1 month LIBOR BBA minus 7.321%	11/16/2018	Monthly	(2,030)	723,164
Citigroup	Totetsu Kogyo Co., Ltd.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(59)	724
Citigroup	Uzabase, Inc.	1 month LIBOR BBA minus 6.514%	11/16/2018	Monthly	(28)	5,696
Citigroup	Yasunaga Corp.	1 month LIBOR BBA minus 11.50%	11/16/2018	Monthly	(374)	170,076
Citigroup	Yonex Co., Ltd.	1 month LIBOR BBA minus 12.358%	11/16/2018	Monthly	(1,063)	70,852

Jersey
Citigroup	Sanne Group PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(570)	109,146

Kazakhstan
Citigroup	Nostrum Oil & Gas PLC	1 month LIBOR BBA minus 1.61%	11/15/2018	Monthly	(319)	101,609

Netherlands
Citigroup	NN Group N.V.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	4,556	53,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Netherlands (continued)
Citigroup	Pharming Group N.V.	1 month LIBOR BBA minus 3.50%	11/15/2018	Monthly	$(1,364)	$350,920
Citigroup	Royal Dutch Shell PLC, Class B	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	1,910	24,392
Citigroup	Wessanen	1 month LIBOR BBA minus 0.767%	11/15/2018	Monthly	(1,215)	163,702

Norway
Citigroup	AXACTOR A.B.	1 month LIBOR BBA minus 5.81%	11/15/2018	Monthly	(818)	132,566
Citigroup	Nordic Nanovector ASA	1 month LIBOR BBA minus 6.621%	11/15/2018	Monthly	(1,317)	438,869
Citigroup	Otello Corp ASA	1 month LIBOR BBA minus 1.00%	11/15/2018	Monthly	(585)	247,965
Citigroup	Salmar ASA	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	2,644	856,491
Citigroup	Scatec Solar ASA	1 month LIBOR BBA minus 4.213%	11/15/2018	Monthly	(669)	7,455
Citigroup	Schibsted ASA	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(560)	49,397
Citigroup	XXL ASA	1 month LIBOR BBA minus 0.783%	11/15/2018	Monthly	(2,031)	503,416

Portugal
Citigroup	Pharol SGPS S.A.	1 month LIBOR BBA minus 7.827%	11/15/2018	Monthly	(301)	187,233

Singapore
Citigroup	COSCO Shipping International Singapore Co., Ltd.	1 month LIBOR BBA minus 10.583%	11/16/2018	Monthly	(1,219)	343,760
Citigroup	Sembcorp Marine, Ltd.	1 month LIBOR BBA minus 9.048%	11/16/2018	Monthly	(1,372)	79,915

South Africa
Citigroup	Petra Diamonds, Ltd.	1 month LIBOR BBA minus 2.00%	11/15/2018	Monthly	(2,929)	1,464,125

Spain
Citigroup	Liberbank S.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(70)	6,793
Citigroup	Neinor Homes S.A.	1 month LIBOR BBA minus 0.546%	11/15/2018	Monthly	(1,825)	316,400
Citigroup	Pharma Mar S.A.	1 month LIBOR BBA minus 2.25%	11/15/2018	Monthly	(820)	344,691
Citigroup	Promotora de Informaciones S.A., Class A	1 month LIBOR BBA minus 6.50%	11/15/2018	Monthly	(61)	10,447
Citigroup	Tubacex S.A.	1 month LIBOR BBA minus 2.62%	11/15/2018	Monthly	(645)	65,451

Sweden
Citigroup	RaySearch Laboratories A.B.	1 month LIBOR BBA minus 2.472%	11/15/2018	Monthly	(1,102)	249,544
Citigroup	Vitrolife A.B.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(248)	3,148

Switzerland
Citigroup	Basilea Pharmaceutica A.G., Registered	1 month LIBOR BBA minus 1.309%	11/15/2018	Monthly	(1,541)	337,925
Citigroup	COSMO Pharmaceuticals N.V.	1 month LIBOR BBA minus 8.00%	11/15/2018	Monthly	(2,309)	113,457
Citigroup	EFG International A.G.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(229)	10,446
Citigroup	GAM Holding A.G.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(818)	200,065
Citigroup	Meyer Burger Technology A.G.	1 month LIBOR BBA minus 2.914%	11/15/2018	Monthly	(2,798)	1,461,996
Citigroup	Nestle S.A.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	13,545	272,912
Citigroup	Rieter Holding A.G.	1 month LIBOR BBA minus 3.00%	11/15/2018	Monthly	(75)	12,035
Citigroup	Roche Holding A.G.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	11,521	91,490
Citigroup	u-blox Holding A.G.	1 month LIBOR BBA minus 0.75%	11/15/2018	Monthly	(1,275)	161,630

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

United Kingdom
Citigroup	Ascential PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	$(103)	$12,797
Citigroup	BP PLC	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	7,480	74,527
Citigroup	Capita PLC	1 month LIBOR BBA minus 0.50%	11/15/2018	Monthly	(1,711)	512,624
Citigroup	Card Factory PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(20)	844
Citigroup	Clarkson PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(80)	1,973
Citigroup	GlaxoSmithKline PLC	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	5,433	111,428
Citigroup	Hill & Smith Holdings PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(205)	15,374
Citigroup	J. Sainsbury PLC	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	3,448	823,114
Citigroup	Lancashire Holdings, Ltd.	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(1,661)	232,788
Citigroup	Metro Bank PLC	1 month LIBOR BBA minus 3.206%	11/15/2018	Monthly	(3,558)	1,272,900
Citigroup	Mitie Group PLC	1 month LIBOR BBA minus 0.473%	11/15/2018	Monthly	(879)	96,350
Citigroup	NCC Group PLC	1 month LIBOR BBA minus 1.25%	11/15/2018	Monthly	(1,357)	227,023
Citigroup	On the Beach Group PLC	1 month LIBOR BBA minus 0.638%	11/15/2018	Monthly	(2,329)	465,986
Citigroup	Provident Financial PLC	1 month LIBOR BBA minus 2.523%	11/15/2018	Monthly	(2,922)	672,864
Citigroup	Serco Group PLC	1 month LIBOR BBA minus 0.472%	11/15/2018	Monthly	(1,622)	167,747
Citigroup	SIG PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(465)	39,191
Citigroup	Stobart Group, Ltd.	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(1,010)	171,225
Citigroup	Superdry PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(2,682)	871,722
Citigroup	TalkTalk Telecom Group PLC	1 month LIBOR BBA minus 5.04%	11/15/2018	Monthly	(2,267)	7,757
Citigroup	Ted Baker PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(1,282)	361,359
Citigroup	Telecom Plus PLC	1 month LIBOR BBA minus 0.365%	11/15/2018	Monthly	(852)	29,535
Citigroup	Vectura Group PLC	1 month LIBOR BBA minus 0.425%	11/15/2018	Monthly	(2,344)	567,419
					$(74,093)	$36,670,901

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Australia
Citigroup	Australian Agricultural Co., Ltd.	1 month LIBOR BBA minus 1.50%	11/15/2018	Monthly	$(464)	$(19,450)
Citigroup	CSL, Ltd.	1 month LIBOR BBA plus 0.50%	11/15/2018	Monthly	6,058	(399,858)
Citigroup	G8 Education, Ltd.	1 month LIBOR BBA minus 4.00%	11/15/2018	Monthly	(282)	(5,399)
Citigroup	Liquefied Natural Gas, Ltd.	1 month LIBOR BBA minus 10.00%	11/15/2018	Monthly	(27)	(2,294)
Citigroup	Macquarie Group, Ltd.	1 month LIBOR BBA plus 0.50%	11/15/2018	Monthly	5,964	(582,422)
Citigroup	Nanosonics, Ltd.	1 month LIBOR BBA minus 0.556%	11/15/2018	Monthly	(2,161)	(55,606)
Citigroup	SolGold PLC	1 month LIBOR BBA minus 4.75%	11/15/2018	Monthly	(127)	(3,860)
Citigroup	South32, Ltd.	1 month LIBOR BBA plus 0.50%	11/15/2018	Monthly	5,047	(363,786)
Citigroup	Vocus Group, Ltd.	1 month LIBOR BBA minus 0.748%	11/15/2018	Monthly	(1,945)	(415,051)
Citigroup	Wesfarmers, Ltd.	1 month LIBOR BBA plus 0.50%	11/15/2018	Monthly	1,105	(51,787)
Citigroup	Whitehaven Coal, Ltd.	1 month LIBOR BBA plus 0.50%	11/15/2018	Monthly	3,614	(195,136)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Denmark
Citigroup	ALK-Abello A/S	1 month LIBOR BBA minus 1.25%	11/15/2018	Monthly	$(1,063)	$(338,557)

France
Citigroup	Air France-KLM	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(2,227)	(95,352)
Citigroup	AXA S.A.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	6,511	(404,046)
Citigroup	LVMH Moet Hennessy Louis Vuitton SE	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	5,335	(675,399)
Citigroup	Nexans S.A.	1 month LIBOR BBA minus 0.875%	11/15/2018	Monthly	(540)	(33,910)
Citigroup	Sanofi	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	4,981	(184,791)
Citigroup	TOTAL S.A.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	5,862	(222,588)

Germany
Citigroup	Allianz S.E., Registered	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	5,467	(76,675)
Citigroup	Bayer A.G., Registered	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	8,828	(2,632,820)
Citigroup	Hypoport A.G.	1 month LIBOR BBA minus 4.00%	11/15/2018	Monthly	(1,251)	(423,985)

Ireland
Citigroup	Greencore Group PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(1,363)	(4,438)

Italy
Citigroup	Bio On S.p.A.	1 month LIBOR BBA minus 3.531%	11/15/2018	Monthly	(464)	(282,460)
Citigroup	FinecoBank Banca Fineco S.p.A.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(2,245)	(73,959)

Japan
Citigroup	Adastria Co., Ltd.	1 month LIBOR BBA minus 2.29%	11/16/2018	Monthly	(23)	(7,823)
Citigroup	Anicom Holdings, Inc.	1 month LIBOR BBA minus 3.138%	11/16/2018	Monthly	(694)	(37,696)
Citigroup	Ci:z Holdings Co., Ltd.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(560)	(99,849)
Citigroup	Clarion Co., Ltd.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(746)	(430,626)
Citigroup	Giken, Ltd.	1 month LIBOR BBA minus 4.51%	11/16/2018	Monthly	(192)	(69,117)
Citigroup	Goldwin, Inc.	1 month LIBOR BBA minus 1.502%	11/16/2018	Monthly	(711)	(67,408)
Citigroup	Harmonic Drive Systems, Inc.	1 month LIBOR BBA minus 6.00%	11/16/2018	Monthly	(84)	(10,804)
Citigroup	Hirata Corp.	1 month LIBOR BBA minus 8.191%	11/16/2018	Monthly	(1,576)	(50,336)
Citigroup	Hitachi, Ltd.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	5,819	(1,050,256)
Citigroup	Japan Investment Adviser Co., Ltd.	1 month LIBOR BBA minus 5.50%	11/16/2018	Monthly	(699)	(62,449)
Citigroup	Lasertec Corp.	1 month LIBOR BBA minus 0.50%	11/16/2018	Monthly	(1,072)	(205,622)
Citigroup	LIFULL Co., Ltd.	1 month LIBOR BBA minus 0.75%	11/16/2018	Monthly	(1,143)	(166,703)
Citigroup	Mebuki Financial Group, Inc.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	5,436	(1,295,367)
Citigroup	Megachips Corp.	1 month LIBOR BBA minus 5.701%	11/16/2018	Monthly	(1,275)	(18,512)
Citigroup	Mitsubishi Corp.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	5,780	(12,010)
Citigroup	MonotaRO Co., Ltd.	1 month LIBOR BBA minus 1.25%	11/16/2018	Monthly	(1,546)	(48,127)
Citigroup	Nippon Telegraph & Telephone Corp.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	5,894	(590,926)
Citigroup	Orient Corp.	1 month LIBOR BBA minus 1.75%	11/16/2018	Monthly	(415)	(84,993)
Citigroup	OSAKA Titanium Technologies Co., Ltd.	1 month LIBOR BBA minus 4.00%	11/16/2018	Monthly	(1,090)	(130,439)
Citigroup	Pacific Metals Co., Ltd.	1 month LIBOR BBA minus 1.50%	11/16/2018	Monthly	(65)	(6,021)
Citigroup	Sumitomo Mitsui Financial Group, Inc.	1 month LIBOR BBA plus 0.50%	11/16/2018	Monthly	6,770	(183,397)
Citigroup	Toho Titanium Co., Ltd.	1 month LIBOR BBA minus 3.163%	11/16/2018	Monthly	(972)	(90,628)

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Malta
Citigroup	Kambi Group PLC	1 month LIBOR BBA minus 2.00%	11/15/2018	Monthly	$(783)	$(246,795)

Netherlands
Citigroup	Royal Dutch Shell PLC, Class A	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	4,123	(333,899)

Norway
Citigroup	NEL ASA	1 month LIBOR BBA minus 11.744%	11/15/2018	Monthly	(1,744)	(57,813)
Citigroup	Sbanken ASA	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(186)	(5,119)

Singapore
Citigroup	Raffles Medical Group, Ltd.	1 month LIBOR BBA minus 2.50%	11/16/2018	Monthly	(0)	(492)

Spain
Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	4,610	(66,645)

Sweden
Citigroup	Alimak Group A.B.	1 month LIBOR BBA minus 1.625%	11/15/2018	Monthly	(132)	(7,180)
Citigroup	Cellavision A.B.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(199)	(5,260)
Citigroup	Clas Ohlson A.B., Class B	1 month LIBOR BBA minus 7.00%	11/15/2018	Monthly	(184)	(4,537)
Citigroup	Evolution Gaming Group A.B.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(274)	(16,726)
Citigroup	LeoVegas A.B.	1 month LIBOR BBA minus 2.00%	11/15/2018	Monthly	(319)	(37,881)
Citigroup	NetEnt A.B.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(1,323)	(286,111)
Citigroup	Paradox Interactive A.B.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(157)	(13,177)
Citigroup	Volvo A.B.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	6,126	(1,516,890)

Switzerland
Citigroup	Comet Holding A.G., Registered	1 month LIBOR BBA minus 1.445%	11/15/2018	Monthly	(1,898)	(190,275)
Citigroup	VAT Group A.G.	1 month LIBOR BBA minus 0.40%	11/15/2018	Monthly	(2,346)	(171,814)

Tanzania, United Republic Of
Citigroup	Acacia Mining PLC	1 month LIBOR BBA minus 0.756%	11/15/2018	Monthly	(1,219)	(39,406)

United Kingdom
Citigroup	Crest Nicholson Holdings PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(454)	(10,556)
Citigroup	Dunelm Group PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(285)	(39,850)
Citigroup	Fiat Chrysler Automobiles N.V.	1 month LIBOR BBA plus 0.40%	11/15/2018	Monthly	2,844	(380,349)
Citigroup	Lloyds Banking Group PLC	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	6,665	(441,855)
Citigroup	Ocado Group PLC	1 month LIBOR BBA minus 2.25%	11/15/2018	Monthly	(485)	(1,057,452)
Citigroup	Spire Healthcare Group PLC	1 month LIBOR BBA minus 0.35%	11/15/2018	Monthly	(346)	(1,715)
Citigroup	Vodafone Group PLC	1 month LIBOR BBA plus 0.35%	11/15/2018	Monthly	19	(4,276)
					$73,502	$(17,198,811)

1	As of October 31, 2018, cash in the amount $21,139,432 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund's assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$556,175,809	$—	$—	$556,175,809
Exchange-Traded Funds	2,415,516	—	—	2,415,516
Preferred Stocks	1,337,117	—	—	1,337,117

Total Investments in Securities	$559,928,442	$—	$—	$559,928,442

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	36,670,901	—	36,670,901

Total Investments in Securities and Other Financial Instruments	$559,928,442	$36,670,901	$—	$596,599,343

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (c)	$—	$—	$(23,278)	$(23,278)
Rights Sold Short (d)	—	—	(1)	(1)
Warrants Sold Short	—	(290)	—	(290)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(17,198,811)	—	(17,198,811)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(17,199,101)	$(23,279)	$(17,222,380)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $(31), $(2,742), and $(20,505) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(1) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$12,412,076	2.1%
Air Freight & Logistics	633,669	0.1
Airlines	9,317,300	1.6
Auto Components	1,427,059	0.2
Automobiles	7,981,269	1.4
Banks	41,289,579	7.1
Beverages	2,237,376	0.4
Biotechnology	5,317,625	0.9
Building Products	1,971,705	0.3
Capital Markets	6,364,332	1.1
Chemicals	22,366,860	3.8
Communications Equipment	5,159,897	0.9
Construction & Engineering	11,557,005	2.0
Construction Materials	1,241,282	0.2
Consumer Finance	198,720	0.0	‡
Diversified Financial Services	13,152,757	2.2
Diversified Telecommunication Services	13,343,373	2.3
Electric Utilities	19,925,564	3.4
Electrical Equipment	1,670,805	0.3
Electronic Equipment, Instruments & Components	7,832,370	1.3
Energy Equipment & Services	4,551,479	0.8
Entertainment	2,949,602	0.5
Food & Staples Retailing	10,351,153	1.8
Food Products	8,481,918	1.5
Health Care Equipment & Supplies	14,452,375	2.5
Health Care Providers & Services	2,019,201	0.3
Hotels, Restaurants & Leisure	6,354,142	1.1
Household Durables	19,628,197	3.4
Independent Power & Renewable Electricity Producers	3,589,492	0.6
Industrial Conglomerates	7,159,328	1.2
Insurance	29,133,352	5.0
Internet & Direct Marketing Retail	6,628,214	1.1
IT Services	16,680,199	2.9
Leisure Products	356,228	0.1
Machinery	19,902,709	3.4
Media	17,504,027	3.0
Metals & Mining	35,856,102	6.1
Multi-Utilities	5,082,581	0.9
Multiline Retail	5,774,060	1.0
Oil, Gas & Consumable Fuels	22,595,410	3.9
Paper & Forest Products	8,817,746	1.5
Personal Products	7,068,148	1.2
Pharmaceuticals	35,280,955	6.0
Professional Services	6,042,962	1.0
Real Estate	376,005	0.1
Real Estate Management & Development	8,274,292	1.4
Road & Rail	2,156,785	0.4

	Value	Percent †
Semiconductors & Semiconductor Equipment	$4,255,250	0.7%
Software	8,743,655	1.5
Specialty Retail	6,739,650	1.2
Technology Hardware, Storage & Peripherals	5,650,371	1.0
Textiles, Apparel & Luxury Goods	10,647,411	1.8
Thrifts & Mortgage Finance	8,378,566	1.4
Tobacco	10,250,151	1.8
Trading Companies & Distributors	10,474,907	1.8
Transportation Infrastructure	2,064,595	0.4
Wireless Telecommunication Services	256,601	0.0 ‡

	559,928,442	95.9
Other Assets, Less Liabilities*	24,097,803	4.1

Net Assets	$584,026,245	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details on the following page).

‡	Less than one-tenth of a percent.

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(31)	(0.0	)%‡
Biotechnology	(1)	(0.0	)‡
Electronic Equipment, Instruments & Components	(20,505)	(0.0	)‡
Energy Equipment & Services	(290)	(0.0	)‡
Specialty Retail	(2,742)	(0.0	)‡

Total Investments Sold Short	$(23,569)	(0.0	)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2018 (a)
Common Stocks Sold Short
Australia	$(3,401)	$—	$4,958	$(1,588)	$—	$—	$—	$—	$(31)	$3,370
China	(1,852)	—	—	(890)	—	—	—	—	(2,742)	(890)
Hong Kong	(7,935)	—	—	(12,570)	—				(20,505)	(12,570)
Rights Sold Short
Austria	(2)	—	—	1	—	—	—	—	(1)	1

Total	$(13,190)	$—	$4,958	$(15,047)	$—	$—	$—	$—	$(23,279)	$(10,089)

(a)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities before investments sold short, at value (identified cost $603,468,861) including securities on loan of $6,919,163	$559,928,442
Cash denominated in foreign currencies (identified cost $805,585)	803,838
Receivables:
Investment securities sold	20,187,425
Dividends and interest	3,800,248
Fund shares sold	207,111
Securities lending income	46,349
Variation margin on futures contracts	81
Unrealized appreciation on OTC swap contracts	36,670,901
Other assets	34,663

Total assets	621,679,058

Liabilities
Due to custodian	2,016,676
Investments sold short (proceeds $310,473)	23,569
Payables:
Investment securities purchased	13,879,061
Fund shares redeemed	3,197,620
Manager (See Note 3)	574,892
Custodian	560,166
Transfer agent (See Note 3)	90,057
Shareholder communication	33,840
NYLIFE Distributors (See Note 3)	33,105
Broker fees and charges on short sales	22,137
Professional fees	14,517
Dividends on investments sold short	3,951
Trustees	1,716
Accrued expenses	1,111
Unrealized depreciation on OTC swap contracts	17,198,811
Interest expense and fees payable	1,584

Total liabilities	37,652,813

Net assets	$584,026,245

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,175
Additional paid-in capital	634,745,221

634,818,396
Total distributable earnings (loss)	(50,792,151)

Net assets	$584,026,245

Class A
Net assets applicable to outstanding shares	$31,869,815

Shares of beneficial interest outstanding	4,016,588

Net asset value per share outstanding	$7.93
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.39

Investor Class
Net assets applicable to outstanding shares	$3,407,386

Shares of beneficial interest outstanding	431,353

Net asset value per share outstanding	$7.90
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.36

Class C
Net assets applicable to outstanding shares	$27,699,281

Shares of beneficial interest outstanding	3,630,156

Net asset value and offering price per share outstanding	$7.63

Class I
Net assets applicable to outstanding shares	$521,049,763

Shares of beneficial interest outstanding	65,097,121

Net asset value and offering price per share outstanding	$8.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$22,933,951
Securities lending	408,237
Interest	76,070
Dividends—Affiliated	47,164
Other	2,551

Total income	23,467,973

Expenses
Manager (See Note 3)	8,156,916
Custodian	1,322,765
Dividends on investments sold short	831,413
Transfer agent (See Note 3)	617,480
Distribution/Service—Class A (See Note 3)	120,779
Distribution/Service—Investor Class (See Note 3)	10,769
Distribution/Service—Class C (See Note 3)	392,760
Broker fees and charges on short sales	132,237
Professional fees	110,186
Shareholder communication	99,238
Registration	78,946
Trustees	16,435
Miscellaneous	42,936

Total expenses	11,932,860

Net investment income (loss)	11,535,113

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	28,983,444
Investments sold short	3,827,879
Swap transactions	(60,945,265)
Foreign currency transactions	(168,190)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(28,302,132)

Net change in unrealized appreciation (depreciation) on:
Investments	(121,863,022)
Investments sold short	(1,323,348)
Swap contracts	21,735,428
Translation of other assets and liabilities in foreign currencies	(33,775)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	(101,484,717)

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(129,786,849)

Net increase (decrease) in net assets resulting from operations	$(118,251,736)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,375,082.

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,535,113	$4,750,348
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(28,302,132)	49,893,924
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	(101,484,717)	62,584,260

Net increase (decrease) in net assets resulting from operations	(118,251,736)	117,228,532

Distributions to shareholders(1):
Class A	(830,353)
Investor Class	(63,652)
Class C	(379,601)
Class I	(11,702,331)

	(12,975,937)

Dividends to shareholders from net investment income:
Class A		(2,675,892)
Investor Class		(158,171)
Class C		(657,253)
Class I		(12,186,914)

		(15,678,230)

Total dividends and distributions to shareholders	(12,975,937)	(15,678,230)

Capital share transactions:
Net proceeds from sale of shares	191,410,117	299,300,514
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,502,256	14,620,746
Cost of shares redeemed	(243,814,025)	(196,200,393)

Increase (decrease) in net assets derived from capital share transactions	(39,901,652)	117,720,867

Net increase (decrease) in net assets	(171,129,325)	219,271,169

	2018	2017
Net Assets
Beginning of year	755,155,570	535,884,401

End of year(2)	$584,026,245	$755,155,570

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $9,994,001 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018		2017	2016		2015	2014
Net asset value at beginning of year	$9.58		$8.06	$8.36		$8.83	$8.94

Net investment income (loss)	0.13		0.02	0.11		0.05	0.14 (a)
Net realized and unrealized gain (loss) on investments	(1.63)		1.73	(0.35)		(0.09)	0.03
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	(1.50)		1.75	(0.24)		(0.04)	0.17

Less dividends and distributions:
From net investment income	(0.15)		(0.23)	(0.06)		(0.16)	(0.28)
From net realized gain on investments	—		—	—		(0.27)	—

Total dividends and distributions	(0.15)		(0.23)	(0.06)		(0.43)	(0.28)

Net asset value at end of year	$7.93		$9.58	$8.06		$8.36	$8.83

Total investment return (b)	(15.94	%)(c)	22.36%	(2.85%)		(0.39%)	2.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%		0.24%	1.37	% (d)	0.61%	1.58%
Net expenses (excluding short sale expenses) (e)	1.65%		1.56%	1.53	% (f)	1.52%	1.52%
Expenses (including short sales expenses, before waiver/reimbursement) (e)	1.78%		3.22%	3.33%		3.27%	3.06%
Short sale expenses	0.13%		1.66%	1.78%		1.76%	1.54%
Portfolio turnover rate	223%		179%	137%		110%	136%
Net assets at end of year (in 000’s)	$31,870		$55,580	$98,856		$107,669	$23,074

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.55%.

	Year ended October 31,
Investor Class	2018		2017	2016		2015	2014
Net asset value at beginning of year	$9.54		$8.02	$8.33		$8.80	$8.92

Net investment income (loss)	0.12		0.04	0.09		0.05	0.12 (a)
Net realized and unrealized gain (loss) on investments	(1.62)		1.70	(0.34)		(0.09)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	(1.50)		1.74	(0.25)		(0.04)	0.16

Less dividends and distributions:
From net investment income	(0.14)		(0.22)	(0.06)		(0.16)	(0.28)
From net realized gain on investments	—		—	—		(0.27)	—

Total dividends and distributions	(0.14)		(0.22)	(0.06)		(0.43)	(0.28)

Net asset value at end of year	$7.90		$9.54	$8.02		$8.33	$8.80

Total investment return (b)	(15.97	%)(c)	22.29%	(3.04%)		(0.49%)	1.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%		0.43%	1.19	% (d)	0.75%	1.32%
Net expenses (excluding short sale expenses) (e)	1.75%		1.65%	1.68	% (f)	1.65%	1.67%
Expenses (including short sales expenses, before waiver/reimbursement) (e)	1.88%		3.34%	3.54%		3.44%	3.19%
Short sale expenses	0.13%		1.66%	1.78%		1.79%	1.52%
Portfolio turnover rate	223%		179%	137%		110%	136%
Net assets at end of year (in 000’s)	$3,407		$4,294	$5,755		$4,721	$947

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.70%.

30	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$9.23	$7.75	$8.08		$8.57	$8.73

Net investment income (loss)	0.05	(0.01)	0.03		0.01	0.06 (a)
Net realized and unrealized gain (loss) on investments	(1.57)	1.64	(0.34)		(0.12)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	(1.52)	1.63	(0.31)		(0.11)	0.10

Less dividends and distributions:
From net investment income	(0.08)	(0.15)	(0.02)		(0.11)	(0.26)
From net realized gain on investments	—	—	—		(0.27)	—

Total dividends and distributions	(0.08)	(0.15)	(0.02)		(0.38)	(0.26)

Net asset value at end of year	$7.63	$9.23	$7.75		$8.08	$8.57

Total investment return (b)	(16.61%)	21.38%	(3.84%)		(1.19%)	1.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	(0.17%)	0.45	% (c)	(0.17%)	0.66%
Net expenses (excluding short sale expenses) (d)	2.49%	2.39%	2.43	% (e)	2.40%	2.42%
Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.62%	4.06%	4.27%		4.16%	3.97%
Short sale expenses	0.13%	1.64%	1.78%		1.76%	1.55%
Portfolio turnover rate	223%	179%	137%		110%	136%
Net assets at end of year (in 000’s)	$27,699	$42,231	$36,489		$38,434	$6,975

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class I	2018		2017	2016		2015	2014
Net asset value at beginning of year	$9.66		$8.12	$8.42		$8.89	$8.98

Net investment income (loss)	0.15		0.09	0.13		0.08	0.15 (a)
Net realized and unrealized gain (loss) on investments	(1.64)		1.70	(0.36)		(0.10)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡

Total from investment operations	(1.49)		1.79	(0.23)		(0.02)	0.20

Less dividends and distributions:
From net investment income	(0.17)		(0.25)	(0.07)		(0.18)	(0.29)
From net realized gain on investments	—		—	—		(0.27)	—

Total dividends and distributions	(0.17)		(0.25)	(0.07)		(0.45)	(0.29)

Net asset value at end of year	$8.00		$9.66	$8.12		$8.42	$8.89

Total investment return (b)	(15.72	%) (c)	22.78%	(2.69%)		(0.04%)	2.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%		0.96%	1.66	% (d)	0.98%	1.70%
Net expenses (excluding short sale expenses) (e)	1.40%		1.29%	1.28	% (f)	1.27%	1.27%
Expenses (including short sales expenses, before waiver/reimbursement) (e)	1.53%		2.93%	3.07%		3.06%	2.80%
Short sale expenses	0.13%		1.63%	1.78%		1.79%	1.53%
Portfolio turnover rate	223%		179%	137%		110%	136%
Net assets at end of year (in 000’s)	$521,050		$653,051	$394,785		$548,422	$378,544

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.30%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Opportunities Fund (formerly known as MainStay International Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

32	MainStay MacKay International Opportunities Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no foreign equity securities held by the Fund that were fair valued in such a manner.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation

33

Notes to Financial Statements (continued)

date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

34	MainStay MacKay International Opportunities Fund

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may

35

Notes to Financial Statements (continued)

increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, the Fund did not hold any futures contracts.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  During the year ended October 31, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash pro-

ceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also

36	MainStay MacKay International Opportunities Fund

lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $6,919,163 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $7,140,954.

(O)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bank-

ruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$36,670,901	$36,670,901

Total Fair Value		$36,670,901	$36,670,901

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(17,198,811)	$(17,198,811)

Total Fair Value		$(17,198,811)	$(17,198,811)

37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(60,945,265)	$(60,945,265)

Total Realized Gain (Loss)		$(60,945,265)	$(60,945,265)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	21,735,428	21,735,428

Total Change in Unrealized Appreciation (Depreciation)		$21,735,428	$21,735,428

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long	$222,884,651	$222,884,651
Swap Contracts Short	$(210,428,707)	$(210,428,707)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2018.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$36,670,901	$(17,198,811)	$—	$19,472,090

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2018.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†
Citigroup	$17,198,811	$(17,198,811)	$—	$—

*	Represents the net receivable amount from the counterparty in the event of default.

†	Represents the net payable amount to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

38	MainStay MacKay International Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 shares do not exceed those of Class I shares. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $8,156,916.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors

LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13,396 and $4,211, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $7,029 and $7,636, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$37,645
Investor Class	7,353
Class C	66,577
Class I	505,905

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

39

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$100,593	$(100,593)	$—	$—	$—	$47	$—	—

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$609,366,308	$14,016,613	$(63,691,099)	$(49,674,486)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$30,883,904	$(31,743,480)	$(192,987)	$(49,739,588)	$(50,792,151)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$6	$(6)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $31,743,480 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$31,743	$ —

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$12,975,937	$15,678,230

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the

40	MainStay MacKay International Opportunities Fund

aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $1,608,548 and $1,707,871, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,119,382	$10,589,136
Shares issued to shareholders in reinvestment of dividends and distributions	84,897	809,065
Shares redeemed	(3,005,426)	(27,228,965)

Net increase (decrease) in shares outstanding before conversion	(1,801,147)	(15,830,764)
Shares converted into Class A (See Note 1)	38,887	360,853
Shares converted from Class A (See Note 1)	(22,157)	(199,709)

Net increase (decrease)	(1,784,417)	$(15,669,620)

Year ended October 31, 2017:
Shares sold	2,510,459	$21,549,271
Shares issued to shareholders in reinvestment of dividends and distributions	284,203	2,293,521
Shares redeemed	(4,031,312)	(33,841,980)

Net increase (decrease) in shares outstanding before conversion	(1,236,650)	(9,999,188)
Shares converted into Class A (See Note 1)	95,632	868,046
Shares converted from Class A (See Note 1)	(5,326,492)	(43,850,180)

Net increase (decrease)	(6,467,510)	$(52,981,322)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	120,521	$1,125,269
Shares issued to shareholders in reinvestment of dividends and distributions	6,571	62,422
Shares redeemed	(126,165)	(1,130,645)

Net increase (decrease) in shares outstanding before conversion	927	57,046
Shares converted into Investor Class (See Note 1)	16,443	148,569
Shares converted from Investor Class (See Note 1)	(36,078)	(334,973)

Net increase (decrease)	(18,708)	$(129,358)

Year ended October 31, 2017:
Shares sold	149,289	$1,273,546
Shares issued to shareholders in reinvestment of dividends and distributions	17,948	144,299
Shares redeemed	(354,814)	(2,871,217)

Net increase (decrease) in shares outstanding before conversion	(187,577)	(1,453,372)
Shares converted into Investor Class (See Note 1)	15,854	139,990
Shares converted from Investor Class (See Note 1)	(96,036)	(868,046)

Net increase (decrease)	(267,759)	$(2,181,428)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	790,498	$7,252,756
Shares issued to shareholders in reinvestment of dividends and distributions	39,183	362,054
Shares redeemed	(1,771,049)	(15,346,565)

Net increase (decrease) in shares outstanding before conversion	(941,368)	(7,731,755)
Shares converted from Class C (See Note 1)	(3,778)	(31,982)

Net increase (decrease)	(945,146)	$(7,763,737)

Year ended October 31, 2017:
Shares sold	1,510,036	$12,932,223
Shares issued to shareholders in reinvestment of dividends and distributions	75,844	593,862
Shares redeemed	(1,714,670)	(13,980,689)

Net increase (decrease) in shares outstanding before conversion	(128,790)	(454,604)
Shares converted from Class C (See Note 1)	(1,231)	(9,659)

Net increase (decrease)	(130,021)	$(464,263)

41

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	18,663,246	$172,442,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,173,824	11,268,715
Shares redeemed	(22,332,727)	(200,107,850)

Net increase (decrease) in shares outstanding before conversion	(2,495,657)	(16,396,179)
Shares converted into Class I (See Note 1)	6,410	57,242

Net increase (decrease)	(2,489,247)	$(16,338,937)

Year ended October 31, 2017:
Shares sold	29,392,290	$263,545,474
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,225	11,589,064
Shares redeemed	(17,113,227)	(145,506,507)

Net increase (decrease) in shares outstanding before conversion	13,706,288	129,628,031
Shares converted into Class I (See Note 1)	5,279,645	43,719,849

Net increase (decrease)	18,985,933	$173,347,880

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Mackay International Opportunities Fund (formerly, MainStay International Opportunities Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $14,187,941 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

•	the total amount of taxes credited to foreign countries was $2,048,319.

•	the total amount of income sourced from foreign countries was $25,494,941.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

44	MainStay MacKay International Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

46	MainStay MacKay International Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

47

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay MacKay International Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716831 MS293-18	MSIR11-12/18 (NYLIM) NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–5.08 0.44%	4.09 5.28%	8.57 9.19%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.22 0.29	3.92 5.11	8.39 9.00	1.30 1.30
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–5.16 –0.48	4.01 4.32	8.18 8.18	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–1.41 –0.48	4.32 4.32	8.18 8.18	2.06 2.06
Class I Shares	No Sales Charge		5/1/1989	0.70	5.54	9.47	0.89
Class R1 Shares	No Sales Charge		1/2/2004	0.62	5.44	9.37	0.99
Class R2 Shares	No Sales Charge		1/2/2004	0.34	5.20	9.10	1.25
Class R3 Shares	No Sales Charge		4/28/2006	0.12	4.90	8.81	1.49
Class R6 Shares	No Sales Charge		12/15/2017	–1.48	N/A	N/A	0.79

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[4]	0.16%	8.11%	13.35%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	–1.09	1.36	3.35
Balanced Composite Index[6]	–0.21	5.50	9.58
Morningstar Allocation – 50% to 70% Equity Category Average[7]	0.34	5.03	8.56

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$999.70	$5.59	$1,019.61	$5.65	1.11%

Investor Class Shares	$1,000.00	$999.10	$6.45	$1,018.75	$6.51	1.28%

Class B Shares	$1,000.00	$994.90	$10.21	$1,014.97	$10.31	2.03%

Class C Shares	$1,000.00	$994.90	$10.21	$1,014.97	$10.31	2.03%

Class I Shares	$1,000.00	$1,000.90	$4.34	$1,020.87	$4.38	0.86%

Class R1 Shares	$1,000.00	$1,000.70	$4.84	$1,020.37	$4.89	0.96%

Class R2 Shares	$1,000.00	$999.10	$6.05	$1,019.16	$6.11	1.20%

Class R3 Shares	$1,000.00	$998.20	$7.35	$1,017.85	$7.43	1.46%

Class R6 Shares	$1,000.00	$1,001.70	$3.88	$1,021.32	$3.92	0.77%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.375%–3.00%, due 1/15/20–8/15/28

2.	Vanguard Mid-Cap Value ETF

3.	iShares Russell 1000 Value ETF

4.	Federal Home Loan Bank, 1.375%–3.00%, due 3/18/19–3/10/28

5.	Federal Home Loan Mortgage Corporation, 1.25%–3.375%, due 1/25/19–9/28/23
6.	Federal National Mortgage Association, 1.25%–1.875%, due 7/26/19–9/24/26

7.	Fifth Third Bancorp

8.	JPMorgan Chase & Co.

9.	iShares Intermediate Government / Credit Bond ETF

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.125%–2.875%, due 4/13/21–4/24/26

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Andrew Ver Planck, CFA,1 and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Balanced Fund returned 0.70%, outperforming the 0.16% return of the Fund’s primary benchmark, the Russell Midcap® Value Index. Over the same period, Class I shares outperformed the –1.09% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and the –0.21% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund outperformed the 0.34% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

Were there any changes to the Fund during the reporting period?

Effective November 6, 2017, Kenneth Sommer was added as a portfolio manager of the Fund and George Cherpelis was removed as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated November 6, 2017. Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the equity portion of the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. For more information on this change, refer to the supplement dated September 28, 2017. Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Fund and Donald Serek was removed. For more information on this change, refer to the supplement dated May 4, 2018. Effective June 2018, Thomas Girard was removed as a portfolio manager of the Fund.

What factors affected relative performance in the equity portion of the Fund during the reporting period?

Relative to the Russell Midcap® Value Index, the performance of the equity portion of the Fund benefited from stock selection, particularly in the consumer discretionary and health care sectors. Allocation effects also contributed positively to the relative performance of the equity portion of the Fund.

Pro-business tax cuts, easing regulations, solid corporate results, robust consumer spending and healthy labor market conditions all helped drive equity performance during the reporting period. Even so, the market experienced a bumpy ride, punctuated with heightened volatility and sharp market swings. Fear of inflation and concerns over tariff disputes are likely to cause concerns that market volatility in the Fund’s universe will remain elevated.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s relative performance were the consumer discretionary, health care and energy sectors. (Contributions take weightings and total returns into account.) Over the same period, the weakest contributors to relative performance were the information technology, financials and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Fund were petroleum refiner & distributor HollyFrontier, social networking site Twitter and multiline retailer Kohl’s. The stocks that detracted the most from absolute performance in the equity portion of the Fund were technology hardware, storage & peripherals company Western Digital, insurance company Principal Financial Group and food products company Pilgrim’s Pride. The equity portion of the Fund exited its position in Western Digital toward the end of the reporting period, but the positions in Principal Financial Group and Pilgrim’s Pride were retained.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Fund was in airline company United Continental Holdings, and the largest increased purchase was in supermarket retailer Kroger. Shares of United Continental were purchased by the equity portion of the Fund as the stock’s momentum and valuation readings improved in July 2018. The equity portion of the Fund increased its position in Kroger because of the stock’s momentum and sentiment scores.

During the reporting period, the largest full sale in the equity portion of the Fund was a position in technology hardware, storage & peripherals company Western Digital. The Fund sold the entire position in October 2018 because of reduced return prospect, as measured by the stock’s sentiment and momentum

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund and Mona Patni was added as a portfolio manager of the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

rankings. The equity portion of the Fund reduced its long position in global cruise line operator Royal Caribbean Cruises, Ltd., during the reporting period, mostly because of the stock’s weak momentum ranking.

How did sector weightings change in the equity portion of the Fund during the reporting period?

In the equity portion of the Fund, the largest increases in sector exposures relative to the Russell Midcap® Value Index during the reporting period were in communication services and energy. Over the same period, the equity portion of the Fund saw its largest decreases in sector exposures relative to the benchmark in utilities and materials.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2018, the most overweight sector positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in communication services and health care. As of the same date, the equity portion of the Fund was most significantly underweight relative to the benchmark in the real estate and utilities sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the corporate, asset-backed securities and commercial mortgage-backed securities sectors. The asset-backed securities sector was the best-performing fixed-income sector during the reporting period. Overweight positions relative to this Index in commercial mortgage-backed securities added to relative performance during the reporting period. An underweight position relative to the fixed-income benchmark in U.S. Treasury securities also added to the relative performance of the fixed-income portion of the Fund during the reporting period. During the first half of the reporting period, an overweight position in the corporate sector detracted from relative performance. The fixed-income portion of the Fund held an overweight position in asset-backed securities, particularly in floating-rate securities, that added to relative performance during the first half of the reporting period. During the second half of the reporting period, the fixed-income portion of the Fund performed in line with the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What was the duration3 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were two periods during which the duration of the fixed-income portion of the Fund was longer than the duration of the benchmark. This strategy had a slightly negative impact on the performance of the fixed-income portion of the Fund. There was one period during which the duration of the fixed-income portion of the Fund was shorter than that of the benchmark. This strategy had a slightly positive impact on the performance of the fixed-income portion of the Fund. As of October 31, 2018, the effective duration of the fixed-income portion of the Fund was 4.07 years, which compared to a duration of 3.94 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Positioning in the industrials sector, particularly the energy and communications subcomponents, benefited the performance of the fixed-income portion of the Fund relative to its benchmark. AT&T, Nabors Industries and Plains All American Pipeline, L.P., were among the strongest performers in the fixed-income portion of the Fund. Positioning in the financials sector detracted from the performance of the fixed-income portion of the Fund relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Overweight positions in banks had the most-significantly negative impact on the relative performance of the fixed-income portion of the Fund. Overweight positions in Capital One Financial Corp., Banco Santander and Cooperatieve Rabobank all detracted from relative performance. In the non-corporate sectors, the fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in foreign agencies, which detracted from relative performance. Overweight positions in the asset-backed securities sector added to relative performance during the reporting period. In the asset-backed securities sector, overweight positions in fixed-rate and floating-rate securities added to the performance of the fixed-income portion of the Fund relative to the Index.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the Fund’s sector weightings change during the reporting period?

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Early in the reporting period, these weightings were increased. A larger-than-expected new-issue calendar was met with tepid demand, particularly by overseas investors who were negatively affected by the strengthening U.S. dollar. In response to this, we added to our corporate allocation, believing that the fundamental backdrop for investment-grade corporate bonds was still strong. The increase in overweight corporate exposure relative to the benchmark was spread across financials, industrials and utilities. During the latter part of the reporting period, heightened geopolitical concerns had increased market volatility, leading the fixed-income portion of the Fund to reduce its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Throughout the reporting period, the fixed-income portion of the Fund added to its allocation in commercial mortgage-backed securities and asset-backed securities. We believed that both sectors offered attractive yields and high credit-quality profiles. Throughout the reporting period, the fixed-income portion of the Fund decreased its weighting in U.S. Treasury securities to fund purchases in spread assets.4

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the fixed-income portion of the Fund held an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Index in corporate bonds. In the corporate sector, the fixed-income portion of the Fund held overweight positions in financials, industrials and utilities. As of the same date, the fixed-income portion of the Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. As of the end of the reporting period, the largest overweight allocation within spread assets was in corporate bonds.

As of October 31, 2018, the fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the fixed-income portion of the Fund also held an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Index in U.S. Treasury securities.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 30.6%† Asset-Backed Securities 3.1%
Auto Floor Plan Asset-Backed Securities 0.0%‡
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$200,000	$196,235

Automobile 0.1%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	400,000	398,941
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	213,000	211,946

		610,887

Other Asset-Backed Securities 3.0%
AIMCO CLO (a)(b)
Series 2018-AA, Class A 3.312% (3 Month LIBOR + 1.02%), due 4/17/31	1,000,000	995,821
Series 2017-AA, Class A 3.608% (3 Month LIBOR + 1.26%), due 7/20/29	500,000	500,500
Apidos CLO XXI Series 2015-21A, Class A1R 3.263% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)	600,000	599,423
Apidos CLO XXV (a)(b) Series 2016-25A, Class A1R 3.66% (3 Month LIBOR + 1.17%), due 10/20/31	650,000	649,999
Series 2016-25A, Class A1 3.808% (3 Month LIBOR + 1.46%), due 10/20/28	650,000	650,068
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.526% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	160,296	160,370
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	394,000	389,675
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.577% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,502,137
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	2,271,250	2,199,501

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Dryden Senior Loan Fund Series 2018-64A, Class A 3.25% (3 Month LIBOR + 0.97%), due 4/18/31 (a)(b)	$500,000	$497,204
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	228,999	222,883
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	197,000	194,997
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.339% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	249,882
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 3.363% (3 Month LIBOR + 1.00%), due 2/5/31 (a)(b)	1,100,000	1,095,788
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	589,108	587,707
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.623% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(b)	1,000,000	1,001,898
LCM, Ltd. Partnership Series 2015-A, Class AR 3.588% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	650,000	651,812
Magnetite CLO, Ltd. 3.557% (3 Month LIBOR + 1.08%), due 11/15/28 (b)	600,000	600,000
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 3.589% (3 Month LIBOR + 1.25%), due 1/28/30 (a)(b)	500,000	500,245
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.668% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	500,000	502,304
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 3.466% (3 Month LIBOR + 1.14%), due 11/18/26 (a)(b)	643,000	643,053
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1 3.273% (3 Month LIBOR + 0.90%), due 11/15/26 (a)(b)	500,000	501,115
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.549% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	600,000	599,995

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
SoFi Professional Loan Program Trust Series 2018-D, Class A1FX 3.12%, due 2/25/48 (a)	$300,000	$299,574
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.615% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	820,000	820,771
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2017-4A, Class A 3.481% (3 Month LIBOR + 1.15%), due 11/20/30	507,000	507,152
Series 2017-2A, Class A 3.578% (3 Month LIBOR + 1.23%), due 7/20/30	250,000	250,503
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.489% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	1,000,000	997,896
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.59% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	600,000	600,000

		18,972,273

Total Asset-Backed Securities (Cost $19,873,944)		19,779,395

Corporate Bonds 13.9%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,550,000	1,593,707

Auto Manufacturers 0.6%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,475,000	1,428,812
3.75%, due 11/5/21	700,000	699,349
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	1,000,000	982,624
General Motors Financial Co., Inc. 4.35%, due 4/9/25	850,000	818,154

		3,928,939

Banks 4.2%
Bank of America Corp. 3.864%, due 7/23/24 (c)	425,000	421,542
4.45%, due 3/3/26	2,000,000	1,978,209
BNP Paribas S.A. 3.375%, due 1/9/25 (a)	525,000	490,745
Capital One Financial Corp. 3.80%, due 1/31/28	800,000	737,075

	Principal Amount	Value
Banks (continued)
Citigroup, Inc. 4.044%, due 6/1/24 (c)	$575,000	$573,534
4.60%, due 3/9/26	1,500,000	1,488,376
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,750,000	1,710,986
Credit Agricole S.A. (a) 3.25%, due 10/4/24	825,000	771,525
3.375%, due 1/10/22	375,000	367,086
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,490,000	1,474,103
Discover Bank 3.20%, due 8/9/21	1,210,000	1,190,011
Fifth Third Bancorp 4.30%, due 1/16/24	2,250,000	2,262,648
Goldman Sachs Group, Inc. 2.905%, due 7/24/23 (c)	750,000	721,279
3.85%, due 1/26/27	800,000	766,560
HSBC Holdings PLC 2.984% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	1,500,000	1,502,715
JPMorgan Chase & Co. 3.875%, due 9/10/24	2,575,000	2,530,002
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	1,500,000	1,425,720
Morgan Stanley 3.591%, due 7/22/28 (c)	425,000	398,018
4.10%, due 5/22/23	600,000	598,940
4.35%, due 9/8/26	1,175,000	1,144,272
Santander UK Group Holdings PLC (c) 3.373%, due 1/5/24	1,250,000	1,192,937
3.823%, due 11/3/28	425,000	382,695
Santander UK PLC 3.40%, due 6/1/21	300,000	297,877
UBS Group Funding Switzerland A.G. (a) 4.125%, due 4/15/26	600,000	588,943
4.253%, due 3/23/28	1,000,000	980,301
Wells Fargo Bank N.A. 3.625%, due 10/22/21	1,050,000	1,049,424

		27,045,523

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	615,000	602,922
Anheuser-Busch InBev Worldwide, Inc. 4.00%, due 4/13/28	1,250,000	1,201,330

		1,804,252

Biotechnology 0.2%
Celgene Corp. 3.875%, due 8/15/25	1,250,000	1,203,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	$1,225,000	$1,192,140
Masco Corp. 4.45%, due 4/1/25	1,090,000	1,085,604

		2,277,744

Chemicals 0.3%
Mosaic Co. 4.05%, due 11/15/27	525,000	498,216
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,067,671
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	500,000	457,500

		2,023,387

Diversified Financial Services 0.3%
American Express Credit Corp. 2.887% (3 Month LIBOR + 0.55%), due 3/18/19 (b)	725,000	726,003
Charles Schwab Corp. 4.00%, due 2/1/29	1,065,000	1,053,944
Discover Financial Services 5.20%, due 4/27/22	75,000	77,455

		1,857,402

Electric 1.2%
Commonwealth Edison Co. 3.10%, due 11/1/24	300,000	288,663
DTE Electric Co. 2.65%, due 6/15/22	1,160,000	1,123,492
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,250,000	1,211,904
Entergy Corp. 4.00%, due 7/15/22	1,200,000	1,206,847
Exelon Corp. 2.85%, due 6/15/20	825,000	815,881
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,225,000	1,229,360
Pacific Gas & Electric Co. 3.30%, due 12/1/27	1,550,000	1,380,084
WEC Energy Group, Inc. 3.375%, due 6/15/21	650,000	648,194

		7,904,425

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	400,000	394,177

Food 0.2%
Conagra Brands, Inc. 4.85%, due 11/1/28	575,000	572,575
Ingredion, Inc. 4.625%, due 11/1/20	650,000	664,279

		1,236,854

	Principal Amount	Value
Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	$675,000	$630,781
Suzano Austria GmbH 6.00%, due 1/15/29 (a)	450,000	458,437

		1,089,218

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,088,000	2,019,324

Health Care—Services 0.3%
Halfmoon Parent, Inc. 4.125%, due 11/15/25 (a)	1,200,000	1,186,074
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	950,000	907,033

		2,093,107

Insurance 0.2%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	1,450,000	1,493,976

Iron & Steel 0.3%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	343,248
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,300,000	1,307,123

		1,650,371

Media 0.1%
Comcast Corp. 4.15%, due 10/15/28	800,000	793,427

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	485,000	478,115
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	980,000	971,581

		1,449,696

Multi-National 0.2%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	1,000,000	980,551
3.05%, due 9/13/21	525,000	522,498

		1,503,049

Oil & Gas 0.9%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,700,000	1,736,802
Cenovus Energy, Inc. 4.25%, due 4/15/27	1,695,000	1,597,900
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	590,000	597,195

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Nabors Industries, Inc. 5.00%, due 9/15/20	$1,210,000	$1,203,314
Petroleos Mexicanos 3.50%, due 1/30/23	300,000	275,700
4.875%, due 1/24/22	200,000	197,200
5.35%, due 2/12/28 (a)	150,000	133,635

		5,741,746

Packaging & Containers 0.2%
WestRock Co. 3.75%, due 3/15/25 (a)	1,125,000	1,082,662

Pharmaceuticals 0.1%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	700,000	689,338

Pipelines 0.9%
Buckeye Partners, L.P. 4.15%, due 7/1/23	1,750,000	1,705,360
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,500,000	1,579,372
Enterprise Products Operating LLC 2.80%, due 2/15/21	350,000	344,837
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,270,000	1,303,704
ONEOK, Inc. 4.55%, due 7/15/28	450,000	440,441
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	502,770

		5,876,484

Real Estate Investment Trusts 0.7%
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,750,000	1,710,599
Realty Income Corp. 3.25%, due 10/15/22	775,000	762,945
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,750,000	1,747,819

		4,221,363

Retail 0.2%
CVS Health Corp. 4.30%, due 3/25/28	1,620,000	1,579,866

Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,075,000	1,997,100
Fiserv, Inc. 4.20%, due 10/1/28	700,000	692,834
4.75%, due 6/15/21	500,000	513,573

		3,203,507

	Principal Amount	Value
Telecommunications 0.5%
AT&T, Inc. 3.95%, due 1/15/25	$408,000	$395,887
Telefonica Emisiones SAU 4.103%, due 3/8/27	825,000	784,585
Verizon Communications, Inc. 3.50%, due 11/1/24	1,850,000	1,809,123

		2,989,595

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	405,918

Total Corporate Bonds (Cost $91,288,472)		89,152,300

Foreign Government Bonds 0.1%
Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	150,000	156,899

Russia 0.1%
Russian Federation 3.50%, due 1/16/19 (a)	600,000	599,564

Total Foreign Government Bonds (Cost $748,988)		756,463

Mortgage-Backed Securities 1.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	587,234
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	300,000	299,212
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	250,104
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,180,465
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,569,410
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	201,284
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,464,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	$400,000	$399,244
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	120,259	120,133
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	64,250	64,172
Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	1,972,213
Series 2013-C12, Class A4 4.259%, due 10/15/46 (d)	600,000	616,075
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,682,312
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	803,447
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	97,911

Total Mortgage-Backed Securities (Cost $11,779,459)		11,307,616

U.S. Government & Federal Agencies 11.7%
Federal Home Loan Bank 1.3%
1.375%, due 3/18/19	450,000	448,196
1.50%, due 10/21/19	800,000	790,303
1.70%, due 5/15/20	850,000	835,343
2.125%, due 2/11/20	1,200,000	1,189,519
2.30%, due 1/26/21	825,000	812,479
2.375%, due 3/30/20	550,000	546,553
2.50%, due 12/10/27	1,700,000	1,566,587
2.51%, due 12/29/22	700,000	682,317
3.00%, due 10/12/21	950,000	948,918
3.00%, due 3/10/28	500,000	480,055

		8,300,270

Federal Home Loan Mortgage Corporation 1.1%
1.25%, due 8/15/19	650,000	642,817
1.25%, due 10/2/19	775,000	764,496
1.35%, due 1/25/19	1,200,000	1,197,386
1.375%, due 8/15/19	850,000	841,407
1.50%, due 1/17/20	550,000	541,621
2.753%, due 1/30/23	650,000	636,256
3.32%, due 6/14/23	600,000	598,129
3.35%, due 7/26/23	500,000	498,417
3.35%, due 9/28/23	575,000	572,974
3.375%, due 8/16/23	600,000	599,194

		6,892,697

	Principal Amount	Value
Federal National Mortgage Association 0.9%
1.25%, due 7/26/19	$1,000,000	$989,942
1.50%, due 2/28/20	1,100,000	1,081,316
1.875%, due 9/24/26	3,700,000	3,334,858

		5,406,116

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
2.125%, due 4/24/26	400,000	370,067
2.50%, due 4/13/21	725,000	716,940
2.875%, due 9/12/23	2,400,000	2,374,207

		3,461,214

United States Treasury Notes 7.9%
1.375%, due 1/15/20	9,200,000	9,047,984
1.625%, due 11/15/22	5,600	5,313
1.875%, due 4/30/22	1,800,000	1,735,453
1.875%, due 9/30/22	500,000	479,863
2.25%, due 2/15/21	3,725,000	3,671,308
2.25%, due 10/31/24	1,420,000	1,358,430
2.25%, due 11/15/25	700,000	663,031
2.375%, due 4/15/21	1,100,000	1,086,078
2.625%, due 5/15/21	3,725,000	3,698,227
2.75%, due 4/30/23	6,725,000	6,661,165
2.75%, due 6/30/25	2,775,000	2,721,451
2.875%, due 10/31/20	6,850,000	6,849,465
2.875%, due 10/15/21	3,500,000	3,494,258
2.875%, due 10/31/23	3,700,000	3,680,777
2.875%, due 4/30/25	325,000	321,433
2.875%, due 5/31/25	1,220,500	1,206,626
2.875%, due 8/15/28	2,335,000	2,279,635
3.00%, due 9/30/25	1,600,000	1,592,438

		50,552,935

Total U.S. Government & Federal Agencies (Cost $75,371,774)		74,613,232

Total Long-Term Bonds (Cost $199,062,637)		195,609,006

	Shares
Common Stocks 63.6%
Aerospace & Defense 0.9%
General Dynamics Corp.	4,507	777,818
Huntington Ingalls Industries, Inc.	7,328	1,601,021
Lockheed Martin Corp.	2,661	781,935
Textron, Inc.	25,870	1,387,408
United Technologies Corp.	7,304	907,230

		5,455,412

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Airlines 1.0%
Delta Air Lines, Inc.	16,250	$889,363
JetBlue Airways Corp. (e)	110,140	1,842,642
Southwest Airlines Co.	18,225	894,848
United Continental Holdings, Inc. (e)	35,191	3,009,182

		6,636,035

Auto Components 0.1%
Garrett Motion, Inc. (e)	61,606	934,563

Automobiles 0.6%
Ford Motor Co.	81,906	782,202
General Motors Co.	23,101	845,266
Harley-Davidson, Inc.	50,566	1,932,632

		3,560,100

Banks 3.0%
Bank of America Corp.	37,964	1,044,010
Bank OZK	33,759	923,646
BB&T Corp.	16,047	788,871
CIT Group, Inc.	39,368	1,865,256
Citigroup, Inc.	15,754	1,031,257
Comerica, Inc.	10,662	869,593
Commerce Bancshares, Inc.	31,422	1,998,439
East West Bancorp, Inc.	9,371	491,415
Fifth Third Bancorp	103,370	2,789,956
First Citizens BancShares, Inc., Class A	3,757	1,602,849
First Hawaiian, Inc.	27,144	672,628
JPMorgan Chase & Co.	9,528	1,038,743
KeyCorp	11,378	206,624
M&T Bank Corp.	182	30,105
PNC Financial Services Group, Inc.	6,210	797,923
SunTrust Banks, Inc.	6,552	410,548
Texas Capital Bancshares, Inc. (e)	11,339	739,643
U.S. Bancorp	14,808	774,014
Wells Fargo & Co.	14,704	782,694

		18,858,214

Beverages 0.3%
Coca-Cola Co.	16,266	778,816
PepsiCo., Inc.	7,873	884,768

		1,663,584

Biotechnology 0.7%
Alexion Pharmaceuticals, Inc. (e)	6,785	760,395
Amgen, Inc.	4,737	913,246
Biogen, Inc. (e)	3,319	1,009,872
Gilead Sciences, Inc.	14,112	962,156
United Therapeutics Corp. (e)	5,275	584,787

		4,230,456

	Shares	Value
Building Products 0.3%
Johnson Controls International PLC	24,358	$778,725
Resideo Technologies, Inc. (e)	42,534	895,334

		1,674,059

Capital Markets 2.1%
Ameriprise Financial, Inc.	19,185	2,441,099
Bank of New York Mellon Corp.	19,091	903,577
BlackRock, Inc.	2,218	912,530
CME Group, Inc.	4,908	899,342
E*TRADE Financial Corp.	15,685	775,153
Goldman Sachs Group, Inc.	3,533	796,232
Intercontinental Exchange, Inc.	12,253	943,971
Lazard, Ltd., Class A	34,800	1,382,952
Legg Mason, Inc.	60,253	1,700,340
Morgan Stanley	17,411	794,986
Nasdaq, Inc.	7,653	663,592
State Street Corp.	13,222	909,012

		13,122,786

Chemicals 1.9%
Air Products & Chemicals, Inc.	5,824	898,934
Celanese Corp., Series A	9,867	956,507
CF Industries Holdings, Inc.	48,259	2,317,880
DowDuPont, Inc.	14,721	793,756
Eastman Chemical Co.	10,226	801,207
Ecolab, Inc.	5,199	796,227
Huntsman Corp.	38,186	835,510
Linde PLC	5,445	900,984
LyondellBasell Industries N.V., Class A	11,446	1,021,785
Mosaic Co.	75,444	2,334,237
PPG Industries, Inc.	7,434	781,239

		12,438,266

Commercial Services & Supplies 0.8%
Clean Harbors, Inc. (e)	27,556	1,874,910
Republic Services, Inc.	33,156	2,409,778
Waste Management, Inc.	10,084	902,216

		5,186,904

Communications Equipment 0.6%
Cisco Systems, Inc.	22,805	1,043,329
CommScope Holding Co., Inc. (e)	11,845	284,991
EchoStar Corp., Class A (e)	12,600	510,930
Juniper Networks, Inc.	78,467	2,296,729

		4,135,979

Consumer Finance 1.2%
American Express Co.	8,774	901,353
Capital One Financial Corp.	10,197	910,592
Credit Acceptance Corp. (e)	3,773	1,601,337
Discover Financial Services	28,041	1,953,616
Synchrony Financial	86,550	2,499,564

		7,866,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Containers & Packaging 0.2%
Ball Corp.	1,847	$82,746
International Paper Co.	21,067	955,599
WestRock Co.	3,484	149,707

		1,188,052

Diversified Consumer Services 0.3%
H&R Block, Inc.	72,969	1,936,597

Diversified Financial Services 0.3%
AXA Equitable Holdings, Inc.	42,957	871,598
Berkshire Hathaway, Inc., Class B (e)	4,404	904,053

		1,775,651

Diversified Telecommunication Services 0.7%
AT&T, Inc.	29,397	901,900
CenturyLink, Inc.	143,209	2,955,834
Verizon Communications, Inc.	15,395	878,900

		4,736,634

Electric Utilities 1.7%
American Electric Power Co., Inc.	12,057	884,502
Avangrid, Inc.	8,211	385,999
Duke Energy Corp.	9,242	763,666
Edison International	11,622	806,451
Entergy Corp.	6,092	511,423
Exelon Corp.	20,183	884,217
NextEra Energy, Inc.	4,464	770,040
PG&E Corp. (e)	41,860	1,959,467
Southern Co.	16,909	761,412
Xcel Energy, Inc.	59,663	2,924,084

		10,651,261

Electrical Equipment 0.8%
Acuity Brands, Inc.	14,255	1,790,998
Eaton Corp. PLC	12,732	912,502
Emerson Electric Co.	13,209	896,627
Regal Beloit Corp.	22,326	1,600,774
Sensata Technologies Holding PLC (e)	1,624	76,166

		5,277,067

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	54,704	1,747,793
Jabil, Inc.	73,631	1,820,894

		3,568,687

Energy Equipment & Services 0.5%
Baker Hughes, a GE Co.	28,423	758,610
Patterson-UTI Energy, Inc.	55,639	925,833
RPC, Inc.	62,188	925,357
Schlumberger, Ltd.	17,119	878,376

		3,488,176

	Shares	Value
Entertainment 1.2%
Cinemark Holdings, Inc.	47,071	$1,956,741
Twenty-First Century Fox, Inc.
Class A	22,256	1,013,093
Class B	22,448	1,014,201
Viacom, Inc.
Class A	3,351	118,525
Class B	70,460	2,253,311
Walt Disney Co.	8,858	1,017,164

		7,373,035

Equity Real Estate Investment Trusts 6.1%
Apple Hospitality REIT, Inc.	110,839	1,792,267
AvalonBay Communities, Inc.	3,665	642,768
Boston Properties, Inc.	2,556	308,662
Brixmor Property Group, Inc.	117,735	1,907,307
Brookfield Property REIT, Inc., Class A	46,069	888,671
Colony Capital, Inc.	266,652	1,565,247
Corporate Office Properties Trust	26,465	683,856
Crown Castle International Corp.	7,074	769,227
Digital Realty Trust, Inc.	11	1,136
Empire State Realty Trust, Inc., Class A	47,919	759,995
EPR Properties	8,989	617,904
Equity Residential	21,319	1,384,882
Gaming and Leisure Properties, Inc.	56,173	1,892,468
HCP, Inc.	87,411	2,408,173
Hospitality Properties Trust	70,522	1,806,774
Host Hotels & Resorts, Inc.	130,363	2,491,237
Kimco Realty Corp.	25,585	411,663
Lamar Advertising Co., Class A	21,965	1,610,474
Medical Properties Trust, Inc.	15,032	223,375
Omega Healthcare Investors, Inc.	61,529	2,051,992
Outfront Media, Inc.	46,442	822,952
Park Hotels & Resorts, Inc.	66,567	1,935,103
Prologis, Inc.	11,807	761,197
Rayonier, Inc.	30,170	911,134
Retail Properties of America, Inc., Class A	28,356	347,928
Senior Housing Properties Trust	109,659	1,762,220
Simon Property Group, Inc.	4,770	875,390
Uniti Group, Inc. (e)	93,936	1,797,935
Ventas, Inc.	42,723	2,479,643
VEREIT, Inc.	278,117	2,038,598
Welltower, Inc.	15,767	1,041,726
Weyerhaeuser Co.	92	2,450

		38,994,354

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	6,519	822,111
Kroger Co.	108,713	3,235,299
Walgreens Boots Alliance, Inc.	12,901	1,029,113
Walmart, Inc.	9,926	995,379

		6,081,902

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products 1.6%
Archer-Daniels-Midland Co.	4,802	$226,894
General Mills, Inc.	19,687	862,291
Ingredion, Inc.	2,488	251,736
Kraft Heinz Co.	13,872	762,544
Mondelez International, Inc., Class A	18,395	772,222
Pilgrim’s Pride Corp. (e)	93,678	1,654,353
Post Holdings, Inc. (e)	16,740	1,480,151
TreeHouse Foods, Inc. (e)	37,673	1,716,382
Tyson Foods, Inc., Class A	46,324	2,775,734

		10,502,307

Gas Utilities 0.3%
UGI Corp.	41,544	2,204,325

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	13,172	908,078
Baxter International, Inc.	13,045	815,443
Becton Dickinson & Co.	3,359	774,249
Boston Scientific Corp. (e)	21,577	779,793
Danaher Corp.	9,166	911,100
Medtronic PLC	9,922	891,194
Zimmer Biomet Holdings, Inc.	593	67,359

		5,147,216

Health Care Providers & Services 3.2%
Aetna, Inc.	4,531	898,950
Anthem, Inc.	3,829	1,055,158
Cardinal Health, Inc.	51,734	2,617,740
Centene Corp. (e)	13,531	1,763,360
Cigna Corp.	4,835	1,033,771
CVS Health Corp.	14,043	1,016,573
DaVita, Inc. (e)	9,293	625,791
Express Scripts Holding Co. (e)	10,654	1,033,118
HCA Healthcare, Inc.	7,518	1,003,879
Humana, Inc.	3,142	1,006,728
McKesson Corp.	8,190	1,021,784
MEDNAX, Inc. (e)	43,252	1,785,875
Molina Healthcare, Inc. (e)	12,495	1,583,991
Premier, Inc., Class A (e)	38,473	1,731,285
Universal Health Services, Inc., Class B	11,696	1,421,766
WellCare Health Plans, Inc. (e)	2,719	750,417

		20,350,186

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	18,778	1,052,319
Darden Restaurants, Inc.	17,297	1,842,995
Extended Stay America, Inc.	42,755	696,051
Las Vegas Sands Corp.	17,602	898,230
McDonald’s Corp.	4,340	767,746
Norwegian Cruise Line Holdings, Ltd. (e)	30,449	1,341,888
Yum China Holdings, Inc.	68,557	2,473,537
Yum! Brands, Inc.	8,964	810,435

		9,883,201

	Shares	Value
Household Durables 0.1%
Lennar Corp., Class A	9,037	$388,410

Household Products 0.7%
Colgate-Palmolive Co.	12,872	766,528
Energizer Holdings, Inc.	29,090	1,709,619
Kimberly-Clark Corp.	8,431	879,353
Procter & Gamble Co.	10,042	890,525

		4,246,025

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	158,582	2,312,125
NRG Energy, Inc.	65,361	2,365,415

		4,677,540

Industrial Conglomerates 0.4%
3M Co.	4,081	776,451
General Electric Co.	76,113	768,741
Honeywell International, Inc.	6,265	907,298
Roper Technologies, Inc.	50	14,145

		2,466,635

Insurance 4.7%
Aflac, Inc.	23,567	1,015,031
Allstate Corp.	10,646	1,019,035
American International Group, Inc.	18,916	781,042
American National Insurance Co.	10,713	1,320,270
Arthur J. Gallagher & Co.	6,329	468,409
Assured Guaranty, Ltd.	46,971	1,877,901
Athene Holding, Ltd., Class A (e)	44,441	2,031,842
Brighthouse Financial, Inc. (e)	4,056	160,739
Chubb, Ltd.	6,180	771,944
Cincinnati Financial Corp.	15,218	1,196,744
CNA Financial Corp.	37,087	1,608,463
Fidelity National Financial, Inc.	17,920	599,424
First American Financial Corp.	41,124	1,823,027
Lincoln National Corp.	31,156	1,875,280
Marsh & McLennan Cos., Inc.	9,202	779,869
MetLife, Inc.	24,961	1,028,144
Old Republic International Corp.	92,145	2,031,797
Principal Financial Group, Inc.	29,601	1,393,319
Prudential Financial, Inc.	10,997	1,031,299
Reinsurance Group of America, Inc.	15,015	2,137,686
Torchmark Corp.	12,828	1,086,018
Travelers Cos., Inc.	8,076	1,010,550
Unum Group	23,988	869,805
W.R. Berkley Corp.	27,397	2,079,432

		29,997,070

Internet & Direct Marketing Retail 0.2%
eBay, Inc. (e)	37,078	1,076,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
IT Services 2.5%
Akamai Technologies, Inc. (e)	8,830	$637,968
Amdocs, Ltd.	1,887	119,390
Cognizant Technology Solutions Corp., Class A	15,283	1,054,986
Conduent, Inc. (e)	91,594	1,749,445
CoreLogic, Inc. (e)	38,260	1,554,121
DXC Technology Co.	19,107	1,391,563
Fidelity National Information Services, Inc.	12,917	1,344,660
International Business Machines Corp.	8,809	1,016,823
Leidos Holdings, Inc.	31,567	2,044,910
Sabre Corp.	67,356	1,660,325
Teradata Corp. (e)	35,545	1,293,838
Western Union Co.	109,848	1,981,658
Worldpay, Inc., Class A (e)	1,264	116,086

		15,965,773

Leisure Products 0.2%
Brunswick Corp.	30,565	1,589,074

Life Sciences Tools & Services 0.3%
IQVIA Holdings, Inc. (e)	7,231	888,907
Thermo Fisher Scientific, Inc.	3,330	778,054

		1,666,961

Machinery 1.5%
Caterpillar, Inc.	6,596	800,227
Crane Co.	3,178	276,613
Cummins, Inc.	18,126	2,477,643
Dover Corp.	9,840	815,146
Ingersoll-Rand PLC	8,063	773,564
PACCAR, Inc.	46,215	2,643,960
Pentair PLC	10,753	431,733
Snap-on, Inc.	356	54,803
Terex Corp.	22,768	760,223
Trinity Industries, Inc.	27,681	790,292

		9,824,204

Media 1.2%
Charter Communications, Inc., Class A (e)	2,832	907,288
Comcast Corp., Class A	26,960	1,028,255
Discovery, Inc. (e)
Class A	17,031	551,634
Class C	34,539	1,012,338
DISH Network Corp., Class A (e)	13,628	418,925
Interpublic Group of Cos., Inc.	17,920	415,027
Liberty Media Corp-Liberty SiriusXM (e)
Class A	9,105	375,490
Class C	13,744	567,215
Omnicom Group, Inc.	25,721	1,911,585
Tribune Media Co., Class A	4,533	172,299

		7,360,056

	Shares	Value
Metals & Mining 0.1%
Freeport-McMoRan, Inc.	72,059	$839,487

Mortgage Real Estate Investment Trusts 0.1%
New Residential Investment Corp.	49,430	883,808

Multi-Utilities 2.0%
Ameren Corp.	28,067	1,812,567
CenterPoint Energy, Inc.	51,467	1,390,124
CMS Energy Corp.	32,216	1,595,336
Consolidated Edison, Inc.	13,107	996,132
Dominion Energy, Inc.	10,636	759,623
DTE Energy Co.	26,897	3,023,223
Public Service Enterprise Group, Inc.	7,959	425,249
SCANA Corp.	23,994	960,960
Sempra Energy	4,175	459,751
WEC Energy Group, Inc.	21,282	1,455,689

		12,878,654

Multiline Retail 0.9%
Kohl’s Corp.	32,490	2,460,468
Macy’s, Inc.	66,833	2,291,704
Target Corp.	11,853	991,266

		5,743,438

Oil, Gas & Consumable Fuels 5.0%
Anadarko Petroleum Corp.	15,867	844,124
Antero Resources Corp. (e)	100,146	1,591,320
Chesapeake Energy Corp. (e)	487,305	1,710,441
Chevron Corp.	9,171	1,023,942
Concho Resources, Inc. (e)	241	33,521
ConocoPhillips	14,623	1,022,148
Continental Resources, Inc. (e)	30,370	1,599,892
Devon Energy Corp.	16,316	528,638
EOG Resources, Inc.	8,489	894,231
Exxon Mobil Corp.	11,369	905,882
HollyFrontier Corp.	35,328	2,382,520
Kinder Morgan, Inc.	60,661	1,032,450
Kosmos Energy, Ltd. (e)	75,090	487,334
Marathon Oil Corp.	26,492	503,083
Marathon Petroleum Corp.	14,776	1,040,969
Murphy Oil Corp.	61,578	1,961,875
Newfield Exploration Co. (e)	15,701	317,160
Occidental Petroleum Corp.	13,260	889,348
ONEOK, Inc.	24,817	1,627,995
PBF Energy, Inc., Class A	43,833	1,834,411
Phillips 66	9,961	1,024,190
Pioneer Natural Resources Co.	5,314	782,593
QEP Resources, Inc. (e)	42,809	381,428
SM Energy Co.	66,375	1,615,568
Valero Energy Corp.	11,283	1,027,769
Whiting Petroleum Corp. (e)	44,262	1,650,973
Williams Cos., Inc.	123,570	3,006,458

		31,720,263

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.3%
Domtar Corp.	37,245	$1,724,816

Personal Products 0.3%
Herbalife Nutrition, Ltd. (e)	35,517	1,891,635

Pharmaceuticals 0.8%
Allergan PLC	6,327	999,729
Bristol-Myers Squibb Co.	20,325	1,027,226
Eli Lilly & Co.	8,267	896,473
Johnson & Johnson	5,504	770,505
Merck & Co., Inc.	10,632	782,622
Pfizer, Inc.	20,885	899,308

		5,375,863

Professional Services 0.2%
Nielsen Holdings PLC	42,868	1,113,711

Road & Rail 0.5%
CSX Corp.	14,774	1,017,338
Norfolk Southern Corp.	5,385	903,765
Schneider National, Inc., Class B	2,952	64,560
Union Pacific Corp.	6,123	895,305

		2,880,968

Semiconductors & Semiconductor Equipment 1.4%
Analog Devices, Inc.	2,649	221,748
Broadcom, Inc.	3,505	783,332
Cypress Semiconductor Corp.	61,195	791,863
First Solar, Inc. (e)	2,294	95,889
Intel Corp.	21,287	997,935
Micron Technology, Inc. (e)	28,233	1,064,949
NXP Semiconductors N.V.	11,865	889,756
Qorvo, Inc. (e)	30,779	2,262,564
QUALCOMM, Inc.	14,177	891,592
Skyworks Solutions, Inc.	11,045	958,264

		8,957,892

Software 1.5%
Dell Technologies, Inc., Class V (e)	30,006	2,712,242
LogMeIn, Inc.	9,782	842,426
Microsoft Corp.	8,635	922,304
Nuance Communications, Inc. (e)	107,552	1,870,329
Oracle Corp.	20,932	1,022,319
Symantec Corp.	125,537	2,278,497

		9,648,117

Specialty Retail 1.7%
Advance Auto Parts, Inc.	6,256	999,459
Best Buy Co., Inc.	34,009	2,386,071
Dick’s Sporting Goods, Inc.	49,625	1,755,236
Foot Locker, Inc.	40,453	1,906,954
Gap, Inc.	70,522	1,925,251

	Shares	Value
Specialty Retail (continued)
Michaels Cos., Inc. (e)	5,789	$91,756
Williams-Sonoma, Inc.	30,173	1,791,673

		10,856,400

Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.	51,897	791,429
HP, Inc.	42,932	1,036,379

		1,827,808

Textiles, Apparel & Luxury Goods 0.8%
Michael Kors Holdings, Ltd. (e)	30,712	1,701,752
Ralph Lauren Corp.	15,763	2,043,042
Tapestry, Inc.	30,847	1,305,137

		5,049,931

Tobacco 0.1%
Philip Morris International, Inc.	8,564	754,232

Trading Companies & Distributors 0.0% ‡
HD Supply Holdings, Inc. (e)	441	16,568

Wireless Telecommunication Services 0.8%
Sprint Corp. (e)	309,813	1,896,056
T-Mobile U.S., Inc. (e)	14,013	960,591
Telephone & Data Systems, Inc.	57,897	1,784,965
United States Cellular Corp. (e)	14,599	697,394

		5,339,006

Total Common Stocks (Cost $361,969,491)		405,682,190

Exchange-Traded Funds 6.0%
iShares Intermediate Government / Credit Bond ETF	33,021	3,531,266
iShares Russell 1000 Value ETF	82,136	9,863,712
SPDR S&P 500 ETF Trust	4,307	1,165,604
SPDR S&P MidCap 400 ETF Trust	8,764	2,910,963
Vanguard Mid-Cap Value ETF	198,442	20,860,223

Total Exchange-Traded Funds (Cost $38,918,848)		38,331,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Short-Term Investments 0.6%
Repurchase Agreements 0.6%
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $1,149,110 (Collateralized by United States Treasury Notes with a rate of 2.75% and maturity dates 5/31/23, with a Principal Amount of $1,175,000 and a Market Value of $1,179,700)	$1,149,076	$1,149,076
RBC Capital Markets 2.18%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $2,542,154 (Collateralized by United States Treasury securities with rates between 1.875% and 2.50% and maturity dates between 1/31/22 and 1/15/29, with a Principal Amount of $2,518,000 and a Market Value of $2,593,024)	2,542,000	2,542,000

Total Short-Term Investments (Cost $3,691,076)		3,691,076

Total Investments (Cost $603,642,052)	100.8%	643,314,040
Other Assets, Less Liabilities	(0.8)	(5,234,555)
Net Assets	100.0%	$638,079,485
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2018.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	49	December 2018	$10,323,021	$10,322,156	$(865)
5-Year United States Treasury Note	84	December 2018	9,484,238	9,440,156	(44,082)
10-Year United States Treasury Ultra Note	(19)	December 2018	(2,378,788)	(2,377,078)	1,710
10-Year United States Treasury Note	17	December 2018	2,008,721	2,013,438	4,717

			$19,437,192	$19,398,672	$(38,520)

1.	As of October 31, 2018, cash in the amount of $77,618 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$19,779,395	$—	$19,779,395
Corporate Bonds	—	89,152,300	—	89,152,300
Foreign Government Bonds	—	756,463	—	756,463
Mortgage-Backed Securities	—	11,307,616	—	11,307,616
U.S. Government & Federal Agencies	—	74,613,232	—	74,613,232

Total Long-Term Bonds	—	195,609,006	—	195,609,006

Common Stocks	405,682,190	—	—	405,682,190
Exchange-Traded Funds	38,331,768	—	—	38,331,768
Short-Term Investments
Repurchase Agreements	—	3,691,076	—	3,691,076

Total Investments in Securities	444,013,958	199,300,082	—	643,314,040

Other Financial Instruments
Futures Contracts (b)	6,427	—	—	6,427

Total Investments in Securities and Other Financial Instruments	$444,020,385	$199,300,082	$—	$643,320,467

Liability Valuation Inputs

Other Financial Instruments
Futures Contracts (b)	$(44,947)	$—	$—	$(44,947)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2018
Rights
Food & Staples Retailing	$18,063	$—	$(1,440)	$—	$—	$(16,623)	$—	$—	$—	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $603,642,052)	$643,314,040
Cash	110,985
Cash collateral on deposit at broker for futures contracts	77,618
Receivables:
Investment securities sold	40,401,943
Dividends and interest	1,478,221
Fund shares sold	200,837
Other assets	41,609

Total assets	685,625,253

Liabilities
Payables:
Investment securities purchased	42,719,257
Fund shares redeemed	4,015,505
Manager (See Note 3)	390,542
Transfer agent (See Note 3)	162,585
NYLIFE Distributors (See Note 3)	154,567
Shareholder communication	32,876
Variation margin on futures contracts	30,272
Custodian	16,355
Professional fees	12,665
Trustees	1,645
Accrued expenses	9,499

Total liabilities	47,545,768

Net assets	$638,079,485

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,262
Additional paid-in capital	563,342,478

563,362,740
Total distributable earnings (loss)	74,716,745

Net assets	$638,079,485

Class A
Net assets applicable to outstanding shares	$265,313,813

Shares of beneficial interest outstanding	8,426,331

Net asset value per share outstanding	$31.49
Maximum sales charge (5.50% of offering price)	1.83

Maximum offering price per share outstanding	$33.32

Investor Class
Net assets applicable to outstanding shares	$51,128,208

Shares of beneficial interest outstanding	1,622,598

Net asset value per share outstanding	$31.51
Maximum sales charge (5.50% of offering price)	1.83

Maximum offering price per share outstanding	$33.34

Class B
Net assets applicable to outstanding shares	$18,795,200

Shares of beneficial interest outstanding	599,558

Net asset value and offering price per share outstanding	$31.35

Class C
Net assets applicable to outstanding shares	$76,233,460

Shares of beneficial interest outstanding	2,433,593

Net asset value and offering price per share outstanding	$31.33

Class I
Net assets applicable to outstanding shares	$217,380,036

Shares of beneficial interest outstanding	6,887,138

Net asset value and offering price per share outstanding	$31.56

Class R1
Net assets applicable to outstanding shares	$1,804,626

Shares of beneficial interest outstanding	57,250

Net asset value and offering price per share outstanding	$31.52

Class R2
Net assets applicable to outstanding shares	$3,495,949

Shares of beneficial interest outstanding	110,886

Net asset value and offering price per share outstanding	$31.53

Class R3
Net assets applicable to outstanding shares	$3,880,176

Shares of beneficial interest outstanding	123,370

Net asset value and offering price per share outstanding	$31.45

Class R6
Net assets applicable to outstanding shares	$48,017

Shares of beneficial interest outstanding	1,521

Net asset value and offering price per share outstanding	$31.57

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends (a)	$10,998,894
Interest	6,598,081
Securities lending	8,101
Other	3,000

Total income	17,608,076

Expenses
Manager (See Note 3)	5,021,715
Distribution/Service—Class A (See Note 3)	689,744
Distribution/Service—Investor Class (See Note 3)	136,586
Distribution/Service—Class B (See Note 3)	220,321
Distribution/Service—Class C (See Note 3)	874,407
Distribution/Service—Class R2 (See Note 3)	11,976
Distribution/Service—Class R3 (See Note 3)	27,278
Transfer agent (See Note 3)	997,474
Registration	126,486
Shareholder communication	97,548
Professional fees	93,968
Custodian	27,205
Trustees	15,820
Shareholder service (See Note 3)	12,198
Miscellaneous	38,550

Total expenses before waiver/reimbursement	8,391,276
Expense waiver/reimbursement from Manager (See Note 3)	(28,844)

Net expenses	8,362,432

Net investment income (loss)	9,245,644

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	44,103,832
Futures transactions	(963,596)

Net realized gain (loss) on investments and futures transactions	43,140,236

Net change in unrealized appreciation (depreciation) on:
Investments	(46,814,237)
Futures contracts	160,474

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,653,763)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,513,527)

Net increase (decrease) in net assets resulting from operations	$5,732,117

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,297.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,245,644	$8,911,048
Net realized gain (loss) on investments and futures transactions	43,140,236	43,727,194
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,653,763)	24,602,812

Net increase (decrease) in net assets resulting from operations	5,732,117	77,241,054

Distributions to shareholders(1):
Class A	(19,284,887)
Investor Class	(3,786,530)
Class B	(1,447,099)
Class C	(5,634,067)
Class I	(20,507,842)
Class R1	(143,615)
Class R2	(353,680)
Class R3	(344,713)
Class R6	(472)

	(51,502,905)

Dividends to shareholders from net investment income:
Class A		(3,058,138)
Investor Class		(762,885)
Class B		(85,659)
Class C		(322,794)
Class I		(4,340,571)
Class R1		(27,062)
Class R2		(195,165)
Class R3		(42,264)

		(8,834,538)

Distributions to shareholders from net realized gain on investments:
Class A		(3,402,308)
Investor Class		(1,152,864)
Class B		(398,773)
Class C		(1,445,417)
Class I		(4,076,252)
Class R1		(29,627)
Class R2		(538,186)
Class R3		(50,535)

		(11,093,962)

Total dividends and distributions to shareholders	(51,502,905)	(19,928,500)

Capital share transactions:
Net proceeds from sale of shares	76,584,379	124,494,072
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	49,872,315	19,150,776
Cost of shares redeemed	(202,999,432)	(234,180,543)

Increase (decrease) in net assets derived from capital share transactions	(76,542,738)	(90,535,695)

Net increase (decrease) in net assets	(122,313,526)	(33,223,141)

	2018	2017
Net Assets
Beginning of year	$760,393,011	$793,616,152

End of year(2)	$638,079,485	$760,393,011

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $841,992 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018		2017	2016		2015	2014
Net asset value at beginning of year	$33.63		$31.27	$32.13		$34.91	$33.91

Net investment income (loss) (a)	0.44		0.39	0.40		0.37	0.32
Net realized and unrealized gain (loss) on investments	(0.23)		2.80	0.79		0.03	3.19

Total from investment operations	0.21		3.19	1.19		0.40	3.51

Less dividends and distributions:
From net investment income	(0.48)		(0.39)	(0.40)		(0.32)	(0.31)
From net realized gain on investments	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.35)		(0.83)	(2.05)		(3.18)	(2.51)

Net asset value at end of year	$31.49		$33.63	$31.27		$32.13	$34.91

Total investment return (b)	0.48	%(c)	10.32%	3.95%		1.06%	11.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%		1.19%	1.30	%(d)	1.12%	0.95%
Net expenses (e)	1.10%		1.10%	1.11	%(f)	1.13%	1.13%
Portfolio turnover rate	200%		191%	271%		201%	162%
Net assets at end of year (in 000’s)	$265,314		$281,174	$240,565		$244,512	$229,459

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$33.65	$31.29	$32.14		$34.93	$33.93

Net investment income (loss) (a)	0.38	0.34	0.35		0.32	0.27
Net realized and unrealized gain (loss) on investments	(0.23)	2.79	0.80		0.02	3.19

Total from investment operations	0.15	3.13	1.15		0.34	3.46

Less dividends and distributions:
From net investment income	(0.42)	(0.33)	(0.35)		(0.27)	(0.26)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.29)	(0.77)	(2.00)		(3.13)	(2.46)

Net asset value at end of year	$31.51	$33.65	$31.29		$32.14	$34.93

Total investment return (b)	0.29%	10.13%	3.82%		0.91%	10.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	1.05%	1.14	%(c)	0.98%	0.79%
Net expenses (d)	1.28%	1.26%	1.26	%(e)	1.27%	1.29%
Expenses (before waiver/reimbursement) (d)	1.30%	1.26%	1.26	%(e)	1.27%	1.29%
Portfolio turnover rate	200%	191%	271%		201%	162%
Net assets at end of year (in 000’s)	$51,128	$55,541	$81,762		$81,571	$79,169

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018		2017	2016		2015	2014
Net asset value at beginning of year	$33.48		$31.15	$32.01		$34.81	$33.82

Net investment income (loss) (a)	0.14		0.09	0.12		0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.23)		2.78	0.79		0.01	3.18

Total from investment operations	(0.09)		2.87	0.91		0.09	3.20

Less dividends and distributions:
From net investment income	(0.17)		(0.10)	(0.12)		(0.03)	(0.01)
From net realized gain on investments	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.04)		(0.54)	(1.77)		(2.89)	(2.21)

Net asset value at end of year	$31.35		$33.48	$31.15		$32.01	$34.81

Total investment return (b)	(0.45	%)(c)	9.31%	3.03%		0.16%	10.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%		0.29%	0.40	%(d)	0.24%	0.05%
Net expenses (e)	2.03%		2.02%	2.01	%(f)	2.02%	2.04%
Expenses (before waiver/reimbursement) (e)	2.05%		2.02%	2.01	%(f)	2.02%	2.04%
Portfolio turnover rate	200%		191%	271%		201%	162%
Net assets at end of year (in 000’s)	$18,795		$24,551	$27,999		$30,702	$35,506

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

	Year ended October 31,
Class C	2018		2017	2016		2015	2014
Net asset value at beginning of year	$33.46		$31.13	$32.00		$34.79	$33.81

Net investment income (loss) (a)	0.14		0.09	0.12		0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.23)		2.78	0.78		0.03	3.18

Total from investment operations	(0.09)		2.87	0.90		0.10	3.19

Less dividends and distributions:
From net investment income	(0.17)		(0.10)	(0.12)		(0.03)	(0.01)
From net realized gain on investments	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.04)		(0.54)	(1.77)		(2.89)	(2.21)

Net asset value at end of year	$31.33		$33.46	$31.13		$32.00	$34.79

Total investment return (b)	(0.45	%)(c)	9.32%	3.00%		0.19%	10.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%		0.29%	0.40	%(d)	0.21%	0.04%
Net expenses (e)	2.03%		2.02%	2.01	%(f)	2.02%	2.04%
Expenses (before waiver/reimbursement) (e)	2.05%		2.02%	2.01	%(f)	2.02%	2.04%
Portfolio turnover rate	200%		191%	271%		201%	162%
Net assets at end of year (in 000’s)	$76,233		$94,447	$102,410		$108,936	$84,308

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$33.71	$31.35	$32.20		$34.99	$33.97

Net investment income (loss) (a)	0.52	0.47	0.48		0.45	0.41
Net realized and unrealized gain (loss) on investments	(0.24)	2.80	0.79		0.02	3.21

Total from investment operations	0.28	3.27	1.27		0.47	3.62

Less dividends and distributions:
From net investment income	(0.56)	(0.47)	(0.47)		(0.40)	(0.40)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.43)	(0.91)	(2.12)		(3.26)	(2.60)

Net asset value at end of year	$31.56	$33.71	$31.35		$32.20	$34.99

Total investment return (b)	0.70%	10.57%	4.23%		1.31%	11.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.45%	1.55	%(c)	1.37%	1.21%
Net expenses (d)	0.85%	0.85%	0.86	%(e)	0.88%	0.88%
Portfolio turnover rate	200%	191%	271%		201%	162%
Net assets at end of year (in 000’s)	$217,380	$291,941	$296,970		$302,328	$303,727

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

	Year ended October 31,
Class R1	2018	2017	2016		2015	2014
Net asset value at beginning of year	$33.66	$31.30	$32.16		$34.94	$33.93

Net investment income (loss) (a)	0.49	0.44	0.44		0.43	0.38
Net realized and unrealized gain (loss) on investments	(0.24)	2.79	0.79		0.02	3.19

Total from investment operations	0.25	3.23	1.23		0.45	3.57

Less dividends and distributions:
From net investment income	(0.52)	(0.43)	(0.44)		(0.37)	(0.36)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.39)	(0.87)	(2.09)		(3.23)	(2.56)

Net asset value at end of year	$31.52	$33.66	$31.30		$32.16	$34.94

Total investment return (b)	0.62%	10.47%	4.10%		1.24%	11.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%	1.35%	1.44	%(c)	1.31%	1.12%
Net expenses (d)	0.95%	0.95%	0.96	%(e)	0.98%	0.97%
Portfolio turnover rate	200%	191%	271%		201%	162%
Net assets at end of year (in 000’s)	$1,805	$2,016	$2,130		$1,969	$6,392

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018		2017	2016		2015	2014
Net asset value at beginning of year	$33.67		$31.26	$32.12		$34.91	$33.90

Net investment income (loss) (a)	0.41		0.39	0.37		0.33	0.29
Net realized and unrealized gain (loss) on investments	(0.24)		2.81	0.78		0.02	3.20

Total from investment operations	0.17		3.20	1.15		0.35	3.49

Less dividends and distributions:
From net investment income	(0.44)		(0.35)	(0.36)		(0.28)	(0.28)
From net realized gain on investments	(1.87)		(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.31)		(0.79)	(2.01)		(3.14)	(2.48)

Net asset value at end of year	$31.53		$33.67	$31.26		$32.12	$34.91

Total investment return (b)	0.37	%(c)	10.37%	3.85%		0.96%	10.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%		1.19%	1.21	%(d)	1.02%	0.85%
Net expenses (e)	1.20%		1.21%	1.21	%(f)	1.23%	1.23%
Portfolio turnover rate	200%		191%	271%		201%	162%
Net assets at end of year (in 000’s)	$3,496		$5,234	$38,233		$49,230	$47,872

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.22%.

	Year ended October 31,
Class R3	2018	2017	2016		2015	2014
Net asset value at beginning of year	$33.59	$31.25	$32.10		$34.89	$33.89

Net investment income (loss) (a)	0.33	0.27	0.29		0.26	0.20
Net realized and unrealized gain (loss) on investments	(0.24)	2.78	0.80		0.01	3.20

Total from investment operations	0.09	3.05	1.09		0.27	3.40

Less dividends and distributions:
From net investment income	(0.36)	(0.27)	(0.29)		(0.20)	(0.20)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)

Total dividends and distributions	(2.23)	(0.71)	(1.94)		(3.06)	(2.40)

Net asset value at end of year	$31.45	$33.59	$31.25		$32.10	$34.89

Total investment return (b)	0.12%	9.88%	3.63%		0.69%	10.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.82%	0.94	%(c)	0.80%	0.61%
Net expenses (d)	1.45%	1.45%	1.46	%(e)	1.48%	1.47%
Portfolio turnover rate	200%	191%	271%		201%	162%
Net assets at end of year (in 000’s)	$3,880	$5,490	$3,548		$3,086	$2,674

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

December 15, 2017* through October 31,
Class R6	2018
Net asset value at beginning of period	$32.52

Net investment income (loss) (a)	0.48
Net realized and unrealized gain (loss) on investments	(0.95)

Total from investment operations	(0.47)

Less dividends:
From net investment income	(0.48)

Net asset value at end of period	$31.57

Total investment return (b)	(1.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	1.65%
Net expenses (c) ††	0.76%
Portfolio turnover rate	200%
Net assets at end of period (in 000’s)	$48

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on December 15, 2017. As of October 31, 2018, Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I,

Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

32	MainStay Balanced Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

33

Notes to Financial Statements (continued)

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution

34	MainStay Balanced Fund

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2018, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed

35

Notes to Financial Statements (continued)

by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$6,427	$6,427

Total Fair Value		$6,427	$6,427

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(44,947)	$(44,947)

Total Fair Value		$(44,947)	$(44,947)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(963,596)	$(963,596)

Total Realized Gain (Loss)		$(963,596)	$(963,596)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$160,474	$160,474

Total Change in Unrealized Appreciation (Depreciation)		$160,474	$160,474

36	MainStay Balanced Fund

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$25,909,907	$25,909,907
Futures Contracts Short	$(4,615,102)	$(4,615,102)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”). MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields, and NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors is responsible to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Fund. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2018, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $5,021,715 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $28,844.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2

37

Notes to Financial Statements (continued)

and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,952
Class R2	4,790
Class R3	5,456

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $60,507 and $33,811, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B, Class C and Investor Class shares of $807, $22,450 $7,605 and $5, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$260,381
Investor Class	158,182
Class B	63,796
Class C	253,194
Class I	250,400
Class R1	1,843
Class R2	4,531
Class R3	5,147

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$610,238,736	$51,848,293	$(18,772,989)	$33,075,304

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,529,792	$32,109,049	$—	$33,077,904	$74,716,745

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(2,805,297)	$2,805,297

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$26,510,390	$8,390,686
Long-Term Capital Gain	24,992,515	11,537,814
Total	$51,502,905	$19,928,500

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment

38	MainStay Balanced Fund

fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $281,423 and $331,928, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,139,721 and $1,195,034, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	892,004	$29,066,794
Shares issued to shareholders in reinvestment of dividends and distributions	568,663	18,426,337
Shares redeemed	(1,635,219)	(53,435,237)

Net increase (decrease) in shares outstanding before conversion	(174,552)	(5,942,106)
Shares converted into Class A (See Note 1)	289,513	9,472,246
Shares converted from Class A (See Note 1)	(49,459)	(1,591,093)

Net increase (decrease)	65,502	$1,939,047

Year ended October 31, 2017:
Shares sold	1,054,976	$34,375,239
Shares issued to shareholders in reinvestment of dividends and distributions	190,487	6,170,809
Shares redeemed	(1,595,451)	(52,070,174)

Net increase (decrease) in shares outstanding before conversion	(349,988)	(11,524,126)
Shares converted into Class A (See Note 1)	1,198,401	39,779,035
Shares converted from Class A (See Note 1)	(180,237)	(5,867,271)

Net increase (decrease)	668,176	$22,387,638

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	193,683	$6,304,910
Shares issued to shareholders in reinvestment of dividends and distributions	116,450	3,777,032
Shares redeemed	(184,227)	(5,989,713)

Net increase (decrease) in shares outstanding before conversion	125,906	4,092,229
Shares converted into Investor Class (See Note 1)	89,074	2,899,606
Shares converted from Investor Class (See Note 1)	(242,889)	(7,958,078)

Net increase (decrease)	(27,909)	$(966,243)

Year ended October 31, 2017:
Shares sold	286,491	$9,336,936
Shares issued to shareholders in reinvestment of dividends and distributions	59,072	1,909,113
Shares redeemed	(262,376)	(8,556,841)

Net increase (decrease) in shares outstanding before conversion	83,187	2,689,208
Shares converted into Investor Class (See Note 1)	129,027	4,208,029
Shares converted from Investor Class (See Note 1)	(1,174,924)	(39,014,082)

Net increase (decrease)	(962,710)	$(32,116,845)

39

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	18,931	$614,583
Shares issued to shareholders in reinvestment of dividends and distributions	41,320	1,335,293
Shares redeemed	(103,719)	(3,354,952)

Net increase (decrease) in shares outstanding before conversion	(43,468)	(1,405,076)
Shares converted from Class B (See Note 1)	(90,224)	(2,942,599)

Net increase (decrease)	(133,692)	$(4,347,675)

Year ended October 31, 2017:
Shares sold	57,981	$1,861,738
Shares issued to shareholders in reinvestment of dividends and distributions	13,817	443,580
Shares redeemed	(122,166)	(3,973,951)

Net increase (decrease) in shares outstanding before conversion	(50,368)	(1,668,633)
Shares converted from Class B (See Note 1)	(115,142)	(3,736,741)

Net increase (decrease)	(165,510)	$(5,405,374)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	167,766	$5,453,242
Shares issued to shareholders in reinvestment of dividends and distributions	167,085	5,394,397
Shares redeemed	(723,309)	(23,405,001)

Net increase (decrease) in shares outstanding before conversion	(388,458)	(12,557,362)
Shares converted from Class C (See Note 1)	(599)	(19,832)

Net increase (decrease)	(389,057)	$(12,577,194)

Year ended October 31, 2017:
Shares sold	454,957	$14,682,165
Shares issued to shareholders in reinvestment of dividends and distributions	48,546	1,557,712
Shares redeemed	(961,079)	(31,205,080)

Net increase (decrease) in shares outstanding before conversion	(457,576)	(14,965,203)
Shares converted into Class C (See Note 1)	17	550
Shares converted from Class C (See Note 1)	(9,170)	(296,901)

Net increase (decrease)	(466,729)	$(15,261,554)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,009,233	$32,871,815
Shares issued to shareholders in reinvestment of dividends and distributions	620,113	20,133,811
Shares redeemed	(3,407,538)	(110,970,851)

Net increase (decrease) in shares outstanding before conversion	(1,778,192)	(57,965,225)
Shares converted into Class I (See Note 1)	4,233	139,750

Net increase (decrease)	(1,773,959)	$(57,825,475)

Year ended October 31, 2017:
Shares sold	1,763,996	$57,442,750
Shares issued to shareholders in reinvestment of dividends and distributions	252,751	8,207,309
Shares redeemed	(2,980,899)	(97,430,071)

Net increase (decrease) in shares outstanding before conversion	(964,152)	(31,780,012)
Shares converted into Class I (See Note 1)	151,373	4,935,379

Net increase (decrease)	(812,779)	$(26,844,633)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,910	$126,695
Shares issued to shareholders in reinvestment of dividends and distributions	4,428	143,616
Shares redeemed	(10,965)	(359,472)

Net increase (decrease)	(2,627)	$(89,161)

Year ended October 31, 2017:
Shares sold	3,880	$126,745
Shares issued to shareholders in reinvestment of dividends and distributions	1,749	56,688
Shares redeemed	(13,791)	(447,836)

Net increase (decrease)	(8,162)	$(264,403)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	31,669	$1,030,429
Shares issued to shareholders in reinvestment of dividends and distributions	9,822	318,656
Shares redeemed	(86,053)	(2,819,533)

Net increase (decrease)	(44,562)	$(1,470,448)

Year ended October 31, 2017:
Shares sold	130,404	$4,222,118
Shares issued to shareholders in reinvestment of dividends and distributions	22,212	714,027
Shares redeemed	(1,220,146)	(39,564,928)

Net increase (decrease)	(1,067,530)	$(34,628,783)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	32,601	$1,066,590
Shares issued to shareholders in reinvestment of dividends and distributions	10,581	342,701
Shares redeemed	(83,242)	(2,664,569)

Net increase (decrease)	(40,060)	$(1,255,278)

Year ended October 31, 2017:
Shares sold	75,531	$2,446,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,826	91,538
Shares redeemed	(28,241)	(931,662)

Net increase (decrease) in shares outstanding before conversion	50,116	1,606,257
Shares converted from Class R3 (See Note 1)	(238)	(7,998)

Net increase (decrease)	49,878	$1,598,259

Class R6	Shares	Amount
Year ended October 31, 2018 (a):
Shares sold	1,509	$49,321
Shares issued to shareholders in reinvestment of dividends and distributions	15	472
Shares redeemed	(3)	(104)

Net increase (decrease)	1,521	$49,689

(a)	Inception date was December 15, 2017.

40	MainStay Balanced Fund

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

42	MainStay Balanced Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $24,992,515 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $8,884,518 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 36.63% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

43

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

44	MainStay Balanced Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

46	MainStay Balanced Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717230 MS293-18	MSBL11-12/18 (NYLIM) NL231

MainStay Epoch U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–8.79 –3.48%	4.32 5.51%	11.57 12.20%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–9.03 –3.74	4.04 5.23	11.29 11.92	1.50 1.50
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–8.81 –4.46	4.11 4.44	11.09 11.09	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–5.34 –4.47	4.44 4.44	11.09 11.09	2.25 2.25
Class I Shares	No Sales Charge		1/12/1987	–3.26	5.77	12.51	0.99
Class R1 Shares	No Sales Charge		7/31/2012	–3.36	5.67	10.60	1.09
Class R2 Shares	No Sales Charge		7/31/2012	–3.59	5.40	10.32	1.34
Class R3 Shares	No Sales Charge		2/29/2016	–3.83	9.76	9.76	1.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[4]	2.80%	8.32%	13.55%
Morningstar Small Blend Category Average[5]	–0.07	6.75	12.10

4.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range.
Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$946.60	$6.03	$1,019.01	$6.26	1.23%

Investor Class Shares	$1,000.00	$945.30	$7.31	$1,017.69	$7.58	1.49%

Class B Shares	$1,000.00	$942.00	$10.96	$1,013.91	$11.37	2.24%

Class C Shares	$1,000.00	$941.60	$10.96	$1,013.91	$11.37	2.24%

Class I Shares	$1,000.00	$947.70	$4.81	$1,020.27	$4.99	0.98%

Class R1 Shares	$1,000.00	$947.20	$5.30	$1,019.76	$5.50	1.08%

Class R2 Shares	$1,000.00	$946.00	$6.52	$1,018.50	$6.77	1.33%

Class R3 Shares	$1,000.00	$944.90	$7.75	$1,017.24	$8.03	1.58%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Banks	9.3%
Machinery	8.7
Health Care Providers & Services	7.2
Commercial Services & Supplies	5.7
Hotels, Restaurants & Leisure	5.1
Thrifts & Mortgage Finance	4.7
Auto Components	4.0
Capital Markets	3.8
Semiconductors & Semiconductor Equipment	3.8
Food Products	3.7
Equity Real Estate Investment Trusts	3.1
Internet & Direct Marketing Retail	3.0
IT Services	3.0
Life Sciences Tools & Services	3.0
Software	2.8
Chemicals	2.5
Aerospace & Defense	2.0
Food & Staples Retailing	2.0
Textiles, Apparel & Luxury Goods	1.9

Household Durables	1.8%
Energy Equipment & Services	1.7
Electronic Equipment, Instruments & Components	1.6
Insurance	1.6
Road & Rail	1.6
Consumer Finance	1.4
Health Care Equipment & Supplies	1.4
Construction & Engineering	1.3
Construction Materials	1.2
Real Estate Management & Development	1.2
Building Products	1.1
Metals & Mining	1.0
Distributors	0.5
Oil, Gas & Consumable Fuels	0.5
Trading Companies & Distributors	0.5
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Universal Display Corp.

2.	LogMeIn, Inc.

3.	Dorman Products, Inc.

4.	Bank OZK

5.	U.S. Ecology, Inc.
6.	Universal Health Services, Inc., Class B

7.	Eagle Bancorp, Inc.

8.	Encompass Health Corp.

9.	Valvoline, Inc.

10.	Casey’s General Stores, Inc.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, Michael Caputo and Justin Howell of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch U.S. Small Cap Fund returned –3.26%, underperforming the 2.80% return of the Fund’s primary benchmark, the Russell 2500™ Index. Over the same period, Class I shares underperformed the –0.07% return of the Morningstar Small Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

While security selection in the health care and industrial sectors had a positive impact on performance relative to the Russell 2500™ Index during the reporting period, security selection in other sectors more than offset that advantage. Certain holdings in the consumer discretionary, financials, information technology and materials sectors, among others, detracted from the Fund’s relative performance.

Seven of eleven sectors posted positive returns during the reporting period. Against this backdrop, the Fund’s overweight positions relative to the Russell 2500™ Index in financials and industrials and the Fund’s underweight position in information technology detracted from relative performance during the reporting period.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, Justin Howell was added as a portfolio manager of the Fund.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s relative performance during the reporting period were health care and industrials. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary, financials and materials sectors detracted the most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, health care providers & services company Molina Healthcare and capital markets company Morningstar provided the largest positive contributions to the

Fund’s absolute performance. Molina Healthcare was a top contributor as investors gained increased confidence in the turnaround plan of new CEO Joe Zubretsky. Molina also benefited from continued outsourcing of state Medicaid programs to private players and from the market’s enthusiasm for health care stocks. Morningstar’s shares rose after organic revenue growth accelerated to 14% in 2018, as customer spending remained highly correlated with the strength of the stock market. We like Morningstar for its cash generation, asset-light business model, disciplined capital-allocation policies and what we believe to be strong long-term growth potential.

The most significant detractors from the Fund’s absolute performance were construction materials company Summit Materials and auto components company LCI Industries. Shares of Summit Materials underperformed in the third quarter of 2018 as adverse weather affected the construction projects that use Summit’s aggregate material and cement. We believe that this only affects the timing of Summit’s revenue, as the company’s backlog of commercial construction projects remains strong. Shares of RV component supplier LCI Industries came under pressure over concerns about dealer inventory and rising input costs. In our opinion, LCI continues to deliver solid free cash flow and high returns on invested capital. We believe that end-market demand remains robust and that LCI should recover rising input costs.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund established new positions in LogMeIn and Axos Financial.

LogMeIn provides software-as-a-service for collaboration (web conferencing, unified communications and training), access and identity management (remote access and password keeping) and customer service (assistance, rescue and chat). Recent execution issues after a large deal caused the company to miss expectations for billings growth. In the meantime, the company aggressively bought back stock and paid a growing dividend. In our opinion, revenue growth should continue, which could combine with margin expansion and share repurchases to help provide strong free cash flow per share growth going forward.

Axos Financial is a branchless and Internet-only banking company that we believe has a sustainable low-cost competitive advantage in the commodity market. In our view, the company passes on a significant portion of the savings from its branchless operations to customers through better deposit and loan rates, creating a positive growth cycle. Over the past 10 years, the stock has been the best-performing bank stock in the market on the basis of the company’s strong business model.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

During the reporting period, the Fund completely sold its positions in BankUnited, Jones Lang LaSalle and Service Corporation International.

We exited the Fund’s position in BankUnited, a Florida-based bank holding company, after we determined that the company’s fundamental outlook had deteriorated. Specifically, regulators have increased scrutiny of commercial real estate portfolios and lending concentrations, which we believe could depress future loan growth.

The Fund sold its positions in Jones Lang LaSalle and Service Corporation International after shares of both companies appreciated during the reporting period and reached the price targets we had set for these stocks.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant increases in sector weightings during the reporting period were in industrials and health care.

Over the same period, the most substantial sector weighting reductions were in information technology and utilities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s most substantially overweight positions relative to the Russell 2500™ Index were in the financials and industrials sectors. As of the same date, the Fund’s most substantially underweight positions relative to the benchmark were in the real estate and information technology sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Small Cap Fund

Portfolio of Investments October 31, 2018

	Shares	Value

Common Stocks 97.7%†
Aerospace & Defense 2.0%
Hexcel Corp.	181,331	$10,611,490

Auto Components 4.0%
Dorman Products, Inc. (a)	151,713	11,986,844
LCI Industries	133,548	9,261,554

		21,248,398

Banks 9.3%
Bank of Hawaii Corp.	80,683	6,328,775
Bank OZK	425,452	11,640,367
Eagle Bancorp, Inc. (a)	229,185	11,269,026
Horizon Bancorp, Inc.	363,273	6,088,455
Texas Capital Bancshares, Inc. (a)	149,785	9,770,476
Western Alliance Bancorp (a)	103,629	4,999,063

		50,096,162

Building Products 1.1%
American Woodmark Corp. (a)	102,093	6,170,501

Capital Markets 3.8%
Artisan Partners Asset Management, Inc., Class A	260,489	7,140,003
Diamond Hill Investment Group, Inc.	48,472	8,345,909
Pzena Investment Management, Inc., Class A	505,778	5,088,127

		20,574,039

Chemicals 2.5%
Platform Specialty Products Corp. (a)	229,397	2,482,076
Valvoline, Inc.	538,299	10,722,916

		13,204,992

Commercial Services & Supplies 5.7%
Casella Waste Systems, Inc., Class A (a)	287,469	9,359,991
Healthcare Services Group, Inc.	127,533	5,176,564
Knoll, Inc.	215,082	4,269,378
U.S. Ecology, Inc.	166,156	11,619,289

		30,425,222

Construction & Engineering 1.3%
Comfort Systems USA, Inc.	133,369	7,132,574

Construction Materials 1.2%
Summit Materials, Inc., Class A (a)	486,576	6,568,776

Consumer Finance 1.4%
Credit Acceptance Corp. (a)	17,292	7,339,071

Distributors 0.5%
Pool Corp.	19,272	2,808,894

	Shares	Value

Electronic Equipment, Instruments & Components 1.6%
Coherent, Inc. (a)	70,990	$8,741,709

Energy Equipment & Services 1.7%
Core Laboratories N.V.	106,017	9,036,889

Equity Real Estate Investment Trusts 3.1%
GEO Group, Inc.	442,546	9,784,692
Ryman Hospitality Properties, Inc.	88,324	6,853,059

		16,637,751

Food & Staples Retailing 2.0%
Casey’s General Stores, Inc.	84,988	10,717,837

Food Products 3.7%
B&G Foods, Inc. (b)	361,802	9,421,324
J & J Snack Foods Corp.	66,219	10,340,759

		19,762,083

Health Care Equipment & Supplies 1.4%
LeMaitre Vascular, Inc.	283,638	7,573,135

Health Care Providers & Services 7.2%
Encompass Health Corp.	164,857	11,094,876
Molina Healthcare, Inc. (a)	79,966	10,137,290
Tivity Health, Inc. (a)	168,269	5,790,136
Universal Health Services, Inc., Class B	95,297	11,584,303

		38,606,605

Hotels, Restaurants & Leisure 5.1%
Cedar Fair, L.P.	187,209	9,596,333
Choice Hotels International, Inc.	57,418	4,214,481
Eldorado Resorts, Inc. (a)	137,188	5,007,362
Extended Stay America, Inc.	531,284	8,649,304

		27,467,480

Household Durables 1.8%
LGI Homes, Inc. (a)	224,439	9,603,745

Insurance 1.6%
Universal Insurance Holdings, Inc.	210,597	8,840,862

Internet & Direct Marketing Retail 3.0%
PetMed Express, Inc.	254,242	7,103,522
Stamps.com, Inc. (a)	45,449	9,188,424

		16,291,946

IT Services 3.0%
MAXIMUS, Inc.	111,153	7,221,610
Sabre Corp.	369,487	9,107,855

		16,329,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services 3.0%
Bruker Corp.	300,475	$9,413,881
Charles River Laboratories International, Inc. (a)	55,668	6,781,476

		16,195,357

Machinery 8.7%
Alamo Group, Inc.	77,564	6,648,786
Blue Bird Corp. (a)	7,266	135,221
Douglas Dynamics, Inc.	66,259	2,874,978
John Bean Technologies Corp.	83,127	8,642,714
Kadant, Inc.	60,716	5,992,669
Timken Co.	161,602	6,391,359
Toro Co.	98,303	5,537,408
Woodward, Inc.	139,494	10,272,338

		46,495,473

Metals & Mining 1.0%
Compass Minerals International, Inc.	113,510	5,506,370

Oil, Gas & Consumable Fuels 0.5%
Magnolia Oil & Gas Corp. (a)	200,596	2,497,420

Real Estate Management & Development 1.2%
Howard Hughes Corp. (a)	58,410	6,513,883

Road & Rail 1.6%
Genesee & Wyoming, Inc., Class A (a)	109,515	8,676,873

Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc. (a)	123,470	5,312,914
Universal Display Corp.	120,472	14,819,261

		20,132,175

Software 2.8%
LogMeIn, Inc.	142,918	12,308,098
QAD, Inc., Class A	58,210	2,469,850

		14,777,948

	Shares	Value
Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.	104,709	$10,049,970

Thrifts & Mortgage Finance 4.7%
Axos Financial, Inc. (a)	336,963	10,230,197
HFF, Inc., Class A	233,653	8,586,748
Hingham Institution For Savings	30,236	6,156,049

		24,972,994

Trading Companies & Distributors 0.5%
Watsco, Inc.	17,271	2,559,217

Total Common Stocks (Cost $519,729,347)		524,167,306

Short-Term Investment 2.1%
Affiliated Investment Company 2.1%
MainStay U.S. Government Liquidity Fund, 2.075% (c)	11,205,841	11,205,841

Total Short-Term Investment (Cost $11,205,841)		11,205,841

Total Investments (Cost $530,935,188)	99.8%	535,373,147
Other Assets, Less Liabilities	0.2	835,609
Net Assets	100.0%	$536,208,756

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $9,327,085 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $9,939,578 (See Note 2(H)).

(c)	Current yield as of October 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$524,167,306	$—	$—	$524,167,306
Short-Term Investment
Affiliated Investment Company	11,205,841	—	—	11,205,841

Total Investments in Securities	$535,373,147	$—	$—	$535,373,147

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $519,729,347) including securities on loan of $9,327,085	$524,167,306
Investment in affiliated investment companies, at value (identified cost $11,205,841)	11,205,841
Receivables:
Investment securities sold	1,366,680
Dividends	344,617
Fund shares sold	68,016
Securities lending income	24,118
Other assets	38,634

Total assets	537,215,212

Liabilities
Payables:
Manager (See Note 3)	401,243
Fund shares redeemed	184,135
Investment securities purchased	182,722
Transfer agent (See Note 3)	122,462
NYLIFE Distributors (See Note 3)	67,325
Shareholder communication	21,633
Professional fees	10,514
Custodian	7,459
Trustees	1,446
Accrued expenses	7,517

Total liabilities	1,006,456

Net assets	$536,208,756

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,759
Additional paid-in capital	456,597,339

456,616,098
Total distributable earnings (loss)	79,592,658

Net assets	$536,208,756

Class A
Net assets applicable to outstanding shares	$155,636,473

Shares of beneficial interest outstanding	5,491,831

Net asset value per share outstanding	$28.34
Maximum sales charge (5.50% of offering price)	1.65

Maximum offering price per share outstanding	$29.99

Investor Class
Net assets applicable to outstanding shares	$48,568,672

Shares of beneficial interest outstanding	1,743,970

Net asset value per share outstanding	$27.85
Maximum sales charge (5.50% of offering price)	1.62

Maximum offering price per share outstanding	$29.47

Class B
Net assets applicable to outstanding shares	$10,697,740

Shares of beneficial interest outstanding	430,883

Net asset value and offering price per share outstanding	$24.83

Class C
Net assets applicable to outstanding shares	$14,155,760

Shares of beneficial interest outstanding	570,469

Net asset value and offering price per share outstanding	$24.81

Class I
Net assets applicable to outstanding shares	$306,746,308

Shares of beneficial interest outstanding	10,507,417

Net asset value and offering price per share outstanding	$29.19

Class R1
Net assets applicable to outstanding shares	$63,032

Shares of beneficial interest outstanding	2,167

Net asset value and offering price per share outstanding	$29.09

Class R2
Net assets applicable to outstanding shares	$137,244

Shares of beneficial interest outstanding	4,865

Net asset value and offering price per share outstanding	$28.21

Class R3
Net assets applicable to outstanding shares	$203,527

Shares of beneficial interest outstanding	7,241

Net asset value and offering price per share outstanding	$28.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$8,065,427
Securities lending	307,872
Dividends—Affiliated	121,051
Interest	51,652
Other	1,970

Total income	8,547,972

Expenses
Manager (See Note 3)	5,090,477
Distribution/Service—Class A (See Note 3)	426,937
Distribution/Service—Investor Class (See Note 3)	139,121
Distribution/Service—Class B (See Note 3)	135,199
Distribution/Service—Class C (See Note 3)	169,923
Distribution/Service—Class R2 (See Note 3)	371
Distribution/Service—Class R3 (See Note 3)	918
Transfer agent (See Note 3)	765,810
Registration	107,800
Professional fees	84,421
Shareholder communication	49,605
Custodian	16,317
Trustees	13,285
Shareholder service (See Note 3)	414
Miscellaneous	30,665

Total expenses before waiver/reimbursement	7,031,263
Expense waiver/reimbursement from Manager (See Note 3)	(57,030)

Net expenses	6,974,233

Net investment income (loss)	1,573,739

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	79,197,490
Net change in unrealized appreciation (depreciation) on investments	(97,827,559)

Net realized and unrealized gain (loss) on investments	(18,630,069)

Net increase (decrease) in net assets resulting from operations	$(17,056,330)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $35,642.

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,573,739	$883,057
Net realized gain (loss) on investments	79,197,490	64,288,261
Net change in unrealized appreciation (depreciation) on investments	(97,827,559)	47,494,737

Net increase (decrease) in net assets resulting from operations	(17,056,330)	112,666,055

Distributions to shareholders(1):
Class A	(13,520,226)
Investor Class	(4,820,459)
Class B	(1,390,715)
Class C	(1,642,585)
Class I	(26,598,717)
Class R1	(7,905)
Class R2	(11,491)
Class R3	(16,023)

	(48,008,121)

Dividends to shareholders from net investment income:
Class A		(471,084)
Investor Class		(119,068)
Class I		(1,969,920)
Class R1		(497)
Class R2		(390)
Class R3		(279)

		(2,561,238)

Total dividends and distributions to shareholders	(48,008,121)	(2,561,238)

Capital share transactions:
Net proceeds from sale of shares	61,840,689	50,201,800
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	46,984,867	2,494,422
Cost of shares redeemed	(94,662,705)	(130,531,248)

Increase (decrease) in net assets derived from capital share transactions	14,162,851	(77,835,026)

Net increase (decrease) in net assets	(50,901,600)	32,269,791

Net Assets
Beginning of year	587,110,356	554,840,565

End of year	$536,208,756	$587,110,356

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$31.91	$26.45	$26.35	$25.74	$23.67

Net investment income (loss) (a)	0.06	0.03	0.22	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.98)	5.54	(0.09)	0.56	2.02

Total from investment operations	(0.92)	5.57	0.13	0.61	2.07

Less dividends and distributions:
From net investment income	—	(0.11)	(0.03)	—	—
From net realized gain on investments	(2.65)	—	—	—	—

Total dividends and distributions	(2.65)	(0.11)	(0.03)	—	—

Net asset value at end of year	$28.34	$31.91	$26.45	$26.35	$25.74

Total investment return (b)	(3.48%)	21.09%	0.49%	2.37%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.10%	0.85%	0.21%	0.21%
Net expenses (c)	1.23%	1.24%	1.25%	1.25%	1.24%
Portfolio turnover rate	92%	60%	65%	39%	36%
Net assets at end of year (in 000’s)	$155,636	$163,350	$114,041	$124,244	$128,443

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$31.48	$26.09	$26.05		$25.51	$23.52

Net investment income (loss) (a)	(0.02)	(0.05)	0.14		(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.96)	5.48	(0.10)		0.55	2.01

Total from investment operations	(0.98)	5.43	0.04		0.54	1.99

Less dividends and distributions:
From net investment income	—	(0.04)	—		—	—
From net realized gain on investments	(2.65)	—	—		—	—

Total dividends and distributions	(2.65)	(0.04)	—		—	—

Net asset value at end of year	$27.85	$31.48	$26.09		$26.05	$25.51

Total investment return (b)	(3.74%)	20.82%	0.15%		2.12%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06%)	(0.16%)	0.57	%(c)	(0.05%)	(0.07%)
Net expenses (d)	1.49%	1.50%	1.52	%(e)	1.51%	1.52%
Expenses (before waiver/reimbursement) (d)	1.56%	1.50%	1.52	%(e)	1.51%	1.52%
Portfolio turnover rate	92%	60%	65%		39%	36%
Net assets at end of year (in 000’s)	$48,569	$57,488	$79,614		$84,482	$87,739

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016		2015	2014
Net asset value at beginning of year	$28.54	$23.80	$23.94		$23.62	$21.94

Net investment income (loss) (a)	(0.22)	(0.23)	(0.03)		(0.19)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.84)	4.97	(0.11)		0.51	1.86

Total from investment operations	(1.06)	4.74	(0.14)		0.32	1.68

Less dividends and distributions:
From net realized gain on investments	(2.65)	—	—		—	—

Net asset value at end of year	$24.83	$28.54	$23.80		$23.94	$23.62

Total investment return (b)	(4.46%)	19.92%	(0.58%)		1.35%	7.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80%)	(0.86%)	(0.15	%)(c)	(0.79%)	(0.80%)
Net expenses (d)	2.24%	2.25%	2.27	% (e)	2.26%	2.27%
Expenses (before waiver/reimbursement) (d)	2.31%	2.25%	2.27	% (e)	2.26%	2.27%
Portfolio turnover rate	92%	60%	65%		39%	36%
Net assets at end of year (in 000’s)	$10,698	$15,188	$17,670		$21,976	$26,054

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$28.52	$23.79	$23.93		$23.61	$21.93

Net investment income (loss) (a)	(0.22)	(0.24)	(0.04)		(0.19)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.84)	4.97	(0.10)		0.51	1.87

Total from investment operations	(1.06)	4.73	(0.14)		0.32	1.68

Less distributions:
From net realized gain on investments	(2.65)	—	—		—	—

Net asset value at end of year	$24.81	$28.52	$23.79		$23.93	$23.61

Total investment return (b)	(4.47%)	19.88%	(0.59%)		1.36%	7.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81%)	(0.88%)	(0.16	%)(c)	(0.80%)	(0.82%)
Net expenses (d)	2.24%	2.25%	2.27	% (e)	2.26%	2.27%
Expenses (before waiver/reimbursement) (d)	2.31%	2.25%	2.27	% (e)	2.26%	2.27%
Portfolio turnover rate	92%	60%	65%		39%	36%
Net assets at end of year (in 000’s)	$14,156	$17,770	$17,921		$21,433	$21,326

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$32.72	$27.11	$27.02	$26.39	$24.20

Net investment income (loss) (a)	0.14	0.11	0.29	0.12	0.12
Net realized and unrealized gain (loss) on investments	(1.02)	5.68	(0.10)	0.57	2.07

Total from investment operations	(0.88)	5.79	0.19	0.69	2.19

Less dividends and distributions:
From net investment income	—	(0.18)	(0.10)	(0.06)	—
From net realized gain on investments	(2.65)	—	—	—	—

Total dividends and distributions	(2.65)	(0.18)	(0.10)	(0.06)	—

Net asset value at end of year	$29.19	$32.72	$27.11	$27.02	$26.39

Total investment return (b)	(3.26%)	21.40%	0.71%	2.63%	9.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	0.36%	1.10%	0.44%	0.47%
Net expenses (c)	0.98%	0.99%	1.00%	1.00%	0.99%
Portfolio turnover rate	92%	60%	65%	39%	36%
Net assets at end of year (in 000’s)	$306,746	$332,900	$325,316	$320,016	$263,613

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R1	2018	2017	2016	2015	2014
Net asset value at beginning of year	$32.65	$27.05	$26.96	$26.34	$24.18

Net investment income (loss) (a)	0.12	0.08	0.26	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.03)	5.68	(0.10)	0.56	2.07

Total from investment operations	(0.91)	5.76	0.16	0.66	2.16

Less dividends and distributions:
From net investment income	—	(0.16)	(0.07)	(0.04)	—
From net realized gain on investments	(2.65)	—	—	—	—

Total dividends and distributions	(2.65)	(0.16)	(0.07)	(0.04)	—

Net asset value at end of year	$29.09	$32.65	$27.05	$26.96	$26.34

Total investment return (b)	(3.36%)	21.34%	0.61%	2.50%	8.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.25%	0.97%	0.35%	0.34%
Net expenses (c)	1.08%	1.09%	1.10%	1.10%	1.09%
Portfolio turnover rate	92%	60%	65%	39%	36%
Net assets at end of year (in 000’s)	$63	$97	$85	$81	$71

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016		2015	2014
Net asset value at beginning of year	$31.81	$26.37	$26.28		$25.70	$23.65

Net investment income (loss) (a)	0.03	(0.01)	0.19		0.01	0.03
Net realized and unrealized gain (loss) on investments	(0.98)	5.54	(0.10)		0.57	2.02

Total from investment operations	(0.95)	5.53	0.09		0.58	2.05

Less dividends and distributions:
From net investment income	—	(0.09)	(0.00	)‡	—	—
From net realized gain on investments	(2.65)	—	—		—	—

Total dividends and distributions	(2.65)	(0.09)	(0.00	)‡	—	—

Net asset value at end of year	$28.21	$31.81	$26.37		$26.28	$25.70

Total investment return (b)	(3.59%)	21.00%	0.34	%(c)	2.26%	8.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.03%)	0.73%		0.03%	0.12%
Net expenses (d)	1.33%	1.34%	1.35%		1.35%	1.34%
Portfolio turnover rate	92%	60%	65%		39%	36%
Net assets at end of year (in 000’s)	$137	$137	$112		$90	$39

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016* through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$31.78	$26.39	$23.88

Net investment income (loss) (a)	(0.05)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.97)	5.55	2.52

Total from investment operations	(1.02)	5.45	2.51

Less dividends and distributions:
From net investment income	—	(0.06)	—
From net realized gain on investments	(2.65)	—	—

Total dividends and distributions	(2.65)	(0.06)	—

Net asset value at end of period	$28.11	$31.78	$26.39

Total investment return (b)	(3.83%)	20.68%	10.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.32%)	(0.07	%)††(d)
Net expenses (e)	1.58%	1.59%	1.60	% ††(f)
Portfolio turnover rate	92%	60%	65%
Net assets at end of period (in 000’s)	$204	$181	$81

*	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

20	MainStay Epoch U.S. Small Cap Fund

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that

21

Notes to Financial Statements (continued)

are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is

22	MainStay Epoch U.S. Small Cap Fund

held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $9,327,085 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $9,939,578.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate was 0.85%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $5,090,477 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $57,030.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is

23

Notes to Financial Statements (continued)

responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$82
Class R2	148
Class R3	184

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $30,750 and $21,255, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $698, $14, $12,838 and $876, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$138,299
Investor Class	226,368
Class B	54,999
Class C	69,121
Class I	276,687
Class R1	67
Class R2	120
Class R3	149

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$82,071	$(70,865)	$—	$—	$11,206	$121	$—	11,206

24	MainStay Epoch U.S. Small Cap Fund

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$66,614,020	21.7%
Class R1	46,937	74.5
Class R2	46,202	33.7
Class R3	32,064	15.8

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$531,834,848	$64,663,193	$(61,124,894)	$3,538,299

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$16,872,836	$59,181,523	$—	$3,538,299	$79,592,658

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnership adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(4,708,309)	$4,708,309

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$7,855,333	$2,561,238
Long-term capital gain	40,152,788	—
Total	$48,008,121	$2,561,238

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $536,323 and $577,805, respectively.

25

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	568,717	$17,760,491
Shares issued to shareholders in reinvestment of dividends and distributions	431,673	13,204,894
Shares redeemed	(906,643)	(28,185,753)

Net increase (decrease) in shares outstanding before conversion	93,747	2,779,632
Shares converted into Class A (See Note 1)	305,156	9,543,282
Shares converted from Class A (See Note 1)	(25,927)	(796,072)

Net increase (decrease)	372,976	$11,526,842

Year ended October 31, 2017:
Shares sold	528,693	$15,955,371
Shares issued to shareholders in reinvestment of dividends and distributions	15,655	456,669
Shares redeemed	(977,543)	(29,567,781)

Net increase (decrease) in shares outstanding before conversion	(433,195)	(13,155,741)
Shares converted into Class A (See Note 1)	1,272,910	39,365,816
Shares converted from Class A (See Note 1)	(33,069)	(1,001,093)

Net increase (decrease)	806,646	$25,208,982

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	145,797	$4,461,395
Shares issued to shareholders in reinvestment of dividends and distributions	159,726	4,812,527
Shares redeemed	(176,171)	(5,394,902)

Net increase (decrease) in shares outstanding before conversion	129,352	3,879,020
Shares converted into Investor Class (See Note 1)	68,679	2,099,916
Shares converted from Investor Class (See Note 1)	(280,247)	(8,627,411)

Net increase (decrease)	(82,216)	$(2,648,475)

Year ended October 31, 2017:
Shares sold	220,969	$6,572,711
Shares issued to shareholders in reinvestment of dividends and distributions	4,117	118,742
Shares redeemed	(300,097)	(8,916,634)

Net increase (decrease) in shares outstanding before conversion	(75,011)	(2,225,181)
Shares converted into Investor Class (See Note 1)	120,588	3,600,731
Shares converted from Investor Class (See Note 1)	(1,270,407)	(38,787,205)

Net increase (decrease)	(1,224,830)	$(37,411,655)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	14,400	$396,689
Shares issued to shareholders in reinvestment of dividends and distributions	49,267	1,332,187
Shares redeemed	(84,164)	(2,306,461)

Net increase (decrease) in shares outstanding before conversion	(20,497)	(577,585)
Shares converted from Class B (See Note 1)	(80,856)	(2,228,378)

Net increase (decrease)	(101,353)	$(2,805,963)

Year ended October 31, 2017:
Shares sold	46,361	$1,240,499
Shares redeemed	(128,570)	(3,506,418)

Net increase (decrease) in shares outstanding before conversion	(82,209)	(2,265,919)
Shares converted from Class B (See Note 1)	(127,983)	(3,480,144)

Net increase (decrease)	(210,192)	$(5,746,063)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	36,494	$1,001,257
Shares issued to shareholders in reinvestment of dividends and distributions	59,033	1,595,667
Shares redeemed	(148,028)	(4,047,529)

Net increase (decrease)	(52,501)	$(1,450,605)

Year ended October 31, 2017:
Shares sold	98,421	$2,647,871
Shares redeemed	(228,669)	(6,209,427)

Net increase (decrease)	(130,248)	$(3,561,556)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,204,814	$38,092,374
Shares issued to shareholders in reinvestment of dividends and distributions	827,117	26,004,555
Shares redeemed	(1,698,921)	(54,605,072)

Net increase (decrease) in shares outstanding before conversion	333,010	9,491,857
Shares converted into Class I (See Note 1)	284	8,663

Net increase (decrease)	333,294	$9,500,520

Year ended October 31, 2017:
Shares sold	751,042	$23,073,366
Shares issued to shareholders in reinvestment of dividends and distributions	64,271	1,917,845
Shares redeemed	(2,652,272)	(81,668,460)

Net increase (decrease) in shares outstanding before conversion	(1,836,959)	(56,677,249)
Shares converted into Class I (See Note 1)	9,748	301,895

Net increase (decrease)	(1,827,211)	$(56,375,354)

26	MainStay Epoch U.S. Small Cap Fund

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	42	$1,339
Shares issued to shareholders in reinvestment of dividends and distributions	252	7,904
Shares redeemed	(1,098)	(33,813)

Net increase (decrease)	(804)	$(24,570)

Year ended October 31, 2017:
Shares sold	19,719	$596,727
Shares issued to shareholders in reinvestment of dividends and distributions	17	497
Shares redeemed	(19,915)	(626,712)

Net increase (decrease)	(179)	$(29,488)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	350	$10,899
Shares issued to shareholders in reinvestment of dividends and distributions	377	11,492
Shares redeemed	(155)	(4,975)

Net increase (decrease)	572	$17,416

Year ended October 31, 2017:
Shares sold	610	$18,299
Shares issued to shareholders in reinvestment of dividends and distributions	13	390
Shares redeemed	(594)	(17,564)

Net increase (decrease)	29	$1,125

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,745	$116,245
Shares issued to shareholders in reinvestment of dividends and distributions	514	15,641
Shares redeemed	(2,724)	(84,200)

Net increase (decrease)	1,535	$47,686

Year ended October 31, 2017:
Shares sold	3,243	$96,956
Shares issued to shareholders in reinvestment of dividends and distributions	10	279
Shares redeemed	(616)	(18,252)

Net increase (decrease)	2,637	$78,983

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 10-12, 2018, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) considered and approved, among other related proposals: (i) terminating Epoch Investment Partners, Inc. (“Epoch”) as the Fund’s subadvisor; (ii) appointing MacKay Shields LLC (“MacKay”) as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Fund’s name and modifying the Fund’s investment objective, principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (iv) reducing the management fee; (v) changing the Fund’s primary benchmark; and (vi) filing proxy materials. These changes are expected to become effective on or about April 1, 2019, if shareholders of the Fund approve item (ii) above (the “Proposal”) prior to that date.

At that same meeting held on December 10-12, 2018, the Board of the Trust considered and approved submitting the following Proposal to shareholders of the Fund at a special meeting to be held on or about March 29, 2019 (with any postponements or adjournments, “Special Meeting”):

To approve a new subadvisory agreement between New York Life Investment Management LLC and MacKay Shields LLC with respect to the Fund.

On or about January 21, 2019, shareholders of record of the Fund as of the close of business on December 31, 2018 will be sent a proxy statement containing further information regarding the Proposal. The proxy statement will also include information about the Special Meeting, at which shareholders of the Fund will be asked to consider and approve the Proposal. In addition, the proxy statement will include information about voting on the Proposal and any other business that properly comes before the Special Meeting and options shareholders will have to either attend the Special Meeting in person or to their shares.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Small Cap Fund (the Fund) one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

28	MainStay Epoch U.S. Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $40,152,788 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $4,136,648 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 48.75% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch U.S. Small Cap Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

32	MainStay Epoch U.S. Small Cap Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716820 MS293-18	MSEUSC11-12/18 (NYLIM) NL227

MainStay MacKay New York Tax Free Opportunities Fund

(Formerly known as MainStay New York Tax Free Opportunities Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–3.38 1.17%	3.95 4.92%	3.08 3.81%	0.84 0.84%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–3.31 1.25	3.90 4.86	3.01 3.74	0.88 0.88
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	–0.08 0.90	4.57 4.57	3.46 3.46	1.12 1.12
Class I Shares	No Sales Charge		5/14/2012	1.53	5.18	4.09	0.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays New York Municipal Bond Index[3]	–0.88%	3.10%	2.55%
Morningstar Muni New York Long Category Average[4]	–0.18	3.47	2.38

3.

The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,007.70	$3.80	$1,021.43	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,007.60	$3.90	$1,021.32	$3.92	0.77%

Class C Shares	$1,000.00	$1,005.30	$5.16	$1,020.06	$5.19	1.02%

Class I Shares	$1,000.00	$1,009.00	$2.53	$1,022.69	$2.55	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

General	18.4%
Higher Education	14.5
General Obligation	9.5
Multi-Family Housing	8.7
Development	8.3
Medical	7.3
Transportation	7.1
Tobacco Settlement	5.5
Education	4.6
Airport	3.8
Water	3.5

Utilities	2.7%
Housing	1.8
Power	1.1
Nursing Homes	0.9
School District	0.9
Closed-Ended Funds	0.8
Facilities	0.8
Pollution	0.5
Other Assets, Less Liabilities	–0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds, 1.69%, due 11/1/46

2.	Hudson Yards Infrastructure Corp., Revenue Bonds, 5.00%–5.75%, due 2/15/42–2/15/47

3.	New York City Transitional Finance Authority, Building Aid, Revenue Bonds, 4.00%–5.50%, due 7/15/36–7/15/46

4.	Long Island Power Authority, Revenue Bonds, 5.00%, due 9/1/37–9/1/46

5.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51
6.	New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds, 4.00%, due 8/1/36–8/1/37

7.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 4.00%–5.25%, due 7/1/41–1/1/50

8.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 1.61%, due 11/1/41

9.	New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds, 1.69%–1.74%, due 5/1/42

10.	City of New York NY, Unlimited General Obligation, 1.70%–4.00%, due 8/1/24–8/1/44

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 1.53%, outperforming the –0.88% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index. Over the same period, Class I shares also outperformed the –0.18% return of the Morningstar Muni New York Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Bloomberg Barclays New York Municipal Bond Index during the reporting period primarily due to security selection. The Fund’s holdings of Puerto Rico and Virgin Islands bonds, as well as below investment grade credits, which are not included in the benchmark, contributed the most to relative outperformance. (Contributions take weightings and total returns into account.) In addition, the Fund’s underweight exposure to AA- and AAA-rated New York bonds also contributed positively to relative performance as high-quality municipal bonds were one of the weakest returning sectors of the market.2

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay New York Tax Free Opportunities Fund was renamed MainStay MacKay New York Tax Free Opportunities Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to maintain a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment grade New York bonds, the Fund may also invest in bonds of U.S. Territories (Puerto Rico, Guam, and U.S. Virgin Islands) and up to 20% of net assets in New York exempt credits rated below investment grade. Since the Fund’s investable universe is broader than the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 6.3 years versus 5.2 years for the benchmark. Over the reporting period, the duration strategy detracted from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

From a sector standpoint, the Fund’s strongest positive contributors relative to the Bloomberg Barclays New York Municipal Bond Index were holdings in the special tax, transportation and water/sewer sectors. Bonds in the education and other revenue sectors were the largest relative detractors during the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

As credit spreads5 moved tighter during the reporting period, we decided the prudent strategy was to shift the portfolio to a slightly higher credit profile. As such, many of the Fund’s larger sales were either bonds that had tightened significantly in spread, or credits that we felt could be pressured in the near term. Two higher yielding credits (Puerto Rico Sales Tax Bonds and Suffolk County NY Tobacco Bonds) were examples of partial sales on bonds that had limited upside (due to their structures) after strong spread tightening. Nassau County NY General Obligation was a credit that we felt could face challenging fundamentals over the coming years and was sold in its entirety. As we looked to improve overall credit quality, most of the largest purchases were in the A-6 to AA-rated category. Exam-

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

6.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

ples included Hudson Yards Infrastructure Corp, NY City Housing Development Corp 8 Spruce Street and Health Quest Systems, all of which we were comfortable owning for the long term.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s two largest increases in exposure were in the education and housing sectors, while the pre-refunded and industrial development revenue/pollution control sectors experienced the largest declines.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund maintained an overweight allocation relative to the Bloomberg Barclays New York Municipal Bond Index in bonds maturing in 20 years or more, credits rated A+7 or lower, exposure to the U.S. Territories of Guam, Puerto Rico and Virgin Islands, and credits within the education sector. At the same time, the Fund was underweight in bonds maturing in two to 15 years, AA- and AAA-rated credits, and bonds within the special tax and transportation sectors.

7.	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Municipal Bonds 99.9%†
Airport 3.8%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds (a)
Series C 6.00%, due 10/1/23	$500,000	$501,230
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,135,110
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,375,463
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/46 (a)	5,000,000	4,917,500
Series A 5.00%, due 7/1/41	1,000,000	1,044,000
Series A 5.25%, due 1/1/50 (a)	2,000,000	2,107,860
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/24	490,000	543,533
Series A 5.00%, due 4/1/27	610,000	664,802
Series A 5.00%, due 4/1/29	325,000	351,507
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	2,300,000	2,194,384

		15,835,389

Development 8.3%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	911,182
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,053,540
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,054,720
5.00%, due 8/1/42	1,000,000	1,046,830
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,073,760

	Principal Amount	Value
Development (continued)
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	$500,000	$540,610
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	478,325
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,579,305
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,499,910
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,092,672
Class 2 6.375%, due 7/15/49	545,000	566,408
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	700,000	857,332
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,105,811
Class 3 5.00%, due 3/15/44	1,500,000	1,588,980
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,547,085
5.75%, due 11/15/51	1,500,000	1,636,155
Class 3 7.25%, due 11/15/44 (b)	2,500,000	2,879,775
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	970,000	1,031,673
6.00%, due 12/1/42	730,000	782,085
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (a)
Series A 5.00%, due 1/1/30	2,785,000	2,983,710
Series A 5.00%, due 1/1/31	1,425,000	1,519,321
Series A 5.00%, due 1/1/34	2,750,000	2,902,157

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
Tompkins County Development Corp., Tompkins Cortland Community College, Revenue Bonds 5.00%, due 7/1/38	$1,700,000	$1,606,313
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	3,250,000	3,520,075

		34,857,734

Education 4.6%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A 5.00%, due 4/1/27	1,375,000	1,315,737
Series A 5.00%, due 4/1/37	1,000,000	872,250
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
5.00%, due 8/1/37	1,325,000	1,373,349
5.00%, due 8/1/47	1,540,000	1,578,592
5.00%, due 8/1/52	1,035,000	1,053,268
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (b)
Series A 5.125%, due 5/1/38	800,000	795,608
Series A 5.50%, due 5/1/48	1,500,000	1,523,280
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds Series A 5.00%, due 6/1/52	1,500,000	1,512,000
Build NYC Resource Corp., Revenue Bonds
Series A 5.00%, due 6/1/32 (b)	1,000,000	1,041,730
Series A 5.00%, due 6/1/37 (b)	1,000,000	1,026,630
5.00%, due 7/1/45	1,120,000	1,215,570
Series A 5.00%, due 6/1/47 (b)	3,100,000	3,147,430
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	188,346

	Principal Amount	Value
Education (continued)
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	$650,000	$656,766
Insured: AGM 4.00%, due 6/1/35	850,000	855,508
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	575,000	626,043
7.00%, due 8/1/48	665,000	722,556

		19,504,663

Facilities 0.8%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,081,040
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	235,000	260,652
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	1,000,000	1,048,990

		3,390,682

General 18.4%
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,209,694
Guam Government, Business Privilege Tax, Revenue Bonds
Series D 4.00%, due 11/15/39	430,000	413,406
Series B-1 5.00%, due 1/1/32	1,070,000	1,104,978
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.00%, due 2/15/42	7,500,000	8,240,475
5.25%, due 2/15/47	1,400,000	1,483,432
5.75%, due 2/15/47	2,025,000	2,182,194
Nassau County, Industrial Development Agency, Cold Spring Harbor Laboratory, Revenue Bonds 1.43%, due 1/1/34	3,900,000	3,900,000
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,332,660

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	$465,000	$466,135
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,784,272
Insured: AMBAC 5.00%, due 1/1/39	560,000	567,403
Insured: AGC 6.375%, due 1/1/39	500,000	503,380
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,073,350
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	380,000	150,488
Insured: AGC (zero coupon), due 3/1/44	500,000	160,365
Insured: AGC (zero coupon), due 3/1/45	200,000	60,858
Insured: AGC (zero coupon), due 3/1/46	3,250,000	940,225
Insured: AGC (zero coupon), due 3/1/47	1,115,000	306,558
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 4.00%, due 7/15/36	1,500,000	1,513,125
Series S-3 4.00%, due 7/15/46	2,905,000	2,866,509
Series S-3 5.00%, due 7/15/43	2,500,000	2,767,100
Series S-4 5.50%, due 1/15/39	4,445,000	4,478,426
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C-5 1.61%, due 11/1/41 (c)	8,000,000	8,000,000
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,100,690

	Principal Amount	Value
General (continued)
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	$1,200,000	$1,283,952
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	6,500,000	1,780,350
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,642,170
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	500,000	497,505
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	705,003
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	108,061
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	3,580,000	1,118,106
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	2,170,000	643,948
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	5,500,000	1,330,450
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,119,200
Syracuse Industrial Development Agency, Revenue Bonds Series A 3.25%, due 5/1/34	1,000,000	950,690
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.00%, due 11/1/26	3,000,000	3,217,230
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	1,450,000	1,536,318
Series A 5.125%, due 1/1/42	3,000,000	3,097,410
Series A 6.50%, due 11/1/40	2,000,000	2,179,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/32	$1,000,000	$1,068,440
Series A 5.375%, due 12/1/24	1,125,000	1,165,365
Series A 5.75%, due 12/1/34	500,000	519,935
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series C 5.00%, due 10/1/19	500,000	508,750
Series A-1 5.00%, due 10/1/24	1,000,000	1,007,500
Series A 5.00%, due 10/1/25	200,000	201,500
Subseries A 6.00%, due 10/1/39	655,000	658,275
Series A 6.625%, due 10/1/29	775,000	785,463
Series A 6.75%, due 10/1/37	1,630,000	1,652,005
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,499,942

		77,883,111

General Obligation 9.5%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	575,700
Series A 5.00%, due 4/1/28	400,000	456,812
City of New York NY, Unlimited General Obligation
Series I 1.70%, due 4/1/36 (c)	600,000	600,000
Subseries J-6 1.72%, due 8/1/24 (c)	1,700,000	1,700,000
Subseries A-7 1.72%, due 8/1/44 (c)	300,000	300,000
Subseries A-5 1.72%, due 8/1/44 (c)	4,700,000	4,700,000
Series B-1 4.00%, due 10/1/41	500,000	501,850
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	680,173
Series A 5.50%, due 6/15/31	500,000	535,985

	Principal Amount	Value
General Obligation (continued)
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	$40,000	$41,515
5.50%, due 4/15/24	45,000	46,582
5.50%, due 4/15/26	50,000	51,336
5.50%, due 4/15/28	55,000	55,623
City of Yonkers NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,557,645
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE 5.00%, due 7/1/28	150,000	150,167
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	882,979
Insured: AGM 5.25%, due 7/1/20	375,000	389,261
Series A, Insured: AGM 5.25%, due 7/1/24	150,000	159,863
Series A, Insured: AGM 5.375%, due 7/1/25	340,000	363,259
Series A, Insured: NATL 5.50%, due 7/1/19	820,000	831,980
County of Nassau NY, Limited General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,042,800
County of Rockland NY, Limited General Obligation
Insured: AGM 4.00%, due 5/1/44	915,000	922,677
Insured: AGM 4.00%, due 5/1/45	950,000	957,353
Insured: AGM 4.00%, due 5/1/46	985,000	991,984
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,071,177
Insured: BAM 5.00%, due 6/1/24	500,000	565,835
Insured: BAM 5.00%, due 6/1/25	560,000	640,069
Insured: BAM 5.00%, due 6/1/26	550,000	634,551
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	521,275

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Glens Falls NY, Limited General Obligation (continued)
Insured: AGM 4.00%, due 1/15/32	$315,000	$325,953
Insured: AGM 4.00%, due 1/15/33	250,000	257,888
Onondaga County NY, Limited General Obligation 3.25%, due 4/15/34	1,250,000	1,188,487
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,423,806
Suffolk County NY, Public Improvement, Limited General Obligation
Series A, Insured: AGM 3.25%, due 6/1/36	715,000	650,285
Series A, Insured: AGM 3.25%, due 6/1/37	725,000	653,370
Town of Oyster Bay NY, Limited General Obligation Insured: AGM 4.00%, due 8/1/30	365,000	376,786
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,603,778
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	545,050
Village of Johnson City NY, Limited General Obligation
Series A 4.00%, due 2/22/19	550,000	551,116
4.00%, due 10/3/19	2,600,000	2,610,946
Village of Valley Stream NY, Limited General Obligation
Insured: BAM 4.00%, due 4/1/33	490,000	503,607
Insured: BAM 4.00%, due 4/1/34	510,000	522,490
Insured: BAM 4.00%, due 4/1/35	530,000	540,902
Insured: BAM 4.00%, due 4/1/36	550,000	558,811
Insured: BAM 4.00%, due 4/1/37	570,000	577,290
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,272,036

	Principal Amount	Value
General Obligation (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds (continued)
Series A 5.00%, due 10/1/32	$1,000,000	$965,000
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,000,000	975,000

		40,031,052

Higher Education 14.5%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds 4.00%, due 8/1/42	1,500,000	1,459,515
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,110,891
5.00%, due 7/1/33	1,520,000	1,602,171
5.00%, due 7/1/41	1,050,000	1,086,330
City of Amherst NY, Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	946,510
5.00%, due 10/1/43	2,000,000	2,100,420
5.00%, due 10/1/48	2,000,000	2,092,220
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,272,060
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	435,000	399,482
Series A-1 5.00%, due 8/1/46	1,555,000	1,468,076
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	411,450
5.00%, due 7/1/33	700,000	762,650
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	1,000,000	1,076,920
5.00%, due 7/1/43	2,000,000	2,214,680
5.00%, due 7/1/48	4,000,000	4,412,240
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	935,511
5.00%, due 7/1/43	1,020,000	1,088,391
5.00%, due 7/1/48	1,100,000	1,169,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	$1,000,000	$1,081,870
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	356,671
Monroe County Industrial Development Corp., University of Rochester Project, Revene Bonds Series C 4.00%, due 7/1/43	3,000,000	2,976,600
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds Series D 4.00%, due 7/1/43	2,470,000	2,450,734
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	1,695,000	1,613,945
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	161,034
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,566,210
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,084,620
New York State Dormitory Authority, New York University, Revenue Bonds Series A 4.00%, due 7/1/43	2,950,000	2,982,922
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 4.00%, due 5/1/33	400,000	400,164
Series A 4.25%, due 5/1/42	450,000	450,180
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	229,482
6.00%, due 7/1/50	1,500,000	1,596,645

	Principal Amount	Value
Higher Education (continued)
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	$5,000,000	$5,258,650
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,031,300
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	2,899,290
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	1,300,000	1,403,688
5.375%, due 9/1/41	500,000	535,630
Syracuse Industrial Development Agency, Syracuse University Project, Revenue Bonds Series A-2 1.62%, due 12/1/37 (c)	3,400,000	3,400,000
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,100,610

		61,189,007

Housing 1.8%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	672,336
Series A 5.00%, due 5/1/30	350,000	390,218
Series A 5.00%, due 5/1/31	200,000	222,138
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	2,000,000	2,200,620
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/43	1,500,000	1,671,345
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	206,427
5.00%, due 6/1/30	330,000	366,148
5.00%, due 6/1/31	265,000	292,788
5.00%, due 6/1/37	1,000,000	1,084,850

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Housing (continued)
Westchester County Local Development Corp., Revenue Bonds 5.00%, due 6/1/42	$500,000	$537,500

		7,644,370

Medical 7.3%
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	6,000,000	6,416,880
Jefferson County NY, Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds 4.00%, due 11/1/31	2,705,000	2,664,560
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	577,962
Series A 5.00%, due 12/1/42	1,000,000	1,055,380
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 12/1/37	1,000,000	970,060
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	266,325
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	622,092
Series B 5.00%, due 7/1/32	390,000	404,360
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	977,294
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/36	5,750,000	5,656,332
Series A 4.00%, due 8/1/37	2,750,000	2,689,473
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,596,840

	Principal Amount	Value
Medical (continued)
New York State Dormitory Authority, NYU Langone Hospital, Revenue Bonds 4.00%, due 7/1/40	$1,000,000	$997,080
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/32	800,000	869,096
5.00%, due 12/1/34	3,500,000	3,778,355
5.00%, due 12/1/35	100,000	106,926
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,042,692
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	267,118

		30,958,825

Multi-Family Housing 8.7%
Albany, Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 1.83%, due 12/1/25 (a)(c)	830,000	830,000
New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	7,770,361
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series G-1 3.70%, due 11/1/47	1,000,000	927,700
Series I-1 4.05%, due 11/1/41	1,000,000	1,000,600
Series I-1 4.15%, due 11/1/46	3,250,000	3,202,323
New York City NY, Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	615,000	590,037
Series A 5.00%, due 7/1/23	1,400,000	1,557,038
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds (c)
1.69%, due 11/1/46	6,200,000	6,200,000
Series A 1.69%, due 11/1/46	6,500,000	6,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Multi-Family Housing (continued)
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (c)
Series A 1.69%, due 5/1/42	$3,750,000	$3,750,000
Series B 1.69%, due 5/1/42	2,250,000	2,250,000
Series A 1.74%, due 5/1/42 (a)	1,900,000	1,900,000
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	193,660

		36,671,719

Nursing Homes 0.9%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	1,130,000	1,252,774
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,660,799
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	690,000	723,914

		3,637,487

Pollution 0.5%
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	1,000,000	1,114,130
5.00%, due 1/1/26	1,000,000	1,121,180

		2,235,310

Power 1.1%
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/38	2,700,000	2,830,464
Series A 5.00%, due 10/1/40	1,250,000	1,303,825
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE 5.00%, due 7/1/23	265,000	266,259
Series TT, Insured: NATL-RE 5.00%, due 7/1/26	215,000	215,649

		4,616,197

	Principal Amount	Value
School District 0.9%
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	$665,000	$680,056
Harrison NY, Central School District, Unlimited General Obligation
Insured: State Aid Withholding 3.50%, due 3/15/44	1,015,000	914,708
Insured: State Aid Withholding 3.50%, due 3/15/45	1,055,000	947,738
Insured: State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,018,062
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	369,172

		3,929,736

Tobacco Settlement 5.5%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	776,152
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	2,500,000	307,700
5.625%, due 5/15/43	2,300,000	2,331,372
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	750,000	728,640
Series A-3 5.125%, due 6/1/46	5,615,000	5,449,414
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	966,370
Series A 5.00%, due 6/1/45	245,000	234,911
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	485,904
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	524,930
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,298,700

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	$850,000	$906,406
Series B 6.00%, due 6/1/48	1,000,000	1,000,310
Series C 6.625%, due 6/1/44	5,300,000	5,507,919
TSASC, Inc., Revenue Bonds Series B 5.00%, due 6/1/45	2,500,000	2,467,300
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	250,000	262,620

		23,248,648

Transportation 7.1%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/42	1,500,000	1,641,780
Metropolitan Transportation Authority, Revenue Bonds
Series F 5.00%, due 11/15/34	1,000,000	1,097,400
Series E-1 5.00%, due 11/15/42	890,000	979,710
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,205,000	7,584,271
New York State Thruway Authority, Revenue Bonds Series L 4.00%, due 1/1/36	4,000,000	4,086,120
Port Authority of Guam, Revenue Bonds (a)
Series B 5.00%, due 7/1/36	225,000	234,621
Series B 5.00%, due 7/1/37	200,000	208,232
Port Authority of New York & New Jersey, Revenue Bonds
Consolidated—Series 190 5.00%, due 5/1/32	295,000	306,655
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,624,185
Series 207 5.00%, due 9/15/48 (a)	2,500,000	2,709,900

	Principal Amount	Value
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	$340,000	$357,065
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,073,256
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,109,100
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series C 1.64%, due 1/1/32 (c)	1,900,000	1,900,000
Subseries B-3 1.67%, due 1/1/32 (c)	3,000,000	3,000,000
Series B 5.00%, due 11/15/45	2,000,000	2,207,940

		30,120,235

Utilities 2.7%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,230,000	1,291,020
Long Island Power Authority, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,228,240
5.00%, due 9/1/38	1,000,000	1,112,370
5.00%, due 9/1/39	1,000,000	1,110,620
5.00%, due 9/1/42	2,000,000	2,191,080
Series A 5.00%, due 9/1/44	2,000,000	2,178,900
Series B 5.00%, due 9/1/45	1,000,000	1,085,950
Series B 5.00%, due 9/1/46	245,000	266,470

		11,464,650

Water 3.5%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	266,168
Series A 4.00%, due 1/1/33	425,000	450,793
Series A 4.00%, due 1/1/34	250,000	264,513
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	3,365,000	3,488,294
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	812,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
New York City Water & Sewer System, 2nd General Resolution, Revenue Bonds Series BB-1 1.68%, due 6/15/39 (c)	$1,300,000	$1,300,000
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,091,960
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	853,383
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	1,730,000	1,600,250
Series A 6.00%, due 7/1/38	1,255,000	1,195,387
Series A 6.00%, due 7/1/44	510,000	485,775
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	2,825,000	2,845,679

		14,654,647

Total Municipal Bonds (Cost $425,413,680)		421,873,462

	Shares	Value
Closed-End Funds 0.8%
New York 0.8%
Eaton Vance New York Municipal Bond Fund	13,241	$141,943
Nuveen New York AMT-Free Quality Municipal Income Fund	2,000,000	2,000,000
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	1,153,000

Total Closed-End Funds (Cost $3,516,253)		3,294,943

Total Investments (Cost $428,929,933)	100.7%	425,168,405
Other Assets, Less Liabilities	(0.7)	(2,886,759)
Net Assets	100.0%	$422,281,646

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(161)	December 2018	$(19,362,813)	$(19,068,438)	$294,375
United States Treasury Long Bond	(14)	December 2018	(2,022,715)	(1,933,750)	88,965

			$(21,385,528)	$(21,002,188)	$383,340

1.	As of October 31, 2018, cash in the amount of $201,250 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$421,873,462	$—	$421,873,462
Closed-End Funds	1,294,943	2,000,000	—	3,294,943

Total Investments in Securities	1,294,943	423,873,462	—	425,168,405

Other Financial Instruments
Futures Contracts (b)	383,340	—	—	383,340

Total Investments in Securities and Other Financial Instruments	$1,678,283	$423,873,462	$—	$425,551,745

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $428,929,933)	$425,168,405
Cash	2,581,028
Cash collateral on deposit at broker for futures contracts	201,250
Receivables:
Dividends and interest	5,273,058
Fund shares sold	953,521
Variation margin on futures contracts	66,281
Other assets	4,542

Total assets	434,248,085

Liabilities
Payables:
Investment securities purchased	10,795,557
Fund shares redeemed	659,235
Manager (See Note 3)	146,838
NYLIFE Distributors (See Note 3)	61,961
Transfer agent (See Note 3)	22,074
Shareholder communication	9,121
Professional fees	8,759
Custodian	2,395
Trustees	950
Accrued expenses	3,839
Dividend payable	255,710

Total liabilities	11,966,439

Net assets	$422,281,646

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,709
Additional paid-in capital	431,088,302

431,130,011
Total distributable earnings (loss)	(8,848,365)

Net assets	$422,281,646

Class A
Net assets applicable to outstanding shares	$186,579,187

Shares of beneficial interest outstanding	18,430,459

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Investor Class
Net assets applicable to outstanding shares	$384,725

Shares of beneficial interest outstanding	37,983

Net asset value per share outstanding	$10.13
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.61

Class C
Net assets applicable to outstanding shares	$54,258,264

Shares of beneficial interest outstanding	5,358,950

Net asset value and offering price per share outstanding	$10.12

Class I
Net assets applicable to outstanding shares	$181,059,470

Shares of beneficial interest outstanding	17,881,594

Net asset value and offering price per share outstanding	$10.13

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$13,461,042
Dividends	57,130
Other	870

Total income	13,519,042

Expenses
Manager (See Note 3)	1,667,410
Distribution/Service—Class A (See Note 3)	409,294
Distribution/Service—Investor Class (See Note 3)	898
Distribution/Service—Class C (See Note 3)	251,268
Transfer agent (See Note 3)	112,541
Professional fees	73,713
Shareholder communication	22,431
Registration	12,080
Trustees	7,436
Custodian	3,915
Miscellaneous	17,863

Total expenses before waiver/reimbursement	2,578,849
Expense waiver/reimbursement from Manager (See Note 3)	(239,013)

Net expenses	2,339,836

Net investment income (loss)	11,179,206

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,920,147)
Futures transactions	871,775

Net realized gain (loss) on investments and futures transactions	(1,048,372)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,436,820)
Futures contracts	110,923

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,325,897)

Net realized and unrealized gain (loss) on investments and futures transactions	(7,374,269)

Net increase (decrease) in net assets resulting from operations	$3,804,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,179,206	$7,844,649
Net realized gain (loss) on investments and futures transactions	(1,048,372)	(1,789,451)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,325,897)	(3,496,829)

Net increase (decrease) in net assets resulting from operations	3,804,937	2,558,369

Distributions to shareholders(1):
Class A	(5,421,620)
Investor Class	(11,824)
Class C	(1,526,713)
Class I	(4,219,049)

	(11,179,206)

Dividends to shareholders from net investment income:
Class A		(4,354,310)
Investor Class		(12,192)
Class C		(1,360,127)
Class I		(2,118,020)

		(7,844,649)

Total dividends and distributions to shareholders	(11,179,206)	(7,844,649)

Capital share transactions:
Net proceeds from sale of shares	247,621,060	121,399,755
Net asset value of shares issued to shareholders in reinvestment of dividends	8,354,420	5,619,509
Cost of shares redeemed	(83,123,262)	(83,168,686)

Increase (decrease) in net assets derived from capital share transactions	172,852,218	43,850,578

Net increase (decrease) in net assets	165,477,949	38,564,298

Net Assets
Beginning of year	256,803,697	218,239,399

End of year(2)	$422,281,646	$256,803,697

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $7,576 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.34	$10.58	$10.33	$10.35	$9.50

Net investment income (loss)	0.34	0.36	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.22)	(0.24)	0.25	(0.02)	0.85

Total from investment operations	0.12	0.12	0.61	0.35	1.23

Less dividends and distributions:
From net investment income	(0.34)	(0.36)	(0.36)	(0.37)	(0.38)

Net asset value at end of year	$10.12	$10.34	$10.58	$10.33	$10.35

Total investment return (a)	1.17%	1.23%	5.95%	3.47%	13.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.50%	3.33%	3.60%	3.82%
Net expenses (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (b)	0.82%	0.83%	0.85%	0.86%	0.85%
Portfolio turnover rate	33%	30%	28%	19%	48%
Net assets at end of year (in 000’s)	$186,579	$148,823	$120,368	$52,996	$24,453

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.34	$10.59	$10.33	$10.35	$9.51

Net investment income (loss)	0.34	0.36	0.36	0.37	0.37
Net realized and unrealized gain (loss) on investments	(0.21)	(0.25)	0.26	(0.02)	0.84

Total from investment operations	0.13	0.11	0.62	0.35	1.21

Less dividends and distributions:
From net investment income	(0.34)	(0.36)	(0.36)	(0.37)	(0.37)

Net asset value at end of year	$10.13	$10.34	$10.59	$10.33	$10.35

Total investment return (a)	1.25%	1.10%	6.02%	3.42%	12.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%	3.48%	3.33%	3.56%	3.71%
Net expenses (b)	0.78%	0.79%	0.79%	0.81%	0.87%
Expenses (before waiver/reimbursement) (b)	0.85%	0.87%	0.89%	0.92%	0.97%
Portfolio turnover rate	33%	30%	28%	19%	48%
Net assets at end of year (in 000’s)	$385	$356	$334	$188	$165

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.34	$10.59	$10.34	$10.35	$9.51

Net investment income (loss)	0.31	0.33	0.33	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.22)	(0.25)	0.25	(0.01)	0.84

Total from investment operations	0.09	0.08	0.58	0.33	1.18

Less dividends:
From net investment income	(0.31)	(0.33)	(0.33)	(0.34)	(0.34)

Net asset value at end of year	$10.12	$10.34	$10.59	$10.34	$10.35

Total investment return (a)	0.90%	0.85%	5.65%	3.25%	12.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.23%	3.04%	3.27%	3.45%
Net expenses (b)	1.03%	1.03%	1.04%	1.06%	1.12%
Expenses (before waiver/reimbursement) (b)	1.10%	1.11%	1.14%	1.17%	1.22%
Portfolio turnover rate	33%	30%	28%	19%	48%
Net assets at end of year (in 000’s)	$54,258	$45,547	$43,644	$18,013	$5,538

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.34	$10.59	$10.34	$10.35	$9.51

Net investment income (loss)	0.37	0.39	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	(0.21)	(0.25)	0.25	(0.01)	0.84

Total from investment operations	0.16	0.14	0.64	0.39	1.25

Less dividends:
From net investment income	(0.37)	(0.39)	(0.39)	(0.40)	(0.41)

Net asset value at end of year	$10.13	$10.34	$10.59	$10.34	$10.35

Total investment return (a)	1.53%	1.39%	6.22%	3.84%	13.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	3.76%	3.61%	3.86%	4.09%
Net expenses (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (b)	0.57%	0.58%	0.60%	0.61%	0.60%
Portfolio turnover rate	33%	30%	28%	19%	48%
Net assets at end of year (in 000’s)	$181,059	$62,078	$53,894	$39,528	$71,532

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (formerly known as MainStay New York Tax Free Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of May 14, 2012. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

27

Notes to Financial Statements (continued)

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

28	MainStay MacKay New York Tax Free Opportunities Fund

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

29

Notes to Financial Statements (continued)

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2018, 79.2% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$383,340	$383,340

Total Fair Value		$383,340	$383,340

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	MainStay MacKay New York Tax Free Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$871,775	$871,775

Total Realized Gain (Loss)		$871,775	$871,775

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$110,923	$110,923

Total Change in Unrealized Appreciation (Depreciation)		$110,923	$110,923

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(21,429,508)	$(21,429,508)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,667,410 and waived its fees and/or reimbursed expenses in the amount of $239,013.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net

31

Notes to Financial Statements (continued)

assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,372 and $1,181, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $24,233 and $3,130, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$48,218
Investor Class	194
Class C	27,128
Class I	37,001

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$428,929,933	$4,574,660	$(8,336,188)	$(3,761,528)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$263,286	$(5,094,413)	$(255,710)	$(3,761,528)	$(8,848,365)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $5,094,413 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,340	$1,754

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$81,368	$82,435
Exempt Interest Dividends	11,097,838	7,762,214
Total	$11,179,206	$7,844,649

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

32	MainStay MacKay New York Tax Free Opportunities Fund

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $290,038 and $110,508, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	7,237,518	$74,403,903
Shares issued to shareholders in reinvestment of dividends and distributions	416,966	4,285,697
Shares redeemed	(3,627,099)	(37,361,677)

Net increase (decrease) in shares outstanding before conversion	4,027,385	41,327,923
Shares converted into Class A (See Note 1)	16,187	166,224
Shares converted from Class A (See Note 1)	(9,361)	(96,372)

Net increase (decrease)	4,034,211	$41,397,775

Year ended October 31, 2017:
Shares sold	7,541,792	$77,735,458
Shares issued to shareholders in reinvestment of dividends and distributions	334,580	3,443,356
Shares redeemed	(4,624,112)	(47,401,217)

Net increase (decrease) in shares outstanding before conversion	3,252,260	33,777,597
Shares converted into Class A (See Note 1)	13,582	139,888
Shares converted from Class A (See Note 1)	(242,715)	(2,473,572)

Net increase (decrease)	3,023,127	$31,443,913

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	22,722	$234,114
Shares issued to shareholders in reinvestment of dividends and distributions	1,006	10,338
Shares redeemed	(6,763)	(69,673)

Net increase (decrease) in shares outstanding before conversion	16,965	174,779
Shares converted into Investor Class (See Note 1)	2,783	28,481
Shares converted from Investor Class (See Note 1)	(16,187)	(166,224)

Net increase (decrease)	3,561	$37,036

Year ended October 31, 2017:
Shares sold	21,399	$220,039
Shares issued to shareholders in reinvestment of dividends and distributions	1,070	11,015
Shares redeemed	(7,736)	(79,275)

Net increase (decrease) in shares outstanding before conversion	14,733	151,779
Shares converted into Investor Class (See Note 1)	1,728	17,976
Shares converted from Investor Class (See Note 1)	(13,582)	(139,888)

Net increase (decrease)	2,879	$29,867

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,613,064	$16,611,042
Shares issued to shareholders in reinvestment of dividends and distributions	86,752	891,702
Shares redeemed	(746,289)	(7,677,681)

Net increase (decrease)	953,527	$9,825,063

Year ended October 31, 2017:
Shares sold	1,356,648	$13,991,644
Shares issued to shareholders in reinvestment of dividends and distributions	76,957	791,783
Shares redeemed	(1,146,793)	(11,776,500)

Net increase (decrease) in shares outstanding before conversion	286,812	3,006,927
Shares converted from Class C (See Note 1)	(4,430)	(45,978)

Net increase (decrease)	282,382	$2,960,949

33

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	15,264,345	$156,372,001
Shares issued to shareholders in reinvestment of dividends and distributions	308,192	3,166,683
Shares redeemed	(3,701,555)	(38,014,231)

Net increase (decrease) in shares outstanding before conversion	11,870,982	121,524,453
Shares converted into Class I (See Note 1)	6,579	67,891

Net increase (decrease)	11,877,561	$121,592,344

Year ended October 31, 2017:
Shares sold	2,866,527	$29,452,614
Shares issued to shareholders in reinvestment of dividends and distributions	133,520	1,373,355
Shares redeemed	(2,332,437)	(23,911,694)

Net increase (decrease) in shares outstanding before conversion	667,610	6,914,275
Shares converted into Class I (See Note 1)	245,413	2,501,574

Net increase (decrease)	913,023	$9,415,849

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (formerly, MainStay New York Tax Free Opportunities Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2018 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

36	MainStay MacKay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

38	MainStay MacKay New York Tax Free Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

39

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay New York Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716276 MS293-18	MSNTF11-12/18 (NYLIM) NL222

MainStay MacKay Short Duration High Yield Fund

(Formerly known as MainStay Short Duration High Yield Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–0.97 2.09%	3.38 4.01%	3.64 4.18%	1.04 1.04%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–1.01 2.05	3.29 3.92	3.52 4.06	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/17/2012	0.31 1.29	3.15 3.15	3.31 3.31	1.86 1.86
Class I Shares	No Sales Charge		12/17/2012	2.26	4.27	4.43	0.79
Class R2 Shares	No Sales Charge		12/17/2012	1.99	3.91	4.07	1.14
Class R3 Shares	No Sales Charge		2/29/2016	1.61	6.30	6.30	1.39

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	2.47%	3.90%	4.42%
Morningstar High Yield Bond Category Average[4]	0.45	3.52	3.92

3.

ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,011.70	$5.32	$1,019.91	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,011.50	$5.42	$1,019.81	$5.45	1.07%

Class C Shares	$1,000.00	$1,008.80	$9.22	$1,016.03	$9.25	1.82%

Class I Shares	$1,000.00	$1,013.00	$4.06	$1,021.17	$4.08	0.80%

Class R2 Shares	$1,000.00	$1,012.10	$5.83	$1,019.41	$5.85	1.15%

Class R3 Shares	$1,000.00	$1,009.60	$7.04	$1,018.20	$7.07	1.39%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	HCA, Inc., 5.875%–7.50%, due 2/15/20–12/15/23

2.	Equinix, Inc., 5.375%, due 1/1/22–4/1/23

3.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–1/15/24

4.	DISH DBS Corp., 5.875%–7.875%, due 9/1/19–7/15/22

5.	Sprint Communications, Inc., 7.00%–9.25%, due 11/15/18–4/15/22
6.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.75%, due 3/15/21–1/15/24

7.	Bass Pro Group LLC, 7.302%, due 9/25/24

8.	IHO Verwaltungs GmbH, 4.125%, due 9/15/21

9.	Lamar Media Corp., 4.063%–5.375%, due 1/15/24–3/14/25

10.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 2.26%, underperforming the 2.47% return of the Fund’s primary benchmark, the ICE BofA Merrill Lynch 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. Over the same period, Class I shares outperformed the 0.45% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Treasury yields in the United States increased over the reporting period, with the 5-year U.S. Treasury rate ending the period at 2.97%, an increase of 96 basis points over the prior year (A basis point is one one-hundredth of a percentage point.) The market environment continued to favor lower quality credits and shorter-duration2 bonds. CCC-rated3 shorter-duration credits outperformed the broad market. CCC-rated credits were up 4.6% and short-duration high yield bonds gained 2.9%, compared to the broader market gain of 0.9%.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Short Duration High Yield Fund was renamed MainStay MacKay Short Duration High Yield Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of October 31, 2018, the Fund’s modified duration to worst4 was 2.1 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, security selection in the utility, capital goods and basic industry sectors were the strongest positive contributors to relative performance. (Contributions take weightings and total returns into account.) Credit selection in the leisure sector also contributed positively to relative performance. Security selection in the energy—exploration & production and automotive sectors detracted from relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund purchased new issue bonds of T-Mobile, which has strategically important assets, growing free cash flow with moderate leverage relative to its peers. The Fund also purchased the new issue bonds of Netflix, a large strategic firm with a growing international subscriber base. During the reporting period, the Fund sold its position in Avis Budget Group on relative value and concerns over increased leverage used for share repurchases.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s exposure to metals/mining and energy—gas distribution credits decreased. The Fund’s exposure in the telecom—wireline and telecom—wireless sectors increased.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s largest overweights were in the automotive, consumer goods and telecommunications sectors. The Fund’s largest underweights were in the health care, energy and banking sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 95.2%† Convertible Bonds 0.8%
Auto Parts & Equipment 0.1%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,536,451	$1,796,517

Oil & Gas 0.3%
Whiting Petroleum Corp. 1.25%, due 4/1/20	3,000,000	2,884,011

Real Estate Investment Trusts 0.4%
VEREIT, Inc. 3.75%, due 12/15/20	3,866,000	3,863,133

Total Convertible Bonds (Cost $9,936,827)		8,543,661

Corporate Bonds 84.0%
Advertising 1.0%
Lamar Media Corp. 5.375%, due 1/15/24	6,500,000	6,508,125
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	4,000,000	4,028,800

		10,536,925

Aerospace & Defense 1.3%
KLX, Inc. 5.875%, due 12/1/22 (e)	4,955,000	5,103,650
TransDigm, Inc.
5.50%, due 10/15/20	5,138,000	5,138,000
6.00%, due 7/15/22	2,425,000	2,437,125

		12,678,775

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	1,850,000	1,856,938

Auto Manufacturers 1.6%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (e)	6,900,000	6,779,250
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	2,552,000	2,692,360
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,300,000	6,898,500

		16,370,110

Auto Parts & Equipment 4.5%
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	10,643,550	9,557,908

	Principal Amount	Value
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(e)	$17,369,000	$16,847,930
Meritor, Inc. 6.25%, due 2/15/24	1,600,000	1,576,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	6,162,000	6,270,001
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	9,580,000	9,460,250
Titan International, Inc. 6.50%, due 11/30/23	2,000,000	1,865,000

		45,577,089

Building Materials 1.2%
Gibraltar Industries, Inc. 6.25%, due 2/1/21	936,000	938,340
Griffon Corp. 5.25%, due 3/1/22	1,410,000	1,321,875
Masonite International Corp. 5.625%, due 3/15/23 (e)	1,600,000	1,590,000
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	4,000,000	3,870,000
8.50%, due 4/15/22	4,570,000	4,821,350

		12,541,565

Chemicals 2.1%
Blue Cube Spinco LLC 9.75%, due 10/15/23	8,222,000	9,146,975
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	3,790,000	3,846,850
Olin Corp. 5.50%, due 8/15/22	3,400,000	3,417,000
PolyOne Corp. 5.25%, due 3/15/23	3,025,000	3,025,000
PQ Corp. 6.75%, due 11/15/22 (e)	1,904,000	1,961,120

		21,396,945

Commercial Services 3.7%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (e)	1,550,000	1,588,750
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	4,015,000	3,332,450
IHS Markit, Ltd. 5.00%, due 11/1/22 (e)	6,630,000	6,767,904
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	3,200,000	3,199,040

10	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (e)	$5,845,000	$5,874,225
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	5,000,000	4,987,500
5.00%, due 4/15/22 (e)	5,330,000	5,190,087
Service Corp. International 5.375%, due 1/15/22	4,200,000	4,231,500
United Rentals North America, Inc. 4.625%, due 7/15/23	2,000,000	1,982,500

		37,153,956

Computers 0.6%
NCR Corp.
5.00%, due 7/15/22	3,000,000	2,880,000
5.875%, due 12/15/21	3,335,000	3,339,169

		6,219,169

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	1,775,000	1,766,125
4.70%, due 5/24/22	3,254,000	3,164,515

		4,930,640

Distribution & Wholesale 0.5%
LKQ Corp. 4.75%, due 5/15/23	5,055,000	4,878,075

Diversified Financial Services 4.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	979,714
Credit Acceptance Corp. 6.125%, due 2/15/21	8,617,000	8,636,819
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
6.875%, due 4/15/22	2,300,000	2,305,750
7.375%, due 4/1/20	1,000,000	1,010,000
7.50%, due 4/15/21	2,000,000	2,010,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (e)	4,990,000	5,027,425
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	5,010,000	5,085,150
Nationstar Mortgage Holdings, Inc. 8.125%, due 7/15/23 (e)	2,820,000	2,869,350
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	2,600,000	2,598,622
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	7,675,000	7,780,532

	Principal Amount	Value
Diversified Financial Services (continued)
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	$7,100,000	$7,242,000

		45,545,362

Electric 1.1%
Calpine Corp. (e)
5.875%, due 1/15/24	2,550,000	2,550,000
6.00%, due 1/15/22	3,394,000	3,410,970
GenOn Energy, Inc. (f)(g)
7.875%, due 6/15/19	5,275,000	3,626,562
9.50%, due 10/15/18	2,325,000	1,586,813

		11,174,345

Electrical Components & Equipment 0.5%
WESCO Distribution, Inc. 5.375%, due 12/15/21	4,540,000	4,534,325

Engineering & Construction 0.1%
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	1,000,000	960,000

Entertainment 0.9%
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	1,000,000	1,053,750
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	8,035,000	7,994,825

		9,048,575

Food 2.6%
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	12,110,000	11,686,150
Darling Ingredients, Inc. 5.375%, due 1/15/22	4,137,000	4,147,342
Ingles Markets, Inc. 5.75%, due 6/15/23	2,100,000	2,089,500
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	3,555,000	3,412,800
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (e)	1,200,000	1,237,526
TreeHouse Foods, Inc. 4.875%, due 3/15/22	3,500,000	3,456,250

		26,029,568

Forest Products & Paper 0.4%
Mercer International, Inc.
6.50%, due 2/1/24	1,740,000	1,757,400
7.75%, due 12/1/22	2,040,000	2,119,050

		3,876,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.3%
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	$3,000,000	$2,985,000

Health Care—Products 0.5%
Avanos Medical, Inc. 6.25%, due 10/15/22	4,330,000	4,367,887
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	630,000	637,088

		5,004,975

Health Care—Services 5.9%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	7,410,000	7,419,262
Centene Corp. 5.625%, due 2/15/21	9,500,000	9,642,500
Encompass Health Corp. 5.125%, due 3/15/23	1,500,000	1,500,000
HCA, Inc.
5.875%, due 5/1/23	9,255,000	9,613,631
6.50%, due 2/15/20	4,966,000	5,127,395
7.50%, due 2/15/22	16,000,000	17,360,000
7.50%, due 12/15/23	2,895,000	3,177,263
Tenet Healthcare Corp.
6.00%, due 10/1/20	1,650,000	1,689,683
7.50%, due 1/1/22 (e)	3,435,000	3,580,987

		59,110,721

Home Builders 4.1%
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (e)	7,472,000	7,472,000
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	1,750,000	1,706,250
Century Communities, Inc. 6.875%, due 5/15/22	4,805,000	4,780,975
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	3,153,150
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (e)	5,709,000	5,395,005
Taylor Morrison Communities, Inc. 6.625%, due 5/15/22	4,030,000	4,050,150
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	12,560,000	12,512,900
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	1,645,000	1,690,237

		40,760,667

	Principal Amount	Value
Household Products & Wares 1.7%
Prestige Brands, Inc. (e)
5.375%, due 12/15/21	$9,264,000	$9,148,200
6.375%, due 3/1/24	1,000,000	987,500
Spectrum Brands, Inc. 6.625%, due 11/15/22	7,290,000	7,444,913

		17,580,613

Insurance 0.4%
MGIC Investment Corp. 5.75%, due 8/15/23	4,000,000	4,100,000

Internet 2.3%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	7,301,000	7,346,631
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,037,500
5.50%, due 2/15/22	6,300,000	6,425,307
5.75%, due 3/1/24	2,580,000	2,625,150
VeriSign, Inc. 4.625%, due 5/1/23	4,249,000	4,249,000

		22,683,588

Investment Company 1.0%
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	9,875,000	10,013,250

Iron & Steel 0.1%
Allegheny Technologies, Inc. 5.95%, due 1/15/21	1,000,000	1,002,500

Leisure Time 1.4%
Brunswick Corp. 4.625%, due 5/15/21 (e)	5,190,000	5,191,077
Carlson Travel, Inc. 6.75%, due 12/15/23 (e)	8,615,000	8,550,388

		13,741,465

Lodging 1.1%
Boyd Gaming Corp. 6.875%, due 5/15/23	1,450,000	1,506,188
Choice Hotels International, Inc.
5.70%, due 8/28/20	1,500,000	1,554,375
5.75%, due 7/1/22	1,000,000	1,050,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	6,625,000	6,798,906

		10,909,469

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	2,500,000	2,631,250

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 7.2%
Altice U.S. Finance I Corp. 5.375%, due 7/15/23	$5,925,000	$5,923,874
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	3,600,000	3,582,000
5.25%, due 3/15/21	6,200,000	6,231,000
5.25%, due 9/30/22	2,250,000	2,261,250
5.75%, due 1/15/24	6,100,000	6,161,000
DISH DBS Corp.
5.875%, due 7/15/22	3,000,000	2,835,000
6.75%, due 6/1/21	17,500,000	17,675,000
7.875%, due 9/1/19	1,540,000	1,585,892
Quebecor Media, Inc. 5.75%, due 1/15/23	4,700,000	4,711,750
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(h)	3,000,000	3,172,500
Videotron, Ltd. 5.00%, due 7/15/22	5,869,000	5,861,664
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,477,000	12,617,366

		72,618,296

Metal Fabricate & Hardware 0.6%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	6,000,000	6,165,000

Mining 1.2%
First Quantum Minerals, Ltd. (e)
7.00%, due 2/15/21	1,000,000	977,700
7.25%, due 5/15/22	3,000,000	2,865,000
Freeport McMoRan, Inc. 6.875%, due 2/15/23	2,800,000	2,932,300
Hecla Mining Co. 6.875%, due 5/1/21	3,125,000	3,125,000
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,000,000	2,140,000

		12,040,000

Miscellaneous—Manufacturing 2.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	12,160,000	11,932,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	3,485,000	3,458,862
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	6,616,000	6,582,920

		21,973,782

	Principal Amount	Value
Oil & Gas 5.1%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	$3,546,000	$3,905,033
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	1,307,000	1,309,222
CNX Resources Corp. 5.875%, due 4/15/22	4,400,000	4,320,272
Continental Resources, Inc. 5.00%, due 9/15/22	1,900,000	1,918,677
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	2,000,000	2,215,000
Gulfport Energy Corp. 6.625%, due 5/1/23	3,460,000	3,460,000
Murphy Oil USA, Inc. 6.00%, due 8/15/23	1,000,000	1,020,000
Newfield Exploration Co. 5.75%, due 1/30/22	5,652,000	5,828,625
PetroQuest Energy, Inc. (d)(f)(g)
10.00%, due 2/15/21	2,457,095	1,056,551
QEP Resources, Inc. 5.375%, due 10/1/22	1,000,000	985,000
Range Resources Corp.
5.75%, due 6/1/21	5,330,000	5,409,950
5.875%, due 7/1/22	6,645,000	6,686,531
Rex Energy Corp., Escrow Claim Shares 8.00%, due 10/1/20 (d)	7,906,000	39,530
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	6,182,468	6,584,328
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	4,455,000	2,561,625
Whiting Petroleum Corp. 5.75%, due 3/15/21	1,000,000	1,006,250
WPX Energy, Inc. 6.00%, due 1/15/22	3,030,000	3,098,175

		51,404,769

Oil & Gas Services 0.7%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	1,150,000	1,083,875
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,040,000	5,919,200

		7,003,075

Packaging & Containers 0.5%
OI European Group B.V. 4.00%, due 3/15/23 (e)	5,775,000	5,406,844

Pharmaceuticals 0.7%
Bausch Health Cos., Inc. 6.50%, due 3/15/22 (e)	3,895,000	4,031,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Finance LLC / Endo Finco, Inc. 7.25%, due 1/15/22 (e)	$3,000,000	$2,842,500

		6,873,825

Pipelines 1.4%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,911,000	1,947,194
6.25%, due 10/15/22	373,000	384,656
NGPL PipeCo LLC 4.375%, due 8/15/22 (e)	5,565,000	5,495,438
NuStar Logistics, L.P. 6.75%, due 2/1/21	2,950,000	3,068,000
Semgroup Corp. / Rose Rock Finance Corp.
5.625%, due 7/15/22	2,800,000	2,688,000
5.625%, due 11/15/23	800,000	756,000

		14,339,288

Real Estate 0.6%
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,300,000	1,248,000
Realogy Group LLC / Realogy Co-Issuer Corp. (e)
4.875%, due 6/1/23	1,000,000	905,000
5.25%, due 12/1/21	3,750,000	3,684,375

		5,837,375

Real Estate Investment Trusts 4.3%
Equinix, Inc.
5.375%, due 1/1/22	20,665,000	21,078,300
5.375%, due 4/1/23	7,500,000	7,612,500
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	3,911,000	3,915,889
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/21	6,692,000	6,683,635
Starwood Property Trust, Inc. 5.00%, due 12/15/21	4,255,000	4,233,725

		43,524,049

Retail 2.0%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (e)	2,000,000	1,982,250
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	5,150,000	5,278,750
Group 1 Automotive, Inc.
5.00%, due 6/1/22	4,300,000	4,192,500
5.25%, due 12/15/23 (e)	1,000,000	962,500

	Principal Amount	Value
Retail (continued)
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	$4,095,000	$4,207,613
Rite Aid Corp. 6.125%, due 4/1/23 (e)	4,105,000	3,486,684

		20,110,297

Software 1.6%
Open Text Corp. 5.625%, due 1/15/23 (e)	9,930,000	10,005,964
PTC, Inc. 6.00%, due 5/15/24	6,301,000	6,442,773

		16,448,737

Telecommunications 8.4%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,376,125
CenturyLink, Inc.
5.80%, due 3/15/22	6,000,000	5,977,800
6.45%, due 6/15/21	3,000,000	3,067,500
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	5,630,000	5,630,000
Frontier Communications Corp. 10.50%, due 9/15/22	5,600,000	4,662,000
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	2,140,000	2,169,639
7.625%, due 6/15/21	3,255,000	3,451,928
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	10,000,000	9,795,200
Level 3 Financing, Inc.
5.375%, due 8/15/22	1,750,000	1,754,375
5.625%, due 2/1/23	1,000,000	1,003,750
6.125%, due 1/15/21	1,750,000	1,754,375
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	11,130,000	11,533,462
9.00%, due 11/15/18 (e)	1,433,000	1,435,866
9.25%, due 4/15/22	5,000,000	5,612,500
Sprint Corp. 7.875%, due 9/15/23	2,000,000	2,135,000
T-Mobile USA, Inc.
4.00%, due 4/15/22	6,045,000	5,969,437
6.00%, due 3/1/23	4,705,000	4,824,225
6.50%, due 1/15/24	11,494,000	11,896,290

		84,049,472

Transportation 0.4%
XPO Logistics, Inc. 6.50%, due 6/15/22 (e)	4,125,000	4,228,125

Trucking & Leasing 0.7%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	6,950,000	7,106,375

Total Corporate Bonds (Cost $860,114,985)		844,961,619

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 10.4% (i)
Advertising 0.7%
Lamar Media Corp. 2018 Term Loan B 4.063% (1 Month LIBOR + 1.75%), due 3/14/25	$7,462,500	$7,468,716

Auto Parts & Equipment 0.2%
Altra Industrial Motion Corp. 2018 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 10/1/25	1,500,000	1,494,375

Broadcast Services and Programming 0.3%
Midcontinent Communications New Term Loan B 4.29% (1 Month LIBOR + 2.00%), due 12/31/23	3,004,408	3,014,737

Distribution & Wholesale 0.2%
Beacon Roofing Supply, Inc. 2017 Term Loan B 4.527% (3 Month LIBOR + 2.25%), due 1/2/25	1,990,000	1,969,744

Diversified Financial Services 1.1%
Altisource Solutions S.a.r.l. 2018 Term Loan B 6.386% (3 Month LIBOR + 4.00%), due 3/29/24	721,708	721,107
Jane Street Group LLC 2018 Term Loan B 5.391% (2 Month LIBOR + 3.00%), due 8/25/22	13,578	13,561
2018 Term Loan B 5.527% (3 Month LIBOR + 3.00%), due 8/25/22	9,366,786	9,355,077
VFH Parent LLC 2018 Term Loan 5.089% (3 Month LIBOR + 2.75%), due 12/30/21	838,279	841,946

		10,931,691

Electric 0.1%
Resideo Funding, Inc. Term Loan B 4.49% (3 Month LIBOR + 2.00%), due 10/24/25	1,000,000	1,002,500

	Principal Amount	Value
Entertainment 0.8%
Churchill Downs, Inc. 2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 12/27/24	$3,970,000	$3,976,201
NAI Entertainment Holdings LLC Term Loan B 4.81% (1 Month LIBOR + 2.50%), due 5/8/25	3,800,000	3,790,500

		7,766,701

Hotels, Motels, Inns & Gaming 0.5%
CityCenter Holdings LLC 2017 Term Loan B 4.552% (1 Month LIBOR + 2.25%), due 4/18/24	3,183,627	3,174,175
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.302% (1 Month LIBOR + 2.00%), due 11/30/23	1,965,000	1,962,237

		5,136,412

Household Products & Wares 0.5%
Prestige Brands, Inc. Term Loan B5 4.302% (1 Month LIBOR + 2.00%), due 1/26/24	2,406,913	2,407,772
Spectrum Brands, Inc.
2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 6/23/22	976,567	976,770
2017 Term Loan B 4.33% (2 Month LIBOR + 2.00%), due 6/23/22	183,028	183,066
2017 Term Loan B 4.35% (3 Month LIBOR + 2.00%), due 6/23/22	732,425	732,578
2017 Term Loan B 4.40% (2 Month LIBOR + 2.00%), due 6/23/22	1,115,003	1,115,235

		5,415,421

Insurance 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 6/7/23	4,439,179	4,425,999

Internet 0.1%
Match Group, Inc. 2017 Term Loan B 4.78% (1 Month LIBOR + 2.50%), due 11/16/22	612,500	615,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Investment Company 0.2%
Global Business Travel Holdings, Ltd. 2018 Term Loan B 4.838% (3 Month LIBOR + 2.50%), due 7/20/25	$1,500,000	$1,503,750

Iron & Steel 0.3%
Big River Steel LLC Term Loan B 7.386% (3 Month LIBOR + 5.00%), due 8/23/23	2,970,000	2,997,844

Lodging 0.1%
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.552% (1 Month LIBOR + 2.25%), due 8/29/25	1,000,000	1,002,500

Media 0.6%
Charter Communications Operating LLC 2017 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 4/30/25	6,252,750	6,251,187

Metal Fabricate & Hardware 0.3%
Neenah Foundry Co. (c)(h) 2017 Term Loan 8.794% (2 Month LIBOR + 6.50%), due 12/13/22	1,662,500	1,645,875
2017 Term Loan 8.891% (2 Month LIBOR + 6.50%), due 12/13/22	1,706,250	1,689,187

		3,335,062

Oil & Gas 0.3%
PetroQuest Energy, Inc. Term Loan Note 10.00%, due 10/17/20 (b)(d)(h)	3,000,000	3,000,000

Retail 2.2%
Bass Pro Group LLC Term Loan B 7.302% (1 Month LIBOR + 5.00%), due 9/25/24	18,191,820	18,188,036
KFC Holding Co. 2018 Term Loan B 4.037% (1 Month LIBOR + 1.75%), due 4/3/25	3,447,675	3,445,520

		21,633,556

	Principal Amount	Value
Semiconductors 0.5%
Micron Technology, Inc. Term Loan 4.06% (1 Month LIBOR + 1.75%), due 4/26/22	$4,889,950	$4,889,950

Software 1.0%
Ascend Learning LLC 2017 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 7/12/24	4,987,405	4,984,288
Donnelley Financial Solutions, Inc. 2017 Term Loan B 5.22% (1 Week LIBOR + 3.00%), due 10/2/23	1,075,000	1,075,000
Press Ganey Holdings, Inc. 2018 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 10/23/23	494,962	494,962
RP Crown Parent LLC 2016 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 10/12/23	3,989,848	3,974,886

		10,529,136

Total Loan Assignments (Cost $104,157,766)		104,384,844

Total Long-Term Bonds (Cost $974,209,578)		957,890,124

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.1%
Exide Technologies (b)(c)(d)(h)(j)	256,017	796,213

Oil, Gas & Consumable Fuels 0.3%
PetroQuest Energy, Inc. (j)	31,419	2,199
Talos Energy, Inc. (j)	130,766	3,407,762

		3,409,961

Total Common Stocks (Cost $4,989,399)		4,206,174

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investment 2.1%
Investment Company 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.107% (k)	21,205,291	$21,205,291

Total Short-Term Investment (Cost $21,205,291)		21,205,291

Total Investments (Cost $1,000,404,268)	97.7%	983,301,589
Other Assets, Less Liabilities	2.3	23,100,158
Net Assets	100.0%	$1,006,401,747

†	Percentages indicated are based on Fund net assets.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $18,323,138, which represented 1.8% of the Fund’s net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $19,419,219, which represented 1.9% of the Fund’s net assets. (Unaudited)

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)	Restricted security (See Note 2(I)).

(i)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(j)	Non-income producing security.

(k)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$6,747,144	$1,796,517	$8,543,661
Corporate Bonds (c)	—	832,231,211	12,730,408	844,961,619
Loan Assignments (d)	—	101,049,782	3,335,062	104,384,844

Total Long-Term Bonds	—	940,028,137	17,861,987	957,890,124

Common Stocks (e)	3,409,961	—	796,213	4,206,174
Short-Term Investment
Investment Company	21,205,291	—	—	21,205,291

Total Investments in Securities	$24,615,252	$940,028,137	$18,658,200	$983,301,589

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,796,517 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $9,557,908 and $3,172,500 are held in Auto Parts & Equipment and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,335,062 is held in Metal Fabricate & Hardware within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 security valued at $796,213 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2018 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$1,521,906	$37,009	$—	$2,466	$235,136	(a)	$—	$—	$—	$1,796,517	$2,466
Corporate Bonds
Auto Parts & Equipment	8,017,639	167,380	—	652,157	720,732	(a)	—	—	—	9,557,908	652,157
Media	—	3,857	—	213,643	2,955,000		—	—	—	3,172,500	213,643
Loan Assignments
Electronics	3,989,500	15,801	146,982	(150,720)	—		(4,001,563)	—	—	—	—
Iron & Steel	3,052,500	—	—	—	—		—	—	(3,052,500)	—	—
Metal Fabricate & Hardware	—	5,765	1,184	(5,637)	3,465,000		(131,250)	—	—	3,335,062	(5,637)
Real Estate Investment Trust	741,520	33	1,508	(4,311)	—		(738,750)	—	—	—	—
Software	2,007,500	—	—	—	—		—	—	(2,007,500)	—	—
Common Stock
Auto Parts & Equipment	417,308	—	—	378,905	—		—	—	—	796,213	378,905

Total	$19,747,873	$229,845	$149,674	$1,086,503	$7,375,868		$(4,871,563)	$—	$(5,060,000)	$18,658,200	$1,241,534

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2018, loan assignments with a market value of $5,060,000 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $1,000,404,268)	$983,301,589
Cash	1,045,450
Receivables:
Dividends and interest	14,423,641
Investment securities sold	10,992,790
Fund shares sold	5,203,630
Other assets	51,689

Total assets	1,015,018,789

Liabilities
Payables:
Investment securities purchased	4,986,361
Fund shares redeemed	2,129,669
Manager (See Note 3)	571,716
Transfer agent (See Note 3)	274,519
NYLIFE Distributors (See Note 3)	116,249
Shareholder communication	29,247
Professional fees	19,090
Custodian	5,758
Trustees	3,094
Accrued expenses	12,281
Dividend payable	469,058

Total liabilities	8,617,042

Net assets	$1,006,401,747

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$103,078
Additional paid-in capital	1,028,641,500

1,028,744,578
Total distributable earnings (loss)	(22,342,831)

Net assets	$1,006,401,747

Class A
Net assets applicable to outstanding shares	$180,140,034

Shares of beneficial interest outstanding	18,451,864

Net asset value per share outstanding	$9.76
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.06

Investor Class
Net assets applicable to outstanding shares	$6,193,238

Shares of beneficial interest outstanding	634,345

Net asset value per share outstanding	$9.76
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.06

Class C
Net assets applicable to outstanding shares	$48,415,030

Shares of beneficial interest outstanding	4,961,335

Net asset value and offering price per share outstanding	$9.76

Class I
Net assets applicable to outstanding shares	$771,532,503

Shares of beneficial interest outstanding	79,017,824

Net asset value and offering price per share outstanding	$9.76

Class R2
Net assets applicable to outstanding shares	$62,895

Shares of beneficial interest outstanding	6,445

Net asset value and offering price per share outstanding	$9.76

Class R3
Net assets applicable to outstanding shares	$58,047

Shares of beneficial interest outstanding	5,945

Net asset value and offering price per share outstanding	$9.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$58,025,800
Other	3,372

Total income	58,029,172

Expenses
Manager (See Note 3)	7,378,674
Distribution/Service—Class A (See Note 3)	1,015,872
Distribution/Service—Investor Class (See Note 3)	14,400
Distribution/Service—Class C (See Note 3)	494,145
Distribution/Service—Class R2 (See Note 3)	216
Distribution/Service—Class R3 (See Note 3)	368
Transfer agent (See Note 3)	1,491,443
Registration	164,336
Professional fees	118,480
Shareholder communication	97,859
Trustees	25,529
Custodian	11,245
Shareholder service (See Note 3)	160
Miscellaneous	50,414

Total expenses before waiver/reimbursement	10,863,141
Expense waiver/reimbursement from Manager (See Note 3)	(240,670)

Net expenses	10,622,471

Net investment income (loss)	47,406,701

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	723,276
Net change in unrealized appreciation (depreciation) on investments	(22,964,656)

Net realized and unrealized gain (loss) on investments	(22,241,380)

Net increase (decrease) in net assets resulting from operations	$25,165,321

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,406,701	$36,177,218
Net realized gain (loss) on investments	723,276	6,040,369
Net change in unrealized appreciation (depreciation) on investments	(22,964,656)	(1,662,160)

Net increase (decrease) in net assets resulting from operations	25,165,321	40,555,427

Distributions to shareholders(1):
Class A	(16,108,031)
Investor Class	(234,855)
Class C	(1,630,404)
Class I	(29,629,116)
Class R2	(3,439)
Class R3	(2,711)

	(47,608,556)

Dividends to shareholders from net investment income:
Class A		(9,478,229)
Investor Class		(271,769)
Class C		(1,810,493)
Class I		(24,599,808)
Class R2		(4,703)
Class R3		(1,266)

		(36,166,268)

Total dividends and distributions to shareholders	(47,608,556)	(36,166,268)

Capital share transactions:
Net proceeds from sale of shares	657,625,799	624,889,965
Net asset value of shares issued to shareholders in reinvestment of dividends	43,342,506	32,611,929
Cost of shares redeemed	(697,272,323)	(288,527,790)

Increase (decrease) in net assets derived from capital share transactions	3,695,982	368,974,104

Net increase (decrease) in net assets	(18,747,253)	373,363,263

Net Assets
Beginning of year	1,025,149,000	651,785,737

End of year(2)	$1,006,401,747	$1,025,149,000

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $99,329 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.96	$9.90	$9.77	$10.01	$10.09

Net investment income (loss)	0.42	0.42	0.50	0.46	0.46
Net realized and unrealized gain (loss) on investments	(0.21)	0.06	0.13	(0.23)	(0.07)

Total from investment operations	0.21	0.48	0.63	0.23	0.39

Less dividends and distributions:
From net investment income	(0.41)	(0.42)	(0.50)	(0.46)	(0.45)
From net realized gain on investments	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.41)	(0.42)	(0.50)	(0.47)	(0.47)

Net asset value at end of year	$9.76	$9.96	$9.90	$9.77	$10.01

Total investment return (a)	2.09%	4.90%	6.79%	2.36%	3.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	4.18%	5.29%	4.70%	4.58%
Net expenses (b)	1.05%	1.04%	1.02%	1.00%	1.01%
Expenses (before waiver/reimbursement) (b)	1.07%	1.04%	1.02%	1.00%	1.01%
Portfolio turnover rate	62%	57%	50%	54%	65%
Net assets at end of year (in 000’s)	$180,140	$341,056	$163,500	$75,869	$71,206

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.96	$9.90	$9.77	$10.02	$10.09

Net investment income (loss)	0.40	0.41	0.49	0.45	0.44
Net realized and unrealized gain (loss) on investments	(0.20)	0.06	0.13	(0.24)	(0.05)

Total from investment operations	0.20	0.47	0.62	0.21	0.39

Less dividends and distributions:
From net investment income	(0.40)	(0.41)	(0.49)	(0.45)	(0.44)
From net realized gain on investments	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.40)	(0.41)	(0.49)	(0.46)	(0.46)

Net asset value at end of year	$9.76	$9.96	$9.90	$9.77	$10.02

Total investment return (a)	2.05%	4.82%	6.67%	2.14%	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03%	4.16%	5.18%	4.59%	4.48%
Net expenses (b)	1.09%	1.11%	1.13%	1.12%	1.12%
Expenses (before waiver/reimbursement) (b)	1.11%	1.11%	1.13%	1.12%	1.12%
Portfolio turnover rate	62%	57%	50%	54%	65%
Net assets at end of year (in 000’s)	$6,193	$5,564	$6,044	$4,525	$2,940

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.96	$9.90	$9.76	$10.01	$10.09

Net investment income (loss)	0.32	0.34	0.42	0.39	0.37
Net realized and unrealized gain (loss) on investments	(0.19)	0.05	0.14	(0.25)	(0.06)

Total from investment operations	0.13	0.39	0.56	0.14	0.31

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.42)	(0.38)	(0.37)
From net realized gain on investments	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.33)	(0.33)	(0.42)	(0.39)	(0.39)

Net asset value at end of year	$9.76	$9.96	$9.90	$9.76	$10.01

Total investment return (a)	1.29%	4.04%	5.99%	1.37%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.42%	4.43%	3.83%	3.73%
Net expenses (b)	1.84%	1.86%	1.88%	1.87%	1.87%
Expenses (before waiver/reimbursement) (b)	1.86%	1.86%	1.88%	1.87%	1.87%
Portfolio turnover rate	62%	57%	50%	54%	65%
Net assets at end of year (in 000’s)	$48,415	$51,738	$51,063	$38,884	$39,106

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.97	$9.90	$9.77	$10.02	$10.09

Net investment income (loss)	0.43	0.44	0.53	0.48	0.49
Net realized and unrealized gain (loss) on investments	(0.21)	0.07	0.13	(0.23)	(0.06)

Total from investment operations	0.22	0.51	0.66	0.25	0.43

Less dividends and distributions:
From net investment income	(0.43)	(0.44)	(0.53)	(0.49)	(0.48)
From net realized gain on investments	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.43)	(0.44)	(0.53)	(0.50)	(0.50)

Net asset value at end of year	$9.76	$9.97	$9.90	$9.77	$10.02

Total investment return (a)	2.26%	5.27%	7.05%	2.51%	4.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.31%	4.46%	5.53%	4.96%	4.85%
Net expenses (b)	0.80%	0.79%	0.77%	0.75%	0.76%
Expenses (before waiver/reimbursement) (b)	0.82%	0.79%	0.77%	0.75%	0.76%
Portfolio turnover rate	62%	57%	50%	54%	65%
Net assets at end of year (in 000’s)	$771,533	$626,617	$431,040	$389,912	$285,259

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.96	$9.90	$9.77	$10.01	$10.09

Net investment income (loss)	0.39	0.41	0.47	0.44	0.46
Net realized and unrealized gain (loss) on investments	(0.20)	0.06	0.16	(0.22)	(0.08)

Total from investment operations	0.19	0.47	0.63	0.22	0.38

Less dividends and distributions:
From net investment income	(0.39)	(0.41)	(0.50)	(0.45)	(0.44)
From net realized gain on investments	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.39)	(0.41)	(0.50)	(0.46)	(0.46)

Net asset value at end of year	$9.76	$9.96	$9.90	$9.77	$10.01

Total investment return (a)	1.99%	4.80%	6.69%	2.26%	3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.97%	4.14%	5.19%	4.60%	4.48%
Net expenses (b)	1.15%	1.14%	1.12%	1.10%	1.11%
Expenses (before waiver/reimbursement) (b)	1.17%	1.14%	1.12%	1.10%	1.11%
Portfolio turnover rate	62%	57%	50%	54%	65%
Net assets at end of year (in 000’s)	$63	$119	$111	$55	$49

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016** through October 31, 2016
Class R3	2018	2017
Net asset value at beginning of period	$9.97	$9.91	$9.23

Net investment income (loss)	0.37	0.38	0.32
Net realized and unrealized gain (loss) on investments	(0.21)	0.06	0.67

Total from investment operations	0.16	0.44	0.99

Less dividends:
From net investment income	(0.37)	(0.38)	(0.31)

Net asset value at end of period	$9.76	$9.97	$9.91

Total investment return (a)	1.61%	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72%	3.86%	4.84	%††
Net expenses (b)	1.40%	1.39%	1.37	%††
Expenses (before reimbursement/waiver) (b)	1.42%	1.39%	1.37	%††
Portfolio turnover rate	62%	57%	50%
Net assets at end of period (in 000’s)	$58	$55	$28

**	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (formerly known as MainStay Short Duration High Yield Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

25

Notes to Financial Statements (continued)

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the

26	MainStay MacKay Short Duration High Yield Fund

forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/18*	Valuation Technique	Unobservable Inputs	Inputs/Range
Convertible Bond	$1,796,517	Market Approach	Estimated Enterprise Value	$1,046.80m–$1,193.10m
Corporate Bonds	9,557,908	Income Approach	Estimated Yield to Maturity	16.20%
			Spread Adjustment	3.28%
Common Stocks	796,213	Market Approach	Estimated Enterprise Value	$1,046.80m–$1,193.10m
			Discount Rate	10.00%

	$12,150,638

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of October 31, 2018, the value of these investments were $6,507,562. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal

27

Notes to Financial Statements (continued)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2018, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

28	MainStay MacKay Short Duration High Yield Fund

(I)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(J)  High-Yield Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $7,378,674 and waived its fees and/or reimbursed expenses in the amount of $240,670.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

29

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$86
Class R3	74

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $28,986 and $3,019, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $17,533 and $19,532, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$524,097
Investor Class	9,452
Class C	81,155
Class I	876,534
Class R2	109
Class R3	96

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
(F)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$5,091,214	2.8%
Class R2	31,481	50.1
Class R3	29,324	50.5

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,000,568,395	$3,496,435	$(20,763,241)	$(17,266,806)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$898,992	$(4,973,499)	$(1,001,518)	$(17,266,806)	$(22,342,831)

The other temporary differences are primarily due to defaulted bond income accruals.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $4,973,499 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,934	$3,040

The Fund utilized $872,689 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$47,608,556	$36,166,268

30	MainStay MacKay Short Duration High Yield Fund

Note 5–Restricted Securities

As of October 31, 2018, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/18 Value	Percent of Net Assets
Exide Technologies Common Stock	4/30/17-5/24/17	256,017	$174,105	$796,213	0.1%
Neenah Foundry Co. 2017 Term Loan Loan Assignment 8.794%–8.891%, due 12/13/22	12/8/17	$3,368,750	3,340,699	3,335,062	0.3
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$3,000,000	2,958,857	3,172,500	0.3
PetroQuest Energy, Inc. Term Loan Note Loan Assignment 10.00%, due 10/17/20	8/30/18	$3,000,000	3,000,000	3,000,000	0.3
Total			$9,473,661	$10,303,775	1.0%

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $677,397 and $650,310, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	25,894,039	$256,208,671
Shares issued to shareholders in reinvestment of dividends and distributions	1,580,107	15,587,358
Shares redeemed	(43,346,822)	(426,644,574)

Net increase (decrease) in shares outstanding before conversion	(15,872,676)	(154,848,545)
Shares converted into Class A (See Note 1)	136,384	1,348,416
Shares converted from Class A (See Note 1)	(38,627)	(381,962)

Net increase (decrease)	(15,774,919)	$(153,882,091)

Year ended October 31, 2017:
Shares sold	25,493,101	$254,036,495
Shares issued to shareholders in reinvestment of dividends and distributions	901,115	8,962,095
Shares redeemed	(7,620,561)	(75,874,248)

Net increase (decrease) in shares outstanding before conversion	18,773,655	187,124,342
Shares converted into Class A (See Note 1)	284,075	2,836,267
Shares converted from Class A (See Note 1)	(1,343,513)	(13,405,887)

Net increase (decrease)	17,714,217	$176,554,722

31

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	245,454	$2,425,883
Shares issued to shareholders in reinvestment of dividends and distributions	22,987	226,631
Shares redeemed	(94,815)	(938,623)

Net increase (decrease) in shares outstanding before conversion	173,626	1,713,891
Shares converted into Investor Class (See Note 1)	38,627	381,962
Shares converted from Investor Class (See Note 1)	(136,384)	(1,348,416)

Net increase (decrease)	75,869	$747,437

Year ended October 31, 2017:
Shares sold	261,945	$2,606,006
Shares issued to shareholders in reinvestment of dividends and distributions	26,429	262,665
Shares redeemed	(106,669)	(1,061,881)

Net increase (decrease) in shares outstanding before conversion	181,705	1,806,790
Shares converted into Investor Class (See Note 1)	50,524	502,623
Shares converted from Investor Class (See Note 1)	(284,240)	(2,836,267)

Net increase (decrease)	(52,011)	$(526,854)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,157,573	$11,438,316
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,450,627
Shares redeemed	(1,532,473)	(15,154,346)

Net increase (decrease) in shares outstanding before conversion	(227,719)	(2,265,403)
Shares converted from Class C (See Note 1)	(5,962)	(58,949)

Net increase (decrease)	(233,681)	$(2,324,352)

Year ended October 31, 2017:
Shares sold	1,770,175	$17,581,520
Shares issued to shareholders in reinvestment of dividends and distributions	157,844	1,568,184
Shares redeemed	(1,874,836)	(18,651,966)

Net increase (decrease) in shares outstanding before conversion	53,183	497,738
Shares converted from Class C (See Note 1)	(17,849)	(178,009)

Net increase (decrease)	35,334	$319,729

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	39,217,400	$387,350,977
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,211	26,071,740
Shares redeemed	(25,724,314)	(254,276,517)

Net increase (decrease) in shares outstanding before conversion	16,137,297	159,146,200
Shares converted into Class I (See Note 1)	5,955	58,949

Net increase (decrease)	16,143,252	$159,205,149

Year ended October 31, 2017:
Shares sold	35,218,898	$350,624,032
Shares issued to shareholders in reinvestment of dividends and distributions	2,193,515	21,813,016
Shares redeemed	(19,374,629)	(192,926,475)

Net increase (decrease) in shares outstanding before conversion	18,037,784	179,510,573
Shares converted into Class I (See Note 1)	1,309,541	13,081,273

Net increase (decrease)	19,347,325	$192,591,846

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	349	$3,439
Shares redeemed	(5,844)	(57,810)

Net increase (decrease)	(5,495)	$(54,371)

Year ended October 31, 2017:
Shares sold	1,599	$15,912
Shares issued to shareholders in reinvestment of dividends and distributions	474	4,703
Shares redeemed	(1,329)	(13,220)

Net increase (decrease)	744	$7,395

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	20,462	$201,952
Shares issued to shareholders in reinvestment of dividends and distributions	275	2,711
Shares redeemed	(20,318)	(200,453)

Net increase (decrease)	419	$4,210

Year ended October 31, 2017:
Shares sold	2,603	$26,000
Shares issued to shareholders in reinvestment of dividends and distributions	127	1,266

Net increase (decrease)	2,730	$27,266

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the

32	MainStay MacKay Short Duration High Yield Fund

earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (formerly, MainStay Short Duration High Yield Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

34	MainStay MacKay Short Duration High Yield Fund

Federal Income Tax Information

(Unaudited)

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay MacKay Short Duration High Yield Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

37

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

38	MainStay MacKay Short Duration High Yield Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717395 MS293-18	MSSHY11-12/18 (NYLIM) NL232

MainStay MacKay Growth Fund

(Formerly known as MainStay Cornerstone Growth Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	4.65 10.74%	8.46 9.70%	12.45 13.09%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	4.40 10.47	8.25 9.48	9.73 10.81	1.36 1.36
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	4.63 9.63	8.38 8.67	9.87 9.98	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	8.63 9.63	8.66 8.66	9.98 9.98	2.11 2.11
Class I Shares	No Sales Charge		11/2/2009	11.03	9.96	11.95	0.84
Class R2 Shares	No Sales Charge		1/18/2013	10.64	9.58	10.91	1.20

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	10.71%	13.43%	15.45%
S&P 500® Index[5]	7.35	11.34	13.24
Morningstar Large Growth Category Average[6]	8.70	11.05	13.73

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,040.00	$5.40	$1,019.91	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,038.70	$6.73	$1,018.60	$6.67	1.31%

Class B Shares	$1,000.00	$1,034.90	$10.57	$1,014.82	$10.46	2.06%

Class C Shares	$1,000.00	$1,034.90	$10.57	$1,014.82	$10.46	2.06%

Class I Shares	$1,000.00	$1,041.30	$4.12	$1,021.17	$4.08	0.80%

Class R2 Shares	$1,000.00	$1,039.40	$5.91	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Software	11.6%
IT Services	10.6
Technology Hardware, Storage & Peripherals	9.5
Interactive Media & Services	8.4
Internet & Direct Marketing Retail	7.5
Health Care Providers & Services	6.4
Biotechnology	5.4
Specialty Retail	5.1
Aerospace & Defense	3.6
Oil, Gas & Consumable Fuels	2.9
Semiconductors & Semiconductor Equipment	2.5
Hotels, Restaurants & Leisure	2.0
Banks	1.8
Entertainment	1.8
Capital Markets	1.6
Food & Staples Retailing	1.6
Road & Rail	1.3
Beverages	1.2
Commercial Services & Supplies	1.2
Health Care Equipment & Supplies	1.2
Multiline Retail	1.2
Textiles, Apparel & Luxury Goods	1.0
Diversified Financial Services	0.9
Insurance	0.9
Trading Companies & Distributors	0.8

Air Freight & Logistics	0.6%
Consumer Finance	0.6
Diversified Consumer Services	0.6
Electronic Equipment, Instruments & Components	0.6
Health Care Technology	0.6
Machinery	0.6
Personal Products	0.6
Equity Real Estate Investment Trusts	0.5
Life Sciences Tools & Services	0.5
Independent Power & Renewable Electricity Producers	0.4
Professional Services	0.4
Tobacco	0.4
Chemicals	0.3
Communications Equipment	0.3
Media	0.3
Pharmaceuticals	0.3
Household Products	0.2
Industrial Conglomerates	0.2
Auto Components	0.1
Building Products	0.0	‡
Leisure Products	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Visa, Inc., Class A

8.	Boeing Co.

9.	iShares Russell 1000 Growth ETF

10.	Mastercard, Inc., Class A

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA,1 and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Growth Fund returned 11.03%, outperforming the 10.71% return of the Fund’s primary benchmark, the Russell 1000® Growth Index, and the 7.35% return of the Fund’s secondary benchmark, the S&P 500® Index. Over the same period, Class I shares also outperformed the 8.70% return of the Morningstar Large Growth Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its primary benchmark, the Russell 1000® Growth Index, during the reporting period primarily because of effective stock selection across the majority of sectors. Stock selection was the strongest in the energy and industrials sectors. Allocation effects were near flat, but slightly contributed to the Fund’s relative performance. (Contributions take weightings and total returns into account.) The prospect of pro-business tax cuts and the easing of regulations, as well as solid corporate results, robust consumer spending and healthy labor market conditions helped drive Fund performance during the reporting period. During the reporting period, the market experienced a bumpy ride, punctuated with heightened volatility and sharp market swings. Notably, however, domestic large-cap equities outperformed domestic small-cap equities during the reporting period.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Growth Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s performance relative to the Russell 1000® Growth Index were the industrials, energy and health care sectors. During the same period, the weakest contributors to relative performance were the information technology, consumer discre- tionary and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology retailer Apple, software bellwether Microsoft, and e-commerce behemoth Amazon. The stocks that detracted the most from the Fund’s absolute performance were social networking site Facebook, IT services company International Business Machines (IBM), and semiconductor manufacturer Applied Materials. The Fund’s positions in Facebook and IBM remain, while the position in Applied Materials was sold near the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund made a large initial purchase in Waste Management, which provides comprehensive waste management services to municipal, commercial and residential customers. The purchase was based on the stock’s reasonable valuation and improving price trends. The Fund also increased position size in membership warehouse club Costco Wholesale, initially based on its attractive valuation, followed by improving sentiment and price trends.

The Fund sold its position in semiconductor manufacturer Applied Materials, while significantly trimming its position in construction equipment company Caterpillar. Both stocks saw their return prospect diminished as their trend and sentiment readings deteriorated.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the Russell 1000® Growth Index were in the health care and energy sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in the real estate and consumer staples sectors

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period most overweight relative to the Russell 1000® Growth Index, in the information technology and consumer discretionary sectors. The Fund was most underweight, relative to the benchmark, in the industrials and consumer staples sectors.

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund and Mona Patni was added as a portfolio manager of the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 3.6%
Boeing Co.	38,220	$13,562,749
Huntington Ingalls Industries, Inc.	8,934	1,951,900
Lockheed Martin Corp.	6,739	1,980,255
Northrop Grumman Corp.	13,651	3,575,880
Raytheon Co.	13,853	2,424,829

		23,495,613

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	3,277	349,131
XPO Logistics, Inc. (a)	41,349	3,695,774

		4,044,905

Auto Components 0.1%
Aptiv PLC	11,737	901,401
Garrett Motion, Inc. (a)	16	243

		901,644

Beverages 1.2%
Coca-Cola Co.	69,931	3,348,296
PepsiCo., Inc.	38,059	4,277,071

		7,625,367

Biotechnology 5.4%
AbbVie, Inc.	120,363	9,370,260
Amgen, Inc.	45,567	8,784,862
Biogen, Inc. (a)	21,161	6,438,657
Celgene Corp. (a)	58,135	4,162,466
Gilead Sciences, Inc.	100,186	6,830,682

		35,586,927

Building Products 0.0%‡
Resideo Technologies, Inc. (a)	107	2,252

Capital Markets 1.6%
Ameriprise Financial, Inc.	25,969	3,304,296
Evercore, Inc., Class A	40,770	3,330,501
Lazard, Ltd., Class A	1,266	50,311
LPL Financial Holdings, Inc.	60,465	3,724,644

		10,409,752

Chemicals 0.3%
CF Industries Holdings, Inc.	36,307	1,743,825

Commercial Services & Supplies 1.2%
Republic Services, Inc.	35,240	2,561,243
Waste Management, Inc.	60,240	5,389,673

		7,950,916

Communications Equipment 0.3%
Arista Networks, Inc. (a)	2,907	669,627
F5 Networks, Inc. (a)	9,220	1,616,082

		2,285,709

	Shares	Value
Consumer Finance 0.6%
Credit Acceptance Corp. (a)	4,485	$1,903,524
Synchrony Financial	78,553	2,268,610

		4,172,134

Diversified Consumer Services 0.6%
H&R Block, Inc.	146,935	3,899,655

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B (a)	29,971	6,152,447

Electronic Equipment, Instruments & Components 0.6%
CDW Corp.	614	55,266
Zebra Technologies Corp., Class A (a)	23,796	3,957,275

		4,012,541

Entertainment 1.8%
Netflix, Inc. (a)	21,334	6,438,174
Viacom, Inc., Class B	26,101	834,710
Walt Disney Co.	38,436	4,413,606

		11,686,490

Equity Real Estate Investment Trusts 0.5%
Omega Healthcare Investors, Inc.	30,491	1,016,875
Public Storage	3,130	643,121
Uniti Group, Inc.	94,791	1,814,300

		3,474,296

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	38,710	8,850,267
Sprouts Farmers Market, Inc. (a)	73,308	1,971,252

		10,821,519

Health Care Equipment & Supplies 1.2%
ABIOMED, Inc. (a)	2,172	741,086
Baxter International, Inc.	14,821	926,461
ICU Medical, Inc. (a)	4,565	1,162,843
Intuitive Surgical, Inc. (a)	5,750	2,996,785
Varian Medical Systems, Inc. (a)	18,466	2,204,286

		8,031,461

Health Care Providers & Services 6.4%
Centene Corp. (a)	2,343	305,340
Cigna Corp.	11,501	2,459,029
Encompass Health Corp.	44,676	3,006,695
HCA Healthcare, Inc.	38,246	5,106,988
Humana, Inc.	18,040	5,780,197
Molina Healthcare, Inc. (a)	28,664	3,633,735
Premier, Inc., Class A (a)	28,701	1,291,545
UnitedHealth Group, Inc.	63,203	16,518,104
WellCare Health Plans, Inc. (a)	14,606	4,031,110

		42,132,743

Health Care Technology 0.6%
athenahealth, Inc. (a)	31,136	3,971,086

10	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.0%
Chipotle Mexican Grill, Inc. (a)	8,537	$3,929,837
Darden Restaurants, Inc.	36,853	3,926,687
Six Flags Entertainment Corp.	19,844	1,068,798
Starbucks Corp.	1,045	60,892
Yum China Holdings, Inc.	110,433	3,984,423

		12,970,637

Household Products 0.2%
Energizer Holdings, Inc.	16,824	988,747

Independent Power & Renewable Electricity Producers 0.4%
NRG Energy, Inc.	75,850	2,745,012

Industrial Conglomerates 0.2%
3M Co.	6,339	1,206,058
Honeywell International, Inc.	642	92,975

		1,299,033

Insurance 0.9%
Progressive Corp.	84,059	5,858,912

Interactive Media & Services 8.4%
Alphabet, Inc. (a)
Class A	15,682	17,102,476
Class C	15,920	17,142,178
Facebook, Inc., Class A (a)	133,346	20,240,589
IAC/InterActiveCorp (a)	3,625	712,639
TripAdvisor, Inc. (a)	1,821	94,947

		55,292,829

Internet & Direct Marketing Retail 7.5%
Amazon.com, Inc. (a)	21,370	34,149,474
Booking Holdings, Inc. (a)	4,220	7,910,728
eBay, Inc. (a)	80,106	2,325,477
Expedia Group, Inc.	36,236	4,545,081

		48,930,760

IT Services 10.6%
Accenture PLC, Class A	30,234	4,765,483
Akamai Technologies, Inc. (a)	60,884	4,398,869
Alliance Data Systems Corp.	18,763	3,868,555
Automatic Data Processing, Inc.	3,216	463,361
Broadridge Financial Solutions, Inc.	21,469	2,510,585
Conduent, Inc. (a)	175,504	3,352,126
CoreLogic, Inc. (a)	53,942	2,191,124
Euronet Worldwide, Inc. (a)	5,044	560,792
First Data Corp., Class A (a)	184,255	3,452,939
GoDaddy, Inc., Class A (a)	15,060	1,101,940
International Business Machines Corp.	27,486	3,172,709
Mastercard, Inc., Class A	50,313	9,945,371
PayPal Holdings, Inc. (a)	60,859	5,123,719

	Shares	Value
IT Services (continued)
Sabre Corp.	163,718	$4,035,649
Square, Inc., Class A (a)	14,609	1,073,031
VeriSign, Inc. (a)	10,383	1,479,993
Visa, Inc., Class A	118,102	16,280,361
Western Union Co.	108,356	1,954,742

		69,731,349

Leisure Products 0.0%‡
Polaris Industries, Inc.	996	88,624

Life Sciences Tools & Services 0.5%
Illumina, Inc. (a)	8,407	2,615,838
PRA Health Sciences, Inc. (a)	4,379	424,194

		3,040,032

Machinery 0.6%
Allison Transmission Holdings, Inc.	79,839	3,519,303
Caterpillar, Inc.	1,958	237,544
Ingersoll-Rand PLC	3,157	302,883

		4,059,730

Media 0.3%
AMC Networks, Inc., Class A (a)	15,991	936,753
Sirius XM Holdings, Inc. (b)	152,059	915,395

		1,852,148

Multiline Retail 1.2%
Macy’s, Inc.	110,175	3,777,901
Nordstrom, Inc.	66,398	4,366,996

		8,144,897

Oil, Gas & Consumable Fuels 2.9%
Antero Resources Corp. (a)	41,248	655,431
Continental Resources, Inc. (a)	58,110	3,061,235
HollyFrontier Corp.	56,559	3,814,339
Kosmos Energy, Ltd. (a)	35,910	233,056
Marathon Petroleum Corp.	37,538	2,644,552
PBF Energy, Inc., Class A	76,533	3,202,906
Valero Energy Corp.	24,856	2,264,133
Whiting Petroleum Corp. (a)	82,002	3,058,674

		18,934,326

Personal Products 0.6%
Herbalife Nutrition, Ltd. (a)	71,093	3,786,413

Pharmaceuticals 0.3%
Eli Lilly & Co.	4,087	443,194
Johnson & Johnson	6,733	942,553
Nektar Therapeutics (a)	23,191	897,028

		2,282,775

Professional Services 0.4%
Robert Half International, Inc.	40,193	2,432,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Road & Rail 1.3%
CSX Corp.	68,469	$4,714,775
Genesee & Wyoming, Inc., Class A (a)	18,274	1,447,849
Schneider National, Inc., Class B	33,599	734,810
Union Pacific Corp.	11,872	1,735,924

		8,633,358

Semiconductors & Semiconductor Equipment 2.5%
Broadcom, Inc.	5,309	1,186,508
KLA-Tencor Corp.	22,024	2,016,077
Micron Technology, Inc. (a)	131,962	4,977,607
NVIDIA Corp.	29,809	6,284,632
Texas Instruments, Inc.	19,435	1,804,151

		16,268,975

Software 11.6%
Adobe, Inc. (a)	23,863	5,864,571
Cadence Design Systems, Inc. (a)	1,080	48,136
CDK Global, Inc.	41,881	2,397,268
Citrix Systems, Inc.	41,913	4,294,825
Dell Technologies, Inc., Class V (a)	40,478	3,658,806
Fortinet, Inc. (a)	52,891	4,346,582
Intuit, Inc.	2,361	498,171
LogMeIn, Inc.	1,939	166,987
Manhattan Associates, Inc. (a)	57,529	2,746,435
Microsoft Corp.	343,421	36,680,797
Oracle Corp.	91,450	4,466,418
salesforce.com, Inc. (a)	49,101	6,738,621
VMware, Inc., Class A (a)	29,026	4,103,986

		76,011,603

Specialty Retail 5.1%
Advance Auto Parts, Inc.	12,092	1,931,818
AutoZone, Inc. (a)	1,512	1,109,007
Best Buy Co., Inc.	53,355	3,743,387
Burlington Stores, Inc. (a)	15,343	2,631,171
Dick’s Sporting Goods, Inc.	9,495	335,838
Gap, Inc.	68,856	1,879,769
Home Depot, Inc.	40,436	7,111,884
Lowe’s Cos., Inc.	8,226	783,280
O’Reilly Automotive, Inc. (a)	3,606	1,156,624
Tractor Supply Co.	42,768	3,929,951
Ulta Beauty, Inc. (a)	6,351	1,743,476
Urban Outfitters, Inc. (a)	83,491	3,294,555
Williams-Sonoma, Inc.	59,484	3,532,160

		33,182,920

Technology Hardware, Storage & Peripherals 9.5%
Apple, Inc.	264,413	57,869,429
NetApp, Inc.	60,837	4,775,096

		62,644,525

	Shares	Value
Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc.	1,216	$116,712
Michael Kors Holdings, Ltd. (a)	59,386	3,290,578
NIKE, Inc., Class B	17,293	1,297,667
Ralph Lauren Corp.	13,892	1,800,542

		6,505,499

Tobacco 0.4%
Altria Group, Inc.	36,480	2,372,659

Trading Companies & Distributors 0.8%
United Rentals, Inc. (a)	12,560	1,508,079
W.W. Grainger, Inc.	13,631	3,870,796

		5,378,875

Total Common Stocks (Cost $492,351,880)		645,838,802

Exchange-Traded Funds 1.8%
Banks 1.8%
iShares Russell 1000 Growth ETF	81,502	11,579,804

Total Exchange-Traded Funds (Cost $10,829,910)		11,579,804

Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.075% (c)	14,399	14,399

Total Short-Term Investment (Cost $14,399)		14,399

Total Investments (Cost $503,196,189)	100.1%	657,433,005
Other Assets, Less Liabilities	(0.1)	(728,089)
Net Assets	100.0%	$656,704,916

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $906,239 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $903,228 (See Note 2(H)).

(c)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund ’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$645,838,802	$—	$—	$645,838,802
Exchange-Traded Funds	11,579,804	—	—	11,579,804
Short-Term Investment
Affiliated Investment Company	14,399	—	—	14,399

Total Investments in Securities	$657,433,005	$—	$—	$657,433,005

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $503,181,790) including securities on loan of $906,239	$657,418,606
Investment in affiliated investment companies, at value (identified cost $14,399)	14,399
Cash	3,261
Receivables:
Dividends	291,620
Fund shares sold	54,872
Securities lending income	444
Other assets	25,928

Total assets	657,809,130

Liabilities
Payables:
Manager (See Note 3)	397,464
Fund shares redeemed	338,509
Transfer agent (See Note 3)	162,908
NYLIFE Distributors (See Note 3)	144,741
Shareholder communication	33,458
Professional fees	12,339
Custodian	5,154
Trustees	1,760
Accrued expenses	7,881

Total liabilities	1,104,214

Net assets	$656,704,916

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,073
Additional paid-in capital	444,755,959

444,774,032
Total distributable earnings (loss)	211,930,884

Net assets	$656,704,916

Class A
Net assets applicable to outstanding shares	$431,853,834

Shares of beneficial interest outstanding	11,861,393

Net asset value per share outstanding	$36.41
Maximum sales charge (5.50% of offering price)	2.12

Maximum offering price per share outstanding	$38.53

Investor Class
Net assets applicable to outstanding shares	$108,042,572

Shares of beneficial interest outstanding	3,006,535

Net asset value per share outstanding	$35.94
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$38.03

Class B
Net assets applicable to outstanding shares	$23,553,649

Shares of beneficial interest outstanding	690,181

Net asset value and offering price per share outstanding	$34.13

Class C
Net assets applicable to outstanding shares	$5,330,692

Shares of beneficial interest outstanding	156,243

Net asset value and offering price per share outstanding	$34.12

Class I
Net assets applicable to outstanding shares	$87,865,750

Shares of beneficial interest outstanding	2,356,858

Net asset value and offering price per share outstanding	$37.28

Class R2
Net assets applicable to outstanding shares	$58,419

Shares of beneficial interest outstanding	1,615

Net asset value and offering price per share outstanding (a)	$36.16

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated	$8,874,708
Securities lending	5,835
Dividends—Affiliated	365
Interest	110
Other	2,199

Total income	8,883,217

Expenses
Manager (See Note 3)	4,698,369
Distribution/Service—Class A (See Note 3)	1,085,710
Distribution/Service—Investor Class (See Note 3)	313,926
Distribution/Service—Class B (See Note 3)	281,613
Distribution/Service—Class C (See Note 3)	52,703
Distribution/Service—Class R2 (See Note 3)	148
Transfer agent (See Note 3)	1,009,718
Registration	100,085
Professional fees	85,728
Shareholder communication	77,827
Trustees	15,382
Custodian	11,703
Shareholder service (See Note 3)	59
Miscellaneous	32,136

Total expenses before waiver/reimbursement	7,765,107
Expense waiver/reimbursement from Manager (See Note 3)	(96,409)

Net expenses	7,668,698

Net investment income (loss)	1,214,519

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	62,460,598
Net change in unrealized appreciation (depreciation) on investments	5,085,631

Net realized and unrealized gain (loss) on investments	67,546,229

Net increase (decrease) in net assets resulting from operations	$68,760,748

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,214,519	$1,647,404
Net realized gain (loss) on investments	62,460,598	24,806,925
Net change in unrealized appreciation (depreciation) on investments	5,085,631	114,483,485

Net increase (decrease) in net assets resulting from operations	68,760,748	140,937,814

Distributions to shareholders(1):
Class A	(15,023,981)
Investor Class	(5,177,510)
Class B	(1,195,817)
Class C	(195,477)
Class I	(3,430,158)
Class R2	(1,992)

	(25,024,935)

Distributions to shareholders from net realized gain on investments:
Class A		(21,211,356)
Investor Class		(16,559,321)
Class B		(2,859,677)
Class C		(403,391)
Class I		(1,207,539)
Class R2		(3,185)

		(42,244,469)

Total distributions to shareholders	(25,024,935)	(42,244,469)

Capital share transactions:
Net proceeds from sale of shares	23,922,513	82,760,179
Net asset value of shares issued to shareholders in reinvestment of distributions	24,812,187	41,774,568
Cost of shares redeemed	(83,991,507)	(90,253,854)

Increase (decrease) in net assets derived from capital share transactions	(35,256,807)	34,280,893

Net increase (decrease) in net assets	8,479,006	132,974,238

Net Assets
Beginning of year	648,225,910	515,251,672

End of year	$656,704,916	$648,225,910

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$34.18	$29.07	$32.33		$33.75	$32.09

Net investment income (loss) (a)	0.09	0.12	(0.04)		(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	3.47	7.39	(0.97)		1.68	3.35

Total from investment operations	3.56	7.51	(1.01)		1.56	3.26

Less dividends and distributions:
From net investment income	(0.02)	—	—		—	(0.02)
From net realized gain on investments	(1.31)	(2.40)	(2.25)		(2.98)	(1.58)

Total dividends and distributions	(1.33)	(2.40)	(2.25)		(2.98)	(1.60)

Net asset value at end of year	$36.41	$34.18	$29.07		$32.33	$33.75

Total investment return (b)	10.74%	27.88%	(3.39%)		4.83%	10.74%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.23%	0.39%	(0.15%)		(0.38%)	(0.34%)
After expense waivers and reimbursements	0.23%	0.39%	(0.14	%)(c)	(0.36%)	(0.30%)
Ratios of expenses to average net assets:
Before waivers/reimbursements (d)	1.06%	1.09%	1.16%		1.19%	1.21%
After waivers/reimbursements (d)	1.06%	1.09%	1.15	% (e)	1.17%	1.17%
Portfolio turnover rate	116%	139%	137%		118%	88%
Net assets at end of year (in 000’s)	$431,854	$391,245	$260,670		$294,445	$298,913

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$33.82	$28.86	$32.17	$33.64	$32.01

Net investment income (loss) (a)	0.00 ‡	0.06	(0.10)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	3.43	7.30	(0.96)	1.67	3.35

Total from investment operations	3.43	7.36	(1.06)	1.51	3.21

Less distributions:
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of year	$35.94	$33.82	$28.86	$32.17	$33.64

Total investment return (b)	10.47%	27.54%	(3.60%)	4.72%	10.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.21%	(0.34%)	(0.51%)	(0.43%)
Net expenses (c)	1.31%	1.35%	1.35%	1.32%	1.30%
Expenses (before waiver/reimbursement) (c)	1.37%	1.35%	1.35%	1.32%	1.30%
Portfolio turnover rate	116%	139%	137%	118%	88%
Net assets at end of year (in 000’s)	$108,043	$134,867	$200,772	$224,402	$239,712

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$32.42	$27.95	$31.45	$33.18	$31.81

Net investment income (loss) (a)	(0.26)	(0.16)	(0.30)	(0.40)	(0.37)
Net realized and unrealized gain (loss) on investments	3.28	7.03	(0.95)	1.65	3.32

Total from investment operations	3.02	6.87	(1.25)	1.25	2.95

Less distributions:
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of year	$34.13	$32.42	$27.95	$31.45	$33.18

Total investment return (b)	9.63%	26.61%	(4.30%)	3.91%	9.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.74%)	(0.56%)	(1.09%)	(1.26%)	(1.17%)
Net expenses (c)	2.06%	2.10%	2.10%	2.07%	2.05%
Expenses (before waiver/reimbursement) (c)	2.12%	2.10%	2.10%	2.07%	2.05%
Portfolio turnover rate	116%	139%	137%	118%	88%
Net assets at end of year (in 000’s)	$23,554	$30,064	$33,468	$43,403	$51,495

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$32.41	$27.94	$31.44	$33.17	$31.81

Net investment income (loss) (a)	(0.27)	(0.17)	(0.31)	(0.39)	(0.37)
Net realized and unrealized gain (loss) on investments	3.29	7.04	(0.94)	1.64	3.31

Total from investment operations	3.02	6.87	(1.25)	1.25	2.94

Less distributions:
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of year	$34.12	$32.41	$27.94	$31.44	$33.17

Total investment return (b)	9.63%	26.62%	(4.34%)	3.94%	9.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77%)	(0.58%)	(1.10%)	(1.25%)	(1.19%)
Net expenses (c)	2.06%	2.10%	2.10%	2.07%	2.05%
Expenses (before waiver/reimbursement) (c)	2.12%	2.10%	2.10%	2.07%	2.05%
Portfolio turnover rate	116%	139%	137%	118%	88%
Net assets at end of year (in 000’s)	$5,331	$4,884	$4,831	$5,265	$4,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$34.96	$29.62	$32.83	$34.14	$32.44

Net investment income (loss) (a)	0.18	0.20	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	3.55	7.54	(0.94)	1.71	3.39

Total from investment operations	3.73	7.74	(0.96)	1.67	3.37

Less dividends and distributions:
From net investment income	(0.10)	—	—	—	(0.09)
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Total dividends and distributions	(1.41)	(2.40)	(2.25)	(2.98)	(1.67)

Net asset value at end of year	$37.28	$34.96	$29.62	$32.83	$34.14

Total investment return (b)	11.03%	28.16%	(3.17%)	5.12%	11.00%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.49%	0.62%	(0.12%)	(0.13%)	(0.09%)
After expense waivers and reimbursements	0.49%	0.62%	(0.07%)	(0.11%)	(0.05%)
Ratios of expenses to average net assets:
Before waivers/reimbursements (c)	0.81%	0.83%	0.98%	0.94%	0.96%
After waivers/reimbursements (c)	0.81%	0.83%	0.92%	0.92%	0.92%
Portfolio turnover rate	116%	139%	137%	118%	88%
Net assets at end of year (in 000’s)	$87,866	$87,115	$15,473	$531,981	$559,776

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

		Year ended October 31,
Class R2	2018	2017	2016	2015	2014
Net asset value at beginning of year	$33.97	$28.94	$32.22	$33.68	$32.04

Net investment income (loss) (a)	0.05	0.09	(0.06)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	3.45	7.34	(0.97)	1.67	3.36

Total from investment operations	3.50	7.43	(1.03)	1.52	3.22

Less distributions:
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)

Net asset value at end of year	$36.16	$33.97	$28.94	$32.22	$33.68

Total investment return (b)	10.64%	27.72%	(3.46%)	4.72%	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.31%	(0.23%)	(0.48%)	(0.44%)
Net expenses (c)	1.16%	1.19%	1.24%	1.29%	1.31%
Portfolio turnover rate	116%	139%	137%	118%	88%
Net assets at end of year (in 000’s)	$58	$52	$38	$34	$32

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Growth Fund (formerly known as MainStay Cornerstone Growth Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company, and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently has eight classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account until February 28, 2017. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for

20	MainStay MacKay Growth Fund

which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose

21

Notes to Financial Statements (continued)

principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

22	MainStay MacKay Growth Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $906,239 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $903,228.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed 1.34% of average daily net assets of the Fund’s Class A shares.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses,

23

Notes to Financial Statements (continued)

brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of its average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without notice. Prior to February 28, 2018, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses applicable to Class A did not exceed 1.17%.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $4,698,369 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $96,409.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$59

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,002 and $17,395, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $466, $24, $28,649 and $451, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$321,171
Investor Class	490,550
Class B	110,061
Class C	20,550
Class I	67,342
Class R2	44

(E)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$3,002	$(2,988)	$—	$—	$14	$0	(a)	$—	14

(a)	Less than $500.

24	MainStay MacKay Growth Fund

(F)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$45,524	77.9%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$503,634,939	$172,361,001	$(18,562,935)	$153,798,066

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$29,419,359	$28,713,459	$—	$153,798,066	$211,930,884

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(4,213,780)	$4,213,780

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$15,414,955	$—
Long-Term Capital Gain	9,609,980	42,244,469
Total	$25,024,935	$42,244,469

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $791,463 and $850,179, respectively.

25

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	352,316	$12,971,693
Shares issued to shareholders in reinvestment of dividends and distributions	444,915	14,860,164
Shares redeemed	(1,457,440)	(53,119,466)

Net increase (decrease) in shares outstanding before conversion	(660,209)	(25,287,609)
Shares converted into Class A (See Note 1)	1,109,274	40,634,221
Shares converted from Class A (See Note 1)	(34,692)	(1,299,552)

Net increase (decrease)	414,373	$14,047,060

Year ended October 31, 2017:
Shares sold	154,001	$4,653,070
Shares issued to shareholders in reinvestment of dividends and distributions	764,166	20,899,953
Shares redeemed	(1,652,812)	(49,594,594)

Net increase (decrease) in shares outstanding before conversion	(734,645)	(24,041,571)
Shares converted into Class A (See Note 1)	3,265,283	104,506,823
Shares converted from Class A (See Note 1)	(49,612)	(1,476,054)

Net increase (decrease)	2,481,026	$78,989,198

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	101,904	$3,722,510
Shares issued to shareholders in reinvestment of dividends and distributions	156,253	5,162,594
Shares redeemed	(299,214)	(10,744,937)

Net increase (decrease) in shares outstanding before conversion	(41,057)	(1,859,833)
Shares converted into Investor Class (See Note 1)	86,586	3,174,510
Shares converted from Investor Class (See Note 1)	(1,026,899)	(37,149,916)

Net increase (decrease)	(981,370)	$(35,835,239)

Year ended October 31, 2017:
Shares sold	151,879	$4,550,735
Shares issued to shareholders in reinvestment of dividends and distributions	608,442	16,507,042
Shares redeemed	(706,023)	(21,010,729)

Net increase (decrease) in shares outstanding before conversion	54,298	47,048
Shares converted into Investor Class (See Note 1)	208,254	6,172,780
Shares converted from Investor Class (See Note 1)	(3,230,873)	(102,530,139)

Net increase (decrease)	(2,968,321)	$(96,310,311)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	15,911	$548,582
Shares issued to shareholders in reinvestment of dividends and distributions	37,656	1,189,538
Shares redeemed	(136,469)	(4,682,820)

Net increase (decrease) in shares outstanding before conversion	(82,902)	(2,944,700)
Shares converted from Class B (See Note 1)	(154,363)	(5,371,163)

Net increase (decrease)	(237,265)	$(8,315,863)

Year ended October 31, 2017:
Shares sold	50,242	$1,394,974
Shares issued to shareholders in reinvestment of dividends and distributions	108,907	2,851,182
Shares redeemed	(187,014)	(5,356,781)

Net increase (decrease) in shares outstanding before conversion	(27,865)	(1,110,625)
Shares converted from Class B (See Note 1)	(242,101)	(6,920,441)

Net increase (decrease)	(269,966)	$(8,031,066)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	32,763	$1,148,959
Shares issued to shareholders in reinvestment of dividends and distributions	5,963	188,384
Shares redeemed	(33,203)	(1,142,959)

Net increase (decrease)	5,523	$194,384

Year ended October 31, 2017:
Shares sold	41,419	$1,203,957
Shares issued to shareholders in reinvestment of dividends and distributions	13,626	356,594
Shares redeemed	(77,190)	(2,204,052)

Net increase (decrease)	(22,145)	$(643,501)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	143,864	$5,523,833
Shares issued to shareholders in reinvestment of dividends and distributions	99,927	3,409,515
Shares redeemed	(378,889)	(14,295,551)

Net increase (decrease) in shares outstanding before conversion	(135,098)	(5,362,203)
Shares converted into Class I (See Note 1)	305	11,900

Net increase (decrease)	(134,793)	$(5,350,303)

Year ended October 31, 2017:
Shares sold	2,313,542	$70,951,870
Shares issued to shareholders in reinvestment of dividends and distributions	41,426	1,156,612
Shares redeemed	(393,989)	(12,084,698)

Net increase (decrease) in shares outstanding before conversion	1,960,979	60,023,784
Shares converted into Class I (See Note 1)	8,255	247,031

Net increase (decrease)	1,969,234	$60,270,815

26	MainStay MacKay Growth Fund

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	194	$6,936
Shares issued to shareholders in reinvestment of dividends and distributions	60	1,992
Shares redeemed	(155)	(5,774)

Net increase (decrease)	99	$3,154

Year ended October 31, 2017:
Shares sold	183	$5,573
Shares issued to shareholders in reinvestment of dividends and distributions	117	3,185
Shares redeemed	(95)	(3,000)

Net increase (decrease)	205	$5,758

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Growth Fund (formerly, MainStay Cornerstone Growth Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

28	MainStay MacKay Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $9,609,980 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $12,452,622 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31,2018 should be multiplied by 51.45% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay MacKay Growth Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

32	MainStay MacKay Growth Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716827 MS293-18	MSCG11-12/18 (NYLIM) NL223

MainStay MacKay California Tax Free Opportunities Fund

(Formerly known as MainStay California Tax Free Opportunities Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–3.17 1.39%	4.54 5.51%	2.82 3.66%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–3.20 1.36	4.50 5.46	2.74 3.58	0.86 0.86
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	0.13 1.11	5.16 5.16	3.31 3.31	1.11 1.11
Class I Shares	No Sales Charge		2/28/2013	1.65	5.80	3.92	0.57

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays California Municipal Bond Index[3]	–0.47%	3.46%	2.63%
Morningstar Muni California Long Category Average[4]	–0.31	3.97	2.66

3.

The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,009.40	$3.80	$1,021.43	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,009.20	$3.95	$1,021.27	$3.97	0.78%

Class C Shares	$1,000.00	$1,007.90	$5.21	$1,020.01	$5.24	1.03%

Class I Shares	$1,000.00	$1,010.60	$2.53	$1,022.69	$2.55	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Medical	14.2%
School District	12.8
General	12.7
Water	12.5
Higher Education	5.6
General Obligation	5.4
Tobacco Settlement	5.3
Airport	4.9
Education	4.9
Power	4.7
Transportation	4.0

Housing	3.4%
Development	3.3
Nursing Homes	1.3
Multi-Family Housing	1.2
Utilities	1.2
Pollution	0.5
Mello-Roos	0.4
Facilities	0.3
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Issuers Held as of October 31, 2018 (Unaudited)

1.	Los Angeles Department of Water & Power, Revenue Bonds, 1.28%–1.34%, due 7/1/34–7/1/35

2.	Eastern Municipal Water District, Water & Wastewater, Revenue Bonds, 1.38%–5.00%, due 7/1/45–7/1/46

3.	California Statewide Communities Development Authority, Revenue Bonds, 1.50%–5.00%, due 4/1/38–11/15/49

4.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds, 5.00%–5.30%, due 6/1/34–6/1/37

5.	California State Educational Facilities Authority, Sutter Health, Revenue Bonds, 5.00%, due 11/15/34–11/15/38
6.	California Statewide Communities Development Authority, Rady Children’s Hospital, Revenue Bonds, 1.23%, due 8/15/47

7.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46

8.	University of California, Revenue Bonds, 1.35%–1.40%, due 5/15/48

9.	Metropolitan Water District of Southern California, Revenue Bonds, 1.32%–1.40%, due 7/1/37–7/1/47

10.	California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds, 1.30%–5.00%, due 11/15/36–11/15/45

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 1.65%, outperforming the –0.47% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index. Over the same period, Class I shares also outperformed the –0.31% return of the Morningstar Muni California Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection within California credits, along with exposure to Puerto Rico and Virgin Islands issued debt, which are not components of the benchmark contributed to the Fund’s outperformance relative to the Bloomberg Barclays California Municipal Bond Index. (Contributions take weightings and total returns into account.) The Fund’s high yield and non-rated exposure also contributed positively to relative performance as investors bid up high-yield credits and spreads2 tightened during the reporting period.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay California Tax Free Opportunities Fund was renamed MainStay MacKay California Tax Free Opportunities Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration3 strategy during the reporting period?

The strategy during the reporting period was to maintain a neutral duration versus the Bloomberg Barclays California Municipal Bond Index. At the end of the reporting period, the Fund’s duration was 4.84 years versus a benchmark duration of 5.33 years. While the Fund was neutral to the benchmark during the reporting period, its duration still had a negative effect on relative performance due to the types of structures and credits within the portfolio.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Underweight exposure to state-issued general obligation and pre-refunded bonds, along with an overweight exposure to special tax bonds, were the strongest contributors to relative Fund performance. Overweight exposure and longer duration profiles in the hospital, housing and other revenue-backed sectors were the largest detractors.

What were some of the Fund’s largest purchases and sales during the reporting period?

Some of the Fund’s largest purchases were in high quality, recognizable credits, with good liquidity and attractive coupon and maturity structures. Specifically, two of the largest purchases were in Sutter Health Systems and San Francisco Airport, two credits we felt comfortable holding for the long term. We also believed that, as credit spreads had compressed during the reporting period, it made sense to increase the credit quality of the overall portfolio where possible.

Two of the largest sales executed during the reporting period were in longer duration bonds (Ceres, California U.S. dollar zero coupon bonds) and weaker rated credits (Puerto Rico sales tax bonds). It was our opinion that as spreads tightened it was prudent to reduce exposure to lower-rated bonds, and that as rates became more volatile it would be prudent to reduce duration-sensitive structures.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s two largest decreases in exposure were in the local general obligation and special tax sectors. The transportation and industrial development revenue/pollution control revenue sectors saw the two largest increases.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund was overweight bonds in the hospital, water/sewer and special tax sectors along with AA- and BBB-rated securities. At the same time, the Fund was underweight state general obligation, pre-refunded and industrial development revenue/pollution control revenue issued bonds, as well as AA- and A+ rated securities.4

4.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Municipal Bonds 98.6%†
Airport 4.9%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,135,110
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Insured: AGM 3.25%, due 12/31/32	1,000,000	942,250
4.00%, due 12/31/47	1,600,000	1,523,136
5.00%, due 6/30/31	3,100,000	3,424,694
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,555,005
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds Series A 5.25%, due 5/15/48 (a)	1,375,000	1,539,065
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	3,000,000	3,311,730
San Francisco City & County International Airports Communities, Revenue Bonds Series A 5.00%, due 5/1/47 (a)	6,000,000	6,477,960

		19,908,950

Development 3.3%
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,456,364
5.00%, due 9/1/31	1,365,000	1,517,198
5.00%, due 9/1/32	1,435,000	1,588,746
5.00%, due 9/1/34	1,590,000	1,746,583
California Infrastructure & Economic Development Bank, Clean Water Revolving Fund, Revenue Bonds 5.00%, due 10/1/43	2,100,000	2,381,358
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,080,400
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a) (b)	2,175,000	2,241,598

	Principal Amount	Value
Development (continued)
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (b)	$400,000	$419,972
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,083,230

		13,515,449

Education 4.9%
California Municipal Finance Authority, American Heritage Education, Revenue Bonds
Series A 5.00%, due 6/1/36	475,000	503,871
Series A 5.00%, due 6/1/46	700,000	733,236
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (b)
Series B 4.00%, due 11/1/36	400,000	367,616
Series B 4.50%, due 11/1/46	1,600,000	1,517,056
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	795,000	810,661
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	504,010
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	1,667,639
California School Finance Authority, Aspire Public Schools, Revenue Bonds (b)
5.00%, due 8/1/27	500,000	542,820
5.00%, due 8/1/28	700,000	755,594
5.00%, due 8/1/36	600,000	630,426
5.00%, due 8/1/41	750,000	782,198
5.00%, due 8/1/46	975,000	1,013,961
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds Series A 5.00%, due 10/1/37 (b)	1,485,000	1,529,075

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education (continued)
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (b)	$750,000	$744,390
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A 5.00%, due 7/1/37	500,000	530,635
Series A 5.00%, due 7/1/49	500,000	523,960
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	642,666
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A 5.00%, due 5/1/36	1,275,000	1,307,028
Series A 5.00%, due 5/1/46	1,325,000	1,334,884
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (b)	1,300,000	1,342,510
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	988,040
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,140,260

		19,912,536

Facilities 0.3%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	30,000	30,044
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,275,000	1,347,943

		1,377,987

	Principal Amount	Value
General 12.7%
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/33	$1,000,000	$1,111,370
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,273,400
4.00%, due 9/1/34	1,000,000	1,035,340
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	565,135
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,118,820
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,098,720
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,459,264
County of Los Angeles CA, Vermont Corridor County Administration Building, Revenue Bonds
Series A 4.00%, due 12/1/48	4,000,000	3,931,120
Series A 5.00%, due 12/1/38	1,910,000	2,163,686
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,082,490
5.00%, due 10/1/38	1,800,000	1,801,458
Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,374,453
Lodi CA, Public Financing Authority, Revenue Bonds Insured: AGM 5.00%, due 9/1/32	1,650,000	1,915,353
Manteca Redevelopment Agency, Sub Amended Merged Project, Tax Allocation 1.58%, due 10/1/42 (d)	5,280,000	5,280,000
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,109,330

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	$1,290,000	$1,283,563
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/24	70,000	75,923
Series C, Insured: AMBAC 5.50%, due 7/1/26	455,000	499,836
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,078,067
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,500,000	1,491,285
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,140,150
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,389,650
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	825,623
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,566,300
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,896,443
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	2,983,838
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	2,000,000	2,136,880

	Principal Amount	Value
General (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	$620,000	$624,650
Subseries A 6.00%, due 10/1/39	800,000	804,000
Series A 6.625%, due 10/1/29	300,000	304,050
Series A 6.75%, due 10/1/37	2,450,000	2,483,075
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,277,336

		51,180,608

General Obligation 5.4%
California State, Unlimited General Obligation 6.00%, due 4/1/38	305,000	310,194
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	535,425
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 7/1/22	115,000	117,952
Insured: AMBAC 4.50%, due 7/1/23	565,000	565,356
Series A, Insured: AGC 5.00%, due 7/1/23	260,000	273,049
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	422,538
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,299,975
Series C, Insured: AGM 5.25%, due 7/1/26	445,000	472,839
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	181,666
Series A, Insured: NATL-RE 5.50%, due 7/1/19	1,530,000	1,552,353
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	664,392
Grossmont-Cuyamaca CA, Community College District, Unlimited General Obligation Series B 4.00%, due 8/1/47	1,000,000	1,003,960

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	$2,500,000	$1,155,525
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	745,368
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	1,985,000	2,015,371
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	503,290
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	312,183
Puerto Rico Public Buildings Authority, Revenue Bonds
Insured: AGC, AGM 5.25%, due 7/1/20	475,000	493,064
Series F, Insured: AGC 5.25%, due 7/1/25	160,000	175,408
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,265,063
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,000,000	2,007,240
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,088,557
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	1,206,250
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	1,462,500

		21,829,518

	Principal Amount	Value
Higher Education 5.6%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	$1,800,000	$1,825,704
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	632,717
Series A 5.00%, due 4/1/24	280,000	314,930
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series B 5.00%, due 10/1/31	525,000	607,042
Series B 5.00%, due 10/1/35	640,000	726,598
California Educational Facilities Authority, Mount St. Mary’s University, Revenue Bonds Series A 5.00%, due 10/1/38	620,000	695,113
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	265,569
5.00%, due 10/1/33	225,000	253,060
5.00%, due 10/1/35	225,000	251,062
5.00%, due 10/1/36	285,000	317,006
5.00%, due 10/1/37	310,000	344,267
California State Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/37	1,000,000	1,105,110
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (b)	1,000,000	1,063,640
California State Municipal Finance Authority, Pomona College, Revenue Bonds 5.00%, due 1/1/48	1,250,000	1,406,287
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	924,269
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	1,000,000	1,002,860

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	$1,000,000	$1,096,970
Palomar Community College District, Election 2006, Unlimited General Obligation Series B 6.20%, due 8/1/39	2,000,000	1,885,580
University of California, Revenue Bonds (d)
Series AL-1 1.35%, due 5/15/48	6,400,000	6,400,000
Series AL-3 1.40%, due 5/15/48	1,300,000	1,300,000

		22,417,784

Housing 3.4%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	878,616
5.25%, due 5/1/43	1,000,000	1,074,240
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds
Series A 4.00%, due 8/15/42	1,540,000	1,507,490
Series A 5.00%, due 8/15/29	805,000	898,839
Series A 5.00%, due 8/15/31	140,000	154,755
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,322,970
California Public Finance Authority, University Housing, Claremont Properties LLC, Project, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	750,000	753,615
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds Series A 5.00%, due 6/1/46 (b)	1,000,000	1,052,770
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	2,075,000	2,241,041

	Principal Amount	Value
Housing (continued)
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	$3,500,000	$3,793,055

		13,677,391

Medical 14.2%
ABAG Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/43	1,750,000	1,870,907
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	1,000,000	1,088,090
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds
Series B-1 1.30%, due 11/15/45 (d)	3,900,000	3,900,000
Series A 5.00%, due 11/15/36	3,000,000	3,438,540
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	522,957
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,089,140
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,043,280
California Public Finance Authority, Sharp HealthCare, Revenue Bonds Series C 1.29%, due 8/1/52 (d)	5,900,000	5,900,000
California State Educational Facilities Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	475,000	527,849
Series A 5.00%, due 11/15/37	5,175,000	5,814,475
Series A 5.00%, due 11/15/38	1,600,000	1,788,464
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	546,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
California State Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series D, Insured: NATL-RE 3.005%, due 7/1/21 (c)	$1,200,000	$1,200,000
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	741,930
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds Subseries A2 4.00%, due 11/1/51	1,000,000	990,940
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,255,320
Series A 5.00%, due 2/1/37	1,000,000	1,085,700
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds (b)
Series A 5.00%, due 12/1/46	2,000,000	2,037,820
Series A 5.25%, due 12/1/48	1,000,000	1,038,870
California Statewide Communities Development Authority, Rady Children’s Hospital, Revenue Bonds Series B 1.23%, due 8/15/47 (d)	8,045,000	8,045,000
California Statewide Communities Development Authority, Revenue Bonds Series M 1.50%, due 4/1/38 (d)	7,900,000	7,900,000
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds (d)
Series B-2 1.10%, due 5/15/32	2,200,000	2,200,000
Series B-1 1.24%, due 5/15/32	1,800,000	1,800,000
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,380,000	1,352,510

		57,178,572

	Principal Amount	Value
Mello-Roos 0.4%
Irvine Unified School District, Community Facilities District No. 9, Special Tax Series B 5.00%, due 9/1/42	$1,000,000	$1,079,130
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	549,160

		1,628,290

Multi-Family Housing 1.2%
San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds Series B-2 1.31%, due 7/1/57 (d)	5,000,000	5,000,000

Nursing Homes 1.3%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	520,315
California Municipal Finance Authority, Asian Community Center, Revenue Bonds Insured: California Mortgage Insurance 5.00%, due 4/1/48	1,545,000	1,716,881
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds 5.00%, due 10/1/45	1,300,000	1,375,387
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds 4.00%, due 4/1/47	1,000,000	975,080
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: California Mortgage Insurance 5.375%, due 11/15/44	535,000	596,622

		5,184,285

Pollution 0.5%
California Pollution Control Finance Authority, Pacific Gas & Electric Co., Revenue Bonds Series F 1.60%, due 11/1/26 (d)	2,000,000	2,000,000

Power 4.7%
California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Revenue Bonds Series B 1.55%, due 11/1/26 (d)	5,500,000	5,500,000

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Power (continued)
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	$1,000,000	$1,035,130
Series A 5.00%, due 10/1/40	1,000,000	1,043,060
Los Angeles Department of Water & Power, Revenue Bonds (d)
Subseries B-3 1.30%, due 7/1/34	2,225,000	2,225,000
Subseries A-7 1.32%, due 7/1/35	175,000	175,000
Subseries A-6 1.34%, due 7/1/35	5,300,000	5,300,000
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,477
Series UU, Insured: AGC 4.25%, due 7/1/27	460,000	460,037
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	644,416
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	236,394
Southern California State Public Power Authority, Magnolia Power Project, Revenue Bonds Series A-1 1.23%, due 7/1/36 (d)	2,000,000	2,000,000

		18,859,514

School District 12.8%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	911,906
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	501,440
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,132,020
Campbell Union High School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/38	2,500,000	2,553,400

	Principal Amount	Value
School District (continued)
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/37	$500,000	$223,970
Chowchilla Elementary School District, Unlimited General Obligation 5.00%, due 8/1/43	960,000	1,050,787
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/41	4,260,000	1,493,386
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,110,771
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,444,507
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	1,475,000	1,542,968
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/24	180,000	201,488
Series B, Insured: BAM 5.00%, due 8/1/25	250,000	282,935
Series B, Insured: BAM 5.00%, due 8/1/35	800,000	875,656
Jurupa Unified School District, Unlimited General Obligation
Series B 5.00%, due 8/1/33	1,555,000	1,783,616
Series B 5.00%, due 8/1/37	1,000,000	1,129,010
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Insured: BAM 5.25%, due 8/1/46	1,755,000	1,976,148
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	651,991
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	2,999,850
Local Public Schools Funding Authority, School Improvement District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 8/1/42	750,000	758,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Marysville Joint Unified School District, Unlimited General Obligation
(zero coupon), due 8/1/35	$1,500,000	$735,660
(zero coupon), due 8/1/36	2,000,000	931,720
(zero coupon), due 8/1/37	2,000,000	889,040
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	1,250,000	818,838
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	562,930
Oakland Unified School District, Alameda County, Unlimited General Obligation 5.00%, due 8/1/31	1,100,000	1,250,216
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,546
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	1,500,000	1,702,290
Pittsburg Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	729,365
Series C (zero coupon), due 8/1/52	5,000,000	747,700
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,315,480
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	733,600
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,137,290
San Rafael CA, Elementary School District, Unlimited General Obligation Series B 4.00%, due 8/1/47	4,160,000	4,186,541
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	702,630

	Principal Amount	Value
School District (continued)
Sanger Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 8/1/39	$1,020,000	$1,033,535
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	1,061,170
Series B 5.00%, due 8/1/38	1,000,000	1,103,200
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,446,999
Savanna School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 2/1/52	1,000,000	633,070
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,409,760
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/44	1,000,000	1,118,380
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	780,900

		51,658,514

Tobacco Settlement 5.3%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	10,000,000	1,709,600
Series A 5.00%, due 6/1/47	1,275,000	1,257,239
5.70%, due 6/1/46	1,000,000	1,000,770
California County Tobacco Securitization Agency, Revenue Bonds
5.125%, due 6/1/38	550,000	551,408
Series A 5.125%, due 6/1/38	1,290,000	1,293,302
5.25%, due 6/1/46	1,165,000	1,130,283
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	800,000

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
Children’s Trust Fund, Asset-Backed, Revenue Bonds Series A (zero coupon), due 5/15/50	$1,500,000	$184,620
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/34	5,000,000	5,444,350
Series A-2 5.30%, due 6/1/37	3,265,000	3,340,944
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-2 5.00%, due 6/1/47	1,250,000	1,222,600
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	983,508
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	824,297
Series A-1 5.50%, due 6/1/45	1,585,000	1,593,306

		21,336,227

Transportation 4.0%
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, Insured: AGM 4.00%, due 10/1/37	750,000	758,100
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,112,950
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	574,595
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	405,000	377,938
Insured: AGC 4.125%, due 7/1/19	120,000	120,215
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,255,237
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	41,176
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	680,083
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,109,100

	Principal Amount	Value
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Insured: AMBAC 5.50%, due 7/1/26	$460,000	$505,328
San Diego Association of Governments, South Bay Expressway, Revenue Bonds Series A 5.00%, due 7/1/42	2,000,000	2,216,140
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,643,610
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	1,000,000	1,071,980
Series B 5.25%, due 1/15/49	500,000	534,570
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	3,500,000	3,733,940
Senior Lien-Series A 5.00%, due 1/15/50	500,000	531,715

		16,266,677

Utilities 1.2%
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,154,571
5.50%, due 7/1/43	1,415,000	1,495,160
Imperial Irrigation District Electric, Revenue Bonds Series C 5.00%, due 11/1/37	1,000,000	1,117,020
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,062,340

		4,829,091

Water 12.5%
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,255,000	1,269,884
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	577,145
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,505,175
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A 1.38%, due 7/1/46 (d)	8,000,000	8,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds (continued)
Series A 5.00%, due 7/1/45	$2,850,000	$3,163,386
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	5,020,000	5,203,933
Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 1.26%, due 10/1/41 (d)	6,800,000	6,800,000
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds
Series A 4.00%, due 10/1/33	1,000,000	1,027,310
Series A 5.00%, due 10/1/30	1,075,000	1,240,980
Los Angeles Department of Water & Power, Revenue Bonds Subseries B-2 1.28%, due 7/1/35 (d)	4,400,000	4,400,000
Metropolitan Water District of Southern California, Revenue Bonds (d)
Series A 1.32%, due 7/1/47	800,000	800,000
Series B-1 1.36%, due 7/1/37	3,600,000	3,600,000
Series A-2 1.40%, due 7/1/37	3,000,000	3,000,000
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,098,810
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	104,705
Series A 5.00%, due 7/1/33	1,000,000	925,000
Series A 6.00%, due 7/1/44	1,000,000	952,500
Senior Lien-Series A 6.00%, due 7/1/47	1,060,000	993,750
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,082,166
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	556,130

	Principal Amount	Value
Water (continued)
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	$1,000,000	$1,159,320
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	20,000	20,045
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	563,995
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	306,315

		50,350,549

Total Municipal Bonds (Cost $402,353,855)	98.6%	398,111,942
Other Assets, Less Liabilities	1.4	5,568,496
Net Assets	100.0%	$403,680,438

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(217)	December 2018	$(26,097,705)	$(25,700,938)	$396,767
United States Treasury Long Bond	(105)	December 2018	(15,014,044)	(14,503,125)	510,919

			$(41,111,749)	$(40,204,063)	$907,686

1.	As of October 31, 2018, cash in the amount of $469,350 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund ’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$398,111,942	$—	$398,111,942

Total Investments in Securities	—	398,111,942	—	398,111,942

Other Financial Instruments
Futures Contracts (b)	907,686	—	—	907,686

Total Investments in Securities and Other Financial Instruments	$907,686	$398,111,942	$—	$399,019,628

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $402,353,855)	$398,111,942
Cash	4,513,493
Cash collateral on deposit at broker for futures contracts	469,350
Receivables:
Interest	4,090,906
Fund shares sold	2,269,643
Variation margin on futures contracts	156,628
Other assets	2,586

Total assets	409,614,548

Liabilities
Payables:
Investment securities purchased	5,004,133
Fund shares redeemed	309,962
Manager (See Note 3)	141,892
NYLIFE Distributors (See Note 3)	42,775
Transfer agent (See Note 3)	17,546
Shareholder communication	8,898
Professional fees	8,516
Custodian	2,404
Trustees	930
Accrued expenses	3,842
Dividend payable	393,212

Total liabilities	5,934,110

Net assets	$403,680,438

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,889
Additional paid-in capital	414,741,683

414,781,572
Total distributable earnings (loss)	(11,101,134)

Net assets	$403,680,438

Class A
Net assets applicable to outstanding shares	$145,668,011

Shares of beneficial interest outstanding	14,394,164

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Investor Class
Net assets applicable to outstanding shares	$342,916

Shares of beneficial interest outstanding	33,880

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Class C
Net assets applicable to outstanding shares	$29,449,817

Shares of beneficial interest outstanding	2,909,737

Net asset value and offering price per share outstanding	$10.12

Class I
Net assets applicable to outstanding shares	$228,219,694

Shares of beneficial interest outstanding	22,550,949

Net asset value and offering price per share outstanding	$10.12

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$12,262,805
Other	936

Total income	12,263,741

Expenses
Manager (See Note 3)	1,618,789
Distribution/Service—Class A (See Note 3)	287,492
Distribution/Service—Investor Class (See Note 3)	793
Distribution/Service—Class C (See Note 3)	140,714
Transfer agent (See Note 3)	96,413
Professional fees	75,043
Shareholder communication	29,579
Registration	9,999
Trustees	7,275
Custodian	2,754
Miscellaneous	17,124

Total expenses before waiver/reimbursement	2,285,975
Expense waiver/reimbursement from Manager (See Note 3)	(229,934)

Net expenses	2,056,041

Net investment income (loss)	10,207,700

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(915,673)
Futures transactions	857,584

Net realized gain (loss) on investments and futures transactions	(58,089)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,701,384)
Futures contracts	338,014

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,363,370)

Net realized and unrealized gain (loss) on investments and futures transactions	(6,421,459)

Net increase (decrease) in net assets resulting from operations	$3,786,241

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,207,700	$8,981,509
Net realized gain (loss) on investments and futures transactions	(58,089)	(5,871,989)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,363,370)	(2,447,799)

Net increase (decrease) in net assets resulting from operations	3,786,241	661,721

Distributions to shareholders(1):
Class A	(3,491,934)
Investor Class	(9,596)
Class C	(777,927)
Class I	(5,928,243)

	(10,207,700)

Dividends to shareholders from net investment income:
Class A		(3,348,919)
Investor Class		(11,506)
Class C		(757,905)
Class I		(4,860,051)

		(8,978,381)

Total dividends and distributions to shareholders	(10,207,700)	(8,978,381)

Capital share transactions:
Net proceeds from sale of shares	212,517,411	159,531,201
Net asset value of shares issued to shareholders in reinvestment of dividends	6,112,468	5,351,205
Cost of shares redeemed	(91,533,247)	(201,307,506)

Increase (decrease) in net assets derived from capital share transactions	127,096,632	(36,425,100)

Net increase (decrease) in net assets	120,675,173	(44,741,760)

Net Assets
Beginning of year	283,005,265	327,747,025

End of year(2)	$403,680,438	$283,005,265

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $20,614 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.31	0.32	0.33	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.17)	(0.19)	0.37	0.07	0.87

Total from investment operations	0.14	0.13	0.70	0.43	1.25

Less dividends:
From net investment income	(0.31)	(0.32)	(0.33)	(0.36)	(0.37)

Net asset value at end of year	$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	1.39%	1.36%	6.98%	4.38%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.17%	3.01%	3.61%	3.94%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.82%	0.82%	0.83%	0.84%	0.87%
Portfolio turnover rate	32%	83%	27%	50%	69%
Net assets at end of year (in 000’s)	$145,668	$107,278	$146,843	$47,447	$3,058

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.29	$10.49	$10.11	$10.04	$9.15

Net investment income (loss)	0.31	0.32	0.33	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.17)	(0.20)	0.38	0.07	0.89

Total from investment operations	0.14	0.12	0.71	0.43	1.25

Less dividends:
From net investment income	(0.31)	(0.32)	(0.33)	(0.36)	(0.36)

Net asset value at end of year	$10.12	$10.29	$10.49	$10.11	$10.04

Total investment return (a)	1.36%	1.23%	7.04%	4.32%	13.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	3.15%	3.04%	3.56%	3.67%
Net expenses	0.78%	0.79%	0.79%	0.83%	0.91%
Expenses (before waiver/reimbursement)	0.85%	0.86%	0.87%	0.92%	1.03%
Portfolio turnover rate	32%	83%	27%	50%	69%
Net assets at end of year (in 000’s)	$343	$285	$369	$192	$90

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.28	0.30	0.30	0.33	0.33
Net realized and unrealized gain (loss) on investments	(0.17)	(0.19)	0.37	0.07	0.88

Total from investment operations	0.11	0.11	0.67	0.40	1.21

Less dividends:
From net investment income	(0.28)	(0.30)	(0.30)	(0.33)	(0.33)

Net asset value at end of year	$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	1.11%	1.07%	6.67%	4.04%	13.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%	2.89%	2.75%	3.28%	3.03%
Net expenses	1.03%	1.04%	1.04%	1.08%	1.17%
Expenses (before waiver/reimbursement)	1.10%	1.11%	1.12%	1.17%	1.29%
Portfolio turnover rate	32%	83%	27%	50%	69%
Net assets at end of year (in 000’s)	$29,450	$26,623	$26,156	$10,053	$807

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.29	$10.48	$10.11	$10.04	$9.16

Net investment income (loss)	0.34	0.35	0.36	0.39	0.40
Net realized and unrealized gain (loss) on investments	(0.17)	(0.19)	0.37	0.07	0.88

Total from investment operations	0.17	0.16	0.73	0.46	1.28

Less dividends:
From net investment income	(0.34)	(0.35)	(0.36)	(0.39)	(0.40)

Net asset value at end of year	$10.12	$10.29	$10.48	$10.11	$10.04

Total investment return (a)	1.65%	1.62%	7.25%	4.66%	14.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%	3.42%	3.28%	3.85%	4.08%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.57%	0.57%	0.58%	0.59%	0.62%
Portfolio turnover rate	32%	83%	27%	50%	69%
Net assets at end of year (in 000’s)	$228,220	$148,819	$154,379	$57,110	$85,155

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

26	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (formerly known as MainStay California Tax Free Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

27

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

28	MainStay MacKay California Tax Free Opportunities Fund

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which

29

Notes to Financial Statements (continued)

could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of

Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2018, 87.1% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$907,686	$907,686

Total Fair Value		$907,686	$907,686

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	MainStay MacKay California Tax Free Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$857,584	$857,584

Total Realized Gain (Loss)		$857,584	$857,584

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$338,014	$338,014

Total Change in Unrealized Appreciation (Depreciation)		$338,014	$338,014

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(30,172,957)	$(30,172,957)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,618,789 and waived its fees and/or reimbursed expenses in the amount of $229,934.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for

31

Notes to Financial Statements (continued)

distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,075 and $692, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $22,616 and $2,183, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,187
Investor Class	182
Class C	16,153
Class I	48,891

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$402,353,855	$5,403,726	$(9,645,640)	$(4,241,914)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$413,826	$(6,879,834)	$(393,212)	$(4,241,914)	$(11,101,134)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,879,834 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$6,880	$—

The Fund utilized $279,926 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$142,220	$118,788
Exempt Interest Dividends	10,065,480	8,859,593
Total	$10,207,700	$8,978,381

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the

32	MainStay MacKay California Tax Free Opportunities Fund

Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $229,702 and $103,225, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,924,260	$71,025,917
Shares issued to shareholders in reinvestment of dividends and distributions	248,496	2,547,526
Shares redeemed	(3,213,746)	(33,019,456)

Net increase (decrease) in shares outstanding before conversion	3,959,010	40,553,987
Shares converted into Class A (See Note 1)	13,779	141,468
Shares converted from Class A (See Note 1)	(5,525)	(56,459)

Net increase (decrease)	3,967,264	$40,638,996

Year ended October 31, 2017:
Shares sold	6,065,523	$61,911,180
Shares issued to shareholders in reinvestment of dividends and distributions	237,428	2,414,617
Shares redeemed	(9,675,714)	(97,542,617)

Net increase (decrease) in shares outstanding before conversion	(3,372,763)	(33,216,820)
Shares converted into Class A (See Note 1)	24,075	246,521
Shares converted from Class A (See Note 1)	(231,114)	(2,320,510)

Net increase (decrease)	(3,579,802)	$(35,290,809)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	20,872	$213,794
Shares issued to shareholders in reinvestment of dividends and distributions	915	9,378
Shares redeemed	(7,393)	(75,806)

Net increase (decrease) in shares outstanding before conversion	14,394	147,366
Shares converted into Investor Class (See Note 1)	5,523	56,459
Shares converted from Investor Class (See Note 1)	(13,779)	(141,468)

Net increase (decrease)	6,138	$62,357

Year ended October 31, 2017:
Shares sold	21,592	$221,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	10,808
Shares redeemed	(11,823)	(120,126)

Net increase (decrease) in shares outstanding before conversion	10,831	111,763
Shares converted into Investor Class (See Note 1)	5,756	57,902
Shares converted from Investor Class (See Note 1)	(24,075)	(246,521)

Net increase (decrease)	(7,488)	$(76,856)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	920,484	$9,447,565
Shares issued to shareholders in reinvestment of dividends and distributions	57,835	593,049
Shares redeemed	(655,936)	(6,717,053)

Net increase (decrease)	322,383	$3,323,561

Year ended October 31, 2017:
Shares sold	1,000,257	$10,183,675
Shares issued to shareholders in reinvestment of dividends and distributions	56,186	572,158
Shares redeemed	(963,805)	(9,799,110)

Net increase (decrease)	92,638	$956,723

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	12,845,666	$131,830,135
Shares issued to shareholders in reinvestment of dividends and distributions	288,962	2,962,515
Shares redeemed	(5,048,345)	(51,720,932)

Net increase (decrease)	8,086,283	$83,071,718

Year ended October 31, 2017:
Shares sold	8,584,248	$87,215,265
Shares issued to shareholders in reinvestment of dividends and distributions	231,006	2,353,622
Shares redeemed	(9,301,641)	(93,845,653)

Net increase (decrease) in shares outstanding before conversion	(486,387)	(4,276,766)
Shares converted into Class I (See Note 1)	225,358	2,262,608

Net increase (decrease)	(261,029)	$(2,014,158)

33

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (formerly, MainStay California Tax Free Opportunities Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 98.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2018 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

36	MainStay MacKay California Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

38	MainStay MacKay California Tax Free Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

39

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716277 MS293-18	MSCTF11-12/18 (NYLIM) NL237

MainStay MacKay Emerging Markets Equity Fund

(Formerly known as MainStay Emerging Markets Equity Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	–21.39 –16.82%	–1.15 –0.02%	1.54 1.54%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	–21.62 –17.06	–1.41 –0.28	1.86 1.86
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	–18.47 –17.65	–0.98 –0.98	2.59 2.59
Class I Shares	No Sales Charge		11/15/2013	–16.58	0.22	1.40
Class R6 Shares	No Sales Charge		2/28/2018	N/A	–20.80	1.39

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI Emerging Markets Index[3]	–12.52%	1.36%
Morningstar Diversified Emerging Markets Category Average[4]	–13.34	0.31

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$822.70	$6.89	$1,017.64	$7.63	1.50%

Investor Class Shares	$1,000.00	$821.10	$7.80	$1,016.64	$8.64	1.70%

Class C Shares	$1,000.00	$818.50	$11.23	$1,012.86	$12.43	2.45%

Class I Shares	$1,000.00	$823.40	$5.29	$1,019.41	$5.85	1.15%

Class R6 Shares	$1,000.00	$824.10	$5.29	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

China	30.7%
Republic of Korea	15.8
Taiwan	12.6
India	9.8
Brazil	8.7
South Africa	6.4
Russia	4.8
Mexico	2.3
Thailand	2.3
United States	1.8
Hong Kong	1.0
Indonesia	0.9

Colombia	0.7%
Malaysia	0.5
Poland	0.4
Philippines	0.3
Singapore	0.2
Chile	0.1
Egypt	0.1
Greece	0.1
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Tencent Holdings, Ltd.

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	China Construction Bank Corp., Class H
6.	Petroleo Brasileiro S.A.

7.	Naspers, Ltd., Class N

8.	Ping An Insurance Group Co. of China, Ltd., Class H

9.	Vale S.A.

10.	Bank of China, Ltd., Class H

8	MainStay MacKay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA,1 and Ping Wang, PhD, of MacKay Shields, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Emerging Markets Equity Fund returned –16.58%, underperforming the –12.52% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also underperformed the –13.34% return of the Morningstar Diversified Emerging Markets Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI Emerging Markets Index, during the reporting period primarily as a result of negative stock selection effects. Stock selection is driven by the systematic assessment of eligible securities across valuation, momentum and market sentiment measures using the investment team’s systematic stock selection model. This disciplined process determines the weightings of the Fund’s equity holdings. During the reporting period, all three key stock selection drivers experienced weak efficacy. This caused a lack of diversity among the Fund’s stock selection factors and was the primary driving force behind the efficacy drawdown of our stock selection model.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Emerging Markets Equity Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were the consumer staples, communication services and real estate sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the financials, information technology and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Brazilian metals & mining producer Vale and Taiwanese electronic manufacturer Yageo Corporation. The Fund adopted overweight positions in both companies due to what we believe is strong price momentum, positive sentiment and reasonable valuations. The stocks that detracted most from the Fund’s absolute performance were Chinese Internet value-add service provider Tencent and Chinese e-commerce conglomerate Alibaba. The Fund held overweight positions in both Tencent and Alibaba at the beginning of the reporting period, and held underweight positions in both as of the end of the reporting period

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund’s largest initial purchase was in Russian bank Sberbank, while the largest increased position was in Brazilian metals & mining operator Vale. The Fund’s largest full sale was in South African retailer Steinhoff International, while the largest decreased position was in Taiwanese electronics company Hon Hai Precision Industry.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the MSCI Emerging Markets Index were in the real estate and health care sectors. Conversely, the Fund’s largest decreases in sector exposures relative to the Index were within the communication services and financials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s most substantially overweight positions relative to the MSCI Emerging Markets Index were in the information technology and energy sectors. The Fund’s most substantially underweight positions relative to the Index were in the consumer staples and communication services sectors.

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund and Rui Tang was added as a portfolio manager of the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 93.3%†
Brazil 5.7%
Banco do Brasil S.A. (Banks)	60,600	$696,130
Banco Santander Brasil S.A. (Banks)	28,700	325,444
Cielo S.A. (IT Services)	21,900	77,678
Construtora Tenda S.A. (Household Durables) (a)	30,300	232,288
IRB Brasil Resseguros S.A. (Insurance)	900	17,523
JBS S.A. (Food Products)	110,400	304,071
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	65,300	532,016
Porto Seguro S.A. (Insurance)	18,900	276,174
SLC Agricola S.A. (Food Products)	15,400	236,204
Sul America S.A. (Insurance)	34,600	230,574
Tupy S.A. (Auto Components)	40,700	191,388
Vale S.A. (Metals & Mining)	80,036	1,219,627

		4,339,117

Chile 0.1%
Empresas CMPC S.A. (Paper & Forest Products)	16,104	55,438

China 30.7%
58.com, Inc., ADR (Interactive Media & Services) (a)	4,000	262,360
Agricultural Bank of China, Ltd., Class H (Banks)	1,501,000	658,438
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	19,100	2,717,548
Angang Steel Co., Ltd., Class H (Metals & Mining)	256,000	217,742
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	102,500	529,364
BAIC Motor Corp., Ltd., Class H (Automobiles) (b)	709,500	398,090
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	2,200	418,132
Bank of China, Ltd., Class H (Banks)	2,396,000	1,020,491
Bank of Communications Co., Ltd., Class H (Banks)	823,000	617,096
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	95,000	513,648
Cheetah Mobile, Inc., ADR (Software) (a)(c)	2,100	20,013
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	538,000	491,901
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	92,000	74,379
China Construction Bank Corp., Class H (Banks)	1,981,000	1,571,270
China Evergrande Group (Real Estate Management & Development) (c)	183,000	436,384
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (b)	866,000	156,813
China Minsheng Banking Corp., Ltd., Class H (Banks) (a)	357,500	263,499

	Shares	Value
China (continued)
China Mobile, Ltd. (Wireless Telecommunication Services)	60,500	$565,503
China National Building Material Co., Ltd., Class H (Construction Materials)	270,000	192,809
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	888,000	720,188
China Taiping Insurance Holdings Co., Ltd. (Insurance)	172,600	576,658
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	914,000	244,761
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	174,600	537,697
Chlitina Holding, Ltd. (Personal Products)	31,000	205,879
CITIC, Ltd. (Industrial Conglomerates)	414,000	620,846
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	283,000	485,744
COSCO SHIPPING Ports, Ltd. (Transportation Infrastructure)	376,000	383,578
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	124,000	132,666
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	534,000	525,696
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	1,329,000	898,208
Longfor Group Holdings, Ltd. (Real Estate Management & Development)	204,500	496,519
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	622,000	479,868
Momo, Inc., Sponsored ADR (Interactive Media & Services) (a)	13,500	453,195
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	133,500	1,257,210
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H (Hotels, Restaurants & Leisure)	370,000	86,343
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	47,000	91,939
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,621,000	328,667
Sinotrans, Ltd., Class H (Air Freight & Logistics)	57,000	19,843
Sinotruk Hong Kong, Ltd. (Machinery) (c)	84,500	121,331
Springland International Holdings, Ltd. (Food & Staples Retailing)	3,000	612
Sunac China Holdings, Ltd. (Real Estate Management & Development)	105,000	285,197
Tencent Holdings, Ltd. (Interactive Media & Services)	78,900	2,686,360
Weichai Power Co., Ltd., Class H (Machinery)	364,000	359,732
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	16,500	5,134

10	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
YiChang HEC ChangJiang Pharmaceutical Co., Ltd. (Pharmaceuticals) (b)	17,800	$60,945

		23,190,296

Colombia 0.7%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	441,150	512,470

Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	86,575	51,211

Greece 0.1%
FF Group (Specialty Retail) (a)(d)(e)	10,300	55,998

Hong Kong 1.0%
China Resources Cement Holdings, Ltd. (Construction Materials)	218,000	192,093
Skyworth Digital Holdings, Ltd. (Household Durables)	570,000	131,562
SSY Group, Ltd. (Pharmaceuticals)	526,000	442,025

		765,680

India 9.8%
Chambal Fertilizers and Chemicals, Ltd (Chemicals)	13,555	26,305
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	124,510	447,896
DCM Shriram, Ltd. (Chemicals)	6,035	33,450
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	60,581	184,172
GAIL India, Ltd. (Gas Utilities)	108,218	548,883
Graphite India, Ltd. (Electrical Equipment)	4,285	55,118
HCL Technologies, Ltd. (IT Services)	18,389	264,103
HEG, Ltd. (Electrical Equipment)	3,970	229,715
Hindalco Industries, Ltd. (Metals & Mining)	33,564	99,904
Hindustan Unilever, Ltd. (Household Products)	32,263	705,515
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	5,956	142,342
Indian Bank (Banks) (a)	31,715	107,654
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	221,789	413,614
Infosys, Ltd. (IT Services)	100,606	933,270
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	63,004	117,922
Jubilant Life Sciences, Ltd. (Pharmaceuticals)	1,826	16,266
KPIT Technologies, Ltd. (Software)	17,974	53,828
National Aluminium Co., Ltd. (Metals & Mining)	223,022	205,846
PC Jeweller, Ltd. (Specialty Retail)	160,831	127,455
Phillips Carbon Black, Ltd. (Chemicals)	5,434	16,601
Rain Industries, Ltd. (Chemicals)	53,274	131,951
REC, Ltd. (Diversified Financial Services)	146,381	231,018

	Shares	Value
India (continued)
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	30,414	$435,244
Reliance Infrastructure, Ltd. (Electric Utilities)	44,733	216,874
Reliance Power, Ltd. (Independent Power & Renewable Electricity Producers) (a)	382,665	156,544
Tata Consultancy Services, Ltd. (IT Services)	32,219	842,936
Tech Mahindra, Ltd. (IT Services)	55,367	557,039
Vakrangee, Ltd. (IT Services)	132,127	46,458
Vijaya Bank (Banks)	56,886	33,811
Zensar Technologies, Ltd. (Software)	5,668	19,699

		7,401,433

Indonesia 0.9%
PT Gudang Garam Tbk (Tobacco)	25,300	120,322
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	646,800	541,393
PT Matahari Department Store Tbk (Multiline Retail)	41,600	13,271

		674,986

Malaysia 0.5%
AirAsia Group BHD (Airlines)	61,100	38,402
AMMB Holdings BHD (Banks)	91,900	83,456
PPB Group BHD (Food Products)	15,100	60,479
Supermax Corp. BHD (Health Care Equipment & Supplies)	152,900	116,561
Tenaga Nasional BHD (Electric Utilities)	17,700	62,180

		361,078

Mexico 2.3%
Alfa S.A.B. de C.V., Class A (Industrial Conglomerates)	299,000	316,174
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	196,400	142,031
Banco Santander Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Santander, Class B (Banks)	95,100	119,055
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	99,700	549,661
Nemak S.A.B. de C.V. (Auto Components) (b)	98,000	70,775
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	59,600	81,948
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	195,100	498,861

		1,778,505

Philippines 0.3%
Globe Telecom, Inc. (Wireless Telecommunication Services)	5,255	205,270

Poland 0.4%
Asseco Poland S.A. (Software)	6,088	76,632
Enea S.A. (Electric Utilities) (a)	33,293	69,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Poland (continued)
PLAY Communications S.A. (Wireless Telecommunication Services) (b)	33,191	$142,724

		289,115

Republic of Korea 14.4%
BNK Financial Group, Inc. (Banks)	19,334	128,775
Daelim Industrial Co., Ltd. (Construction & Engineering)	6,880	458,848
Daishin Securities Co., Ltd. (Capital Markets)	1,873	18,162
Daou Technology, Inc. (Capital Markets)	1,165	20,447
DGB Financial Group, Inc. (Banks)	54,061	445,942
Dongwon Industries Co., Ltd. (Food Products)	468	99,181
Doosan Infracore Co., Ltd. (Machinery) (a)	29,359	198,380
Fila Korea, Ltd. (Textiles, Apparel & Luxury Goods)	6,033	222,621
GS Engineering & Construction Corp. (Construction & Engineering)	10,540	386,157
GS Home Shopping, Inc. (Internet & Direct Marketing Retail)	793	134,863
Hana Financial Group, Inc. (Banks)	17,008	571,635
Hanwha Corp. (Industrial Conglomerates)	1,581	38,986
Huons Co., Ltd. (Pharmaceuticals)	58	3,436
Industrial Bank of Korea (Banks)	40,376	526,158
JB Financial Group Co., Ltd. (Banks)	5,828	28,078
KB Financial Group, Inc. (Banks)	16,342	679,751
KGInicis Co., Ltd. (IT Services)	4,102	50,395
Kia Motors Corp. (Automobiles)	21,106	526,006
Korea Gas Corp. (Gas Utilities) (a)	9,542	436,258
Kumho Petrochemical Co., Ltd. (Chemicals)	5,348	404,074
LF Corp. (Textiles, Apparel & Luxury Goods)	7,101	136,468
LG Uplus Corp. (Diversified Telecommunication Services)	10,131	143,579
Orange Life Insurance, Ltd. (Insurance) (b)	7,239	194,704
Posco Daewoo Corp. (Trading Companies & Distributors)	20,141	314,606
Samchully Co., Ltd. (Gas Utilities)	1,380	110,807
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	80,580	2,998,194
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	16,883	1,010,417
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	2,280	536,212
Taeyoung Engineering & Construction Co., Ltd. (Construction & Engineering)	10,947	91,069

		10,914,209

Russia 4.8%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	177,970	836,459
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	8,216	613,242

	Shares	Value
Russia (continued)
Magnit PJSC (Food & Staples Retailing)	7,499	$100,074
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	527	4,975
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	33,000	264,330
Sberbank of Russia PJSC, Sponsored ADR	81,544	954,149
Severstal PJSC, Registered, GDR (Metals & Mining)	12,218	189,501
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	75,175	299,197
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	5,078	360,538

		3,622,465

Singapore 0.2%
IGG, Inc. (Entertainment)	149,000	156,943

South Africa 6.4%
Absa Group, Ltd. (Banks)	49,531	500,632
Ascendis Health, Ltd. (Pharmaceuticals) (a)	179,731	92,104
Assore, Ltd. (Metals & Mining)	2,411	50,359
Astral Foods, Ltd. (Food Products)	15,354	206,052
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	194,232	68,332
EOH Holdings, Ltd. (IT Services) (a)	84,062	186,900
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	35,390	361,996
Kumba Iron Ore, Ltd. (Metals & Mining)	1,026	20,099
Liberty Holdings, Ltd. (Insurance)	46,175	338,006
MTN Group, Ltd. (Wireless Telecommunication Services)	67,275	389,901
Naspers, Ltd., Class N (Media)	7,188	1,263,256
Nedbank Group, Ltd. (Banks)	6,439	108,646
Old Mutual, Ltd. (Insurance)	79,371	122,076
Sasol, Ltd. (Chemicals)	19,242	631,292
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	134,743	490,016

		4,829,667

Taiwan 12.6%
Asia Cement Corp. (Construction Materials)	411,000	435,001
Catcher Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	56,000	563,746
Cathay Financial Holding Co., Ltd. (Insurance)	344,000	544,744
Chilisin Electronics Corp. (Electronic Equipment, Instruments & Components)	52,635	126,727
Coretronic Corp. (Electronic Equipment, Instruments & Components)	140,000	192,289
CTBC Financial Holding Co., Ltd. (Banks)	953,927	636,609
Formosa Chemicals & Fibre Corp. (Chemicals)	30,000	108,587
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	71,000	77,211

12	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	192,000	$300,630
Gigabyte Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	45,000	58,826
Ginko International Co., Ltd. (Health Care Equipment & Supplies)	12,000	68,255
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	38,000	301,490
Grand Pacific Petrochemical (Chemicals)	267,000	179,910
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	49,774	126,755
Mega Financial Holding Co., Ltd. (Banks)	314,000	265,362
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	202,000	445,871
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	175,000	177,302
President Chain Store Corp. (Food & Staples Retailing)	10,000	112,788
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	163,200	408,752
Shin Kong Financial Holding Co., Ltd. (Insurance)	235,341	77,197
Supreme Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	88,000	73,942
Taiwan Cement Corp. (Construction Materials)	446,200	500,376
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	334,000	2,525,806
TCI Co., Ltd. (Personal Products)	18,240	254,946
Uni-President Enterprises Corp. (Food Products)	151,000	365,508
Walsin Lihwa Corp. (Electrical Equipment)	234,000	116,081
Yageo Corp. (Electronic Equipment, Instruments & Components)	38,693	394,520
Yuanta Financial Holding Co., Ltd. (Capital Markets)	231,000	111,980

		9,551,211

Thailand 2.3%
Krung Thai Bank PCL, NVDR (Banks)	89,800	54,449
Krungthai Card PCL, NVDR (Consumer Finance)	171,400	179,673
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	82,200	345,910
PTT Global Chemical PCL, NVDR (Chemicals)	235,200	548,090
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	409,400	629,846
Vinythai PCL, NVDR (Chemicals)	13,000	8,745

		1,766,713

Total Common Stocks (Cost $78,695,663)		70,521,805

	Shares	Value
Exchange-Traded Funds 1.0%
United States 1.0%
iShares MSCI Turkey ETF (Capital Markets)	21,200	$495,020
iShares MSCI Emerging Markets ETF (Capital Markets)	7,697	301,414

Total Exchange-Traded Funds (Cost $817,149)		796,434

Preferred Stocks 4.4%
Brazil 3.0%
Banco do Estado do Rio Grande do Sul S.A. 6.39% Class B (Banks)	48,100	256,689
Cia Brasileira de Distribuicao 0.00% (Food & Staples Retailing)	7,400	155,536
Cia Paranaense de Energia 4.08% Class B (Electric Utilities)	34,500	243,164
Itau Unibanco Holding S.A. 6.61% (Banks)	14,904	197,238
Itausa—Investimentos Itau S.A. 4.89% (Banks)	36,100	109,032
Petroleo Brasileiro S.A. 0.37% (Oil, Gas & Consumable Fuels)	110,700	821,289
Telefonica Brasil S.A. 9.37% (Diversified Telecommunication Services)	40,100	465,705
Unipar Carbocloro S.A. 0.00% (Chemicals)	3,200	36,459

		2,285,112

Republic of Korea 1.4%
Hyundai Motor Co. (Automobiles)	2,126	128,450
Samsung Electronics Co., Ltd. 4.12% (Technology Hardware, Storage & Peripherals)	28,702	900,440

		1,028,890

Total Preferred Stocks (Cost $2,923,277)		3,314,002

Short-Term Investment 0.8%
Affiliated Investment Company 0.8%
United States 0.8%
MainStay U.S. Government Liquidity Fund, 2.075% (f)	574,619	574,619

Total Short-Term Investment (Cost $574,619)		574,619

Total Investments (Cost $83,010,708)	99.5%	75,206,860
Other Assets, Less Liabilities	0.5	371,968
Net Assets	100.0%	$75,578,828

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $940,745 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $965,463 (See Note 2(L)).

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued security was $55,998, which represented 0.1% of the Fund’s net assets.

(e)

Illiquid security—As of October 31, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $55,998, which represented 0.1% of the Fund’s net assets. (Unaudited)

(f)	Current yield as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$70,465,807	$55,998	$—	$70,521,805
Exchange-Traded Funds	796,434	—	—	796,434
Preferred Stocks	3,314,002	—	—	3,314,002
Short-Term Investment
Affiliated Investment Company	574,619	—	—	574,619

Total Investments in Securities	$75,150,862	$55,998	$—	$75,206,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay MacKay Emerging Markets Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Air Freight & Logistics	$19,843	0.0	%‡
Airlines	38,402	0.1
Auto Components	262,163	0.3
Automobiles	1,578,242	2.1
Banks	12,407,358	16.4
Capital Markets	1,103,836	1.5
Chemicals	2,125,464	2.8
Commercial Services & Supplies	68,332	0.1
Construction & Engineering	1,545,897	2.0
Construction Materials	1,849,643	2.5
Consumer Finance	179,673	0.2
Diversified Financial Services	531,648	0.7
Diversified Telecommunication Services	1,224,890	1.6
Electric Utilities	591,977	0.8
Electrical Equipment	400,914	0.5
Electronic Equipment, Instruments & Components	914,233	1.2
Entertainment	156,943	0.2
Food & Staples Retailing	867,871	1.2
Food Products	1,271,495	1.7
Gas Utilities	1,609,596	2.1
Health Care Equipment & Supplies	184,816	0.2
Hotels, Restaurants & Leisure	331,104	0.4
Household Durables	363,850	0.5
Household Products	705,515	0.9
Independent Power & Renewable Electricity Producers	156,544	0.2
Industrial Conglomerates	976,006	1.3
Insurance	3,634,866	4.8
Interactive Media & Services	3,820,047	5.1
Internet & Direct Marketing Retail	2,852,411	3.8
IT Services	2,958,779	3.9
Machinery	679,443	0.9
Media	1,263,256	1.7
Metals & Mining	2,008,053	2.7
Money Market Fund	574,619	0.8
Multiline Retail	13,271	0.0	‡
Oil, Gas & Consumable Fuels	7,815,649	10.3
Paper & Forest Products	596,831	0.8
Personal Products	460,825	0.6
Pharmaceuticals	1,423,311	1.9
Real Estate Management & Development	1,980,402	2.6
Semiconductors & Semiconductor Equipment	3,837,713	5.1
Software	170,172	0.2
Specialty Retail	183,453	0.2
Technology Hardware, Storage & Peripherals	4,967,077	6.6
Textiles, Apparel & Luxury Goods	1,027,488	1.4
Thrifts & Mortgage Finance	326,514	0.4
Tobacco	120,322	0.2

	Value	Percent †
Trading Companies & Distributors	$314,606	0.4%
Transportation Infrastructure	465,526	0.6
Wireless Telecommunication Services	2,245,971	3.0

	75,206,860	99.5
Other Assets, Less Liabilities	371,968	0.5

Net Assets	$75,578,828	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $82,436,089) including securities on loan of $940,745	$74,632,241
Investment in affiliated investment companies, at value (identified cost $574,619)	574,619
Cash denominated in foreign currencies (identified cost $293,706)	288,979
Cash collateral on deposit at broker for futures contracts	12
Receivables:
Dividends	143,878
Fund shares sold	64,730
Securities lending income	2,653
Other assets	47,413

Total assets	75,754,525

Liabilities
Payables:
Custodian	83,084
Manager (See Note 3)	45,241
Fund shares redeemed	10,220
Foreign capital gains tax (See Note 2(C))	9,260
Professional fees	8,776
Shareholder communication	7,349
Transfer agent (See Note 3)	6,270
NYLIFE Distributors (See Note 3)	3,974
Trustees	208
Accrued expenses	1,315

Total liabilities	175,697

Net assets	$75,578,828

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,455
Additional paid-in capital	78,467,385

78,475,840
Total distributable earnings (loss)	(2,897,012)

Net assets	$75,578,828

Class A
Net assets applicable to outstanding shares	$8,427,956

Shares of beneficial interest outstanding	946,159

Net asset value per share outstanding	$8.91
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.43

Investor Class
Net assets applicable to outstanding shares	$1,989,555

Shares of beneficial interest outstanding	224,477

Net asset value per share outstanding	$8.86
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.38

Class C
Net assets applicable to outstanding shares	$1,803,048

Shares of beneficial interest outstanding	206,115

Net asset value and offering price per share outstanding	$8.75

Class I
Net assets applicable to outstanding shares	$852,919

Shares of beneficial interest outstanding	95,274

Net asset value and offering price per share outstanding	$8.95

Class R6
Net assets applicable to outstanding shares	$62,505,350

Shares of beneficial interest outstanding	6,983,243

Net asset value and offering price per share outstanding	$8.95

16	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$3,027,574
Securities lending	12,174
Interest	3,572
Dividends—Affiliated	3,335
Other	463

Total income	3,047,118

Expenses
Manager (See Note 3)	1,162,705
Custodian	174,439
Professional fees	101,155
Registration	78,898
Distribution/Service—Class A (See Note 3)	32,186
Distribution/Service—Investor Class (See Note 3)	4,894
Distribution/Service—Class C (See Note 3)	23,872
Transfer agent (See Note 3)	42,172
Shareholder communication	17,224
Interest expense	7,623
Trustees	2,508
Miscellaneous	25,477

Total expenses before waiver/reimbursement	1,673,153
Expense waiver/reimbursement from Manager (See Note 3)	(185,547)

Net expenses	1,487,606

Net investment income (loss)	1,559,512

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	15,438,215
Futures transactions	(14,671)
Total return equity swap transactions	6,993
Foreign currency transactions	(110,044)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	15,320,493

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(28,267,845)
Translation of other assets and liabilities in foreign currencies	(8,421)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,276,266)

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(12,955,773)

Net increase (decrease) in net assets resulting from operations	$(11,396,261)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $419,593.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $177,710.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $303,660.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,559,512	$2,066,402
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	15,320,493	24,660,895
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(28,276,266)	12,101,632

Net increase (decrease) in net assets resulting from operations	(11,396,261)	38,828,929

Distributions to shareholders(1):
Class A	(93,756)
Investor Class	(9,458)
Class C	(3,300)
Class I	(1,306,361)

	(1,412,875)

Dividends to shareholders from net investment income:
Class A		(77,512)
Investor Class		(20,383)
Class C		(22,375)
Class I		(4,051,053)

		(4,171,323)

Total dividends and distributions to shareholders	(1,412,875)	(4,171,323)

Capital share transactions:
Net proceeds from sale of shares	30,912,599	74,152,404
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,412,141	4,167,488
Cost of shares redeemed	(116,766,788)	(55,935,093)

Increase (decrease) in net assets derived from capital share transactions	(84,442,048)	22,384,799

Net increase (decrease) in net assets	(97,251,184)	57,042,405

Net Assets
Beginning of year	172,830,012	115,787,607

End of year(2)	$75,578,828	$172,830,012

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $895,867 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

18	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,						November 15, 2013** through October 31,
Class A	2018	2017		2016		2015	2014
Net asset value at beginning of period	$10.80	$8.74		$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.16	0.12		0.10		0.13	0.15
Net realized and unrealized gain (loss) on investments	(1.94)	2.26		0.41		(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	(1.80)	2.34		0.48		(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.09)	(0.28)		(0.24)		(0.32)	(0.02)
From net realized gain on investments	—	—		—		(0.05)	—

Total dividends and distributions	(0.09)	(0.28)		(0.24)		(0.37)	(0.02)

Net asset value at end of period	$8.91	$10.80		$8.74		$8.50	$10.40

Total investment return (b)	(16.82%)	28.01%		5.93%		(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.26%		1.30	%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses) (d)	1.53%	1.56%		1.57	%(e)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement) (d)	1.78%	1.55%		2.11%		1.87%	1.90%††
Interest expense and fees	0.01%	—		—		—	—
Short sale expenses	—	0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	167%	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$8,428	$10,040		$2,516		$2,537	$1,564

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.60%.
(f)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,						November 15, 2013** through October 31,
Investor Class	2018	2017		2016		2015	2014
Net asset value at beginning of period	$10.75	$8.71		$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.14	0.09		0.09		0.09	0.13
Net realized and unrealized gain (loss) on investments	(1.94)	2.26		0.41		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	(1.82)	2.31		0.47		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.07)	(0.27)		(0.23)		(0.30)	(0.02)
From net realized gain on investments	—	—		—		(0.05)	—

Total dividends and distributions	(0.07)	(0.27)		(0.23)		(0.35)	(0.02)

Net asset value at end of period	$8.86	$10.75		$8.71		$8.47	$10.38

Total investment return (b)	(17.06%)	27.60%		5.72%		(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	0.98%		1.14	%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses) (d)	1.74%	1.88%		1.80	%(e)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.00%	1.88%		2.34%		2.11%	2.13%††
Short sale expenses	—	0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	167%	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,990	$1,385		$615		$542	$270

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.83%.
(f)	Less than one-tenth of a percent.

20	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,						November 15, 2013** through October 31,
Class C	2018	2017		2016		2015	2014
Net asset value at beginning of period	$10.64	$8.62		$8.39		$10.32	$10.00

Net investment income (loss) (a)	0.05	0.02		0.03		0.02	0.05
Net realized and unrealized gain (loss) on investments	(1.91)	2.25		0.40		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	(1.88)	2.23		0.40		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.01)	(0.21)		(0.17)		(0.26)	(0.01)
From net realized gain on investments	—	—		—		(0.05)	—

Total dividends and distributions	(0.01)	(0.21)		(0.17)		(0.31)	(0.01)

Net asset value at end of period	$8.75	$10.64		$8.62		$8.39	$10.32

Total investment return (b)	(17.65%)	26.82%		4.94%		(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.17%		0.38	%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses) (d)	2.49%	2.61%		2.54	%(e)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.74%	2.61%		3.08%		2.86%	2.88%††
Short sale expenses	—	0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	167%	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,803	$2,338		$894		$598	$519

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.57%.
(f)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,						November 15, 2013** through October 31,
Class I	2018	2017		2016		2015	2014
Net asset value at beginning of period	$10.83	$8.77		$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.06	0.14		0.12		0.13	0.18
Net realized and unrealized gain (loss) on investments	(1.82)	2.26		0.41		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	(1.78)	2.36		0.50		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.10)	(0.30)		(0.26)		(0.33)	(0.02)
From net realized gain on investments	—	—		—		(0.05)	—

Total dividends and distributions	(0.10)	(0.30)		(0.26)		(0.38)	(0.02)

Net asset value at end of period	$8.95	$10.83		$8.77		$8.53	$10.42

Total investment return (b)	(16.58%)	28.23%		6.16%		(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	1.46%		1.54	%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses) (d)	1.33%	1.42%		1.33	%(e)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement) (d)	1.35%	1.42%		1.86%		1.62%	1.65%††
Short sale expenses	—	0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	167%	225%		149%		185%	153%
Net assets at end of period (in 000’s)	$853	$159,067		$111,763		$122,110	$182,864

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.36%.
(f)	Less than one-tenth of a percent.

22	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	February 28, 2018* through October 31, 2018
Net asset value at beginning of period	$11.30

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	(2.48)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	(2.35)

Net asset value at end of period	$8.95

Total investment return (b)	(20.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	% ††
Net expenses (c)	1.15	% ††
Expenses (before waiver/reimbursement) (c)	1.43	% ††
Portfolio turnover rate	167%
Net assets at end of period (in 000’s)	$62,505

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Emerging Markets Equity Fund (formerly known as MainStay Emerging Markets Equity Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of November 15, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of October 31, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions

24	MainStay MacKay Emerging Markets Equity Fund

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

25

Notes to Financial Statements (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

26	MainStay MacKay Emerging Markets Equity Fund

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the

Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, the Fund did not hold any futures contracts.

(J)  Securities Sold Short.  When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees

27

Notes to Financial Statements (continued)

and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the year ended October 31, 2018, the Fund did not engage in short sales as part of its investment strategies.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $940,745 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $965,463.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Fund has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

28	MainStay MacKay Emerging Markets Equity Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(14,671)	$(14,671)
Total Return Equity Swap Contracts	Net realized gain (loss) on swap transactions	$6,993	$6,993

Total Realized Gain (Loss)		$(7,678)	$(7,678)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for services performed and the facilities furnished at 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.02%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation,extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 1.60%. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share class except for Class R6.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,162,705 and waived its fees and/or reimbursed expenses in the amount of $185,547.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

29

Notes to Financial Statements (continued)

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,388 and $5,113, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $7,516 and $378, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$16,743
Investor Class	6,834
Class C	8,124
Class I	10,471

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$9,864	$(9,289)	$—	$—	$575	$3	$—	575

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$19,801	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$83,306,059	$2,199,855	$(10,299,054)	$(8,099,199)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,218,609	$4,066,021	$(64,620)	$(8,117,022)	$(2,897,012)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to amortization of organizational costs.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(84,922)	$84,922

The reclassifications for the Fund are primarily due to equalization.

The Fund utilized $11,028,035 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$1,412,875	$4,171,323

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

30	MainStay MacKay Emerging Markets Equity Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

During the year ended October 31, 2018, the Fund utilized the line of credit for 11 days, maintained an average daily balance of $10,353,213 at a weighted average interest rate of 2.42% and incurred interest expense in the amount of $7,623. As of October 31, 2018, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $188,331 and $273,440, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	892,873	$9,848,885
Shares issued to shareholders in reinvestment of dividends and distributions	8,616	93,141
Shares redeemed	(905,392)	(9,267,962)

Net increase (decrease) in shares outstanding before conversion	(3,903)	674,064
Shares converted into Class A (See Note 1)	48,854	540,606
Shares converted from Class A (See Note 1)	(28,366)	(287,725)

Net increase (decrease)	16,585	$926,945

Year ended October 31, 2017:
Shares sold	860,858	$8,436,229
Shares issued to shareholders in reinvestment of dividends and distributions	9,443	74,131
Shares redeemed	(262,157)	(2,562,572)

Net increase (decrease) in shares outstanding before conversion	608,144	5,947,788
Shares converted into Class A (See Note 1)	53,756	552,954
Shares converted from Class A (See Note 1)	(20,228)	(179,458)

Net increase (decrease)	641,672	$6,321,284

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	155,817	$1,701,705
Shares issued to shareholders in reinvestment of dividends and distributions	868	9,359
Shares redeemed	(40,453)	(409,086)

Net increase (decrease) in shares outstanding before conversion	116,232	1,301,978
Shares converted into Investor Class (See Note 1)	28,501	287,725
Shares converted from Investor Class (See Note 1)	(49,038)	(540,606)

Net increase (decrease)	95,695	$1,049,097

Year ended October 31, 2017:
Shares sold	124,212	$1,190,899
Shares issued to shareholders in reinvestment of dividends and distributions	2,585	20,244
Shares redeemed	(16,943)	(160,148)

Net increase (decrease) in shares outstanding before conversion	109,854	1,050,995
Shares converted into Investor Class (See Note 1)	2,250	21,713
Shares converted from Investor Class (See Note 1)	(53,945)	(552,954)

Net increase (decrease)	58,159	$519,754

31

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	45,155	$488,002
Shares issued to shareholders in reinvestment of dividends and distributions	307	3,280
Shares redeemed	(59,107)	(592,136)

Net increase (decrease)	(13,645)	$(100,854)

Year ended October 31, 2017:
Shares sold	137,360	$1,327,432
Shares issued to shareholders in reinvestment of dividends and distributions	2,832	22,061
Shares redeemed	(24,110)	(221,746)

Net increase (decrease)	116,082	$1,127,747

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,118,437	$12,084,940
Shares issued to shareholders in reinvestment of dividends and distributions	120,513	1,306,361
Shares redeemed	(8,219,052)	(92,478,177)

Net increase (decrease) in shares outstanding before conversion	(6,980,102)	(79,086,876)
Shares converted from Class I (See Note 1)	(7,608,924)	(85,980,846)

Net increase (decrease)	(14,589,026)	$(165,067,722)

Year ended October 31, 2017:
Shares sold	6,592,742	$63,197,844
Shares issued to shareholders in reinvestment of dividends and distributions	515,401	4,051,052
Shares redeemed	(5,186,134)	(52,990,627)

Net increase (decrease) in shares outstanding before conversion	1,922,009	14,258,269
Shares converted into Class I (See Note 1)	17,966	157,745

Net increase (decrease)	1,939,975	$14,416,014

Class R6	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	689,965	$6,789,067
Shares redeemed	(1,315,646)	(14,019,427)

Net increase (decrease) in shares outstanding before conversion	(625,681)	(7,230,360)
Shares converted into Class R6 (See Note 1)	7,608,924	85,980,846

Net increase (decrease)	6,983,243	$78,750,486

(a)	Inception date was February 28, 2018.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay MacKay Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Emerging Markets Equity Fund (formerly, MainStay Emerging Markets Equity Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from November 15, 2013 (commencement of operations) through October 31, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from November 15, 2013 through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $923,816 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

•	the total amount of taxes credited to foreign countries was $593,748.

•	the total amount of income sourced from foreign countries was $3,217,469.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

34	MainStay MacKay Emerging Markets Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

36	MainStay MacKay Emerging Markets Equity Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

37

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MacKay Emerging Markets Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716828 MS293-18	MSEME11-12/18 (NYLIM) NL244

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–4.90 0.63%	7.96 10.61%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–5.12 0.40	7.82 10.46	1.27 1.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	–1.35 –0.38	9.61 9.61	1.99 1.99
Class I Shares	No Sales Charge		6/30/2016	0.87	10.85	0.93

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI World Index[3]	1.16%	11.04%
Morningstar World Large Stock Category Average[4]	–1.14	9.91

3.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$957.60	$5.72	$1,019.36	$5.90	1.16%

Investor Class Shares	$1,000.00	$956.80	$7.05	$1,018.00	$7.27	1.43%

Class C Shares	$1,000.00	$952.50	$10.73	$1,014.22	$11.07	2.18%

Class I Shares	$1,000.00	$959.20	$4.49	$1,020.62	$4.63	0.91%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

United States	59.8%
Japan	6.6
United Kingdom	5.2
Hong Kong	4.6
Canada	4.3
Australia	3.1
France	3.0
Spain	2.3
Sweden	1.7
Mexico	1.5
Switzerland	1.5
Indonesia	0.8

Italy	0.8%
China	0.7
Denmark	0.6
Taiwan	0.6
Netherlands	0.5
New Zealand	0.5
Portugal	0.5
South Africa	0.5
Malta	0.4
Singapore	0.4
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	UnitedHealth Group, Inc.

2.	Masimo Corp.

3.	Microsoft Corp.

4.	Apple, Inc.

5.	Alphabet, Inc., Class A
6.	Costco Wholesale Corp.

7.	Alaska Air Group, Inc.

8.	LyondellBasell Industries N.V., Class A

9.	Nexon Co., Ltd.

10.	LVMH Moet Hennessy Louis Vuitton S.E.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Epoch Capital Growth Fund returned 0.87%, underperforming the 1.16% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares outperformed the –1.14% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, security selection in the financials, industrials and health care sectors contributed positively to the Fund’s performance relative to the MSCI World Index. (Contributions take weightings and total returns into account.) Over the same period, however, stock selection in the information technology and consumer discretionary sectors detracted from relative returns.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, William J. Booth was removed as a portfolio manager of the Fund.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Financials, health care and consumer staples provided positive contributions to the Fund’s relative performance during the reporting period. Over the same period, the consumer discretionary and information technology sectors were particularly weak.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the largest positive contributions to the Fund’s absolute performance came from food & staples retailer Costco Wholesale; technology hardware, storage & peripherals company Apple; and specialty retailer TJX Cos., Inc., Apple shares advanced as cash flow grew faster than expected and the company continued to return capital to shareholders. In our opinion, the stock remained inexpensive in light of anticipated cash flow growth. Costco has performed well since mid-2017 because of improving same-store comparables driven by its VISA program, rising inflation, a membership fee increase and expectations that operations could benefit from tax reform. We believe that Costco could continue to see cash flow growth driven by strong membership growth from current stores and new locations, membership fee increases and operating margin improvement. Costco uses its strong cash flow to invest in new stores and technology (e.g., e-commerce operations), pay a dividend and buy back shares. TJX, owner of T.J. Maxx and Marshalls stores, was a bright spot in an otherwise bleak retail landscape. We believe that the company’s off-price business model with frequent inventory turnover still appeals to consumers. TJX benefited from flexible buying and inventory management and from low-cost, efficient operations.

The most significant detractors from the Fund’s absolute performance were semiconductor companies Advanced Energy Industries and Lam Research and video gaming company Nexon. Lam Research underperformed as orders for new semi-cap equipment declined and there was speculation that key customers had pushed out near-term orders. Lam Research is particularly exposed to NAND memory chip production, and prices for NAND chips have recently declined. Nexon, which develops online and mobile games, has China as its main source of earnings. The stock underperformed in August amid media reports that authorities in China had frozen new game license approvals. We believe that the company’s sales could grow and that the company could continue to generate attractive return on invested capital. Advanced Energy Industries provides power conversion products, primarily to manufacturers that require high precision, such as makers of semiconductor manufacturing equipment. After having done well in the preceding 12 months, the company’s stock fell during the reporting period for reasons similar to those that affected Lam Research. The Fund continued to maintain holdings in all three of these stocks at the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases during the reporting period included Masimo Corporation, Nexon and Unicharm. Masimo is a leader in blood oxygenation measurement, and we believe that the growth of automated measurement solutions could improve hospital and outpatient outcomes and drive revenue, resulting in cash flow generation. Masimo’s intellectual property provides a technological moat around competing products, enabling management to generate sustainable free cash flow and allocate capital effectively into new areas of growth. Nexon is a Japanese developer of online and mobile games. The longevity of Nexon’s games and the network effects could help the company continue to earn attractive returns on invested capital.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Unicharm is a Japanese manufacturer of diapers and feminine care products. The company enjoys high market share in both of these product areas and a high degree of customer loyalty, which we believe could lead to high levels of return on invested capital.

During the reporting period, the Fund sold its positions in software company Check Point Software Technologies and health care providers & services company Centene Corporation. Both were sold because they no longer met our screening criteria for inclusion in the Fund. Centene’s acquisition of Fidelis caused the company’s prospective return on invested capital to decline, and the anticipated premium over the company’s cost of capital was too low for our criteria. At Check Point Software, anticipated future revenue growth fell below our threshold.

How did the Fund’s sector weightings change during the reporting period

During the reporting period, the Fund’s most significant sector weighting increases were in industrials and health care. Over the same period, the most significant sector weighting reductions were in information technology and materials.

How was the Fund positioned at the end of the reporting period

As of October 31, 2018, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the industrials, consumer discretionary and health care sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the energy, financials and consumer staples sectors. As of October 31, 2018, the Fund had no exposure to the real estate, telecommunication services or utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 98.1%†
Australia 3.1%
Commonwealth Bank of Australia (Banks)	7,173	$351,658
CSL, Ltd. (Biotechnology)	8,758	1,165,972
Mineral Resources, Ltd. (Metals & Mining)	42,017	423,999
Northern Star Resources, Ltd. (Metals & Mining)	162,760	1,011,970
Regis Resources, Ltd. (Metals & Mining)	137,452	410,761

		3,364,360

Canada 4.3%
Canadian National Railway Co. (Road & Rail)	13,313	1,138,095
CCL Industries, Inc., Class B (Containers & Packaging)	11,029	463,964
Constellation Software, Inc. (Software)	1,350	929,100
Dollarama, Inc. (Multiline Retail)	30,697	849,009
Royal Bank of Canada (Banks)	9,585	698,388
West Fraser Timber Co., Ltd. (Paper & Forest Products)	10,994	552,352

		4,630,908

China 0.7%
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	20,307	732,677

Denmark 0.6%
Genmab A/S (Biotechnology) (a)	5,107	699,655

France 3.0%
Edenred (Commercial Services & Supplies)	18,299	694,955
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	4,446	1,353,613
Thales S.A. (Aerospace & Defense)	9,431	1,207,069

		3,255,637

Hong Kong 4.6%
AIA Group, Ltd. (Insurance)	64,000	484,369
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	512,000	1,079,895
Genscript Biotech Corp. (Life Sciences Tools & Services) (a)	346,000	527,695
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	40,300	1,068,918
WH Group, Ltd. (Food Products) (b)	1,449,000	1,014,417
Xinyi Glass Holdings, Ltd. (Auto Components)	734,000	726,330

		4,901,624

Indonesia 0.8%
PT Bank Central Asia Tbk (Banks)	544,900	847,682

Italy 0.8%
FinecoBank Banca Fineco S.p.A (Banks)	80,719	845,328

	Shares	Value

Japan 6.6%
Fast Retailing Co., Ltd. (Specialty Retail)	2,100	$1,062,144
Hoshizaki Corp. (Machinery)	9,100	734,710
Japan Airlines Co., Ltd. (Airlines)	31,700	1,128,541
Koito Manufacturing Co., Ltd. (Auto Components)	8,000	381,442
Nexon Co., Ltd. (Entertainment) (a)	125,500	1,430,345
Unicharm Corp. (Household Products)	48,600	1,323,164
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	12,100	438,596
ZOZO, Inc. (Internet & Direct Marketing Retail)	22,900	551,824

		7,050,766

Malta 0.4%
Kindred Group PLC (Hotels, Restaurants & Leisure)	39,119	417,302

Mexico 1.5%
Fresnillo PLC (Metals & Mining)	74,299	805,907
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	313,800	802,371

		1,608,278

Netherlands 0.5%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	2,898	495,383

New Zealand 0.5%
a2 Milk Co., Ltd. (Food Products) (a)	81,980	557,429

Portugal 0.5%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	40,198	494,459

Singapore 0.4%
Singapore Exchange, Ltd. (Capital Markets)	93,800	463,193

South Africa 0.5%
FirstRand, Ltd. (Diversified Financial Services)	122,241	532,880

Spain 2.3%
Amadeus IT Group S.A. (IT Services)	16,396	1,321,879
Industria de Diseno Textil S.A. (Specialty Retail) (c)	41,328	1,166,978

		2,488,857

Sweden 1.7%
Assa Abloy AB, Class B (Building Products)	27,259	543,622
Atlas Copco A.B., Class B (Machinery)	24,875	570,151
Epiroc A.B. (Machinery) (a)	88,133	726,452

		1,840,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Switzerland 1.5%
Kuehne & Nagel International A.G. (Marine)	2,770	$385,322
Roche Holding A.G. (Pharmaceuticals)	3,731	907,976
Schindler Holding A.G., Registered (Machinery)	1,505	312,611

		1,605,909

Taiwan 0.6%
Eclat Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	56,000	665,094

United Kingdom 5.2%
Admiral Group PLC (Insurance)	41,507	1,067,982
Hargreaves Lansdown PLC (Capital Markets)	34,347	820,096
Howden Joinery Group PLC (Trading Companies & Distributors)	124,018	743,617
Persimmon PLC (Household Durables)	30,295	888,307
Prudential PLC (Insurance)	50,343	1,010,592
RELX PLC (Professional Services) (a)	51,256	1,014,223

		5,544,817

United States 58.0%
A.O. Smith Corp. (Building Products)	19,174	872,992
AbbVie, Inc. (Biotechnology)	16,323	1,270,746
Accenture PLC, Class A (IT Services)	8,054	1,269,471
Adobe, Inc. (Software) (a)	3,227	793,068
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment) (a)	11,881	511,239
Alaska Air Group, Inc. (Airlines)	25,798	1,584,513
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	1,600	353,920
Alphabet, Inc., Class A (Interactive Media & Services) (a)	1,697	1,850,714
American Express Co. (Consumer Finance)	8,999	924,467
Apple, Inc. (Technology Hardware, Storage & Peripherals)	8,512	1,862,936
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	32,320	1,062,682
Aptiv PLC (Auto Components)	9,351	718,157
Arista Networks, Inc. (Communications Equipment) (a)	3,234	744,952
Automatic Data Processing, Inc. (IT Services)	7,606	1,095,872
Bank of Hawaii Corp. (Banks)	6,697	525,313
Biogen, Inc. (Biotechnology) (a)	3,074	935,326
Boeing Co. (Aerospace & Defense)	2,450	869,407
Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	444	832,313
Bruker Corp. (Life Sciences Tools & Services)	19,567	613,034
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	6,309	561,690
Cerner Corp. (Health Care Technology) (a)	21,053	1,205,916
Commerce Bancshares, Inc. (Banks)	13,214	840,410

	Shares	Value
United States (continued)
Core Laboratories N.V. (Energy Equipment & Services)	7,349	$626,429
Costco Wholesale Corp. (Food & Staples Retailing)	7,510	1,717,011
Dollar General Corp. (Multiline Retail)	5,780	643,776
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	2,081	559,352
Donaldson Co., Inc. (Machinery)	15,753	807,814
East West Bancorp, Inc. (Banks)	15,444	809,883
Encompass Health Corp. (Health Care Providers & Services)	7,310	491,963
Estee Lauder Cos., Inc., Class A (Personal Products)	6,485	891,298
Expeditors International of Washington, Inc. (Air Freight & Logistics)	6,585	442,380
FactSet Research Systems, Inc. (Capital Markets)	4,788	1,071,363
Fortune Brands Home & Security, Inc. (Building Products)	12,058	540,560
Gentex Corp. (Auto Components)	25,861	544,374
Hawaiian Holdings, Inc. (Airlines)	16,141	558,640
Henry Schein, Inc. (Health Care Providers & Services) (a)	13,255	1,100,165
Hexcel Corp. (Aerospace & Defense)	10,232	598,777
Home Depot, Inc. (Specialty Retail)	4,551	800,430
Jack Henry & Associates, Inc. (IT Services)	3,568	534,593
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	7,782	1,235,937
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	11,972	1,095,917
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	3,700	524,401
Liberty Media Corp-Liberty SiriusXM, Class A (Media) (a)	19,803	816,676
LyondellBasell Industries N.V., Class A (Chemicals)	17,373	1,550,888
Marriott International, Inc., Class A (Hotels, Restaurants & Leisure)	4,082	477,145
Marsh & McLennan Cos., Inc. (Insurance)	6,949	588,928
Masimo Corp. (Health Care Equipment & Supplies) (a)	16,378	1,893,297
Mastercard, Inc., Class A (IT Services)	5,833	1,153,009
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	1,998	1,092,546
Microsoft Corp. (Software)	17,538	1,873,234
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	6,917	519,052
Paychex, Inc. (IT Services)	16,377	1,072,530
Paycom Software, Inc. (Software) (a)	4,110	514,572
PetMed Express, Inc. (Internet & Direct Marketing Retail)	14,956	417,871

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Rollins, Inc. (Commercial Services & Supplies)	11,528	$682,458
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	10,264	890,505
Southwest Airlines Co. (Airlines)	25,315	1,242,966
Stamps.com, Inc. (Internet & Direct Marketing Retail) (a)	4,145	837,995
Starbucks Corp. (Hotels, Restaurants & Leisure)	13,227	770,737
TJX Cos., Inc. (Specialty Retail)	10,728	1,178,793
Union Pacific Corp. (Road & Rail)	8,695	1,271,383
UnitedHealth Group, Inc. (Health Care Providers & Services)	7,926	2,071,460
Veeva Systems, Inc., Class A (Health Care Technology) (a)	10,929	998,364
Visa, Inc., Class A (IT Services)	7,008	966,053
WABCO Holdings, Inc. (Machinery) (a)	5,139	552,186
Watsco, Inc. (Trading Companies & Distributors)	5,089	754,088
Western Alliance Bancorp (Banks) (a)	13,771	664,313
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	6,099	551,411

		62,296,661

Total Common Stocks (Cost $97,721,045)		105,339,124

	Shares	Value
Short-Term Investment 1.8%
Affiliated Investment Company 1.8%
United States 1.8%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	1,896,256	$1,896,256

Total Short-Term Investment (Cost $1,896,256)		1,896,256

Total Investments (Cost $99,617,301)	99.9%	107,235,380
Other Assets, Less Liabilities	0.1	76,177
Net Assets	100.0%	$107,311,557

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $1,063,076 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $1,126,782 (See Note 2(J)).

(d)	Current yield as of October 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$105,339,124	$—	$—	$105,339,124
Short-Term Investment Affiliated Investment Company	1,896,256	—	—	1,896,256

Total Investments in Securities	$107,235,380	$—	$—	$107,235,380

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

The table below sets forth the diversification of MainStay Epoch Capital Growth Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,675,253	2.5%
Air Freight & Logistics	1,004,070	0.9
Airlines	4,514,660	4.2
Auto Components	2,370,303	2.2
Banks	5,582,975	5.2
Biotechnology	4,071,699	3.8
Building Products	1,957,174	1.8
Capital Markets	3,423,570	3.2
Chemicals	1,550,888	1.4
Commercial Services & Supplies	1,377,413	1.3
Communications Equipment	744,952	0.7
Consumer Finance	924,467	0.9
Containers & Packaging	463,964	0.4
Diversified Financial Services	971,476	0.9
Energy Equipment & Services	626,429	0.6
Entertainment	1,430,345	1.3
Food & Staples Retailing	3,013,841	2.8
Food Products	1,571,846	1.5
Health Care Equipment & Supplies	2,247,217	2.1
Health Care Providers & Services	3,663,588	3.4
Health Care Technology	2,204,280	2.1
Hotels, Restaurants & Leisure	3,508,624	3.3
Household Durables	888,307	0.8
Household Products	1,323,164	1.2
Insurance	3,151,871	2.9
Interactive Media & Services	1,850,714	1.7
Internet & Direct Marketing Retail	2,640,003	2.5
IT Services	7,413,407	6.9
Life Sciences Tools & Services	2,233,275	2.1
Machinery	3,703,924	3.5
Marine	385,322	0.4
Media	816,676	0.8
Metals & Mining	2,652,637	2.5
Multiline Retail	1,492,785	1.4
Mutual Fund	1,896,256	1.8
Paper & Forest Products	552,352	0.5
Personal Products	891,298	0.8
Pharmaceuticals	3,223,808	3.0
Professional Services	1,014,223	0.9
Road & Rail	2,409,478	2.2
Semiconductors & Semiconductor Equipment	4,580,127	4.3
Software	4,109,974	3.8
Specialty Retail	4,208,345	3.9
Technology Hardware, Storage & Peripherals	1,862,936	1.7
Textiles, Apparel & Luxury Goods	2,537,759	2.4
Trading Companies & Distributors	1,497,705	1.4

	107,235,380	99.9
Other Assets, Less Liabilities	76,177	0.1

Net Assets	$107,311,557	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $97,721,045) including securities on loan of $1,063,076	$105,339,124
Investment in affiliated investment companies, at value (identified cost $1,896,256)	1,896,256
Cash denominated in foreign currencies (identified cost $831)	829
Receivables:
Dividends	158,595
Fund shares sold	1,555
Securities lending income	360
Other assets	29,493

Total assets	107,426,212

Liabilities
Payables:
Manager (See Note 3)	70,922
Shareholder communication	15,395
Professional fees	14,571
Custodian	8,441
Transfer agent (See Note 3)	1,103
Trustees	290
NYLIFE Distributors (See Note 3)	113
Accrued expenses	3,820

Total liabilities	114,655

Net assets	$107,311,557

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,765
Additional paid-in capital	91,853,025

91,861,790
Total distributable earnings (loss)	15,449,767

Net assets	$107,311,557

Class A
Net assets applicable to outstanding shares	$267,619

Shares of beneficial interest outstanding	21,914

Net asset value per share outstanding	$12.21
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.92

Investor Class
Net assets applicable to outstanding shares	$77,606

Shares of beneficial interest outstanding	6,374

Net asset value per share outstanding	$12.18
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.89

Class C
Net assets applicable to outstanding shares	$40,925

Shares of beneficial interest outstanding	3,398

Net asset value and offering price per share outstanding	$12.04

Class I
Net assets applicable to outstanding shares	$106,925,407

Shares of beneficial interest outstanding	8,733,635

Net asset value and offering price per share outstanding	$12.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$1,982,954
Dividends—Affiliated	19,674
Interest	12,211
Securities lending	1,704
Other	378

Total income	2,016,921

Expenses
Manager (See Note 3)	871,314
Professional fees	61,567
Registration	60,867
Shareholder communication	20,722
Custodian	17,943
Transfer agent (See Note 3)	6,411
Trustees	2,601
Distribution/Service—Class A (See Note 3)	543
Distribution/Service—Investor Class (See Note 3)	218
Distribution/Service—Class C (See Note 3)	468
Miscellaneous	8,791

Total expenses	1,051,445

Net investment income (loss)	965,476

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,227,977
Foreign currency transactions	(2,149)

Net realized gain (loss) on investments and foreign currency transactions	7,225,828

Net change in unrealized appreciation (depreciation) on:
Investments	(7,110,062)
Translation of other assets and liabilities in foreign currencies	(1,532)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,111,594)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	114,234

Net increase (decrease) in net assets resulting from operations	$1,079,710

(a)	Dividends recorded net of foreign withholding taxes in the amount of $90,010.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$965,476	$749,024
Net realized gain (loss) on investments and foreign currency transactions	7,225,828	3,664,734
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,111,594)	16,616,216

Net increase (decrease) in net assets resulting from operations	1,079,710	21,029,974

Distributions to shareholders(1):
Class A	(3,792)
Investor Class	(2,530)
Class C	(1,200)
Class I	(3,839,500)

	(3,847,022)

Dividends to shareholders from net investment income:
Class A		(54)
Investor Class		(56)
Class I		(284,897)

		(285,007)

Total dividends and distributions to shareholders	(3,847,022)	(285,007)

Capital share transactions:
Net proceeds from sale of shares	4,890,040	4,980,744
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,815,256	284,363
Cost of shares redeemed	(6,449,062)	(1,233,634)

Increase (decrease) in net assets derived from capital share transactions	2,256,234	4,031,473

Net increase (decrease) in net assets	(511,078)	24,776,440

Net Assets
Beginning of year	107,822,635	83,046,195

End of year(2)	$107,311,557	$107,822,635

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $598,828 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,		June 30, 2016* through October 31,
Class A	2018	2017	2016
Net asset value at beginning of period	$12.55	$10.10	$10.00

Net investment income (loss)	0.07 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.02	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)

Total from investment operations	0.09	2.47	0.10

Less dividends and distributions:
From net investment income	(0.07)	(0.02)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.43)	(0.02)	—

Net asset value at end of period	$12.21	$12.55	$10.10

Total investment return (b)	0.63%	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.46%	0.22	%††
Net expenses (c)	1.15%	1.15%	1.20	%††
Expenses (before waiver/reimbursement) (c)	1.15%	1.15%	1.61	%††
Portfolio turnover rate	51%	56%	26%
Net assets at end of period (in 000’s)	$268	$110	$25

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		June 30, 2016* through October 31,
Investor Class	2018	2017	2016
Net asset value at beginning of period	$12.54	$10.10	$10.00

Net investment income (loss)	0.05 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.01	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)

Total from investment operations	0.06	2.46	0.10

Less dividends and distributions:
From net investment income	(0.06)	(0.02)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.42)	(0.02)	—

Net asset value at end of period	$12.18	$12.54	$10.10

Total investment return (b)	0.40%	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.39%	0.23	%††
Net expenses (c)	1.40%	1.27%	1.20	%††
Expenses (before waiver/reimbursement) (c)	1.40%	1.27%	1.61	%††
Portfolio turnover rate	51%	56%	26%
Net assets at end of period (in 000’s)	$78	$75	$25

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				June 30, 2016* through October 31,
Class C	2018		2017		2016
Net asset value at beginning of period	$12.44		$10.08		$10.00

Net investment income (loss)	(0.05	)(a)	(0.03	)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.01		2.39		0.10
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)		(0.00)		(0.00)

Total from investment operations	(0.04)		2.36		0.08

Less distributions:
From net realized gain on investments	(0.36)		—		—

Net asset value at end of period	$12.04		$12.44		$10.08

Total investment return (b)	(0.38%)		23.41%		0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)		(0.27%)		(0.50	%)††
Net expenses (c)	2.15%		1.99%		1.95	% ††
Expenses (before waiver/reimbursement) (c)	2.15%		1.99%		2.36	% ††
Portfolio turnover rate	51%		56%		26%
Net assets at end of period (in 000’s)	$41		$41		$25

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		June 30, 2016* through October 31,
Class I	2018	2017	2016
Net asset value at beginning of period	$12.57	$10.11	$10.00

Net investment income (loss)	0.11 (a)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.01	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)

Total from investment operations	0.12	2.49	0.11

Less dividends and distributions:
From net investment income	(0.09)	(0.03)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.45)	(0.03)	—

Net asset value at end of period	$12.24	$12.57	$10.11

Total investment return (b)	0.87%	24.74%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.78%	0.63	%††
Net expenses (c)	0.90%	0.93%	0.95	%††
Expenses (before waiver/reimbursement) (c)	0.90%	0.93%	1.36	%††
Portfolio turnover rate	51%	56%	26%
Net assets at end of period (in 000’s)	$106,925	$107,596	$82,970

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of June 30, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

21

Notes to Financial Statements (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

22	MainStay Epoch Capital Growth Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund

23

Notes to Financial Statements (continued)

may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $1,063,076 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $1,126,782.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

24	MainStay Epoch Capital Growth Fund

amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $871,314.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $218 and $108, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$12
Investor Class	219
Class C	119
Class I	6,061

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$9,064	$(7,168)	$—	$—	$1,896	$20	$—	1,896

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$31,641	11.8%
Investor Class	31,544	40.6
Class C	30,981	75.7
Class I	4,804,001	4.5

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$99,639,169	$13,695,603	$(6,099,392)	$7,596,211

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,581,416	$6,334,618	$(61,706)	$7,595,439	$15,449,767

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to amortization of organizational expenses.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(219,806)	$219,806

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$2,517,889	$285,007
Long-term capital gain	1,329,133	—
Total	$3,847,022	$285,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow

26	MainStay Epoch Capital Growth Fund

money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $57,341 and $57,273, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	13,553	$174,707
Shares issued to shareholders in reinvestment of dividends and distributions	304	3,791
Shares redeemed	(4,406)	(57,176)

Net increase (decrease) in shares outstanding before conversion	9,451	121,322
Shares converted into Class A (See Note 1)	3,702	48,816

Net increase (decrease)	13,153	$170,138

Year ended October 31, 2017:
Shares sold	8,254	$98,813
Shares issued to shareholders in reinvestment of dividends and distributions	5	55
Shares redeemed	(1,998)	(25,074)

Net increase (decrease)	6,261	$73,794

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,383	$57,003
Shares issued to shareholders in reinvestment of dividends and distributions	203	2,530
Shares redeemed	(524)	(6,568)

Net increase (decrease) in shares outstanding before conversion	4,062	52,965
Shares converted from Investor Class (See Note 1)	(3,708)	(48,816)

Net increase (decrease)	354	$4,149

Year ended October 31, 2017:
Shares sold	3,515	$42,273
Shares issued to shareholders in reinvestment of dividends and distributions	5	55

Net increase (decrease)	3,520	$42,328

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	374	$5,000
Shares issued to shareholders in reinvestment of dividends and distributions	96	1,200
Shares redeemed	(374)	(4,974)

Net increase (decrease)	96	$1,226

Year ended October 31, 2017:
Shares sold	802	$10,000

Net increase (decrease)	802	$10,000

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	362,364	$4,653,330
Shares issued to shareholders in reinvestment of dividends and distributions	305,107	3,807,735
Shares redeemed	(491,637)	(6,380,344)

Net increase (decrease)	175,834	$2,080,721

Year ended October 31, 2017:
Shares sold	429,924	$4,829,658
Shares issued to shareholders in reinvestment of dividends and distributions	27,571	284,253
Shares redeemed	(105,083)	(1,208,560)

Net increase (decrease)	352,412	$3,905,351

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from June 30, 2016 (commencement of operations) through October 31, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from June 30, 2016 through October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

Decemeber 21, 2018

28	MainStay Epoch Capital Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,329,133 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $400,118 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 15.73% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch Capital Growth Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

32	MainStay Epoch Capital Growth Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716812 MS293-18	MSECG11-12/18 (NYLIM) NL284

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the period from November 15, 2017 through October 31, 2018.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the reporting period ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended October 31, 2018

Class	Sales Charge		Inception Date	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–24.59 –20.20%	1.90 1.90%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–24.78 –20.40	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	–21.69 –20.90	2.65 2.65
Class I Shares	No Sales Charge		11/15/2017	–19.99	1.65
Class R6 Shares	No Sales Charge		11/15/2017	–19.89	1.65

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception
MSCI Emerging Markets Index[3]	–11.91%
Morningstar Diversified Emerging Markets Category Average[4]	–12.79

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$789.30	$6.63	$1,017.80	$7.48	1.47%

Investor Class Shares	$1,000.00	$788.10	$7.89	$1,016.38	$8.89	1.75%

Class C Shares	$1,000.00	$785.50	$11.16	$1,012.70	$12.58	2.48%

Class I Shares	$1,000.00	$790.50	$5.19	$1,019.41	$5.85	1.15%

Class R6 Shares	$1,000.00	$791.50	$5.19	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

China	28.6%
Republic of Korea	15.0
United States	3.6
Brazil	10.3
Taiwan	7.9
South Africa	5.2
Russia	3.0
Thailand	2.9
Mexico	2.6
India	9.7
Poland	1.8
United Arab Emirates	1.5

Colombia	1.2%
Philippines	1.2
Hong Kong	1.0
Indonesia	1.0
Hungary	0.9
Peru	0.9
Malaysia	0.7
Turkey	0.4
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Samsung Electronics Co., Ltd.

3.	Tencent Holdings, Ltd.

4.	Alibaba Group Holding, Ltd., Sponsored ADR

5.	iShares MSCI India ETF
6.	Ping An Insurance Group Co. of China, Ltd., Class H

7.	Invesco India ETF

8.	China Merchants Bank Co., Ltd., Class H

9.	China Construction Bank Corp., Class H

10.	Petroleo Brasileiro S.A.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the period from November 15, 2017, to October 31, 2018?

During the period from November 15, 2017, to October 31, 2018, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned –19.99%, underperforming the –11.91% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares underperformed the –12.79% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI Emerging Markets Index during the reporting period. Although the Fund recovered some initial underperformance as the portfolio was gradually invested, it later lost ground again because of a strong U.S. dollar and escalating trade tensions.

Factors affecting the Fund’s performance relative to the MSCI Emerging Markets Index related to the Fund’s investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability. This investment process results in a structural tilt toward quality and growth stocks.

Despite a strong start, the first quarter of 2018 proved to be a very volatile period, with markets increasingly under pressure from a combination of Federal Reserve policy, growing unease over a potential global trade war, a strengthening U.S. dollar and oil price volatility. Geopolitical factors added to market uncertainty. In this environment, the Fund managed to outperform the MSCI Emerging Markets Index during the early emerging-markets rally as well as during the following corrective phase, thanks to a well-balanced portfolio of emerging-market equities, but foremost, strong stock selection. This was especially the case in North Asia (China, South Korea and Taiwan), with stock selection in the health care, technology and consumer sectors showing the best contributions to the Fund’s first quarter 2018 excess return. (Contributions take weightings and total returns into account.)

Emerging markets started to substantially underperform developed markets during the second quarter of 2018, as a hawkish Federal Reserve, weaker emerging-market currencies, non-U.S. growth concerns and escalating trade tensions between the United States and China dominated the news. China and other

North Asian markets (Taiwan and South Korea) lost ground. An overall risk-off sentiment made investors cautious about emerging market investments, a sentiment that was reinforced by problems in markets like Turkey. All sectors shared in the losses, with the energy sector remaining the most resilient, helped by better oil prices and rising geopolitical risk. During the second quarter, the Fund underperformed the MSCI Emerging Markets Index, primarily because of overweight positions in North Asia (China and South Korea) and technology but also because of some adverse stock-specific contributions.

Emerging markets were down in the third quarter of 2018, substantially underperforming developed markets, as a hawkish Federal Reserve, weaker emerging-market currencies, growth concerns and escalating trade tensions between the United States and China dominated the news. Most emerging markets ended the quarter down, among them Taiwan, China, India and South Korea. Escalating trade tensions between the United States and China once again made headlines, and China continued to suffer. Energy boasted the strongest performance, as energy prices continued to climb. India performed strongly at the beginning of the third quarter but ended the quarter with negative performance. Turkey suffered as the Turkish market and currency were heavily sold because of poorly managed monetary policies amid high inflation and concerns over the central bank’s independence. Brazil outperformed in the wake of several political events. During the third quarter of 2018, emerging markets were boosted by a strong market and currency performance in Mexico.

The MSCI Emerging Markets Index fell in October 2018, underperforming the MSCI All Country World Index.2 This was the worst October for emerging-market equities in a decade. Latin America ended the month with a positive total return while Asia and EMEA (Europe, the Middle East and Africa) provided negative total returns. Weak earnings, negative headlines about the trade war between the United States and China, a spike in global yield, and concerns about being late in the economic cycle had a negative impact on investor sentiment. Brazil saw a strong month in October 2018, as the election of far-right candidate Bolsonaro drove performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

An underweight position and favorable stock selection made the telecommunication services sector the strongest positive sector

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is composed of stocks from both developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9

contributor to the Fund’s performance relative to the MSCI Emerging Markets Index. The energy and real estate sectors also contributed positively to the Fund’s relative performance.

The information technology sector had a negative total return for the reporting period and was the most substantial detractor from the Fund’s relative performance. The financials and materials sectors were also detractors from the Fund’s relative performance, but to a lesser degree.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to absolute return came from Brazilian iron ore miner Vale S.A., followed by several leading emerging-market energy companies, such as Russian crude oil producer Tatneft and Brazilian oil and gas producer Petroleo Brasileiro S.A.

Chinese provider of Internet, mobile and telecommunication services Tencent Holdings was the most substantial detractor from the Fund’s absolute performance. Other negative contributors to the Fund’s absolute performance included South African Internet services provider Naspers, Chinese information technology and e-commerce company Alibaba and Korean electrical equipment company Samsung Electronics.

What were some of the Fund’s largest purchases and sales during the reporting period?

Large purchases during the reporting period included Korean construction company Samsung Engineering and Colombian oil & gas company Ecopetrol S.A. Samsung Engineering was added to the Fund because the company is well positioned to benefit from increasing oil prices and increased investments. Ecopetrol S.A. was added to the Fund to increase its energy and cyclical exposure. The company has low sanctions risk compared to its Russian peers.

Significant sales during the reporting period included Chinese Internet search engine Baidu and Chinese telecommunications equipment manufacturer ZTE Corporation. Baidu was fully divested following investor fears that the company’s increasing investments may lead to margin pressure. We believed that better value could be found elsewhere in the information technology sector. The Fund exited its entire position in ZTE after the stock was suspended from trading in April because the U.S. Department of Commerce banned U.S. companies from selling components to ZTE.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund substantially increased its positions in the energy, industrials and financials sectors. Over the same period, the Fund decreased its sector weighting in the information sector and, to a lesser extent, in the consumer discretionary and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund sectors that were most substantially overweight relative to the MSCI Emerging Markets Index were energy, materials and industrials. As of the same date, the Fund sectors that were most substantially underweight relative to the benchmark were consumer discretionary and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 81.9%†
Brazil 5.9%
Azul S.A., ADR (Airlines) (a)	18,000	$438,840
Banco do Brasil S.A. (Banks)	50,000	574,365
Localiza Rent a Car S.A. (Road & Rail)	75,000	579,404
Magazine Luiza S.A. (Multiline Retail)	12,500	566,976
Rumo S.A. (Road & Rail) (a)	125,000	559,250
Vale S.A. (Metals & Mining)	94,000	1,432,417

		4,151,252

China 28.6%
58.com, Inc., ADR (Interactive Media & Services) (a)	9,000	590,310
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	103,939	402,993
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	17,000	2,418,760
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	230,000	1,187,842
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	80,000	328,490
China Construction Bank Corp., Class H (Banks)	2,200,000	1,744,974
China Merchants Bank Co., Ltd., Class H (Banks)	460,000	1,771,498
China Mobile, Ltd. (Wireless Telecommunication Services)	135,000	1,261,867
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	28,000	87,657
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	700,000	567,716
China Railway Group, Ltd., Class H (Construction & Engineering)	750,000	669,476
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies) (a)	34,482	44,499
Geely Automobile Holdings, Ltd. (Automobiles)	270,000	516,453
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	35,000	121,449
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	500,000	567,461
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	300,000	190,896
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	1,850,000	1,354,128
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	205,000	1,930,547
Sany Heavy Industry Co., Ltd., Class A (Machinery)	400,000	451,384
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	220,000	430,352
Silergy Corp. (Semiconductors & Semiconductor Equipment)	26,000	331,060

	Shares	Value
China (continued)
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	40,000	$346,853
TAL Education Group, ADR (Diversified Consumer Services) (a)	11,000	318,780
Tencent Holdings, Ltd. (Interactive Media & Services)	76,000	2,587,622

		20,223,067

Colombia 1.2%
Ecopetrol S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	38,000	883,880

Hong Kong 1.0%
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	330,000	696,026

Hungary 0.9%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	60,000	629,198

India 2.0%
Dr. Reddy’s Laboratories, Ltd., ADR (Pharmaceuticals)	16,000	544,480
Infosys, Ltd., Sponsored ADR (IT Services)	70,000	662,900
Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (b)	8,000	228,400

		1,435,780

Indonesia 1.0%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	3,300,000	683,769

Malaysia 0.7%
Public Bank BHD (Banks)	80,000	470,307

Mexico 2.6%
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Transportation Infrastructure)	38,000	626,890
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	200,000	1,102,630
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	60,000	138,383

		1,867,903

Peru 0.9%
Credicorp, Ltd. (Banks)	2,800	631,988

Philippines 1.2%
Ayala Land, Inc. (Real Estate Management & Development)	1,000,000	741,052
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	20,000	103,168

		844,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Poland 1.8%
Alior Bank S.A. (Banks) (a)	25,000	$376,256
CD Projekt S.A. (Entertainment) (a)	11,000	453,800
Dino Polska S.A. (Food & Staples Retailing) (a)(b)	22,000	484,474

		1,314,530

Republic of Korea 13.2%
Cosmax, Inc. (Personal Products)	5,500	555,044
Hotel Shilla Co., Ltd. (Specialty Retail)	2,800	175,192
KB Financial Group, Inc. (Banks)	15,500	644,728
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,200	490,755
Korea Investment Holdings Co., Ltd. (Capital Markets)	10,500	546,400
LG Household & Health Care, Ltd. (Personal Products)	400	366,460
Medy-Tox, Inc. (Biotechnology)	600	245,571
POSCO (Metals & Mining)	1,800	407,529
S-Oil Corp. (Oil, Gas & Consumable Fuels)	4,800	522,311
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	67,000	2,492,914
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	70,000	1,121,057
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	8,000	478,786
SK Materials Co., Ltd. (Chemicals)	3,300	539,213
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	2,400	564,433
SKCKOLONPl, Inc. (Chemicals)	6,000	176,122

		9,326,515

Russia 3.0%
Alrosa PJSC (Metals & Mining) (a)(c)	450,000	679,436
Tatneft PJSC (Oil, Gas & Consumable Fuels)	70,000	828,539
Yandex N.V., Class A (Interactive Media & Services) (a)	21,000	632,730

		2,140,705

South Africa 5.2%
Capitec Bank Holdings, Ltd. (Banks)	10,200	684,957
Discovery, Ltd. (Insurance)	55,000	588,792
Naspers, Ltd., Class N (Media)	8,400	1,476,259
Sappi, Ltd. (Paper & Forest Products)	90,000	505,989
Sasol, Ltd. (Chemicals)	14,000	459,312

		3,715,309

Taiwan 7.9%
Airtac International Group (Machinery)	35,000	301,441
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	21,000	309,812
Chailease Holding Co., Ltd. (Diversified Financial Services)	275,200	784,431

	Shares	Value
Taiwan (continued)
China Life Insurance Co., Ltd. (Insurance)	860,000	$817,115
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	445,000	3,365,220

		5,578,019

Thailand 2.9%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	60,000	354,751
CP ALL PCL, NVDR (Food & Staples Retailing)	280,000	568,024
Energy Absolute PCL, NVDR (Oil, Gas & Consumable Fuels)	400,000	597,285
Indorama Ventures PCL, NVDR (Chemicals)	330,000	540,045

		2,060,105

Turkey 0.4%
Turk Hava Yollari AO (Airlines) (a)	120,000	301,632

United Arab Emirates 1.5%
NMC Health PLC (Health Care Providers & Services)	23,000	1,038,359

Total Common Stocks (Cost $68,052,994)		57,992,564

Exchange-Traded Funds 6.0%
India 6.0%
iShares MSCI India ETF (Capital Markets)	80,000	2,415,200
Invesco India ETF (Capital Markets) (a)	85,000	1,874,250

Total Exchange-Traded Funds (Cost $4,961,555)		4,289,450

Preferred Stocks 6.2%
Brazil 4.4%
Itau Unibanco Holding S.A. 6.54% (Banks)	112,000	1,482,198
Petroleo Brasileiro S.A. 0.36% (Oil, Gas & Consumable Fuels)	215,000	1,595,096

		3,077,294

Republic of Korea 1.8%
LG Chem, Ltd. 3.02% (Chemicals)	2,900	507,701
Samsung Electronics Co., Ltd. 4.15% (Technology Hardware, Storage & Peripherals)	25,000	784,301

		1,292,002

Total Preferred Stocks (Cost $4,451,593)		4,369,296

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Closed-End Funds 1.7%
India 1.7%
India Fund, Inc. (Capital Markets)	60,000	$1,200,600

Total Closed-End Funds (Cost $1,360,500)		1,200,600

Short-Term Investment 3.6%
Affiliated Investment Company 3.6%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	2,523,781	2,523,781

Total Short-Term Investment (Cost $2,523,781)		2,523,781

Total Investments (Cost $81,350,423)	99.4%	70,375,691
Other Assets, Less Liabilities	0.6	428,943
Net Assets	100.0%	$70,804,634
†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued security was $679,436, which represented 1.0% of the Fund’s net assets.

(d)	Current yield as of October 31, 2018.

Foreign Currency Forward Contracts

As of October 31, 2018, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
HKD	3,000,000	USD	382,544	Nomura International PLC	11/2/18	$15
USD	99,845	MXN	2,000,000	Nomura International PLC	11/5/18	1,387
Total unrealized appreciation						$1,402

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

HKD—Hong Kong Dollar

NVDR—Non-Voting Depositary Receipt

MXN—Mexican Peso

PCL—Provision for Credit Losses

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Russia	$1,461,269	$679,436	$—	$2,140,705
All Other Countries	55,851,859	—	—	55,851,859

Total Common Stocks	57,313,128	679,436	—	57,992,564

Exchange-Traded Funds	4,289,450	—	—	4,289,450
Preferred Stocks	4,369,296	—	—	4,369,296
Closed-End Funds	1,200,600	—	—	1,200,600
Short-Term Investment
Affiliated Investment Company	2,523,781	—	—	2,523,781

Total Investments in Securities	69,696,255	679,436	—	70,375,691

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,402	—	1,402

Total Investments in Securities and Other Financial Instruments	$69,696,255	$680,838	$—	$70,377,093

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Candriam Emerging Markets Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$740,472	1.0%
Automobiles	516,453	0.7
Banks	10,167,670	14.4
Biotechnology	245,571	0.3
Capital Markets	1,747,000	2.5
Chemicals	2,222,393	3.1
Commercial Services & Supplies	44,499	0.1
Construction & Engineering	1,790,533	2.5
Construction Materials	1,187,842	1.7
Diversified Consumer Services	318,780	0.5
Diversified Financial Services	784,431	1.1
Electronic Equipment, Instruments & Components	468,302	0.7
Entertainment	453,800	0.6
Exchange-Traded Funds	4,289,450	6.0
Food & Staples Retailing	1,052,498	1.5
Health Care Providers & Services	1,441,352	2.0
Hotels, Restaurants & Leisure	103,168	0.1
Insurance	3,336,454	4.7
Interactive Media & Services	3,810,662	5.4
Internet & Direct Marketing Retail	2,418,760	3.4
IT Services	662,900	0.9
Machinery	752,825	1.1
Media	1,476,259	2.1
Metals & Mining	2,657,765	3.8
Multiline Retail	566,976	0.8
Mutual Funds	2,523,781	3.6
Oil, Gas & Consumable Fuels	7,774,014	11.0
Paper & Forest Products	505,989	0.7
Personal Products	921,504	1.3
Pharmaceuticals	1,240,506	1.8
Real Estate Management & Development	1,259,061	1.8
Road & Rail	1,138,654	1.6
Semiconductors & Semiconductor Equipment	4,975,633	7.0
Specialty Retail	175,192	0.2
Technology Hardware, Storage & Peripherals	3,468,111	4.9
Textiles, Apparel & Luxury Goods	328,490	0.5
Transportation Infrastructure	626,890	0.9
Wireless Telecommunication Services	2,181,051	3.1

	70,375,691	99.4
Other Assets, Less Liabilities	428,943	0.6

Net Assets	$70,804,634	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $78,826,642)	$67,851,910
Investment in affiliated investment companies, at value (identified cost $2,523,781)	2,523,781
Cash denominated in foreign currencies (identified cost $964,768)	939,064
Receivables:
Investment securities sold	521,782
Dividends	133,349
Fund shares sold	89,580
Other assets	41,595
Unrealized appreciation on foreign currency forward contracts	1,402

Total assets	72,102,463

Liabilities
Payables:
Investment securities purchased	1,139,291
Custodian	61,347
Manager (See Note 3)	42,225
Shareholder communication	8,650
Offering costs	7,895
Professional fees	6,776
Foreign capital gains tax (See Note 2(C))	4,449
Transfer agent (See Note 3)	1,013
Trustees	188
NYLIFE Distributors (See Note 3)	111
Accrued expenses	25,884

Total liabilities	1,297,829

Net assets	$70,804,634

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,845
Additional paid-in capital	89,958,148

89,966,993
Total distributable earnings (loss)	(19,162,359)

Net assets	$70,804,634

Class A
Net assets applicable to outstanding shares	$34,702

Shares of beneficial interest outstanding	4,349

Net asset value per share outstanding	$7.98
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.44

Investor Class
Net assets applicable to outstanding shares	$107,696

Shares of beneficial interest outstanding	13,520

Net asset value per share outstanding	$7.97
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.43

Class C
Net assets applicable to outstanding shares	$92,941

Shares of beneficial interest outstanding	11,749

Net asset value and offering price per share outstanding	$7.91

Class I
Net assets applicable to outstanding shares	$7,934,027

Shares of beneficial interest outstanding	991,720

Net asset value and offering price per share outstanding	$8.00

Class R6
Net assets applicable to outstanding shares	$62,635,268

Shares of beneficial interest outstanding	7,823,169

Net asset value and offering price per share outstanding	$8.01

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period November 15, 2017 (inception date) through October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$1,480,717
Dividends—Affiliated	8,437
Interest	5,003
Securities lending	351
Other	181

Total income	1,494,689

Expenses
Manager (See Note 3)	672,022
Custodian	112,210
Offering (See Note 2)	91,357
Professional fees	80,357
Shareholder communication	17,210
Registration	16,297
Transfer agent (See Note 3)	5,012
Trustees	1,545
Distribution/Service—Class A (See Note 3)	153
Distribution/Service—Investor Class (See Note 3)	164
Distribution/Service—Class C (See Note 3)	657
Miscellaneous	49,752

Total expenses before waiver/reimbursement	1,046,736
Expense waiver/reimbursement from Manager (See Note 3)	(267,658)

Net expenses	779,078

Net investment income (loss)	715,611

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(8,652,737)
Foreign currency forward transactions	(1,605)
Foreign currency transactions	(215,220)

Net realized gain (loss) on investments and foreign currency transactions	(8,869,562)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(10,979,181)
Foreign currency forward contracts	1,402
Translation of other assets and liabilities in foreign currencies	(27,823)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,005,602)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(19,875,164)

Net increase (decrease) in net assets resulting from operations	$(19,159,553)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $180,277.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $1,174.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(4,449).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Changes in Net Assets

for the period November 15, 2017 (inception date) through October 31, 2018

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$715,611
Net realized gain (loss) on investments and foreign currency transactions	(8,869,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,005,602)

Net increase (decrease) in net assets resulting from operations	(19,159,553)

Distributions to shareholders(1):
Class I	(4,590)
Class R6	(3)

Total distributions to shareholders	(4,593)

Capital share transactions:
Net proceeds from sale of shares	105,155,034
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,385
Cost of shares redeemed	(15,189,639)

Increase (decrease) in net assets derived from capital share transactions	89,968,780

Net increase (decrease) in net assets	70,804,634

Net Assets
Beginning of period	—

End of period	$70,804,634

(1)

For the period ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	November 15, 2017* through October 31, 2018
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) on investments	(2.04)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)

Total from investment operations	(2.02)

Net asset value at end of period	$7.98

Total investment return (b)	(20.20%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.51%
Net expenses†† (c)	1.50%
Expenses (before waiver/reimbursement)†† (c)	1.89%
Portfolio turnover rate	80%
Net assets at end of period (in 000’s)	$35

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	November 15, 2017* through October 31, 2018
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) on investments	(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)

Total from investment operations	(2.03)

Net asset value at end of period	$7.97

Total investment return (b)(c)	(20.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.53%
Net expenses†† (d)	1.68%
Expenses (before waiver/reimbursement)†† (d)	2.03%
Portfolio turnover rate	80%
Net assets at end of period (in 000’s)	$108

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class C	November 15, 2017* through October 31, 2018
Net asset value at beginning of period	$10.00

Net Investment income (loss) (a)	0.00 ‡
Net realized and unrealized gain (loss) on investments	(2.06)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)

Total from investment operations	(2.09)

Net asset value at end of period	$7.91

Total investment return (b)	(20.90%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.04%
Net expenses†† (c)	2.44%
Expenses (before waiver/reimbursement)†† (c)	2.73%
Portfolio turnover rate	80%
Net assets at end of period (in 000’s)	$93

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class I	November 15, 2017* through October 31, 2018
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	(2.01)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	(2.00)

Less dividends and distributions:
From net investment income	(0.00)‡

Net asset value at end of period	$8.00

Total investment return (b)	(19.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.34%
Net expenses†† (c)	1.19%
Expenses (before waiver/reimbursement)†† (c)	1.79%
Portfolio turnover rate	80%
Net assets at end of period (in 000’s)	$7,934

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	November 15, 2017* through October 31, 2018
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss) on investments	(2.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)

Total from investment operations	(1.99)

Less dividends and distributions:
From net investment income	(0.00)‡

Less dividends and distributions:
Net asset value at end of period	$8.01

Total investment return (b)	(19.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.54%
Net expenses†† (c)	1.15%
Expenses (before waiver/reimbursement)†† (c)	1.43%
Portfolio turnover rate	80%
Net assets at end of period (in 000’s)	$62,635

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares have an inception date of November 15, 2017. Class T shares were registered for sale effective as of November 15, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

22	MainStay Candriam Emerging Markets Equity Fund

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

23

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. Offering costs are being amortized on a straight line basis over twelve months. Organizational expenses are expensed when incurred.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

24	MainStay Candriam Emerging Markets Equity Fund

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

25

Notes to Financial Statements (continued)

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,402	$1,402

Total Fair Value		$1,402	$1,402

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(1,605)	$(1,605)

Total Realized Gain (Loss)		$(1,605)	$(1,605)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$1,402	$1,402

Total Change in Unrealized Appreciation (Depreciation)		$1,402	$1,402

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long (a)	$382,544	$382,544
Forward Contracts Short (a)	$(99,845)	$(99,845)

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the period ended October 31, 2018, the effective management fee rate was 1.01%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments would waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.50% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6.

26	MainStay Candriam Emerging Markets Equity Fund

During the period ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $672,022 and waived its fees and/or reimbursed expenses in the amount of $267,658.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total

12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the period ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares was $104.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the period ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$15
Investor Class	140
Class C	143
Class I	4,714

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the period ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$13,184	$(10,660)	$—	$—	$2,524	$8	$—	2,524

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$19,950	57.5%
Investor Class	19,900	18.5
Class C	19,775	21.3
Class I	7,920,000	99.8
Class R6	20,025	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$82,230,087	$1,156,489	$(13,010,870)	$(11,854,381)

27

Notes to Financial Statements (continued)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$519,461	$(7,770,512)	$(24,655)	$(11,886,653)	$(19,162,359)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,787	$(1,787)

The reclassifications for the Fund are primarily due to non-deductible expenses.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $7,770,512 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,771	$ —

During the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Distributions paid from:
Ordinary Income	$4,593

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $143,311 and $55,832, respectively.

28	MainStay Candriam Emerging Markets Equity Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	18,664	$193,616
Shares redeemed	(16,394)	(164,901)

Net increase (decrease) in shares outstanding before conversion	2,270	28,715
Shares converted into Class A (See Note 1)	2,079	21,225

Net increase (decrease)	4,349	$49,940

Investor Class	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	15,682	$150,948
Shares redeemed	(81)	(735)

Net increase (decrease) in shares outstanding before conversion	15,601	150,213
Shares converted from Investor Class (See Note 1)	(2,081)	(21,225)

Net increase (decrease)	13,520	$128,988

Class C	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	11,749	$117,339

Net increase (decrease)	11,749	$117,339

Class I	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	9,276,122	$95,333,425
Shares issued to shareholders in reinvestment of dividends and distributions	343	3,385
Shares redeemed	(204,400)	(2,197,513)

Net increase (decrease) in shares outstanding before conversion	9,072,065	93,139,297
Shares converted from Class I (See Note 1)	(8,080,345)	(83,146,752)

Net increase (decrease)	991,720	$9,992,545

Class R6	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	1,045,597	$9,359,706
Shares redeemed	(1,294,928)	(12,826,490)

Net increase (decrease) in shares outstanding before conversion	(249,331)	(3,466,784)
Shares converted into Class R6 (See Note 1)	8,072,500	83,146,752

Net increase (decrease)	7,823,169	$79,679,968

(a)	Inception date was November 15, 2017.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statements of operations and changes in net assets for the period November 15, 2017 (commencement of operations) through October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period November 15, 2017 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period November 15, 2017 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

30	MainStay Candriam Emerging Markets Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $4,593 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

•	the total amount of taxes credited to foreign countries was $155,867.

•	the total amount of income sourced from foreign countries was $1,473,466.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Candriam Emerging Markets Equity Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

34	MainStay Candriam Emerging Markets Equity Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1795953 MS293-18	MSCEME11-12/18 (NYLIM) NL440

MainStay U.S. Government Liquidity Fund

Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period July 2, 2018 (the inception date of the Fund) to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made July 2, 2018, and held for the entire period from July 2, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period from July 2, 2018, to October 31, 2018.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/2/18[1]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[2]	Net Expense Ratio During Period[3]

Class I Shares	$1,000.00	$1,006.10	$0.50	$1,016.21	$0.51	0.15%

1	The inception date of the Fund.
2

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 122 (to reflect the since-inception period). The table above represents the actual expenses incurred during the period.

3	Expenses are equal to the Fund’s annualized expense ratio to reflect the since-inception period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of October 31, 2018 (Unaudited)

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 4 for specific holdings within these categories. The Fund’s portfolio is subject to change.

3

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Short-Term Investments 100.0% †
Government Agency Debt 28.7%
Federal Farm Credit (a)
2.21%, due 11/16/18	$40,000,000	$39,964,000
2.21%, due 11/19/18	10,000,000	9,989,200
Federal Home Loan Banks (a)
2.18%, due 11/14/18	20,520,000	20,504,069
2.21%, due 11/6/18	35,000,000	34,989,670
2.215%, due 12/5/18	3,000,000	2,993,809
2.27%, due 12/6/18	43,000,000	42,908,237
Tennessee Valley Authority (a)
2.21%, due 11/6/18	2,000,000	1,999,390
2.21%, due 11/13/18	55,000,000	54,960,033
2.21%, due 11/20/18	41,000,000	40,952,611

Total Government Agency Debt (Cost $249,261,019)		249,261,019

Treasury Debt 71.3%
United States Treasury Bills (a)
2.143%, due 11/15/18	348,118,000	347,830,957
2.147%, due 11/1/18	137,951,000	137,951,000
2.184%, due 11/23/18	1,963,000	1,960,409
2.187%, due 12/11/18	131,866,000	131,548,050

Total Treasury Debt (Cost $619,290,416)		619,290,416

Total Investments (Amortized Cost $868,551,435)	100.0%	868,551,435
Other Assets, Less Liabilities	(0.0)‡	(107,667)

Net Assets	100.0%	$868,443,768

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest rate shown represents yield to maturity.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$249,261,019	$—	$249,261,019
Treasury Debt	—	619,290,416	—	619,290,416

Total Investments in Securities	$—	$868,551,435	$—	$868,551,435

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

4	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (amortized cost $868,551,435)	$868,551,435
Cash	6,331
Receivables:
Prepaid offering cost (See Note 2)	33,458

Total assets	868,591,224

Liabilities
Payables:
Manager (See Note 3)	86,293
Custodian	25,500
Professional fees	19,900
Shareholder communication	5,818
Trustees	2,943
Accrued expenses	7,002

Total liabilities	147,456

Net assets	$868,443,768

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$868,439
Additional paid-in capital	867,571,006

868,439,445
Total distributable earnings (loss)	4,323

Net assets	$868,443,768

Shares of beneficial interest outstanding	868,439,445

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	5

Statement of Operations for the period July 2, 2018 (inception date) through October 31, 2018

Investment Income (Loss)
Income
Interest	$6,184,839
Other	1,155

Total income	6,185,994

Expenses
Manager (See Note 3)	376,744
Professional fees	62,195
Amortization of offering costs (See Note 2)	25,889
Custodian	25,500
Trustees	7,559
Shareholder communication	7,501
Miscellaneous	8,869
Organization Expense	795

Total expenses before waiver/reimbursement	515,052
Expense waiver/reimbursement from Manager (See Note 3)	(44,123)

Net expenses	470,929

Net investment income (loss)	5,715,065

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,323

Net increase (decrease) in net assets resulting from operations	$5,719,388

6	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period July 2, 2018 (inception date) through October 31, 2018

2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,715,065
Net realized gain (loss) on investments	4,323

Net increase (decrease) in net assets resulting from operations	5,719,388

Distributions to shareholders	(5,715,065)

Capital share transactions:
Net proceeds from sale of shares	5,946,373,164
Net asset value of shares issued to shareholders in reinvestment of dividends	5,713,910
Cost of shares redeemed	(5,083,647,629)

Increase (decrease) in net assets derived from capital share transactions	868,439,445

Net increase (decrease) in net assets	868,443,768

Net Assets
Beginning of period	—

End of period	$868,443,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	7

Financial Highlights selected per share data and ratios

Class I	July 2, 2018* through October 31, 2018
Net asset value at beginning of period	$1.00

Net investment income (loss)	0.01

Total from investment operations	0.01

Less dividends:
From net investment income	(0.01)

Net asset value at end of period	$1.00

Total investment return (a)	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.82%
Net expenses††	0.15%
Expenses (before waiver/reimbursement)††	0.16%
Net assets at end of period (in 000’s)	$868,444

*	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

8	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers one class of shares. Class I shares commenced operations on July 2, 2018. Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

9

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the period ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the period ended October 31, 2018, is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the

10	MainStay U.S. Government Liquidity Fund

obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of its average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the period ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $376,744. Additionally, New York Life Investments reimbursed expenses in the amount of $44,123, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the period ended October 31, 2018, the Fund was also advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, did not retain any CDSCs on redemptions of Class I shares.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. As of October 31, 2018, the Fund did not record any transfer agent expenses.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$25,528	$—	$(21,205)	$—	$4,323

The other temporary differences are primarily due to amortization of organizational costs.

During the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Distributions paid from:
Ordinary Income	$5,715,065

11

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Capital Share Transactions

Period ended October 31, 2018 (a):
Shares sold	5,946,373,164
Shares issued to shareholders in reinvestment of dividends	5,713,910
Shares redeemed	(5,083,647,629)

Net increase (decrease)	868,439,445

(a)	The inception date of the Fund was July 2, 2018.

Note 7–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

12	MainStay U.S. Government Liquidity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statements of operations and changes in net assets for the period July 2, 2018 (commencement of operations) through October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period July 2, 2018 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period July 2, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

13

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that a mutual fund’s investment advisory agreement(s) be approved initially and, following an initial term of up to two years, the continuation of the mutual fund’s investment advisory agreement(s) be approved at least annually by the mutual fund’s board of trustees. At its June 19-21, 2018 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for an initial two-year period the Management Agreement between MainStay Funds Trust and New York Life Investment Management LLC (“New York Life Investments”) with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”).

In reaching its decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors specifically in connection with a contract review process that took place during and in advance of the meeting, which included responses from New York Life Investments and NYL Investors to a comprehensive list of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, including the MainStay VP U.S. Government Money Market Portfolio, which is also subadvised by NYL Investors and has investment strategies materially similar to those of the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the investment advisory and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information provided in connection with its in-person meeting held in March 2018 regarding the proposed establishment of the Fund.

The Board considered information provided throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Trustees. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. The Board also considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of the Advisory Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, including the MainStay VP U.S. Government Money Market Portfolio; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and anticipated overall total ordinary operating expenses as compared to the peer funds and a supplemental peer group identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the advisory and subadvisory agreements for other funds in the MainStay Group of Funds in prior years and the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

14	MainStay U.S. Government Liquidity Fund

options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Advisory Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and on-going oversight services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis to be provided by compliance and investment personnel. The Board noted that the non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement for the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating MainStay Funds Trust’s officers, except for a portion of the salary of MainStay Funds Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors proposed to provide to the

Fund. The Board evaluated NYL Investors’ experience in managing other portfolios, including those with investment strategies similar to those of the Fund, such as the MainStay VP U.S. Government Money Market Portfolio. The Trustees examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and NYL Investors’ willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment process, strategies and risks, recognizing that these would be materially similar to those of the MainStay VP U.S. Government Money Market Portfolio, also subadvised by NYL Investors. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund, including the MainStay VP U.S. Government Money Market Portfolio, as applicable. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by NYL Investors.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and NYL Investors

The Board considered the anticipated costs of the services to be provided by New York Life Investments and NYL Investors under the Advisory Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Fund, the Board considered the anticipated cost and profitability information for New York Life

15

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and NYL Investors and the expected profits to be realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to be able to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s likely profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than unaffiliated investment options.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Advisory Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fees to be paid to NYL Investors would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s expected fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers, including New York Life Investments’ statement that some similar funds managed by other investment advisers are not charged a management fee. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund. The Board considered the differences in the contractual management fee schedules of the Fund and these similarly managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients and the scope of services to be provided specifically to the Fund. Additionally, the Board considered the potential impact of any proposed contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Fund’s proposed management fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board

16	MainStay U.S. Government Liquidity Fund

recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments, including the MainStay VP U.S. Government Money Market Portfolio, and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of the Fund’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements.

17

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Federal Income Tax Information (Unaudited)

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nyinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nyinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

18	MainStay U.S. Government Liquidity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

19

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Market Vectors Group of Exchange- Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***; MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
	Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

20	MainStay U.S. Government Liquidity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and Boston University: Trustee since 2014.

	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

21

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

22	MainStay U.S. Government Liquidity Fund

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2018 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,467,000.

The aggregate fees billed for the fiscal year ended October 31, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,377,900.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,500 for the fiscal year ended October 31, 2018; and (ii) $17,500 for the fiscal year ended October 31, 2017. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2018; and (ii) $0 during the fiscal year ended October 31, 2017. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2018; and $0 during the fiscal year ended October 31, 2017.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2018 and October 31, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2018; and $0 for the fiscal year ended October 31, 2017.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 4, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 4, 2019

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.